Exhibit 3.11-2(v)

DUE DILIGENCE REVIEW FOR VEOLIA ES SOLID WASTE ACTIVE LANDFILL ASSETS PENNSYLVANIA UNITED STATES Prepared for Star Atlantic Waste Holdings, L.P. New York June 2012 Prepared by

Rev. 0, 6/25/12
Project 120347.001

TABLE OF CONTENTS

1 INTRODUCTION 1-1
1.1 PURPOSE AND SCOPE 1-1
1.2 KEY FINDINGS AND ISSUES 1-2
2 GREENTREE LANDFILL 2-1
2.1 GENERAL SITE DESCRIPTION 2-1
2.2 KEY DOCUMENTS REVIEWED 2-1
2.3 PERMITS 2-1
2.3.1 *Existing* 2-1
2.3.2 *Pending / Future / Expansion* 2-3
2.4 AREA, AIRSPACE, AND SOIL BALANCE 2-4
2.4.1 *Area* 2-4
2.4.2 *Airspace* 2-4
2.4.3 *Soil Balance* 2-4
2.5 LINER AND COVER SYSTEM 2-5
2.6 LANDFILL GAS SYSTEM / LANDFILL GAS TO ENERGY 2-5
2.7 ENVIRONMENTAL MONITORING 2-6
2.7.1 *Hydrogeology and Groundwater* 2-6
2.7.2 *Landfill Gas Probes/Locations* 2-6
2.7.3 *Stormwater* 2-6
2.7.4 *Air and Landfill Gas* 2-7
2.8 COMPLIANCE HISTORY 2-7
2.9 CAPITAL EXPENDITURES AND CLOSURE / POST CLOSURE COSTS 2-7
2.10 SITE VISIT AND INTERVIEW 2-8
2.11 REGULATORY INTERVIEW (IF ALLOWED) 2-8
2.12 OTHER SIGNIFICANT ITEMS THAT ARE UNIQUE TO THE SITE 2-8
3 LANCASTER LANDFILL 3-1
3.1 GENERAL SITE DESCRIPTION 3-1
3.2 KEY DOCUMENTS REVIEWED 3-1
3.3 PERMITS 3-2
3.3.1 *Existing* 3-2
3.3.2 *Pending / Future / Expansion* 3-2
3.4 AIRSPACE AND SOIL BALANCE 3-3
3.1 LINER AND COVER SYSTEM 3-3
3.2 LANDFILL GAS SYSTEM / LANDFILL GAS TO ENERGY 3-4
3.3 ENVIRONMENTAL MONITORING 3-4
3.3.1 *Hydrogeology and Groundwater* 3-4
3.3.2 *Landfill Gas Probes* 3-4
3.3.3 *Stormwater* 3-4
3.3.4 *Air and Landfill Gas* 3-4
3.4 COMPLIANCE HISTORY 3-4
3.5 CAPITAL EXPENDITURES AND CLOSURE / POST CLOSURE COSTS 3-5
3.6 SITE VISIT AND INTERVIEW 3-5
3.7 REGULATORY INTERVIEW (IF ALLOWED) 3-5

X:\PROJECTS\HIGHSTAR CAPITAL\BAYOU - 120347_Project Files\Active Landfill Due Diligence Report\Pennsylvania\US Active LF DD Report - PA.docx Last Printed 6/25/12
i
CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc.

Rev. 0, 6/25/12
Project 120347.001

TABLE OF CONTENTS (Continued)

3.8 OTHER SIGNIFICANT ITEMS THAT ARE UNIQUE TO THE SITE 3-5

4 CHESTNUT VALLEY LANDFILL 4-1

4.1 GENERAL SITE DESCRIPTION 4-1
4.2 KEY DOCUMENTS REVIEWED 4-1
4.3 PERMITS 4-2
4.3.1 Existing 4-2
4.3.2 Facility Operating Permit 4-2
4.3.3 Pending / Future / Expansion 4-3
4.4 AIRSPACE AND SOIL BALANCE 4-3
4.4.1 Permitted Airspace 4-3
4.4.2 Remaining Permitted/ Constructed Airspace 4-3
4.4.3 Remaining Site Life 4-3
4.4.4 Soil Balance 4-4
4.5 LINER AND COVER SYSTEM 4-4
4.5.1 Baseliner System (double composite liner) 4-4
4.5.2 Final Cover System (single composite liner) 4-4
4.6 LANDFILL GAS SYSTEM / LANDFILL GAS TO ENERGY 4-5
4.7 ENVIRONMENTAL MONITORING 4-5
4.7.1 Hydrogeology and Groundwater 4-5
4.7.2 Landfill Gas Probes 4-6
4.7.3 Stormwater 4-6
4.7.4 Leachate 4-7
4.7.5 Air and Landfill Gas 4-7
4.8 COMPLIANCE HISTORY 4-7
4.9 CAPITAL EXPENDITURES AND CLOSURE / POST CLOSURE COSTS 4-8
4.9.1 Cell Development 4-8
4.9.2 Closure 4-8
4.9.3 Landfill Gas System 4-9
4.9.4 Other Capital Expenditures 4-9
4.9.5 Post Closure 4-9
4.10 SITE VISIT AND INTERVIEW 4-10
4.11 REGULATORY INTERVIEW (IF ALLOWED) 4-10
4.12 OTHER SIGNIFICANT ITEMS THAT ARE UNIQUE TO THE SITE 4-10

LIMITATIONS 1

APPENDICES .....

APPENDIX A GREENTREE LANDFILL

APPENDIX B LANCASTER LANDFILL

APPENDIX C CHESTNUT VALLEY LANDFILL

X:\PROJECTS\HIGHSTAR CAPITAL\BAYOU - 120347_Project Files\Active Landfill Due Diligence Report\Pennsylvania\US Active LF DD Report - PA.docx Last Printed 6/25/12

ii

CORNERSTONE Environmental Group, LLC
HHNT HODGES, HARBIN NEWBERRY & TRIBBLE, INC

Rev. 0, 6/25/12
Project 120347.001

1 INTRODUCTION

1.1 Purpose and Scope

This Due Diligence Review for Veolia ES Solid Waste (Veolia) active landfills was prepared to assist Star Atlantic Waste Holdings, LP (Star Atlantic) with preparation of their bid to purchase the stock of Veolia. As requested by Star Atlantic, Cornerstone Environmental Group, LLC (Cornerstone) in cooperation with Hodges, Harbin, Newberry & Tribble, Inc. (HHNT) reviewed the documentation provided by Veolia on the Merrill Datasite and anonymously accessed public records to evaluate these facilities, with a particular focus on the projected future capital costs associated with new cell construction, landfill closure and post-closure care. Cornerstone was unable to confirm whether the documentation provided by Veolia presented a comprehensive view of the subject facilities but the information appeared adequate for the intended purpose.

Although site visits, site manager interviews, and regulatory agency interviews were anticipated to be part of this evaluation, Veolia has not granted permission to do so at this time. In addition, this work has been subject to confidentiality agreements with both Star Atlantic and Veolia. Thus this evaluation was limited to review of data as described above.

The reviews of the active landfills of Veolia are included in four volumes grouped geographically as follows:

- Wisconsin and Minnesota
- Illinois, Indiana, Kentucky, Michigan and Missouri
- Pennsylvania
- Georgia, Alabama, Florida and the Bahamas

Each landfill is presented as a separate section of the respective report. In addition, each landfill has an appendix containing a general site illustration identifying key site features and a summary table summarizing Veolia's construction projections from 2011 and 2012 along with Cornerstone's recommendations for anticipated costs and timing of projects (which may or may not agree with those projected by Veolia).

Section 1.2 below presents key findings and issues for the landfills contained within this volume.

X:\PROJECTS\HIGHSTAR CAPITAL\BAYOU - 120347_Project Files\Active Landfill Due Diligence Report\Pennsylvania\US Active LF DD Report - PA.docx Last Printed 6/25/12

1-1

CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin Newberry & Tribble Inc.

1.2 Key Findings and Issues Landfill Significant Liability Issues/Other Site Issues Recommendations Greentree Outstanding/Pending NOVs—NPDES Confirm Status in SPA and Leachate Storage Schedules Greentree Increases to Cost Projections are Advise Star Atlantic—Recommended More industry-standard estimates have been provided 111 BH Appendix to this report. Greentree Waste Density used to project future Advise Star Atlantic—life higher than normal Actual waste types accepted in the future (as well as operational methods) will have a significant effect on in-place density which has a direct effect on site life projections and timing for new cell development projects. Lancaster Veolia waste acceptance view is Advise Star Atlantic—significantly reduced from 2011 Use lower waste (1,000 tons per day) to 2012 (500 tons projections or identify per day). additional tons for this facility. Lancaster Facility is subject to a 250 ton per year limit on wastes from Lancaster County. Advise Star Atlantic. Lancaster Increases to Cost Projections are Advise Star Atlantic—Recommended More industry-standard estimates have been provided in an Appendix to this report. Chestnut Valley Letter of Intent signed with PPL to Determine status of develop a LFG to Energy facility, agreements to understand value. Chestnut Valley Unresolved Fayette County zoning Confirm Status in SPA violation Schedules Chestnut Valley Site was previously deep mined and Advise Star Atlantic—

strip mined for coal. Apparently a more robust specification for geomembranes was designed to accommodate potential stability issues, however, no information was provided to enable detailed review. Chestnut Valley Increases to Cost Projections are Advise Star Atlantic—Recommended More industry-standard estimates have been provided in an Appendix to this report. Chestnut Valley- Waste Density used to project future Advise Star Atlantic—life higher than normal. Actual waste types accepted in the future (as well as operational methods) will have a significant affect on in-place density which has a direct affect on site life projections and timing for new cell development projects.

2 GREENTREE LANDFILL 2.1 General Site Description The Greentree landfill is an active municipal solid waste landfill located at 635 Toby Road, Kersey, Pennsylvania. The landfill is located on a 1,453.90 acre property which includes a currently permitted solid waste disposal area of 335.60 acres, of which 90.5 acres is currently closed and in Post-Closure, and 245.1 acres is in operation. The Landfill is permitted by the Pennsylvania Department of Environmental Protection (PADEP) Permit No. 101397. The landfill is currently owned and operated by Veolia Environmental Services—Solid Waste (VES-SW). According to VES-SW Historic Waste Intake Reports, the average waste intake over the last four years is 984,366 tons (with a high of 1,102,245 tons in 2008 and a low of 879,260 tons in 2009). An aerial photograph depicting key site features is presented in Appendix A. 2.2 Key Documents Reviewed Landfill Profile Sheet, January 2012 Monitoring well Analytical reports, prepared by Veolia ES, 2011 Form 19 Municipal Waste Landfill Quarterly and Annual Water quality Analysis, Dated 12/7/2-11 Area 2 Expansion Drawings, prepared by Blasosky Associates, Inc., Dated October 2006. Form 50 Municipal Waste Landfill Leachate Analyses, Dated 6/7/2011 Air Quality Program—Inspection report, Dated 9/1/2011 Environmental Due Diligence Report, prepared by Almes & Associates, Inc. Landfill Evaluation Report, prepared by Golder Associates, Dated April 20, 2012 Form 1 Facility Plan, 2/2007 Veolia ES Greentree Landfill 2012 Airspace Calculations, 5/11/2012 Construction Cost Estimates 2012 2.3 Permits 2.3.1 Existing The current facility operating permit (Permit No. 101397) was issued on December 8, 2008 and will expire on December 8, 2018. The permits and licenses that the Greentree facility has obtained may be summarized as follows: 2-1

Rev. 0, 6/25/12
Project 120347.001

Type of Permit/License	Number	Date Held To – From
Disposal and/or Processing Facility (PaDEP Solid Waste)	101397	Issued 11/10/98 Reissued 12/08/08 Expires 12/08/18
Acknowledgment of notification to install 6" diameter outfall pipe (PaDEP Water Management)	BDWM-GP-4 E24-138	Issued 1/22/90 Approved 5/05/98 Expires N/A
Operation of leachate equalization impoundment dam (PaDEP Watershed Management)	D24-058	Issued 1/04/91 Approved 4/20/98 Expires N/A
Sewage Disposal System	C-37439	Issued 10/02/87 Expires N/A
Water Obstruction and Encroachment Permit (PaDEP Water Management)	E24-248	Issued 12/08/08 Expires 12/31/18
EPA Acknowledgement of Notification of Regulated Waste Activity	PAD987398831	Issued 5/12/98 Expires N/A
Title V Air Quality (PaDEP Air Quality)	24-00123	Issued 12/13/10 Expires 11/30/15
NPDES Permit (includes stormwater discharges) (PaDEP Water Management)	PA0103446	Issued 4/04/05 Amendment #2 Issued 11/26/08 Effective 1/01/09 Expires 4/03/10* Operating under Existing permit – Draft Permit issued on 2/15/2012
Non Coal Mine Operator's License (PaDEP Bureau of Mining)	6763	Issued 8/29/11 Expires 6/30/12
NonCoal Surface Mining Permit for Penfield No. 1	17010301	Issued 1/29/02 Reissued 11/4/03

X:\PROJECTS\HIGHSTAR CAPITAL\BAYOU - 120347_Project Files\Active Landfill Due Diligence Report\Pennsylvania\US Active LF DD Report - PA.docx Last Printed 6/25/12

2-2

CORNERSTONE Environmental Group, LLC HHNT Hodges, Harbin, Newberry & Tribble, Inc.

Rev. 0, 6/25/12
Project 120347.001

Clay Mining Site(PaDEP Bureau of Mining)		Revised 8/18/06 Reissued 7/14/2009
NonCoal Surface Mining Permit for Toby No. 1 Clay Mining Site (PaDEP Bureau of Mining)	24020301-01	Issued 1/13/04 Reissued 9/21/06 Renewed 4/23/07 Renewed 7/10/2009 Expires N/A
NonCoal Surface Mining NPDES Permit For Penfield No. 1 Clay Mining Site (PaDEP Bureau of Mining)	PA0243124	Issued 1/29/05 Reissued 11/4/03 Revised 8/18/06 Expired 1/29/07 Renewed 1/29/07 Expired 1/29/2012*
Blasting Activity Permit (PaDEP Bureau of Mining)	24114006	Issued 10/07/11 Expires 8/01/12
Dead Animal Disposal License (PA Dept of Agriculture)	RP00011D	Issued 1/01/12 Expires 12/31/12
Maintain bridge across Little Toby Creek for access (PaDEP Watershed Management)	E24-126	Issued 12/29/89 Approved 5/05/98 Expires N/A
Title V – Air quality Permit	24-00123	Issued 12/13/2009 Expires 11/30/2015
Water Quality Management Permit	2489202	Issued 5/17/1989 Expires N/A
Noncoal Authorization to Mine	6763-24020301-01	Issued 1/13/2004 Reissuance 7/10/2009 Renewal 4/23/2007 Expires N/A

2.3.2 Pending / Future / Expansion

There are no current expansion plans for the Greentree Landfill.

X:\PROJECTS\HIGHSTAR CAPITAL\BAYOU - 120347_Project Files\Active Landfill Due Diligence Report\Pennsylvania\US Active LF DD Report - PA.docx Last Printed 6/25/12
2-3
CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc.

Rev. 0, 6/25/12
Project 120347.001

2.4 Area, Airspace, and Soil Balance

2.4.1 Area

The total property area encompasses 1,453.9 acres which includes a waste disposal area of 335.6 acres. The original landfill area of 90.5 acres is closed and in Post-Closure and 245.1 acres are in operation. Currently, there are 131.3 acres of baseliner remaining to be constructed (as of 12/31/2012) and 200.5 acres that will receive final cover construction in the future.

2.4.2 Airspace

The total permitted airspace for the landfill is 51,970,792 cubic yards. As of the last aerial topographic survey, dated 3/6/2012, the remaining permitted space is 35,048,521 cubic yards as reported in the 2012 Annual Airspace Calculations.

Based on a comparison of the 4/2/2011 and 3/6/2012 topographic surveys, the annual waste density was calculated to be 2,415 pounds per cubic yard. This density is significantly higher than industry standard. The site does accept drill cuttings from Marcellus shale which would contribute to an increase in waste density over typical municipal solid waste. Long term, Cornerstone does not believe that the waste density can be sustained at this level and as natural gas development activities wane, the density will likely revert to lower, pre-natural gas drilling spoil rates.

In projecting the remaining life of the landfill, a waste density of 2,100 pounds per cubic yard was used. Assuming 3,200 tons per day, 307 filling days per year, the estimated remaining site life from the 2012 survey date has been reported as 37.5 years. The waste intake rate of 3,200 tons per year is approximately the average rate for the past four years, though it is higher than the actual waste acceptance rate over the past year. Although this waste density is lower than last year's reported waste density, sustaining high waste densities will likely be directly tied to the level of natural gas drilling activity in the region. We recommend that a lower, more conservative waste density be utilized for long-term site life projections.

2.4.3 Soil Balance

Detailed soil balance information including quantities and types of soil available on site is not available. There are several borrow areas on site which, along with materials obtained during cell excavation, are used to provide daily and intermediate cover, structural fill, final cover soil, low permeability soil, and protective cover aggregate. Aggregate material is manufactured from excavation of bedrock materials during cell construction.

X:\PROJECTS\HIGHSTAR CAPITAL\BAYOU - 120347_Project Files\Active Landfill Due Diligence Report\Pennsylvania\US Active LF DD Report - PA.docx Last Printed 6/25/12

2-4

CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin, Newberry & Tribble, Inc.

Rev. 0, 6/25/12
Project 120347.001

The Form 1 – Facility Plan for the site states "The quantity, quality and availability of acceptable on-site soils to be used as cover material and liner system construction material are discussed in detail in the revised Form F. The majority of cover soil will also be obtained from sources within the permit boundary. However, off-site borrow sources for low permeability soils, aggregate materials and a portion of the cover soil will be necessary at least in part."

Form J was not provided for review, therefore, it cannot be determined the quantity of soil that will need to be imported. The unit costs for the various soils in the cost estimates appears to be constant, therefore, it does not appear that increased expenditure for the purchase of off-site soil has been included.

2.5 Liner and Cover System

Information provided in the "Area 2 Expansion, Phase I/II Drawings", prepared by Blazosky Associated, Inc, Dated October 2006 indicate that the permitted base liner systems for the facility (from top to bottom) includes:

- 12-inch leachate collection soil layer
- Geotextile
- 60 mil HDPE primary geomembrane
- 2 –foot low permeability soil layer
- Drainage composite layer (leachate detection zone)
- 60 mil HDPE secondary geomembrane
- 6-inch soil subbase

The final cover system (from top to bottom) may be summarized as follows:

- 24-inch cover soil layer
- Drainage composite layer
- 40 mil geomembrane
- 12-inch intermediate cover soil layer

2.6 Landfill Gas System / Landfill Gas to Energy

The facility has installed a landfill gas collection and control system. The system consists of a landfill gas extraction wells and a recovery piping system, an enclosed ground flare, and a landfill gas cleaning plant. The landfill gas cleaning plant processes raw landfill gas to produce methane rich high BTU gas and low methane, high carbon dioxide off-gas. The resulting high-BTU pipeline quality gas is added to an interstate natural gas pipeline.

X:\PROJECTS\HIGHSTAR CAPITAL\BAYOU - 120347_Project Files\Active Landfill Due Diligence Report\Pennsylvania\US Active LF DD Report - PA.docx Last Printed 6/25/12
2-5
CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc.

Rev. 0, 6/25/12
Project 120347.001

2.7 Environmental Monitoring

The facility conducts environmental monitoring in accordance with the operating permit, including air quality, stormwater, groundwater, and leachate. Monitoring is described in the following sections of this report.

2.7.1 Hydrogeology and Groundwater

The ground water monitoring network at the facility consists of 13 monitoring wells and one spring at the closed landfill area (original landfill) and 16 monitoring wells at the expansion area (expansion landfill) which are sampled on a quarterly basis by Fairway Laboratories. Analytical testing of the samples was performed by Analytical Services of Brockway, Pa.

In 2011 reports by Veolia Environmental Services indicated detections of metals above the Act 2 drinking water levels. These elevated parameters included dissolved manganese, total cobalt, nickel, and dissolved arsenic from well at the original landfill and elevated manganese, nickel, beryllium and cobalt at the expansion landfill.

The Due Diligence report prepared in 1997 by Almes & Associates stated that a groundwater abatement program consisting of a pump and treat system was installed in 1992 to treat volatile organic compounds (VOCs) detected in the vicinity of the old 90.5 acre landfill. Based on the evaluation by Almes, it appeared that there had been progressive improvement in the quality of the water samples taken from abatement wells and as such the plan appeared to be working. At the time of the report, Almes noted that BFI had initiated discussions with PADEP to discontinue the pump and treat system. This abatement system is not discussed in the more recent data provided to Cornerstone and it is not clear if it was discontinued.

2.7.2 Landfill Gas Probes/Locations

Landfill gas is monitored at the facility on a monthly basis. Landfill gas is monitored at 20 locations around the facility, including the site buildings (i.e., check station, shop and office) and 17 locations appear to be gas probes around the perimeter of the landfill. The percent LEL and percent combustible gas are monitored at each of the 20 locations. During 2011 all readings were 0.00 (non-detect).

2.7.3 Stormwater

The facilities storm water discharges are covered under the Authorization to Discharge Under the National Pollutant Discharge Elimination System Discharge Requirements for Industrial Wastewater Facilities (NPDES Permit No. PA0103446). Sampling of stormwater discharge from the outfall of 15 Sediment basins is performed monthly. In June 2011, a NOV was issued by PADEP for an off-site release of leachate that flowed

X:\PROJECTS\HIGHSTAR CAPITAL\BAYOU - 120347_Project Files\Active Landfill Due Diligence Report\Pennsylvania\US Active LF DD Report - PA.docx Last Printed 6/25/12

2-6

CORNERSTONE Environmental Group, LLC
HHNT Hodges Harbin Newberry & Tribble, Inc.

Rev. 0, 6/25/12
Project 120347.001

off the landfill into a sediment basin that discharged off-site. The site reached an agreement with PADEP ($7,500 fine). This NOV is fully resolved.

2.7.4 Air and Landfill Gas

The Veolia ES Greentree Landfill is subject to the National Emissions Standards for Hazardous Air Pollutants: Municipal Solid Waste Landfills (Landfill NESHAP – 40 CFR 63 Subpart AAAA). In 2011, Veolia ES reported that the actions taken at the facility were consistent with the approved Semiannual Startup, Shutdown, Malfunction (SMM) Plan for the facility.

2.8 Compliance History

Based on the information provided and reviewed, the facility appears to be in general compliance with applicable regulations. However, in 2011 and the first quarter of 2012 the PADEP issued 3 Notice of Violations. These violations included, off-site release of leachate into waters of the Commonwealth, exceeding permitted limits on NPDES permit, and exceeding leachate storage limits. These violations are in the resolution process with PADEP. The following are indicated as pending by Veolia (1.3.1.1 Violation History):

- A NOV was issued by the PADEP 1/13/12 for exceeding effluent discharge limits from the WWTP, in violation of the site NPDES permit. It was noted by PADEP that the Department intended to propse a Consent Order and Agreement ot Veolia to resolve the violations. The site is preparing a compliance schedule and following up with PADEP.
- A NOV was issued by the PADEP 2/13/12 for leachate storage exceeding capacity.
- A NOV was issued on 3/9/12 for failure to follow the approved Leachate Treatment Plan.

2.9 Capital Expenditures and Closure / Post Closure Costs

Included as Appendix A is a comparison of recent assessments prepared by Veolia which project site development, closure and post-closure care costs and timing of those expenditures for the landfill (Summary Comparison of 2011 and 2012 Airspace Memos). In addition to providing a summary of Veolia's most recent projections, our recommendations for predicted expenditures are included. Overall, we found Veolia's approach to predicting the timing of cell construction and capping projects and their approach for building cost estimates for those projects to be sound. In some cases, we believe the cost estimates are too aggressive to be considered reliable and in those cases we have recommended alternative costs for modeling purposes. Landfill gas collection and control piping costs are not included in the closure estimate.

X:\PROJECTS\HIGHSTAR CAPITAL\BAYOU - 120347_Project Files\Active Landfill Due Diligence Report\Pennsylvania\US Active LF DD Report - PA.docx Last Printed: 6/25/12

2-7

CORNERSTONE Environmental Group, LLC

HHNT HODGES, HARBIN NEWBERRY & TRIBBLE, INC

Rev. 0, 6/25/12
Project 120347.001

In this area of the United States, over the past three years we have experienced double composite cell construction costs ranging from $500,000 to $575,000 and capping costs ranging from $150,000 to $200,000. These values represent construction costs only and do not include engineering and owner administration costs. In view of this, and as shown in the Appendix C summary, it is recommended that certain cost expectations should be increased.

Total projected Post Closure Care Costs calculated by Veolia ES in 2012 dollars over a 30 year post closure period is estimated at $7,917,900. Leachate treatment and landfill gas system operations and maintenance costs contribute to concerns for the total post closure projected costs. The projected costs are, based upon our experience, low for landfill post-closure care. Recommended allocations for construction of these cells are listed in a table included in Appendix C.

2.10 Site Visit and Interview

A site visit and interview was not permitted as of the date of this report.

2.11 Regulatory Interview (If allowed)

A regulatory interview was not permitted as of the date of this report.

2.12 Other Significant Items that are Unique to the site

The Facility has volunteered to participate in the Cooperative Nursery Program in partnership with the Commonwealth of Pennsylvania Fish and Boat Commission to stock nearby streams. The program provides technical guidance as well as fish eggs, fry or fingerling fish to stock streams for increased fishing opportunities. The proposed site is undergoing an evaluation of stream quality to determine its feasibility for rearing fish.

The property taxes associated with non-landfill properties are assumed to be paid by selling timber from property.

There is a host agreement with Fox Township effective through July 31, 2018 to provide the following annual benefits:

1. 1,000 tons per year MSW and C&D disposal
2. 750 tons per year sludge dispoal
3. $5,000 to the ambulance facility fund
4. $5,000 to the Fire Company Benefit
5. $3,000 for outdoor environmental center construction and operation
6. $0.08/ton for materials weighed and disposed of at Greentree from other company owned facilities
7. $5,000 for Scholarship program

X:\PROJECTS\HIGHSTAR CAPITAL\BAYOU - 120347_Project Files\Active Landfill Due Diligence Report\Pennsylvania\US Active LF DD Report - PA.docx Last Printed 6/25/12
2-8
CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc.

$1.24/ton for PA waste $1.02/ton for waste from outside PA until 6/30/2013, then $1/04/ton until 6/30/2015, then $1.06/ton A service fee agreement with Elk County exists effective through 3/31/2013 to pay the County $0.50/ton for disposable material, excluding material generated in Elk County. Payment is made quarterly. Property taxes for the adjacent property areas are paid using revenues generated from timber. The presence of the Indiana bat on site requires that timber activities only occur from 10/1 through 3/31. 2-9

Rev. 0, 6/25/12
Project 120347.001

3 LANCASTER LANDFILL

3.1 General Site Description

The Veolia ES Lancaster Landfill is an active Construction and Demolition (C&D) landfill that began operation in 1996. The landfill is located at 2487 Cloverleaf Road in Elizabethtown, Pennsylvania on a 126 acre property which includes a currently permitted solid waste disposal footprint of 67.77 acres.

According to VES-SW Historical Waste Intake Reports, the average waste intake over the last four years averaged 23,195 tons with a high of 70,899 tons in 2011 and low of 4,903 tons in 2009.

The Landfill is permitted by the Pennsylvania Department of Environmental Protection (PADEP) Permit No. 101559. The Landfill is currently owned and operated by VES-SW.

An aerial photograph depicting key site features is presented in Appendix B.

3.2 Key Documents Reviewed

- Landfill Profile Sheet, January 2012
- Form 21 Construction/Demolition Waste Landfill Quarterly Water Quality Analysis, Q1-Q4 2011
- Phase I and Phase II Landfill Expansion (Drawings) – Major Permit Modification Application, prepared by Blasosky Associates, Inc., dated June 2007, revised April 2010.
- Form 50 Municipal Waste Landfill Leachate Analyses, Q1-Q4 2011
- Environmental Due Diligence Report, prepared by Blazosky Associates, Inc., May 2002.
- Landfill Evaluation Report, prepared by Golder Associates, Dated April 20, 2012
- Form 1 Facility Plan, June 2007, revised September 2008.
- Veolia ES Lancaster Landfill, 2012 Airspace Calculations, 5/11/2012
- Veolia ES Lancaster Landfill, 2012 [2011] Airspace Calculations, 6/7/2011
- Annual Facility Capacity Report, June 2011

X:\PROJECTS\HIGHSTAR CAPITAL\BAYOU - 120347_Project Files\Active Landfill Due Diligence Report\Pennsylvania\US Active LF DD Report - PA.docx Last Printed: 6/25/12
3-1
CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin

Rev. 0, 6/25/12
Project 120347.001

3.3 Permits

3.3.1 Existing

The Lancaster Landfill is permitted to receive up to 2,500 tons per day maximum and 1,000 tons per day average of C&D waste and residual waste (i.e., chipped tires). The facility typically receives waste material from southcentral and southeastern Pennsylvania and is subject to a 250 ton per year limit on wastes accepted from Lancaster County sources which are flow-controlled.

Type of Permit/License	Number	Date Held To – From
Tire Processing Facility (PADEP Solid Waste)	301325	Issued 1/04/99 Renewed 8/07/08 Expires 1/03/19
Solid Waste Disposal Permit Major Permit Modification	101559	Issued 3/18/11 Expires 12/31/21 (PADEP Solid Waste)
NPDES (stormwater disch.) (PADEP Water Mgmt.) (Includes Amend. No. 1)	PAR 503507	Issued 3/24/10 Expires 11/01/12
Water Obstruction & Encroachment (PADEP Watershed Management)	E36-831	Issued 3/21/11 Expires 12/31/16
Department of the Army NAB-2007-00277-P04 US Corps of Engineers General Permit		Issued 3/22/11 Issued 3/22/11 Amended 5/19/2012
Industrial Waste Discharge Permit (Mount Joy Township Authority)	001-01	Issued 6/30/11 Expires 6/30/16

3.3.2 Pending / Future / Expansion

There are no pending or future expansions planned for this facility.

X:\PROJECTS\HIGHSTAR CAPITAL\BAYOU - 120347_Project Files\Active Landfill Due Diligence Report\Pennsylvania\US Active LF DD Report - PA.docx Last Printed 6/25/12

3-2

CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin Newberry & Tribble, Inc.

Rev. 0, 6/25/12
Project 120347.001

Based on available documentation, a lawsuit was filed by a nearby resident and citizen group to appeal the issuance of the last expansion of this facility. Veolia indicates that it has reached an oral agreement to settle this lawsuit in return for purchasing the neighboring property for $1.25M and allowing the resident to lease the property for a period of one year.

3.4 Airspace and Soil Balance

As reported in the 2012 Airspace Memo, an annual landfill survey was completed in March 2012 to determine remaining airspace. Based on that survey, there were 5,006,280 cubic yards of airspace remaining at that time. A 22 year projection of site life was completed using an assumed 500 ton per day waste acceptance rate (significantly lower than the permitted average daily rate) and a waste density of 1,120 pounds per cubic yard. Site life calculations prepared for the permit expansion were based on 1,000 tons per day waste acceptance and estimated an approximate 8 year life of the expansion area.

From the Facility Plan (Form 1) prepared in 2008 for the expansion application which was approved in 2011, the soil balance indicates that approximately 1.1 million cubic yards of soils/aggregates will need to be imported for the remaining life of site operation.

3.1 Liner and Cover System

The landfill has a full composite liner and leachate collection system and a composite final cover system. Information provided in the "Phase I & II Landfill Expansion", prepared by Blazosky Associated, Inc, dated April 2010 indicate that the permitted base liner systems for the facility (from top to bottom) includes:

- 12-inch leachate collection soil layer
- Geotextile
- 60 mil HDPE primary geomembrane
- Geosynthetic clay liner
- Drainage composite layer (leachate detection zone)
- 60 mil HDPE secondary geomembrane
- 6-inch soil subbase

The final cover system (from top to bottom) may be summarized as follows:

- 24-inch cover soil layer including vegetative cover layer
- Drainage composite layer
- 40 mil geomembrane
- 12-inch intermediate cover soil layer

X:\PROJECTS\HIGHSTAR CAPITAL\BAYOU - 120347_Project Files\Active Landfill Due Diligence Report\Pennsylvania\US Active LF DD Report - PA.docx Last Printed 6/25/12

3-3

CORNERSTONE Environmental Group, LLC HHNT Hodges Harbin Newberry & Tribble Inc.

Rev. 0, 6/25/12
Project 120347.001

3.2 Landfill Gas System / Landfill Gas to Energy

As a non-putrescible waste disposal facility, no landfill gas management system is in place or anticipated.

3.3 Environmental Monitoring

3.3.1 Hydrogeology and Groundwater

Eight groundwater monitoring wells are sampled along with surface water and groundwater discharge pipes being sampled on a quarterly basis. During the last event with available data and report, completed August 2011, all of the wells, the surface water points and one of the groundwater discharge pipes were sampled. All data was consistent with historic data and there was no indication of impacts to the environment from the landfill operations. All wells remain in detection monitoring.

3.3.2 Landfill Gas Probes

Results from Q1 through Q4 2011 testing of four landfill gas probes indicates that most methane readins are non-detect. Only two probe locations were reported to have detectable methane readings (both in Q3) at 0.1 percent. These results indicate that landfill gas does not represent an issue for this landfill.

3.3.3 Stormwater

Stormwater sampling DMRs were provided for outfall 002 for 2011 (2 sampling periods). No numerical limits are included in the NPDES permit and therefore there were no exceedances reported. The limitations are stated as "Report".

3.3.4 Air and Landfill Gas

As a non-putrescible waste facility, LFG is not anticipated to represent a significant issue for the Lancaster Landfill. This is evidenced by the lack of methane in LFG probes.

3.4 Compliance History

No violations were noted for this facility in the Violations History document prepared by Veolia.

The Lancaster Landfill Evaluation Report (Golder, April 2012) summarizes the findings from compliance audits conducted by Golder on behalf of Veolia for the facility in 2009, 2010 and 2011. The audits identified six red flags in 2009 (sideslope re-grading, training and logs for SWPPP and SPCC, sampling of the potable well, site signage, and erosion issues all of which were rectified by June 24, 2009. In 2010, two red flags were identified (tank placards and site signage which were rectified by June 2, 2011). In 2011,

X:\PROJECTS\HIGHSTAR CAPITAL\BAYOU - 120347_Project Files\Active Landfill Due Diligence Report\Pennsylvania\US Active LF DD Report - PA.docx Last Printed 6/25/12

3-4

CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc.

twelve red flags were identified (E-Policy training, secondary containment redesign, update SPCC, and battery storage all of which were reported to be rectified by September 27,2011). A review of the PADEP EFacts website indicates that the facility is inspected on a monthly basis. Two violations were noted in the EFacts database from 2007 through present. The most recent was in September of 2009 when an issue related to the leachate collection system was noted. The other was in July of 2007 when the PADEP noted that the facility was cited for failure to minimize dust or other nuisances and failure to maintain roads. The database indicates that all of these issues were “Corrected/Abated”. 3.5 Capital Expenditures and Closure / Post Closure Costs Included as Appendix B is a comparison of recent assessments prepared by Veolia which project site development, closure and post-closure care costs and timing of those expenditures for the landfill (Summary Comparison of 2011 and 2012 Airspace Memos). In addition to providing a summary of Veolia’s most recent projections, our recommendations for predicted expenditures are included. Overall, we found Veolia’s approach to predicting the timing of cell construction and capping projects and their approach for building cost estimates for those projects to be sound. In some cases, we believe the cost estimates are too aggressive to be considered reliable and in those cases we have recommended alternative costs for modeling purposes. In this area of the United States, over the past three years we have experienced double composite cell construction costs ranging from $500,000 to $575,000 and capping costs ranging from $150,000 to $200,000. In view of this, and as shown in the Appendix B summary, it is recommended that certain cost expectations should be increased. 3.6 Site Visit and Interview A site visit and interview was not conducted were not permitted as of the date of this draft report. 3.7 Regulatory Interview (If allowed) A regulatory interview was not permitted as of the date of this report conducted. 3.8 Other Significant Items that are Unique to the site A host municipality agreement exists with the Township of Mount Joy which among other things, specifies: a $ 1.30 per ton fee payable to the Town. operating hours as 6:30 am until 6:30 pm (M-F, Summer) and 6:30 am until 5:30 pm (M-F, Winter) and 7 am until 1 pm on Saturday (closed on Sundays). 3-5 establishes fines payable to the Township for failure to police litter, control dust, make notifications or provide document copies to the Town, or certain operations and facility maintenance items. specifies hauling routes for trucks disposing at the facility. 3-6

Rev. 0, 6/25/12
Project 120347.001

4 CHESTNUT VALLEY LANDFILL

4.1 General Site Description

This waste disposal site reportedly began operations in the 1960's or possibly even earlier as the J&J Landfill property. In the 1970's the City of Uniontown supposedly disposed of about 60 tons/day at this location. This site was originally permitted by the State of Pennsylvania on September 27, 1983 to J&J Sanitation for operation of a 46.0 acre waste disposal facility and associated adjacent support facilities on property totaling 83.22 acres.

The Chestnut Valley Landfill (facility) is an active municipal solid waste landfill located at 1184 McClellandtown Road, Fayete County, McClellandtown, PA 15458. This facility had its' permit (# 100419) modified on September 17, 1990 as the J & J Landfill which was at that time owned by CBF, Inc. The facility was acquired by Veolia in June of 1998 and the Solid Waste Permit was re-issued to Veolia ES on November 6, 2006. A major modification was granted in 2011 to renew the solid waste permit through 2021.

An aerial photograph depicting key site features is presented in Appendix C.

4.2 Key Documents Reviewed

- NPDES Permit No. PA0090948
- Golder Opinion Statement & Supporting Documents by Golder Associates, dated April 20,2012
- Landfill Evaluation Report for Chestnut Valley Landfill by Golder Associates, dated April 20, 2012
- Monthly Discharge Monitoring Report (DMR) dated July 1, 2011
- Veolia ES Memo-2012 Annual Airspace Calculations, dated May 16, 2012
- Veolia ES – Landfill Profile Sheet for the Chestnut Valley Landfill
- DER-BWQ (Leachate Treatment) Permit- #2689201
- Title V Air Quality Permit-#TV26-00402-Expires July 29, 2016
- Plan Approval Permit-#PA-2600402B-Expires February 5, 2014
- PA Solid Waste Permit-#101421-Closure Plan Revisions-Issued September 16, 2011
- PA Solid Waste Permit-#100419-Originally issued September 17, 1990
- German Township Resolution for Host Municipality Agreement Extension with Veolia ES- Amendment dated August 10, 2010

X:\PROJECTS\HIGHSTAR CAPITAL\BAYOU - 120347_Project Files\Active Landfill Due Diligence Report\Pennsylvania\US Active LF DD Report - PA.docx Last Printed: 6/25/12

4-1

CORNERSTONE Environmental Group, LLC HHNT Hodges, Harbin, Newberry & Tribble, Inc.

Rev. 0, 6/25/12
Project 120347.001

- Original Host Municipality and Municipal Waste Disposal Agreement between German Township and CBF, Inc. with and 8 year term running from May 1, 2001 to April30, 2009
- Davis & Davis Letter dated August 19, 2009 with Accompanying South Union Township Sewage Authority-Industrial Sewer Use Agreement
- Greater Uniontown Joint Sewage Plant Authority-Industrial Sewer Use Permit-dated August 11, 2009
- Veolia Landfill Profile Sheet-Capacity as of January, 2012
- Form D Environmental Assessment Form Process for Municipal Management Facilities – Chestnut Valley Landfill

4.3 Permits

4.3.1 Existing

Type of Permit/License	Number	Issue Date	Expiration Date
PA-Solid Waste Permit	100419	9/17/1990	not noted past 9/17/201
NPDES	PA 0090948	9/2/2004	9/30/2009
DER-BWQ (Leachate Treatment)	2689201	12/18/1990	
Title V-Air Quality	TV26-00402	7/29/2011	7/29/2016
Plan Approval	PA-2600402B		2/5/2014
PA-Solid Waste Permit	101421	9/16/2011	9/17/2021

4.3.2 Facility Operating Permit

Original Solid Waste Permitting for this facility is noted above. A modified Solid Waste Permit (#100419) to operate the facility was granted to CBF, Inc. on September 17, 2009. No information has been found allowing operation past September 17, 2011 although Closure Plan revisions were granted by PADEP via Solid Waste Permit # 101421 on September 16, 2011 and recent PADEP inspection documents indicate an expiration date in 2021.

Waste streams included for acceptance under the original host benefit agreement with German Township (no documentation found that altered the original agreement language) include municipal waste, residual waste, processed waste, sludges, asbestos waste, construction and demolition waste, and other categories defined by PADEP as non-hazardous. German Township also recognizes the acceptance of wastes for outside sources.

Operations acceptable at the site include a municipal and residual waste landfill, a solid waste processing facility, transfer station, recycling facility, hauling operation, treatment facility, and construction operations.

X:\PROJECTS\HIGHSTAR CAPITAL\BAYOU - 120347_Project Files\Active Landfill Due Diligence Report\Pennsylvania\US Active LF DD Report - PA.docx Last Printed 6/25/12

4-2

CORNERSTONE Environmental Group, LLC
HHNT Hodges Harbin Newberry & Tribble, Inc

Rev. 0, 6/25/12
Project 120347.001

4.3.3 Pending / Future / Expansion

There are no expansion plans for the Chestnut Valley Landfill although the planned construction completion of Cell # 6 in years 2014, 2016 and 2018 is estimated to add an additional 7.8 years or 2,226,845 cubic yards of airspace.

4.4 Airspace and Soil Balance

The facility property consists of a total area of 83.22 acres with a permitted footprint of 52.75 acres based on the Veolia ES Landfill Profile Sheet. Cells 1, 2, 3, 4A, 4B are filled and have no further airspace. Cells 5 and 6A-1 are presently being filled with Cells 6A-2 (2014), 6A-3 (2016) and 6B (2018) yet to be constructed.

4.4.1 Permitted Airspace

Based on reviewable records the total permitted airspace is 6,331,380 cy. Various documents list remaining available airspace at either 3,160,079 or 3, 211,466 cy with the most recent document (May 2012) presenting 3,160,079. An internal Veolia ES memo dated May 16, 2012 indicates there was 3,380,799 cy of airspace as of the 2011 yearly survey. On that basis the remaining constructed airspace is stated to be 933,234 cy (Cell5/6A-1). Unconstructed airspace residing in permitted Cells 6A-2, 6A-3 and 6B is 2,226,845 cy. Thus, it is believed that the slightly higher remaining airspace number of 3,211,466 cy represents about 51,387 cy of now consumed volume.

4.4.2 Remaining Permitted/ Constructed Airspace

Based on the preceding paragraph the remaining constructed airspace is stated to be 933,234 cy (Cell5/6A-1). Unconstructed airspace residing in permitted Cells 6A-2, 6A-3 and 6B is 2,226,845 cy. Thus, it is believed that the slightly higher remaining airspace number of 3,211,466 cy represents about 51,387 cy of now consumed volume.

4.4.3 Remaining Site Life

Remaining site life at Chestnut Valley is subjective based particularly on the preferred density compaction number that is chosen. While Veolia ES states a remaining site life of 11.0 years it is based on a projected Life-of-Landfill Density of 2,000 lbs/cy. The historical density number at this landfill from 2008-2011 was 1,500 lbs/cy. It is only in about the last year based on the acceptance of significant quantities of Marcellus Shale cutting that the density number rose to 2,408 lbs/cy. Thus, so even though Veolia ES used a density number of 2,000 lbs/cy to project remaining site life it is highly subjective whether that density number can be maintained with the unknown projection of well drilling for Marcellus gas over the remaining life of this landfill.

Using an annual acceptance of solid waste of 1,000 tons/day (used by Veolia ES) and using 286 days/year of waste acceptance (also used by Veolia ES) but using density

X:\PROJECTS\HIGHSTAR CAPITAL\BAYOU - 120347_Project Files\Active Landfill Due Diligence Report\Pennsylvania\US Active LF DD Report - PA.docx Last Printed 6/25/12
4-3
CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc.

Rev. 0, 6/25/12
Project 120347.001

numbers of 1,500 lbs/cy and 2,000 lbs/cy with a remaining airspace of 3,160,079 the remaining site life of the Chestnut Valley Landfill ranges from 11.0 years to 8.3 years.

4.4.4 Soil Balance

Evidence of a soil balance for the site was not apparent based upon the documents reviewed. Based solely upon a review of the landfill site plan, the area of the site designated for soil borrow/storage does not appear to be adequately large so as to supply operational and cover soils for the life of the facility. Additional information is required for this determination.

4.5 Liner and Cover System

This site was formerly a coal strip mine. The site began operation as a landfill in 1959. Early portions of the landfill had limited engineering features (i.e., solid waste was disposed into an unlined and presumably uncontrolled disposal area). Later development included full composite base liner system, leachate and gas collection.

Recently completed construction and the planned build out of the remaining areas of Cell 6 will be of the double composite liner type. Planned new construction for the Liner System Design is summarized as follows (Bottom to Top):

4.5.1 Baseliner System (double composite liner)

- Underdrain seep drain along toe of old unlined waste area
- 12 inch Intermediate Cover over existing unlined old waste area
- Subgrade Gas Venting Piping System
- 6 inch minimum, ¾ inch maximum particle size Subbase material at 1x 10^{-5} cm/sec
- 100 mil HDPE textured Secondary geomembrane
- Geocomposite drainage layer Detection Zone with single collector pipe
- Geosynthetic Clay Liner
- 100 mil HDPE textured Primary geomembrane
- 10 ounce Geotextile
- 18 inch minimum granular drainage material with one main header pipe (with 2 laterals in Cell 6)

4.5.2 Final Cover System (single composite liner)

- Prepared subgrade of 1 foot Intermediate Cover; 2 feet minimum General Fill placed at one time including vegetative cover layer
- 10 ounce non-woven geotextile cushion

X:\PROJECTS\HIGHSTAR CAPITAL\BAYOU - 120347_Project Files\Active Landfill Due Diligence Report\Pennsylvania\US Active LF DD Report - PA.docx Last Printed 6/25/12
4-4
CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc.

Rev. 0, 6/25/12
Project 120347.001

- 40 mil textured LLDPE geomembrane
- Geocomposite Drainage Layer
- 2 feet minimum General Fill placed at one time including vegetative cover layer

4.6 Landfill Gas System / Landfill Gas to Energy

Based upon the documents reviewed the landfill is equipped with an active landfill gas collection system consisting of landfill gas wells, header piping, lateral piping and a central blower and flare station. Recent internal Veolia ES documentation indicates that on February 6, 2012 a LOI was signed with PPL Renewables to install a 3.2 MWh electrical generation facility with an anticipated gas flow of 860 scfm. This is based on landfill gas recovery of 52 percent. Whether associated take off and purchase power agreements are in place is unknown.

4.7 Environmental Monitoring

This facility utilizes the Dakota Auditor Software to manage the facility's environmental compliance program. Based on the April 20, 2012 report by Golder Associates all red flags indentified in 2011 of which there were seven (7) were rectified as of September 20, 2011.

4.7.1 Hydrogeology and Groundwater

The groundwater monitoring network at the facility seems to consist of four (4) wells which are sampled for each constituent parameter. The particular wells sampled vary depending on the parameter. Based on documentation there appear to be some eighty-eight (88) total wells on the property.
There are four (4) categories of parameters for which analysis is performed:

- Landfill Parameters (Ammonia, COD, Chloride and TOC)
- Mine Related Parameters
- Other Common Ions
- Heavy Metals

The April 20, 2012 Golder Associates report makes reference in Section 6.0 (Environmental Compliance Overview) to "... environmental concerns exist including groundwater exceedances and landfill gas emissions".

Veolia's Environmental Liability/Summary (12.5.1.1) summarizes groundwater quality issues as follows:

This site was formerly a coal strip mine. The site began operation as a landfill in 1959. Early portions of the landfill had limited engineering features. Later

X:\PROJECTS\HIGHSTAR CAPITAL\BAYOU - 120347_Project Files\Active Landfill Due Diligence Report\Pennsylvania\US Active LF DD Report - PA.docx Last Printed 6/25/12
4-5
CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc.

Rev. 0, 6/25/12
Project 120347.001

development included full composite base liner system, leachate and gas collection.

Groundwater is sampled quarterly for this facility. The site had 5 wells that have had low yields. Four mine level piezometers were installed in an attempt to encounter a zone with greater yield. The site performed assessment monitoring in 1994 and 1995 to evaluate conditions around the upgradient well. The results of the assessment indicated that results were due to natural conditions.

The last event with available data and report was completed third quarter 2011. During this event, samples were collected from 2 wells and 1 mine level piezometer. Analytical testing includes testing for indicator parameters, select metal quarterly and a full list of metals annually and VOCs on a quarterly basis. There have been anomalous trace levels of organic compounds present in samples collected from the site; however, none were present during this last event. There have been ammonia and chloride detections which appear to have been increasing; however, no SSIs. Total iron and manganese have been elevated; however, this is due to low yield and high turbidities and is not associated with a release from the landfill. The pH is elevated in the samples collected from one well and is due to grading in the area of the well. None of the detections are considered indicative of a release from the landfill. All wells at the site remain in detection monitoring.

4.7.2 Landfill Gas Probes

No LFG probe monitoring data was provided. However, Veolia's Environmental Liability/Summary (12.5.1.1) summarizes LFG migration issues as follows:

LFG migration has occurred along the southwest side of Area 2B and was a historic site condition associated with the limited engineering controls in portions of the facility and were initially detected in the 1990s.

The source was identified as the old unlined portion of the landfill and the former coal strip mine located on the property. The subsurface gas migration was mitigated with a vacuum applied to migration control wells installed just outside the limits of waste. Currently, no landfill gas has been detected in the monitoring gas probes.

4.7.3 Stormwater

All stormwater from the facility is channeled through a sedimentation pond system prior to discharge. There are three (3) discharges from this facility which are allowed under the site's NPDES permit. Outfalls 002 and 003 all designated for the intermittent discharge of stormwater. There are no effluent limits recommended for these outfalls. Monitoring for iron is recommended based on the levels listed in the permit application.

Discharges from these outfalls enter an unnamed tributary to Dunlap Creek which in turn discharges into the Monongahela River.

X:\PROJECTS\HIGHSTAR CAPITAL\BAYOU - 120347_Project Files\Active Landfill Due Diligence Report\Pennsylvania\US Active LF DD Report - PA.docx Last Printed: 6/25/12

4-6

CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc.

Rev. 0, 6/25/12
Project 120347.001

Discharge monitoring reports were provided for the leachate treatment plant, outfall 001, and for stormwater outfalls 002 and 003. Review of treatment plant DMRs for January through November 2011 indicated frequent exceedence of flow limitations and occasional parameter exceedences for parameters such as ammonia and nickel.

DMRs for outfalls 002 and 003 monitor and report Iron. No limitation standard is listed.

4.7.4 Leachate

The facility has an existing pre-treatment plant which treats leachate generated from landfilling operations. This plant operates under DER-BWQ Permit # 2689201 and discharges through outfall 001 indentified under NPDES #PA 0090948.

Pre-treatment discharge is permitted for a continuous average flow of 0.036 MGD. Water quality based effluent limits are necessary for ammonia, antimony, copper, lead, mercury, nickel, selenium, methylene chloride, aluminum, dissolved iron and cobalt.

Existing documentation (Discharge Monitoring Report –DMR) for the period 7/1/2011-7/31/2011 indicates no parameter exceedances from the NPDES permit although average flow of 0.0426 MGD did exceed the permitted average flow of 0.036 MGD.

Veolia ES has budgeted plans to re-locate the existing pre-treatment plant, to upgrade it and to demolish the existing plant in 2013-14.

4.7.5 Air and Landfill Gas

The Golder Associates report of April 20, 2012 indicates air emissions exceedances but does not elaborate on the specifics nor whether the facility is under any compliance schedule. The facility holds a Title V permit valid into 2016. This permit includes the monitoring and reporting requirements.

Evidence was provided that greenhouse gas reporting was filed for 2010. Report cites 1835.3 Metric Tons of methane. PADEP Compliance Certification Form indicates that SSM procedures routinely followed. Landfill gas flare operation monitored by chart recorder.

4.8 Compliance History

At present according to the Dakota Compliance report of 2011 the facility appears to be in compliance. However, the Golder Associates report of April 20, 2012 as noted earlier indicates GW exceedances and landfill gas emissions.

Veolia's summary of violations (12.3.1.1 Violation History) indicates three violations in 2006/2007 related to effluent discharge exceedances of the NPDES permit, one violation in 2008 for operating the working face too close to the liner limits, two violations in 2009

X:\PROJECTS\HIGHSTAR CAPITAL\BAYOU - 120347_Project Files\Active Landfill Due Diligence Report\Pennsylvania\US Active LF DD Report - PA.docx Last Printed 6/25/12
4-7
CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc.

Rev. 0, 6/25/12
Project 120347.001

for inadequate cover and litter control, and one violation in 2010 for not filing for the solid waste permit renewal in a timely manner and not following (or requesting PADEP approval for modification of) the capping phasing plan specified in the prior permit. Reportedly, these violations have all been resolved. One outstanding/pending violation was indicated as follows:

- An Enforcement Notice was issued by Fayette County Planning, Zoning and Community Development for violating performance standards by storing dumpsters and garbage trucks on property zoned A1 and B1 which is not permitted. The site is working to resolve this issue.

4.9 Capital Expenditures and Closure / Post Closure Costs

All costs that are used in this section were extracted from information provided by Veolia ES documentation. Applicable discussions relative to the validity of these costs are presented at the end of this section.

4.9.1 Cell Development

No landfill expansion is planned for Chestnut Valley. However, in the years 2014, 2016 and 2018 construction is planned for Cells 6A-2, 6A-3 and 6B respectively. Cell 6A-2 consisting of 4.83 acres is projected to add 543,664 cy of airspace as will Cell 6A-3 which will be constructed in year 2016. Lastly Cell 6B, to be constructed in year 2018 is estimated to add 1,139,517 cy and will consist of 4.68 acres. Construction cost for the three years of cell construction is estimated by Veolia ES to be $2,476,072, $2,476,072 and $2,379,806 respectively. Average landfill cell construction costs on the order of $512,000 per acre are low nominally low in comparison to recent experience with landfill baseliner construction. In this area of the United States, over the past three years we have experienced double composite cell construction costs ranging from $500,000 to $575,000. These values represent construction costs only and do not include engineering and owner administration costs. In view of this, and as shown in the Appendix C summary, it is recommended that certain cost expectations should be increased.

However, stormwater costs, the source of construction soils, and the restoration of borrow areas are not clearly explained. Allocated monies of 5% for administration and contingency seem low. Recommended allocations for construction of these cells are listed in a table included in Appendix C.

4.9.2 Closure

Veolia ES in their 2012 documentation increased closure costs by 3.3 % from last year's estimates owing largely to an inflation rate of 2.9% year over year. Closure areas do not correspond to cell construction phased in the Veolia ES documents.

Closure costs by phase with associated acreage, construction cost and year of construction are as follows:

X:\PROJECTS\HIGHSTAR CAPITAL\BAYOU - 120347_Project Files\Active Landfill Due Diligence Report\Pennsylvania\US Active LF DD Report - PA.docx Last Printed 6/25/12
4-8
CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc.

Rev. 0, 6/25/12
Project 120347.001

Phase	Acres	Construction Cost	Year
2	5.35	$662,491	2012
3	6.75	$1,032,559	2014
4	3.95	$488,744	2016
5	9.98	$1,486,479	2021
6	7.75	$687,312	2022
7	11.91	$1,812,901	2024

Closure cost per acre averages approximately $135,000 per acre. The per acre cost is lower than our general experience with final cover construction. In this area of the United States, over the past three years we have experienced capping costs ranging from $150,000 to $200,000. These values represent construction costs only and do not include engineering and owner administration costs. In view of this, and as shown in the Appendix C summary, it is recommended that certain cost expectations should be increased. Recommended allocations for construction of these cells are listed in a table included in Appendix C.

4.9.3 Landfill Gas System

Landfill gas system costs are included in the spreadsheet identified as Chestnut Memo Final 05-16-12. Unit prices for landfill gas pipe installation appear to be low based upon recent landfill gas system bids. The estimates do not appear to allow for replacement of landfill gas wells and do not appear to include costs for the installation of well dewatering pumps, compressed air line, and force main. Recommended allocations for construction of these cells are listed in a table included in Appendix C.

4.9.4 Other Capital Expenditures

Besides the costs for the demolition of the existing leachate pre-treatment plant ($113,300 in 2013 noted earlier in this report and the costs for the new leachate pre-treatment plant ($1,200,000 in 2013) the existing flare will require relocation due to the continued construction of Cell 6. That cost is budgeted for $200,000 and is to be spent in 2014.

4.9.5 Post Closure

Total projected Post Closure Care Costs calculated by Veolia ES in 2012 dollars over a 30 year post closure period is estimated at $3,899,400. Stormwater costs, leachate treatment with no basis for yearly quantities and the need for borrow soils all contribute to concerns for the total post closure projected costs. The projected costs are, based upon our experience, low for landfill post-closure care. Recommended allocations for construction of these cells are listed in a table included in Appendix C.

X:\PROJECTS\HIGHSTAR CAPITAL\BAYOU - 120347_Project Files\Active Landfill Due Diligence Report\Pennsylvania\US Active LF DD Report - PA.docx Last Printed 6/25/12
4-9
CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc.

4.10 Site Visit and Interview A site visit and interview were not permitted as of the date of this report. 4.11 Regulatory Interview (If allowed) A regulatory interview wras not permitted as of the date of this report. 4.12 Other Significant Items that are Unique to the site Much of the Chestnut Valley Landfill facility property and adjacent property has been previously deep mined and surface mined for coal. Pittsburgh coal underlies much of this facility. Three (3) deep mined areas (referred to as small) have been particularly identified under Area 6. Geotechnical work on the site prior to the issuance of the 1990 Solid Waste Permit showed that site mine openings appeared to have fully collapsed leaving only limited pockets of discontinuous voids. Superior Services, Inc. (previous owner of this facility) owned all the mineral rights under the property comprising the acreage of this facility. They agreed at permit issuance not to mine any of the remaining coal on site. It is unclear whether the mineral rights transferred to Veolia ES upon their purchase of this facility. 4-10

LIMITATIONS The work product included in the attached was undertaken in full conformity with generally accepted professional consulting principles and practices and to the fullest extent as allowed by law we expressly disclaim all warranties, express or implied, including warranties of merchantability or fitness for a particular purpose. The work product was completed in Ml conformity with the contract with our client and this document is solely for the use and reliance of our client (unless previously agreed upon that a third party could rely on the work product) and any reliance on this work product by an unapproved outside party is at such party’s risk. The work product herein (including opinions, conclusions, suggestions, etc.) was prepared based on the situations and circumstances as found at the time, location, scope and goal of our performance and thus should be relied upon and used by our client recognizing these considerations and limitations. Cornerstone shall not be liable for the consequences of any change in environmental standards, practices, or regulations following the completion of our work and there is no warrant to the veracity of information provided by third parties, or the partial utilization of this work product. L-1

APPENDIX A GREENTREE LANDFILL

Summary Comparison of 2011 and 2012 Airspace Memos (page 1 of 2) Greentfee Landfill, Kersey, PA | | 2011 ASM (2012 5) 2012 ASM (2013 $) Recommendations Site Life Estimated Year-End Remaining Permitted Airspace 35,001,991 cy {12/31/11) 34,262,235 cy (12/31/2012) 34,262,235 cy (12/31/2012) Current-Year Calculated Density 2,517 pcy 2,415 pcy Density Projection Used to Determine Site Life 1,895 pcy 2,100 pcy Fill Rate Projection 3,500 TPD 3,200 TPD Remaining Site Life 30.9 years 37.5 years Projected Cell Construction 2013 Cell 10B 6-85 acres $2,587,844 $2,612,231 $3,425,000 2015 Cell 11 10.3 acres 53,585,975 $3,592,206 $5,150,000 2018 Cell 12 8.59 acres $4,685,332 $4,742,086 $4,742,086 2020 Cell 13 10.95 acres $5,773,824 2021 Cell 13 10.95 acres $5,819,581 $5,819,581 2022 Cell 14 8.87 acres $3,857,586 2024 Cell 14 8.87 acres $3,858,316 $4,435,000 Cell 16 19.77 acres $10,036,131 2026 Cell 16 19.77 acres $10,099,499 $10,099,499 Cell 17 11.09 acres $6,489,824 2029 Cell 17 11.09 acres $6,558,155 $6,558,155 2030 Cell 18 10.53 acres $6,964,637 2032 Cell 19 5.23 acres $2,572,340 2033 Cell 18 10.53 acres $7,052,572 $7,052,572 2034 Cell 20 12.03 acres $9,453,176 2036 Cell 19 5.23 acres $2,589,539 $2,615,000 Cell 21 12.16 acres $7,814,717 2038 Cell 20 12.03 acres $9,596,901 $9,596,901 2039 Cell 22 14.95 acres $7,842,988 2041 Cell 21 12„16 acres $7,909,106 $7,909,106 2045 Cell 22 14.95 acres $7,907,008 $7,907,008 Projected Infrastructure Projects 2012-2014 Paved Roadway Maintenance $154,500 N/A 2012-2017 Future Temporary Capping $424,360 N/A 2012 Landfill Access Road Extension—Phase 1 $271,920 N/A Leachate Treatment Plant—Replace Pre-Treatment Piping System $154,500 N/A Leachate Treatment Plant New Motor Control Center $257,500 N/A Leachate Treatment Plant Capital Replacements $1,133,000 N/A Entrance Road Resurfacing—Phase 2 $128,750 N/A Stream Restoration—4200 LF Impacts $865,200 N/A Paved Access Roadway Extension—Cells 1 to 4 $206,000 N/A Pond D BioFiltar—3 Acres (Phase 2) $185,400 N/A 2013 Pond D BioFitter—3 Acres $185,400 $213,210 Leachate Equalization impoundment Caver and Cleaning $515,000 $515,000 $592,250 Entrance Road Resurfacing $128,750 $148,063 Paved Access Roadway Eniensson—Ceils 1 to 4 $206,000 $236,900 2014 Landfill Access Road Extension—Phase 2 $370,800 $370,800 $426,420 Staging Area Paved Roadway $391,565 $391,565 $450,300 2015 Entrance Road Resurfacing—Phase 3 $211,315 $211,000 $242,650 2016 Leachate Treatment Plant Modifications $1,081,500 $1,081,500 $1,243,725 Wetiands Construction—S Acres $257,500 $257,500 $296,125 2017 Landfill Access Road Extension—Phase 3 $353,496 $353,496 $406,520 Wetlands Construction—6 Acres $257,500 $257,500 $296,125 2018 Temporary Capping $200,000 $230,000 Stream Restoration—4200 LF impcats $865,200 $994,980 2022 Temporary Capping $200,000 $230,000 2026 Leachate Treatment Plant upgrades $2,060,000 $2,060,000 $2,369,000

Summary Comparison of 2011 and 2012 Airspace Memos (page 2 of 2)

Greentree Landfill, Kersey, PA

Projected Closure/Construction						Recommendations
2011	Phase 1	10.13	acres	$1,061,571		
2011-2012	Phase 1	6.23	acres		In Progress	
2012	Phase 2	3.18	acres		In Progress	
2013	Phase 2	9.41	acres	$991,605		
2013,14,15	Phase 3	15.57	acres		$1,678,558	$2,335,500
2015	Phase 3	17.94	acres	$1,818,993		
2015-16 & 2018	Phase 4	12.50	acres		$1,364,039	$1,875,000
2018	Phase 4	10.80	acres	$1,125,846		
	Phase 5	10.81	acres		$1,189,979	$1,621,500
2020	Phase 5	12.65	acres	$1,307,118		
	Phase 6	12.65	acres		$1,306,799	$1,897,500
2022	Phase 6	12.98	acres	$1,245,970		
	Phase 7	12.98	acres		$1,193,065	$1,947,000
2024	Phase 7	11.04	acres	$1,081,717		
	Phase 8	11.04	acres		$1,095,812	$1,656,000
2026	Phase 8	11.58	acres	$1,051,216		
	Phase 9	11.58	acres		$1,163,674	$1,737,000
2028	Phase 9	10.30	acres	$1,070,847		
	Phase 10	10.30	acres		$1,137,422	$1,545,000
2030	Phase 10	14.24	acres	$1,462,017		
2031	Phase 11	14.24	acres		$1,543,211	$2,136,000
2032	Phase 11	10.77	acres	$1,123,896		
2034	Phase 12	12.63	acres	$1,305,136		
	Phase 12	10.77	acres		$1,185,830	$1,615,500
2036	Phase 13	13.35	acres	$1,375,295		
	Phase 13	12.63	acres		$1,377,397	$1,894,500
2038	Phase 14	13.70	acres	$1,409,398		
	Phase 14	13.35	acres		$1,451,548	$2,002,500
2040	Phase 15	7.65	acres	$819,880		
2041	Phase 16	7.93	acres	$847,161		
2042	Phase 15	13.70	acres		$1,487,597	$2,055,000
2044	Phase 17	13.36	acres	$1,376,270		
2045	Phase 16	7.65	acres		$864,495	$1,147,500
2046	Phase 17	7.93	acres		$893,335	$1,189,500
2051	Phase 18	13.36	acres		$1,375,966	$2,004,000
Projected Post-Closure Care						
Post-Closure Care Statutory Period				30 years	30 years	30 years
Initial Year				2044	2051	2051
Annual Cost				$252,370	$263,930	$381,066
Total Cost				$7,571,100	$7,917,900	$11,431,986

APPENDIX B LANCASTER LANDFILL

Summary Comparison of 2011 and 2012 Airspace Memos Lancaster Landfill, Elkabethtown, PA 2011 ASM (2012$) 2012 ASM (2013 $) Recommendation •.’••”?• . Site life, ? ?’?? Estimated Year-End Remaining Permitted Airspace 5,128,243 cy (12/31/11) 4,820,825 cy (12/31/2012) 4,820,825 cy (12/31/2012) Current-Ye are Calculated Density 645 pcy 1,058 pcy 1,058 pcy Density Projection Used to Determine Site life 1,120 pcy 1,120 pcy 1,120 pcy fill Rate Projection 1,000 TPD 500 TPD 500 TPD Remaining Site Life 11.26 years 22.0 years 22.0 years Projected Celt Construction 2012 Cell 4, 5, 6A South 0,88 ac (projected in 2011) In Progress Cell 2, 3 South 0.66 ac (projected in 2011) in Progress Cells 7.41 ac $6,289,772 (projected in 2013) 2013 Cell 8A 3.78 ac (projected in 2012) $3,385,627 $3,385,627 2014 Cell 9 4.74 ac $2,974,529 (projected in 2019) 2016 Cell 8B 3.63 ac (projected in 2012) $3,251,277 $3,251,277 Cell 10 4.24 ac $2,959,968 (projected in 2022) 2018 Cell 11 3.84 ac $1,722,627 (projected in 2029) 2019 Cells 4.74 ac (projected in 2014) $3,131,302 $3,131,302 2022 Cell 10 4.24 ac (projected in 2016) $3,115,306 $3,115,306 2029 Cell 11 3.84 ac (projected in 2018) $1,795,625 $1,920,000 Projected Infrastructure Projects 2012 New Property Perimeter Fence $25,000 N/A Property Purchase—Future Expansion Area $900,000 N/A Wetlands Mitigation—Purchase litigation Sites—Kreider Property $25,000 N/A Noise Reduction Barriers $250,000 N/A Heisiand Property Borrow Area Development $300,000 N/A Wetlands Mitigation—Construct Wetlands $500,000 N/A Wetlands Mtigalion—Planning, CQA $35,000 N/A Temporary Capping and Existing Permanent Capping—Remove $685,000 N/A Access Roadway Paving and Earthwork Fit $300,000 N/A New Office Water Supply Well-Old Weil Abandonment $5,500 N/A 2013 New Property Perimeter Fence (projected in 2012) $25,000 $28,750 Noise Reduction Barriers (projected in 2012) $250,000 $287,500 2016 Temporary Capping and Existing Permanent Capping—Remove $100,000 $100,000 $115,000 2017 Existing Leachate Tanks—Tear Down $15,000 $15,000 $17,250 Existing Tank Containment Demolition $15,000 $15,000 $17,250 Existing leachate Pumphouse Removal $40,000 $40,000 $46,000 Existing Office Demoiition $6,000 $6,000 $6,900 New Landfill Scaiehouse and Office $90,000 $90,000 $103,500 Existing Scale Removal and New Scale $60,000 $60,000 $69,000 2018 Nature Walk Area Construction $55,000 $55,000 $63,250 Projected Closure/Construction 2013 Phase 1 8.00 ac $1,072,737 (projected in 2014) 2014 Phase 2 10.23 ac $1,294,042 (projected in 2017) Phase 1 8.00 a c (projected in 2013) $1,093,389 $1,280,000 2016 Phase 3 7.66 ac $989,905 (projected in 2020) 2017 Phase 4 2.26 ac $328,613 (projected in 2021) Phase 2 10.23 ac (projected in 2014) $1,318,239 $1,636,800 2018 Phase 5 11.22 ac $1,358,574 (projected in 2025) 2019 Phase 6 12.56 ac $1,513,462 (projected in 2029) 2020 Phase 7 S.02 ac $645,729 (projected in 2031) Phase 3 7.66 ac (projected in 2016) $1,008,645 $1,225,600 2021 Phase 8 10.82 ac $1,315,041 (projected in 2035) Phase 4 2.26 ac (projected in 2017) $335,256 $361,600 2025 Phase 5 11.22 ac (projected in 2018) $1,383,320 $1,79S,200 2029 Phase 6 12.56 ac (projected in 2019) $1,540,946 $2,009,600 2031 Phase 7 5,02 ac (projected in 2020) $657,949 $803,200 2035 Phase 8 10.82 ac (projected in 20211 $1,339,065 $1,731,200 Projected Post-Closure Care Post-Closure Care Statutory Period 30 years 30 years Potential for Perpetual Care Initial Year 2021 2035 2035 Annual Cost $81,040 $83,320 $100,000 Total Cost $2,431,200 $2,499,600 P-C Period Undefined

APPENDIX C CHESTNUT VALLEY LANDFILL

Summary Comparison of 2011 and 2012 Airspace Memos Chestnut Valley Landfill, McClellandtown, PA 1 2011 ASM (2012 $) 2012 ASM (2013$) Recommendations Site Life Estimated Year-End Remaining Permitted Airspace 3,211,465 cy (12/31/11) 2,838,746 cy (12/31/2012) 2,838,746 cy (12/31/2012) Current-Year Calculated Density 1,638 pcy 2,408 pcy Density Projection Used to Determine Site Life 1,500 pcy 2,000 pcy Fill Rate Projection 7S0TPD 1,000 TPD Remaining Site Life 11.23 years 11.0 years Projected Cell Construction N/S Remnant Items from Celt S/6A1 N/A $37,057 2014 Cell 6A-2 9.34 acres $4,692,046 2014 Cell 6A-2 4.83 acres $2,476,072 $2,476,072 2016 Cell 6A-3 4.83 acres $2,476,072 $2,476,072 2018 Cell SB 4.68 acres $2,293,973 $2,379,806 $2,379,806 Projected Infrastructure Projects 2013 LeachalB Pre-Tmatrnent Plant I $1,200,000 $1,380,000 Existing Leachate Treatment Plant Removal and Demolition $113,300 $113,300 $130,295 2014 Move Enclosed Flare $200,000 $230,000 Projected Closure/Construction 2012 Phase 2 5,35 acres in Process Phase2A 3.00 acres $380,S56 Phase 2B 5.24 acres $619,604 2014 Phase 3 6.75 acres $810,147 $1,012,500 Phase 3A 5.00 acres $610,499 2016 Phase 4 3.95 acres $509,146 $592,500 2018 Phase 3B 3.98 acres $494,303 2021 Phase 5 9.98 acres $1,242,054 $1,497,000 Phase 4 5.75 acres $695,956 2022 Phase 6 7.55 acres $938,489 $1,132,500 2023 Phase 5 12.59 acres $1,475,241 2024 Phase 7 11.91 acres $1,470,699 $1,786,500 2025 Phase 6 8.91 acres $1,056,773 Projected Post-Closure Care Post-Closure Care Statutory Period 30 years 30 years 30 initial Year 2025 2024 2024 Annual Cost $122,640 $129,980 $217,109 Total Cost $3,789,600 $3,899,400 $6,513,271

Exhibit 3.11.3

VES Solid Waste Environmental Liability/Summary—July 2012 The purpose of this document is to provide a summary on the Company’s environmental liability issues. The liabilities are presented in three major categories, 1) landfills; 2) other environmental liabilities; and, 3) environmental compliance, and are presented below: All of the Veolia landfills are listed with a summary of ground water monitoring results and associated risks provided. If the landfill has other environmental impacts such as landfill gas migration, surface water, or air issues these issues were also summarized. Of the Veolia Landfills, three have been identified as having the highest environmental risks for the Company and are presented at the top of list. Other Veolia facilities where environmental impacts or liabilities have been identified are also presented. The other Veolia facilities consist of properties or businesses that have had environmental impacts identified that would be considered as significant (> $50,000 of potential exposure) and require additional remedial work and resolution. The final category summarizes significant (>$50,000) existing or pending environmental compliance issues (such as a notice of violation) that requires further negotiation and settlement with an oversight Regulatory body. The Company currently has one pending issue that would fall into this category, which is the Orchard Hills Landfill Gas (LFG) Consent Order. 1

HIGHER CONCERN FACILITIES Land and Gas Reclamation Landfill (LGRL), Horicon, WI—This is a historic Superfund landfill facility that was operated by others from 1959 to 1986. This landfill is located on the same property or facility as the Glacier Ridge Landfill located in Dodge County, Wisconsin. The facility went through a CERCLA/Superfund RIFS and ROD procedural process in the early 1990’s. The site was final capped in 1988 and an active gas extraction system and flare has been in operation since 1991. The facility consists of an unlined landfill, with a calculated capacity of 1.3 million yards of solid and industrial waste. The site took in hazardous waste in the 1970’s. Groundwater downgradient of the site has been impacted by volatile organic compounds (VOC’s). There has been VOC contamination documented in the adjacent down gradient shallow groundwater aquifer and also within the regional dolomite aquifer at distances up to 2000 feet from the waste limits. Veolia has successor liability from the former owner with an identified 39.5 % responsibility. The LGRL landfill is located on the Veolia Glacier Ridge Landfill property and is immediately adjacent to the operating Glacier Ridge Landfill. Veolia is proposing an expansion to Glacier Ridge Landfill that would involve the removal of the LGRL in place waste, re-internment of the old waste into the new fully engineered Glacier Ridge Landfill facility, and then development of a fully engineered landfill over the former LGRL footprint. There are several scientific hydrogeological and engineering reports which have been generated on this subject. The last groundwater monitoring was conducted in April 2012 and there were no significant differences in groundwater data between October 2011 report and the April 2012 sampling. 2

Valley View Landfill Decatur, IL—This is a MSW landfill located outside of Decatur, Illinois (Macon County). This site began operations in 1957 and has two discreet regulatory units or areas (Unit 1 and Unit 2). Valley View Landfill—Unit 1—Unit 1 is a closed landfill located on the east side of the site that complies with IEPA Chapter 35 IAC 807 regulations. Unit 1 is an unlined landfill area with a slurry wall, gradient control and active gas extraction system. A slurry wall was installed around Unit 1 in 2001. There are 15 groundwater monitoring wells installed within 2 monitoring zones around this unit. The 8 shallow wells are installed in a discontinuous groundwater producing zone and are monitored quarterly as part of a corrective action (slurry wall and gradient control system). The results are compared to Class I groundwater quality standards (GWQS) and background. The site is in corrective action and all wells are within a groundwater management zone (except for the upgradient wells G400 and G401). There is currently one pending application with IEPA related to the water quality at G400. As a result, a GMZ will be developed around G400 due to impacts in the groundwater. The GMZ application is due to IEPA in August 2012. There are 7 wells installed in a deeper hydrogeologic zone considered the Uppermost Aquifer (UMA). None of the deep zone wells are monitored as part of the corrective action. Samples from these wells are compared to Class I GWQS and Background groundwater quality. A groundwater monitoring event with available data and report was completed in November 2011. The most recent groundwater monitoring event was conducted in May 2012 and the results of that event do not show any significant differences in groundwater data between the November 2011 report and the May 2012 sampling. This event was used in part to verify some results from the third quarter event and to provide data for samples collected as part of the fourth quarter event. Ground water exceedances include the following: 3

Class I GWQS: dissolved manganese; chloride, dissolved iron and total dissolved solids (TDS). Exceedances of background levels: dissolved iron, total organic hydrocarbons (TOX), manganese, sulfate, dissolved arsenic, total barium, boron, total and dissolved chloride, dissolved ammonia, specific conductance, TDS, and total organic carbon (TOC). None of the deep wells are in assessment monitoring and detection monitoring for all deep wells continues quarterly. Valley View Landfill—Unit 2—This is the active MSW portion of the facility. It complies with Chapter 35IAC811-814 regulations and was permitted this way in 1998. There are 35 wells that monitor the shallow and deep hydrogeological zones around the landfill on a quarterly basis. The last monitoring event with available data and report was completed in November 2011 and this event was used to confirm the results of the 3rd quarter for some locations and provided the data for the 4th quarter. Three wells were dry during the November monitoring. The latest sampling event was conducted in May 2012. There were no significant differences in groundwater data between the November 2011 report and the May sampling. The slurry wall that extends around Unit 1 also extends around a portion of Unit 2. Unit 2 has engineered liners, a leachate collection system, an active gas collection system and external gradient control in the vicinity of the slurry wall. There were no exceedances confirmed from the 3rd quarter as part of the November monitoring for wells installed in the deep zone. Landfill gas migration is present in three probes located along the north side of the site. A Gas Migration Remediation Plan was submitted to IEPA in May 2000 which presented corrective actions proposed to address the subsurface gas migration. Migration control includes aggressive LFG well field tuning. Gas in these probes continues at present. An application was submitted to IEPA in June 2012 providing an update of the gas migration. The application 4 proposed the installation of an additional gas extraction well along the northern boundary of Section III to address the gas on the north side of the site. Veolia proposes to install that extraction well later this summer. A landfill expansion permit is currently under review and a portion of the landfill will be constructed in the area of the landfill gas migration. The landfill expansion construction will remove the permeable zones within the upper glacial till where landfill gas has been historically present. Valley Meadows Landfill Fort Atkinson, WI—This is a MSW landfill that operated from 1976 through May 1998. Construction of the final cover was completed in 1999. The site is approximately 28-acres in size and contains 2.1 million cubic yards of in-place MSW. Approximately 30% of the site has a liner and leachate collection system. The remaining 70% has no liner or leachate collection. The entire site has a composite final cover system and a full active gas extraction system. The site had historic subsurface landfill gas migration issues in the late 1990’s and early 2000’s. Since approximately 2003 subsurface gas migration has been controlled and in compliance. The site has had historic low level VOC contamination. Groundwater and several private wells are monitored on a semi-annual basis. No VOCs were detected above the drinking water standards in samples collected from any of the private drinking water wells during the event with data and report completed in October 2011. Benzene and alkalinity exceeded the PAL in samples collected from MW-2R and MW-105, respectively. Benzene and alkalinity are likely landfill related and due to landfill gas migration. There were several other historic low-level VOCs in select monitoring wells which are due to the landfill. All wells at the site remain in detection monitoring. The latest groundwater monitoring event 5 conducted for this site was completed in April 2012. There were no significant changes in the groundwater data between the October 2011 report and the April 2012 sampling. CENTRAL REGION—ILLINOIS Zion Landfill Zion, IL—There are 3 distinct landfills permitted at this facility. Site 1, Phase 1A is a closed RCRA landfill. The post-closure care, including monitoring and reporting, for this landfill is the responsibility of BFI/Republic Services. Site 1, Phase 1B is a small site consisting of 2 cells of 5-acres each. This is a closed landfill with a composite liner and leachate collection system. It was permitted in 1992. Waste placement began in 1994 and the landfill closed in 1998. The post-closure care, including monitoring and reporting, for this landfill is the responsibility of BFI/Republic Services Site 2 is an active landfill that was originally permitted in 1980 and commenced operation in 1981. The site received a permit to expand the facility in 1997 and opened in 1998. Monitoring and maintenance for the originally permitted area (Old Site 2) is the responsibility of BFI/Republic Services. The expansion area (Site 2) is the responsibility of Veolia. In 2011 Veolia received a permit to expand vertically over the Site 2 area. Additionally, a permit application was submitted for another horizontal expansion of Site 2 to the east. Veolia is the owner of all three sites, and the operator of Site 2. BFI/Republic is the operator for Site 1, Phase A and Site 1 Phase B and Old Site 2 and is responsible for all operational, closure, long term care, compliance and any future potential remediation efforts. Groundwater monitoring wells are installed within several hydrogeologic zones beneath the site. There are 7 upgradient wells and 37 zone of attenuation wells and 4 compliance 6 boundary wells. 31 wells are sampled semi-annually and the remainder of the wells are sampled quarterly. The last groundwater monitoring event with available data and report was completed in 4Q2011 (September 2011). During that event confirmation sampling was also conducted to confirm the results of 3Q11. There were no 3Q11 exceedances confirmed. Four wells at the facility are currently in assessment monitoring. Three are associated with Old Site 2/Site 2 and one is Site 1 Phase B. GT-16 – is located along the west side of Cell 1 of Zion Site 1 Phase B. Even though the results are Republic’s responsibility, the well is on Veolia’s property therefore, Veolia has an interest in the results and conditions related to this landfill and well. Assessment began in 2004 and indicated that the exceedances were attributed to a leachate force main and underground storage tank. The forcemain and leachate tank were removed in 2007 as part of an approved corrective action plan. The well will continue to be monitored under assessment until there are no exceedances. The Hydrogeologic zone that this and the other 3 wells mentioned above, consist of thin discontinuous lenses of sand that are from 0.5 to 2 feet in thickness with no commercial use of the water from these zones. The remainder of the wells at the site remain in detection monitoring. Orchard Hills Landfill, Davis Junction, IL – This is a fully engineered MSW landfill constructed on a greenfield site which has operated from 1998 to the present. The site groundwater is in environmental compliance. There are 6 upgradient wells, 19 zone of attenuation wells and 2 compliance boundary wells. All but 2 of the wells are sampled semi- 7 DRAFT annually. There are 2 wells that don’t yet qualify for semi-annual monitoring; therefore, they are still sampled quarterly. A groundwater monitoring event with available data and report was completed in November 2011. There were no exceedances for samples collected during this event. All wells at the site remain in detection monitoring. The latest monitoring event was conducted in May 2012. There was no significant change in the groundwater data between the November 2011 report and the May 2012 sampling. In 2010, regulatory inspections prompted by odor complaints resulted in violations and regulatory enforcement actions. Through a series of air permit modifications and significant LFG collection and combustion system expansions, Veolia has addressed current conditions. Additionally, Veolia installed a SulfaTreat system to remove H2S from the collected LFG and is currently collecting and combusting around 6,000 scfm of LFG with the potential to combust 10,500 scfm of LFG. Veolia is also negotiating a Consent Order with IEPA and USEPA to resolve the enforcement actions that resulted from the odor issues. CENTRAL REGION – MINNESOTA Rolling Hills Landfill, Buffalo, MN – This is an active industrial waste landfill which began operation in 1965. It was previously operated as a MSW site, converting to industrial, C&D and c-soil in the late 1990s. The first landfill at the site was an unlined facility. This area occupies approximately 28-acres. This landfill is closed with a synthetic cover and active gas extraction system. The remainder of the landfill occupies approximately 52-acres of which 30-acres has final cover. There are 24 groundwater monitoring wells, 7 private wells and 8 lysimeters which are monitored on a regular basis. Monitoring at this site is conducted 3 times a year, Spring 8 DRAFT

(April), Summer (July) and Fall (October). The Spring event includes routine monitoring at 16 wells and groundwater elevations at 8 wells, the Summer event includes VOC sampling at 13 wells and groundwater elevations at 11 wells and the Fall event includes VOC monitoring at 16 groundwater monitoring wells, 7 private wells, and PCB monitoring every other year at 2 wells. A monitoring event with available data and report was completed for Fall 2011. During this event, select wells were sampled for VOCs, one well was sampled for dissolved cadmium and five lysimeters were sampled for VOCs as required per the approved sampling and analysis plan (SAP) for the site. During this event, five VOC parameters were detected above the reporting limit at wells in close proximity to the closed, unlined portion of the facility. Only vinyl chloride was detected at a concentration above the HRL (health risk limit established by Minnesota Department of Health). The results are attributed to intermittent landfill gas migration from the closed portion of the landfill. The cadmium result from the MW-28 sample (which had previously exceeded the intervention limit (IL) established by MPCA) was now less than the IL during the fall 2011. During the fall event, five lysimeters (LYS-1, 2, 3, 4 & 6) were also sampled for VOCs. One lysimeter, LYS-4 was also sampled for PCBs. Five VOCs were detected in the lysimeter samples in 2011. No PCBs were reported in the one sample analyzed for those compounds. All wells at the site remain in detection monitoring and there is no anticipated change to the groundwater assessment monitoring due to the VOCs detected in some of the groundwater samples. The latest groundwater monitoring event conducted for this site was the spring 2012 event. There was no significant change in groundwater quality for the spring 2012 compared to what was reported for the fall 2011 event. 9 DRAFT

The unlined portion of the landfill has some limited intermittent subsurface gas migration issues located immediately adjacent to the old landfill. The existing active gas extraction system is routinely fine-tuned to address the gas migration issues related to the closed portion of the landfill. CENTRAL REGION—MISSOURI Oak Ridge Landfill, Valley Park, MO – This is a MSW landfill that ceased taking waste in September 2011 and is currently undertaking final closure activities. The landfill is divided into two sections from a regulatory perspective, the north section and the south section. The landfill operated from 1973 to September 2011. Waste placed in the north section was placed over in-situ clay soils and/or a clay liner. Perimeter leachate collection was installed in the late-1990s. A clay cover system was installed in the late 1980’s and the north site was regulatory closed in 1992. The south section has multiple liner systems ranging from clay liner to geosynthetic liner. A composite final cover system was constructed on the southern 12-acres in 2006 and the balance of the 42-acres will receive final cover in 2012. There are 4 hydrogeologic units monitored around the site. The upper 3 zones are part of a supplemental monitoring network and the lowest zone is the aquifer considered to be the primary monitoring network. There are 19 wells at the facility and 12 of them are installed in the primary network with the rest being supplemental. Six wells at the site have a low yield and are sampled using a diffusion bag sampler. The rest of the wells are sampled with bladder pumps. 10 DRAFT

A monitoring event with available data and report was completed in November 2011. The results of that monitoring indicated that there were several statistically significant increases (SSIs). Several SSI’s were documented for the November 2011 event; these included . Specific conductance, chloride ), and fluoride ). Magnesium and nitrate/nitrite results were considered SSIs for samples collected from one well. The November 2011 report was the last one that was generated. Another sampling event was conducted in May 2012 and the report is due to MDNR in August 2012.Assessment monitoring activities were conducted for the site between May 2001 and May 2002. The main conclusion of that assessment was that sporadic, localized landfill gas migration has affected groundwater in samples collected from wells at the site. MDNR concurred with the findings in January 2003. Since 2003, additional evaluation has been performed including assessment of groundwater concentrations, leachate levels and concentrations, gas system operation and other factors such as a losing stream located next to and likely affecting groundwater quality at the site. All wells at the site remain in detection monitoring. There has been an historic LFG migration issue on the east and west sides of the closed north landfill. Waste was placed within 50 to 100 feet of the property line. Several remedial measures were installed in the 1990s and early 2000’s, with improvements to the active gas extraction system (gas header, wells and cut off trench) and operational improvements. Maple Hill Landfill, Macon, MO – This is an active MSW Landfill. There are 4 phases: I, II and III that were certified closed in the early 2000’s. Phase IV is an active Subtitle D landfill with a full composite liner, leachate and gas collection system. Phases 1 and 2 consisting of 3-acres and 9-acres, respectively, and do not have a clay liner or leachate collection. Landfilling 11 DRAFT consisted of filling on-site ravines with waste depths on the order of 20 feet. Phases 1 and 2 have minimal gas collection. Phase 3 has 4 feet of compacted clay liner placed at the base of the Phase 3 disposal cell Phase 3 has leachate collection and an active gas extraction system. There are 10 wells monitoring a single zone at the site. A groundwater monitoring event with available data and report was completed in November 2011. There were a couple of groundwater samples with SSIs. There was a monitoring event conducted in May 2012; however, the report is not due to MDNR for another month, so the report details presented in the February 2012 version of the summary are up to date.Assessment monitoring was conducted in 1999 and the results of that assessment monitoring demonstrated that natural spatial variability is present and is the cause of SSIs. The site returned to detection monitoring. There are no monitoring wells currently in assessment at this facility. CENTRAL REGION – WISCONSIN Cranberry Creek Landfill, Wisconsin Rapids, WI – This is a fully engineered active MSW landfill. The site received approval to begin operation in 1982. There are 32 wells located around the landfill which include 4 subtitle D wells. The 4 Subtitle D wells are currently in assessment monitoring; due to previous exceedances for sulfate in samples from B-131BR. The sulfate exceedances are related to cover materials placed on the site during final closure of a portion of the facility in 2003 and 2004. With the exception of the dissolved vanadium (B-132 and B-138) and the dissolved cobalt and dissolved nickel concentrations (B-138), all assessment monitoring parameters were below NR140 standards or were less than the laboratory limit of quantitation (LOQ). Four rounds of assessment were completed with the April 2011 event and a 12 DRAFT plan modification was also submitted to WDNR to reduce the monitoring which was approved in November 2011. was submitted to WDNR in April 2012 to request cessation of the assessment monitoring requirement for the site. In July 2012, WDNR sent a draft approval for this request. The remainder of the wells at the site remain in detection monitoring. Hardness and alkalinity exceeded standards in samples collected from upgradient well MW-202, sidegradient Subtitle D well MW-209 and sidegradient well B-101R. These results are attributed to changes in groundwater elevations due to the on-site gradient control system. Sulfate exceeded the PAL in the sample collected from B-131BR. The results are related to near surface water quality changes associated with protective cover soils placed above the liner during final cap construction. Veolia completed activities to address these issues in 2009. Select low level VOCs were also detected in samples collected from the gradient control system. Many of the VOCs were below the LOQ. Low level VOCs are periodically detected in the gradient control system at the site. All of the rest of the wells, remain in detection monitoring. The latest groundwater monitoring was conducted at this facility in January 2012. There were no significant changes in groundwater quality between November 2011 report and the January 2012 sampling. Emerald Park Landfill, Muskego, WI – This is an active MSW landfill that was constructed on a greenfield site. The site began operation in 1994. The landfill facility is a fully engineered Subtitle D facility with a composite liner, full leachate and landfill gas collection system, and an underlying gradient control system. The site is currently undergoing permitting for a horizontal expansion. The last monitoring event with data and report was completed in October 2011. 33 non-Subtitle D wells, 8 Subtitle D wells, 11 private wells and 2 gradient control monitoring 13 DRAFT points are sampled semi-annually. Samples are collected for indicator parameters, select metals and VOCs. Sodium, alkalinity, specific conductance and hardness in select wells were elevated during this event. Exceedances of sulfate and chloride during the October 2011 event are attributed to natural conditions. Toluene and carbon disulfide were the only VOCs present were detected at low levels, between the LOD and LOQ. The latest groundwater monitoring event was conducted in January 2012. There were no significant changes groundwater quality between the October 2011 report and the January 2012 sampling. All wells at the site remain in detection monitoring Future Parkland – This is a fully engineered foundry sand landfill that is currently closed and located adjacent to and part of the Emerald Park Landfill facility. This facility contains approximately 317,000 cubic yards of foundry sand wastes and operated between the years 1987 to 1999. The landfill is clay lined with a leachate collection system. Environmental monitoring is conducted for this site. The site is monitored on an annual basis (the last event with available data and report was completed November 2011. All wells at the site remain in detection monitoring. Glacier Ridge Landfill, Horicon, WI – This is a fully engineered, active MSW landfill. The north landfill footprint is closed and the southern landfill footprint is active. A groundwater event with available data and report was completed and submitted to WNDR for sampling conducted in October 2011. The only exceedances in groundwater samples are a result of VOC contamination that is associated with the adjacent LGRL Superfund Landfill facility (see previous discussion. above) VOCs. Vinyl chloride exceeded the regulatory standards in two monitoring wells located immediately adjacent to LGRL . Other detections include VOCs that were below the LOQ; therefore, the results are considered estimated and do not exceed the State 14 DRAFT groundwater standards. These VOCs include tetrachloroethylene (PCE), trichloroethylene (TCE), 1, 2-dichloropropane and vinyl chloride in select wells. Chloride was also detected above the standards in samples collected from 2 wells located along adjacent County Highway V . Specific conductance, alkalinity and/or hardness concentrations were present above the standard in samples collected from 9 wells. The latest groundwater monitoring event conducted at this facility was in April 2012. There was no significant change in groundwater monitoring data between the October 2011 report and the April 2012 sampling.Hickory Meadows Landfill, Hilbert, WI – This is an active MSW landfill that was constructed on a greenfield site. Construction for the facility began in 1998. The landfill facility is fully engineered with a composite liner, full leachate and landfill gas collection system. The site is currently undergoing permitting for a vertical and horizontal expansion. A groundwater monitoring event with available data and report was completed in June 2011. There are several hydrogeologic zones that are monitored at the site. Most of the ground water monitoring wells are sampled semi-annually. All wells remain in detection monitoring. The latest groundwater monitoring event was conducted in December 2011. There were no significant changes in the groundwater monitoring data between the June 2011 report and December 2011 sampling. Mallard Ridge Landfill – Mallard Ridge RDF consists of two closed disposal areas and two active disposal areas. Greidanus Landfill/Closed Mallard Ridge Landfill – The Greidanus Landfill was originally approved in 1970 as a 20-acre sanitary landfill to accept MSW. The Greidanus Landfill is unlined with no leachate drainage layer. In 1980, WDNR approved a plan for phased 15 DRAFT closure of the non-engineered fill area and establishment of an engineered landfill. The Greidanus Landfill is closed with a compacted clay cover. The 29-acre expansion, referred to as Mallard Ridge Landfill, was approved for operation in 1984. The Mallard Ridge Landfill has a 5 foot compacted clay liner and a full leachate collection system. This landfill partially overlays the Greidanus Landfill. This landfill is closed with a compacted clay cap. This combined landfill has a LFG collection system. Mallard Ridge North Expansion/South Expansion – Two expansions, a 40-acre North Expansion and a 48-acre expansion South Expansion were permitted in 1993 and 2005, respectively. Both of these landfills are considered active. Both the Northern and Southern Expansions have composite liners and leachate collection systems. The Northern Expansion is partially capped with a composite cover system. Both of these expansion areas have full active LFG collection systems. There are 45 groundwater monitoring wells and piezometers associated with the landfill facility that are monitored on a semi-annual basis (March and September). In addition, there are 7 off-site private wells that are monitored by local agreement in June each year. PCE and TCE were found in low concentrations and are indicative of a well-defined VOC plum located downgradient (southeast) of the closed Greidanus Landfill. PCE and TCE have been identified in a number of wells between the Greidanus Landfill and the property line. Data indicate that PCE and TCE were historically detected in a private well (PW-26) located just beyond the property line downgradient of the VOC plume, and in the Recycling Center well on the southern fringe of the plume. However, recent data from downgradient well PW-26 has been non-detect for VOCs . One groundwater monitoring well (W-2R) located in the plume area had an increasing TCE concentration over the past 5 to 6 years. 16 DRAFT

Seven Mile Creek Landfill, Eau Claire, WI – This is an active MSW landfill (Sector 2) that is fully lined, has a full leachate and active gas collection system. This site has operated from 1986 to the present. The site contains a closed landfill (Sector 1) that has a four foot clay liner with a full leachate and active gas extraction system. The closed site operated from 1978 to 1989. The site has a low permeable soil final cover; either papermill sludge or two feet of compacted clay. The site has a ground water monitoring network. There have been some historic (15 years +/-) VOC detections and iron in several downgradient on site monitoring wells. Iron has been reported in an upgradient well that is constructed with an iron casing. The other VOCs that have been detected in wells are located on the other side of Seven Mile Creek (adjacent to and west of the landfill). The source of these VOCs is unknown. All wells at the site remain in detection monitoring. Tork Landfill, Wisconsin Rapids, WI – This was a MSW landfill that accepted waste from approximately 1970 to 1988 and is located on the Cranberry Creek Landfill facility property. This landfill is located in close proximity to an on-site granite quarry and groundwater flow is affected by quarrying operations. The landfill does not have a liner; however, it has a clay cut-off wall and perimeter groundwater gradient control system installed around the landfill. The landfill has an active gas extraction system. Groundwater monitoring is conducted from 18 wells. A groundwater monitoring event with available data and report was completed in October 2011. During this event, samples from 17 DRAFT

4 wells were analyzed for field parameters and the remaining wells were sampled for field parameters and indicator parameters. Five wells are analyzed semi-annually for VOCs. The following parameter/well combinations exceeded standards: Sulfate levels were exceeded in the sample collected from the upgradient ground water monitoring well B-6A. Chloride levels in samples collected from B-35 and B-38R exceeded the groundwater standard. Well B-38R is located upgradient of the landfill. Low level VOCs, benzene and xylenes, were detected in the sample collected from B-38R. These VOCs have been detected at similar concentrations since the well was installed in 2010. All wells remain in detection monitoring. The latest groundwater monitoring event was conducted in January 2012. There were no significant changes in the groundwater data between the October 2011 report and the January 2012 sampling. Tork Alum Landfill, Wisconsin Rapids, WI – This is an industrial waste landfill that began operation as early as the 1950s and closed in the early 1980s and is also located on the Cranberry Creek Landfill facility property. The site is approximately 20-acres in area and contains approximately 200,000 cubic yards of alum residue from the production of alum for water treatment from aluminum-rich clay by Allied Chemical. Veolia and Honeywell (the successor company to Allied Chemical) monitors the groundwater from 20 wells located on and off of the property. A low permeable soil final cover was placed on the landfill in 1983. An Environmental Contamination Assessment (ECA) was conducted in 1997. As part of this evaluation, alum residue pore water was tested. The results indicated the pore water had low pH and contained sulfate and several metals that are pH dependant including aluminum, beryllium and nickel. Elevated concentrations of these metals in groundwater are due to a combination of metals present in the alum residue and metals dissolved from the native soils due to the low pH 18 DRAFT alum sludge residual. A monitoring event with available data and report was completed in October 2011. Aluminum, nickel and sulfate exceeded their respective groundwater standards in select wells. Sulfate exceeded the standard in 8 wells. Nickel exceeded the standard in 5 wells. Aluminum exceeded the standard in 11 wells. Beryllium exceeded the standard in 7 wells; however, the results were all below the LOQ. All wells remain in detection monitoring. The latest groundwater monitoring event was conducted in January 2012. There were no significant changes in the groundwater data between the October 2011 report and the January 2012 sampling. EASTERN REGION – ALABAMA Cedar Hill Landfill, Ragland, AL – This is a MSW landfill located in Ragland, Alabama. The original unlined landfill operated from 1974 to 1997. The landfill site was a historic coal strip mining operation. As part of a landfill expansion permit, a geosynthetic liner was added in 1997 on top of and adjacent to the unlined waste mound. To control LFG migration and collect LFG under the liner system, an active LFG collection and control system was installed. LFG collection was installed in the vertical expansion and became operational in 1999. Groundwater samples are collected semi-annually. LFG appears to have caused a potential SSI (statistically significant increase) for 1, 2-dichloroethene in a groundwater sample collected from GWC-4R during the September 2010 groundwater monitoring event. A methane reading was taken in the headspace of the well in December 2010 and the result was 23% of the (Lower Explosive Limit)LEL. VES submitted an alternate source demonstration (ASD) report to ADEM indicating that LFG was causing the SSI and that we would be upgrading the LFG system in this area in 2011. A monitoring event with available data and report was completed in 19 DRAFT

September 2011. Prior to the gas system upgrades, this VOC was present in the water sample but was below the preliminary screening concentration. Even though the last sample had a lower VOC detection, a LFG well was installed in this area, in addition to 10 other LFG wells that were added across the site in 2011/2012?. This one gas well was installed in December 2011 and was connected to the operating system immediately. The remainder of the wells were connected in March 2012. The spring 2012 sampling indicated no VOC contamination in monitoring well GWC-4R. All wells at the Site remain in detection monitoring. The latest groundwater quality between the December 2011 report and the March 2012 sampling. Eagle Bluff Landfill, Peterson, AL – This is an active construction and demolition (C&D) landfill which began operation in 1988. The landfill is not required to have a liner, gas or leachate collection systems. The site is located in a former soil strip mine and is hydraulically upgradient and adjacent to Hurricane Creek. There is no groundwater monitoring required for this landfill facility. Star Ridge Landfill, Moody, AL – This is a MSW landfill located in Moody, Alabama. The site consists of a closed unlined landfill, a closed C&D landfill and an active Subtitle D landfill. The landfill facility is located in an historic coal strip mine. The active site has a double synthetic liner and leachate collection system that is required per the city of Moody Local Agreement. The site also has a permitted C & D landfill that is not in operation. Groundwater samples are collected semi-annually. The last monitoring event with available data and report was completed in September 2011. There were no VOC detections in the samples collected and all of the metals results were below preliminary screening values. 20 DRAFT

Cobalt for the September 2011 sample collected from one location was listed as a potential SSI. The September 2011 result was similar to historic detections in this well. The background samples had a higher detection limit (up to 500 ug/L and this result was 47 ug/L); therefore, it is unknown whether cobalt was present in background samples at concentrations similar to this detection. All wells at the site remain in detection monitoring and the site will evaluate the need to modify background data. The latest groundwater monitoring event was conducted in March 2012. There were no significant changes in the groundwater quality between the September 2011 report and the March 2012 sampling. EASTERN REGION – BAHAMAS Pine Ridge Landfill, Grand Bahama – This is an active MSW landfill located in Freeport, Grand Bahamas. This site began operations in 2002. The site is fully lined and has a leachate and gas collection system. Groundwater samples are collected semi-annually (February and August) from four wells located around the facility. The results are compared to USEPA Secondary Drinking Water Standards (NSDWA) even though this is not a US Territory. There have been several groundwater exceedances as a result of a large hurricane events and flooding over this area of the island. Currently, there are only 2 NSDWA exceedances, iron in the sample collected from MW-1A and TDS in the sample from MW-3A. The TDS has been in exceedance since 2004 and is the result of several very large hurricane events that occurred that year. The iron in the sample collected from MW-1A has been elevated over the last 6 events and has been above the standard sporadically since monitoring began. It is unclear as to the source of the iron. The parameter will continue to be monitored and a determination will be made as to whether this is something that needs to be addressed. 21 DRAFT

EASTERN REGION – FLORIDA Cypress Acres Landfill, Ocala, FL – This is an active C&D landfill located in Ocala, Florida. The landfill does not have a liner, leachate or gas extraction system. The site began operation as a sand and gravel pit and in 1991 was permitted as an approximately 37-acre C& D landfill. Groundwater samples are collected semi-annually (January and July). There have been detects of several inorganic parameters in both upgradient and downgradient monitoring wells on site. Exceedances during the July 2011 event included iron, aluminum, TDS, pH, benzene and mercury in select wells. All wells with exceedances except for one well are located hydraulically upgradient of the landfill. There has been correspondence with FDEP regarding the mercury exceedance in one well along with delineation of extent, in this area. The site is located adjacent to a railroad line. This well is new to the monitoring program and the initial sampling indicated benzene detections. The benzene concentrations have increased slightly over time; however, this well is also upgradient of the landfill. Aluminum and iron are naturally occurring in the subsurface materials of the site and detected regularly in upgradient and downgradient wells. All wells at the site remain in detection monitoring. EASTERN REGION – GEORGIA Taylor County Landfill, Mauk, GA – This is a fully engineered, active MSW landfill with gas and leachate extraction systems located on a former greenfield site. The site began operation in 22 DRAFT

1989. There are 21 wells that were sampled in July 2011. Groundwater samples are collected semi-annually (January and July). During the last monitoring event with available data and report (July 2011), 8 wells were dry; there typically are many wells dry during every event. There were no VOCs detected and there were no MCL exceedances and no SSIs. All wells at the Site remain in detection monitoring. The latest groundwater monitoring even was conducted in January 2012. There were no significant changes in groundwater quality between the July 2011 report and the January 2012 sampling. LFG migration has occurred on the south side of the landfill since 1993, south of cells 1, 2 and 3; Veolia submitted and implemented an Updated Methane Migration Plan in 2009 to increase LFG collection from the landfill. As of March 2012, Veolia began applying a small vacuum to an existing passive cut-off trench located outside the waste boundary and this will be active in April 2012. Prior to January 2012, there were three consecutive months without a regulatory exceedance and only one of the affected gas probes had an exceedance in January and February 2012. The remaining 6 gas probes have not had an exceedance since September 2011. Six consecutive months without an exceedance is required to resolve the LFG migration issue. Pecan Row Landfill, Valdosta, GA – This is a fully engineered active MSW landfill with gas and leachate extraction system throughout. The site began operation in 1991. This landfill is nearing closure, with full closure using a composite cover system anticipated in early 2013. This landfill is located within 2,000 feet of the Evergreen Landfill in Valdosta, Georgia. There are 11 wells monitored semi-annually and the latest event with available data and report was completed July 2011, (event number 36). There were no VOCs detected; however, several metals were detected in samples collected during this event but none exceed MCLs, and none are SSIs All wells at the site remain in detection monitoring. The latest groundwater monitoring even was 23 DRAFT conducted in January 2012. There were no significant changes in groundwater quality between the July 2011 report and the January 2012 sampling. Evergreen Landfill, Valdosta, GA – This is a former greenfield site that was developed as an active MSW landfill with a full composite liner with leachate and gas extraction systems. The site began operation in 2006 in a 0.5-acre cell which was constructed to keep the regulatory permit active. Only inert waste was placed in the cell between 2006 and 2010. In 2010 the entire 22-acre cell 4 was constructed and MSW waste was first placed in Evergreen Landfill on November 29, 2010. The site is located adjacent to Pecan Row Landfill in Valdosta, Georgia. There are 7 wells monitored semi-annually and a monitoring event with available data and report was completed in July 2011 (event #14). There were no VOCs detected in any samples collected. There were no exceedances of MCLs for metals and none of the four metals present above the detection limit are SSIs. All wells at the site remain in detection monitoring. The latest groundwater monitoring even was conducted in January 2012. There were no significant changes in groundwater quality between the July 2011 report and the January 2012 sampling. EASTERN REGION – INDIANA Blackfoot Landfill, Winslow, IN – This is a MSW landfill located in Winslow, Indiana (Pike County). The site has operated from 1990 to the present. The site has a liner, leachate and gas collection system. There are two Hydrogeologic zones monitored by 13 wells. Ten wells are installed in a shallow zone and 3 wells in a deeper zone. Groundwater is sampled semi-annually. A event with available data and report was completed in November 2011. No VOCs were present above the detection limit and there were no SSIs for any parameter in any well during 24 DRAFT this event. All wells at the site remain in detection monitoring. The latest groundwater monitoring even was conducted in May 2012. There were no significant changes in groundwater quality between the November 2011 report and the May 2012 sampling. Hoosier Landfill, Claypool, IN – There are two MSW landfills located at this facility. One landfill (Hoosier #1) is fully closed (2008) and the other (Hoosier #2) is currently active. Hoosier Landfill #1 – This is a closed MSW landfill located adjacent to Hoosier #2 in Claypool, Indiana. This site was operated from 1971 until closure in 2008. Groundwater samples are collected semi-annually. A monitoring event with available data and report was completed in October 2011. Six wells monitor the shallow zone and six wells monitor a deeper zone around the landfill. The results of the October 2011 event indicate that there were no VOCs present in any of the samples. Dissolved arsenic was above the MCL in samples collected from two wells; however, the results from this event were similar to historic results. Sulfate exceeded the normal control limit and Shewhart limit in one sample collected during this event. All of the wells at the site remain in detection monitoring and it is not anticipated that any of these results will require any of the wells to go into assessment monitoring. The latest groundwater monitoring even was conducted in April 2012. There were no significant changes in groundwater quality between the October 2011 report and the April 2012 sampling. Hoosier Landfill #2 – This is an active MSW landfill located adjacent to Hoosier #1 landfill. This portion of the site began operating in 2007 and has a full composite liner and leachate collection system. Groundwater samples are collected semi-annually. The last monitoring event with available data and report was completed in October 2011. There are a total of 5 wells installed at the site. Two wells monitor the shallow zone and three wells monitor 25 DRAFT a deeper zone. There were no VOCs detected during the last event. Dissolved arsenic was present above the MCL in one sample. All wells at the site remain in detection monitoring. The latest groundwater monitoring even was conducted in April 2012. There were no significant changes in groundwater quality between the October 2011 report and the April 2012 sampling. EASTERN REGION – KENTUCKY Blue Ridge Landfill, Irvine, KY – This is a MSW landfill located in Irvine, Kentucky (Estill County) which began operation in 1984. The landfill includes two landfill units, a Residential landfill (pre-Subtitle D landfill that was closed in 1995) and a Contained Landfill (which was permitted in the mid-1990s). The Contained landfill is a Subtitle D landfill with a composite liner system. An active LFG collection system was installed in the Contained landfill in 2005. The Residential landfill contains passive vent flares. The Residential landfill is a pre-Subtitle D landfill that was constructed with a soil liner and leachate collection system. Five wells monitor one hydrogeologic zone at this Site. Groundwater samples are collected quarterly. A monitoring event with available data and report was completed in November 2011. The sample from MW-7 had chloride and TOX concentrations that exceed their intra-well prediction limits and exhibit an increasing trend. MW-7 is the deepest well at the site and is installed in the New Albany shale formation. Water from this zone of the aquifer is highly mineralized and is high in salts. This salt zone is below the fresh groundwater zone that all of the other wells at the Site monitor. In addition, elevated chloride can positively bias TOX results. All wells at the site remain in detection monitoring. The latest groundwater monitoring 26 DRAFT even was conducted in May 2012. There were no significant changes in groundwater quality between the November 2011 report and the May 2012 sampling. Morehead Landfill, Morehead, KY – There are three closed Residential landfill units and an active Contained MSW landfill located in Morehead, Kentucky (Rowan County) which began operation in 1974. The Residential landfills were constructed with soil liner and leachate collection systems. The solid waste permit for the Contained landfill is a Subtitle D landfill with a composite liner system. An active LFG extraction system consisting of 16 vertical extraction wells was installed in 2009. There are 8 wells that monitor a single hydrogeologic zone at this Site. Groundwater samples are collected quarterly. A sampling event with available data and report was completed in October 2011 and there were no VOC detections and no SSIs. All wells at the Site remain in detection monitoring. The latest groundwater monitoring even was conducted in May 2012. There were no significant changes in groundwater quality between the November 2011 report and the May 2012 sampling. EASTERN REGION – MICHIGAN Arbor Hills Landfill, Northville, MI – There are two regulated MSW portions of the site; Arbor Hills East and Arbor Hills West that have operated from 1970 to the present. Arbor Hills East operated from 1970 to 1990 and was fully closed in 1990. Groundwater impacts have historically occurred related to this portion of the site. The Arbor Hills East landfill does not have a base liner in place, has a slurry wall, gradient control and an active gas extraction system. Arbor Hills East entered into a consent order in the late 1980’s which required remedial activities that included slurry wall, gradient control, a pump and treat groundwater control system, an 27 DRAFT active gas collection system and final closure. Arbor Hills East has a dual gas and leachate extraction wells in place. Republic Services is responsible for all long term care, environmental compliance and any remedial activities associated with the Arbor Hills East portion of the landfill. Veolia is responsible for Arbor Hills West Environmental Compliance. Arbor Hills West has a double composite liner system and an active gas extraction system. The active gas extraction system for both the Arbor Hills East and Arbor Hills West portions of the site are owned, installed, and operated by Republic Services. VES does not have responsibility for the LFGTE system. Groundwater samples are collected quarterly around Arbor Hills West by Veolia’s consultants. A monitoring event was conducted in October 2011. There are 3 groundwater zones monitored around the landfill, the upper, intermediate and lower zones. The only continuous aquifer beneath the site is the lower zone. During the last monitoring event with available data and report 4Q2011 (October 2011) 3 upper zone wells, 2 intermediate zone wells and 15 deep aquifer wells were sampled. VOCs are sampled at all site wells on a semi-annual basis. There are exceedances of the statistical prediction limit for inorganic and indicator parameters (chloride, dissolved barium and arsenic, ammonia and TDS) for all 3 zones. Samples which exceeded for 1 to 5 parameters included 4 upgradient wells—1 in the upper zone and 3 installed in the lower zone; 2 sidegradient wells both installed in the lower zone; and downgradient wells – 6 installed in the lower zone and 1 installed in the intermediate zone. In all instances, an Alternate Source Demonstration (ASD) was provided. 28 DRAFT

The latest groundwater monitoring event was conducted in January 2012. There were no significant changes in groundwater quality between the October 2011 report and the January 2012 sampling. LFG has been detected in two gas monitoring probes at the southeast corner of the closed Arbor Hills East landfill unit. This issue is Republic Services responsibility. There are sporadic detections above regulatory levels. A 2002 Consent Order is in place that addresses the landfill gas migration issues for Arbor Hills East. Corrective measures include increased LFG collection within the waste mass in the area of the gas migration. EASTERN REGION – PENNSYLVANIA Chestnut Valley, McClellandtown, PA – This site was formerly a coal strip mine. The site began operation as a landfill in 1959. Early portions of the landfill had limited engineering features. Later development included full composite base liner system, leachate and gas collection. Groundwater is sampled quarterly for this facility. The site had 5 wells that have had low yields. Four mine level piezometers were installed in an attempt to encounter a zone with greater yield. The site performed assessment monitoring in 1994 and 1995 to evaluate conditions around the upgradient well. A monitoring event with available data and report was completed third quarter 2011. During this event, samples were collected from 2 wells and 1 mine level piezometer. Analytical testing includes testing for indicator parameters, select metal quarterly and a full list of metals 29 DRAFT annually and VOCs on a quarterly basis. There have been trace levels of organic compounds present in samples collected from the site; however, none were present during this last event. There have been ammonia and chloride detections however, no SSIs. Total iron and manganese have been elevated; The pH is elevated in the samples collected from one well. All wells at the site remain in detection monitoring. LFG migration has occurred along the southwest side of Area 2B and was a historic site condition associated with the limited engineering controls in portions of the facility and were initially detected in the 1990s. The source was identified as the old unlined portion of the landfill and the former coal strip mine located on the property. The subsurface gas migration was mitigated with a vacuum applied to migration control wells installed just outside the limits of waste. Greentree Landfill, Kersey, PA – There are 2 landfills at this Site, a closed landfill (GT-1) and an active landfill (GT-2). Both landfills are fully engineered with composite base liners, gas and leachate extraction systems. The site began operating in GT-1 in 1986 and closed in 2006. Waste disposal began in GT-2 in 2000. There are 13 wells and 1 spring sampled quarterly for the closed landfill and 16 wells sampled for the active or expansion area. A monitoring event with available data and report was completed in October 2011 and there were several metals results that exceeded Act 2 residential drinking water standards. The metals that exceeded standards included total and dissolved manganese, total nickel and total cobalt. All wells at the site remain in detection monitoring. Lancaster Landfill, Elizabethtown, PA – This is an active construction and demolition material landfill that began operation in 1996. The landfill has a full composite liner and leachate and 30 DRAFT collection system and a composite final cover system. The site is 126-acres with 45.9-acres permitted for waste disposal. Eight groundwater monitoring wells are sampled along with surface water and groundwater discharge pipes being sampled on a quarterly basis. During the August 2011 monitoring event, all of the wells, the surface water points and one of the groundwater discharge pipes were sampled. All wells remain in detection monitoring. EASTERN REGION – OTHER SITES Groveland TS, Groveland, FL – This Hauling operation and Transfer Station facility is no longer owned by Veolia; however, Veolia maintains responsibility for some environmental investigations and conditions at the facility. Veolia had set aside $525,000 to investigate and address these areas. There were 3 areas of concern identified by the current owner when the property sale was being negotiated. These areas include a small area along a fence with staining that was due to a release by the adjacent property owner, Industrial Sterilization Laboratories (ISL). $50,000 was set aside for the ISL work. A larger portion of the property has been affected by another adjacent property owner, Howard Fertilizer (Howard). $300,000 was set aside for potential Howard Fertilizer work. The third area of concern, was a small area around the fueling tank/truck wash bay that may have been the result of small releases either when Veolia owned the property or from the former ownership. $175,000 was set aside for the tank/wash bay area work. As of the April, 2012, approximately $43,000 has been spent to address these three projects. 31 DRAFT

Veolia has received a “comfort letter” from FDEP which indicates that they believe that the Howard area documented conditions appear to be related to Howard. Howard has an ongoing investigation and remedial action on their property. ISL has removed the stained soil in this area and disposed of it off-site. Golder Associates has sampled the area soil and groundwater and found that the removal addressed the former release. As of the date of this summary, the conditions in the vicinity of the tank and truck bay on the property have been investigated. There is a small area of soil and groundwater impacts that need to be addressed. The impact consists of low level benzene and total petroleum hydrocarbon contamination in the shallow soil and groundwater and is very limited in extent. Golder Associates has been retained to address these conditions and has provided a cost estimate for the remediation of this area. The spring 2012 groundwater monitoring results had no detects of benzene or total petroleum hydrocarbons, as a result no groundwater remedial work is anticipated. Soil sampling and testing work is on going. We anticipate that the amount set aside for this work will be sufficient to close out all outstanding issues. Jersey City TS, 264 Broadway Ave., Jersey City, NJ – This is a transfer station facility which Veolia purchased in 1999 through purchasing all shares of the former owner. There was a holdback at the time of the purchase which has been held by Veolia, and is to be released back to the former shareholders upon completion of remedial activities related to leaking underground diesel fuel storage tanks which were removed in 1999. The former shareholders have hired numerous consultants to address the environmental conditions since 1999. The current state of 32 DRAFT the property is that there is free product which ranges from 0.01 feet to 0.91 feet in 3 of the 9 monitoring wells at the property. In 2009, the former owner’s consultants conducted a pilot test which included the use of BioSolve surfactant which was used to determine if it would release the free product contained in the soil and would be a successful remedial alternative. The consultant conducted the pilot test and attempted to use it as the remedial alternative for the site. They injected the product into the subsurface and extracted some water containing the chemical. They collected soil and groundwater samples immediately after the injections and collected water samples about 10 weeks after the injections. No other sampling was conducted for nearly 2 years. When they came back to the site (to conduct additional soil and groundwater sampling that NJDEP required) they found free product in wells MW-1 through MW-5 and MW-9 (in 6 of the 9 wells at the site). No additional work was conducted by the former shareholders until May 2011 when they hired a new consultant who indicated they would be doing subsurface delineation of the extent of contamination on the property and conduct free product removal. They collected some soil and water samples from temporary wells installed in Geoprobes in August 2011 with one additional boring in November 2011. Veolia has since hired a consultant (Golder) and taken control of the investigation and potential remedial work of the site There is free product where none was present before., Areas they had historically cleaned up to nearly acceptable standards,, now have free product. The investigation will include delineation of the extent of free product, soil and groundwater contamination, removal of the free product and likely some form of groundwater treatment. 33 DRAFT

Veolia held back approximately $500,000 when the facility was purchased in 1999. This money has also accrued significant interest. This money was to be released to the former shareholders upon receipt of a no further action for the environmental conditions. The plan is to use this money to conduct the investigation and remedial action. New Jersey regulations have changed significantly since the investigation began and now there is a licensed site remediation professional that will be taking over the work and providing a RAO to NJDEP. Veolia has contracted with Golder Associates as the LSRP. COMPLIANCE ISSUES Greentree NPDS permit, PA – On January 13, 2012 the Pennsylvania Department of Environmental Protection (PADEP) issued a NOV to the Greentree Landfill in Kersey, PA. The violation was for exceedances (NPDES permit) relating to the onsite leachate treatment plant discharges. The discharge limit exceedances were self-reported and involve arsenic and total suspended solids measurements. In addition, the site has utilized on-site storage of leachate during 2011. On-site storage can only be utilized under very short time periods in Pennsylvania. As a result, this issue is also under consideration. The site is also in the process of upgrading the treatment plant. A final Consent Order and agreement was reached on June 29, 2012 and was submitted to the PA DEP for final signature. Greentree Solid Waste permit, PA – On February 13, 2012 the Pennsylvania Department of Environmental Protection (PADEP) issued a NOV to the Greentree Landfill in Kersey, PA. The violation was for utilizing more than 25% of the total leachate storage capacity for flow equalization on a regular basis as specified by 25 Pa. Code 273.275 (b). A final Consent Order 34 DRAFT and agreement was reached on June 29, 2012 and was submitted to the PA DEP for final signature. Orchard Hills Odors, IL – In the spring of 2009, the Orchard Hills landfill located south of Rockford IL received a notice of violation for alleged odors from local regulators. At the same time, a nearby landfill competitor also received a notice of violation for alleged odors. Given the proximity of the landfills and the lack of specific details from complainants, it was difficult to determine which facility was responsible for the alleged odors. In addition, based on then recent analytical lab tests of the collected LFG which showed a significant increase in the sulfur bearing gases in the LFG stream, the Orchard Hills facility had exceeded its hourly SO2 emission limit from the combustion of collected LFG in the facility’s flare, and needed to modify its air permit accordingly. On February 4, 2010 the Illinois Environmental Protection agency (IEPA) issued a Notice of Violation (NOV) to Veolia ES Orchard Hills Landfill in Davis Junction, IL for permitted hourly emission level for SO2 as well as offsite odors. The site has responded, a permit modification was submitted to IEPA and a new permit was granted in the fall of 2011. The facility has undertaken a number of actions to deal with both the SO2 and odor issues, many before receipt of the notice of violation. Air permit applications for increased SO2 emission limits and a new enclosed flare were submitted in June 2009. Modifications to these applications were made to add an H2S treatment system based on follow-up discussions with the regulatory agency. In addition to / conjunction with necessary permitting activities, the landfill installed an odor misting system, H2S monitors additional gas collection infrastructure consisting of vertical wells (temporary and permanent), multiple blowers, an H2S treatment facility and an additional 35 DRAFT enclosed flare to enable greater quantities of landfill gas (including the H2S) to be extracted and destructed and completed 40+ acres of final cover construction. The permit modifications were eventually granted by the IEPA allowing for construction and operation of the above items. It appears that these various changes and improvements have led to the cessation of virtually all odor complaints and the facility is in compliance with its new SO2 emission limits. In July 2011, the IEPA, through the Illinois Attorney General’s Office (IAG), filed a civil complaint in state court regarding these issues. Both before and after this filing, the parties have been engaged in significant negotiations regarding these issues. On a parallel track, the facility has also been involved in discussions with the US EPA on these same concerns. These various negotiations have led to a high degree of agreement regarding operating issues at the landfill. However, there remains the question of whether the facility should pay a civil penalty and if so how much. The Attorney General’s office verbally suggested an $180,000 monetary fine and additional monitoring. Further discussions with the IEPA and IAG will take place in late March, 2012. Pecan Row Safety Kleen Hazardous Waste, GA – On March 12, 2010 a special waste customer Safety Kleen improperly disposed of hazardous waste materials at the Veolia ES Pecan Row landfill in Valdosta, GA. A subsequent notification, investigation, and remediation effort was undertaken. The site remediated the situation in 2010, and the Georgia EPD approved the remediation report and indicated no further action is required by Pecan Row Landfill. Additional follow up and documentation was performed and the Georgia regulators approved of the process. The on-site issues were resolved by waste removal and transport to a licensed hazardous waste landfill facility for final disposal. On May 18, 2010 the Georgia EPD issued a NOV and a draft Consent Order (CO). A draft $48,850 settlement was proposed and the corrective action Work 36 DRAFT

Plan was accepted. Pecan Row responded to the draft CO on May 26, 2010 and expressed objections to some of the allegations in the draft CO. The CO was not finalized. On September 13, 2010 the GPA EPD approved the final remediation and a “no further action” statement was provided. On March 12, 2012 outside legal counsel provided a legal opinion that no further action was needed on this matter and that the CO died at the GA EPD level. 37 DRAFT

SCHEDULE 3.12 CONTRACTS 3.12(a)(i): 1. Schedule No. 1000133586, dated August 4, 2009, to Master Lease Agreement, by and between Chase Equipment Finance, Inc. and the Company, dated August 3, 2009. 3.12(a)(ii): Alabama 1. Contract for Solid Waste Collection and Disposal, by and between Talladega County and Waste Away, Inc. (Veolia ES Solid Waste Southeast, Inc.), dated September 30, 1992. 2. Agreement, between City of Talladega and Veolia ES Solid Waste Southeast, Inc., dated October 1, 2011. 3. Agreement to Renew or Extend Garbage and Trash Collection Contract, by and between St. Clair County and Veolia Environmental Services Solid Waste Southeast, Inc., dated June 1, 2011. 4. Agreement, by and between Jefferson County Commission and Veolia Environmental Services Solid Waste Southeast, Inc., dated March 22, 2007. 5. Contract to Provide Commercial Garbage Collection Services, by and between City of Pell City and Veolia Environmental Services, Inc., dated October 20, 2008, as amended. 6. Contract to Provide Residential Garbage Collection Services, by and between City of Pell City and Veolia Environmental Services, Inc., dated October 20, 2008, as amended. 7. Landfill Gas Purchase and Sale Agreement, by and between Jenkins Brick Company and Onyx Star Ridge Landfill, Inc., dated October 1, 2004. Florida 8. Solid Waste Collection Agreement, by and between Columbia County and Veolia ES Solid Waste Southeast, Inc., dated September 1, 2011. 9. Residential and Commercial Solid Waste Collection Services Franchise Agreement, by and between City of Greenacres and Onyx Waste Services Southeast, Inc. (n/k/a Veolia ES Solid Waste Southeast, Inc.), dated August 28, 2001, as amended. 10. Solid Waste and Recycling Collection Franchise Agreement for Service Area 1, by and between Lee County and Veolia ES Solid Waste Southeast, Inc., dated March 9, 2010. 11. Solid Waste and Recycling Collection Franchise Agreement for Service Area 2, by and between Lee County and Veolia ES Solid Waste Southeast, Inc., dated March 9, 2010. 12. Term Contract No. Y8-139A for Residential Solid Waste and Recyclable Collection Services – Lot 1 – Zone 1, by and between Orange County, Florida and Veolia ES Solid Waste Southeast, Inc., dated April 8, 2008. 50

13. Solid Waste and Recycling Collection Franchise Agreement (for Service Area 2), by and between the Solid Waste Authority of Palm Beach County and Veolia ES Solid Waste Southeast, Inc, dated October 1, 2008. 14. Agreement, by and between Pinellas County and Veolia ES Solid Waste Southeast, Inc., dated August 20, 2008. 15. Franchise Agreement, by and between City of Sanibel and Veolia ES Solid Waste Southeast, Inc., dated April 27, 2010. 16. Service Area 2 Solid Waste Collection Franchise Agreement, by and between Seminole County and Veolia ES Solid Waste Southeast, Inc., dated November 12, 2009. 17. Waste Transfer, Transportation and Disposal Agreement, by and between City of Ocala and Onyx Waste Services Southeast, Inc., dated January 21, 2003, as amended. 18. Agreement for Solid Waste Collection, Disposal and Recycling Services, by and between Islamorada and Onyx Waste Services, dated October 1, 2003, as amended. 19. Contract to Provide Residential Solid Waste Collection and Disposal, by and between Etowah County and Veolia Environmental Services, dated April 1, 2009. 20. Agreement for Residential Waste Collection and Disposal, by and between Calhoun County and Onyx Waste Services Southeast, Inc. and Superior Waste Services of Alabama, Inc., effective October 1, 2002, as amended. 21. Agreement, by and between Pinellas County and Veolia ES Solid Waste Southeast, Inc., dated August 20, 2008. 22. Agreement for Landfill Operations at the Central County Solid Waste Disposal Complex, by and between Sarasota County and Veolia ES Solid Waste Southeast, Inc., dated May 13, 2008. Georgia 23. Residential Solid Waste Contract, by and between City of Cordell and Onyx Waste Services Southeast, Inc., dated July 18, 2005 and amended January 5, 2010. 24. Landfill Disposal Service Agreement, by and between Georgia Pacific Chemical LLC and Veolia ES Solid Waste Southeast Inc, dated August 15, 2007. 25. Landfill Disposal Service Agreement, by and between Veolia ES Taylor County Landfill and Blaze Recycling, dated July 6, 2010. 26. Landfill Disposal Service Agreement, by and between JEA and Veolia ES Solid Waste, Inc., dated May 1, 2009. 27. Amended and Restated Landfill Gas Sales Agreement, by and between Veolia ES Taylor County Landfill, LLC and Bio Energy (Georgia), LLC, dated February 1, 2011. 28. Landfill Gas Purchase Agreement, by and between ESG Biofuels (Southern Georgia) Company and Veolia ES Pecan Row Landfill, Inc., dated April 20, 2012. 51

Illinois 29. Agreement, by and between City of Batavia and Veolia ES Solid Waste Midwest, LLC, dated June 16, 2008. 30. Contract, by and between City of Darien and Veolia ES Solid Waste Midwest, LLC, dated February 7, 2011. 31. Volume-Based Residential Solid Waste & Recycling Services Agreement, by and between City of Highland Park and Veolia ES Solid Waste Midwest, LLC, dated July 26, 2010. 32. Refuse, Recyclables & Landscape Waste Collection & Disposal Services Agreement, by and between Village of Oak Lawn and Veolia ES Solid Waste Midwest, LLC, dated May 1, 2006. 33. Contract, by and between City of St. Charles and Veolia ES Solid Waste Midwest, LLC, dated August 25, 2010. 34. Municipal Contract, by and between Village of Streamwood and Veolia ES Solid Waste Midwest, LLC, dated May 20, 2010. 35. City of Waukegan Waste & Recyclables Collection, Transportation and Management Agreement, by and between City of Waukegan and Onyx Waste Services Midwest, Inc., dated December 1, 2003, and First Amendment to Waste and Recyclables Collection, Transportation and Management Agreement, by and between City of Waukegan and Onyx Waste Services Midwest, Inc. (n/k/a Veolia ES Solid Waste Midwest, LLC), dated October 20, 2008. 36. Agreement for Residential Solid Waste Collection and Disposal Service, by and between the City of Wheaton and Veolia ES Solid Waste Midwest, LLC, dated April 7, 2008. 37. Residential Solid Waste Agreement, by and between Village of Wilmette and Veolia ES Solid Waste Midwest, LLC, dated November 1, 2009. 38. Contract for United City of Yorkville Garbage, Refuse, Recycling and Yard Waste Collection, by and between United City of Yorkville and Veolia ES Solid Waste Midwest, LLC, dated May 1, 2007. 39. Waste, Recyclables and Yard Waste Collection, Transportation and Management Agreement, by and between City of Zion and Veolia ES Solid Waste Midwest, LLC, dated September 27, 2010. 40. Waste Disposal and Transfer Station Contract, among Groot Recycling and Waste Services, Inc., Onyx Waste Services Midwest, Inc., Onyx Zion Landfill, Inc. and Onyx Orchard Hills Landfill, Inc., dated March 25, 2003. 41. Landfill Disposal Service Agreement, by and between Recycling Systems, Inc. and Veolia ES Orchard Hills Landfill, Inc., dated September 23, 2008. 42. Transfer Station Disposal Service Agreement, by and between Lake Shore Waste Services, LLC and Veolia ES Solid Waste Midwest, LLC, dated October 23, 2009. 43. Landfill Gas Purchase Agreement, by and between Hoosier Energy Rural Electric Cooperative, Inc. and Veolia ES Orchard Hills Landfill, Inc., dated December 10, 2010. 52

44. Landfill Gas Purchase Agreement, by and between Hoosier Energy Rural Electric Cooperative, Inc. and Veolia ES Orchard Hills Landfill, Inc., dated December 10, 2010. 45. Landfill Gas to Energy Agreement, by and between The Village of Davis Junction and Veolia ES Orchard Hills Landfill, Inc., dated December 13, 2011. 46. Project Development Agreement, by and between Onyx Zion Landfill, Inc. and Bio Energy (Illinois), LLC, dated September 26, 2001. Indiana 47. Material Recovery Facility Operator Agreement, by and between Enterprise Zone Education & Training Center Corporation and Veolia ES Solid Waste Midwest, LLC, dated January 18, 2012. 48. Purchase Order, by Veolia ES Solid Waste Midwest LLC for Kimberly-Clark Corp, dated April 5, 2010. 49. Landfill Gas Purchase Agreement, by and between ESG Biofuels (Blackfoot), LLC and Veolia ES Blackfoot Landfill, Inc., dated March 31, 2008. Kentucky 50. Exclusive Franchise Agreement for Solid Waste Collection, by and between Fiscal Court of Rowan County and Veolia ES Morehead Landfill, Inc., dated November 16, 2010. 51. Contract for Commercial Waste Franchise, by and between City of Richmond and Veolia ES Solid Waste Midwest, LLC (as successor to BFI Waste Services, LLC), dated January 15, 2003 and renewed December 9, 2008. 52. Contract, by and between the Magoffin County Fiscal Court and Veolia ES Solid Waste Midwest, LLC, dated June 15, 2006. 53. Operating Agreement, by and between Veolia ES Blue Ridge Landfill, Inc. and Wolfe County Fiscal Court, dated August 1, 2008. Michigan 54. Contract for Operation of SMDA Transfer Station, by and between South Macomb Disposal Authority and Onyx Waste Services of Michigan, Inc. (now Veolia ES Solid Waste Midwest, LLC), dated November 30, 2002. 55. Contract to Provide Waste Transportation and Disposal Services, by and between Southeastern Oakland County Resource Recovery Authority and Onyx Waste Services of Michigan, Inc. (now Veolia ES Solid Waste Midwest, LLC), dated March 23, 2006. 56. Contract, by and between City of Pontiac and Onyx Waste Services of Michigan, Inc. (now Veolia ES Solid Waste Midwest, LLC), dated June 28, 2004. 57. Contract for Collection of Refuse and Transfer Station Operation, by and between City of Pontiac and Onyx Waste Services of Michigan, Inc, dated June 28, 2004. 53

58. Contract for Collection of Refuse and Transfer Station Operation, by and between City of Pontiac and Onyx Waste Services of Michigan, Inc, dated June 28, 2004. 59. Landfill Disposal Service Agreement, by and between Republic Waste and Veolia ES Arbor Hills Landfill, dated September 10, 2008. 60. Landfill Disposal Service Agreement, by and between Duncan Disposal Systems and Veolia ES Arbor Hills Landfill, dated February 1, 2010. Minnesota 61. Agreement—Refuse and Recyclable Collection, by and between City of White Bear Lake and Veolia Environmental Services Solid Waste Midwest LLC, dated August 29, 2008. 62. Refuse Service Contract, by and between City of Columbia Heights and Veolia ES Solid Waste Midwest, LLC, effective date January 1, 2010. 63. Agreement for Garbage, Refuse, Recyclable Materials and Yard Waste Collection Services, by and between City of Blaine and Veolia ES Solid Waste Midwest, LLC, for January 1, 2009 through December 31, 2015. Missouri 64. Landfill Gas Purchase Contract, by and between Superior Oak Ridge Landfill, Inc. and Toro Energy of Missouri, Inc., dated April 24, 2000. New Jersey 65. Agreement for Furnishing the Landfill Disposal of Solid Waste, by and between Borough of Ramsey and Veolia ES Solid Waste of NJ, Inc., dated May 28, 2010. Pennsylvania 66. Contract, by and between Centre Region Council of Governments (acting on behalf of Bermer, College, Ferguson, Harris and Patton Townships) and Veolia ES Solid Waste of PA, Inc., dated August 24, 2009. 67. Municipal Waste Disposal Agreement, by and between Clearfield County and Veolia ES Greentree Landfill, LLC (as successor to Superior Waste Greentree Landfill), dated October 2, 2001 and amended January 10, 2011, and May 1, 2012. 68. Amended and Restated Landfill Disposal Services Agreement, among Appleton Papers Inc., NCR Corporation, Georgia Pacific Consumer Products, L.C., Veolia ES Hickory Meadows Landfill, LLC, and Veolia ES Solid Waste of North America, LLC, dated August 29, 2008. 69. Master Service Agreement, by and between EOG Resources, Inc. and Veolia ES Solid Waste of PA Inc., dated January 27, 2011. 70. Master Services Agreement, by and between EQT Production Company and Veolia ES Solid Waste of PA, Inc., dated March 23, 2011. 54

71. Master Service Agreement for Disposal of Waste, by and between Anadarko Petroleum Corporation and affiliate companies and Veolia ES Solid Waste of PA, Inc., dated October 15, 2008. 72. Landfill Gas Rights Agreement, by and between Superior Greentree Landfill, LLC and Greentree Gas Producers, LP, effective as of January 1, 2002. Wisconsin 73. Agreement, by and between City of Brookfield and Veolia ES Solid Waste Midwest, LLC, dated November 19, 2008. 74. Nonrecyclable Solid Waste Collection Services Agreement, by and between Marathon County and Veolia ES Solid Waste Midwest, LLC, dated September 28, 2009. 75. Recyclable Solid Waste Collection Services Agreement, by and between Marathon County and Veolia ES Solid Waste Midwest, LLC, dated September 28, 2009. 76. Agreement, by and between City of Brookfield and Veolia ES Solid Waste Midwest, LLC, dated November 19, 2008. 77. Nonrecyclable Solid Waste Collection Service Agreement, by and between City of Wausau and Veolia ES Solid Waste Midwest, LLC, dated September 28, 2009. 78. Contract, by and between Veolia ES Solid Waste Services Midwest, LLC and City of Waukesha, dated October 6, 2009. 79. Agreement for Hauling of Solid Waste and Recyclables from Collection Stations, Transportation of Solid Waste from County Transfer Station to Municipal Solid Waste Disposal Facility, and Disposal of Solid Wastes, by and between Dunn County Solid Waste and Recycling Management Board and Onyx Waste Services, Inc., dated January 1, 2005. 80. Agreement for Hauling of Solid Waste and Recyclables from Collection Stations, Transportation of Solid Waste from County Transfer Station to Municipal Solid Waste Disposal Facility, and Disposal of Solid Wastes, by and between Dunn County Solid Waste and Recycling Management Board and Onyx Waste Services, Inc. (now Veolia ES Solid Waste, Inc.), dated January 1, 2005. 81. Municipal Solid Waste and Recyclables Contract, by and between Village of Mount Pleasant and Veolia ES Solid Waste Midwest, LLC, dated April 6, 2011. 82. Agreement for Residential Refuse, Recyclables, and Yard Waste Collection Services, by and between City of Sun Prairie and Green Valley Disposal/Republic Services Inc., dated July 18, 2007. 83. Portage County Material Recovery Facility Operator Agreement, by and between Portage County Solid Waste Management Board and Onyx, dated December 19, 2002, as extended and amended. 84. Agreement for Disposal of Solid Waste, by and between City of West Allis and Veolia Environmental Services of Muskego, Wisconsin, dated May 11, 1984, as amended. 55

85. Agreement, by and between Wisconsin Paperboard and Veolia ES Solid Waste Midwest, LLC, dated February 1, 2009. 86. Landfill Disposal Services agreement, by and between Sonoco U.S. Mills and Onyx Hickory Meadows Landfill, dated November 8, 2005. 87. Transportation and Disposal Agreement, by and between Rock Disposal, Inc. and Republic Services of Wisconsin, Limited Partnership, dated August 5, 2008. 88. Services Agreement, by and between SCA Tissue North America, LLC and Veolia ES Solid Waste, Inc, dated December 1, 2008. 89. Amended and Restated Landfill Disposal Services Agreement, among Appleton Papers Inc., NCR Corporation, Georgia Pacific Consumer Products, L.C., Veolia ES Hickory Meadows Landfill, LLC, and Veolia ES Solid Waste of North America, LLC, dated August 29, 2008. 90. Landfill Gas Purchase Agreement, by and between Dairyland Power Cooperative and Onyx Seven Mile Creek Landfill, LLC, dated May 29, 2003. 91. Landfill Gas Purchase Agreement, by and between Veolia Energy Renewables, LLC and Veolia ES Hickory Meadows Landfill, LLC, dated April 23, 2010, and amended April 23, 2010. 92. Renewable Electrical Generation Agreement, by and between Wisconsin Power and Light Company and Superior Glacier Ridge Landfill, LLC, dated December 20, 2002. 93. Landfill Gas Purchase Agreement, by and between Ocean Spray Cranberries, Inc. and Onyx Cranberry Creek Landfill, LLC, dated May 11, 2005. 94. Landfill Gas Purchase and Sale Agreement, by and between Veolia ES Emerald Park Landfill, LLC and The Milwaukee Metropolitan Sewerage District, dated September 27, 2010. 3.12(a)(iii): 1. Citibank Commercial Card Agreement, by and between Citibank, N.A. and VENAO, dated June 14, 2012. 2. State of Wisconsin – DNR associated fees. 3. Sales Agreement, by and between Flint Hills Resources, L.P. and Veolia ES Solid Waste of North America, LLC, dated March 17, 2009. 4. Kriete Group – Truck dealer. 5. Transporter Agreement, between Veolia ES Solid Waste of NJ, Inc. and Kephart Trucking, Inc., dated November 1, 2011. 6. Contractor Agreement, by and between Mr. Bult’s Inc. and Onyx Waste Services, Inc., dated March 9, 2001 and amended February 7, 2006. 7. Independent Contractor Service Agreement, by and between A.W. Oakes & Son and Veolia ES Zion Landfill Inc., dated October 1, 2008. 56

8. Pilot Travel Centers LLC Terminal Fuel Agreement, by and between Pilot Travel Centers LLC and Veolia ES Solid Waste Inc., dated May 20, 2010. 9. Letter regarding purchasing of 2012 orders by the Company from McNeilus Truck and Manufacturing Co. 10. Lee County – Monthly and quarterly disposal fees. 11. NYMEX fixed price contract, by and between Marathon Petroleum Company LLC and Veolia ES Solid Waste Inc., dated January 25, 2010. 12. Poynette Iron Works Inc. – Purchase dumpsters and other containers. 13. Wright Express Business Charge Account Agreement, by and between Veolia Environmental Services Solid Waste and Wright Express Financial Services Corporation, dated September 1, 2008. 14. Agreement to extend services, by and between Cascade Engineering Container Group and Veolia Environmental Services North America, dated August 19, 2010. 15. Environmental Stewardship Fund – Greentree environmental fee. 16. County of Olmsted – Rochester hauler fees and taxes. 17. State of Illinois – Orchard Hills host fees and taxes. 18. Order Acknowledgement by GSE Lining Technology LLC. for Veolia Environmental Services Solid Waste, dated January 9, 2012. 19. County of Ogle – Quarterly fees. 20. Host Village Agreement, by and between Veolia ES Solid Waste Midwest, LLC (formerly Browning-Ferris Industries of Illinois, Inc.) and the Village of Davis Junction, dated October 10, 1995. 21. Stoops Greightlinger Quality Trailer Inc. – Truck dealer. 22. Recycling Collection Services Agreement, between Centre County Solid Waste Authority and Veolia ES Solid Waste of PA, Inc., dated June 23, 2009. 23. Wastequip – Recycling and waste handling equipment. 24. Veolia ES Industrial Services – Landfill construction costs. 25. County of Morris – rate sheet, dated December 8, 2011. 26. Burr and Forman LLP – Outside counsel for legal department. 27. Rental Agreement, between Fabco Equipment, Inc. and Veolia ES Emerald Park Landfill, LLC, dated December 18, 2008. 28. County of Ramsey – Minnesota hauler taxes. 57

29. Exxon Mobil Corporation—Fuel. 30. Frattalone Companies – Contractor’s application for payment – landfill projects. 31. Roaring Run Transport LLC. – Trucking/transportation. 32. Commonwealth of Pennsylvania – Landfill fees and use tax. 33. Bid Proposal for Hauling of Waste from Onyx Transfer Stations, by Stansley Industry Inc., dated July 27, 2006. 34. Vocational Energy LLC—CNG fueling stations/equipment. 35. Patten Industries Inc. – Truck/heavy equipment dealer. 36. Veolia Environmental Services Vendor Request Forms, completed by the Receivable Management Services Corporation, dated July 25, 2008 and August 17, 2009. 37. Teamsters Local 731 – Union dues/benefits. 38. Alliance Agreement, by and between Veolia Environmental Services, Inc. and Caterpillar Inc., dated January 1, 2010. 39. Construction Agreement between Pantheon Group, Inc. and the Company, dated February 21, 2011. 40. Host City Agreement, by and between Veolia ES Zion Landfill, Inc. (formerly Browning-Ferris Industries of Illinois, Inc.) and the City of Zion, dated May 11, 1994, amended June 17, 2008. 41. MSI General Corporation – Design/build contractor. 42. Transporter Agreement, by and between the Veolia ES Solid Waste Southeast, Inc. and C&W Global, Inc., dated April 1, 2009. 43. Independent Contractor Service Agreement, by and between Elmer Buchta Trucking and Veolia ES Solid Waste Midwest, LLC., dated August 25, 2009. 44. Master Purchase Agreement, by and between the Company and DriveCam, Inc., dated June 20, 2008, amended December 17, 2010. 45. Synergy Partners LLC – Diesel ultra low – fuel. 46. Multiple Location Master Service Agreement, by and between Onyx Environmental Services, LLC, and Waste Management Holdings, Inc., dated April 14, 2000. 47. Hinkle Contracting Corp. – Paving/mining contractor. 48. Feece Oil Company – Fuel/oil. 49. Terra Engineering and Construction Corp. – Engineering firm. 58

50. Transportation Agreement, by and between Allied Services LLC and Stafford Transport dated November 1, 2006, amended October 10, 2011. 51. Unison Solutions Inc. – Contractor for landfill projects/construction. 52. Purchase Agreement, by and between the Company and Hess Corporation, dated January 22, 2010. 53. Proposal by Saiia Construction Company, LLC, dated June 3, 2011—Contractor for landfill projects/construction. 54. Residential Cart, Recycling Bin, and Additional Product Proposal, by Otto Environmental Systems NA Inc. and accepted by Veolia ES Environmental Services, Inc. on June 22, 2011. 55. Town of Chilton – Hickory Meadows Landfill fees. 56. Waste Disposal and Transfer Station Contract, among Groot Recycling and Waste Services, Inc., Onyx Waste Services Midwest, Inc., Onyx Zion Landfill, Inc. and Onyx Orchard Hills Landfill, Inc., dated March 25, 2003. 57. Ceriani Fuel and Coal—Fuel. 58. Reciprocal Waste Disposal Agreement, by and between Resource Recovery Technologies LLC and Veolia ES Seven Mile Creek Landfill LLC, September 1, 2011. 59. Host Community Agreement/Service Fee Agreement, by and between Township of Fox and Veolia ES Greentree Landfill, LLC, dated April 9, 2007. 60. Refund USA – Customer refunds for overpayments, double payments, etc. 61. City of Muskego – Agreement between Veolia and the City of Muskego, City of Franklin, Town of Norway, Racine County and Waukesha County for the Expansion of Veolia Emerald Park Landfill, dated May 20, 2008. 62. Transfer Station Operation Agreement, by and between Midwest Transfer and Logistics LLC, and a wholly-owned subsidiary of American Wood Recycling, Inc., and Republic Services of Wisconsin, Limited Partnership, DBA, Green Valley Disposal, and a wholly-owned subsidiary of Republic Services, Inc., dated February 23, 2007. 63. Disposal Agreement, by and between Veolia ES Solid Waste Midwest, LLC and Republic Services of Wisconsin, Limited partnership, dated October 2, 2010. (Kestrel Hawk Landfill) 64. Stepp Equipment Co. – Refuse truck bodies/compactors. 65. CQM Inc. – Engineering consultant. 66. Waste Processing and Transportation Agreement, between Reklaw Transport and Veolia ES Solid Waste Southeast, Inc. dated August 1, 2011. 67. Meffert Oil Co. – Fuel. 68. Teamsters Local 301 – Union dues/benefits. 59

69. Essex County Utilities Authority – Rate letter, dated October 20, 2011. 70. NEO Solutions Inc. – Chemicals Landfill. 71. Wisconsin Health Fund – Union health fund. 72. Ring Power Corporation – Cat dealer. 73. Waste Delivery Agreement, between Great River Energy and Veolia ES-SW LLC, dated May 1, 2011. (Original agreement dated 4/20/11) 74. Agreement for Residential Waste Collection and Disposal, by and between Calhoun County and Onyx Waste Services Southeast, Inc. and Superior Waste Services of Alabama, Inc., effective October 1, 2002, as amended. 75. County of Volusia – Landfill disposal in Apopka. 76. Thompson Tractor Co Inc. – Heavy equipment. 77. Transwaste Services – Outside trucking. 78. Multi Service Corp. – Truck parts. 79. Mansfield Oil Company—Fuel. 80. Waste Disposal Agreement between Veolia ES Solid Waste Midwest, LLC and Winnebago County Solid Waste Management Board, dated January 1, 2008, amended December 31, 2011. 81. Fischer Truck Service Inc. – Outside trucking, repairs to compactors. 82. CDW Inc. – Office technology/supplies. 83. Dougherty County Landfill Commissioner – Landfill disposal in Albany, GA. 84. Subcontractor Service Agreement, between Veolia ES Solid Waste Southeast, Inc. and CDC Environmental Inc, dated April 30, 2008. 85. County of Lake, Illinois – Zion Landfill fees and property taxes 86. County of Outagamie – Landfill disposal. 87. Altorfer Inc. – Cat dealer. 88. Local 731 IBT Private Scavengers – Pension welfare fund. 89. KPS Sales LLC – Diesel ultra low – fuel. 90. Heil Environmental Industrial Ltd. – Refuse trucks/equipment. 91. Independent Contractor Transportation/Hauling Service Agreement, by and between Badgerland Express LLC and Veolia ES Solid Waste Midwest LLC, dated December 10, 2010. 60

3.12(a)(iv): 1. The items set forth on Schedule 6.17(a). Florida 2. Guarantee by Veolia ES Solid Waste LLC, to Solid Waste and Recycling Collection Franchise Agreement, by and between Lee County and Veolia ES Solid Waste Southeast, Inc., dated March 9, 2010. 3. Guarantee by Parent Company of Onyx Waste Services Southeast, Inc., to Waste Transfer, Transportation and Disposal Agreement, by and between City of Ocala and Onyx Waste Services Southeast, Inc., dated January 21, 2003. Michigan 4. Guaranty Agreement, by and between Onyx Waste Services, Inc. and City of Pontiac, dated June 28, 2004. 3.12(a)(v): Intentionally omitted. 3.12(a)(vi): The items set forth on Schedule 3.15(j). 3.12(a)(vii): None. 3.12(a)(viii): Bahamas 1. Share Purchase Agreement among Urban Sanitation Limited and its shareholders (Kaydee Limited and Carrick Limited), Onyx Grand Bahama Limited, and the Grand Bahama Port Authority, for Sanitation Services Company Limited, dated January 14, 2000. 3.12(a)(ix): Georgia 1. Transporter Agreement, by and between Veolia ES Solid Waste Southeast, Inc. and C&W Global, Inc., dated April 1, 2009. 2. Independent Contractor Transportation/Hauling Service Agreement, by and between Recklaw LLC and Veolia ES Taylor County Landfill LLC, dated February 13, 2012. 61

Illinois 3. Alliance Agreement, by and between Veolia Environmental Services, Inc. and Caterpillar Inc., dated January 1, 2010. 4. Contractor Agreement, by and between Mr. Bult’s Inc. and Onyx Waste Services, Inc., dated March 9, 2001 and amended February 7, 2006. Indiana 5. Independent Contractor Service Agreement, by and between Elmer Buchta Trucking and Veolia ES Solid Waste Midwest, LLC., dated August 25, 2009. New Jersey 6. Transporter Agreement, between Veolia ES Solid Waste of NJ, Inc. and Kephart Trucking, Inc., dated November 1, 2011. Wisconsin 7. Independent Contractor Transportation/Hauling Service Agreement, by and between Badgerland Express LLC and Veolia ES Solid Waste Midwest LLC, dated December 10, 2010. 3.12(b): Certain customers have claimed that certain business practices of the Company Group in regards to billing for services included improper fees, including fuel surcharges, administrative fees, environmental fees and services charges, in violation of contract terms and applicable law. Certain of these claims have been made in pending litigation described in Schedule 3.14. 62

SCHEDULE 3.13(a) INSURANCE The policies set forth on Exhibit 3.13(a) attached hereto. 63

Exhibit 3.13(a)

Veolia ES Solid Waste Inc. 2012/2013 Schedule of Insurance 11-Jul-12 Coverage Business Unit Carrier Limits Retention Policy Number Term Dates General Liability VES Solid Waste New Hampshire Ins. Co. Each Occurrence $5,000,000/ 5,000,000 AGG $1,000,000 Per Occurrence GL 1929658 7/1/12-7/1/13 Workers’ Compensation/ VES Solid Waste New Hampshire Ins. Co. Coverage A (WC): Statutory $1,000,000 Per Occurrence WC 15684673 (AOS) 7/1/12-7/1/13 Employers’ Liability Ins. Co. of the State of PA (Chartis) Coverage B (EL): $1,000,000 Each Incident WC 15684674 (FL) Commerce and Industry Ins. Co. WC 15684675 (WI) Automobile Liability VES Solid Waste Ins. Co. of the State of PA (Chartis) $5,000,000 per Occurrence/ 10,000,000 agg $2,000,000 per occurrence CA 939751 (AOS) 7/1/12-7/1/13 $5,000,000 per Occurrence/ 10,000,000 agg CA 939752 (VA) $5,000,000 per Occurrence/ 10,000,000 agg CA 939753 (MA) Auto Liability Buffer Starr Indemnity & Liability Company $5,000,000 xs $5,000,000 SISCSEL01840412 7/1/12-7/1/13 Pollution Legal Liability VESNA Master American International Specialty Lines $50,000,000 Per Occurrence Each Incident $100,000 PLS 1364667 7/1/10-7/1/13 (Master) Ins. Co. (Chartis) $50,000,000 Aggregate Alaron $250,000 ded Pollution Legal Liability VES Solid Waste Lexington Ins. Co. $10,000,000 Per Incident Each Incident $100,000 PLS 1442089 07/01/11-07/01/13 (Emerald Park) Coverage Section Aggregate Limit $12,500,000 Storage Tank Third Party Liability, VESNA/VENA Lexington Ins. Co. $1,000,000 Each Incident 25,000 Each Incident ST 1956733 10/1/11-10/1/12 Corrective Action & Clean up $2,000,000 Aggregate 100,000 each Incident Owners and Contractors Protective (OCP) VES Solid Waste/Ramsey Cnty NJ New Hampshire Ins. Co. 5,000,000 per occurrence NA GL 4573202 7/1/12-7/1/2013 Flood Insurance VES Solid Waste/Fort Meyers American Bankers Inx. Co. of Florida $292,800 Building—$127,400 Contents (Office Bldg) $5,000 each 2043484500 2/7/12-2/7/13 $137,500 Building—$$105,000 Contents (Warehouse) $5,000 each 2043484600 2/7/12-2/7/13 Global Property VESNA AXA Ins. Co. $385,000,000 Per Occurrence $250K values over 5M, $100K uPRO001734(12) 1/1/12-1/1/2013 incl. Boiler and Machinery Terroism Business Travel Accident VESNA/VENA Chubb 3 x salary max 2M, $10,000,000 aggregate none 9906-14-13 7/1/12-7/1/15 Umbrella VES Solid Waste ACE Property & Casualty Ins Co. $10,000,000 x Primary 25,000 all other XOOG27046150 7/1/12-7/1/13 Excess Liability VES Solid Waste American Zurich Insurance Company $10,000,000 x 10,000,000 ACE-5525286-00 7/1/12-7/1/13 XL Insurance Company Ltd $12,500,000 part of $25,000,000 xs $20,000,000 E00014590LI12A Aspen Insurance UK Limited $12,500,000 part of $25,000,000 xs $20,000,000 K0A3EYK12A0V Punitive Damages Liability VES Solid Waste ACE Burmuda $10M xs primary VETRAPD12 7/1/12-7/1/13 Hanseatic $10M xs $10M HIPD202718 Crime/Fiduciary/EPL VENAO National Union $10,000,000 each $250.000 Crime 02-306-06-85 7/1/12-7/1/13 $20,000,000 aggregate $150,000 EPL—WASCO only $100,000 Fiduciary Directors & Officers/Employed Lawyers Liability Veolia Environnement, SA Chartis Europe 7905286 1/1/2012-12/31/2012

SCHEDULE 3.13(b) WORKERS COMPENSATION The information set forth on Exhibit 3.13(b) attached hereto. 65

Exhibit 3.13(b)

Basic Claims Listing Claims From 01/01/2011 To 05/31/2012 Claims Valued as of 05/31/2012 Major BU Country Code Claim Number Claimant Name Location 1 Code Accident Date Status Net Paid Net Outstanding Net Incurred Coverage WC VESSW US 201202011670001 Samuel Lehman 21080 02/21/2012 O $2,450.27 $36,749.73 $39,200.00 WC VESSW US 201202013980001 Terry Sunderland 21170 02/22/2012 O $2,002.72 $3,111.98 $5,114.70 WC VESSW US B264622406000101 Terry Sunderland 21170 03/23/2011 O $7.90 $1,714.55 $1,722.45 WC VESSW US 201104004320001 Robert Frieders 21190 03/01/2011 O $96,031.64 $195,740.30 $291,771.94 WC VESSW US 201104014810001 Jubentino Alfaro 21190 04/22/2011 R $19,601.72 $63,995.76 $83,597.48 WC VESSW US 201111015240001 Jason Underwood 21190 11/22/2011 O $5,880.65 $24,939.07 $30,819.72 WC VESSW US 201112010940001 Donald Atherton 21190 12/21/2011 O $36,969.01 $55,174.15 $92,143.16 WC VESSW US 201203008360001 Jason Underwood 21190 03/14/2012 O $4,131.10 $4,902.10 $9,033.20 WC VESSW US 201204004240001 Jeremy Cain 21190 04/09/2012 O $5,029.86 $2,543.06 $7,572.92 WC VESSW US 201205002960001 Sean Hupe 21190 05/04/2012 O $0.00 $2,210.00 $2,210.00 WC VESSW US 201111014450001 Stanley Olmstead 21200 11/28/2011 O $12,087.13 $11,400.04 $23,487.17 WC VESSW US 201204009850001 Howard Roy 21200 04/16/2012 O $4,919.18 $4,314.25 $9,233.43 WC VESSW US 201205006970001 Kenneth Harris 21200 05/10/2012 O $76.80 $4,881.10 $4,957.90 WC VESSW US 201103012230001 Jeff Stang 21205 03/11/2011 R $10,440.71 $215,881.59 $226,322.30 WC VESSW US B164648895000101 Jeff Stang 21205 08/29/2011 O $19.55 $4,504.45 $4,524.00 WC VESSW US 201202007410001 Andrew Folkerts 21225 02/11/2012 O $16,239.46 $61,072.63 $77,312.09 WC VESSW US 201203001110001 Frank Davis 21225 03/01/2012 O $650.84 $3,359.16 $4,010.00 WC VESSW US 201204002600001 Frank Davis 21225 04/04/2012 O $2,330.25 $3,545.68 $5,875.93 WC VESSW US 201205008980001 John Graham 21225 03/01/2012 O $0.00 $8,310.00 $8,310.00 WC VESSW US 201101005620001 James Highland 21230 01/06/2011 O $86,248.97 $100,126.63 $186,375.60 WC VESSW US 201101021970001 Joaquin Tello 21230 01/24/2011 O $26,151.75 $51,229.85 $77,381.60 WC VESSW US 201103019620001 Carlos Aramburo 21230 03/21/2011 O $83,641.70 $84,035.70 $167,677.40 WC VESSW US 201112004250001 Daniel Vree 21230 12/08/2011 O $58,326.41 $86,933.41 $145,259.82 WC VESSW US 201112006240001 Robert Bibbs 21230 12/12/2011 O $764.68 $34,019.21 $34,783.89 WC VESSW US 201201000670001 Tirie Warren 21230 01/03/2012 O $28,513.16 $54,500.60 $83,013.76 WC VESSW US 201203012150001 Michael Thomas 21230 03/20/2012 O $9,122.62 $32,994.28 $42,116.90 WC VESSW US 201205001520001 John Donahue 21230 04/28/2012 O $4,344.05 $5,191.56 $9,535.61 WC VESSW US 201205010580001 Patrick Beach 21235 05/09/2012 O $0.00 $1,915.00 $1,915.00 WC VESSW US 201112003010001 Derrick Avery 21240 05/07/2011 O $10,534.33 $26,980.15 $37,514.48 WC VESSW US 201202016620001 Ronald Pence 21240 02/13/2012 O $2,522.35 $40,077.65 $42,600.00 WC VESSW US 201108010490001 Jerry Cline 21245 08/15/2011 O $16,673.78 $41,272.83 $57,946.61 WC VESSW US 201201002750001 Jeffery Brengarth 21245 01/03/2012 O $18,362.88 $20,915.12 $39,278.00

WC VESSW US 201110006480001 Stanford Doll 21265 10/12/2011 O $26,041.23 $16,124.32 $42,165.55 WC VESSW US 201204012740001 Ronald Powers 21270 04/14/2012 O $2,065.04 $2,392.86 $4,457.90 WC VESSW US 201205008420001 Barry Byrwa 21270 05/11/2012 O $218.02 $4,589.88 $4,807.90 WC VESSW US 201204010900001 Carl Matz 21275 04/18/2012 O $8.55 $1,801.45 $1,810.00 WC VESSW US 201201000560001 Jon Loewenhagen 21280 01/02/2012 O $7,147.14 $2,712.86 $9,860.00 WC VESSW US 201203002200001 Steven Schilling 21280 03/02/2012 O $7,816.51 $2,373.89 $10,190.40 WC VESSW US 201203017780001 Joshua Zeug 21280 03/29/2012 O $1,643.66 $3,499.70 $5,143.36 WC VESSW US 201205006890001 James Zuleger 21280 04/24/2012 O $7.90 $3,219.35 $3,227.25 WC VESSW US 201112013320001 William Mayfield 21285 12/12/2011 O $2,106.33 $5,113.67 $7,220.00 WC VESSW US 201106020340001 Derrick Wheeler 21290 06/09/2011 O $16,269.81 $7,299.83 $23,569.64 WC VESSW US 201205004140001 Zebulon Smith 21290 05/04/2012 O $237.75 $6,572.25 $6,810.00 WC VESSW US 201108015840001 Richard Earnest 21300 08/24/2011 O $66,573.08 $180,483.24 $247,056.32 WC VESSW US 201205002410001 Nicholas Miland 21300 05/03/2012 O $0.00 $2,510.00 $2,510.00 WC VESSW US 201102012240001 Daniel Rentmeester 21305 02/10/2011 O $52,649.89 $16,024.79 $68,674.68 WC VESSW US 201107002830001 Kenneth Kasuboski 21305 07/05/2011 R $16,672.87 $10,347.13 $27,020.00 WC VESSW US 201111007430001 Michael Matyshak 21305 11/14/2011 O $43,649.49 $21,895.27 $65,544.76 WC VESSW US 201201002490001 Jamie Hedlund 21305 01/05/2012 O $29,047.19 $16,120.48 $45,167.67 WC VESSW US 201202015090001 Ryan Basten 21305 02/25/2012 O $5,743.19 $4,201.81 $9,945.00 WC VESSW US 201203017300001 Raymond Reed 21305 03/25/2012 O $2,176.28 $6,933.72 $9,110.00 WC VESSW US 201205004000001 Donald Yencheske 21305 05/04/2012 O $1,380.09 $6,881.59 $8,261.68 WC VESSW US 201108009040001 Joseph Mcmullen 21310 08/12/2011 O $183,274.17 $139,676.03 $322,950.20 WC VESSW US 201205004980001 Bruce Vance 21310 05/07/2012 O $8.70 $4,401.30 $4,410.00 WC VESSW US 201106008400001 Johnny Owens 21325 06/11/2011 O $8,567.97 $7,794.42 $16,362.39 WC VESSW US 201109015010001 Daniel Schneider 21325 09/23/2011 O $14,926.76 $45,194.23 $60,120.99 WC VESSW US 201111007990001 Scott Standifer 21325 11/14/2011 O $18,125.79 $51,546.65 $69,672.44 WC VESSW US 201107012860001 Michael Lane 21333 07/19/2011 O $28,081.01 $36,565.75 $64,646.76 WC VESSW US 201203006140001 John Angel 21333 03/09/2012 O $1,212.63 $227.37 $1,440.00 WC VESSW US 201205015780001 Kelly Brandon 21333 05/21/2012 O $0.00 $3,549.00 $3,549.00 WC VESSW US 201108007920001 John Curtis 21334 08/10/2011 O $177.84 $797.16 $975.00 WC VESSW US 201108015490001 Melissa Steffenhagen 21334 08/23/2011 O $10,130.07 $238.78 $10,368.85 WC VESSW US 201202000300001 Joseph Oakley 21334 01/30/2012 R $2,446.31 $0.00 $2,446.31 WC VESSW US 201101024320001 Savo Goranovic 21350 01/25/2011 O $42,857.61 $7,194.89 $50,052.50 WC VESSW US 201103012430001 Robert Ascher 21350 03/07/2011 O $72,480.31 $57,168.69 $129,649.00 WC VESSW US 201103018020001 Scott Fetzer 21350 03/18/2011 O $53,508.93 $36,745.07 $90,254.00 WC VESSW US 201106002320001 Adam Wendorf 21350 06/02/2011 O $45,152.26 $16,176.77 $61,329.03 WC VESSW US 201109010430001 Jeffrey Bousquet 21350 09/19/2011 O $11,509.78 $5,140.10 $16,649.88 WC VESSW US 201203008620001 Dmitriy Vasilyev 21350 03/12/2012 O $1,104.13 $3,799.16 $4,903.29 WC VESSW US 201205011810001 James Alessi 21350 05/17/2012 O $0.00 $3,110.00 $3,110.00 WC VESSW US 201205004360001 Allen Humerickhouse 21363 05/04/2012 O $421.00 $2,389.00 $2,810.00

WC VESSW US 201203016210001 James Shively 21365 03/26/2012 O $5,391.66 $3,931.89 $9,323.55 WC VESSW US 201110012060001 Terry Barbey 21375 10/21/2011 O $7,604.14 $7,865.86 $15,470.00 WC VESSW US 201112003070001 Joseph Lewis 21375 12/07/2011 O $5,518.45 $7,906.00 $13,424.45 WC VESSW US 201205015050001 Matthew Craig 21375 04/27/2012 O $0.00 $4,997.90 $4,997.90 WC VESSW US 201111007500001 Gail Petitdemange 21380 11/02/2011 O $19,003.11 $35,464.93 $54,468.04 WC VESSW US 201204016890001 Steven Kraling 21390 04/30/2012 O $1,267.51 $5,342.49 $6,610.00 WC VESSW US 201110016740001 Gioacchino Scuderi 21395 10/28/2011 O $11,537.07 $24,808.73 $36,345.80 WC VESSW US 201105001310001 William Ladewig 21425 04/27/2011 O $89,245.36 $110,316.27 $199,561.63 WC VESSW US 201107004910001 Jorge Mercado 21425 05/17/2011 O $1,063.03 $161.97 $1,225.00 WC VESSW US 201203011510001 John Joyce 21425 03/16/2012 O $7,443.63 $26,887.09 $34,330.72 WC VESSW US 201106016580001 Marlowe Mayer 21430 06/23/2011 O $72,888.16 $21,453.12 $94,341.28 WC VESSW US 201105011910001 Timothy O Connor 21435 05/13/2011 O $271.90 $4,248.10 $4,520.00 WC VESSW US 201205000510001 Robert Kelly 21435 04/30/2012 O $288.55 $4,721.45 $5,010.00 WC VESSW US 201205010720001 Donald Vollert 21435 05/15/2012 O $0.00 $2,210.00 $2,210.00 WC VESSW US 201105003090001 Wayne Bellucci 21445 05/04/2011 R $7,356.56 $17,568.82 $24,925.38 WC VESSW US 201204007800001 Larry Smith 21460 04/12/2012 O $0.00 $1,257.90 $1,257.90 WC VESSW US 201204011860001 Marion Strosnider 21460 04/16/2012 O $74.01 $2,835.99 $2,910.00 WC VESSW US 201205012690001 Patrick Jordan 21460 05/17/2012 O $0.00 $3,410.00 $3,410.00 WC VESSW US 201112003820001 Shawn Whitenight 21472 12/07/2011 O $21,184.66 $62,304.83 $83,489.49 WC VESSW US 201111003630001 Joseph Dospoy 21480 11/07/2011 O $20,779.55 $75,772.13 $96,551.68 WC VESSW US 201203003990001 David Darby 21495 03/02/2012 O $469.74 $4,040.26 $4,510.00 WC VESSW US 201203006190001 Gary Patnaude 21505 03/07/2012 O $1,385.30 $3,324.70 $4,710.00 WC VESSW US 201205019480001 Stanley Banks 21505 05/30/2012 O $0.00 $0.00 $0.00 WC VESSW US 201103010830001 Ronald Jackson 21520 03/10/2011 O $51,172.34 $100,847.66 $152,020.00 WC VESSW US 201201014650001 Richard Taylor 21520 01/26/2012 O $17,381.38 $18,581.12 $35,962.50 WC VESSW US 201105002250001 Rene Vela 21535 05/04/2011 R $1,587.03 $3,319.07 $4,906.10 WC VESSW US 201107012740001 Emmanuel Reed 21535 07/19/2011 O $25,855.96 $22,698.40 $48,554.36 WC VESSW US 201112013700001 James Cox 21535 12/27/2011 O $23,317.35 $49,823.47 $73,140.82 WC VESSW US 201202001010001 Genat Mathurin 21535 01/31/2012 O $8,025.61 $9,994.39 $18,020.00 WC VESSW US 201203008490001 Orestes Zaila 21535 03/13/2012 O $7,808.00 $23,088.76 $30,896.76 WC VESSW US 201203013910001 Emmanuel Dorvelus 21535 03/20/2012 O $2,408.69 $32,539.07 $34,947.76 WC VESSW US 201107013440001 John Williams 21550 05/31/2011 O $2,820.80 $989.20 $3,810.00 WC VESSW US 201108018190001 Tommie Lowery 21550 08/26/2011 O $4,118.52 $1,456.48 $5,575.00 WC VESSW US 201111009030001 John Smith 21560 11/15/2011 O $783.95 $1,131.05 $1,915.00 WC VESSW US 201111013490001 Barry Spurgeon 21560 11/23/2011 O $21,044.38 $20,916.06 $41,960.44 WC VESSW US 201201000630001 Eddie Foy 21560 01/02/2012 O $14,894.66 $19,642.90 $34,537.56 WC VESSW US 201107017600001 Ismael Garrido 21575 07/27/2011 O $9,705.65 $15,859.35 $25,565.00 WC VESSW US 201205012890001 Donald Cato 21610 05/18/2012 O $0.00 $2,120.00 $2,120.00 WC VESSW US 201205013030001 Aaron Jones 21610 05/21/2012 O $0.00 $3,310.00 $3,310.00 WC VESSW US 201112010100001 Timothy Richardson 21620 12/19/2011 O $6,821.02 $23,399.28 $30,220.30 $1,810,032.49 $2,811,900.74 $4,621,933.23

SCHEDULE 3.13(c) LOSSES AND CLAIMS The information set forth on Exhibit 3.13(c) attached hereto. 67

Exhibit 3.13(c)

Solid Waste AL, GL, WC Claims over 100k 7/1/09—05/31/12 Policy Period Coverage Business Unit Region Location TPA Claim Number Claimant Name VES Driver Name ate of Loss Date Closed Status Net Paid Net Outstanding Net Incurred Description of Loss 07/01/2008—06/30/2009 AL VESSW US SW Central Region 21170 Sedgwick 200811179540003 Richard Nelson Mark J Anderson 11/26/08 7/7/10 Closed 550,750.38 0.00 550,750.38 Intersection collision with a fatality. More information to follow. VESSW US SW Central Region 21225 Sedgwick 200811186550002 Carol Tautges Shawn R Klingberg 11/28/08 1/12/12 Closed 142,641.30 0.00 142,641.30 Our driver was headed eastbound on Stearns Rd. As he approached the intersection VESSW US SW Central Region 21305 Sedgwick 200902135570002 Diane Moreau-stodola Kenneth D Heller 2/23/09 8/18/11 Closed 1,111,903.16 0.00 1,111,903.16 multiple injuries including leg amputation VESSW US SW East Region 21535 Sedgwick 200904173880002 David Mclean Cesar Sagastume 4/27/09 6/14/10 Closed 139,985.20 0.00 139,985.20 soft tissue injury AL 1,945,280.04 0.00 1,945,280.04 GL VESSW US SW Central Region 21225 Sedgwick 200811019390001 Kennith Holman 8/5/08 7/3/11 Closed 155,893.80 0.00 155,893.80 Death of clmt found in the 6 yd compactor that we rent to Jewel through Oakleaf VESSW US SW Central Region 21285 Sedgwick 201104014190001 Wayne Kowalski 6/30/09 Open 46,548.38 328,451.62 375,000.00 Unknow injury. Complaint states he hit head on ceiling of truck. GL 202,442.18 328,451.62 530,893.80 WC VESSW US SW Central Region 21190 Sedgwick 200810001090001 Jose Ramirez 9/20/08 5/11/10 Closed 123,342.91 0.00 123,342.91 Herniated disk L-4 L-5 VESSW US SW Central Region 21225 Sedgwick 200807275520001 Joseph Domkoski 7/25/08 11/10/10 Closed 105,190.20 0.00 105,190.20 labral tear: Right shoulder VESSW US SW Central Region 21225 Sedgwick 200903118000001 Richard Scott 3/19/09 Open 444,572.64 275,984.35 720,556.99 fx/left femur, fracture of 8 ribs VESSW US SW Central Region 21230 Sedgwick 200901004580001 Randolph Albrecht 12/31/08 Open 424,382.62 182,302.08 606,684.70 HNP L4-5 and L5-S1 VESSW US SW Central Region 21230 Sedgwick 200902010230001 Kent Fitzgerald 2/2/09 Open 318,961.99 155,360.09 474,322.08 Left knee injury/possible tear VESSW US SW Central Region 21350 Sedgwick 200903113540001 Leonard Harmon 3/2/09 Open 175,598.87 29,415.33 205,014.20 Bilateral carpal tunnel and cubital tunnel VESSW US SW Central Region 21395 Sedgwick 200808166150001 Mark Cave 8/15/08 Open 266,620.46 69,024.14 335,644.60 Groin strain—resolved. Lt hip labral tear. VESSW US SW Central Region 21425 Sedgwick 200807154630001 Michael Briese 7/15/08 1/26/10 Closed 128,844.32 0.00 128,844.32 Torn right bicep VESSW US SW Central Region 21425 Sedgwick 200905196640001 Charles Welch 5/28/09 9/27/10 Closed 120,978.94 0.00 120,978.94 left shoulder due to occupation of ee-refuse driver. VESSW US SW East Region 21445 Sedgwick 200812165270001 Tony Perez 12/22/08 4/17/12 Closed 107,133.29 0.00 107,133.29 Rt shoulder—biceps tendon tear VESSW US SW East Region 21470 Sedgwick 200903030290001 David Rupert 3/4/09 Open 314,927.75 154,654.04 469,581.79 Left leg fracture, tibia/fibula WC 2,530,553.99 866,740.03 3,397,294.02 07/01/2008—06/30/2009 4,678,276.21 1,195,191.65 5,873,467.86 07/01/2009—06/30/2010 AL VESSW US SW Central Region 21350 Sedgwick 200912004780002 Demitra Hahnfeld Brent J Weide 12/2/09 Open 28,061.26 346,938.74 375,000.00 pain in knee, wrist, hand and left side of body VESSW US SW Central Region 21405 Sedgwick 200911031760001 Jacob Lacrosse Jimmy L Voigt 11/13/09 Open 30,154.27 1,269,845.73 1,300,000.00 5 year old boy sustained leg injury. VESSW US SW East Region 21260 Sedgwick 200912010490001 David Patnode Jack Scott McDowell 12/10/09 3/21/11 Closed 323,756.25 0.00 323,756.25 A homeless person was struck in an area where our truck had been. VESSW US SW East Region 21625 Sedgwick 201005008770001 Randy Howard Jackie Brackins 5/10/10 4/1/11 Closed 156,798.47 0.00 156,798.47 Foot crush injury AL 538,770.25 1,616,784.47 2,155,554.72 WC VESSW US SW Central Region 21225 Sedgwick 200907176180001 Michael Guardino 7/27/09 11/15/11 Closed 199,888.84 0.00 199,888.84 right shoulder and cervical injuries VESSW US SW Central Region 21225 Sedgwick 201005015720001 Joseph Campagna 5/11/10 Reopen 122,365.21 224,037.34 346,402.55 left shoulder scaulothoracic bursectomy & discectomy and fusion C6-7 VESSW US SW Central Region 21230 Sedgwick 200910162010001 Michael Hathcock 10/28/09 Open 47,526.03 108,006.40 155,532.43 right knee strain/sprain VESSW US SW Central Region 21230 Sedgwick 200912031970001 James Madden 12/29/09 Open 86,090.89 268,624.23 354,715.12 L4-L5 degenerative herniated disk VESSW US SW Central Region 21230 Sedgwick 201001010410001 Brad Walters 1/11/10 Open 157,375.17 161,928.90 319,304.07 lumbosacral strain and left SI joint sprain. L4-5 discectomy surgery May 2011. VESSW US SW Central Region 21230 Sedgwick 201006020770001 Phillip Wichert 6/21/10 Open 106,457.43 108,616.15 215,073.58 Right knee contusion/strain VESSW US SW Central Region 21350 Sedgwick 201001016920001 Scott Fetzer 1/18/10 Open 93,935.89 17,240.12 111,176.01 Low back microdiscectomy VESSW US SW Central Region 21410 Sedgwick 201003023680001 Michael Bleckler 3/23/10 8/5/11 Closed 110,334.00 0.00 110,334.00 fracture of left hip VESSW US SW Central Region 21410 Sedgwick 201005006960001 Rafael Owens 5/5/10 Open 47,923.45 62,198.47 110,121.92 lower back strain; R shoulder tear VESSW US SW Central Region 21425 Sedgwick 200908145110001 David Briese 8/24/09 Open 181,603.90 320,078.52 501,682.42 Left knee meniscal tear VESSW US SW Central Region 21425 Sedgwick 201002014160001 William Ladewig 2/5/10 Open 95,959.41 52,716.07 148,675.48 right knee/tear VESSW US SW East Region 21240 Sedgwick 200909090730001 Steven King 9/15/09 4/14/11 Closed 180,267.28 0.00 180,267.28 head concussion/loss of memory/left shoulder injury VESSW US SW East Region 21540 Sedgwick 201005024740001 Benson Herard 5/21/10 Open 116,267.35 1,405.18 117,672.53 Lumbar—Strain/Sprain WC 1,545,994.85 1,324,851.38 2,870,846.23 07/01/2009—06/30/2010 2,084,765.10 2,941,635.85 5,026,400.95

07/01/2010—06/30/2011 AL VESSW US SW East Region 21260 Sedgwick 201101022870002 Frederick Thomas St Mary Kenneth Stevens 1/25/11 Open 315,731.81 139,268.19 455,000.00 Broken leg injury VESSW US SW East Region 21495 Sedgwick 201102020970001 Michael Megois Randy Cromer 2/18/11 Open 5,239.71 319,760.29 325,000.00 broken wrist VESSW US SW East Region 21540 Sedgwick 201012023220002 Ada Flores Level Ovil 12/24/10 Open 104,877.45 15,122.55 120,000.00 Soft tissue rib VESSW US SW East Region 21540 Sedgwick 201012023220003 Eduardo Flores Level Ovil 12/24/10 Open 500,007.25 12.75 500,020.00 Veolia employee Level Ovil was traveling east on Melaleuca Lane driving a reside AL 925,856.22 474,163.78 1,400,020.00 GL VESSW US SW Central Region 21170 Sedgwick 201011007210002 Bonnie Mae Bergeron Don Hacken 11/8/10 Open 5,709.13 112,291.37 118,000.50 BI to tenant of building — taken by ambulance to ER— minor injuries—unknown VESSW US SW East Region 21070 Sedgwick 201101013970001 Jesus Acevedo 1/11/11 Open 4,158.05 213,841.95 218,000.00 Injury claim GL 9,867.18 326,133.32 336,000.50 WC VESSW US SW Central Region 21190 Sedgwick 201104004320001 Robert Frieders 3/1/11 Open 96,031.64 195,740.30 291,771.94 Cervical and trapezius strain/ HNP VESSW US SW Central Region 21190 Sedgwick 201104014810001 Jubentino Alfaro 4/22/11 Reopen 29,844.07 87,728.17 117,572.24 Right proximal biceps tendinopathy/Right shoulder bursitis VESSW US SW Central Region 21205 Sedgwick 201103012230001 Jeff Stang 3/11/11 Reopen 10,440.71 215,881.59 226,322.30 Driver reported numbness in his leg’s it would come go- -driver went to his docto VESSW US SW Central Region 21225 Sedgwick 201007018100001 Charles Maas 7/16/10 Open 97,290.14 274,166.98 371,457.12 Low back VESSW US SW Central Region 21230 Sedgwick 201008004340001 Timothy Grant 8/4/10 6/6/12 Closed 386,248.29 0.00 386,248.29 Left Shoulder VESSW US SW Central Region 21230 Sedgwick 201008030730001 Raymond Hood 8/27/10 Open 42,092.00 242,626.10 284,718.10 Left Shoulder rotator cuff tear and Left knee medial meniscus tear VESSW US SW Central Region 21230 Sedgwick 201101005620001 James Highland 1/6/11 Open 86,248.97 100,126.63 186,375.60 Left arm/shoulder VESSW US SW Central Region 21230 Sedgwick 201103019620001 Carlos Aramburo 3/21/11 Open 88,601.89 79,075.51 167,677.40 Right shoulder contusion, right upper back contusion VESSW US SW Central Region 21350 Sedgwick 201103012430001 Robert Ascher 3/7/11 Open 74,509.14 55,139.86 129,649.00 Right shoulder /surgery SLAP tear. / 2 surgeries VESSW US SW Central Region 21425 Sedgwick 201011008610001 Lemuel Gonzalez 11/9/10 Open 179,900.55 400,099.45 580,000.00 Crushing injury which led to fatality. VESSW US SW Central Region 21425 Sedgwick 201105001310001 William Ladewig 4/27/11 Open 91,983.83 107,577.80 199,561.63 left knee tear/surgery VESSW US SW East Region 21520 Sedgwick 201103010830001 Ronald Jackson 3/10/11 Open 51,613.17 100,406.83 152,020.00 Lumbar strain & RT shoulder rotator cuff tear WC 1,234,804.40 1,858,569.22 3,093,373.62 07/01/2010—06/30/2011 2,170,527.80 2,658,866.32 4,829,394.12 07/01/2011—06/30/2012 AL VESSW US SW Central Region 21230 Sedgwick 201107018060002 Delly Zaprudskaya Rupert Smith 7/27/11 Open 30,044.71 103,955.29 134,000.00 Pedestrian accident. VESSW US SW East Region 21535 Sedgwick 201107011040002 Edwin Brown Erick Holmes 7/15/11 Open 7.55 275,192.45 275,200.00 Bodily injury alleged. HA, neck, back, Shoulder, hip and leg all on the left sid VESSW US SW East Region 21625 Sedgwick 201109003360001 Veolia Technical Solutions Daniel Black 9/6/11 1/13/12 Closed 104,964.49 0.00 104,964.49 Facility wall damage. AL 135,016.75 379,147.74 514,164.49 WC VESSW US SW Central Region 21190 Sedgwick 201204004240001 Jeremy Cain 4/9/12 Open 6,442.84 155,992.91 162,435.75 Lumbar strain with left leg pain VESSW US SW Central Region 21230 Sedgwick 201112004250001 Daniel Vree 12/8/11 Open 60,509.67 84,750.15 145,259.82 Fractured left tibia/right above knee cap and contusions and bruises to both leg VESSW US SW Central Region 21300 Sedgwick 201108015840001 Richard Earnest 8/24/11 Open 68,258.76 178,797.56 247,056.32 Rt shoulder pain VESSW US SW Central Region 21310 Sedgwick 201108009040001 Joseph Mcmullen 8/12/11 Open 183,958.92 138,991.28 322,950.20 Pneumothorax (punctured lung); artery in abdomen rupture; multiple rib fractures VESSW US SW Central Region 21334 Sedgwick 201108015490001 Melissa Steffenhagen 8/23/11 Open 15,406.77 114,763.63 130,170.40 lumbar spine WC 334,576.96 673,295.53 1,007,872.49 07/01/2011—06/30/2012 469,593.71 1,052,443.27 1,522,036.98 Summary 9,403,162.82 7,848,137.09 17,251,299.91 Jun 14, 2012 —1— 2:48:54 PM Coverage : AL, GL, WC AND Date of Loss: Between Jul 1, 2008 12:00:00 AM and May 31, 2012 11:59:59 PM AND Business Unit: VESSW US Net Incurred: Greater than or equal to 100,000 Coverage : Ascending order ; Date of Loss: Ascending order

Solid Waste AL, GL, WC Claim List 7/1/09—5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss 07/01/2009—06/30/2010 AL AL—BI VESSW US SW Central Region 21170 Sedgwick 200912016740002 Michael Ferrian 12/15/09 1/21/11 Closed 1,000,000 7.25 0.00 7.25 head laceration with placement of staples—soreness AL—BI VESSW US SW Central Region 21170 Sedgwick 200912032070002 James Mckelvey 12/30/09 6/18/10 Closed 1,000,000 160.25 0.00 160.25 pain in leg—bumps and bruised AL—BI VESSW US SW Central Region 21170 Sedgwick 201003019930002 Shen Fei 3/22/10 10/19/10 Closed 1,000,000 7.25 0.00 7.25 Soft tissue, back. AL—BI VESSW US SW Central Region 21230 Sedgwick 201004011050002 Marc Weihofen 4/12/10 5/9/11 Closed 1,000,000 5,860.40 0.00 5,860.40 Injury—bruised, stiff, and banged up AL—BI VESSW US SW Central Region 21250 Sedgwick 201003024380002 Anissa Taylor 3/25/10 7/16/10 Closed 1,000,000 4,757.25 0.00 4,757.25 Soft tissue neck injury. AL—BI VESSW US SW Central Region 21250 Sedgwick 201003024380003 Patrice Smith 3/25/10 8/12/10 Closed 1,000,000 4,507.25 0.00 4,507.25 Soft tissue neck and back injury AL—BI VESSW US SW Central Region 21300 Sedgwick 201005013250001 Anna Bonilla 5/13/10 8/12/10 Closed 1,000,000 20.25 0.00 20.25 Soft tissue injury/soreness after accident. AL—BI VESSW US SW Central Region 21315 Sedgwick 200910074530002 Raul Barillas 10/14/09 12/16/10 Closed 1,000,000 1,187.50 0.00 1,187.50 Clmt hit head on window—complains of headaches, back pain, shoulder/arm pain. AL—BI VESSW US SW Central Region 21315 Sedgwick 201003001620002 Whitney Clark 3/2/10 9/1/10 Closed 1,000,000 2,280.00 0.00 2,280.00 Injury—head, neck, and right shoulder AL—BI VESSW US SW Central Region 21350 Sedgwick 200911040710002 Anita Mendoza De Cervera 11/20/09 6/14/10 Closed 1,000,000 14.50 0.00 14.50 Claimant went to hospital after accident. AL—BI VESSW US SW Central Region 21350 Sedgwick 200912004780002 Demitra Hahnfeld 12/2/09 Open 1,000,000 28,061.26 346,938.74 375,000.00 pain in knee, wrist, hand and left side of body AL—BI VESSW US SW Central Region 21350 Sedgwick 201003009260002 Melissa Noyes 3/9/10 8/5/10 Closed 1,000,000 14,007.25 0.00 14,007.25 Neck/back—whiplash. AL—BI VESSW US SW Central Region 21350 Sedgwick 201006017890003 Tommie Hardnett 6/1/10 4/13/12 Closed 1,000,000 14.80 0.00 14.80 Anticipated soft tissue injury AL—BI VESSW US SW Central Region 21350 Sedgwick 201006017890004 Michael Riccio 6/1/10 4/12/12 Closed 1,000,000 30,557.40 0.00 30,557.40 Soft tissue AL—BI VESSW US SW Central Region 21375 Sedgwick 200911041440002 Frances Bond 11/20/09 4/16/12 Closed 1,000,000 3,585.01 0.00 3,585.01 Strain to neck and shoulder AL—BI VESSW US SW Central Region 21380 Sedgwick 201005009670002 Brent Nesmeth 5/10/10 8/24/11 Closed 1,000,000 7.25 0.00 7.25 Our driver went through a yield sign and did not see a city of Oshkosh bus comin AL—BI VESSW US SW Central Region 21380 Sedgwick 201005009670003 Eli Kalman 5/10/10 11/22/11 Closed 1,000,000 14.80 0.00 14.80 Our driver went through a yield sign and did not see a city of Oshkosh bus comin AL—BI VESSW US SW Central Region 21380 Sedgwick B064615612000401 Laurel Stadtmueller 5/10/10 12/11/11 Closed 1,000,000 2,414.80 0.00 2,414.80 Various contusions and bruises. AL—BI VESSW US SW Central Region 21380 Sedgwick B064615612000501 Marcus Clark 5/10/10 11/23/11 Closed 1,000,000 10,004.80 0.00 10,004.80 Multiple contusions and bruises AL—BI VESSW US SW Central Region 21380 Sedgwick B064615612000601 Yasmine Decker-clark 5/10/10 12/11/11 Closed 1,000,000 1,964.80 0.00 1,964.80 Various contusions and bruises AL—BI VESSW US SW Central Region 21380 Sedgwick B064615612000701 Cody Higginbotham 5/10/10 Open 1,000,000 502.20 14,020.50 14,522.70 Various contusions and bruises AL—BI VESSW US SW Central Region 21390 Sedgwick 200912029260002 Nichole Smith 12/28/09 8/12/11 Closed 1,000,000 20,421.59 0.00 20,421.59 Broken rib, bruised tailbone. Other soft tissue (back, neck) strains. AL—BI VESSW US SW Central Region 21395 Sedgwick 201006002810003 Benjamin Marinelli 6/1/10 8/12/10 Closed 1,000,000 5,636.04 0.00 5,636.04 Soft tissue body. AL—BI VESSW US SW Central Region 21405 Sedgwick 200911031760001 Jacob Lacrosse 11/13/09 Open 1,000,000 30,154.27 1,269,845.73 1,300,000.00 5 year old boy sustained leg injury. AL—BI VESSW US SW Central Region 21410 Sedgwick 200912002010002 Ruthie Johnson 12/2/09 1/16/12 Closed 1,000,000 41,511.40 0.00 41,511.40 Claimant presenting injury—low back pain AL—BI VESSW US SW Central Region 21430 Sedgwick 201004006540002 Antoinette Fick 4/7/10 9/26/11 Closed 1,000,000 60,624.70 0.00 60,624.70 Complaints of soreness, headache, and neck pain AL—BI VESSW US SW Central Region 21430 Sedgwick 201004027740003 Jim Dickenson 4/28/10 11/29/10 Closed 1,000,000 142.25 0.00 142.25 R shoulder pain—previous injury to shoulder AL—BI VESSW US SW East Region 21260 Sedgwick 200912010490001 David Patnode 12/10/09 3/21/11 Closed 1,000,000 323,756.25 0.00 323,756.25 A homeless person was struck in an area where our truck had been. AL—BI VESSW US SW East Region 21290 Sedgwick 200910068730002 Emily Weber 10/13/09 9/1/10 Closed 1,000,000 8,526.85 0.00 8,526.85 Soft tissue sore neck and back. Claimant 8 months pregnant at time of accident. AL—BI VESSW US SW East Region 21290 Sedgwick 201005001540003 Mathew Hayden 5/3/10 7/24/11 Closed 1,000,000 877.12 0.00 877.12 Claimant driver Hayden died. Passenger Bainbridge had minor bumps and burises AL—BI VESSW US SW East Region 21365 Sedgwick 201005023730002 Gene Myers 5/21/10 1/28/11 Closed 1,000,000 6,016.25 0.00 6,016.25 Back soreness following loss. AL—BI VESSW US SW East Region 21445 Sedgwick 200912024030002 Hilda Castro 12/21/09 5/21/10 Closed 1,000,000 760.33 0.00 760.33 soft tissue injury to upper/lower arm/neck/head/hand AL—BI VESSW US SW East Region 21470 Sedgwick 200912014500002 Tammy Sheeley 12/14/09 8/12/10 Closed 1,000,000 60.92 0.00 60.92 Claimant 5 1/2 months pregnant at time of collision, back pain. AL—BI VESSW US SW East Region 21495 Sedgwick 201004023010002 Mary Chappell 4/23/10 12/9/10 Closed 1,000,000 13,757.25 0.00 13,757.25 Hairline tailbone fracture. Possible tear in right knee AL—BI VESSW US SW East Region 21495 Sedgwick 201004023010003 Elaine Maddera 4/23/10 1/17/11 Closed 1,000,000 13,764.50 0.00 13,764.50 Face lacerations and heavy bruising. AL—BI VESSW US SW East Region 21520 Sedgwick 200908054190002 Jayln Farley 8/10/09 5/19/10 Closed 1,000,000 3,103.21 0.00 3,103.21 soft tissue injury. AL—BI VESSW US SW East Region 21540 Sedgwick 201001020030002 Robert Anderson 1/20/10 1/18/11 Closed 1,000,000 26.75 0.00 26.75 Injury now being claimed—unknown at this time AL—BI VESSW US SW East Region 21555 Sedgwick 200907060530002 Chelsey Carlson 7/9/09 12/31/09 Closed 1,000,000 9,013.70 0.00 9,013.70 Possible broken arm, and cut above eye. Clmt was transported by ambulance. AL—BI VESSW US SW East Region 21560 Sedgwick 200907169640002 Jonathan Tindle 7/27/09 9/22/10 Closed 1,000,000 73,571.48 0.00 73,571.48 Complaints of bruised lung, ribs, whiplash, and back strain AL—BI VESSW US SW East Region 21560 Sedgwick 200907199440002 Nina Boockholdt 7/30/09 9/9/09 Closed 1,000,000 1,515.29 0.00 1,515.29 BI to the claimant’s left wrist, headaches, and black eye

Solid Waste AL, GL, WC Claim List 7/1/09 - 5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL - BI VESSW US SW East Region 21560 Sedgwick 200910004170001 Breenatrice Burks 10/1/09 8/18/10 Closed 1,000,000 4,574.16 0.00 4,574.16 Claimant has now claimed injury - exact injury has not been identified. AL - BI VESSW US SW East Region 21560 Sedgwick 201004020640002 Jamarr Willis 4/20/10 1/20/11 Closed 1,000,000 7.25 0.00 7.25 Neck Strain AL - BI VESSW US SW East Region 21560 Sedgwick 201006016540002 Susie Dyer 6/15/10 12/2/10 Closed 1,000,000 9,007.25 0.00 9,007.25 Neck and back soft tissue injury, aggravated pre-existing condition. AL - BI VESSW US SW East Region 21560 Sedgwick 201006016540003 Devon Roberts 6/15/10 11/2/10 Closed 1,000,000 7,507.25 0.00 7,507.25 whiplash and swollen right knee AL - BI VESSW US SW East Region 21575 Sedgwick 201006026600002 Gloria Ferrand 6/24/10 6/16/11 Closed 1,000,000 9,007.25 0.00 9,007.25 Soft tissue neck and back AL - BI VESSW US SW East Region 21575 Sedgwick 201006026600003 Hassan Barbour 6/24/10 2/3/11 Closed 1,000,000 5,007.25 0.00 5,007.25 Soft tissue neck and back. AL - BI VESSW US SW East Region 21575 Sedgwick B064621700000401 Tyquesha Belcher 6/24/10 11/29/10 Closed 1,000,000 5,000.00 0.00 5,000.00 soft tissue back. AL - BI VESSW US SW East Region 21575 Sedgwick B064621700000501 Hannah Barbour 6/24/10 2/3/11 Closed 1,000,000 5,000.00 0.00 5,000.00 Soft tissue back. AL - BI VESSW US SW East Region 21575 Sedgwick B064621700000601 Rodney Barbour 6/24/10 2/3/11 Closed 1,000,000 5,000.00 0.00 5,000.00 Soft tissue back. AL - BI VESSW US SW East Region 21575 Sedgwick B064621700000701 Tavyon Williams 6/24/10 2/22/11 Closed 1,000,000 5,000.00 0.00 5,000.00 Soft tissue back. AL - BI VESSW US SW East Region 21580 Sedgwick 200907154230001 Abel Amisial 7/24/09 11/2/10 Closed 1,000,000 26,387.05 0.00 26,387.05 Clmt fell off his bike and scratched his elbow/forearm. AL - BI VESSW US SW East Region 21585 Sedgwick 201001016030002 Charles Dickinson 1/18/10 8/3/10 Closed 1,000,000 7.25 0.00 7.25 Multiple complaints - neck, right shoulder, hip, and contact burns. AL - BI VESSW US SW East Region 21610 Sedgwick 201001022500002 Seandra Hollis 1/25/10 4/15/11 Closed 1,000,000 11,517.70 0.00 11,517.70 Neck, shoulder blade, back pain. Claimant went to ER on loss date. AL - BI VESSW US SW East Region 21610 Sedgwick 201001022500003 Qua’narious Walker 1/25/10 4/15/11 Closed 1,000,000 5,507.25 0.00 5,507.25 Nightmares and back pain. Claimant minor 3 yrs old. AL - BI VESSW US SW East Region 21625 Sedgwick 201005008770001 Randy Howard 5/10/10 4/1/11 Closed 1,000,000 156,798.47 0.00 156,798.47 Foot crush injury AL - PD VESSW US SW Central Region 21050 Sedgwick 200909141580001 Ryan Bates 9/24/09 12/28/09 Closed 1,000,000 617.00 0.00 617.00 Damage to Buick Park Avenue. Headlight, bumper, quarter panel. AL - PD VESSW US SW Central Region 21165 Sedgwick 200909001390001 Comcast Tv Cable 8/31/09 10/13/09 Closed 1,000,000 975.84 0.00 975.84 Damage to cable line - broke the line in two AL - PD VESSW US SW Central Region 21170 Sedgwick 200907053240001 Chammps Americana 7/8/09 10/6/09 Closed 1,000,000 7,537.72 0.00 7,537.72 Light pole was knocked over & broken. Damage to concrete base as well. AL - PD VESSW US SW Central Region 21170 Sedgwick 200909024710001 Scott Rue 9/4/09 9/28/09 Closed 1,000,000 2,592.50 0.00 2,592.50 1989 Chevrolet Capris Station Wagon - damage to d/s quarter panel/bumper/headligh AL - PD VESSW US SW Central Region 21170 Sedgwick 200909055440001 City Of Hudson 9/7/09 11/13/09 Closed 1,000,000 3,068.76 0.00 3,068.76 Damage to light pole. Needs replacing. AL - PD VESSW US SW Central Region 21170 Sedgwick 200910007030001 Melissa Frette 10/1/09 10/30/09 Closed 1,000,000 1,342.50 0.00 1,342.50 Front end damage to 1996 Ford Probe - possible total loss. AL - PD VESSW US SW Central Region 21170 Sedgwick 200910008210001 Gary Elert 10/1/09 10/19/09 Closed 1,000,000 1,391.34 0.00 1,391.34 Mini Cooper passenger side hood damage, 2 dents. AL - PD VESSW US SW Central Region 21170 Sedgwick 200910042920001 Jennifer Mulvihill 10/7/09 1/8/10 Closed 1,000,000 19.50 0.00 19.50 Ford aerostar Van rear bumper and side scrape and dents. AL - PD VESSW US SW Central Region 21170 Sedgwick 200910044520001 Steve Niren 10/7/09 6/7/10 Closed 1,000,000 8,449.60 0.00 8,449.60 Rusty water stained several sections of the claimant’s brand-new driveway. AL - PD VESSW US SW Central Region 21170 Sedgwick 200910073880001 Connie Hoye 10/14/09 11/5/09 Closed 1,000,000 1,200.00 0.00 1,200.00 Cracked concrete slab/parking area at claimant’s residence. AL - PD VESSW US SW Central Region 21170 Sedgwick 200910096090001 Rae Ann Ospina 10/16/09 6/11/10 Closed 1,000,000 0.00 0.00 0.00 Damage to claimant’s 2007 Milan - right rear qtr panel, bumper, trunk, door. AL - PD VESSW US SW Central Region 21170 Sedgwick 200911048100001 Jaipal Suhkrem 11/28/09 12/10/09 Closed 1,000,000 2,048.71 0.00 2,048.71 Damage to hood & grille on clmt’s 2000 Chevy cargo van AL - PD VESSW US SW Central Region 21170 Sedgwick 200912016740003 Michael Ferrian 12/15/09 1/21/11 Closed 1,000,000 0.00 0.00 0.00 1996 Chevrolet Cavalier - damage to left front, hood, left suspension, left door AL - PD VESSW US SW Central Region 21170 Sedgwick 200912032070001 James Mckelvey 12/30/09 1/20/10 Closed 1,000,000 1,587.50 0.00 1,587.50 1986 Cadillac Cimmeron - damage to front grill,bumper, left front fender, clip AL - PD VESSW US SW Central Region 21170 Sedgwick 201001003950001 Olga Hernandez 1/5/10 1/20/10 Closed 1,000,000 745.08 0.00 745.08 2001 Ford F250 Pick-up: Damage to the right rear quarter panel and rear bumper AL - PD VESSW US SW Central Region 21170 Sedgwick 201001009450001 Michelle Schneider 1/8/10 6/18/10 Closed 1,000,000 1,625.00 0.00 1,625.00 Damage to 1992 Acura Legend. Damages to rear bumper. AL - PD VESSW US SW Central Region 21170 Sedgwick 201001012200001 A To Z Restoration &remodeling 1/11/10 2/22/10 Closed 1,000,000 229.00 0.00 229.00 Damage to garage door. Bottom section of grage door bent. AL - PD VESSW US SW Central Region 21170 Sedgwick 201002001190001 Nash Finch 1/28/10 4/13/10 Closed 1,000,000 133.83 0.00 133.83 Damage to chute of compactor and side of building. AL - PD VESSW US SW Central Region 21170 Sedgwick 201002010010001 Shanghai Bistro 2/8/10 3/24/10 Closed 1,000,000 2,585.00 0.00 2,585.00 Damage to light pole. AL - PD VESSW US SW Central Region 21170 Sedgwick 201002017490001 Greg Dimartino 2/15/10 5/19/10 Closed 1,000,000 0.00 0.00 0.00 Garage siding damage.

Solid Waste AL, GL, WC Claim List 7/1/09 - 5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL - PD VESSW US SW Central Region 21170 Sedgwick 201002018870001 James J Hill House 2/16/10 3/17/10 Closed 1,000,000 550.00 0.00 550.00 Damage to claimant’s rod iron fence. Fence is bent. AL - PD VESSW US SW Central Region 21170 Sedgwick 201002021000001 Minneapolis Pha 2/19/10 7/7/10 Closed 1,000,000 0.00 0.00 0.00 Damage to 2 poles (bent). AL - PD VESSW US SW Central Region 21170 Sedgwick 201002023500001 Curt Wolf 2/22/10 3/16/10 Closed 1,000,000 850.33 0.00 850.33 2001 Chevrolet Trailblazer Pick-up AL - PD VESSW US SW Central Region 21170 Sedgwick 201003019930001 George Kimball 3/22/10 5/24/10 Closed 1,000,000 6,056.76 0.00 6,056.76 2006 Sonata rear end damage. AL - PD VESSW US SW Central Region 21170 Sedgwick 201004004750001 Todd Yang 4/2/10 4/13/10 Closed 1,000,000 56.66 0.00 56.66 Damage to claimant mailbox. Needs replacing. AL - PD VESSW US SW Central Region 21170 Sedgwick 201004004750002 Kingwood Management 4/2/10 4/26/10 Closed 1,000,000 127.74 0.00 127.74 Damage to mailbox. Will need replacing. AL - PD VESSW US SW Central Region 21170 Sedgwick 201004023470001 Skb Environmental 4/21/10 6/16/10 Closed 1,000,000 0.00 0.00 0.00 45 feet of siding - dented. AL - PD VESSW US SW Central Region 21170 Sedgwick 201004025680001 Bibelot Shop 4/27/10 5/4/10 Closed 1,000,000 825.00 0.00 825.00 Cracked/broken brick enclosure wall. AL - PD VESSW US SW Central Region 21170 Sedgwick 201004028200001 Twin Cities Siding Professionals 4/28/10 5/3/10 Closed 1,000,000 537.06 0.00 537.06 Damaged scaffolding. $525 AL - PD VESSW US SW Central Region 21170 Sedgwick 201006028230001 Mcdonald’s Restaurant 6/19/10 8/30/10 Closed 1,000,000 275.00 0.00 275.00 Cracked/damaged enclosure wall. AL - PD VESSW US SW Central Region 21190 Sedgwick 200908066710001 Mary Dement 8/11/09 1/13/10 Closed 1,000,000 13.45 0.00 13.45 Claimant alleges damages to left side bumper of new Cadillac. AL - PD VESSW US SW Central Region 21190 Sedgwick 200910025350001 Ruth Blair 10/5/09 11/6/09 Closed 1,000,000 3,281.77 0.00 3,281.77 Damage to left front fender and bumper of Ford Ranger. AL - PD VESSW US SW Central Region 21190 Sedgwick 200910075260001 Brian Hemphill 10/14/09 11/2/09 Closed 1,000,000 3,375.26 0.00 3,375.26 Damage to rear p/s door, tire, wheel area (2007 Chrysler 300M) AL - PD VESSW US SW Central Region 21190 Sedgwick 200910119210001 Kenneth Windisch 10/22/09 12/3/09 Closed 1,000,000 7,876.74 0.00 7,876.74 2009 Hyundai Sonata sedan rear end damage. Car is drivable. AL - PD VESSW US SW Central Region 21190 Sedgwick 200910119210002 Illinois Departmentof 10/22/09 12/1/09 Closed 1,000,000 1,386.79 0.00 1,386.79 Intersection stop and go light knocked down. AL - PD VESSW US SW Central Region 21190 Sedgwick 200911028180001 Steven French 11/13/09 12/14/09 Closed 1,000,000 5,061.54 0.00 5,061.54 Damage to 2008 Lincoln MKX. Front right bumper damage. AL - PD VESSW US SW Central Region 21190 Sedgwick 201001005710001 Phoenix Paper Company 1/7/10 3/25/10 Closed 1,000,000 1,556.00 0.00 1,556.00 Damage to overhead door and surrounding trim. AL - PD VESSW US SW Central Region 21190 Sedgwick 201001005780001 Harris N. A. 1/7/10 1/26/10 Closed 1,000,000 1,590.00 0.00 1,590.00 Corner of overhang (over the ATM) is bent/dented. AL - PD VESSW US SW Central Region 21190 Sedgwick 201001028010001 Citi Cargo 1/26/10 2/12/10 Closed 1,000,000 1,205.49 0.00 1,205.49 Damage to claimant 53’ Semi Trailer. Ripped Metal in front right corner. AL - PD VESSW US SW Central Region 21190 Sedgwick 201002006430001 Q Center 2/4/10 3/26/10 Closed 1,000,000 1,948.00 0.00 1,948.00 Damage to the door rail and the garage door itself. AL - PD VESSW US SW Central Region 21190 Sedgwick 201002008260001 Rhonda Straube 2/6/10 4/29/10 Closed 1,000,000 2,164.33 0.00 2,164.33 Damaged ramp on the claimant’s delivery truck. AL - PD VESSW US SW Central Region 21190 Sedgwick 201003022070001 Cywinski Chicago Donuts, Llc 12/7/09 4/14/10 Closed 1,000,000 710.29 0.00 710.29 Corral and Gate Damage - gate bent and broken enclosure - damage to cinder block AL - PD VESSW US SW Central Region 21190 Sedgwick 201006005500001 Robin Lindbloom 12/8/09 8/12/10 Closed 1,000,000 850.00 0.00 850.00 Drive way cracked and lawn damaged. AL - PD VESSW US SW Central Region 21190 Sedgwick 201006019200001 Outside Plant Damagerecovery 7/21/09 9/17/10 Closed 1,000,000 1,383.85 0.00 1,383.85 Overhead wire was pulled down & needed repair. AL - PD VESSW US SW Central Region 21190 Sedgwick 201006019330001 City Of Batavia 6/18/10 11/15/10 Closed 1,000,000 9,253.82 0.00 9,253.82 Power pole broken and wires damaged. AL - PD VESSW US SW Central Region 21190 Sedgwick 201006023340001 Gartner Hyundai 6/23/10 8/3/10 Closed 1,000,000 4,773.98 0.00 4,773.98 Driver backed into a parking lot light pole after servicing the commercial conta AL - PD VESSW US SW Central Region 21190 Sedgwick 201006029450001 Francis Biersborn 6/28/10 2/25/11 Closed 1,000,000 16.45 0.00 16.45 Dented and scratched right door, fender and damaged bumper AL - PD VESSW US SW Central Region 21200 Sedgwick 201005013340001 Steve Dodge 5/13/10 8/9/10 Closed 1,000,000 0.00 0.00 0.00 Minor siding damage to house & power wires need to be re-connected. AL - PD VESSW US SW Central Region 21200 Sedgwick 201005013340002 City Of Albany 5/13/10 5/20/10 Closed 1,000,000 1,101.80 0.00 1,101.80 Utility pole was struck, pulling down attached wires. AL - PD VESSW US SW Central Region 21205 Sedgwick 200909160520001 Ryan Krocak 9/29/09 11/30/09 Closed 1,000,000 8,814.95 0.00 8,814.95 Damage to claimant vehicle’s hood, grille, p/s quarter panel (2003 Trailblazer) AL - PD VESSW US SW Central Region 21215 Sedgwick 200912016910001 United Parcel Service 12/16/09 1/19/10 Closed 1,000,000 747.81 0.00 747.81 Damage to UPS truck. 1996 International Van. Front driver’s side body damage. AL - PD VESSW US SW Central Region 21215 Sedgwick 201003005090001 Graywood Foundation 3/4/10 4/20/10 Closed 1,000,000 2,593.43 0.00 2,593.43 2001 Dodge Durango - dented d/s rear qtr panel and door areas. AL - PD VESSW US SW Central Region 21225 Sedgwick 200908008890001 Chris Rzeptka 7/31/09 9/3/09 Closed 1,000,000 1,107.85 0.00 1,107.85 2008 Nissan Altima - Damage to oil pan. AL - PD VESSW US SW Central Region 21225 Sedgwick 200908137880001 Axis Global 8/21/09 10/9/09 Closed 1,000,000 550.00 0.00 550.00 Overhead garage door was damaged & will need to be replaced. AL - PD VESSW US SW Central Region 21225 Sedgwick 200908144400001 Mark Skipper 8/24/09 10/5/09 Closed 1,000,000 3,260.29 0.00 3,260.29 Damage to 2007 Buick Lacrosse - trunk lid and rear bumper. AL - PD VESSW US SW Central Region 21225 Sedgwick 200909022490001 Silvia Vargas 9/3/09 10/13/09 Closed 1,000,000 1,777.87 0.00 1,777.87 A car entered the parking lot as the Veolia driver was about to leave the stop.

Solid Waste AL, GL, WC Claim List 7/1/09 - 5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL - PD VESSW US SW Central Region 21225 Sedgwick 200909047780001 Tb & Z Reality Management 9/8/09 10/9/09 Closed 1,000,000 2,999.55 0.00 2,999.55 Damaged to cement pole - broken off AL - PD VESSW US SW Central Region 21225 Sedgwick 200909113960001 Lincoln Meadows Apartments 9/19/09 10/8/09 Closed 1,000,000 2,080.00 0.00 2,080.00 Damage to garbage coral and fence. AL - PD VESSW US SW Central Region 21225 Sedgwick 200909132430001 Katherine Diaz 9/21/09 11/30/09 Closed 1,000,000 0.00 0.00 0.00 2002 Pontiac Grand Prix - damage to front bumper and passenger side of vehicle AL - PD VESSW US SW Central Region 21225 Sedgwick 200910025360001 Annette Garcia 10/5/09 10/29/09 Closed 1,000,000 4,426.35 0.00 4,426.35 1998 Nissan Altima - damage to d/s door, fender and bumper areas. AL - PD VESSW US SW Central Region 21225 Sedgwick 200910084770001 Patricia Magliano 10/15/09 12/21/09 Closed 1,000,000 13.45 0.00 13.45 1999 Chevy Venture Van. Passenger side puncutre. AL - PD VESSW US SW Central Region 21225 Sedgwick 200910117720001 United Electronics 10/21/09 4/5/10 Closed 1,000,000 0.00 0.00 0.00 Overhead industrial garage door bottom damage. AL - PD VESSW US SW Central Region 21225 Sedgwick 200911005830001 Phoenix Owens 11/3/09 2/8/10 Closed 1,000,000 5,597.50 0.00 5,597.50 Damage to 2003 Grand AM - d/s fender & bumper, p/s front tire & rim. AL - PD VESSW US SW Central Region 21225 Sedgwick 200911018070001 Lipari Foods 11/3/09 11/30/09 Closed 1,000,000 18.45 0.00 18.45 Mirror /asing is cracked on clmt’s truck. AL - PD VESSW US SW Central Region 21225 Sedgwick 200911018950001 Michael Mitchell 11/5/09 11/17/09 Closed 1,000,000 603.13 0.00 603.13 Dented roof/hood on 1993 Ford Tempo AL - PD VESSW US SW Central Region 21225 Sedgwick 200911024090001 John Baio 11/10/09 1/6/10 Closed 1,000,000 7,043.05 0.00 7,043.05 Damage to clmt’s side mirror, bumper and hood. AL - PD VESSW US SW Central Region 21225 Sedgwick 200912009090001 Tony Koam Taxi 12/8/09 3/1/10 Closed 1,000,000 1,008.45 0.00 1,008.45 Damage to claimant 05’ Crown Vic - cracked front bumper. AL - PD VESSW US SW Central Region 21225 Sedgwick 200912015370001 Pac Suburban Bus Division 12/14/09 8/3/10 Closed 1,000,000 8.45 0.00 8.45 Damage to 2001 Orion VI Bus - front drivers side. AL - PD VESSW US SW Central Region 21225 Sedgwick 201002004700001 Pilgrim Management Company 2/3/10 2/22/10 Closed 1,000,000 525.00 0.00 525.00 Damage to parking garage - fascia, ceiling tile & tracking. AL - PD VESSW US SW Central Region 21225 Sedgwick 201003000140001 Carol Mcnicholas 2/26/10 5/3/10 Closed 1,000,000 0.00 0.00 0.00 Ford van - d/s mirror was knocked off. AL - PD VESSW US SW Central Region 21225 Sedgwick 201003009230001 B&m Auto 3/9/10 6/18/10 Closed 1,000,000 2,600.00 0.00 2,600.00 Damage to beam which the entrance gate hangs from. AL - PD VESSW US SW Central Region 21225 Sedgwick 201004008820001 Com Ed 4/7/10 5/17/11 Closed 1,000,000 0.00 0.00 0.00 Broke Utility pole and guide wire AL - PD VESSW US SW Central Region 21225 Sedgwick 201004008820002 Comcast 4/7/10 5/17/11 Closed 1,000,000 0.00 0.00 0.00 Cable line - pulled to ground and needing repair AL - PD VESSW US SW Central Region 21225 Sedgwick 201004008820003 At & T 4/7/10 8/2/10 Closed 1,000,000 3,888.17 0.00 3,888.17 Snagged Aerial Cable owned by AT & T AL - PD VESSW US SW Central Region 21225 Sedgwick 201004015400001 Julia Arriaga 4/15/10 10/11/10 Closed 1,000,000 16.00 0.00 16.00 1992 Honda Accord - total loss AL - PD VESSW US SW Central Region 21225 Sedgwick 201004024450001 Darien Public Schooldistrict 61 4/23/10 5/24/10 Closed 1,000,000 8,692.00 0.00 8,692.00 Damage to brick and block garbage enclosure AL - PD VESSW US SW Central Region 21225 Sedgwick 201005019940001 Helen Street Condo Association 5/13/10 11/15/10 Closed 1,000,000 300.00 0.00 300.00 Damage/stains to asphalt/black top parking lot AL - PD VESSW US SW Central Region 21225 Sedgwick 201005025380001 Roberto Garcia 5/25/10 7/6/10 Closed 1,000,000 1,922.80 0.00 1,922.80 Driver side rear door dented. AL - PD VESSW US SW Central Region 21225 Sedgwick 201006001830001 Plymouth Place 6/1/10 7/16/10 Closed 1,000,000 1,430.00 0.00 1,430.00 Chipped/scratched concrete pole. AL - PD VESSW US SW Central Region 21225 Sedgwick 201006003610001 Violgta Portillo 6/3/10 7/9/10 Closed 1,000,000 12.45 0.00 12.45 Damages to the driver’s side front bumper and quarter panel. AL - PD VESSW US SW Central Region 21225 Sedgwick 201006006920001 Chris Cullen 6/4/10 6/14/10 Closed 1,000,000 452.64 0.00 452.64 Damages to the ladder rack on the van, probably to the ladder and the top of veh AL - PD VESSW US SW Central Region 21225 Sedgwick 201006013410001 Uncle Julio’s Corporation 6/11/10 12/9/10 Closed 1,000,000 13,671.77 0.00 13,671.77 brick on the wall was broken, along with some Spanish tile. AL - PD VESSW US SW Central Region 21225 Sedgwick 201006029430001 Don Kim 11/23/09 11/1/10 Closed 1,000,000 0.00 0.00 0.00 2002 Toyota Sienna - damages to the hood and the windshield. AL - PD VESSW US SW Central Region 21230 Sedgwick 200907053260001 Lino Mateos 7/8/09 9/18/09 Closed 1,000,000 30.00 0.00 30.00 Oil sprayed on claimant’s Mazda Protege. AL - PD VESSW US SW Central Region 21230 Sedgwick 200907172450001 City Of Highland Park 7/27/09 8/27/09 Closed 1,000,000 0.00 0.00 0.00 Damage to fire hydrant. Will need repairing/replacing. AL - PD VESSW US SW Central Region 21230 Sedgwick 200908037820001 Zoya Davidkova 8/6/09 8/12/09 Closed 1,000,000 60.00 0.00 60.00 Hydraulic Oil Sprayed all over claimant’s Toyota Corolla. AL - PD VESSW US SW Central Region 21230 Sedgwick 200908062590001 Christian Weber 8/11/09 8/4/10 Closed 1,000,000 13.45 0.00 13.45 1998 Ford Winstar Van - damage to driver side door AL - PD VESSW US SW Central Region 21230 Sedgwick 200908074740001 City Of Wilmette 8/13/09 12/29/09 Closed 1,000,000 2,809.92 0.00 2,809.92 Damge to concrete light pole. Base is cracked. AL - PD VESSW US SW Central Region 21230 Sedgwick 200909079730001 Jeff Gorr 9/14/09 10/9/09 Closed 1,000,000 6,910.76 0.00 6,910.76 Hydraulic oil sprayed on the claimant’s garage roof, siding, fence and shed. AL - PD VESSW US SW Central Region 21230 Sedgwick 200910102580001 Old Orchard Urban Ltd Partership 10/19/09 11/30/09 Closed 1,000,000 0.00 0.00 0.00 Damage to the overhead sprinkler system. AL - PD VESSW US SW Central Region 21230 Sedgwick 200911003100001 Fresh Market 10/29/09 11/18/09 Closed 1,000,000 0.00 0.00 0.00 Damage to shoot by the compactor. AL - PD VESSW US SW Central Region 21230 Sedgwick 200911005720001 Jeff Kozin 11/2/09 11/17/09 Closed 1,000,000 557.08 0.00 557.08 Small Dent in hood and scratch on grill of Ford Explorer. AL - PD VESSW US SW Central Region 21230 Sedgwick 200912006780001 Village Green Center 12/7/09 1/13/10 Closed 1,000,000 1,495.78 0.00 1,495.78 Damage to iron gate and combination lock on garbage corral. AL - PD VESSW US SW Central Region 21230 Sedgwick 200912010140001 Lenny Hoffman Excavating 12/2/09 4/8/10 Closed 1,000,000 0.00 0.00 0.00 2002 Mack Dump Truck. Dented left mirror and dented left tarp arm.

Solid Waste AL, GL, WC Claim List 7/1/09 - 5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL - PD VESSW US SW Central Region 21230 Sedgwick 201001010470002 Gregory Lindenberg 1/11/10 8/2/10 Closed 1,000,000 22.75 0.00 22.75 Front bumper/hood damage on clmt’s Hyundai AL - PD VESSW US SW Central Region 21230 Sedgwick 201001017210001 Metropolitan Water Reclamation 1/18/10 3/5/10 Closed 1,000,000 1,855.50 0.00 1,855.50 Plastic shed was knocked to the ground and damaged. District AL - PD VESSW US SW Central Region 21230 Sedgwick 201002014390001 Horner Concrete Construction 2/12/10 4/14/10 Closed 1,000,000 15.45 0.00 15.45 F250 Ford (2008) Pick-up Truck - damage to passenger side door - dent AL - PD VESSW US SW Central Region 21230 Sedgwick 201003000510001 The Cloister Condo Associatio 2/27/10 3/26/10 Closed 1,000,000 1,345.00 0.00 1,345.00 Damage to ceiling of overhang - dented to ceiling AL - PD VESSW US SW Central Region 21230 Sedgwick 201003010910001 Barbara Taylor 3/10/10 4/19/10 Closed 1,000,000 1,098.50 0.00 1,098.50 2003 Rav4 - dented/scuffed rear p/s bumper and fender areas. Vehicle shakes. AL - PD VESSW US SW Central Region 21230 Sedgwick 201003010960001 City Of Highwood 3/10/10 3/19/10 Closed 1,000,000 0.00 0.00 0.00 Utility pole was damaged (chipped wood) AL - PD VESSW US SW Central Region 21230 Sedgwick 201004011050001 Marc Weihofen 4/12/10 12/21/10 Closed 1,000,000 4,727.25 0.00 4,727.25 1993 Chevy Camaro - Entire Rear End, lights, fender, hatchback AL - PD VESSW US SW Central Region 21230 Sedgwick 201004011050003 Greg Longfield 4/12/10 5/17/10 Closed 1,000,000 1,877.25 0.00 1,877.25 2001 Honda Pilot - damage to rear bumper AL - PD VESSW US SW Central Region 21230 Sedgwick 201005023370001 Delores Martiny 5/21/10 6/22/10 Closed 1,000,000 0.00 0.00 0.00 2001 Toyota Corolla - multiple exterior damage to rear passenger side of vehicle AL - PD VESSW US SW Central Region 21235 Sedgwick 200907181030001 Roberto Villa 7/28/09 10/27/09 Closed 1,000,000 0.00 0.00 0.00 Damage to claimant vehicle. Trunk lid damaged. AL - PD VESSW US SW Central Region 21235 Sedgwick 200908038250001 Bay Lakes Builders 8/5/09 9/9/09 Closed 1,000,000 1,008.00 0.00 1,008.00 Damage to concrete driveway. Edge damaged, needs replacing. AL - PD VESSW US SW Central Region 21235 Sedgwick 200908144580001 Chad Miller 8/24/09 9/8/09 Closed 1,000,000 500.00 0.00 500.00 Cracked quarter panel and rear step on claimant’s pick up truck. AL - PD VESSW US SW Central Region 21235 Sedgwick 200909000950001 Toonen Rental Properties 8/31/09 9/3/09 Closed 1,000,000 1,800.00 0.00 1,800.00 Garage overhang front fascia and gutter at the corner. AL - PD VESSW US SW Central Region 21235 Sedgwick 200910097690001 Jerome And Susan Laabs 10/16/09 11/3/09 Closed 1,000,000 1,185.45 0.00 1,185.45 2000 Mercury Sable - damage to hood and roof AL - PD VESSW US SW Central Region 21235 Sedgwick 200910105670001 Intercon Company 10/20/09 11/5/09 Closed 1,000,000 6,527.86 0.00 6,527.86 2000 GMC dump truck front end damage AL - PD VESSW US SW Central Region 21235 Sedgwick 200912023710001 Gannett Company 12/22/09 2/4/10 Closed 1,000,000 3,332.00 0.00 3,332.00 Damage to light pole. One light broken and bent pole. AL - PD VESSW US SW Central Region 21235 Sedgwick 201004012540001 At&t 4/13/10 4/26/10 Closed 1,000,000 558.30 0.00 558.30 Pulled down/broke overhead phone wires. AL - PD VESSW US SW Central Region 21235 Sedgwick 201004012540002 Dong Po Restaurant 4/13/10 4/21/10 Closed 1,000,000 355.99 0.00 355.99 Loss of business - phone lines were down for several hours at restaurant. AL - PD VESSW US SW Central Region 21245 Sedgwick 201004030430001 Jeff Simmons 4/23/10 10/21/10 Closed 1,000,000 0.00 0.00 0.00 2008 Ford Taurus chip windshield, hood scratches AL - PD VESSW US SW Central Region 21250 Sedgwick 200908073910001 Swartz Properties 7/27/09 9/3/09 Closed 1,000,000 135.00 0.00 135.00 Damage to corral. Side of wooden fence broken. AL - PD VESSW US SW Central Region 21250 Sedgwick 200909105200001 City Of Decatur 9/17/09 10/2/09 Closed 1,000,000 488.46 0.00 488.46 Cracked/damaged manhole cover and catch basin. AL - PD VESSW US SW Central Region 21250 Sedgwick 200909119310001 Sally Eckart 9/21/09 11/30/09 Closed 1,000,000 0.00 0.00 0.00 Damage to barn window. AL - PD VESSW US SW Central Region 21250 Sedgwick 200910145910001 Dan Fossier 10/27/09 11/11/09 Closed 1,000,000 1,746.04 0.00 1,746.04 Dented & scratched d/s rear quarter panel on 1996 Toyota Avalon. AL - PD VESSW US SW Central Region 21250 Sedgwick 200911004780001 David Cox 10/30/09 7/1/10 Closed 1,000,000 665.00 0.00 665.00 Sections of fence are broken, and there are ruts in the lawn. AL - PD VESSW US SW Central Region 21250 Sedgwick 200911017890001 Gaylon Clark 10/30/09 4/7/10 Closed 1,000,000 100.00 0.00 100.00 Damage to claimant’s front lawn. Ruts caused and two boulders pushed over. AL - PD VESSW US SW Central Region 21250 Sedgwick 200911040730001 Patricia Clary 11/19/09 1/20/10 Closed 1,000,000 4,210.09 0.00 4,210.09 Dents to 2006 Lincoln - p/s rear door, bumper and fender. AL - PD VESSW US SW Central Region 21250 Sedgwick 200911044370001 Holy Family Church 10/1/09 12/16/09 Closed 1,000,000 1,252.00 0.00 1,252.00 Damage to building. Fascia and Corral damaged. AL - PD VESSW US SW Central Region 21250 Sedgwick 200912024530001 Shorecliff 11/13/09 3/15/10 Closed 1,000,000 1,344.00 0.00 1,344.00 Damage to garage overhang. Facia and roof dented. AL - PD VESSW US SW Central Region 21250 Sedgwick 200912029570001 Archer Daniels Midland Company 12/24/09 1/11/10 Closed 1,000,000 3,221.94 0.00 3,221.94 Damage to power pole, power lines, siding on building. AL - PD VESSW US SW Central Region 21250 Sedgwick 200912032650001 Paul Randolph 12/29/09 4/1/10 Closed 1,000,000 50.00 0.00 50.00 Damage to claimant’s front lawn. Tire rut in lawn. AL - PD VESSW US SW Central Region 21250 Sedgwick 201001000540001 Jeff Ryan 12/30/09 4/14/10 Closed 1,000,000 450.00 0.00 450.00 Ruts in lawn. AL - PD VESSW US SW Central Region 21250 Sedgwick 201001002450001 David Tarrants 1/4/10 1/20/10 Closed 1,000,000 547.54 0.00 547.54 Commercial FEL hit overhead wires while dumping container AL - PD VESSW US SW Central Region 21250 Sedgwick 201001027960001 Refreshment Services 1/28/10 3/3/10 Closed 1,000,000 1,350.21 0.00 1,350.21 Scratches/scrapes down d/s side panels on claimant’s cargo van. AL - PD VESSW US SW Central Region 21250 Sedgwick 201002027080001 Kimberly Fluker 2/26/10 3/15/10 Closed 1,000,000 1,374.40 0.00 1,374.40 1987 Dodge Dakota- dented fender and bumper AL - PD VESSW US SW Central Region 21250 Sedgwick 201003024380001 Anissa Taylor 3/25/10 7/16/10 Closed 1,000,000 1,715.45 0.00 1,715.45 1999 Chrysler Sebring. Hood & left front quarter panel AL - PD VESSW US SW Central Region 21250 Sedgwick 201004016360001 John Hawkin 4/15/10 4/29/10 Closed 1,000,000 975.00 0.00 975.00 Damage to iron angle-protector and bricks.

Solid Waste AL, GL, WC Claim List 7/1/09 - 5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL - PD VESSW US SW Central Region 21250 Sedgwick 201005016270001 Tamara Hire 5/14/10 6/3/10 Closed 1,000,000 515.45 0.00 515.45 1998 Pontiac Grand Prix - dented right rear fender and taillight AL - PD VESSW US SW Central Region 21250 Sedgwick 201006008910001 Hartland Food Corp 10/1/09 7/14/10 Closed 1,000,000 1,400.00 0.00 1,400.00 Damages to the corral gates. AL - PD VESSW US SW Central Region 21250 Sedgwick 201011013960001 Greg Allen 7/24/09 1/14/11 Closed 1,000,000 1,350.00 0.00 1,350.00 Driveway damage AL - PD VESSW US SW Central Region 21250 Sedgwick B064618408000101 Robert Martindale 6/1/10 8/2/10 Closed 1,000,000 2,750.74 0.00 2,750.74 Damaged frame of garage door. AL - PD VESSW US SW Central Region 21280 Sedgwick 200908037380001 Truman Tollefson 8/6/09 2/26/10 Closed 1,000,000 0.00 0.00 0.00 1995 Dodge Neon - extensive damage to passenger side of vehicle - total AL - PD VESSW US SW Central Region 21280 Sedgwick 200909081640001 Draganetti’s Ristorante 9/15/09 3/26/10 Closed 1,000,000 670.00 0.00 670.00 Damage to siding on claimant building. AL - PD VESSW US SW Central Region 21280 Sedgwick 200909120420001 Erdman Carpet Care 9/21/09 9/30/09 Closed 1,000,000 96.48 0.00 96.48 Hose was crushed/punctured under the weight of the Veolia truck. AL - PD VESSW US SW Central Region 21280 Sedgwick 201002018230001 State Of Wisconsin 2/16/10 2/22/10 Closed 1,000,000 0.00 0.00 0.00 Gouges to concrete beam on underside of bridge. AL - PD VESSW US SW Central Region 21285 Sedgwick 201001016650001 Adt Security Services Inc. 11/24/09 2/1/10 Closed 1,000,000 1,734.77 0.00 1,734.77 Damage to 2004 Ford Astro Van. Driver Side Quarter Panel. AL - PD VESSW US SW Central Region 21300 Sedgwick 200909020080001 Brooke Unrau 9/1/09 9/29/09 Closed 1,000,000 632.75 0.00 632.75 Damage to back bumper. Scratch. AL - PD VESSW US SW Central Region 21300 Sedgwick 200910136160001 East Troy Electric Railroad 7/20/09 2/18/10 Closed 1,000,000 5,500.00 0.00 5,500.00 Overhead railroad cables were taken down AL - PD VESSW US SW Central Region 21300 Sedgwick 200911033550001 Bruce Coursen 11/10/09 12/21/09 Closed 1,000,000 1,563.56 0.00 1,563.56 Damage to Hood and drivers side of 2000 Monte Carlo. AL - PD VESSW US SW Central Region 21300 Sedgwick 200912015980001 Javier Vasquez 12/4/09 1/20/10 Closed 1,000,000 1,624.49 0.00 1,624.49 Damage to 2000 Pontiac Montana. D/S behind driver’s door - sliding door. AL - PD VESSW US SW Central Region 21300 Sedgwick 201002003710001 Daun Fugak 2/2/10 2/24/10 Closed 1,000,000 1,036.64 0.00 1,036.64 Damage to 2000 Chevy Silverado. Left rear corner side of truck. AL - PD VESSW US SW Central Region 21300 Sedgwick 201003024930001 Alliant Energy 3/26/10 6/14/10 Closed 1,000,000 569.70 0.00 569.70 Damage to fiberglass light pole. AL - PD VESSW US SW Central Region 21300 Sedgwick 201005013250002 Antonia Gutierrez 5/13/10 8/12/10 Closed 1,000,000 3,253.75 0.00 3,253.75 2001 mini van is totaled. AL - PD VESSW US SW Central Region 21300 Sedgwick 201006022780001 City Of Evansville 6/22/10 4/6/11 Closed 1,000,000 7,745.62 0.00 7,745.62 LIGHT POLE TOOK IT DOWN. AL - PD VESSW US SW Central Region 21305 Sedgwick 201002004060001 Ron Klubertanz 2/2/10 3/9/10 Closed 1,000,000 3,650.00 0.00 3,650.00 Damage to claimant garage/pole shed. Left corner damage. AL - PD VESSW US SW Central Region 21310 Sedgwick 200907122240001 Casella 7/20/09 11/5/09 Closed 1,000,000 11,979.40 0.00 11,979.40 Damage to garage door, garage rail, and frame. AL - PD VESSW US SW Central Region 21310 Sedgwick 200908141980001 Robert Zanotelli 8/24/09 9/28/09 Closed 1,000,000 1,398.65 0.00 1,398.65 Dent to fender, possible minor scratching to door. AL - PD VESSW US SW Central Region 21310 Sedgwick 200909007930001 St. John Vianney Church 9/1/09 3/25/10 Closed 1,000,000 5,550.00 0.00 5,550.00 Damage to light pole. Base of light and middle of pole are creased. AL - PD VESSW US SW Central Region 21310 Sedgwick 200909122050001 Julie Bigley 9/17/09 12/21/09 Closed 1,000,000 0.02 0.00 0.02 Grand Vitara SUV hood scratch. AL - PD VESSW US SW Central Region 21310 Sedgwick 200911006660001 Ernest And Jacque Urbahn 8/3/09 11/18/09 Closed 1,000,000 0.00 0.00 0.00 1997 Lexus Sedan - damage to front grille and bumper AL - PD VESSW US SW Central Region 21310 Sedgwick 201001018020001 Barbara Weiler 1/19/10 2/11/10 Closed 1,000,000 1,092.50 0.00 1,092.50 Damage to 1993 Buick on p/s rear (fender, bumper). May be a total loss. AL - PD VESSW US SW Central Region 21310 Sedgwick 201001026310001 Sandra Koerner 1/27/10 2/11/10 Closed 1,000,000 735.25 0.00 735.25 2008 Subaru - dented rear bumper (corner). AL - PD VESSW US SW Central Region 21310 Sedgwick 201002005870001 Dan Maass 2/2/10 4/21/10 Closed 1,000,000 0.00 0.00 0.00 Hole in windshield AL - PD VESSW US SW Central Region 21310 Sedgwick 201002017840001 Tom Meyers 2/16/10 4/19/10 Closed 1,000,000 0.00 0.00 0.00 Damage to claimant 2009 Mercury Mariner. Damage to p/s mirror and body. AL - PD VESSW US SW Central Region 21310 Sedgwick 201003006790001 Greg Waystedt 3/5/10 3/22/10 Closed 1,000,000 1,915.70 0.00 1,915.70 Damage to 1989 Chevy Pickup. Driver side front fender. AL - PD VESSW US SW Central Region 21310 Sedgwick 201004003640001 Brookfield Academy 4/2/10 6/16/10 Closed 1,000,000 3,043.63 0.00 3,043.63 Light pole was knocked to the ground and will need to be replaced. AL - PD VESSW US SW Central Region 21310 Sedgwick 201005005580001 Jolene Schmidt 5/6/10 12/8/10 Closed 1,000,000 3,950.36 0.00 3,950.36 2007 Ford Fusion - damage to passenger side (doors and qtr. panel) AL - PD VESSW US SW Central Region 21310 Sedgwick 201005015630001 Jenny Kohlhoff 5/14/10 6/7/10 Closed 1,000,000 807.00 0.00 807.00 2007 GMC Envoy - damage to rear bumper cover/taillight AL - PD VESSW US SW Central Region 21310 Sedgwick 201006018440001 Dean Wintersberger 6/17/10 8/2/10 Closed 1,000,000 1,727.77 0.00 1,727.77 Damages to driver’s side and tail light. AL - PD VESSW US SW Central Region 21310 Sedgwick 201006021790001 David Richter 6/21/10 9/17/10 Closed 1,000,000 4,606.85 0.00 4,606.85 2007 Hyundai Sonata - Front fender, hood, headlight, bumper damage AL - PD VESSW US SW Central Region 21310 Sedgwick 201006023740001 Courtney Jahn 6/23/10 9/2/10 Closed 1,000,000 2,624.46 0.00 2,624.46 Side swiped parked car on street. AL - PD VESSW US SW Central Region 21310 Sedgwick 201006025130001 David Wechter 6/24/10 8/31/10 Closed 1,000,000 2,660.91 0.00 2,660.91 tailgate and bumper AL - PD VESSW US SW Central Region 21315 Sedgwick 200909073640001 General Communications 9/11/09 11/9/09 Closed 1,000,000 3,722.95 0.00 3,722.95 Damage to font fender, tire, mirror, door of Ford Freestar. AL - PD VESSW US SW Central Region 21315 Sedgwick 200910074530001 Raul Barillas 10/14/09 1/13/10 Closed 1,000,000 4,956.65 0.00 4,956.65 D/s front qtr panel, door, hood, headlight (2000 Hyundai). Eyeglasses broke.

Solid Waste AL, GL, WC Claim List 7/1/09 - 5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL - PD VESSW US SW Central Region 21315 Sedgwick 200910137140002 Clyman Fire Department 10/22/09 7/2/10 Closed 1,000,000 0.00 0.00 0.00 Fire Deparment Charge. AL - PD VESSW US SW Central Region 21315 Sedgwick 201001013260001 Christine Daney 1/14/10 1/28/10 Closed 1,000,000 2,879.81 0.00 2,879.81 Damage to 2003 Chevy Venture. Tail light, molding strip of bumper. AL - PD VESSW US SW Central Region 21315 Sedgwick 201003001620001 Whitney Clark 3/2/10 7/15/10 Closed 1,000,000 14.00 0.00 14.00 2008 BMW Coupe - damage to front passenger/hood AL - PD VESSW US SW Central Region 21320 Sedgwick 200910087060001 James Berg 10/14/09 10/29/09 Closed 1,000,000 1,920.11 0.00 1,920.11 Damage to 94’ Chevy Pickup - Left side fender, door, and mirror. AL - PD VESSW US SW Central Region 21320 Sedgwick 201005009740001 Devin Jonas 5/10/10 6/11/10 Closed 1,000,000 12.95 0.00 12.95 1992 Chevy truck is totaled (front/pass. side) major damage. AL - PD VESSW US SW Central Region 21335 Sedgwick 200908097610001 Taylor County Highway 8/17/09 9/9/09 Closed 1,000,000 821.94 0.00 821.94 Pole barn - damage to overhead door, service door, Department siding and posts. AL - PD VESSW US SW Central Region 21335 Sedgwick 200909024310001 Park Place Mhc 9/4/09 9/29/09 Closed 1,000,000 850.00 0.00 850.00 Damage to side of building. Roof, Eve, Fascia. AL - PD VESSW US SW Central Region 21335 Sedgwick 201006026410001 Angel Powell 6/25/10 7/8/11 Closed 1,000,000 0.00 0.00 0.00 2006 Saturn VUE SUV rear end damage AL - PD VESSW US SW Central Region 21350 Sedgwick 200907151020001 City Of Cudahy 7/23/09 9/9/09 Closed 1,000,000 982.10 0.00 982.10 Light pole was knocked over and will need to be replaced. AL - PD VESSW US SW Central Region 21350 Sedgwick 200908127120001 Donald Buchanan 8/20/09 10/21/09 Closed 1,000,000 1,512.75 0.00 1,512.75 Ford F150- damage to rear bumper and qtr panel on p/s rear. AL - PD VESSW US SW Central Region 21350 Sedgwick 200909089580001 John Schumann 9/16/09 11/6/09 Closed 1,000,000 6,122.04 0.00 6,122.04 Claimant vehicle sustained damage to front p/s fender & hood area. AL - PD VESSW US SW Central Region 21350 Sedgwick 200909152730001 Marquette University - abbotsford 9/28/09 1/26/10 Closed 1,000,000 11,980.00 0.00 11,980.00 damage to light pole and concrete base AL - PD VESSW US SW Central Region 21350 Sedgwick 200910125030001 Council For Spanishspeaking Inc. 10/20/09 11/2/09 Closed 1,000,000 1,640.14 0.00 1,640.14 Entrance gate - damaged(bent) and had to be replaced. AL - PD VESSW US SW Central Region 21350 Sedgwick 200911040710001 Monica Cervera 11/20/09 5/18/10 Closed 1,000,000 0.00 0.00 0.00 Damage to the passenger side doors & qtr panel of the clmt’s SUV. AL - PD VESSW US SW Central Region 21350 Sedgwick 200911043760001 Billie Smith 11/24/09 12/4/09 Closed 1,000,000 687.52 0.00 687.52 Dent to clmt’s 1993 Suburban where the roof meets the driver’s door. AL - PD VESSW US SW Central Region 21350 Sedgwick 200911044730001 Terrier Corporation 11/23/09 4/15/10 Closed 1,000,000 297.00 0.00 297.00 Damage to claimant corral/fence. AL - PD VESSW US SW Central Region 21350 Sedgwick 200911044870001 Warehouse Transportation Service 11/25/09 1/18/10 Closed 1,000,000 520.20 0.00 520.20 Damages to trailer cover. Small tear, panel will need replacing. AL - PD VESSW US SW Central Region 21350 Sedgwick 200912003340001 Mike Dweyer 12/3/09 1/7/10 Closed 1,000,000 3,878.47 0.00 3,878.47 Damage to 2008 Volkswagen. Right front corner light and fender. AL - PD VESSW US SW Central Region 21350 Sedgwick 200912004780001 Slobodanka Hahnfeld 12/2/09 1/22/10 Closed 1,000,000 2,600.00 0.00 2,600.00 1994 Toyota Corolla - extensive damage to front, driver ‘s side - Total Loss AL - PD VESSW US SW Central Region 21350 Sedgwick 200912012170001 Greenfield Fire Department 12/10/09 3/1/10 Closed 1,000,000 0.00 0.00 0.00 Cab damage to Veolia truck (due to fire). No 3rd party damage. AL - PD VESSW US SW Central Region 21350 Sedgwick 201001004830001 Callen Construction 1/4/10 1/20/10 Closed 1,000,000 529.61 0.00 529.61 Damage to Haulmark Trailer. Hitch area damaged. AL - PD VESSW US SW Central Region 21350 Sedgwick 201002004350001 Wisconsin Lutheran Child & Family 2/2/10 2/18/10 Closed 1,000,000 796.00 0.00 796.00 Damage to fence and coral gate AL - PD VESSW US SW Central Region 21350 Sedgwick 201003001860001 Mary Ann Onorato 3/2/10 4/28/10 Closed 1,000,000 480.00 0.00 480.00 Gouge in the siding of garage. AL - PD VESSW US SW Central Region 21350 Sedgwick 201003005190001 Clearcom Incorporated 3/5/10 4/16/10 Closed 1,000,000 1,133.62 0.00 1,133.62 Damage to Chevy Colorado. Damage to left rear bumper and corner panel. AL - PD VESSW US SW Central Region 21350 Sedgwick 201003007490001 J.m Citgo 3/8/10 3/16/10 Closed 1,000,000 6,600.00 0.00 6,600.00 Damage to claimant corral. Concrete Block wall collapsed & wood door. AL - PD VESSW US SW Central Region 21350 Sedgwick 201003009260001 Melissa Noyes 3/9/10 3/18/10 Closed 1,000,000 3,354.50 0.00 3,354.50 2002 Neon - damage to p/s rear door, qtr panel, bumper. Likely totaled. AL - PD VESSW US SW Central Region 21350 Sedgwick 201004022130001 Mark Raymond 4/22/10 6/22/10 Closed 1,000,000 0.00 0.00 0.00 1999 - Chevy Prizm; scraped bumper and dented truck. AL - PD VESSW US SW Central Region 21350 Sedgwick 201005005830001 Michelle Pendergast 5/6/10 7/13/10 Closed 1,000,000 11.95 0.00 11.95 2000 Dodge Grand Caravan - dent in the rear quarter panel AL - PD VESSW US SW Central Region 21350 Sedgwick 201006017890001 Tommie Hardnett 6/1/10 4/13/12 Closed 1,000,000 688.06 0.00 688.06 1995 Chevy Tahoe front end damage AL - PD VESSW US SW Central Region 21350 Sedgwick 201006017890002 Michael Riccio 6/1/10 6/24/11 Closed 1,000,000 12,337.47 0.00 12,337.47 2008 Hyundai Santa fe driver side and front damage. AL - PD VESSW US SW Central Region 21350 Sedgwick 201006021020001 Staples 6/21/10 9/28/10 Closed 1,000,000 0.00 0.00 0.00 dent behind driver’s door. AL - PD VESSW US SW Central Region 21350 Sedgwick B064618221000101 Cierra Norris 5/26/10 7/7/10 Closed 1,000,000 1,505.49 0.00 1,505.49 Dent on left quarter panel damage, under window. AL - PD VESSW US SW Central Region 21350 Sedgwick B064618346000101 Att 5/27/10 1/17/11 Closed 1,000,000 0.00 0.00 0.00 Fiber optic wire ripped down. AL - PD VESSW US SW Central Region 21350 Sedgwick B064620530000501 Wi Dot 6/1/10 12/21/10 Closed 1,000,000 162.55 0.00 162.55 Damaged stop sign. AL - PD VESSW US SW Central Region 21360 Sedgwick 201002012490001 Wash Works 2/11/10 3/26/10 Closed 1,000,000 1,238.00 0.00 1,238.00 Damage to light post. Pole came up out of ground, needs replacing.

Solid Waste AL, GL, WC Claim List 7/1/09 - 5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL - PD VESSW US SW Central Region 21375 Sedgwick 200911041440001 Loren Bond 11/20/09 2/1/10 Closed 1,000,000 5,787.17 0.00 5,787.17 2002 Chevy Silverado Pick-up - damage to the right side fenders and doors AL - PD VESSW US SW Central Region 21375 Sedgwick 201005002930001 Kris Stroup 5/3/10 5/24/10 Closed 1,000,000 1,300.00 0.00 1,300.00 Concrete Driveway - Broke 8 feet close to edge of driveway AL - PD VESSW US SW Central Region 21375 Sedgwick 201005007320001 Paulette Perry 5/7/10 2/14/11 Closed 1,000,000 59.00 0.00 59.00 2007 Mitusbishi Gallant - scraped p/s fender, bumper and taillight AL - PD VESSW US SW Central Region 21375 Sedgwick 201005016740001 Wanda Fowler 5/17/10 8/4/10 Closed 1,000,000 1,158.23 0.00 1,158.23 1996 F 150 pick up truck bumper damage. AL - PD VESSW US SW Central Region 21375 Sedgwick 201005016740002 Archie Allen 5/17/10 9/2/10 Closed 1,000,000 10,540.11 0.00 10,540.11 2003 Chevy S10 tailgate damage AL - PD VESSW US SW Central Region 21375 Sedgwick 201006021340001 Mary Immaculate Church 6/21/10 7/2/10 Closed 1,000,000 505.23 0.00 505.23 damage to a garage overhang (fascia board) AL - PD VESSW US SW Central Region 21380 Sedgwick 201001016980001 Lisa Goli-hanlon 1/18/10 1/25/10 Closed 1,000,000 2,870.88 0.00 2,870.88 Damage to clmt vehicle hood, bumper, grille, headlights AL - PD VESSW US SW Central Region 21380 Sedgwick 201005009670001 Oshkosh Transit 5/10/10 Open 1,000,000 22,835.23 42,164.77 65,000.00 Our driver went through a yield sign and did not see a city of Oshkosh bus comin AL - PD VESSW US SW Central Region 21380 Sedgwick 201006004640001 Wisconsin Departmentof 6/4/10 10/21/10 Closed 1,000,000 5,618.61 0.00 5,618.61 Damages to the truck and the guard rail. AL - PD VESSW US SW Central Region 21390 Sedgwick 200908011350001 Bob Braaten Construction 8/3/09 8/20/09 Closed 1,000,000 225.52 0.00 225.52 Cracked mirror/assembly on 2008 Sterling. AL - PD VESSW US SW Central Region 21390 Sedgwick 200909121420001 Ben Neumann 9/22/09 11/10/09 Closed 1,000,000 192.24 0.00 192.24 The mailbox/poles were bent and will need to be replaced. AL - PD VESSW US SW Central Region 21390 Sedgwick 200910042640001 Hobart 10/8/09 11/13/09 Closed 1,000,000 2,700.00 0.00 2,700.00 Damage to overhang on southeast corner of roof. Needs repairing. AL - PD VESSW US SW Central Region 21390 Sedgwick 200910150510001 Marriot Hotel 10/27/09 1/12/10 Closed 1,000,000 0.00 0.00 0.00 Damage to Overhead Door - bent and rippled AL - PD VESSW US SW Central Region 21390 Sedgwick 200912007910001 Marlene Miner 12/8/09 12/22/09 Closed 1,000,000 1,177.53 0.00 1,177.53 Dented/scraped p/s front door, qtr panel and mirror on clmt 2001 Buick Century. AL - PD VESSW US SW Central Region 21390 Sedgwick 200912017290001 John Monosmith 12/15/09 8/4/10 Closed 1,000,000 22.75 0.00 22.75 Damage to clmt’s hood, grille, p/s headlight on Honda Civic. AL - PD VESSW US SW Central Region 21390 Sedgwick 200912029260001 Nichole Kielb 12/28/09 3/17/10 Closed 1,000,000 6,475.54 0.00 6,475.54 Total loss of clmt vehicle - 2001 Pontiac Aztec AL - PD VESSW US SW Central Region 21390 Sedgwick 201002009730001 The Guest House Inn& Suites 2/8/10 2/25/10 Closed 1,000,000 1,180.00 0.00 1,180.00 Damage to claimant enclosure. Chain link fence damaged. AL - PD VESSW US SW Central Region 21390 Sedgwick 201003007390001 Esther Peterson 3/8/10 5/20/10 Closed 1,000,000 0.00 0.00 0.00 Damage to Veolia Truck. Scratched rear bumper. AL - PD VESSW US SW Central Region 21390 Sedgwick 201004015830001 Erickson Dale 4/16/10 6/15/10 Closed 1,000,000 5,035.26 0.00 5,035.26 2005 Ford Taurus - damage to right rear door and quarter panel AL - PD VESSW US SW Central Region 21395 Sedgwick 200908019950001 David Paris 8/3/09 8/12/09 Closed 1,000,000 0.00 0.00 0.00 ‘97 Toyota Camery sedan front end damage AL - PD VESSW US SW Central Region 21395 Sedgwick 200909025610001 Bruce Pack 9/4/09 5/28/10 Closed 1,000,000 0.00 0.00 0.00 95’ Ford Ranger. Damage to left bumper and hood. AL - PD VESSW US SW Central Region 21395 Sedgwick 200909082890001 Allison Hawkins 9/15/09 10/20/09 Closed 1,000,000 1,005.91 0.00 1,005.91 Damage to 07’ Passenger Van - cracks on front bumper. AL - PD VESSW US SW Central Region 21395 Sedgwick 200912008740001 Cord Construction 12/8/09 1/12/10 Closed 1,000,000 762.00 0.00 762.00 Damage to sign which was located in island in parking lot. AL - PD VESSW US SW Central Region 21395 Sedgwick 201001012930001 Elizabeth Costa 1/13/10 4/19/10 Closed 1,000,000 0.00 0.00 0.00 2007 - Hydundai Entrourage - damage to driver’s side mirror/housing AL - PD VESSW US SW Central Region 21395 Sedgwick 201001014940001 Mikron Industries 1/15/10 2/15/10 Closed 1,000,000 4,828.96 0.00 4,828.96 Damage to steel overhead door beam. Bent steel door beam. AL - PD VESSW US SW Central Region 21395 Sedgwick 201003014160001 Comed 3/15/10 4/8/11 Closed 1,000,000 0.00 0.00 0.00 Damage to power pole and wires. Pulled down. AL - PD VESSW US SW Central Region 21395 Sedgwick 201004013260001 Donna Brough 4/14/10 11/10/10 Closed 1,000,000 10.90 0.00 10.90 1994 Thunderbird Sedan - damage to passenger side rear/taillight AL - PD VESSW US SW Central Region 21395 Sedgwick 201004014330001 Com Ed 4/15/10 11/17/10 Closed 1,000,000 0.00 0.00 0.00 BROKEN OVERHEAD ELECTRIC WIRE AL - PD VESSW US SW Central Region 21395 Sedgwick 201004014330002 Zanocco Ace Hardware 4/15/10 5/19/10 Closed 1,000,000 1,207.55 0.00 1,207.55 Loss of business - 3 hours. Also, electrican and air servicing/re-set costs. AL - PD VESSW US SW Central Region 21395 Sedgwick 201006002810001 Benjamin Marinelli 6/1/10 8/12/10 Closed 1,000,000 15,480.96 0.00 15,480.96 Driver was heading eastbound on Rt. 64 when he rear ended a stopped Avalanche wh AL - PD VESSW US SW Central Region 21395 Sedgwick 201006002810002 Nick Prose 6/1/10 6/11/10 Closed 1,000,000 1,809.89 0.00 1,809.89 Rear end collision AL - PD VESSW US SW Central Region 21395 Sedgwick 201006002810004 Lynnville Scott White Rock Fpd 6/1/10 8/27/10 Closed 1,000,000 2,020.00 0.00 2,020.00 accident clean up charges from fire dept. AL - PD VESSW US SW Central Region 21395 Sedgwick 201006012010001 Joe Fiorenza 6/11/10 1/5/11 Closed 1,000,000 1,500.00 0.00 1,500.00 Rut from tires AL - PD VESSW US SW Central Region 21405 Sedgwick 200911018730001 Ryan Kaat 11/6/09 1/6/10 Closed 1,000,000 688.47 0.00 688.47 Broken rafters, fascia, and sofit to residential overhang under construction. AL - PD VESSW US SW Central Region 21405 Sedgwick 201002018220001 Carla Bangart/blashka 2/17/10 4/6/10 Closed 1,000,000 0.00 0.00 0.00 1997 Dodge Ram Pick-up - driver side door dented, rear driver side cab, side box AL - PD VESSW US SW Central Region 21405 Sedgwick 201002023290001 Mike Werner 2/22/10 4/13/10 Closed 1,000,000 300.00 0.00 300.00 Damage to garage. Chipped bricks.

Solid Waste AL, GL, WC Claim List 7/1/09 - 5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL - PD VESSW US SW Central Region 21410 Sedgwick 200907051320001 Erin Taylor 7/6/09 9/17/09 Closed 1,000,000 12.45 0.00 12.45 2002 Toyota Tacoma - dented rear quarter and tire marks AL - PD VESSW US SW Central Region 21410 Sedgwick 200907080190001 St. Louis County 7/10/09 12/8/09 Closed 1,000,000 706.28 0.00 706.28 Damage to claimant truck. Right rear quarter panel damage. AL - PD VESSW US SW Central Region 21410 Sedgwick 200907144510001 Harvinder Pujji 7/18/09 10/21/10 Closed 1,000,000 17,024.19 0.00 17,024.19 Gas pump (at clmt gas station) was backed into and will need to be replaced. AL - PD VESSW US SW Central Region 21410 Sedgwick 200907165380001 Amanda Blalock 7/23/09 9/10/09 Closed 1,000,000 1,885.20 0.00 1,885.20 Dent/scratches to rear d/s quarter panel & bumper on 2001 Saturn. AL - PD VESSW US SW Central Region 21410 Sedgwick 200907200340001 Mcdonald’s 7/29/09 9/11/09 Closed 1,000,000 3,350.45 0.00 3,350.45 Damage to claimant building. Damage to roof on side of building. AL - PD VESSW US SW Central Region 21410 Sedgwick 200908074650001 Karen Siegel 8/11/09 2/26/10 Closed 1,000,000 250.00 0.00 250.00 Damage to claimant vehicle right side bumper and fender. 2003 Honda Accord. AL - PD VESSW US SW Central Region 21410 Sedgwick 200908123850001 Dewitt Mitchell 8/20/09 5/7/10 Closed 1,000,000 1,235.59 0.00 1,235.59 Damage to claimant’s hood of 2006 Saturn. AL - PD VESSW US SW Central Region 21410 Sedgwick 200908156660001 Robert Mentzel 8/25/09 11/30/09 Closed 1,000,000 0.00 0.00 0.00 Damage to tree limb which was broken. AL - PD VESSW US SW Central Region 21410 Sedgwick 200908167670001 Robert Skala 8/27/09 9/3/09 Closed 1,000,000 108.00 0.00 108.00 Dent to fender of claimant’s 1997 Ford Taurus AL - PD VESSW US SW Central Region 21410 Sedgwick 200909019890001 At&t Phone 9/3/09 1/6/10 Closed 1,000,000 0.00 0.00 0.00 Telephone wires caught on top of truck. Broken. AL - PD VESSW US SW Central Region 21410 Sedgwick 200909020230001 Mr. Neihauser 9/3/09 10/7/09 Closed 1,000,000 375.00 0.00 375.00 Damage to mail box. AL - PD VESSW US SW Central Region 21410 Sedgwick 200909047380001 Tracy Berg 9/8/09 6/16/10 Closed 1,000,000 1,411.78 0.00 1,411.78 Damage to left rear quarter panel of 2008 Lexus. AL - PD VESSW US SW Central Region 21410 Sedgwick 200909056300001 Firestone Tire And Service Center 9/9/09 10/2/09 Closed 1,000,000 1,080.00 0.00 1,080.00 Damage to enclosure gate AL - PD VESSW US SW Central Region 21410 Sedgwick 200909060170001 William Shore 9/9/09 10/8/09 Closed 1,000,000 2,379.38 0.00 2,379.38 Damage to 2007 Honda Pilot. Left front fender and bumper. AL - PD VESSW US SW Central Region 21410 Sedgwick 200909152130001 Jenny Rohan 9/28/09 10/5/09 Closed 1,000,000 500.00 0.00 500.00 Damage to brick pole / bricks chipped. AL - PD VESSW US SW Central Region 21410 Sedgwick 200909152700001 Paul Goewert 7/1/09 10/1/09 Closed 1,000,000 504.51 0.00 504.51 Scratch on driver side front fender of 92’ Camry. AL - PD VESSW US SW Central Region 21410 Sedgwick 200909158500001 Tree Owner 9/23/09 12/16/09 Closed 1,000,000 0.00 0.00 0.00 Tree limb was broken off the tree & fell to the ground. AL - PD VESSW US SW Central Region 21410 Sedgwick 200910008850001 Jc Car Care 9/22/09 1/26/10 Closed 1,000,000 0.00 0.00 0.00 Cracked concrete block wall & concrete floor. AL - PD VESSW US SW Central Region 21410 Sedgwick 200910032350001 Degal Truck Center 10/5/09 1/14/10 Closed 1,000,000 3,300.00 0.00 3,300.00 Exterior wall of building damaged. SIding on exterior wall. AL - PD VESSW US SW Central Region 21410 Sedgwick 200910032700001 Steven Schriener 9/18/09 11/11/09 Closed 1,000,000 395.00 0.00 395.00 Damage to concrete retaining wall. AL - PD VESSW US SW Central Region 21410 Sedgwick 200910033900001 Park Meadows Apartment Homes 10/5/09 10/19/09 Closed 1,000,000 500.00 0.00 500.00 damage to back wall of enclosure AL - PD VESSW US SW Central Region 21410 Sedgwick 200910034160001 Angela Dorsey 10/2/09 2/4/10 Closed 1,000,000 12.20 0.00 12.20 2002 Buick Regal - cracked windshield AL - PD VESSW US SW Central Region 21410 Sedgwick 200910046280001 Prairie State Properties 10/6/09 11/12/09 Closed 1,000,000 0.00 0.00 0.00 Damage to wooded gate enclosure. Cracked wood, needs replacement. AL - PD VESSW US SW Central Region 21410 Sedgwick 200910046370001 Cory Haegele 10/8/09 11/3/09 Closed 1,000,000 4,110.00 0.00 4,110.00 Mail box damage, tree, ruts in yard, retaining wall damage, and drain tiles tore AL - PD VESSW US SW Central Region 21410 Sedgwick 200910046370002 Dennis Anton 10/8/09 11/30/09 Closed 1,000,000 422.84 0.00 422.84 Damage to claimant mailbox. AL - PD VESSW US SW Central Region 21410 Sedgwick 200910067920001 Linda Tetlow 10/12/09 12/11/09 Closed 1,000,000 1,263.55 0.00 1,263.55 Driver’s side taillight was broken on the clmt’s 1996 Dodge, & dented qtr panel. AL - PD VESSW US SW Central Region 21410 Sedgwick 200910071870001 Melissa Johnson 10/13/09 11/2/09 Closed 1,000,000 860.00 0.00 860.00 Paint transfer to a garage. AL - PD VESSW US SW Central Region 21410 Sedgwick 200911008910001 Bill Kunz 10/28/09 11/6/09 Closed 1,000,000 0.00 0.00 0.00 Damage to claimant’s aluminum ladder. AL - PD VESSW US SW Central Region 21410 Sedgwick 200911026330001 Pro Tech Collision 11/5/09 1/12/10 Closed 1,000,000 480.00 0.00 480.00 Damage to side of building. Bricks damaged around a window. AL - PD VESSW US SW Central Region 21410 Sedgwick 200911028850001 Charleston Oaks Subdivision 9/13/09 3/23/10 Closed 1,000,000 700.00 0.00 700.00 Damage to bushes in common area of development. AL - PD VESSW US SW Central Region 21410 Sedgwick 200911033140001 Tom Hoppenjans 11/12/09 1/14/10 Closed 1,000,000 0.00 0.00 0.00 Cracked/broken windshield on clmt’s 2003 Silverado AL - PD VESSW US SW Central Region 21410 Sedgwick 200911042300001 Dwight Wideman 11/3/09 12/28/09 Closed 1,000,000 935.00 0.00 935.00 Damage to brick mailbox. Bottom half pushed off structure. AL - PD VESSW US SW Central Region 21410 Sedgwick 200912002010001 Ruthie Johnson 12/2/09 2/1/10 Closed 1,000,000 4,950.98 0.00 4,950.98 Damage to 2002 Chrysler Sebring. Dented right side quarter panel. AL - PD VESSW US SW Central Region 21410 Sedgwick 201001001100001 Robert Murphy 1/2/10 1/18/10 Closed 1,000,000 496.91 0.00 496.91 Damage to claimant mailbox. AL - PD VESSW US SW Central Region 21410 Sedgwick 201001014110001 Gary Karr 1/14/10 3/3/10 Closed 1,000,000 5,334.30 0.00 5,334.30 1997 Ford F250 - damage to passenger side (scratches) AL - PD VESSW US SW Central Region 21410 Sedgwick 201001019980001 Auto Zone 1/20/10 3/30/10 Closed 1,000,000 7,125.00 0.00 7,125.00 Damage to light pole. Knocked over. Needs replacing.

Solid Waste AL, GL, WC Claim List 7/1/09 - 5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL - PD VESSW US SW Central Region 21410 Sedgwick 201003003290001 John Cooper 3/1/10 3/17/10 Closed 1,000,000 1,292.50 0.00 1,292.50 1992 Cadillac Deville - damage to driver’s side door and front fender AL - PD VESSW US SW Central Region 21410 Sedgwick 201003017760001 Angela Wilson 3/19/10 8/31/10 Closed 1,000,000 4,561.10 0.00 4,561.10 2006 Mazda Sedan - damage to rear window and small dent on roof AL - PD VESSW US SW Central Region 21410 Sedgwick 201004007940001 Judith Dunn 4/7/10 1/12/11 Closed 1,000,000 36.45 0.00 36.45 2006 Malibu - scuffs to bumper and d/s front fender. AL - PD VESSW US SW Central Region 21410 Sedgwick 201004011070001 Linda Busk 3/22/10 7/9/10 Closed 1,000,000 0.00 0.00 0.00 2003 Blazer - Chipped paint on hood, bumper and a cracked windshield. AL - PD VESSW US SW Central Region 21410 Sedgwick 201005022150001 Mariott 5/8/10 8/19/10 Closed 1,000,000 1,785.00 0.00 1,785.00 Damages to gate. AL - PD VESSW US SW Central Region 21410 Sedgwick 201006017940001 Delma Schneller 6/17/10 8/20/10 Closed 1,000,000 1,200.00 0.00 1,200.00 Damages to stone pillar. AL - PD VESSW US SW Central Region 21410 Sedgwick 201006023330001 Bill Olwig 6/22/10 8/2/10 Closed 1,000,000 3,084.86 0.00 3,084.86 L quarter panel dented and scratched/Rear L tire, cover wheel & bumper broken. AL - PD VESSW US SW Central Region 21410 Sedgwick 201007000860001 Debra Murphy 6/30/10 7/14/10 Closed 1,000,000 2,178.65 0.00 2,178.65 2007 Chevy Suburban - damaged hood and grill AL - PD VESSW US SW Central Region 21410 Sedgwick 201007017270001 Kathy Williams 4/15/10 7/29/11 Closed 1,000,000 11,994.36 0.00 11,994.36 Driveway was stained by hydraulic oil AL - PD VESSW US SW Central Region 21415 Sedgwick 200907147020001 Antonio Gonzales 7/22/09 8/7/09 Closed 1,000,000 1,171.90 0.00 1,171.90 Dented/scratched rear bumper on clmt’s 2002 Cavalier. AL - PD VESSW US SW Central Region 21415 Sedgwick 200912025480001 Shauna Heathman 12/17/09 2/2/10 Closed 1,000,000 280.85 0.00 280.85 Damage to d/s mirror of claimant vehicle. 2003 Ford F150. AL - PD VESSW US SW Central Region 21415 Sedgwick 201006006500001 Linda Tune 6/4/10 10/14/10 Closed 1,000,000 0.00 0.00 0.00 Scratched front bumper AL - PD VESSW US SW Central Region 21425 Sedgwick 200907041810001 Joy Lutheran Church 7/7/09 10/9/09 Closed 1,000,000 6,000.00 0.00 6,000.00 Damage to light post, base and lawn damage. Post and base were uprooted. AL - PD VESSW US SW Central Region 21425 Sedgwick 200907064310001 Carlos Padilla 7/10/09 11/13/09 Closed 1,000,000 3,287.50 0.00 3,287.50 Considerable damage to front end of vehicle. Total Loss on 97’ Lesabre. AL - PD VESSW US SW Central Region 21425 Sedgwick 200909115450001 City Of Waukegan 9/18/09 11/30/09 Closed 1,000,000 4,432.19 0.00 4,432.19 Damage to claimant light pole. Lamp post knocked down. AL - PD VESSW US SW Central Region 21425 Sedgwick 200909155480001 Gustavo Valdivia 9/25/09 10/8/09 Closed 1,000,000 1,615.06 0.00 1,615.06 Mirror was ripped off, which also resulted in several holes to the d/s door AL - PD VESSW US SW Central Region 21425 Sedgwick 200910156560001 Union Pacific Railroad 10/28/09 12/7/09 Closed 1,000,000 0.00 0.00 0.00 Steel beam on bridge was dented and cracked. AL - PD VESSW US SW Central Region 21425 Sedgwick 200911042170001 Outback Steakhouse 11/21/09 3/10/10 Closed 1,000,000 990.00 0.00 990.00 Roof overhang is damaged near garbage enclosure. AL - PD VESSW US SW Central Region 21425 Sedgwick 201002002430001 Taco Bell 1/28/10 4/30/10 Closed 1,000,000 757.64 0.00 757.64 Damage to clearance indicator sign. AL - PD VESSW US SW Central Region 21425 Sedgwick 201003018380001 Charles Burress 3/19/10 7/20/10 Closed 1,000,000 1,485.97 0.00 1,485.97 Damage to Chevy S-10. Scratches on hood, fender, and body. Also to the house. AL - PD VESSW US SW Central Region 21430 Sedgwick 200907134920001 Wagner Shell #4611 7/21/09 9/3/09 Closed 1,000,000 927.00 0.00 927.00 Concrete base for the light pole was shifted off foundation. AL - PD VESSW US SW Central Region 21430 Sedgwick 200909011930001 Nail Benders 9/2/09 11/4/09 Closed 1,000,000 950.50 0.00 950.50 Damage to claimant garage door. Dent in 3 panels. AL - PD VESSW US SW Central Region 21430 Sedgwick 200911044910001 Robert Pope 11/24/09 12/30/09 Closed 1,000,000 485.00 0.00 485.00 Dented siding. AL - PD VESSW US SW Central Region 21430 Sedgwick 201001020160001 Precision Body & Frame 1/21/10 2/16/10 Closed 1,000,000 2,888.25 0.00 2,888.25 2002 Saturn - damage to front bumper, hood, d/s fender. AL - PD VESSW US SW Central Region 21430 Sedgwick 201001023940001 Zillman Meats Inc. 1/25/10 2/16/10 Closed 1,000,000 2,500.00 0.00 2,500.00 Damage to smokehouse. Cracked and broken cement blocks. AL - PD VESSW US SW Central Region 21430 Sedgwick 201004006540001 Antoinette Fick 4/7/10 6/21/10 Closed 1,000,000 5,674.44 0.00 5,674.44 2001 Passat GLX Volkswagen - damage to right front and rear doors/side airbags AL - PD VESSW US SW Central Region 21430 Sedgwick 201004027740002 Bob Henning 4/28/10 9/3/10 Closed 1,000,000 6,626.91 0.00 6,626.91 2001 Dodge Passenger Van/Trailer - damage to right rear and front of trailer AL - PD VESSW US SW Central Region 21430 Sedgwick 201006011590001 Wisconsin Power Services 6/10/10 8/26/10 Closed 1,000,000 0.00 0.00 0.00 Overhead lines - struck and pulled down AL - PD VESSW US SW Central Region 21435 Sedgwick 201001004570001 Ramada Inn 1/6/10 6/29/10 Closed 1,000,000 3,288.41 0.00 3,288.41 Damage to light pole. Knocked to ground. Base, lights, heads, damaged. AL - PD VESSW US SW Central Region 21435 Sedgwick 201001006960001 Wisconsin Public Service 1/7/10 3/8/10 Closed 1,000,000 436.15 0.00 436.15 Power line damage AL - PD VESSW US SW Central Region 21435 Sedgwick 201001006960002 Todd White 1/7/10 2/8/10 Closed 1,000,000 178.86 0.00 178.86 Service disconnected from residence due to damage to powerline/pipe. AL - PD VESSW US SW Central Region 21435 Sedgwick 201006024680001 Central Car Wash 6/23/10 7/2/10 Closed 1,000,000 1,692.00 0.00 1,692.00 Damage to pole and camera. AL - PD VESSW US SW East Region 21240 Sedgwick 200909090420001 Jake Rens 9/15/09 12/17/09 Closed 1,000,000 58,912.61 0.00 58,912.61 Damage to claimant Truck, Trailer, Antique Tractor. AL - PD VESSW US SW East Region 21240 Sedgwick 200912025160001 Anne Shafer 12/23/09 2/17/10 Closed 1,000,000 2,438.57 0.00 2,438.57 1996 Chevrolet Pick-up - damage to left front fender, driver’s door, and cab

Solid Waste AL, GL, WC Claim List 7/1/09 - 5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL - PD VESSW US SW East Region 21260 Sedgwick 200910033170001 Russell Harlow 10/6/09 1/22/10 Closed 1,000,000 8.45 0.00 8.45 Damage to d/s mirror on claimant’s 2002 Chevy Silverado AL - PD VESSW US SW East Region 21260 Sedgwick 200911046190001 Karen Greene 11/27/09 5/17/10 Closed 1,000,000 435.00 0.00 435.00 2005 Chevy Trailblazer hood dented. AL - PD VESSW US SW East Region 21260 Sedgwick 200912013860001 Robert Dolmage 12/14/09 1/7/10 Closed 1,000,000 23.00 0.00 23.00 Driver was driving north on rochester rd when he notice he have passed his turn. AL - PD VESSW US SW East Region 21260 Sedgwick 201001025380001 Papa Joe’s Gourmet Market 1/15/10 4/5/12 Closed 1,000,000 7,540.72 0.00 7,540.72 Damage to wall around compactor shute AL - PD VESSW US SW East Region 21260 Sedgwick 201002023800001 Nelson Flores 2/23/10 5/20/10 Closed 1,000,000 0.00 0.00 0.00 Damage to claimant 1997 Honda Civic. Damage to rear fender and back window. AL - PD VESSW US SW East Region 21260 Sedgwick 201002026080001 Tony Dicicco 2/12/10 3/16/10 Closed 1,000,000 600.00 0.00 600.00 Damage to corner/overhang on claimant’s building. AL - PD VESSW US SW East Region 21260 Sedgwick 201005021900001 Jennifer Berta 5/21/10 6/29/10 Closed 1,000,000 1,037.69 0.00 1,037.69 1993 Ford Escort - damage to hood, headlight, bumper areas. Likely total loss. AL - PD VESSW US SW East Region 21260 Sedgwick 201005023930001 Ashley Moe 5/24/10 6/29/10 Closed 1,000,000 760.12 0.00 760.12 Dented car AL - PD VESSW US SW East Region 21260 Sedgwick 201006007560001 Chris Bechen 6/7/10 10/15/10 Closed 1,000,000 0.00 0.00 0.00 1999 Dodge Caravan. Front bumper cracked. AL - PD VESSW US SW East Region 21265 Sedgwick 200907130090001 Pine Valley Apartments 7/21/09 8/3/09 Closed 1,000,000 1,450.00 0.00 1,450.00 Dmage to car port. Fascia and Aluminum are damaged. AL - PD VESSW US SW East Region 21265 Sedgwick 200908181400001 Aisin Technical 8/31/09 11/10/09 Closed 1,000,000 13.45 0.00 13.45 2003 Honda Accord - damage to trunk lid, rear bumper, rear quarter panel AL - PD VESSW US SW East Region 21265 Sedgwick 201001013670001 Oakmont Northville 1/14/10 4/16/10 Closed 1,000,000 1,667.38 0.00 1,667.38 Damage to 8x10 plast frame work shed. Cracked, bent, partially removed. AL - PD VESSW US SW East Region 21265 Sedgwick 201001018950001 Annette Langley 1/20/10 2/11/10 Closed 1,000,000 421.00 0.00 421.00 Damage to front of trailblazer (grille and headlight). AL - PD VESSW US SW East Region 21265 Sedgwick 201002012950001 Exel Direct, Inc. 2/8/10 3/9/10 Closed 1,000,000 315.00 0.00 315.00 Damage to roll up door. Dent in 3rd panel and paint transfer. AL - PD VESSW US SW East Region 21265 Sedgwick 201003016190001 Davelin Ray 3/17/10 5/18/10 Closed 1,000,000 500.00 0.00 500.00 Shattered windshield - Pontiac G6 AL - PD VESSW US SW East Region 21265 Sedgwick 201004011020001 Ford Motor Company 4/12/10 12/14/10 Closed 1,000,000 10,564.81 0.00 10,564.81 Damage to 8 sheets of aluminum siding - 4-5 feet long AL - PD VESSW US SW East Region 21265 Sedgwick 201004019100001 Staci Kennedy 4/16/10 5/19/10 Closed 1,000,000 21.00 0.00 21.00 Bumper/tailgate damage to rear of claimant’s minivan. AL - PD VESSW US SW East Region 21265 Sedgwick 201004019350001 Culver’s 4/20/10 5/28/10 Closed 1,000,000 3,154.82 0.00 3,154.82 Damage to pole material and concrete AL - PD VESSW US SW East Region 21265 Sedgwick 201004023200001 Marilyn Malone 4/23/10 5/21/10 Closed 1,000,000 505.86 0.00 505.86 Chevy Aveo - scratches/tire marks to d/s rear bumper AL - PD VESSW US SW East Region 21265 Sedgwick 201005010680001 Virginia Nicholas 5/11/10 5/25/10 Closed 1,000,000 0.00 0.00 0.00 1999 - Chevrolet Cavalier - damage to rear passenger door/rear window AL - PD VESSW US SW East Region 21265 Sedgwick 201006019350001 Eran Rabbe 6/18/10 6/30/10 Closed 1,000,000 500.00 0.00 500.00 Volvo - damage to left taillight and bumper AL - PD VESSW US SW East Region 21290 Sedgwick 200907128840001 Carl Culiver 7/20/09 9/22/09 Closed 1,000,000 35.75 0.00 35.75 Clmt veh- 2003 Dodge Ram; sustained damage to d/s rear quarter panel area AL - PD VESSW US SW East Region 21290 Sedgwick 200908060210001 John Opperman 8/10/09 4/21/10 Closed 1,000,000 1,500.00 0.00 1,500.00 Geo Metro - Damage to front and rear. Total loss. AL - PD VESSW US SW East Region 21290 Sedgwick 200910068730001 Emily Weber 10/13/09 10/27/09 Closed 1,000,000 4,204.03 0.00 4,204.03 2004 Chrysler Sebring rear end damage. AL - PD VESSW US SW East Region 21290 Sedgwick 200910075740001 Mcw-rd Evansville West, Llc 10/14/09 2/26/10 Closed 1,000,000 4,637.00 0.00 4,637.00 Damage to parking lot light pole - totalled AL - PD VESSW US SW East Region 21290 Sedgwick 201005004210001 Roger Midkiff 5/4/10 5/28/10 Closed 1,000,000 3,451.47 0.00 3,451.47 1997 Ford F150 - dented fender and bumper areas. AL - PD VESSW US SW East Region 21295 Sedgwick 200910010420001 Michael Ashby 10/2/09 9/20/11 Closed 1,000,000 25,927.45 0.00 25,927.45 Damage to boat/motor (cracked mount, bent propellar), trailer and pick-up truck. AL - PD VESSW US SW East Region 21325 Sedgwick 200908098190001 Wayne Stevenson 8/14/09 8/24/09 Closed 1,000,000 877.39 0.00 877.39 Damage to hood, driver side fender, and front bumper of 2009 Impala scratched. AL - PD VESSW US SW East Region 21325 Sedgwick 200908098190002 Eric Underwood 8/14/09 8/28/09 Closed 1,000,000 1,368.46 0.00 1,368.46 Damage to hood, antennna, passenger door, mirror, headlight. Paint damage. AL - PD VESSW US SW East Region 21325 Sedgwick 201001012000001 Debra Tarburton 1/12/10 3/16/10 Closed 1,000,000 5,564.25 0.00 5,564.25 Claimant - 2005 Chevy Equinox - major front end - d/s damage. Air bag deployed. AL - PD VESSW US SW East Region 21333 Sedgwick 200908022400001 Donald Goodlett 8/3/09 9/8/09 Closed 1,000,000 1,611.96 0.00 1,611.96 Dents/scrapes on driver’s side rear of clmt’s 2000 Chevy Silverado AL - PD VESSW US SW East Region 21333 Sedgwick 200911038580001 Ups 11/19/09 4/16/10 Closed 1,000,000 0.00 0.00 0.00 Cracks to exterior/interior wall on claimant’s building. AL - PD VESSW US SW East Region 21333 Sedgwick 200912002970001 Jeremy Music 12/2/09 12/21/09 Closed 1,000,000 1,056.59 0.00 1,056.59 2004 Isuzu Axiom driver side rear damage, window and dented roof. AL - PD VESSW US SW East Region 21333 Sedgwick 201003005320001 Mcdonald’s 3/5/10 4/13/10 Closed 1,000,000 250.00 0.00 250.00 Damage to claimant building. Gutter/Overhang Damage. AL - PD VESSW US SW East Region 21333 Sedgwick 201003028140001 Lexington Humane Society 2/1/10 4/8/10 Closed 1,000,000 825.00 0.00 825.00 Damage to claimant light pole.

Solid Waste AL, GL, WC Claim List 7/1/09 - 5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL - PD VESSW US SW East Region 21365 Sedgwick 201001005950001 Phyllis Black 1/7/10 2/8/10 Closed 1,000,000 650.00 0.00 650.00 1994 Ford Escort Coupe - exact damage not yet identified. AL - PD VESSW US SW East Region 21365 Sedgwick 201001010390001 Jessica Barnhart 1/11/10 2/16/10 Closed 1,000,000 1,600.00 0.00 1,600.00 Damage to 2000 Dodge Neon. Damage to driver door, front fender, quarter panel. AL - PD VESSW US SW East Region 21365 Sedgwick 201005023730001 Gene Myers 5/21/10 6/16/10 Closed 1,000,000 8,504.99 0.00 8,504.99 2002 Nissan Pathfinder - damage to rear bumper, fender, lights, tailgate AL - PD VESSW US SW East Region 21420 Sedgwick 201002002020001 Ameren Cips 2/1/10 5/17/10 Closed 1,000,000 1,958.05 0.00 1,958.05 Utility pole owned by Ameren - Splintered and busted AL - PD VESSW US SW East Region 21420 Sedgwick 201003007000001 Jack Prochazka 3/5/10 3/23/10 Closed 1,000,000 1,034.08 0.00 1,034.08 1986 Toyota Pick-up - damage to Reese trailer hitch - bent AL - PD VESSW US SW East Region 21445 Sedgwick 200908163910001 Nurminen Constuctioncorp. 8/26/09 9/8/09 Closed 1,000,000 425.24 0.00 425.24 Damage to fiberglass flat ladder AL - PD VESSW US SW East Region 21445 Sedgwick 200908170550001 Amber Simpson 8/27/09 1/7/10 Closed 1,000,000 0.00 0.00 0.00 2010 Nissan Acura - damage to windshield AL - PD VESSW US SW East Region 21445 Sedgwick 200909146210001 Dingman’s Dairy 9/25/09 11/3/09 Closed 1,000,000 7,438.95 0.00 7,438.95 Damage to rear bumper and rear doors on claimant’s ice cream truck. AL - PD VESSW US SW East Region 21445 Sedgwick 200910075200001 Marcelo Salas 10/13/09 6/20/11 Closed 1,000,000 32.95 0.00 32.95 2000 Toyota Corolla Driver side rear quarter panel and passender side doors. AL - PD VESSW US SW East Region 21445 Sedgwick 200912010810001 Salvation Army 12/9/09 3/5/10 Closed 1,000,000 12,447.00 0.00 12,447.00 Damages to the dock doors. Need repairing. AL - PD VESSW US SW East Region 21445 Sedgwick 200912024030001 Pedro Castro 12/21/09 5/21/10 Closed 1,000,000 0.00 0.00 0.00 2007 Ford Explorer - damage to passenger side grille and quarter panel AL - PD VESSW US SW East Region 21445 Sedgwick 201001006020001 William Latham 1/6/10 1/22/10 Closed 1,000,000 0.00 0.00 0.00 Damage to claimant Suzuki Grand Vitara 2001. Left rear door and side windows. AL - PD VESSW US SW East Region 21445 Sedgwick 201001027780001 Frank Amoresano 1/28/10 2/16/10 Closed 1,000,000 907.08 0.00 907.08 Damage to 2003 Kia. Front bumper scracthed. AL - PD VESSW US SW East Region 21445 Sedgwick 201002015650001 Wayne Surgical Center 2/12/10 3/15/10 Closed 1,000,000 5,965.00 0.00 5,965.00 Damage to claimant building. Damage to building overhang and aluminum siding. AL - PD VESSW US SW East Region 21445 Sedgwick 201002017170001 Verizon 2/15/10 4/12/10 Closed 1,000,000 0.00 0.00 0.00 Damaged hook/bracket on wire. AL - PD VESSW US SW East Region 21445 Sedgwick 201003006120001 Warren Phillips 3/3/10 7/20/10 Closed 1,000,000 20.45 0.00 20.45 Cracked windshield - 2001 Honda Civic AL - PD VESSW US SW East Region 21445 Sedgwick 201003023390001 Evelyn Hensel 3/24/10 7/6/10 Closed 1,000,000 10,343.33 0.00 10,343.33 Damage to 2008 Chevy Malibu. Passenger side rear door and quarter panel. AL - PD VESSW US SW East Region 21445 Sedgwick 201004005490001 Jersey Central Powerand Light 4/5/10 8/6/10 Closed 1,000,000 5,092.72 0.00 5,092.72 Broken pole was replaced. AL - PD VESSW US SW East Region 21445 Sedgwick 201006003040001 Chand Plaza 6/1/10 11/16/10 Closed 1,000,000 0.00 0.00 0.00 Damages to a pole. AL - PD VESSW US SW East Region 21460 Sedgwick 200908075640001 Sons Of Italy #454 8/13/09 9/2/09 Closed 1,000,000 1,099.79 0.00 1,099.79 Broken power wire. AL - PD VESSW US SW East Region 21460 Sedgwick 200908102550001 Damian Pratt 8/17/09 9/9/09 Closed 1,000,000 2,318.25 0.00 2,318.25 Damage to 94’ Cavalier - left front fender, door and mirror damaged. AL - PD VESSW US SW East Region 21460 Sedgwick 200908147990001 Rosan Oldham 8/25/09 10/13/09 Closed 1,000,000 1,109.78 0.00 1,109.78 Damage to electrical entrance. Electrician work needed. AL - PD VESSW US SW East Region 21460 Sedgwick 200908147990002 Allegheny Power 8/25/09 11/16/09 Closed 1,000,000 1,295.61 0.00 1,295.61 Damage to power lines. Repairs needed. AL - PD VESSW US SW East Region 21460 Sedgwick 200910144150001 Tru-copy Printing 10/26/09 11/6/09 Closed 1,000,000 875.00 0.00 875.00 Damage to claimant building. Concrete block on exterior and drywall repair. AL - PD VESSW US SW East Region 21460 Sedgwick 200911039980001 Patricia Balzer 11/18/09 12/22/09 Closed 1,000,000 729.62 0.00 729.62 2008 Ford Pick-up - damage to hood, dents, and scratches AL - PD VESSW US SW East Region 21460 Sedgwick 201004028190001 Duke Energy 4/27/10 7/16/10 Closed 1,000,000 3,826.37 0.00 3,826.37 Dented/bent security gate. AL - PD VESSW US SW East Region 21460 Sedgwick 201005014390001 Hugh Elder 5/7/10 5/20/10 Closed 1,000,000 1,353.95 0.00 1,353.95 1992 Ford Ranger - dented door, hood and puntured tire. AL - PD VESSW US SW East Region 21470 Sedgwick 200907083690001 Penelec Energy 7/13/09 8/18/09 Closed 1,000,000 3,108.18 0.00 3,108.18 Power pole and wires were knocked over. AL - PD VESSW US SW East Region 21470 Sedgwick 200907083690002 Mark Hoopsick 7/13/09 12/4/09 Closed 1,000,000 44,413.70 0.00 44,413.70 Severe damage to yard, porch, front wall of house. AL - PD VESSW US SW East Region 21470 Sedgwick 200907083690003 Gloria Jasper 7/13/09 9/18/09 Closed 1,000,000 5,638.61 0.00 5,638.61 Damage to yard, house pillar and soffett/gutter. AL - PD VESSW US SW East Region 21470 Sedgwick 200908062450001 Marcella Orange 8/10/09 8/26/09 Closed 1,000,000 2,078.29 0.00 2,078.29 200 Chevy Cavalier -Damage to hood, roof, and windshield. Dents and scratches. AL - PD VESSW US SW East Region 21470 Sedgwick 200910134950001 Chlvie Stephenson 10/26/09 11/13/09 Closed 1,000,000 2,849.10 0.00 2,849.10 The driver was backing down Elk Street when he hit a parked car. AL - PD VESSW US SW East Region 21470 Sedgwick 200911032240001 John Kosempa 11/16/09 12/17/09 Closed 1,000,000 3,848.17 0.00 3,848.17 Damage to 98’ Buick LeSabre. Left front fender and door. AL - PD VESSW US SW East Region 21470 Sedgwick 200912010840001 Jean Autrey 12/9/09 3/29/10 Closed 1,000,000 650.00 0.00 650.00 2000 Ford Taurus - dent to bumper and hood AL - PD VESSW US SW East Region 21470 Sedgwick 200912014500001 Tammy Sheeley 12/14/09 1/12/10 Closed 1,000,000 10,233.50 0.00 10,233.50 2000 GMC SUV passenger side damage. AL - PD VESSW US SW East Region 21470 Sedgwick 200912028460001 City Of Du Bois 12/24/09 9/29/10 Closed 1,000,000 79,254.40 0.00 79,254.40 City of Du Bois - traffic light pole and lights/costs to direct traffic flow

Solid Waste AL, GL, WC Claim List 7/1/09 - 5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL - PD VESSW US SW East Region 21470 Sedgwick 201001020980001 Pa Dept Of Transportation 1/22/10 2/18/10 Closed 1,000,000 153.00 0.00 153.00 PA Dept of Transportation has an invoice for the men sent out to clean up. AL - PD VESSW US SW East Region 21470 Sedgwick 201001024160001 Mike Barnhart 1/26/10 3/24/10 Closed 1,000,000 2,932.78 0.00 2,932.78 Damage to 2005 Chevy Malibu. Front Fender, door, mirror. AL - PD VESSW US SW East Region 21470 Sedgwick 201002006560001 Cli Tranpsort 2/3/10 2/26/10 Closed 1,000,000 2,734.68 0.00 2,734.68 Damage to claimant tanker trailer. Passenger side rear damage. AL - PD VESSW US SW East Region 21470 Sedgwick 201002023900001 Valley Oral Surgeons 2/17/10 3/1/10 Closed 1,000,000 0.00 0.00 0.00 Bent overhang/roof on building. AL - PD VESSW US SW East Region 21470 Sedgwick 201003000250001 James Caldwell 3/1/10 3/3/10 Closed 1,000,000 596.36 0.00 596.36 2000 Dodge Pickup. Left fender dented. AL - PD VESSW US SW East Region 21470 Sedgwick 201004012060001 Jerry Kays 3/18/10 9/9/10 Closed 1,000,000 0.00 0.00 0.00 Cracked windshield on clmt vehicle. AL - PD VESSW US SW East Region 21470 Sedgwick 201005026220001 Allegheny Power 5/25/10 12/8/10 Closed 1,000,000 0.00 0.00 0.00 Wires pulled down and also damages to the pole. AL - PD VESSW US SW East Region 21470 Sedgwick 201005026220002 Windstream Pennsylvania Inc. 5/25/10 12/22/10 Closed 1,000,000 0.00 0.00 0.00 Damages to wires and utility pole AL - PD VESSW US SW East Region 21470 Sedgwick 201103009780001 James Strouse 1/18/10 7/25/11 Closed 1,000,000 2,227.33 0.00 2,227.33 Alleged damages to claimant’s driveway. AL - PD VESSW US SW East Region 21472 Sedgwick 201003017790001 Jerry Deemer 3/18/10 4/2/10 Closed 1,000,000 1,585.65 0.00 1,585.65 Damage to 1998 GMC Pickup Truck. Bug shield and front fender/bumper scratch. AL - PD VESSW US SW East Region 21480 Sedgwick 201004030060001 Verizon 4/27/10 10/18/10 Closed 1,000,000 0.00 0.00 0.00 Overhead wires were pulled down (broken) and were replaced. AL - PD VESSW US SW East Region 21485 Sedgwick 201004020200001 David Cowles 4/19/10 6/7/10 Closed 1,000,000 3,502.49 0.00 3,502.49 1995 Ford Explorer - broken rear window, hatch and dented fender. AL - PD VESSW US SW East Region 21495 Sedgwick 200907094230001 Angela Robertson 7/15/09 9/8/09 Closed 1,000,000 9,275.49 0.00 9,275.49 Damage to whole front end of vehicle. Front bumper, hood, lights, engine. AL - PD VESSW US SW East Region 21495 Sedgwick 200909123750001 Larry Tillison 9/18/09 10/2/09 Closed 1,000,000 233.35 0.00 233.35 Damage to front bumper of 71’ Chevy Pickup AL - PD VESSW US SW East Region 21495 Sedgwick 200910040600001 Melissa Rich 10/5/09 12/21/09 Closed 1,000,000 0.00 0.00 0.00 DENY CLAIM- Claimant came to office at landfill and said that something hit AL - PD VESSW US SW East Region 21495 Sedgwick 201002020490001 First Baptist Churchof Alalbama 2/18/10 3/18/10 Closed 1,000,000 1,635.36 0.00 1,635.36 Damage to 1997 Ford Club Wagon. Front passenger side City headlight and grill area. AL - PD VESSW US SW East Region 21495 Sedgwick 201004023010001 Emily Chappell 4/23/10 5/19/10 Closed 1,000,000 5,059.70 0.00 5,059.70 2004 Ford F 150 front end damage. AL - PD VESSW US SW East Region 21505 Sedgwick 200907076660001 Luther Palmer 7/13/09 7/21/09 Closed 1,000,000 827.67 0.00 827.67 Scratch/dent to quarter panel on 1998 Dodge Ram AL - PD VESSW US SW East Region 21505 Sedgwick 200908062650001 Bcm Partners 8/11/09 11/3/09 Closed 1,000,000 0.00 0.00 0.00 Side of concrete corral has separated from the rest of the corral. No cracks. AL - PD VESSW US SW East Region 21505 Sedgwick 200908183290001 Denise Rawlins 8/31/09 9/28/09 Closed 1,000,000 1,312.65 0.00 1,312.65 Power pole was broken & meter box was damaged - both will be replaced. AL - PD VESSW US SW East Region 21505 Sedgwick 200910008490001 Sears 8/31/09 5/17/10 Closed 1,000,000 1,000.00 0.00 1,000.00 Compactor unit damage AL - PD VESSW US SW East Region 21505 Sedgwick 200910147750001 Lajuana Woods 10/28/09 4/29/10 Closed 1,000,000 0.00 0.00 0.00 Cracked section of concrete curbing in claimant’s parking lot. AL - PD VESSW US SW East Region 21505 Sedgwick 200910160500001 Five Points Laundry 10/28/09 12/21/09 Closed 1,000,000 0.00 0.00 0.00 Chain link fence bent. AL - PD VESSW US SW East Region 21505 Sedgwick 200911037890001 Janette Hanner 11/12/09 2/12/10 Closed 1,000,000 0.00 0.00 0.00 Crack in concrete driveway AL - PD VESSW US SW East Region 21505 Sedgwick 200912014130001 David Ivey 12/11/09 1/7/10 Closed 1,000,000 615.00 0.00 615.00 Bent chain link fence posts. AL - PD VESSW US SW East Region 21505 Sedgwick 201001010520001 Schuster Enterprisesinc. 12/24/09 4/26/10 Closed 1,000,000 11,521.52 0.00 11,521.52 Enclosure/corral is cracked. AL - PD VESSW US SW East Region 21505 Sedgwick 201001012790001 Exopack Consumer Plastics 1/14/10 2/15/10 Closed 1,000,000 3,559.80 0.00 3,559.80 Damage to garage door, wall, rails, trim. AL - PD VESSW US SW East Region 21505 Sedgwick 201002003670001 Earl Harrison 1/29/10 3/29/11 Closed 1,000,000 2,300.50 0.00 2,300.50 Several deep ruts in lawn. AL - PD VESSW US SW East Region 21505 Sedgwick 201002010220001 Schuster Enterprises 1/28/10 3/10/10 Closed 1,000,000 850.00 0.00 850.00 Damage to roof on dumpster enclosure. AL - PD VESSW US SW East Region 21505 Sedgwick 201002010220002 Schuster Enterprises 1/28/10 3/8/10 Closed 1,000,000 850.00 0.00 850.00 Dented roof/beams on the claimant’s dumpster enclosure AL - PD VESSW US SW East Region 21505 Sedgwick 201003011760001 Britt Knight 3/12/10 4/14/10 Closed 1,000,000 0.00 0.00 0.00 Keypad/post needs to be replaced. AL - PD VESSW US SW East Region 21505 Sedgwick 201004021210001 Sumter Emc 4/20/10 4/30/10 Closed 1,000,000 0.00 0.00 0.00 Wood pole is leaning and has some chipping. AL - PD VESSW US SW East Region 21505 Sedgwick 201006015120001 Salvation Army 6/15/10 8/19/10 Closed 1,000,000 750.00 0.00 750.00 Damage to corner of building - shingles & fascia. AL - PD VESSW US SW East Region 21520 Sedgwick 200907013030001 Wayne Payne 7/2/09 7/22/09 Closed 1,000,000 3,163.43 0.00 3,163.43 Dented rear p/s quarter panel, running board and taillight assembly. AL - PD VESSW US SW East Region 21520 Sedgwick 200907153370001 Donna Carr 7/23/09 10/26/09 Closed 1,000,000 0.00 0.00 0.00 Damage to middle of winshield cracked needs repairing. AL - PD VESSW US SW East Region 21520 Sedgwick 200907153550001 Phenix Plaza 7/24/09 8/27/09 Closed 1,000,000 9,760.35 0.00 9,760.35 Damage to side of building. Cracked near rear of building. AL - PD VESSW US SW East Region 21520 Sedgwick 200908124560001 Sherry Brinson 8/20/09 1/21/10 Closed 1,000,000 691.97 0.00 691.97 IV bumped vehicle at redlight, causing a dent in rear bumper AL - PD VESSW US SW East Region 21520 Sedgwick 200908170280001 Susan Lightle 8/12/09 10/29/09 Closed 1,000,000 0.00 0.00 0.00 Cracked windshield on claimant vehicle.

Solid Waste AL, GL, WC Claim List 7/1/09 - 5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL - PD VESSW US SW East Region 21520 Sedgwick 201001007330001 Mandi Odum 1/8/10 3/5/10 Closed 1,000,000 0.00 0.00 0.00 Scratched window trim on d/s of claimant’s 2007 Trailblazer AL - PD VESSW US SW East Region 21520 Sedgwick 201001017060001 Steeple Crest Apartments 1/18/10 2/26/10 Closed 1,000,000 750.00 0.00 750.00 Damage to brick column. Few bricks were knocked off column/cracked base. AL - PD VESSW US SW East Region 21520 Sedgwick 201003017680001 Advanced Weight Lossclinic 3/18/10 4/21/10 Closed 1,000,000 631.87 0.00 631.87 Damage to meter box and weather head. Pulled away from building. AL - PD VESSW US SW East Region 21520 Sedgwick 201004002370001 Oakwood Apartments 4/1/10 6/25/10 Closed 1,000,000 0.00 0.00 0.00 Siding was pulled from building AL - PD VESSW US SW East Region 21520 Sedgwick 201005001150001 Camilo Escalera 5/3/10 7/7/10 Closed 1,000,000 879.17 0.00 879.17 1996 Nissan Pathfinder driver side marker light and fender. AL - PD VESSW US SW East Region 21520 Sedgwick 201005011350001 Carey Lawton 5/11/10 8/11/10 Closed 1,000,000 0.00 0.00 0.00 1997 BMW - cracked windshield. AL - PD VESSW US SW East Region 21520 Sedgwick 201006006560001 John Deer Landscapes 6/3/10 7/19/10 Closed 1,000,000 1,071.23 0.00 1,071.23 Broken outdoor fire place. AL - PD VESSW US SW East Region 21535 Sedgwick 200907057790001 San Mirage 7/6/09 8/10/09 Closed 1,000,000 1,500.00 0.00 1,500.00 Damage to hand rail and lines off compactor. Hand rail needs repairs. AL - PD VESSW US SW East Region 21535 Sedgwick 200908113730001 Humphrey Williams 8/18/09 9/28/09 Closed 1,000,000 482.58 0.00 482.58 Dent to rear bumper on driver’s side (2000 GMC Sonoma) AL - PD VESSW US SW East Region 21535 Sedgwick 200908148660001 Nicole Delorenzo 8/24/09 9/29/09 Closed 1,000,000 2,429.40 0.00 2,429.40 Toyota Echo front end damage. AL - PD VESSW US SW East Region 21535 Sedgwick 200908171720001 Edward Schaft 8/27/09 1/12/10 Closed 1,000,000 15.00 0.00 15.00 Damage to claimant’s passenger side rear (scratches) AL - PD VESSW US SW East Region 21535 Sedgwick 200909101450001 Trooper Turner 9/17/09 9/28/09 Closed 1,000,000 2,318.52 0.00 2,318.52 Damage to Chevy Pickup. Rear Drivers side near tail light. AL - PD VESSW US SW East Region 21535 Sedgwick 200909103950001 Peter Donald 9/17/09 11/30/09 Closed 1,000,000 1,880.00 0.00 1,880.00 Collapse Cement Driveway. Repairs needed. AL - PD VESSW US SW East Region 21535 Sedgwick 200910161600001 Mohammed Usman 10/30/09 11/12/09 Closed 1,000,000 1,801.14 0.00 1,801.14 Damage to 2002 Lexus bumper and head lights. AL - PD VESSW US SW East Region 21535 Sedgwick 200910161600002 Caridad Acosta 10/30/09 3/31/10 Closed 1,000,000 3,966.84 0.00 3,966.84 Damage to front bumper of claimant’s 2008 Honda. AL - PD VESSW US SW East Region 21535 Sedgwick 200911016070001 Pelican Landing Community 11/5/09 1/22/10 Closed 1,000,000 2,992.00 0.00 2,992.00 Damage to corner of the roof on the guard house of a Association community association AL - PD VESSW US SW East Region 21535 Sedgwick 200911016310001 Holiday Condo 11/4/09 12/21/09 Closed 1,000,000 840.85 0.00 840.85 damage to entry gate arm AL - PD VESSW US SW East Region 21535 Sedgwick 200912017560001 Jose Colon 12/14/09 1/8/10 Closed 1,000,000 849.98 0.00 849.98 Damage to claimant’s basketball hoop. Pole broke at base as well as back board. AL - PD VESSW US SW East Region 21535 Sedgwick 200912019100001 Caper Beach Club 12/12/09 6/16/10 Closed 1,000,000 3,824.00 0.00 3,824.00 Oil damage to pavers/concrete. AL - PD VESSW US SW East Region 21535 Sedgwick 201001004900001 Florida Power & Light 1/4/10 3/8/10 Closed 1,000,000 4,162.16 0.00 4,162.16 Wires & pole were taken down by truck. AL - PD VESSW US SW East Region 21535 Sedgwick 201001006220001 Linwood Mckenney 1/6/10 2/2/10 Closed 1,000,000 1,338.93 0.00 1,338.93 2002 Escalade - Grille was pushed in, possible damage to front bumper area. AL - PD VESSW US SW East Region 21535 Sedgwick 201002008870001 Raymond Hindrichs 2/5/10 10/19/10 Closed 1,000,000 15.00 0.00 15.00 2001 Buick - dented rear passenger side quarter panel. AL - PD VESSW US SW East Region 21535 Sedgwick 201002012340001 Ramiro Ramirez 2/10/10 8/2/10 Closed 1,000,000 92.50 0.00 92.50 1997 Chrysler Passenger Car - passenger side/right side and front entire fender AL - PD VESSW US SW East Region 21535 Sedgwick 201002014450001 Lee County Utilities 2/11/10 3/11/10 Closed 1,000,000 0.00 0.00 0.00 Broken underground water pipe. AL - PD VESSW US SW East Region 21535 Sedgwick 201003006880001 Bernice Holstein 3/4/10 8/5/10 Closed 1,000,000 0.00 0.00 0.00 Damage to claimant’s 1996 Saturn. Front Left side. AL - PD VESSW US SW East Region 21535 Sedgwick 201004012580001 Walgreens 4/12/10 6/2/10 Closed 1,000,000 1,493.54 0.00 1,493.54 2006 Cobalt front driver side broken light and fender AL - PD VESSW US SW East Region 21535 Sedgwick 201004023290001 Fpl 4/22/10 9/2/10 Closed 1,000,000 0.00 0.00 0.00 Low hanging overhead lines caught - broke and fell to ground AL - PD VESSW US SW East Region 21535 Sedgwick 201004028930001 The Citadel Condominiums 4/28/10 6/29/10 Closed 1,000,000 1,700.00 0.00 1,700.00 Damaged corner/roof tiles and siding. AL - PD VESSW US SW East Region 21535 Sedgwick 201006005310001 Errol Mundle 6/3/10 6/11/10 Closed 1,000,000 625.00 0.00 625.00 Damage to utility trailer AL - PD VESSW US SW East Region 21535 Sedgwick 201006012290001 Henry Dickinson 5/19/10 7/6/10 Closed 1,000,000 1,200.00 0.00 1,200.00 Hydraullic hose spill - stain to private roadway AL - PD VESSW US SW East Region 21535 Sedgwick 201006012350001 James Brunco 6/9/10 6/28/10 Closed 1,000,000 4,232.49 0.00 4,232.49 2002 Chrysler mini van front damage AL - PD VESSW US SW East Region 21535 Sedgwick 201006016500001 Rc Otters 5/26/10 7/1/10 Closed 1,000,000 1,807.30 0.00 1,807.30 Damage to restaurant sign AL - PD VESSW US SW East Region 21535 Sedgwick 201006025320001 Nancy Davis 6/23/10 8/5/10 Closed 1,000,000 6,339.45 0.00 6,339.45 2007 Toyota - damage to rear bumper, trunk and taillight AL - PD VESSW US SW East Region 21540 Sedgwick 200911044680001 Lisa Bankert 11/24/09 8/31/10 Closed 1,000,000 1,798.30 0.00 1,798.30 Damage to claimant Volvo - scratches to p/s rear door AL - PD VESSW US SW East Region 21540 Sedgwick 201001015680001 Michael Salvatore 1/14/10 3/9/10 Closed 1,000,000 8.90 0.00 8.90 Crack to windshield on 1999 Mercury. AL - PD VESSW US SW East Region 21540 Sedgwick 201001020030001 Robert Anderson 1/20/10 8/4/10 Closed 1,000,000 8.90 0.00 8.90 Multiple rear end damages.

Solid Waste AL, GL, WC Claim List 7/1/09 - 5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL - PD VESSW US SW East Region 21550 Sedgwick 200909001290001 Beacon Reef Condominiums 8/31/09 10/13/09 Closed 1,000,000 545.00 0.00 545.00 Gate frame was bent and was fixed immediately (for security purposes). AL - PD VESSW US SW East Region 21550 Sedgwick 201002003470001 Palms Of Islamorada 2/2/10 2/23/10 Closed 1,000,000 1,450.00 0.00 1,450.00 Concrete pillar was knocked down, and will need to be replaced. AL - PD VESSW US SW East Region 21550 Sedgwick 201003023230001 Florida Keys Electrical Coop 3/24/10 5/17/10 Closed 1,000,000 9,169.41 0.00 9,169.41 Power Pole - broken off AL - PD VESSW US SW East Region 21550 Sedgwick 201003023230002 Phoenix Loss Control, Inc For 3/24/10 4/19/10 Closed 1,000,000 844.14 0.00 844.14 Damage to aerial cable span AL - PD VESSW US SW East Region 21555 Sedgwick 200907060530001 James & Amber Erickson 7/9/09 3/11/10 Closed 1,000,000 29.25 0.00 29.25 Total loss of 1998 Ford Ranger - dented & crushed on passenger side. AL - PD VESSW US SW East Region 21555 Sedgwick 201001006050001 Bridgette Booker 1/7/10 2/5/10 Closed 1,000,000 5,105.95 0.00 5,105.95 Nissan Maxima scratched sides, hood, front bumper, sunroof and windshield damage AL - PD VESSW US SW East Region 21555 Sedgwick 201001006050002 Wayne County 1/7/10 1/18/10 Closed 1,000,000 100.74 0.00 100.74 County Stop sign knocked down. AL - PD VESSW US SW East Region 21555 Sedgwick 201001006050003 Windstream Communications Inc 1/7/10 5/26/10 Closed 1,000,000 4,350.00 0.00 4,350.00 Telephone box knocked down. AL - PD VESSW US SW East Region 21555 Sedgwick 201001006050004 Kenneth Tyre 1/7/10 1/20/10 Closed 1,000,000 500.00 0.00 500.00 Electric fence damage from vehicle collision. AL - PD VESSW US SW East Region 21555 Sedgwick 201001012100001 Harris Real Estate,inc 12/21/09 3/15/10 Closed 1,000,000 0.00 0.00 0.00 Damaged septic tank AL - PD VESSW US SW East Region 21560 Sedgwick 200907169640001 Jonathon Tindle 7/27/09 12/14/09 Closed 1,000,000 13,857.44 0.00 13,857.44 2005 Toyota ForeRunner - damage to rear quarter panel, tires, rear hatch, glass AL - PD VESSW US SW East Region 21560 Sedgwick 200907199440001 Nina Boockholdt 7/30/09 8/18/09 Closed 1,000,000 2,595.39 0.00 2,595.39 1999 BMW Sedan - damage to the driver’s side front quarter panel AL - PD VESSW US SW East Region 21560 Sedgwick 200910099890001 Camelia Williams 10/19/09 3/3/10 Closed 1,000,000 5,620.83 0.00 5,620.83 02 Caravan has damaged rear bumper, fender, glass - pushed into a Ford Windstar AL - PD VESSW US SW East Region 21560 Sedgwick 201001021950001 Leigh Ann Hitt 1/20/10 2/22/10 Closed 1,000,000 4,474.51 0.00 4,474.51 2005 Honda Civic - damage to front bumper, tires undercarriage, fenders AL - PD VESSW US SW East Region 21560 Sedgwick 201001021950002 Debra Lide 1/20/10 2/1/10 Closed 1,000,000 1,068.82 0.00 1,068.82 2002 Lincoln - damage to d/s tire and panels, possible undercarriage. AL - PD VESSW US SW East Region 21560 Sedgwick 201004003920001 Ulysses Anderson 4/2/10 4/26/10 Closed 1,000,000 500.00 0.00 500.00 Damage to claimant’s 2004 Kia Optima. D/S front bumper - scuffs/paint chip AL - PD VESSW US SW East Region 21560 Sedgwick 201004013570001 Wal-mart 4/13/10 2/24/11 Closed 1,000,000 7,500.00 0.00 7,500.00 Outside cinder block wall damage. 5x3 sq. ft. area. AL - PD VESSW US SW East Region 21560 Sedgwick 201004020640001 Jamarr Willis 4/20/10 3/9/11 Closed 1,000,000 1,924.60 0.00 1,924.60 1999 Mitsibishi Eclipse - damage to front end AL - PD VESSW US SW East Region 21560 Sedgwick 201006016540001 Susie Dyer 6/15/10 8/2/10 Closed 1,000,000 2,772.50 0.00 2,772.50 1994 Isuzu Rodeo frong end damage AL - PD VESSW US SW East Region 21565 Sedgwick 201001023780001 Barry Burlison 1/25/10 3/18/10 Closed 1,000,000 1,426.55 0.00 1,426.55 2002 GMC Pick-up - damage to the front bumper and grill AL - PD VESSW US SW East Region 21565 Sedgwick 201003006860001 John Stevens 3/4/10 5/4/10 Closed 1,000,000 0.00 0.00 0.00 Dent/scuffs to rear p/s quarter panel on 2007 GMC Yukon AL - PD VESSW US SW East Region 21565 Sedgwick 201003009100001 Ingrid Rockefeller 3/9/10 4/20/10 Closed 1,000,000 1,000.00 0.00 1,000.00 Damaged septic tank (underground) AL - PD VESSW US SW East Region 21565 Sedgwick 201006015940001 Raven’s Nest 6/15/10 6/23/10 Closed 1,000,000 0.00 0.00 0.00 Unknown damage - possibly piping AL - PD VESSW US SW East Region 21575 Sedgwick 200909050550001 Shantrella Adams 9/9/09 1/13/10 Closed 1,000,000 20.45 0.00 20.45 Damage to back bumper of claimant vehicle. AL - PD VESSW US SW East Region 21575 Sedgwick 201004005540001 Edward Mena 4/6/10 8/31/10 Closed 1,000,000 4,120.16 0.00 4,120.16 Damage to 2010 Harley Davidson Altra Classic. Rear saddle bags, cosmetic chrome AL - PD VESSW US SW East Region 21575 Sedgwick 201006026600001 Gloria Ferrand 6/24/10 2/21/11 Closed 1,000,000 4,463.73 0.00 4,463.73 rear end collision 2005 Toyota Rav 4. AL - PD VESSW US SW East Region 21580 Sedgwick 200908127540001 Palm Beach County Sheriff 8/20/09 11/5/09 Closed 1,000,000 4,761.36 0.00 4,761.36 Major front end damage to the Sheriff’s Dept. cruiser - towed from scene. AL - PD VESSW US SW East Region 21580 Sedgwick 201003016710001 Jack Swing 3/17/10 5/20/10 Closed 1,000,000 10.45 0.00 10.45 Damage to claimant’s 2005 GMC Van. Dent in rear door. AL - PD VESSW US SW East Region 21585 Sedgwick 200907094420001 Brenda Wainwright 7/13/09 9/29/09 Closed 1,000,000 0.00 0.00 0.00 Cracked windshield AL - PD VESSW US SW East Region 21585 Sedgwick 201001016030001 Charles Dickinson 1/18/10 2/11/10 Closed 1,000,000 1,471.82 0.00 1,471.82 2004 Chevrolet Pick-up - extensive damage to the front of the vehicle. AL - PD VESSW US SW East Region 21590 Sedgwick 200912001210001 Ian Auvil 12/1/09 3/18/10 Closed 1,000,000 9,153.44 0.00 9,153.44 Front End damage to 2003 Dodge Durango. AL - PD VESSW US SW East Region 21590 Sedgwick 201005012800001 Tammy Gillis 5/12/10 7/15/10 Closed 1,000,000 5,278.03 0.00 5,278.03 2005 Volvo front end damage. AL - PD VESSW US SW East Region 21605 Sedgwick 200907011480001 City Of Groveland 7/2/09 8/6/09 Closed 1,000,000 436.85 0.00 436.85 Damage to fire hydrant. Broke off at Base. AL - PD VESSW US SW East Region 21610 Sedgwick 200907078160001 Katie Holloway 7/13/09 7/28/09 Closed 1,000,000 1,004.43 0.00 1,004.43 Cracked d/s fender and side mirror damage. AL - PD VESSW US SW East Region 21610 Sedgwick 201001022500001 Bernard Walker 1/25/10 2/25/10 Closed 1,000,000 6,160.40 0.00 6,160.40 2003 Altima front end damage. Vehicle not driveable. AL - PD VESSW US SW East Region 21610 Sedgwick 201004021730001 Tim Mcguire 4/22/10 6/23/10 Closed 1,000,000 15.45 0.00 15.45 1999 Dodge intrepid passenger side sideswipe damage AL - PD VESSW US SW East Region 21620 Sedgwick 201006019310001 Tripp Powell 6/18/10 8/19/10 Closed 1,000,000 8,656.72 0.00 8,656.72 Awning/roof damage (over gas pump area).

Solid Waste AL, GL, WC Claim List 7/1/09 - 5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL - PD VESSW US SW East Region 21625 Sedgwick 200907100280001 Guy Starling 7/15/09 10/21/09 Closed 1,000,000 0.00 0.00 0.00 White liquid splattered onto claimant vehicle. AL - PD VESSW US SW East Region 21625 Sedgwick 200911022250001 Georgia Power 11/9/09 11/13/09 Closed 1,000,000 0.00 0.00 0.00 Wire on pole was knocked down. AL - PD VESSW US SW East Region 21625 Sedgwick 201003002490001 Lowndes County 3/2/10 4/13/10 Closed 1,000,000 15.45 0.00 15.45 School bus side scratch 2.5’ long. AL - PD VESSW US SW East Region 21625 Sedgwick 201006015300001 Millie & Michael Sopt 5/20/10 6/21/10 Closed 1,000,000 303.78 0.00 303.78 Damaged mailbox AL 2,178,767.57 1,672,969.74 3,851,737.31 GL GL - BI VESSW US SW Central Region 21170 Sedgwick B064607940000201 George Hayes 3/9/10 Open 250,000 3,631.40 31,368.60 35,000.00 Slip and fall outside fracture. GL - BI VESSW US SW Central Region 21345 Sedgwick 201002002060001 George Sangurina 1/29/10 9/20/10 Closed 250,000 4,375.25 0.00 4,375.25 a driver was on the ground unconscious with a possible head injury. GL - BI VESSW US SW Central Region 21345 Sedgwick 201004021970001 Donald Murdoch 4/22/10 10/12/10 Closed 250,000 0.00 0.00 0.00 Left ring finger was amputated. GL - BI VESSW US SW Central Region 21395 Sedgwick 201005008510001 Chong Yun 5/10/10 5/27/10 Closed 250,000 700.00 0.00 700.00 Scrape to forehead/broken glasses GL - BI VESSW US SW East Region 21010 Sedgwick 200907039060001 Richard Prokop 7/6/09 9/26/11 Closed 250,000 37,488.70 0.00 37,488.70 Cut on the head, fractured vertebrae. GL - BI VESSW US SW East Region 21010 Sedgwick 200907091490001 Dennis Deron 7/14/09 Reopen 250,000 1,189.40 0.00 1,189.40 Clmt alleges soreness to back, groin and rib areas. GL - BI VESSW US SW East Region 21010 Sedgwick 200908005120001 Francis Donaldson 7/31/09 1/25/10 Closed 250,000 6.85 0.00 6.85 Broken hip and wrist. GL - BI VESSW US SW East Region 21020 Sedgwick 201004016150001 Marion Barnes 4/16/10 Open 250,000 10,678.88 16,821.12 27,500.00 Broken back - due to slip/fall GL - BI VESSW US SW East Region 21500 Sedgwick 201006019260001 Vivian Rahman 6/18/10 9/21/10 Closed 250,000 207.25 0.00 207.25 strain/sprain from fall GL - MP VESSW US SW Central Region 21170 Sedgwick 201003008800001 George Hayes 3/9/10 2/14/12 Closed 250,000 810.95 0.00 810.95 Right leg fracture GL - MP VESSW US SW East Region 21020 Sedgwick B064612462000201 Marion Barnes 4/16/10 1/18/12 Closed 250,000 0.00 0.00 0.00 Fell backwards into dumpster. GL - PD VESSW US SW Central Region 21075 Sedgwick B064618520000101 Best Enterprises 6/2/10 12/13/10 Closed 250,000 2,648.00 0.00 2,648.00 Dent on mirror, broken door and damages to metal step. GL - PD VESSW US SW Central Region 21190 Sedgwick 200912004440001 Relda Real Estate 12/3/09 1/20/10 Closed 250,000 416.67 0.00 416.67 Alleged damage (dents) to meter box. GL - PD VESSW US SW Central Region 21190 Sedgwick 201003028070001 Carnica, Inc. 3/30/10 7/13/10 Closed 250,000 1,250.00 0.00 1,250.00 Damaged siding on building. GL - PD VESSW US SW Central Region 21225 Sedgwick 200910085010001 Sunny Side Up 10/15/09 11/19/09 Closed 250,000 0.00 0.00 0.00 Gate door fell off of its hinges. GL - PD VESSW US SW Central Region 21225 Sedgwick 201004029950001 Wood Dale Sation Condominium 1/26/10 11/12/10 Closed 250,000 2,121.88 0.00 2,121.88 Cracked concrete block around garage door. GL - PD VESSW US SW Central Region 21225 Sedgwick 201006003440001 David Krause 6/1/10 7/20/10 Closed 250,000 1,189.79 0.00 1,189.79 2010 Mazda 6 - dented front p/s fender. GL - PD VESSW US SW Central Region 21225 Sedgwick 201006010080001 Aa Realty 6/9/10 9/29/10 Closed 250,000 0.00 0.00 0.00 Damage to light pole - it leans GL - PD VESSW US SW Central Region 21230 Sedgwick 201006020920001 Pods 6/14/10 7/19/10 Closed 250,000 0.00 0.00 0.00 Dented door on storage container. GL - PD VESSW US SW Central Region 21250 Sedgwick 200911044390001 Dennis Ballinger Realty 11/18/09 1/18/10 Closed 250,000 495.00 0.00 495.00 Dent/damage to sheet metal on exhaust vent. GL - PD VESSW US SW Central Region 21280 Sedgwick 200909159320001 Gary Bathke 9/28/09 10/13/09 Closed 250,000 704.90 0.00 704.90 Damage to 99’ Jee Grand Cherokee. Dent in rear fender. GL - PD VESSW US SW Central Region 21280 Sedgwick 200911034210001 Leslee Larson 10/30/09 4/28/10 Closed 250,000 0.00 0.00 0.00 Right side door damage to the claimant’s pick up truck. GL - PD VESSW US SW Central Region 21285 Sedgwick 200909123010001 Tuscany Masonry 9/21/09 11/11/09 Closed 250,000 2,706.65 0.00 2,706.65 Damage to Ford F350 - Drivers side door and window. GL - PD VESSW US SW Central Region 21310 Sedgwick 200910046340001 Shelia Wall 10/6/09 10/26/09 Closed 250,000 1,246.50 0.00 1,246.50 2002 Ford Focus - damage to front driver’s side quarter panel and mirror GL - PD VESSW US SW Central Region 21310 Sedgwick 200910046340002 Gary Egly 10/6/09 10/16/09 Closed 250,000 100.00 0.00 100.00 1995 Chevy Cavalier - dent in driver’s side front quarter panel GL - PD VESSW US SW Central Region 21310 Sedgwick 200910046340003 Elliot Meyer 10/6/09 11/6/09 Closed 250,000 1,239.09 0.00 1,239.09 1997 Pontiac Sunfire - damage to driver’s side of vehicle. GL - PD VESSW US SW Central Region 21310 Sedgwick 200911034590001 Fred Bachmann 11/17/09 12/1/09 Closed 250,000 1,942.84 0.00 1,942.84 Damaged rim and tire on clmt’s 2009 Cadillac Escalade. GL - PD VESSW US SW Central Region 21350 Sedgwick 201004008180001 Sol Fromer 4/7/10 4/16/10 Closed 250,000 147.00 0.00 147.00 One window pane in garage door was broken. GL - PD VESSW US SW Central Region 21350 Sedgwick 201004021370001 Jake Jenke 4/8/10 8/4/10 Closed 250,000 0.00 0.00 0.00 Passenger side door dented. GL - PD VESSW US SW Central Region 21395 Sedgwick 200909082420001 Field Fastener Supply Co. 9/14/09 10/12/09 Closed 250,000 2,128.00 0.00 2,128.00 Dented/scratched siding panels, also with green paint transfer. GL - PD VESSW US SW East Region 21445 Sedgwick 200908163620001 Tri Valley Landscaping 8/17/09 4/16/10 Closed 250,000 1,191.70 0.00 1,191.70 damage to claimant vehicle - year, make, and model and damage - unknown GL - PD VESSW US SW East Region 21445 Sedgwick 200911028760001 Michelle Rouse 11/12/09 3/18/10 Closed 250,000 0.00 0.00 0.00 Scratch to d/s front quarter panel on clmt’s vehicle. GL - PD VESSW US SW East Region 21445 Sedgwick 200912031890001 Stuart Scott 12/29/09 3/18/10 Closed 250,000 0.00 0.00 0.00 2004 Subaru Forester - dents to rear p/s door and quarter panel. GL - PD VESSW US SW East Region 21445 Sedgwick 201001014670001 Miguel Olivera 1/14/10 4/21/10 Closed 250,000 0.00 0.00 0.00 Damage to Cadillac Escalade. Scratch on passenger side rear quarter panel. GL - PD VESSW US SW East Region 21445 Sedgwick 201001026660001 Drew Coleman 1/26/10 4/26/10 Closed 250,000 0.00 0.00 0.00 Scratched driver’s side mirror on claimant vehicle.

Solid Waste AL, GL, WC Claim List 7/1/09—5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss GL—PD VESSW US SW East Region 21495 Sedgwick 200911003860001 Farrah Coley 10/28/09 1/21/10 Closed 250,000 0.00 0.00 0.00 2009 Nissan Maxima. Passenger side fender, headlight assembly. GL—PD VESSW US SW East Region 21505 Sedgwick 200911003520001 C&w Global, Inc. 10/28/09 12/17/09 Closed 250,000 302.57 0.00 302.57 The tarp pole was bent, but the tarp itself was not damaged. GL—PD VESSW US SW East Region 21550 Sedgwick 201005002070001 Harry Tish 4/30/10 9/29/10 Closed 250,000 0.00 0.00 0.00 Cadillac SUV—damage to headlight GL 78,919.27 48,189.72 127,108.99 WC WC—LT VESSW US SW Central Region 21075 Sedgwick 200911034500001 Joshua Krableanwolf 11/16/09 9/7/11 Closed 500,000 12,809.06 0.00 12,809.06 r thumb crushing/surgery WC—LT VESSW US SW Central Region 21165 Sedgwick 200907130940001 Billie Sims 7/20/09 1/13/10 Closed 500,000 2,584.75 0.00 2,584.75 r ankle contusion WC—LT VESSW US SW Central Region 21170 Sedgwick 200907048590001 David Erickson 7/7/09 9/15/09 Closed 500,000 642.88 0.00 642.88 low back strain/sprain WC—LT VESSW US SW Central Region 21170 Sedgwick 200910156180001 John Nelson 10/27/09 2/3/10 Closed 500,000 549.40 0.00 549.40 right wrist strain/sprain WC—LT VESSW US SW Central Region 21170 Sedgwick 200911003000001 Mark Gillstrom 10/30/09 5/19/10 Closed 500,000 4,409.62 0.00 4,409.62 low back strain WC—LT VESSW US SW Central Region 21170 Sedgwick 201002009850001 Gary Standly 2/5/10 3/20/12 Closed 500,000 59,454.25 0.00 59,454.25 Right shoulder Rot Cuff tears WC—LT VESSW US SW Central Region 21170 Sedgwick 201003025830001 Jose Erazo 3/27/10 5/7/10 Closed 500,000 376.18 0.00 376.18 Low back strain WC—LT VESSW US SW Central Region 21170 Sedgwick 201005003520001 Christopher Ruff 5/4/10 2/8/11 Closed 500,000 14,278.03 0.00 14,278.03 rt knee torn meniscus& popliteal cyst. WC—LT VESSW US SW Central Region 21170 Sedgwick 201006008870001 Tim Cole 6/2/10 10/6/10 Closed 500,000 7.25 0.00 7.25 Back strain WC—LT VESSW US SW Central Region 21180 Sedgwick 200909010810001 Ron Paolasini 9/2/09 12/23/09 Closed 500,000 1,634.55 0.00 1,634.55 left shoulder WC—LT VESSW US SW Central Region 21190 Sedgwick 200910115860001 Edward Wells 10/21/09 5/20/11 Closed 500,000 6,465.13 0.00 6,465.13 right shoulder strain WC—LT VESSW US SW Central Region 21190 Sedgwick 201006031340001 Brian Steele 6/22/10 1/23/12 Closed 500,000 26,086.16 0.00 26,086.16 L5-S1 herniation WC—LT VESSW US SW Central Region 21215 Sedgwick 201002010900001 Richard Brady 2/9/10 12/10/10 Closed 500,000 44,826.54 0.00 44,826.54 injury to the left hip/pelvis, left wrist and lacerated forehead WC—LT VESSW US SW Central Region 21215 Sedgwick 201005001980001 Eric James 11/6/09 Open 500,000 16,635.65 43,215.35 59,851.00 sprain/strain left shoulder/cervical WC—LT VESSW US SW Central Region 21215 Sedgwick 201005016030001 Forest Riley 5/15/10 Open 500,000 15,253.53 42,936.47 58,190.00 strain/sprain—low back-hnp l5-s1 WC—LT VESSW US SW Central Region 21215 Sedgwick 201007005330001 Christopher Ogden 11/15/09 Open 500,000 7,453.85 48,332.65 55,786.50 low back WC—LT VESSW US SW Central Region 21220 Sedgwick 201001026640001 Erika Kowalski 1/7/10 6/17/11 Closed 500,000 31,234.52 0.00 31,234.52 Strain/Sprain—Left knee WC—LT VESSW US SW Central Region 21225 Sedgwick 200907176180001 Michael Guardino 7/27/09 11/15/11 Closed 500,000 199,888.84 0.00 199,888.84 right shoulder and cervical injuries WC—LT VESSW US SW Central Region 21225 Sedgwick 200909135110001 Ronald Jagers 9/24/09 5/10/10 Closed 500,000 14,180.06 0.00 14,180.06 r little finger WC—LT VESSW US SW Central Region 21225 Sedgwick 201003008030001 William Bulthuis 2/16/10 4/26/12 Closed 500,000 69,492.68 0.00 69,492.68 Left shoulder strain/sprain WC—LT VESSW US SW Central Region 21225 Sedgwick 201004029880001 Jeffery Hughes 4/29/10 8/15/11 Closed 500,000 45,654.34 0.00 45,654.34 left shoulder rotator cuff tear WC—LT VESSW US SW Central Region 21225 Sedgwick 201005015720001 Joseph Campagna 5/11/10 Reopen 500,000 122,365.21 224,037.34 346,402.55 left shoulder scaulothoracic bursectomy & discectomy and fusion C6-7 WC—LT VESSW US SW Central Region 21225 Sedgwick 201005018150001 Jerry Petrowski 5/17/10 7/27/11 Closed 500,000 8,422.22 0.00 8,422.22 R wrist WC—LT VESSW US SW Central Region 21230 Sedgwick 200908126550001 Joaquin Tello 8/20/09 Open 500,000 9,861.04 1,397.34 11,258.38 vascular condition WC—LT VESSW US SW Central Region 21230 Sedgwick 200910046290001 Javier Gomez 10/8/09 2/3/10 Closed 500,000 9,990.06 0.00 9,990.06 low back strain WC—LT VESSW US SW Central Region 21230 Sedgwick 200910162010001 Michael Hathcock 10/28/09 Open 500,000 47,526.03 108,006.40 155,532.43 right knee strain/sprain WC—LT VESSW US SW Central Region 21230 Sedgwick 200912031970001 James Madden 12/29/09 Open 500,000 86,090.89 268,624.23 354,715.12 L4-L5 degenerative herniated disk WC—LT VESSW US SW Central Region 21230 Sedgwick 201001010410001 Brad Walters 1/11/10 Open 500,000 157,375.17 161,928.90 319,304.07 lumbosacral strain and left SI joint sprain. L4-5 discectomy surgery May 2011. WC—LT VESSW US SW Central Region 21230 Sedgwick 201005011310001 Jeffrey Dumas 5/11/10 7/12/10 Closed 500,000 1,009.92 0.00 1,009.92 Left Lower back-strain/sprain WC—LT VESSW US SW Central Region 21230 Sedgwick 201006020770001 Phillip Wichert 6/21/10 Open 500,000 106,457.43 108,616.15 215,073.58 Right knee contusion/strain WC—LT VESSW US SW Central Region 21230 Sedgwick B264623678000101 Michael Hathcock 5/6/10 Open 500,000 7.90 6,086.00 6,093.90 Multiple Injuries. WC—LT VESSW US SW Central Region 21245 Sedgwick 201003019830001 Patrick Duffey 1/28/10 1/21/11 Closed 500,000 18,795.24 0.00 18,795.24 Fractured—left elbow/sprain-right ankle WC—LT VESSW US SW Central Region 21245 Sedgwick 201004015410001 Edward Shackelford 4/15/10 12/30/10 Closed 500,000 10,607.30 0.00 10,607.30 laceration to left small finger WC—LT VESSW US SW Central Region 21250 Sedgwick 200908157970001 Linn Rice 8/26/09 11/4/11 Closed 500,000 25,437.24 0.00 25,437.24 r knee laceration, fracture right foot WC—LT VESSW US SW Central Region 21250 Sedgwick 200910122930001 David Grimes 10/21/09 6/4/10 Closed 500,000 306.78 0.00 306.78 sprain/strain to his back WC—LT VESSW US SW Central Region 21250 Sedgwick 200912032190001 William Moore 12/30/09 9/21/11 Closed 500,000 76,435.44 0.00 76,435.44 right shoulder and neck. WC—LT VESSW US SW Central Region 21275 Sedgwick 200908142800001 Edward Zalig 8/24/09 6/15/10 Closed 500,000 11,835.06 0.00 11,835.06 low back WC—LT VESSW US SW Central Region 21275 Sedgwick 201001001860001 Roger Laviolette 1/4/10 9/23/10 Closed 500,000 820.84 0.00 820.84 PAIN IN LEFT SHOULDER WC—LT VESSW US SW Central Region 21280 Sedgwick 200911048200001 Steven Schilling 11/28/09 6/21/10 Closed 500,000 11,757.86 0.00 11,757.86 mid thoracic back pain WC—LT VESSW US SW Central Region 21300 Sedgwick 200908032580001 Joseph Golda 8/5/09 9/17/10 Closed 500,000 19,588.95 0.00 19,588.95 Rt thumb penetration/injection injury WC—LT VESSW US SW Central Region 21300 Sedgwick 200909077450001 Bradley Benedict 9/11/09 7/28/10 Closed 500,000 39,352.51 0.00 39,352.51 strain knee (left) WC—LT VESSW US SW Central Region 21300 Sedgwick 200910164140001 Joshua Hart 10/22/09 3/29/10 Closed 500,000 891.57 0.00 891.57 pain in lower back

Solid Waste AL, GL, WC Claim List 7/1/09—5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss WC—LT VESSW US SW Central Region 21300 Sedgwick 201006011360001 Richard Bartlett 6/10/10 Open 500,000 72,914.70 10,614.50 83,529.20 Strain/Sprain right shoulder—rotator cuff tear WC—LT VESSW US SW Central Region 21305 Sedgwick 200910032550001 Thomas Collins 10/6/09 2/1/10 Closed 500,000 782.60 0.00 782.60 left shoulder strain WC—LT VESSW US SW Central Region 21310 Sedgwick 200907146740001 Shawn Foti 7/22/09 Reopen 500,000 36,277.46 47,757.38 84,034.84 left shoulder strain / surgery WC—LT VESSW US SW Central Region 21310 Sedgwick 200912023370001 Dean Ryan 12/21/09 3/10/11 Closed 500,000 43,718.69 0.00 43,718.69 left shoulder labrum tear WC—LT VESSW US SW Central Region 21310 Sedgwick 201002001710001 Michael Dean 1/29/10 9/1/10 Closed 500,000 12,058.72 0.00 12,058.72 Employee states that he felt a small pull in his abdominal early on 1/29/10 WC—LT VESSW US SW Central Region 21310 Sedgwick 201004017400001 Kevin Oldenhoff 4/16/10 Reopen 500,000 61,176.79 28,749.37 89,926.16 right shoulder strain/sprain / labrum tear WC—LT VESSW US SW Central Region 21310 Sedgwick 201006006360001 Consolaci Rodriguez 6/4/10 4/19/11 Closed 500,000 10,742.49 0.00 10,742.49 Cervical/ Neck WC—LT VESSW US SW Central Region 21310 Sedgwick 201006028000001 Kevin Oldenhoff 6/25/10 12/14/11 Closed 500,000 9,448.52 0.00 9,448.52 contusion—rib area.-lumbar strain WC—LT VESSW US SW Central Region 21350 Sedgwick 200909153030001 Nicholas Herbeck 9/28/09 12/10/09 Closed 500,000 1,030.22 0.00 1,030.22 low back WC—LT VESSW US SW Central Region 21350 Sedgwick 200910087040001 Roy Burlingame 10/14/09 2/3/10 Closed 500,000 1,099.28 0.00 1,099.28 alleged pain in left foot WC—LT VESSW US SW Central Region 21350 Sedgwick 200911003290001 Randy Sexton 11/2/09 1/14/10 Closed 500,000 1,503.62 0.00 1,503.62 LOWER BACK STRAIN WC—LT VESSW US SW Central Region 21350 Sedgwick 200911029480001 Peter Slawny 11/13/09 7/6/10 Closed 500,000 7,268.08 0.00 7,268.08 left index finger fractured WC—LT VESSW US SW Central Region 21350 Sedgwick 201001013460001 Nathan Wheatley 1/14/10 5/11/10 Closed 500,000 2,187.89 0.00 2,187.89 Strained lower back while putting hub on an axle. WC—LT VESSW US SW Central Region 21350 Sedgwick 201001016920001 Scott Fetzer 1/18/10 Open 500,000 93,935.89 17,240.12 111,176.01 Low back microdiscectomy WC—LT VESSW US SW Central Region 21350 Sedgwick 201001018740001 Kyle Galbraith 1/18/10 10/22/10 Closed 500,000 1,275.43 0.00 1,275.43 sprain/strain left shoulder WC—LT VESSW US SW Central Region 21360 Sedgwick 200908022320001 Clint Eades 7/24/09 3/9/10 Closed 500,000 8,966.31 0.00 8,966.31 Strain—Low Back WC—LT VESSW US SW Central Region 21360 Sedgwick 201005019430001 Dustin Chamberlain 5/18/10 Reopen 500,000 17,394.57 14,053.42 31,447.99 Pain leg and back WC—LT VESSW US SW Central Region 21375 Sedgwick 200908084930001 Richard Barnes 8/13/09 8/26/10 Closed 500,000 29,578.16 0.00 29,578.16 fracture/partial amputation/left ring finger/bruised left little-index finger WC—LT VESSW US SW Central Region 21375 Sedgwick 201004022580001 Michael Veerremans 4/22/10 6/29/11 Closed 500,000 36,292.12 0.00 36,292.12 left shoulder tear/surgery WC—LT VESSW US SW Central Region 21380 Sedgwick 200912010550001 Brian Sternitske 12/10/09 3/9/10 Closed 500,000 797.46 0.00 797.46 low back strain WC—LT VESSW US SW Central Region 21390 Sedgwick 201001019820001 James Burke 12/28/09 2/22/12 Closed 500,000 10,860.43 0.00 10,860.43 Left small finger radial collateral ligament tear/ left hand contusion WC—LT VESSW US SW Central Region 21390 Sedgwick 201005002770001 Timothy Stoltz 4/23/10 8/6/10 Closed 500,000 22,493.91 0.00 22,493.91 bilateral hernia WC—LT VESSW US SW Central Region 21395 Sedgwick 201001021320001 Samuel Timbush 1/22/10 12/1/11 Closed 500,000 184.43 0.00 184.43 right knee strain/ low back strain WC—LT VESSW US SW Central Region 21395 Sedgwick 201002004220001 Jeff Gallagher 2/3/10 12/14/10 Closed 500,000 32,005.21 0.00 32,005.21 broke rt ankle WC—LT VESSW US SW Central Region 21410 Sedgwick 200909120360001 Antonio Newsome 9/17/09 11/5/10 Closed 500,000 10,044.66 0.00 10,044.66 lumbar strain, not work related WC—LT VESSW US SW Central Region 21410 Sedgwick 201001026480001 Glen Yancy 1/26/10 2/1/12 Closed 500,000 4,002.63 0.00 4,002.63 bruising to the chest area WC—LT VESSW US SW Central Region 21410 Sedgwick 201003023680001 Michael Bleckler 3/23/10 8/5/11 Closed 500,000 110,334.00 0.00 110,334.00 fracture of left hip WC—LT VESSW US SW Central Region 21410 Sedgwick 201004002770001 Zachary Gleghorn 4/1/10 4/26/12 Closed 500,000 42,703.81 0.00 42,703.81 Fracture of right femur WC—LT VESSW US SW Central Region 21410 Sedgwick 201005006960001 Rafael Owens 5/5/10 Open 500,000 47,923.45 62,198.47 110,121.92 lower back strain; R shoulder tear WC—LT VESSW US SW Central Region 21410 Sedgwick 201005025430001 Deanna Neifert 5/25/10 6/6/11 Closed 500,000 56,350.13 0.00 56,350.13 carpal tunnel syndrome/bi-lateral/surgery. WC—LT VESSW US SW Central Region 21415 Sedgwick 201001004430001 Michael Dick 12/23/09 11/5/10 Closed 500,000 14,465.90 0.00 14,465.90 right knee popped/strained WC—LT VESSW US SW Central Region 21415 Sedgwick 201005005680001 Michael Dick 1/6/10 11/17/10 Closed 500,000 2,412.25 0.00 2,412.25 Abs, neck, low back, left arm, trapezius area, chest, body as a whole WC—LT VESSW US SW Central Region 21425 Sedgwick 200908145110001 David Briese 8/24/09 Open 500,000 181,603.90 320,078.52 501,682.42 Left knee meniscal tear WC—LT VESSW US SW Central Region 21425 Sedgwick 200909136210001 David Church 9/23/09 7/22/11 Closed 500,000 58,072.76 0.00 58,072.76 r shoulder strain WC—LT VESSW US SW Central Region 21425 Sedgwick 201002002640001 John Krizek 12/10/09 7/16/10 Closed 500,000 20.25 0.00 20.25 Began to feel pain in right knee while working WC—LT VESSW US SW Central Region 21425 Sedgwick 201002014160001 William Ladewig 2/5/10 Open 500,000 95,959.41 52,716.07 148,675.48 right knee/tear WC—LT VESSW US SW Central Region 21425 Sedgwick 201003022230001 David Briese 3/22/10 Open 500,000 7,838.04 1,197.27 9,035.31 Rt ankle sprain WC—LT VESSW US SW Central Region 21430 Sedgwick 200912017370001 Steven Wogsland 12/15/09 8/7/10 Closed 500,000 12,202.45 0.00 12,202.45 LEFT ANKLE bruise. WC—LT VESSW US SW Central Region 21435 Sedgwick 200907130280001 Todd Parker 7/20/09 Open 500,000 10,996.14 16,978.86 27,975.00 Right shoulder, sprian/strain. WC—LT VESSW US SW Central Region 21435 Sedgwick 201002017010001 Jon Noth 2/16/10 10/12/10 Closed 500,000 14,984.41 0.00 14,984.41 Neck injury WC—LT VESSW US SW East Region 21115 Sedgwick 200910123050001 William Vick 10/19/09 12/23/09 Closed 500,000 6.85 0.00 6.85 plantar fasciitis foot/feet WC—LT VESSW US SW East Region 21240 Sedgwick 200909090730001 Steven King 9/15/09 4/14/11 Closed 500,000 180,267.28 0.00 180,267.28 head concussion/loss of memory/left shoulder injury WC—LT VESSW US SW East Region 21325 Sedgwick 201003005040001 Richard Thompson 3/5/10 2/29/12 Closed 500,000 60,870.92 0.00 60,870.92 right rotator cuff tear/surgery WC—LT VESSW US SW East Region 21445 Sedgwick 200910001430001 John Turner 9/11/09 5/19/10 Closed 500,000 6.85 0.00 6.85 eye irritations. WC—LT VESSW US SW East Region 21445 Sedgwick 201008002120001 Johnny Williams 3/10/10 Open 500,000 3,824.55 30,762.31 34,586.86 Bilat arms/shoulders: rotator cuff and carpal tunnel

Solid Waste AL, GL, WC Claim List 7/1/09—5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss WC—LT VESSW US SW East Region 21460 Sedgwick 200907172480001 Joseph Eutsey 7/27/09 1/24/11 Closed 500,000 8,348.76 0.00 8,348.76 back strain/sprain WC—LT VESSW US SW East Region 21470 Sedgwick 201005023760001 Franklin Byrne 5/21/10 1/27/12 Closed 500,000 89,444.65 0.00 89,444.65 Left ankle fracture, torn tendon rt ankle, bruised spleen/ribvs & rt. should WC—LT VESSW US SW East Region 21485 Sedgwick 200912025100001 Jerry Deemer 12/21/09 5/12/10 Closed 500,000 10,845.61 0.00 10,845.61 low back strain WC—LT VESSW US SW East Region 21495 Sedgwick 201006017460001 Billy Adams 6/16/10 1/4/12 Closed 500,000 50,462.43 0.00 50,462.43 Rt hand contusion and bruising WC—LT VESSW US SW East Region 21495 Sedgwick 201006026380001 Timothy Bowman 6/24/10 10/20/10 Closed 500,000 4,644.57 0.00 4,644.57 Timothy Bowman, driver of unit S304337 had stopped on Dunn Lane in rural Tallade WC—LT VESSW US SW East Region 21505 Sedgwick 201006023790001 Jonathan Sutton 6/22/10 8/24/10 Closed 500,000 701.71 0.00 701.71 Sprain/strain: Cervical and Thoracic spine WC—LT VESSW US SW East Region 21535 Sedgwick 200909090230001 Jorge Lopez 9/16/09 4/28/11 Closed 500,000 22,957.62 0.00 22,957.62 abdomen/back strain WC—LT VESSW US SW East Region 21535 Sedgwick 201001004940001 John Magyar 1/4/10 9/20/10 Closed 500,000 16,700.42 0.00 16,700.42 low back strain WC—LT VESSW US SW East Region 21535 Sedgwick 201006005380001 Rita Swett 6/3/10 4/26/12 Closed 500,000 35,140.08 0.00 35,140.08 left knee—medial meniscus tear WC—LT VESSW US SW East Region 21535 Sedgwick 201006025120001 Miguel Rodriguez 6/23/10 8/3/10 Closed 500,000 301.00 0.00 301.00 Right arm: strain WC—LT VESSW US SW East Region 21540 Sedgwick 201005024740001 Benson Herard 5/21/10 Open 500,000 116,267.35 1,405.18 117,672.53 Lumbar—Strain/Sprain WC—LT VESSW US SW East Region 21575 Sedgwick 201006009290001 Rafael Wessin 1/14/10 11/19/10 Closed 500,000 23,087.45 0.00 23,087.45 Degenerative lumbar diseases WC—LT VESSW US SW East Region 21590 Sedgwick 200911025330001 John Edwards 11/9/09 7/26/10 Closed 500,000 13,419.92 0.00 13,419.92 ventral hernia WC—LT VESSW US SW East Region 21590 Sedgwick 201005000660001 Scott Canup 5/1/10 6/20/11 Closed 500,000 24,948.58 0.00 24,948.58 left knee—ligament tear WC—LT VESSW US SW East Region 21590 Sedgwick B064618414000101 Raphael Garcia 5/17/10 5/5/11 Closed 500,000 15,764.21 0.00 15,764.21 Strain-Back. WC—LT VESSW US SW East Region 21610 Sedgwick 201004005380001 Jason Eubanks 4/5/10 6/30/10 Closed 500,000 2,036.36 0.00 2,036.36 Burn: abdomen WC—MO VESSW US SW Central Region 21050 Sedgwick 200912000190001 Jordan Jacobi 11/30/09 2/19/10 Closed 500,000 443.35 0.00 443.35 r. shoulder strain WC—MO VESSW US SW Central Region 21060 Sedgwick 200908022040001 Jennifer Weiss 8/4/09 1/15/10 Closed 500,000 338.85 0.00 338.85 chipped tooth (unknown which one) WC—MO VESSW US SW Central Region 21095 Sedgwick 200909166050001 Larry Rafferty 9/28/09 1/14/10 Closed 500,000 591.53 0.00 591.53 strained muscle on side of body trunk WC—MO VESSW US SW Central Region 21095 Sedgwick 201005025250001 Larry Rafferty 5/22/10 3/11/11 Closed 500,000 124.24 0.00 124.24 cellulitis left hand WC—MO VESSW US SW Central Region 21110 Sedgwick 200909008910001 David Hurd 8/31/09 12/23/09 Closed 500,000 1,086.84 0.00 1,086.84 left thigh/leg bruise WC—MO VESSW US SW Central Region 21110 Sedgwick 201002012020001 Daniel Bunk 2/10/10 9/23/10 Closed 500,000 4,842.34 0.00 4,842.34 strain/sprain lower back WC—MO VESSW US SW Central Region 21165 Sedgwick 201001020300001 Robert Tindell 1/21/10 5/4/11 Closed 500,000 5,532.44 0.00 5,532.44 sprain/strain right knee WC—MO VESSW US SW Central Region 21170 Sedgwick 200908126260001 Shawn Droll 8/20/09 10/23/09 Closed 500,000 1,836.85 0.00 1,836.85 stung near the eye by a wasp WC—MO VESSW US SW Central Region 21170 Sedgwick 200912031720001 Zachary Thomas 12/29/09 5/24/10 Closed 500,000 2,399.80 0.00 2,399.80 Left shoulder / Neck Pain WC—MO VESSW US SW Central Region 21170 Sedgwick 201001024340001 Rocky Dewall 1/25/10 4/30/10 Closed 500,000 2,275.67 0.00 2,275.67 concussion—head WC—MO VESSW US SW Central Region 21170 Sedgwick 201006027860001 Michael Swatzina 6/25/10 8/16/10 Closed 500,000 7.25 0.00 7.25 Left ear ringing WC—MO VESSW US SW Central Region 21180 Sedgwick 201006008150001 Keith Sorby 6/7/10 8/9/10 Closed 500,000 613.49 0.00 613.49 inflammation—face. WC—MO VESSW US SW Central Region 21190 Sedgwick 200907197530001 Paul Campbell 7/30/09 9/30/09 Closed 500,000 344.57 0.00 344.57 right eye- foreign body WC—MO VESSW US SW Central Region 21200 Sedgwick 200907091040001 Joshua Sims 7/13/09 10/6/09 Closed 500,000 581.75 0.00 581.75 thumb sting by wasp WC—MO VESSW US SW Central Region 21205 Sedgwick 200910109070001 Harvey Reichel 10/19/09 12/23/09 Closed 500,000 313.94 0.00 313.94 right ankle strain WC—MO VESSW US SW Central Region 21205 Sedgwick 200911035130001 Harvey Reichel 11/16/09 5/19/10 Closed 500,000 911.12 0.00 911.12 right ankle strain WC—MO VESSW US SW Central Region 21205 Sedgwick 201001004460001 Jerry Sherer 1/6/10 4/2/10 Closed 500,000 2,253.10 0.00 2,253.10 left should strain WC—MO VESSW US SW Central Region 21205 Sedgwick 201002001280001 Art Vigil 2/1/10 4/7/10 Closed 500,000 1,054.86 0.00 1,054.86 Art was pushing a 2 yard when he stopped his right shoulder started hurting. WC—MO VESSW US SW Central Region 21205 Sedgwick 201003021630001 Harvey Reichel 3/23/10 4/26/10 Closed 500,000 7.25 0.00 7.25 SPRAINED RIGHT ANKLE WC—MO VESSW US SW Central Region 21225 Sedgwick 200907097940001 Edward Pierce 7/15/09 9/24/09 Closed 500,000 427.67 0.00 427.67 left knee painT WC—MO VESSW US SW Central Region 21225 Sedgwick 200909139830001 John Mirus 9/25/09 12/23/09 Closed 500,000 1,801.04 0.00 1,801.04 left eye WC—MO VESSW US SW Central Region 21225 Sedgwick 200910025440001 Luis Torres 10/2/09 1/5/10 Closed 500,000 648.05 0.00 648.05 aggervation of arthritis in knee WC—MO VESSW US SW Central Region 21225 Sedgwick 201001003140001 Luis Torres 1/4/10 10/14/10 Closed 500,000 578.04 0.00 578.04 Lumbar sprain/strain WC—MO VESSW US SW Central Region 21225 Sedgwick 201002013470001 Jerry Petrowski 2/11/10 4/26/10 Closed 500,000 418.23 0.00 418.23 Left thumb contusion WC—MO VESSW US SW Central Region 21225 Sedgwick 201003015570001 John Mirus 3/16/10 6/18/10 Closed 500,000 381.67 0.00 381.67 right thigh/buttocks strain & left groin s train WC—MO VESSW US SW Central Region 21225 Sedgwick 201005025300001 Alan Folkerts 5/25/10 9/17/10 Closed 500,000 1,261.74 0.00 1,261.74 right 4th finger laceration/fracture WC—MO VESSW US SW Central Region 21225 Sedgwick 201006001770001 Marciano Lazaro 5/27/10 9/17/10 Closed 500,000 4,862.25 0.00 4,862.25 Lumbar—strain WC—MO VESSW US SW Central Region 21230 Sedgwick 200908037080001 Jason Perriott 8/6/09 11/11/09 Closed 500,000 206.32 0.00 206.32 bee sting on mouth WC—MO VESSW US SW Central Region 21230 Sedgwick 200908102010001 Phillip Wichert 8/17/09 11/19/09 Closed 500,000 788.65 0.00 788.65 right hand needle stick WC—MO VESSW US SW Central Region 21230 Sedgwick 200908170210001 Javier Gomez 8/28/09 11/15/09 Closed 500,000 280.04 0.00 280.04 TWO BEE STINGS TO HIS LEFT LEG WC—MO VESSW US SW Central Region 21230 Sedgwick 200910099220001 Rodolfo Morelos 10/6/09 1/12/10 Closed 500,000 151.45 0.00 151.45 10/6/09 while working under truck reaggravated right knee and shoulder injury

Solid Waste AL, GL, WC Claim List 7/1/09—5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss WC—MO VESSW US SW Central Region 21230 Sedgwick 200910118340001 Shawn Starks 10/21/09 2/1/10 Closed 500,000 117.30 0.00 117.30 Left hand—bee sting WC—MO VESSW US SW Central Region 21230 Sedgwick 200912006420001 Sophan Som 12/4/09 3/1/10 Closed 500,000 876.23 0.00 876.23 left ring finger pinched WC—MO VESSW US SW Central Region 21230 Sedgwick 201003022030001 Ryan Heider 3/23/10 5/28/10 Closed 500,000 321.88 0.00 321.88 lumbar back pain WC—MO VESSW US SW Central Region 21230 Sedgwick 201005024770001 J Cruz-Ochoa 5/24/10 8/31/10 Closed 500,000 158.81 0.00 158.81 Heat stroke WC—MO VESSW US SW Central Region 21245 Sedgwick 201006023290001 Kirby Price 6/17/10 8/26/10 Closed 500,000 480.81 0.00 480.81 insect bite, left hand WC—MO VESSW US SW Central Region 21250 Sedgwick 200912011700001 Lonny Trelz 12/10/09 3/16/10 Closed 500,000 1,605.73 0.00 1,605.73 laceration to cheek WC—MO VESSW US SW Central Region 21250 Sedgwick 201001010010001 John Stukins 1/8/10 3/16/10 Closed 500,000 1,434.67 0.00 1,434.67 Left elbow contusion WC—MO VESSW US SW Central Region 21250 Sedgwick 201001028070001 Steven Ryan 1/28/10 4/6/10 Closed 500,000 369.08 0.00 369.08 Slipped and fell on ice while collecting residential garbage, causing right butt WC—MO VESSW US SW Central Region 21250 Sedgwick 201002021360001 Randy Lancaster 2/19/10 6/30/10 Closed 500,000 653.06 0.00 653.06 strain/sprain right shoulder & upper back WC—MO VESSW US SW Central Region 21250 Sedgwick 201002026600001 Randy Lancaster 2/22/10 5/24/10 Closed 500,000 241.36 0.00 241.36 Abdomen—Strain/Sprain WC—MO VESSW US SW Central Region 21250 Sedgwick 201006015170001 Jenny Taylor 6/15/10 11/22/10 Closed 500,000 4,158.77 0.00 4,158.77 bilateral cubital tunnel WC—MO VESSW US SW Central Region 21275 Sedgwick 200909064370001 Jay Jeanquart 9/11/09 11/19/09 Closed 500,000 445.03 0.00 445.03 right shoulder strain WC—MO VESSW US SW Central Region 21275 Sedgwick 201002001840001 Roger Laviolette 2/1/10 4/15/10 Closed 500,000 212.79 0.00 212.79 contusion/blister—finger WC—MO VESSW US SW Central Region 21280 Sedgwick 201004021180001 Douglas Erickson 4/20/10 9/30/10 Closed 500,000 1,313.55 0.00 1,313.55 left shoulder -strain WC—MO VESSW US SW Central Region 21300 Sedgwick 200907101970001 Aaron Zoesch 7/14/09 10/5/09 Closed 500,000 134.30 0.00 134.30 upper leg strain/groin side unknown WC—MO VESSW US SW Central Region 21300 Sedgwick 200910137920001 Eric Georgalas 10/26/09 3/16/10 Closed 500,000 2,277.61 0.00 2,277.61 RIGHThand bruise WC—MO VESSW US SW Central Region 21300 Sedgwick 201002003500001 Bradley Benedict 2/2/10 6/14/10 Closed 500,000 134.70 0.00 134.70 Left knee contusion WC—MO VESSW US SW Central Region 21300 Sedgwick 201003009430001 Darrell Sersch 3/9/10 5/11/10 Closed 500,000 208.30 0.00 208.30 Driver was trying to secure rolloff auto tarp while standing on auto tarper arm WC—MO VESSW US SW Central Region 21300 Sedgwick 201006016340001 Travis Hudson 6/15/10 10/6/10 Closed 500,000 1,057.98 0.00 1,057.98 laceration to left elbow WC—MO VESSW US SW Central Region 21300 Sedgwick 201006022520001 Michael Scholer 6/21/10 9/30/10 Closed 500,000 509.10 0.00 509.10 Rt knee strain/pain WC—MO VESSW US SW Central Region 21305 Sedgwick 200910100420001 Marcus Gray 10/12/09 1/22/10 Closed 500,000 544.86 0.00 544.86 Low back strain/sprain WC—MO VESSW US SW Central Region 21305 Sedgwick 201001020520001 James Fischer 1/19/10 4/29/10 Closed 500,000 284.17 0.00 284.17 irritation—right eye WC—MO VESSW US SW Central Region 21305 Sedgwick 201003026910001 Travis Runge 3/29/10 7/6/10 Closed 500,000 321.55 0.00 321.55 contusion—face WC—MO VESSW US SW Central Region 21305 Sedgwick 201006031430001 Daniel Rentmeester 6/29/10 10/20/10 Closed 500,000 1,010.12 0.00 1,010.12 Strain/Sprain—Lumabr back WC—MO VESSW US SW Central Region 21310 Sedgwick 200908060380001 Matthew Lauersdorf 8/10/09 11/11/09 Closed 500,000 474.70 0.00 474.70 left leg laceration WC—MO VESSW US SW Central Region 21310 Sedgwick 200910066650001 Rodney Johns 10/9/09 12/23/09 Closed 500,000 376.32 0.00 376.32 low back strain WC—MO VESSW US SW Central Region 21310 Sedgwick 200911045950001 Matthew Renz 11/25/09 2/3/10 Closed 500,000 994.69 0.00 994.69 right shoulder strain WC—MO VESSW US SW Central Region 21310 Sedgwick 201005023400001 David Pereira 5/21/10 8/5/10 Closed 500,000 469.85 0.00 469.85 acid expsoure face and lungs (muriatic acid). WC—MO VESSW US SW Central Region 21310 Sedgwick 201006030690001 Donald Wallace 6/29/10 9/2/10 Closed 500,000 699.21 0.00 699.21 Laceration—left index/middle fingers WC—MO VESSW US SW Central Region 21315 Sedgwick 200908182560001 Timothy Fettig 8/19/09 12/23/09 Closed 500,000 30.85 0.00 30.85 claiming shortness of breath due to cutting of a pipe with a torch. WC—MO VESSW US SW Central Region 21315 Sedgwick 201001004700001 Jason Morgan 1/5/10 4/1/10 Closed 500,000 591.88 0.00 591.88 hydraulic fluid drip into his eyes WC—MO VESSW US SW Central Region 21315 Sedgwick 201002000750001 Michael Rudie 1/29/10 6/17/10 Closed 500,000 1,839.21 0.00 1,839.21 right shoulder—strain/sprain WC—MO VESSW US SW Central Region 21330 Sedgwick 201006009110001 Carlos Vasquez 6/9/10 9/2/10 Closed 500,000 402.65 0.00 402.65 Laceration—right forearm WC—MO VESSW US SW Central Region 21335 Sedgwick 200907078780001 Edward Marsh 7/10/09 9/30/09 Closed 500,000 1,365.20 0.00 1,365.20 ankle strain/sprain (side unknown) WC—MO VESSW US SW Central Region 21335 Sedgwick 201005024980001 Lucas Hebert 5/24/10 8/3/10 Closed 500,000 324.69 0.00 324.69 left side of abdomen pain-small inquinal hernia WC—MO VESSW US SW Central Region 21350 Sedgwick 200907105230001 David Martin 7/16/09 11/15/09 Closed 500,000 3,951.73 0.00 3,951.73 forehead laceration WC—MO VESSW US SW Central Region 21350 Sedgwick 200908160650001 Darryl Nash 8/26/09 11/19/09 Closed 500,000 923.51 0.00 923.51 left shoulder strain WC—MO VESSW US SW Central Region 21350 Sedgwick 200909138880001 Miguel Chavez 9/24/09 1/22/10 Closed 500,000 860.60 0.00 860.60 Laceration—Arm—Right WC—MO VESSW US SW Central Region 21350 Sedgwick 200911032810001 Robert Ascher 11/16/09 1/22/10 Closed 500,000 802.33 0.00 802.33 Strain—Elbow—Right WC—MO VESSW US SW Central Region 21350 Sedgwick 201002016680001 Christopher Pollack 2/15/10 4/28/10 Closed 500,000 361.63 0.00 361.63 strain/sprain—back WC—MO VESSW US SW Central Region 21350 Sedgwick 201004029770001 Matthew Ulrich 4/29/10 7/6/10 Closed 500,000 272.66 0.00 272.66 acute low back strain WC—MO VESSW US SW Central Region 21350 Sedgwick 201006006580001 Eric Rosario 6/7/10 9/1/10 Closed 500,000 415.87 0.00 415.87 Laceration—scalp WC—MO VESSW US SW Central Region 21350 Sedgwick 201006018680001 Mark Carlson 6/17/10 9/2/10 Closed 500,000 311.15 0.00 311.15 eye—irritation WC—MO VESSW US SW Central Region 21360 Sedgwick 200909064420001 Mark Smith 9/11/09 11/19/09 Closed 500,000 325.04 0.00 325.04 low back WC—MO VESSW US SW Central Region 21360 Sedgwick 201002022500001 Dustin Chamberlain 2/22/10 6/21/10 Closed 500,000 265.09 0.00 265.09 Left knee—strain/sprain WC—MO VESSW US SW Central Region 21360 Sedgwick 201006029320001 James Duncan 6/28/10 9/14/10 Closed 500,000 432.34 0.00 432.34 Left pinky finger—open fracture/avulsion of nail. WC—MO VESSW US SW Central Region 21375 Sedgwick 200907099560001 Andrew Closser 7/15/09 11/19/09 Closed 500,000 1,905.38 0.00 1,905.38 Laceration: left forearm

Solid Waste AL, GL, WC Claim List 7/1/09—5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss WC—MO VESSW US SW Central Region 21375 Sedgwick 200909000640001 Michael Boone 8/5/09 11/19/09 Closed 500,000 810.68 0.00 810.68 bee sting to the lip WC—MO VESSW US SW Central Region 21375 Sedgwick 200909103080001 Jeffrey Bertrand 9/15/09 11/19/09 Closed 500,000 358.05 0.00 358.05 left foot strain/sprain WC—MO VESSW US SW Central Region 21375 Sedgwick 200909158810001 Larry Saldana 9/28/09 1/22/10 Closed 500,000 1,169.25 0.00 1,169.25 left shoulder bruise WC—MO VESSW US SW Central Region 21375 Sedgwick 201001003650001 Thomas Moffitt 1/4/10 5/4/10 Closed 500,000 639.86 0.00 639.86 pain in knee WC—MO VESSW US SW Central Region 21375 Sedgwick 201005006370001 James Duncan 5/5/10 8/31/10 Closed 500,000 542.19 0.00 542.19 Contusion/pain Right Shoulder WC—MO VESSW US SW Central Region 21380 Sedgwick 201005010350001 Duane Mildebrandt 5/10/10 8/30/10 Closed 500,000 2,105.46 0.00 2,105.46 Right shoulder- strain multiple contusions:hip, arm and head WC—MO VESSW US SW Central Region 21390 Sedgwick 201004019160001 Darryl Hanenberger 4/19/10 6/23/10 Closed 500,000 955.20 0.00 955.20 Fracture—right 5th digit WC—MO VESSW US SW Central Region 21395 Sedgwick 200911037060001 Edwin Cantrell 11/18/09 2/15/10 Closed 500,000 352.48 0.00 352.48 lower back strain WC—MO VESSW US SW Central Region 21395 Sedgwick 201006002840001 Jeff Gallagher 6/1/10 6/13/11 Closed 500,000 468.48 0.00 468.48 no physical injury WC—MO VESSW US SW Central Region 21400 Sedgwick 201002027540001 Robert Herlien 2/25/10 2/14/11 Closed 500,000 6,636.19 0.00 6,636.19 Left wrist—Fracture WC—MO VESSW US SW Central Region 21405 Sedgwick 200911011720001 Richard Rau 11/4/09 1/14/10 Closed 500,000 269.05 0.00 269.05 foot (unknown side) cut WC—MO VESSW US SW Central Region 21410 Sedgwick 200907051110001 Christopher Kraut 7/1/09 9/14/09 Closed 500,000 606.53 0.00 606.53 Strained his lower back WC—MO VESSW US SW Central Region 21410 Sedgwick 200909103790001 John Reuter 9/18/09 1/14/10 Closed 500,000 2,909.74 0.00 2,909.74 Strain—Leg—Right WC—MO VESSW US SW Central Region 21410 Sedgwick 201001025640001 James Lewis 1/26/10 4/5/10 Closed 500,000 363.05 0.00 363.05 Right shoulder strain/sprain WC—MO VESSW US SW Central Region 21410 Sedgwick 201002003760001 Robert Beach 2/1/10 4/5/10 Closed 500,000 477.44 0.00 477.44 right foot contusion WC—MO VESSW US SW Central Region 21410 Sedgwick 201002022640001 Frank Levy 2/19/10 5/28/10 Closed 500,000 285.34 0.00 285.34 right shoulder strain WC—MO VESSW US SW Central Region 21410 Sedgwick 201002023120001 James Evans 2/12/10 5/25/10 Closed 500,000 2,268.18 0.00 2,268.18 lunbar strain/sprain WC—MO VESSW US SW Central Region 21410 Sedgwick 201005006540001 Steven Saltzman 4/29/10 7/19/10 Closed 500,000 1,841.00 0.00 1,841.00 strain/sprain—index finger WC—MO VESSW US SW Central Region 21410 Sedgwick 201006016890001 Kurt Lahnar 6/15/10 8/18/10 Closed 500,000 763.59 0.00 763.59 Strain/sprain lumbar WC—MO VESSW US SW Central Region 21410 Sedgwick 201007000520001 Terron Carter 6/28/10 8/31/10 Closed 500,000 381.51 0.00 381.51 Strain/Sprain—right shoulder WC—MO VESSW US SW Central Region 21410 Sedgwick B064618419000101 Frank Levy 5/26/10 8/3/10 Closed 500,000 230.44 0.00 230.44 Foreign Body-Eye, left. WC—MO VESSW US SW Central Region 21415 Sedgwick 200910150660001 John Biggs 10/27/09 1/14/10 Closed 500,000 1,508.11 0.00 1,508.11 Strain—Elbow—Right WC—MO VESSW US SW Central Region 21415 Sedgwick 201003025940001 James Norwood 3/26/10 6/7/10 Closed 500,000 438.77 0.00 438.77 Shoulder/head contustion WC—MO VESSW US SW Central Region 21425 Sedgwick 200907063810001 Dequene Gordon 7/8/09 6/8/10 Closed 500,000 1,411.53 0.00 1,411.53 muscle strain, left hip. WC—MO VESSW US SW Central Region 21425 Sedgwick 200908040980001 Richard Hoskins 8/6/09 11/11/09 Closed 500,000 2,068.90 0.00 2,068.90 wasp sting, back of neck WC—MO VESSW US SW Central Region 21425 Sedgwick 200911035610001 Dennis Olsen 11/16/09 2/5/10 Closed 500,000 2,330.98 0.00 2,330.98 lacerated right pinky WC—MO VESSW US SW Central Region 21430 Sedgwick 201002016170001 Daniel Smith 2/15/10 6/29/10 Closed 500,000 1,027.63 0.00 1,027.63 Strain/Sprain—right knee WC—MO VESSW US SW Central Region 21430 Sedgwick 201005020810001 James Tryba 5/19/10 8/2/10 Closed 500,000 31.25 0.00 31.25 Left hand laceration WC—MO VESSW US SW East Region 21010 Sedgwick 200912011990001 John Hurtado 12/11/09 3/16/10 Closed 500,000 1,519.16 0.00 1,519.16 knee pain WC—MO VESSW US SW East Region 21015 Sedgwick 201002005630001 George Oser 1/28/10 3/9/11 Closed 500,000 862.26 0.00 862.26 right leg strain/sprain WC—MO VESSW US SW East Region 21015 Sedgwick 201003011080001 Zebulon Smith 3/10/10 6/15/10 Closed 500,000 442.81 0.00 442.81 Needle Stick—Puncture, finger. WC—MO VESSW US SW East Region 21020 Sedgwick 200908096210001 Russell Warner 8/14/09 12/23/09 Closed 500,000 402.89 0.00 402.89 chest pain WC—MO VESSW US SW East Region 21240 Sedgwick 200909166780001 Jeff Fogel 9/28/09 1/14/10 Closed 500,000 859.48 0.00 859.48 low back WC—MO VESSW US SW East Region 21240 Sedgwick 201112009150001 Ronald Fuleki 2/1/10 3/6/12 Closed 500,000 7.90 0.00 7.90 knee strain/left WC—MO VESSW US SW East Region 21260 Sedgwick 200908098140001 Kris Mcmurray 8/14/09 11/19/09 Closed 500,000 460.33 0.00 460.33 strain/sprain low back area WC—MO VESSW US SW East Region 21260 Sedgwick 200910147780001 Kenneth Stevens 10/27/09 2/1/10 Closed 500,000 475.52 0.00 475.52 foreign body eye WC—MO VESSW US SW East Region 21260 Sedgwick 201001017010001 Richard Keetch 1/19/10 8/27/10 Closed 500,000 1,035.39 0.00 1,035.39 Strain/Sprain—Left leg WC—MO VESSW US SW East Region 21265 Sedgwick 200907191860001 John Beveridge 7/20/09 9/14/09 Closed 500,000 261.32 0.00 261.32 PLANTAR FASCIITUS—right foot WC—MO VESSW US SW East Region 21265 Sedgwick 201004019390001 Phillip Carpenter 4/20/10 6/25/10 Closed 500,000 583.07 0.00 583.07 laceration—finger WC—MO VESSW US SW East Region 21290 Sedgwick 200912033500001 Mark Petersen 12/30/09 8/30/10 Closed 500,000 3,648.12 0.00 3,648.12 Right elbow pain WC—MO VESSW US SW East Region 21290 Sedgwick 201001014750001 Charles Oles 1/15/10 4/26/10 Closed 500,000 362.25 0.00 362.25 Strain/Sprain right shoulder WC—MO VESSW US SW East Region 21290 Sedgwick 201001018360001 Robert Larkin 1/20/10 3/16/10 Closed 500,000 363.77 0.00 363.77 tear—bicep WC—MO VESSW US SW East Region 21290 Sedgwick 201002004900001 Matthew Lakes 2/3/10 4/19/10 Closed 500,000 231.25 0.00 231.25 mid back pain WC—MO VESSW US SW East Region 21290 Sedgwick 201003013770001 Aaron Chandler 3/12/10 8/9/10 Closed 500,000 5,078.50 0.00 5,078.50 contusion-left side of body. WC—MO VESSW US SW East Region 21290 Sedgwick 201005004450001 John Englehardt 5/3/10 4/8/11 Closed 500,000 1,818.85 0.00 1,818.85 Soft tissue injuries/back and knees WC—MO VESSW US SW East Region 21325 Sedgwick 200910143170001 William Mcanalley 10/26/09 3/16/10 Closed 500,000 345.60 0.00 345.60 right ankle strain/sprain WC—MO VESSW US SW East Region 21365 Sedgwick 200909025760001 Brian Middleton 9/3/09 12/23/09 Closed 500,000 6.85 0.00 6.85 irritation/ right eye. WC—MO VESSW US SW East Region 21365 Sedgwick 201004029920001 Tim Nesser 3/30/10 7/6/10 Closed 500,000 440.22 0.00 440.22 left wrist sprain WC—MO VESSW US SW East Region 21365 Sedgwick 201006030540001 Lisa Balmer 6/29/10 6/14/11 Closed 500,000 107.57 0.00 107.57 R arm, R shoulder and neck

Solid Waste AL, GL, WC Claim List 7/1/09—5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss WC—MO VESSW US SW East Region 21420 Sedgwick 201006024940001 Rocky Neeley 6/23/10 8/6/10 Closed 500,000 404.00 0.00 404.00 groin strain WC—MO VESSW US SW East Region 21445 Sedgwick 200911042080001 Richard Cintron 11/21/09 2/3/10 Closed 500,000 464.68 0.00 464.68 Left ankle strain/sprain WC—MO VESSW US SW East Region 21445 Sedgwick 200912014310001 Juan Rosado 12/11/09 5/6/10 Closed 500,000 1,712.80 0.00 1,712.80 low back strain WC—MO VESSW US SW East Region 21445 Sedgwick 201001003540001 William Latham 1/4/10 8/13/10 Closed 500,000 10,669.99 0.00 10,669.99 low back strain WC—MO VESSW US SW East Region 21445 Sedgwick 201001007120001 Boanerges Serrano 1/7/10 3/16/10 Closed 500,000 644.74 0.00 644.74 eye irritation WC—MO VESSW US SW East Region 21445 Sedgwick 201005012450001 Thomas Williamson 5/11/10 9/1/10 Closed 500,000 843.67 0.00 843.67 left forearm—laceration WC—MO VESSW US SW East Region 21445 Sedgwick 201005014820001 James Byrd 5/14/10 7/16/10 Closed 500,000 322.60 0.00 322.60 facial—laceration WC—MO VESSW US SW East Region 21460 Sedgwick 200907049760001 Randall Wise 7/7/09 10/13/09 Closed 500,000 142.57 0.00 142.57 Strain/Sprain Right shoulder WC—MO VESSW US SW East Region 21460 Sedgwick 200907085310001 Jeffrey Johns 7/13/09 1/22/10 Closed 500,000 2,664.64 0.00 2,664.64 fracture right foot. WC—MO VESSW US SW East Region 21460 Sedgwick 200908146920001 Brian Lynch 8/24/09 2/17/10 Closed 500,000 297.85 0.00 297.85 right eye WC—MO VESSW US SW East Region 21460 Sedgwick 201002020560001 Martin Swaney 2/18/10 5/4/10 Closed 500,000 292.89 0.00 292.89 strain/sprain—shoulder WC—MO VESSW US SW East Region 21460 Sedgwick 201003005450001 Marion Strosnider 3/5/10 3/8/11 Closed 500,000 1,166.16 0.00 1,166.16 Displaced Mid Clavicle WC—MO VESSW US SW East Region 21460 Sedgwick 201004005620001 Brian Gibbs 4/5/10 7/7/10 Closed 500,000 2,386.24 0.00 2,386.24 sprain—lumbar WC—MO VESSW US SW East Region 21460 Sedgwick 201006015330001 William Myers 6/11/10 9/23/10 Closed 500,000 622.17 0.00 622.17 Right ankle—strain/sprain WC—MO VESSW US SW East Region 21470 Sedgwick 201004012150001 Richard Moore 4/13/10 4/27/12 Closed 500,000 1,088.87 0.00 1,088.87 Lt thumb fracture/laceration WC—MO VESSW US SW East Region 21470 Sedgwick 201006019130001 Frederic Reams 6/18/10 10/11/10 Closed 500,000 428.66 0.00 428.66 Head laceration WC—MO VESSW US SW East Region 21480 Sedgwick 200909102970001 John Page 9/17/09 12/23/09 Closed 500,000 344.46 0.00 344.46 bruised hand (side unknown) WC—MO VESSW US SW East Region 21480 Sedgwick 201003026310001 Dwayne Thompson 3/26/10 6/16/10 Closed 500,000 564.21 0.00 564.21 shoulder/neck strain WC—MO VESSW US SW East Region 21485 Sedgwick 200909168910001 Douglas Johnson 9/28/09 12/23/09 Closed 500,000 613.99 0.00 613.99 sprained his left wrist. WC—MO VESSW US SW East Region 21485 Sedgwick 201003017880001 Cody Oneil 3/18/10 5/26/10 Closed 500,000 1,244.72 0.00 1,244.72 laceration—left arm WC—MO VESSW US SW East Region 21495 Sedgwick 201004023170001 Horace Bates 4/23/10 6/23/11 Closed 500,000 2,723.75 0.00 2,723.75 Right rib/hand pain WC—MO VESSW US SW East Region 21500 Sedgwick 200907093730001 J L Williams 7/13/09 1/26/10 Closed 500,000 378.81 0.00 378.81 knee and ankle (side unknown) WC—MO VESSW US SW East Region 21505 Sedgwick 200910039170001 George Lowe 10/7/09 12/23/09 Closed 500,000 104.69 0.00 104.69 ribs bee sting WC—MO VESSW US SW East Region 21505 Sedgwick 200910064930001 James Jenkins 10/12/09 4/30/10 Closed 500,000 2,559.66 0.00 2,559.66 right leg sprain WC—MO VESSW US SW East Region 21520 Sedgwick 200908032850001 Levi Debrow 8/5/09 10/7/09 Closed 500,000 241.76 0.00 241.76 foot puncture (unknown side) WC—MO VESSW US SW East Region 21520 Sedgwick 200909082380001 Joseph Pate 8/10/09 5/12/10 Closed 500,000 473.36 0.00 473.36 neck strain WC—MO VESSW US SW East Region 21520 Sedgwick 201006016370001 Ronald Jackson 6/15/10 9/3/10 Closed 500,000 368.11 0.00 368.11 Employee stepped on nail while opening gate to dump can at T/S. First Aid onl WC—MO VESSW US SW East Region 21535 Sedgwick 200908034290001 Wilmer Gonzalez 8/4/09 11/9/09 Closed 500,000 285.13 0.00 285.13 low back strain WC—MO VESSW US SW East Region 21535 Sedgwick 200910021350001 Jason Scarber 10/2/09 11/19/09 Closed 500,000 6.85 0.00 6.85 r ankle twisted WC—MO VESSW US SW East Region 21535 Sedgwick 201001021100001 Wilmer Gonzalez 1/21/10 9/29/10 Closed 500,000 2,970.98 0.00 2,970.98 Needle stick—puncture wound.-RIGHT ARM WC—MO VESSW US SW East Region 21535 Sedgwick 201003026370001 Larry Rada 3/25/10 6/15/10 Closed 500,000 297.05 0.00 297.05 lumbar strain/sprain. WC—MO VESSW US SW East Region 21535 Sedgwick 201006023400001 Michael Clough 6/21/10 8/16/10 Closed 500,000 338.49 0.00 338.49 Laceration to left forehead/face WC—MO VESSW US SW East Region 21550 Sedgwick 201004024470001 James Graham 4/22/10 6/28/10 Closed 500,000 1,744.96 0.00 1,744.96 right thumb—puncture wound/infection WC—MO VESSW US SW East Region 21560 Sedgwick 200912003800001 Ronnie Galloway 12/2/09 10/14/10 Closed 500,000 2,374.45 0.00 2,374.45 low back-left pelvic contusions. WC—MO VESSW US SW East Region 21575 Sedgwick 200908169690001 Timothy Pratt 8/25/09 12/23/09 Closed 500,000 6.85 0.00 6.85 alleged spider bite, right ankle WC—MO VESSW US SW East Region 21575 Sedgwick 201004019550001 Daniel Pateracki 4/19/10 6/25/10 Closed 500,000 1,712.53 0.00 1,712.53 strain/sprain—back WC—MO VESSW US SW East Region 21575 Sedgwick 201006016330001 Richard Beveritt 6/15/10 9/30/10 Closed 500,000 6,017.21 0.00 6,017.21 No physical injury—dehydration WC—MO VESSW US SW East Region 21580 Sedgwick 201001011020001 Robert Fink 1/8/10 3/16/10 Closed 500,000 1,498.89 0.00 1,498.89 Right shoulder strain/sprain WC—MO VESSW US SW East Region 21590 Sedgwick 200907176280001 Chris Newell 7/27/09 10/13/09 Closed 500,000 332.80 0.00 332.80 hand laceration, (side unknown) WC—MO VESSW US SW East Region 21590 Sedgwick 200908101830001 Raphael Garcia 8/17/09 11/19/09 Closed 500,000 275.50 0.00 275.50 right index finger strain WC—MO VESSW US SW East Region 21590 Sedgwick 201005017060001 Antonio Reddick 5/17/10 7/16/10 Closed 500,000 527.12 0.00 527.12 Puncture wound—left hand WC—MO VESSW US SW East Region 21590 Sedgwick 201008025040001 Silverio Baez 5/4/10 6/6/12 Closed 500,000 6,926.85 0.00 6,926.85 Initially kidney stones, now claiming fractured vertebrae in back WC—MO VESSW US SW East Region 21610 Sedgwick 201001016100001 Danny Burks 1/18/10 5/4/10 Closed 500,000 7.25 0.00 7.25 contusion—chest WC—MO VESSW US SW East Region 21625 Sedgwick 201003020680001 John Mcguire 3/20/10 12/7/10 Closed 500,000 561.79 0.00 561.79 LEFT LEG, CALF STRAIN WC—MO VESSW US SW East Region 21625 Sedgwick 201005021780001 Dennis Mullis 5/20/10 8/13/10 Closed 500,000 133.16 0.00 133.16 chemical exposure—face/arms WC 3,389,790.90 1,616,932.30 5,006,723.20 07/01/2009—06/30/2010 5,647,477.74 3,338,091.76 8,985,569.50 07/01/2010—06/30/2011 AL AL—BI VESSW US SW Central Region 21170 Sedgwick 201010023970002 Tina Cotterman 10/27/10 2/10/12 Closed 1,000,000 7.55 0.00 7.55 WC lien Tina Cotterman soft tissue injury

Solid Waste AL, GL, WC Claim List 7/1/09 - 5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL - BI VESSW US SW Central Region 21170 Sedgwick 201011019220002 Brady Hendrickson 11/22/10 4/8/11 Closed 1,000,000 205.25 0.00 205.25 Strained/sore neck after accident. AL - BI VESSW US SW Central Region 21170 Sedgwick 201011019220003 Lucas Hendrickson 11/22/10 4/8/11 Closed 1,000,000 137.25 0.00 137.25 Infant passenger was checked out at a clinic after accident. AL - BI VESSW US SW Central Region 21170 Sedgwick 201011019220005 Daniel Peterson 11/22/10 5/24/11 Closed 1,000,000 1,020.69 0.00 1,020.69 Back/neck soreness following severe impact. AL - BI VESSW US SW Central Region 21200 Sedgwick 201008020700002 Danielle Mucuso 8/19/10 2/15/11 Closed 1,000,000 365.25 0.00 365.25 Back injury - swollen AL - BI VESSW US SW Central Region 21225 Sedgwick 201106009660002 Leslie Rohrscheib 6/14/11 Open 1,000,000 7.55 5,042.45 5,050.00 Injury to back - soreness, also pregnant with twins AL - BI VESSW US SW Central Region 21245 Sedgwick 201101007340002 Melissa Williams 1/10/11 7/26/11 Closed 1,000,000 0.00 0.00 0.00 sciatica aggravation, soft tissue AL - BI VESSW US SW Central Region 21245 Sedgwick 201102009500002 Janay Huggins 2/9/11 8/19/11 Closed 1,000,000 10,533.83 0.00 10,533.83 Injury to neck - whiplash AL - BI VESSW US SW Central Region 21310 Sedgwick 201105002590002 Kenneth Bjorkquist 5/4/11 7/29/11 Closed 1,000,000 7.55 0.00 7.55 Injury to shoulder and arm AL - BI VESSW US SW Central Region 21336 Sedgwick 201011011510001 Doris Amelines 11/12/10 Open 1,000,000 27.60 21,522.40 21,550.00 Injury to claimant - neck and lumbar strain AL - BI VESSW US SW Central Region 21350 Sedgwick 201012022870002 Mike Coakley 12/24/10 10/13/11 Closed 1,000,000 7.25 0.00 7.25 Strap fell off truck and flew up and damaged the front grill of customers vehicl AL - BI VESSW US SW Central Region 21375 Sedgwick 201105016170002 Judy Dodd 5/26/11 9/21/11 Closed 1,000,000 5,259.30 0.00 5,259.30 Neck and back sore. Knees sore. Bump on head. AL - BI VESSW US SW Central Region 21375 Sedgwick 201105016170003 Melissa Sanchez 5/26/11 9/13/11 Closed 1,000,000 15,178.70 0.00 15,178.70 Struck head, laceration on forehead. Neck and back sore. AL - BI VESSW US SW Central Region 21375 Sedgwick 201105016170004 Zane Toney 5/26/11 9/13/11 Closed 1,000,000 257.55 0.00 257.55 Marks from his car seat on either side of neck. AL - BI VESSW US SW Central Region 21380 Sedgwick B164607589000201 Cathy Mcfarlane 2/11/11 1/5/12 Closed 1,000,000 9,507.55 0.00 9,507.55 Neck/back strain AL - BI VESSW US SW Central Region 21380 Sedgwick B164607589000401 Amber Mcfarlane 2/11/11 1/5/12 Closed 1,000,000 2,007.55 0.00 2,007.55 Minor - emotional distress - checked out in ER AL - BI VESSW US SW Central Region 21380 Sedgwick B164607589000501 David Gohlke 2/11/11 2/17/12 Closed 1,000,000 141.10 0.00 141.10 Injury Claim - WC carrier submitted charges for medicals of $133.00 - check out AL - BI VESSW US SW Central Region 21430 Sedgwick 201011009660002 Oliver Gasall 11/10/10 8/11/11 Closed 1,000,000 20.25 0.00 20.25 Minor child in carseat bumped his head & was checked out. AL - BI VESSW US SW East Region 21240 Sedgwick 201104011380002 Michael Kuhn 4/21/11 8/4/11 Closed 1,000,000 1,274.55 0.00 1,274.55 Complaints of headaches and sore neck - seeking chiropractic treatment AL - BI VESSW US SW East Region 21260 Sedgwick 201101022870001 Frederick Thomas St.mary 1/25/11 12/22/11 Closed 1,000,000 18,931.16 0.00 18,931.16 Broken leg injury AL - BI VESSW US SW East Region 21265 Sedgwick 201011000140002 Nogendra Das 10/29/10 4/10/12 Closed 1,000,000 32,774.83 0.00 32,774.83 Multiple Injuries - facial fractures, head, neck, back, permanent disfiguring/fac AL - BI VESSW US SW East Region 21290 Sedgwick 201007020020002 Brian Stoneberger 7/20/10 3/6/12 Closed 1,000,000 18,030.34 0.00 18,030.34 Driver. neck/back injury w/ PT. AL - BI VESSW US SW East Region 21290 Sedgwick 201007020020003 Randy Morris 7/20/10 4/20/12 Closed 1,000,000 2,000.21 0.00 2,000.21 Passenger. Neck/back injury AL - BI VESSW US SW East Region 21325 Sedgwick 201102025890001 Buford Castle 2/24/11 2/21/12 Closed 1,000,000 44.00 0.00 44.00 Injury to claimant - broken ribs/bruises AL - BI VESSW US SW East Region 21365 Sedgwick 201103000310002 Kathleen Blair 2/28/11 11/18/11 Closed 1,000,000 3,030.63 0.00 3,030.63 Multiple Injuries: Bruising from seatbelt, soreness to neck, back, shoulder AL - BI VESSW US SW East Region 21445 Sedgwick 201009009850001 Sandy Guerrero 9/8/10 8/31/11 Closed 1,000,000 1,094.81 0.00 1,094.81 Back, headaches, nervousness and depression AL - BI VESSW US SW East Region 21470 Sedgwick 201012005750002 Delores Mcquown 12/7/10 8/4/11 Closed 1,000,000 507.25 0.00 507.25 Injury unknown at this time - taken by ambulance to the hospital AL - BI VESSW US SW East Region 21470 Sedgwick 201012005750003 Mary Uhrin 12/7/10 Open 1,000,000 7,569.88 2,505.12 10,075.00 Cut to leg, open wound, glass in eye AL - BI VESSW US SW East Region 21470 Sedgwick B064646738000501 Aleda Michel 12/7/10 8/11/11 Closed 1,000,000 7.25 0.00 7.25 Eye injury - foreign object felt to the eye. Went to get checked out AL - BI VESSW US SW East Region 21470 Sedgwick B064646738000601 Jeanette Crater 12/7/10 6/27/11 Closed 1,000,000 7.25 0.00 7.25 Bruises to legs, hand and arms AL - BI VESSW US SW East Region 21495 Sedgwick 201010019810002 Christa Waid 10/20/10 Open 1,000,000 2,083.65 52,916.35 55,000.00 Soft tissue and fractured arm. AL - BI VESSW US SW East Region 21495 Sedgwick 201010019810003 Dale Waid 10/20/10 Open 1,000,000 15.15 20,000.00 20,015.15 soft tissue AL - BI VESSW US SW East Region 21495 Sedgwick 201011017850002 Martrina Pearsall 11/19/10 2/28/11 Closed 1,000,000 1,298.87 0.00 1,298.87 Injury - soreness - went to get checked out AL - BI VESSW US SW East Region 21495 Sedgwick 201102020970001 Michael Megois 2/18/11 Open 1,000,000 5,239.71 319,760.29 325,000.00 broken wrist AL - BI VESSW US SW East Region 21535 Sedgwick 201008017500004 Bruce Jensen 8/16/10 5/24/11 Closed 1,000,000 6,731.05 0.00 6,731.05 OV1 pushed OV2 into the travel lane of Veolia Recycling truck W208016 hitting he AL - BI VESSW US SW East Region 21535 Sedgwick 201012002180004 Alan Braveman 12/1/10 Open 1,000,000 32,133.72 66.28 32,200.00 Neck, back, and shoulder complaints AL - BI VESSW US SW East Region 21535 Sedgwick 201106001570002 Leifry De La Cruz 6/1/11 Open 1,000,000 7.55 12,517.45 12,525.00 Claimant alleges headaches, neck pain and bi - lateral shoulder pain. AL - BI VESSW US SW East Region 21535 Sedgwick 201106001570003 Adam Laurent 6/1/11 5/10/12 Closed 1,000,000 15,007.55 0.00 15,007.55 Back - disc bulge alleged AL - BI VESSW US SW East Region 21540 Sedgwick 201012023220002 Ada Flores 12/24/10 Open 1,000,000 104,877.45 15,122.55 120,000.00 Soft tissue rib AL - BI VESSW US SW East Region 21540 Sedgwick 201012023220003 Eduardo Flores 12/24/10 Open 1,000,000 500,007.25 12.75 500,020.00 Veolia employee Level Ovil was traveling east on Melaleuca Lane driving a reside AL - BI VESSW US SW East Region 21560 Sedgwick 201008008580002 Thomasina Chatman 8/9/10 Open 1,000,000 42.55 15,007.45 15,050.00 Knee (swelling), neck, wrist, shoulder pain. Taken by ambulance after accident.

Solid Waste AL, GL, WC Claim List 7/1/09 - 5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL - BI VESSW US SW Central Region 21170 Sedgwick 201011019220002 Brady Hendrickson 11/22/10 4/8/11 Closed 1,000,000 205.25 0.00 205.25 Strained/sore neck after accident. AL - BI VESSW US SW Central Region 21170 Sedgwick 201011019220003 Lucas Hendrickson 11/22/10 4/8/11 Closed 1,000,000 137.25 0.00 137.25 Infant passenger was checked out at a clinic after accident. AL - BI VESSW US SW Central Region 21170 Sedgwick 201011019220005 Daniel Peterson 11/22/10 5/24/11 Closed 1,000,000 1,020.69 0.00 1,020.69 Back/neck soreness following severe impact. AL - BI VESSW US SW Central Region 21200 Sedgwick 201008020700002 Danielle Mucuso 8/19/10 2/15/11 Closed 1,000,000 365.25 0.00 365.25 Back injury - swollen AL - BI VESSW US SW Central Region 21225 Sedgwick 201106009660002 Leslie Rohrscheib 6/14/11 Open 1,000,000 7.55 5,042.45 5,050.00 Injury to back - soreness, also pregnant with twins AL - BI VESSW US SW Central Region 21245 Sedgwick 201101007340002 Melissa Williams 1/10/11 7/26/11 Closed 1,000,000 0.00 0.00 0.00 sciatica aggravation, soft tissue AL - BI VESSW US SW Central Region 21245 Sedgwick 201102009500002 Janay Huggins 2/9/11 8/19/11 Closed 1,000,000 10,533.83 0.00 10,533.83 Injury to neck - whiplash AL - BI VESSW US SW Central Region 21310 Sedgwick 201105002590002 Kenneth Bjorkquist 5/4/11 7/29/11 Closed 1,000,000 7.55 0.00 7.55 Injury to shoulder and arm AL - BI VESSW US SW Central Region 21336 Sedgwick 201011011510001 Doris Amelines 11/12/10 Open 1,000,000 27.60 21,522.40 21,550.00 Injury to claimant - neck and lumbar strain AL - BI VESSW US SW Central Region 21350 Sedgwick 201012022870002 Mike Coakley 12/24/10 10/13/11 Closed 1,000,000 7.25 0.00 7.25 Strap fell off truck and flew up and damaged the front grill of customers vehicl AL - BI VESSW US SW Central Region 21375 Sedgwick 201105016170002 Judy Dodd 5/26/11 9/21/11 Closed 1,000,000 5,259.30 0.00 5,259.30 Neck and back sore. Knees sore. Bump on head. AL - BI VESSW US SW Central Region 21375 Sedgwick 201105016170003 Melissa Sanchez 5/26/11 9/13/11 Closed 1,000,000 15,178.70 0.00 15,178.70 Struck head, laceration on forehead. Neck and back sore. AL - BI VESSW US SW Central Region 21375 Sedgwick 201105016170004 Zane Toney 5/26/11 9/13/11 Closed 1,000,000 257.55 0.00 257.55 Marks from his car seat on either side of neck. AL - BI VESSW US SW Central Region 21380 Sedgwick B164607589000201 Cathy Mcfarlane 2/11/11 1/5/12 Closed 1,000,000 9,507.55 0.00 9,507.55 Neck/back strain AL - BI VESSW US SW Central Region 21380 Sedgwick B164607589000401 Amber Mcfarlane 2/11/11 1/5/12 Closed 1,000,000 2,007.55 0.00 2,007.55 Minor - emotional distress - checked out in ER AL - BI VESSW US SW Central Region 21380 Sedgwick B164607589000501 David Gohlke 2/11/11 2/17/12 Closed 1,000,000 141.10 0.00 141.10 Injury Claim - WC carrier submitted charges for medicals of $133.00 - check out AL - BI VESSW US SW Central Region 21430 Sedgwick 201011009660002 Oliver Gasall 11/10/10 8/11/11 Closed 1,000,000 20.25 0.00 20.25 Minor child in carseat bumped his head & was checked out. AL - BI VESSW US SW East Region 21240 Sedgwick 201104011380002 Michael Kuhn 4/21/11 8/4/11 Closed 1,000,000 1,274.55 0.00 1,274.55 Complaints of headaches and sore neck - seeking chiropractic treatment AL - BI VESSW US SW East Region 21260 Sedgwick 201101022870001 Frederick Thomas St.mary 1/25/11 12/22/11 Closed 1,000,000 18,931.16 0.00 18,931.16 Broken leg injury AL - BI VESSW US SW East Region 21265 Sedgwick 201011000140002 Nogendra Das 10/29/10 4/10/12 Closed 1,000,000 32,774.83 0.00 32,774.83 Multiple Injuries - facial fractures, head, neck, back, permanent disfiguring/fac AL - BI VESSW US SW East Region 21290 Sedgwick 201007020020002 Brian Stoneberger 7/20/10 3/6/12 Closed 1,000,000 18,030.34 0.00 18,030.34 Driver. neck/back injury w/ PT. AL - BI VESSW US SW East Region 21290 Sedgwick 201007020020003 Randy Morris 7/20/10 4/20/12 Closed 1,000,000 2,000.21 0.00 2,000.21 Passenger. Neck/back injury AL - BI VESSW US SW East Region 21325 Sedgwick 201102025890001 Buford Castle 2/24/11 2/21/12 Closed 1,000,000 44.00 0.00 44.00 Injury to claimant - broken ribs/bruises AL - BI VESSW US SW East Region 21365 Sedgwick 201103000310002 Kathleen Blair 2/28/11 11/18/11 Closed 1,000,000 3,030.63 0.00 3,030.63 Multiple Injuries: Bruising from seatbelt, soreness to neck, back, shoulder AL - BI VESSW US SW East Region 21445 Sedgwick 201009009850001 Sandy Guerrero 9/8/10 8/31/11 Closed 1,000,000 1,094.81 0.00 1,094.81 Back, headaches, nervousness and depression AL - BI VESSW US SW East Region 21470 Sedgwick 201012005750002 Delores Mcquown 12/7/10 8/4/11 Closed 1,000,000 507.25 0.00 507.25 Injury unknown at this time - taken by ambulance to the hospital AL - BI VESSW US SW East Region 21470 Sedgwick 201012005750003 Mary Uhrin 12/7/10 Open 1,000,000 7,569.88 2,505.12 10,075.00 Cut to leg, open wound, glass in eye AL - BI VESSW US SW East Region 21470 Sedgwick B064646738000501 Aleda Michel 12/7/10 8/11/11 Closed 1,000,000 7.25 0.00 7.25 Eye injury - foreign object felt to the eye. Went to get checked out AL - BI VESSW US SW East Region 21470 Sedgwick B064646738000601 Jeanette Crater 12/7/10 6/27/11 Closed 1,000,000 7.25 0.00 7.25 Bruises to legs, hand and arms AL - BI VESSW US SW East Region 21495 Sedgwick 201010019810002 Christa Waid 10/20/10 Open 1,000,000 2,083.65 52,916.35 55,000.00 Soft tissue and fractured arm. AL - BI VESSW US SW East Region 21495 Sedgwick 201010019810003 Dale Waid 10/20/10 Open 1,000,000 15.15 20,000.00 20,015.15 soft tissue AL - BI VESSW US SW East Region 21495 Sedgwick 201011017850002 Martrina Pearsall 11/19/10 2/28/11 Closed 1,000,000 1,298.87 0.00 1,298.87 Injury - soreness - went to get checked out AL - BI VESSW US SW East Region 21495 Sedgwick 201102020970001 Michael Megois 2/18/11 Open 1,000,000 5,239.71 319,760.29 325,000.00 broken wrist AL - BI VESSW US SW East Region 21535 Sedgwick 201008017500004 Bruce Jensen 8/16/10 5/24/11 Closed 1,000,000 6,731.05 0.00 6,731.05 OV1 pushed OV2 into the travel lane of Veolia Recycling truck W208016 hitting he AL - BI VESSW US SW East Region 21535 Sedgwick 201012002180004 Alan Braveman 12/1/10 Open 1,000,000 32,133.72 66.28 32,200.00 Neck, back, and shoulder complaints AL - BI VESSW US SW East Region 21535 Sedgwick 201106001570002 Leifry De La Cruz 6/1/11 Open 1,000,000 7.55 12,517.45 12,525.00 Claimant alleges headaches, neck pain and bi-lateral shoulder pain. AL - BI VESSW US SW East Region 21535 Sedgwick 201106001570003 Adam Laurent 6/1/11 5/10/12 Closed 1,000,000 15,007.55 0.00 15,007.55 Back-disc bulge alleged AL - BI VESSW US SW East Region 21540 Sedgwick 201012023220002 Ada Flores 12/24/10 Open 1,000,000 104,877.45 15,122.55 120,000.00 Soft tissue rib AL - BI VESSW US SW East Region 21540 Sedgwick 201012023220003 Eduardo Flores 12/24/10 Open 1,000,000 500,007.25 12.75 500,020.00 Veolia employee Level Ovil was traveling east on Melaleuca Lane driving a reside AL - BI VESSW US SW East Region 21560 Sedgwick 201008008580002 Thomasina Chatman 8/9/10 Open 1,000,000 42.55 15,007.45 15,050.00 Knee (swelling), neck, wrist, shoulder pain. Taken by ambulance after accident.

Solid Waste AL, GL, WC Claim List 7/1/09 - 5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL - BI VESSW US SW East Region 21560 Sedgwick 201008008580003 Terrikka Carpenter 8/9/10 1/18/11 Closed 1,000,000 2,155.41 0.00 2,155.41 Face(bruise), knee/rib soreness, headache. Clmt was taken by ambulance to ER. AL - BI VESSW US SW East Region 21560 Sedgwick 201008008580004 Timothy Maxwell 8/9/10 9/14/10 Closed 1,000,000 3,860.85 0.00 3,860.85 Right wrist pain - Clmt was taken by ambulance to ER. AL - BI VESSW US SW East Region 21560 Sedgwick 201104010410002 Willie Sims 4/19/11 9/21/11 Closed 1,000,000 2,264.95 0.00 2,264.95 Adult female - going to be checked out at doctor AL - BI VESSW US SW East Region 21560 Sedgwick 201104010410003 Genesis Sims 4/19/11 9/13/11 Closed 1,000,000 507.55 0.00 507.55 Child - going to see the doctor to be checked out AL - BI VESSW US SW East Region 21575 Sedgwick 201104008190002 Dougles West 4/15/11 12/21/11 Closed 1,000,000 37,757.55 0.00 37,757.55 Road rash to back and arm. Pain to ribs. AL - PD VESSW US SW Central Region 21093 Sedgwick 201010026660001 Waddell-wojcik Trucking Inc 10/18/10 11/8/10 Closed 1,000,000 237.00 0.00 237.00 DAMAGED WINDSHIELD AL - PD VESSW US SW Central Region 21170 Sedgwick 201007004250001 Robert Claflin 7/6/10 7/16/10 Closed 1,000,000 872.57 0.00 872.57 Dodge Dakota- damage to taillight and dent above taillight AL - PD VESSW US SW Central Region 21170 Sedgwick 201008002630001 George Thoen 8/2/10 8/25/10 Closed 1,000,000 1,695.50 0.00 1,695.50 1993 F150 Pick up Truck AL - PD VESSW US SW Central Region 21170 Sedgwick 201008024470001 Stacy Lardahl 8/23/10 9/21/10 Closed 1,000,000 1,297.62 0.00 1,297.62 2005 Dodge Neon - damage to trunk lid and both tail lights AL - PD VESSW US SW Central Region 21170 Sedgwick 201009028230001 Walgreens Store # 12403 8/24/10 6/23/11 Closed 1,000,000 2,800.00 0.00 2,800.00 Walgreens Store # 12403 - damage to building overhang/large holes in soffit/facia AL - PD VESSW US SW Central Region 21170 Sedgwick 201010001050001 Bibelot Shops 10/1/10 10/13/10 Closed 1,000,000 1,300.00 0.00 1,300.00 Masonry damage to enclosure AL - PD VESSW US SW Central Region 21170 Sedgwick 201010005100001 Caitlin Harrison 10/5/10 10/14/10 Closed 1,000,000 153.76 0.00 153.76 2008 - Pontiac G6; broken side mirror. AL - PD VESSW US SW Central Region 21170 Sedgwick 201010008740001 Super 8 Motel 10/11/10 11/2/10 Closed 1,000,000 1,600.00 0.00 1,600.00 Broken cement wall & pole. AL - PD VESSW US SW Central Region 21170 Sedgwick 201010022810001 Ryan Hedlof 10/25/10 11/1/10 Closed 1,000,000 1,143.90 0.00 1,143.90 1993 Honda Accord - dented front bumper/fender and side mirror. AL - PD VESSW US SW Central Region 21170 Sedgwick 201010023970001 Tina Cotterman 10/27/10 8/26/11 Closed 1,000,000 19.50 0.00 19.50 2006 Chevy K1500 driver side front & rear door damage AL - PD VESSW US SW Central Region 21170 Sedgwick 201011007210001 Bool Partners Limited 11/8/10 Open 1,000,000 6,638.17 50,361.83 57,000.00 Damage to apartment building - still gathering information AL - PD VESSW US SW Central Region 21170 Sedgwick 201011007210003 City Of St. Paul 11/8/10 3/10/11 Closed 1,000,000 2,796.68 0.00 2,796.68 Damage to light pole AL - PD VESSW US SW Central Region 21170 Sedgwick 201011019220001 Brady Hendrickson 11/22/10 12/28/10 Closed 1,000,000 1,974.77 0.00 1,974.77 2006 Honda Pilot - damage to rear of vehicle as well as child car seat. AL - PD VESSW US SW Central Region 21170 Sedgwick 201011019220004 City Of Eden Prairiepolice 11/22/10 2/14/11 Closed 1,000,000 18,470.94 0.00 18,470.94 Police cruiser - total loss AL - PD VESSW US SW Central Region 21170 Sedgwick 201012018890001 Mike Or Marla Murphy 12/20/10 2/3/11 Closed 1,000,000 944.63 0.00 944.63 1996 Chevrolet Tahoe - damage to rear bumper side AL - PD VESSW US SW Central Region 21170 Sedgwick 201101002900001 Patricia Johnson 1/4/11 1/28/11 Closed 1,000,000 7,624.63 0.00 7,624.63 2009 Chevy Cobalt - front end damage (hood, bumper, grille, headlights) AL - PD VESSW US SW Central Region 21170 Sedgwick 201101021800001 Renne Mchendrick 1/24/11 6/10/11 Closed 1,000,000 850.00 0.00 850.00 Roof and the corner of the shed damaged. AL - PD VESSW US SW Central Region 21170 Sedgwick 201104004440001 Metropolitan Council 4/7/11 5/16/11 Closed 1,000,000 267.79 0.00 267.79 Generator light pole - damage to stabalizing arm AL - PD VESSW US SW Central Region 21170 Sedgwick 201104005710001 Wendy’s 4/12/11 4/25/11 Closed 1,000,000 2,800.00 0.00 2,800.00 Damaged light pole. Knocked over. AL - PD VESSW US SW Central Region 21170 Sedgwick 201104012750001 Don Sukowatey 4/25/11 Open 1,000,000 1,500.00 3,800.00 5,300.00 Damages to concrete post, some filtration as consequence & to a utility box. AL - PD VESSW US SW Central Region 21170 Sedgwick 201105005320001 Choua Thao 5/9/11 10/18/11 Closed 1,000,000 0.00 0.00 0.00 2007 Toyota Camry rear bumper AL - PD VESSW US SW Central Region 21170 Sedgwick 201106002920001 Edgerton Highlands Apartments 6/4/11 8/19/11 Closed 1,000,000 7,280.00 0.00 7,280.00 Damage to garage overhang and shingles. AL - PD VESSW US SW Central Region 21170 Sedgwick 201106005090001 Crest View 6/1/11 11/8/11 Closed 1,000,000 315.00 0.00 315.00 Concrete top plate damage to building AL - PD VESSW US SW Central Region 21170 Sedgwick 201106014900001 Jane Cook 6/21/11 8/22/11 Closed 1,000,000 130.00 0.00 130.00 Damage to sod/cement/grass AL - PD VESSW US SW Central Region 21170 Sedgwick B064642112000401 Bonnie Bergeron 11/8/10 2/29/12 Closed 1,000,000 0.00 0.00 0.00 Damage to tenant property. AL - PD VESSW US SW Central Region 21170 Sedgwick B064642112000501 Karen Cartwright 11/8/10 1/9/12 Closed 1,000,000 0.00 0.00 0.00 Damage to tenant property AL - PD VESSW US SW Central Region 21190 Sedgwick 201007012840001 Tom Reilly 7/14/10 8/23/10 Closed 1,000,000 135.45 0.00 135.45 Smoke odor and soot on vehicle. AL - PD VESSW US SW Central Region 21190 Sedgwick 201008026780001 Jennifer Anderson 8/18/10 12/23/10 Closed 1,000,000 0.00 0.00 0.00 damaged to the rocks wall and flower bed AL - PD VESSW US SW Central Region 21190 Sedgwick 201008032200001 Waste Management 8/30/10 12/17/10 Closed 1,000,000 0.00 0.00 0.00 OV is a 2001 Mack (Front End Loader) with a scuff on the back of the tailgate. AL - PD VESSW US SW Central Region 21190 Sedgwick 201009003580001 Q Center 9/2/10 9/9/10 Closed 1,000,000 1,251.00 0.00 1,251.00 Dented overhead dock door AL - PD VESSW US SW Central Region 21190 Sedgwick 201009021250001 Keyth Technologies 9/22/10 10/13/10 Closed 1,000,000 2,107.86 0.00 2,107.86 2009 Nissan Cube with damages on the front bumper & driver’s side front fender AL - PD VESSW US SW Central Region 21190 Sedgwick 201009022380001 City Fo Aurora 9/23/10 3/22/11 Closed 1,000,000 0.00 0.00 0.00 Downed power line & traffic signal damaged AL - PD VESSW US SW Central Region 21190 Sedgwick 201010010620001 Ken Staples 10/4/10 1/13/11 Closed 1,000,000 15.45 0.00 15.45 Wire ripped off parts of the sofit/facia where was attached on the roof line. AL - PD VESSW US SW Central Region 21190 Sedgwick 201010010770001 Joanee Englehart 10/13/10 11/29/10 Closed 1,000,000 1,245.31 0.00 1,245.31 2001 Cadillac Sedan passenger side door dent. AL - PD VESSW US SW Central Region 21190 Sedgwick 201011018420001 Comcast 11/20/10 3/28/11 Closed 1,000,000 37,335.76 0.00 37,335.76 Fiberoptic overhead wire pulled and snaped

Solid Waste AL, GL, WC Claim List 7/1/09 - 5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL - PD VESSW US SW Central Region 21190 Sedgwick 201011018420002 City Of Batavia 11/20/10 3/8/11 Closed 1,000,000 9,683.85 0.00 9,683.85 Fiber Optic cables snapped AL - PD VESSW US SW Central Region 21190 Sedgwick 201103001040001 Two Brother’s Brewing Company 2/25/11 3/22/11 Closed 1,000,000 595.00 0.00 595.00 Gate/door damage - exact damage unknown AL - PD VESSW US SW Central Region 21190 Sedgwick 201105009550001 Gloria Leetz 5/9/11 8/19/11 Closed 1,000,000 2,700.00 0.00 2,700.00 Masonry damage AL - PD VESSW US SW Central Region 21190 Sedgwick 201105013150001 Residence Inn 5/11/11 2/21/12 Closed 1,000,000 0.00 0.00 0.00 Corral gate damage AL - PD VESSW US SW Central Region 21190 Sedgwick 201106010280001 Gerald Clark 6/14/11 8/18/11 Closed 1,000,000 2,432.15 0.00 2,432.15 2001 Mitsubishi - damage to driver side front fender AL - PD VESSW US SW Central Region 21190 Sedgwick 201106020940001 Magdalena Zimmerman 6/29/11 9/1/11 Closed 1,000,000 5,121.51 0.00 5,121.51 2007 Toyota Matrix front bumper, grill, hood AL - PD VESSW US SW Central Region 21200 Sedgwick 201008020700001 Danielle And Vincent Mancuso 8/19/10 9/17/10 Closed 1,000,000 4,034.52 0.00 4,034.52 2000 Pick-up truck - damage to d/s fender, bumper. and grill AL - PD VESSW US SW Central Region 21200 Sedgwick 201009011510001 Chris Trout 9/10/10 10/14/10 Closed 1,000,000 6,389.67 0.00 6,389.67 2008 Ford Mustang - front end dented/leaking fluid. AL - PD VESSW US SW Central Region 21200 Sedgwick 201101030070001 Cathleen Freeman 1/31/11 3/9/11 Closed 1,000,000 892.01 0.00 892.01 Ford Escape with damages on the left front bumper. AL - PD VESSW US SW Central Region 21205 Sedgwick 201009002210001 Pat Diemert 8/25/10 11/18/10 Closed 1,000,000 4,625.06 0.00 4,625.06 1995 Mack Truck - damage to fiberglass hood, grill, possibly radiator and A/C. AL - PD VESSW US SW Central Region 21205 Sedgwick 201011008730001 Eric Fischbach 11/5/10 12/21/10 Closed 1,000,000 0.00 0.00 0.00 Unknown vehicle - rolled over in ditch AL - PD VESSW US SW Central Region 21205 Sedgwick 201011020300001 Meeker Co - Op 11/22/10 12/6/10 Closed 1,000,000 1,952.02 0.00 1,952.02 Electrical pole cracked in half, power guide line pulled down. AL - PD VESSW US SW Central Region 21205 Sedgwick 201012019410001 Jenich Benson 12/21/10 2/8/11 Closed 1,000,000 2,454.65 0.00 2,454.65 2002 Ford Explorer - damage to right front fender, headlight, turn signal, bumper AL - PD VESSW US SW Central Region 21205 Sedgwick 201101027130001 Corwin Bagshaw 1/28/11 3/14/11 Closed 1,000,000 3,297.60 0.00 3,297.60 Our driver was traveling south on Hwy 169 from the landfill, as he approached th AL - PD VESSW US SW Central Region 21205 Sedgwick 201102018610001 City Of St. Michael 2/16/11 3/31/11 Closed 1,000,000 5,340.00 0.00 5,340.00 New light pole damaged AL - PD VESSW US SW Central Region 21205 Sedgwick 201104001990001 Megan Kiffmeyer 4/4/11 5/25/11 Closed 1,000,000 1,073.80 0.00 1,073.80 2007 Jeep Grand Cherokee with damages on left front bumper and left front door. AL - PD VESSW US SW Central Region 21205 Sedgwick 201106002970001 Multiple Concept Interiors 6/3/11 3/22/12 Closed 1,000,000 10,528.90 0.00 10,528.90 hydraulic oil spill AL - PD VESSW US SW Central Region 21205 Sedgwick 201106002970002 City Of Waite Park 6/3/11 7/20/11 Closed 1,000,000 929.49 0.00 929.49 Stop sign damage AL - PD VESSW US SW Central Region 21215 Sedgwick 201007020450001 Janet Rich 7/21/10 3/3/11 Closed 1,000,000 4,226.89 0.00 4,226.89 1998 Chevy pickup with damages to the tailgate and topper door AL - PD VESSW US SW Central Region 21215 Sedgwick 201008018160001 Robert O’rourke 8/17/10 10/13/10 Closed 1,000,000 4,139.26 0.00 4,139.26 2002 Mercury Sable - damages to the right rear side including bumper. AL - PD VESSW US SW Central Region 21215 Sedgwick 201008029400001 Jody Fitzsimmons 8/27/10 9/8/10 Closed 1,000,000 2,446.00 0.00 2,446.00 1993 Regency Oldsmobile right rear dented AL - PD VESSW US SW Central Region 21215 Sedgwick 201012005490001 Kevin Wood 12/6/10 5/16/11 Closed 1,000,000 2,799.50 0.00 2,799.50 Bent garage door track, gutter and corner of roof. Siding and stud broken. AL - PD VESSW US SW Central Region 21215 Sedgwick 201101015070001 Brooklyn Heights Apts 1/14/11 2/25/11 Closed 1,000,000 1,247.11 0.00 1,247.11 Overhang pole support AL - PD VESSW US SW Central Region 21215 Sedgwick 201104011140001 Aaron Culp 4/19/11 7/27/11 Closed 1,000,000 0.00 0.00 0.00 While loading a roll off box it slid sideways and broke a concrete sidewalk. AL - PD VESSW US SW Central Region 21215 Sedgwick 201108001030001 Chad Woolever 5/31/11 10/5/11 Closed 1,000,000 0.00 0.00 0.00 Wire brought down and siding ripped away from the top of the house. AL - PD VESSW US SW Central Region 21225 Sedgwick 201007004210002 Kerul Mehta 7/2/10 2/24/11 Closed 1,000,000 50.00 0.00 50.00 IV: damage to battery box. / Clmt: damages to front right fender, bumper, mirror AL - PD VESSW US SW Central Region 21225 Sedgwick 201007015090001 Jennifer Diquattro 7/16/10 1/27/11 Closed 1,000,000 16.00 0.00 16.00 Our driver was northbound on Paulina following behind a white BMW that had stopp AL - PD VESSW US SW Central Region 21225 Sedgwick 201008003130001 Ed Rawski 8/5/10 8/30/10 Closed 1,000,000 350.00 0.00 350.00 Damaged garage siding AL - PD VESSW US SW Central Region 21225 Sedgwick 201008031880001 Juan Luna 8/30/10 9/16/10 Closed 1,000,000 267.00 0.00 267.00 1992 Honda Civic windshield cracked AL - PD VESSW US SW Central Region 21225 Sedgwick 201009000510001 Milan’s Machining 8/31/10 10/21/10 Closed 1,000,000 4,485.75 0.00 4,485.75 Power outage. Loss of use, down time. AL - PD VESSW US SW Central Region 21225 Sedgwick 201009008300001 Victor Resendiz 9/7/10 11/29/10 Closed 1,000,000 704.65 0.00 704.65 1997 Ford E150 Van - damage to rear driver side light assembly AL - PD VESSW US SW Central Region 21225 Sedgwick 201009008500001 Denholtz Associates 9/7/10 9/16/10 Closed 1,000,000 200.00 0.00 200.00 Damaged electrical meter. AL - PD VESSW US SW Central Region 21225 Sedgwick 201009011320001 Pavilion Apartments 9/3/10 10/22/10 Closed 1,000,000 1,679.00 0.00 1,679.00 Damaged gate. Inside horizontal pipe broken and bent in multiple areas. AL - PD VESSW US SW Central Region 21225 Sedgwick 201010005910001 Austin Prina 10/6/10 3/14/11 Closed 1,000,000 15.45 0.00 15.45 2000 Semi Tractor Trailer - scratch to the right side of the trailer AL - PD VESSW US SW Central Region 21225 Sedgwick 201010015650001 Supervalue Jewel-osco 9/17/10 12/6/10 Closed 1,000,000 10,393.32 0.00 10,393.32 Compactor shoot and rails AL - PD VESSW US SW Central Region 21225 Sedgwick 201011002720001 Chances R 11/2/10 2/4/11 Closed 1,000,000 0.00 0.00 0.00 broken black top parking lot AL - PD VESSW US SW Central Region 21225 Sedgwick 201011004080001 Thorntons, Inc. 10/12/10 12/13/10 Closed 1,000,000 4,523.00 0.00 4,523.00 cinder block container enclosure damage.

Solid Waste AL, GL, WC Claim List 7/1/09 - 5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL - PD VESSW US SW Central Region 21225 Sedgwick 201011016630001 Glenda Muñiz 11/18/10 12/1/10 Closed 1,000,000 1,349.13 0.00 1,349.13 2004 Chevy TrailBlazer scratched & dented on left quarter panel, door & wheel. AL - PD VESSW US SW Central Region 21225 Sedgwick 201011022730001 Wisch Rental Properties 11/23/10 1/20/11 Closed 1,000,000 220.00 0.00 220.00 Damaged gutter AL - PD VESSW US SW Central Region 21225 Sedgwick 201012021360001 Robert Yellin 12/22/10 3/31/11 Closed 1,000,000 1,290.00 0.00 1,290.00 Broken poles and wood planking AL - PD VESSW US SW Central Region 21225 Sedgwick 201101001720001 M&g Finish Carpentry 1/4/11 9/12/11 Closed 1,000,000 15.45 0.00 15.45 Wooden riser supporting incoming power lines was torn down. AL - PD VESSW US SW Central Region 21225 Sedgwick 201101009630001 Grand Tower Plaza Condo 1/11/11 7/8/11 Closed 1,000,000 669.00 0.00 669.00 Warning light and wall bracket were broken. AL - PD VESSW US SW Central Region 21225 Sedgwick 201101023170001 Schultz Supply Company 1/24/11 2/9/11 Closed 1,000,000 525.00 0.00 525.00 Broke pole on the chain link fence. AL - PD VESSW US SW Central Region 21225 Sedgwick 201102000440002 Angelica Green 1/31/11 8/19/11 Closed 1,000,000 0.00 0.00 0.00 2004 Buick Century with damages on front left bumper, fender, light AL - PD VESSW US SW Central Region 21225 Sedgwick 201102008330001 Commonwealth Edisonco 2/7/11 4/3/12 Closed 1,000,000 20.45 0.00 20.45 Wires and and Utility pole broken AL - PD VESSW US SW Central Region 21225 Sedgwick 201102008340001 Joe Wilson 2/4/11 6/10/11 Closed 1,000,000 977.93 0.00 977.93 1996 Plymouth Grand Voyager with a scratch on the rear tailgate. AL - PD VESSW US SW Central Region 21225 Sedgwick 201102009530001 Christopher Smith 2/8/11 8/2/11 Closed 1,000,000 1,125.35 0.00 1,125.35 2008 Chevy Cobalt with damaged front right fender and wheel. AL - PD VESSW US SW Central Region 21225 Sedgwick 201102018010001 Sweet Baby Rays 2/16/11 3/4/11 Closed 1,000,000 2,500.00 0.00 2,500.00 Dumpster enclosure back wall damage AL - PD VESSW US SW Central Region 21225 Sedgwick 201105000210001 James Humphries 4/29/11 6/3/11 Closed 1,000,000 1,786.47 0.00 1,786.47 Damaged rear bumper to 1999 Lincoln Navigator. AL - PD VESSW US SW Central Region 21225 Sedgwick 201105007170001 Dean Heatter 5/11/11 6/3/11 Closed 1,000,000 292.00 0.00 292.00 2000 Pontiac Grand Prix with broken windshield. AL - PD VESSW US SW Central Region 21225 Sedgwick 201106003880001 Katherine Brand 6/2/11 7/25/11 Closed 1,000,000 605.79 0.00 605.79 2009 Nissan Altima scratched driver side. AL - PD VESSW US SW Central Region 21225 Sedgwick 201106006270001 Carmen Garcia 6/8/11 7/13/11 Closed 1,000,000 1,634.43 0.00 1,634.43 2005 Mitsubishi eclipse rear quarter panel dent AL - PD VESSW US SW Central Region 21225 Sedgwick 201106008350001 Anjalee Modi 6/10/11 7/20/11 Closed 1,000,000 225.00 0.00 225.00 cracked curb, ruts in yard. AL - PD VESSW US SW Central Region 21225 Sedgwick 201106008350002 Sue Plahm 6/10/11 10/18/11 Closed 1,000,000 1,250.00 0.00 1,250.00 Concrete curb damaged. AL - PD VESSW US SW Central Region 21225 Sedgwick 201106009660001 Leslie Rohrscheib 6/14/11 9/20/11 Closed 1,000,000 2,209.86 0.00 2,209.86 1999 Pontiac Grand AM - damage to d/s headlight and front quarter panel AL - PD VESSW US SW Central Region 21225 Sedgwick 201106009690001 Comcast Cable Communications 6/14/11 3/19/12 Closed 1,000,000 5,070.35 0.00 5,070.35 Pulled wire. AL - PD VESSW US SW Central Region 21225 Sedgwick 201106010170001 Nat Osmani 6/6/11 8/2/11 Closed 1,000,000 585.00 0.00 585.00 wire torn down/pole damaged AL - PD VESSW US SW Central Region 21225 Sedgwick 201106012870001 Sabhash Sluja-pandaexpress 6/20/11 Open 1,000,000 0.00 10,000.00 10,000.00 Property damage to building. AL - PD VESSW US SW Central Region 21230 Sedgwick 201007011030001 Maria Biedron 7/12/10 8/17/10 Closed 1,000,000 2,145.13 0.00 2,145.13 2000 Honda rear end trunk damage. AL - PD VESSW US SW Central Region 21230 Sedgwick 201007011060001 Chicago Stucco 7/12/10 7/20/10 Closed 1,000,000 1,384.32 0.00 1,384.32 2003 Chevy Commercial Van - Front side bumper scratched and dented. AL - PD VESSW US SW Central Region 21230 Sedgwick 201008015960001 Takeda Pharmaceuticals 8/13/10 11/16/10 Closed 1,000,000 0.00 0.00 0.00 Chipped ceiling AL - PD VESSW US SW Central Region 21230 Sedgwick 201008023720001 Com Ed 8/20/10 12/7/10 Closed 1,000,000 15.45 0.00 15.45 Wires were pulled down. AL - PD VESSW US SW Central Region 21230 Sedgwick 201009007280002 Ana Florea 9/8/10 1/23/12 Closed 1,000,000 7,968.56 0.00 7,968.56 Claimant vehicle struck Veolia truck causing property damage to both vehicles. AL - PD VESSW US SW Central Region 21230 Sedgwick 201010006610001 Edward And Mitzi Smith 10/7/10 8/23/11 Closed 1,000,000 0.00 0.00 0.00 Pulled line down creating power outage and connection to home AL - PD VESSW US SW Central Region 21230 Sedgwick 201010006610002 Com Ed 10/7/10 8/23/11 Closed 1,000,000 0.00 0.00 0.00 Electrical power lines brought down AL - PD VESSW US SW Central Region 21230 Sedgwick 201010018700001 Magdalena Lorkiewicz 10/21/10 11/15/10 Closed 1,000,000 3,717.50 0.00 3,717.50 Our driver was moving forward in an alley that curves. He had the sun in his fac AL - PD VESSW US SW Central Region 21230 Sedgwick 201010022480001 Pacific Management Inc 10/25/10 11/29/10 Closed 1,000,000 1,250.00 0.00 1,250.00 Damaged guard rail and bollard AL - PD VESSW US SW Central Region 21230 Sedgwick 201011002740001 Takeda Pharmaceutical North 11/2/10 12/6/10 Closed 1,000,000 1,540.00 0.00 1,540.00 DRIVER DAMAGED A CRATE CONTAINING GRANITE America TILES WHILE SERVICING THE COMPACTOR. AL - PD VESSW US SW Central Region 21230 Sedgwick 201012024220001 Village Of Deerfield 12/27/10 1/7/11 Closed 1,000,000 130.00 0.00 130.00 Stop sign - damage AL - PD VESSW US SW Central Region 21230 Sedgwick 201101012850001 Kimberly Farrell 1/13/11 7/26/11 Closed 1,000,000 1,398.00 0.00 1,398.00 Driver hit a snow bank while making a wide turn out of an alley which caused him AL - PD VESSW US SW Central Region 21230 Sedgwick 201101025910001 Franco Lenzini 1/26/11 4/8/11 Closed 1,000,000 895.83 0.00 895.83 2006 BMW front driver side dent AL - PD VESSW US SW Central Region 21230 Sedgwick 201102025720001 3400 Management, Llc 2/17/11 3/14/11 Closed 1,000,000 550.00 0.00 550.00 Chevy Pick-up - damage to the right fender AL - PD VESSW US SW Central Region 21230 Sedgwick 201103002170001 Niurka Suarez 3/1/11 4/8/11 Closed 1,000,000 2,792.99 0.00 2,792.99 2006 Scion with damages on the left front and side areas. AL - PD VESSW US SW Central Region 21230 Sedgwick 201103016580001 Grazyna Wojenski 3/14/11 5/24/11 Closed 1,000,000 0.00 0.00 0.00 broken car mirror AL - PD VESSW US SW Central Region 21230 Sedgwick 201104006400001 Lenora Shaw 4/12/11 6/2/11 Closed 1,000,000 14,660.34 0.00 14,660.34 2005 Audi A6 (SUV) with heavy damage on left rear corner & tire. AL - PD VESSW US SW Central Region 21230 Sedgwick 201104013280001 Andrew Wade 4/25/11 6/21/11 Closed 1,000,000 500.00 0.00 500.00 Front end and passengers side damage.

Solid Waste AL, GL, WC Claim List 7/1/09—5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL—PD VESSW US SW Central Region 21230 Sedgwick 201104013280002 Enterprise Rent A Car 4/25/11 7/26/11 Closed 1,000,000 1,211.99 0.00 1,211.99 Rental vehicle Chevy HHR damaged on right side. AL—PD VESSW US SW Central Region 21230 Sedgwick 201104016060001 Maria Nawrot 4/29/11 5/19/11 Closed 1,000,000 5,936.10 0.00 5,936.10 Rear tailgate dented and rear tailgate glass broke. Also front bumper scratched. AL—PD VESSW US SW Central Region 21230 Sedgwick 201104016060002 Eugenia Tonita 4/29/11 5/19/11 Closed 1,000,000 672.34 0.00 672.34 Scratched rear bumper AL—PD VESSW US SW Central Region 21230 Sedgwick 201105001980001 Julie Roth 5/3/11 9/30/11 Closed 1,000,000 0.00 0.00 0.00 Tree damage. AL—PD VESSW US SW Central Region 21230 Sedgwick 201105013480001 Ancient Tree Association 5/23/11 8/15/11 Closed 1,000,000 0.00 0.00 0.00 Hydraulic Spill-damage to roadway in private area— Accent Tree Association AL—PD VESSW US SW Central Region 21230 Sedgwick 201106007080001 Grace Davison 6/9/11 6/21/11 Closed 1,000,000 700.00 0.00 700.00 Parking pole and asphalt damaged. AL—PD VESSW US SW Central Region 21230 Sedgwick 201106011660001 Myoung Choi 6/17/11 8/18/11 Closed 1,000,000 821.00 0.00 821.00 Toyota Camry—damage to rear door and broken rear window AL—PD VESSW US SW Central Region 21235 Sedgwick 201012000710001 Arletta Welch 12/1/10 1/18/11 Closed 1,000,000 1,624.00 0.00 1,624.00 “CLAW” OF ASL HIT END OF ROOF/GUTTER WHILE EMPTING GARBAGE CART. AL—PD VESSW US SW Central Region 21235 Sedgwick 201106011480001 Thrivent Financial For Lutherans 6/16/11 10/10/11 Closed 1,000,000 11,623.90 0.00 11,623.90 drywall cracked on ceiling. AL—PD VESSW US SW Central Region 21245 Sedgwick 201007029180001 Paul Andrews 7/30/10 9/9/10 Closed 1,000,000 1,796.18 0.00 1,796.18 2010 Ford Edge right bumper. AL—PD VESSW US SW Central Region 21245 Sedgwick 201011008850001 Sheila Lottes 11/9/10 12/14/10 Closed 1,000,000 2,296.30 0.00 2,296.30 2005 Pontiac Montata with damages to the left rear bumper and taillamp. AL—PD VESSW US SW Central Region 21245 Sedgwick 201101007340001 Melissa Williams 1/10/11 7/13/11 Closed 1,000,000 0.00 0.00 0.00 2006 Kia Optima driver side rear fender & tire AL—PD VESSW US SW Central Region 21245 Sedgwick 201102009500001 Janay Huggins 2/9/11 4/26/11 Closed 1,000,000 7,045.16 0.00 7,045.16 2005 Dodge Neon—damage to front and back of vehicle— most likely a total AL—PD VESSW US SW Central Region 21250 Sedgwick 201007015830001 Donald Holman 7/14/10 9/15/10 Closed 1,000,000 15.45 0.00 15.45 2007 Chevrolet Malibu—Extensive damage to driver’s side front AL—PD VESSW US SW Central Region 21250 Sedgwick 201010013730001 Ameren 10/14/10 1/27/11 Closed 1,000,000 0.00 0.00 0.00 Broken power lines. AL—PD VESSW US SW Central Region 21250 Sedgwick 201010013730002 Williams Dental Lab 10/14/10 11/17/10 Closed 1,000,000 932.62 0.00 932.62 Power was disconnected from building. AL—PD VESSW US SW Central Region 21250 Sedgwick 201012011230001 Macs Convenience Store #1253 12/13/10 2/23/11 Closed 1,000,000 275.00 0.00 275.00 Damaged pole and adverstising signs AL—PD VESSW US SW Central Region 21250 Sedgwick 201012026100001 Mike Carlton 12/29/10 1/12/11 Closed 1,000,000 979.53 0.00 979.53 2001 Lincoln Town Car—Rear bumper scraped & tore hole puncture. AL—PD VESSW US SW Central Region 21250 Sedgwick 201101026550001 Antoinette Jones 1/26/11 2/28/11 Closed 1,000,000 880.28 0.00 880.28 2000 Chevy Monte Carlo—chipped paint on rear bumper AL—PD VESSW US SW Central Region 21250 Sedgwick 201106006340001 Kirk Myers 5/25/11 8/15/11 Closed 1,000,000 0.00 0.00 0.00 Damaged tree limb AL—PD VESSW US SW Central Region 21250 Sedgwick 201107003450001 Richard Mcelroy 9/25/10 11/2/11 Closed 1,000,000 1,078.41 0.00 1,078.41 2008 Chrysler Sebring rear bumper & tail light AL—PD VESSW US SW Central Region 21280 Sedgwick 201011014030001 Curtis Loew 11/15/10 1/26/11 Closed 1,000,000 0.00 0.00 0.00 1993 Ford Ranger—scratched paint and cracked left taillight AL—PD VESSW US SW Central Region 21280 Sedgwick 201011014030002 Cheryl Webber 11/15/10 11/29/10 Closed 1,000,000 1,417.23 0.00 1,417.23 2001 Saturn—cracked rear bumper on passenger side AL—PD VESSW US SW Central Region 21280 Sedgwick 201012016310001 Jon Knickerbocker 12/17/10 1/27/11 Closed 1,000,000 2,103.37 0.00 2,103.37 2004 Malibu—dented d/s quarter panel and rear bumper. AL—PD VESSW US SW Central Region 21280 Sedgwick 201012019460001 Brian Johnston 12/21/10 3/18/11 Closed 1,000,000 0.00 0.00 0.00 2007 dodge Charger passenger fender, bumper, door, rear fender AL—PD VESSW US SW Central Region 21280 Sedgwick 201101016790001 Angela Marquardt 1/18/11 2/23/11 Closed 1,000,000 1,013.07 0.00 1,013.07 Veolia Driver had dumped a 1.5Yd poly REL container using a FEL truck equipped w AL—PD VESSW US SW Central Region 21280 Sedgwick 201102015490001 Cara Dobson 2/14/11 2/17/11 Closed 1,000,000 0.00 0.00 0.00 Operator was unloading six yard temp container with boom truck. While manueveri AL—PD VESSW US SW Central Region 21280 Sedgwick 201102023680001 Mike’s Smokehouse 2/22/11 4/11/11 Closed 1,000,000 900.00 0.00 900.00 Corral Gate—bent corral gate AL—PD VESSW US SW Central Region 21280 Sedgwick 201102024310001 Wisconsin Military Academy 2/23/11 5/6/11 Closed 1,000,000 762.00 0.00 762.00 Corral gate damaged AL—PD VESSW US SW Central Region 21280 Sedgwick 201103012760001 Texas Roadhouse 3/11/11 8/25/11 Closed 1,000,000 0.00 0.00 0.00 Damaged gate AL—PD VESSW US SW Central Region 21280 Sedgwick 201104004530001 John Longfine 4/8/11 1/5/12 Closed 1,000,000 4,212.28 0.00 4,212.28 2007 Honda Civic with damages on the left quartel panel. Dent and scratches. AL—PD VESSW US SW Central Region 21280 Sedgwick 201104014710001 Robert Pederson 4/27/11 5/10/11 Closed 1,000,000 2,538.85 0.00 2,538.85 Bumper and left front fender damage. AL—PD VESSW US SW Central Region 21280 Sedgwick 201106019820001 Augusta Area Housing 6/28/11 8/25/11 Closed 1,000,000 0.00 0.00 0.00 Gate Damage AL—PD VESSW US SW Central Region 21300 Sedgwick 201008030460001 Vern Fagerberg 8/27/10 10/13/10 Closed 1,000,000 1,600.00 0.00 1,600.00 Our truck rear end other vehicle (trailer). The other vehicle was making a right AL—PD VESSW US SW Central Region 21300 Sedgwick 201010018620001 Subway Resturant 9/10/10 10/27/11 Closed 1,000,000 0.00 0.00 0.00 Damage to power line AL—PD VESSW US SW Central Region 21300 Sedgwick 201011024420001 Lowells Stores 11/22/10 12/16/10 Closed 1,000,000 0.00 0.00 0.00 Overhead steel bar cracked at weld. AL—PD VESSW US SW Central Region 21300 Sedgwick 201103021760001 Robert Staeder 3/22/11 5/13/11 Closed 1,000,000 595.50 0.00 595.50 Damaged asphalt driveway AL—PD VESSW US SW Central Region 21300 Sedgwick 201104002650001 Cary Furniture 10/21/10 11/9/11 Closed 1,000,000 0.00 0.00 0.00 damage to brick exterior wall

Solid Waste AL, GL, WC Claim List 7/1/09—5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL—PD VESSW US SW Central Region 21300 Sedgwick 201106005280001 Justin Renz 6/8/11 8/22/11 Closed 1,000,000 0.00 0.00 0.00 2000 Chevy Monte Carlo with left front bumper damaged. AL—PD VESSW US SW Central Region 21305 Sedgwick 201105008150001 Carin Cole 3/24/11 1/11/12 Closed 1,000,000 125.00 0.00 125.00 Driveway damage, ruts in gravel driveway and damage to grass. AL—PD VESSW US SW Central Region 21305 Sedgwick 201106007310001 Ecosource 5/27/11 12/1/11 Closed 1,000,000 0.00 0.00 0.00 Wire tray damaged and support knocked down. AL—PD VESSW US SW Central Region 21305 Sedgwick 201106020090001 Mobile Service Inc 6/28/11 4/18/12 Closed 1,000,000 0.00 0.00 0.00 2010 Mack Roll Off—damage to driver side door mirror bracket, rub mark, bumper AL—PD VESSW US SW Central Region 21305 Sedgwick 201110015290001 Seth Hansen 10/26/10 1/17/12 Closed 1,000,000 0.00 0.00 0.00 2010 Ford truck windshield damage AL—PD VESSW US SW Central Region 21310 Sedgwick 201007009200001 Waukesha Foods 7/7/10 9/16/10 Closed 1,000,000 0.00 0.00 0.00 damaged building—10 rows of block cracked AL—PD VESSW US SW Central Region 21310 Sedgwick 201007014270001 Debbrah Schultz 7/15/10 9/29/10 Closed 1,000,000 4,981.00 0.00 4,981.00 Damage to garage door and possible structural damage between doors. AL—PD VESSW US SW Central Region 21310 Sedgwick 201007019290001 Roseanne Witt 7/20/10 9/8/10 Closed 1,000,000 1,000.00 0.00 1,000.00 2000 Dodge Durango with damages to the bumper. AL—PD VESSW US SW Central Region 21310 Sedgwick 201008001630001 T & D Machine 8/2/10 11/4/10 Closed 1,000,000 6,343.02 0.00 6,343.02 Damage to asphalt driveway—buckled asphalt / stain AL—PD VESSW US SW Central Region 21310 Sedgwick 201008013320001 David Smith 8/12/10 9/14/10 Closed 1,000,000 417.25 0.00 417.25 2009 Mini Cooper dented driver door. AL—PD VESSW US SW Central Region 21310 Sedgwick 201008025820001 Lynn Steinenger 8/18/10 11/29/10 Closed 1,000,000 0.00 0.00 0.00 damages to garage door AL—PD VESSW US SW Central Region 21310 Sedgwick 201008028820001 Ross Gettrust 8/27/10 11/17/10 Closed 1,000,000 2,981.77 0.00 2,981.77 2001 Lexus RX 300—damage to d/s mid/rear panel, bumper, light and tailgate AL—PD VESSW US SW Central Region 21310 Sedgwick 201010020860001 John Cox 10/22/10 3/7/11 Closed 1,000,000 5,315.43 0.00 5,315.43 Damaged asphalt and moved retaining wall. AL—PD VESSW US SW Central Region 21310 Sedgwick 201010023680001 Marleen Kumitsch 10/26/10 11/29/10 Closed 1,000,000 1,825.00 0.00 1,825.00 Employee drove into an overhang with a pickup truck. AL—PD VESSW US SW Central Region 21310 Sedgwick 201011006510001 Metlife 11/5/10 5/25/11 Closed 1,000,000 1,750.00 0.00 1,750.00 Coral—damage to blocks of the coral that are pushed toward the rear AL—PD VESSW US SW Central Region 21310 Sedgwick 201011011240001 Kathy Bonin 11/10/10 12/7/10 Closed 1,000,000 1,004.11 0.00 1,004.11 2001 Toyota Rav4 with driver’s side mirror ripped off & crease due to impact. AL—PD VESSW US SW Central Region 21310 Sedgwick 201011018980001 Christopher Ostromecki 11/19/10 2/23/11 Closed 1,000,000 0.00 0.00 0.00 Driveway damage—scrapes to driveway AL—PD VESSW US SW Central Region 21310 Sedgwick 201012027760002 Scott Anderson 12/31/10 11/23/11 Closed 1,000,000 2,715.31 0.00 2,715.31 Employee was pulling across a 4-lane highway when another vehicle sideswiped the AL—PD VESSW US SW Central Region 21310 Sedgwick 201102000210001 Robbin Seder 1/31/11 9/27/11 Closed 1,000,000 1,403.00 0.00 1,403.00 Garage door ripped and creased. AL—PD VESSW US SW Central Region 21310 Sedgwick 201103026030001 Elmbrook Memorial Hospital 3/28/11 4/21/11 Closed 1,000,000 941.00 0.00 941.00 Damages to the overhead door at the dock. AL—PD VESSW US SW Central Region 21310 Sedgwick 201105002590001 Kenneth Bjorkquist 5/4/11 3/26/12 Closed 1,000,000 17,443.89 0.00 17,443.89 2008 Toyota Sienna Mini-Van—damage to driver’s door, sliding door, rear bumper AL—PD VESSW US SW Central Region 21310 Sedgwick 201105005340001 Robert Wasczenski 5/10/11 7/21/11 Closed 1,000,000 2,863.05 0.00 2,863.05 2002 Elantra Sedan. Passenger side rear quarter panel. AL—PD VESSW US SW Central Region 21310 Sedgwick 201106013420001 Neil Lehmann 6/20/11 11/7/11 Closed 1,000,000 3,047.74 0.00 3,047.74 Damage to the passengers side front and rear doors. AL—PD VESSW US SW Central Region 21315 Sedgwick 201009011520001 William And Diane Koski 9/10/10 10/22/10 Closed 1,000,000 3,728.62 0.00 3,728.62 2003 Mercury Grand Marquis—damage to left rear taillight, bumper, and trunk lid AL—PD VESSW US SW Central Region 21315 Sedgwick 201011007700001 Kelly Novoa 11/8/10 12/16/10 Closed 1,000,000 4,230.49 0.00 4,230.49 2000 Toyota Camry with damages to front bumper, hood and right fender. AL—PD VESSW US SW Central Region 21315 Sedgwick 201012005350002 Justine Breen 12/6/10 3/8/12 Closed 1,000,000 0.00 0.00 0.00 2000 Pontiac Grad AM with damages on the left front bumper and fender. AL—PD VESSW US SW Central Region 21315 Sedgwick 201012018220001 Robert Krueger 12/17/10 3/17/11 Closed 1,000,000 3,569.04 0.00 3,569.04 2006 Chevy Colorado with damages on the left rear panel. AL—PD VESSW US SW Central Region 21315 Sedgwick 201102019290001 Wendy Miotke 2/17/11 4/28/11 Closed 1,000,000 894.06 0.00 894.06 1996 Ford Explorer with damages on the right front fender. AL—PD VESSW US SW Central Region 21315 Sedgwick 201102027920001 Mark Hentchel 2/28/11 4/8/11 Closed 1,000,000 4,163.02 0.00 4,163.02 2007 Toyota Camry with damages on the left rear fender and rim. AL—PD VESSW US SW Central Region 21315 Sedgwick 201103021220001 Matt Kemeny 3/22/11 4/26/11 Closed 1,000,000 770.66 0.00 770.66 1997 Chevy Lumina with damages on the front bumper area. AL—PD VESSW US SW Central Region 21315 Sedgwick 201106016480001 Cory Pease 6/23/11 7/27/11 Closed 1,000,000 1,540.02 0.00 1,540.02 1996 Acura 2 door, driver side door and window AL—PD VESSW US SW Central Region 21334 Sedgwick 201011019550001 Madison Water Utility 11/18/10 1/4/11 Closed 1,000,000 142.05 0.00 142.05 Damaged fire hydrant AL—PD VESSW US SW Central Region 21334 Sedgwick 201012012280001 Seminole Court Apartment Llct 12/13/10 2/10/11 Closed 1,000,000 1,186.25 0.00 1,186.25 Damaged gutter, facia and soffit. AL—PD VESSW US SW Central Region 21334 Sedgwick 201101012640001 Kraft Oscar Mayer 1/12/11 1/23/12 Closed 1,000,000 5,144.00 0.00 5,144.00 Overhead bridge damage AL—PD VESSW US SW Central Region 21334 Sedgwick 201102018370001 Second Season Recycling 2/16/11 4/6/11 Closed 1,000,000 1,258.78 0.00 1,258.78 SeVeolia employee (Bill Bowen) damaged the side of a scale trailer at 2nd season

Solid Waste AL, GL, WC Claim List 7/1/09—5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL—PD VESSW US SW Central Region 21334 Sedgwick 201103022380001 Gloria Weimer 3/23/11 8/11/11 Closed 1,000,000 1,174.00 0.00 1,174.00 Veolia truck slid off drive damaging driveway. AL—PD VESSW US SW Central Region 21334 Sedgwick 201104014520001 Dells Quick Mart 4/26/11 5/26/11 Closed 1,000,000 1,405.00 0.00 1,405.00 Damage to driveway AL—PD VESSW US SW Central Region 21334 Sedgwick 201104014890001 Praveen Viddamami 4/27/11 7/29/11 Closed 1,000,000 0.00 0.00 0.00 2007 Honda Accord SE—damage to front bumper and driver’s side quarter panel AL—PD VESSW US SW Central Region 21334 Sedgwick 201105001990001 Evan Freund 5/3/11 7/12/11 Closed 1,000,000 1,618.50 0.00 1,618.50 1992 Mercury Grand Marquis with damages on the left rear panel and tailight area AL—PD VESSW US SW Central Region 21334 Sedgwick 201105014530001 Grade A Investments 5/24/11 10/6/11 Closed 1,000,000 0.00 0.00 0.00 Wooden dumpster enclosure damage and vinyl siding cracked AL—PD VESSW US SW Central Region 21334 Sedgwick 201106000140001 State Of Wisconsin 5/31/11 1/20/12 Closed 1,000,000 542.05 0.00 542.05 Road sign damaged 2 -4z4 posts. AL—PD VESSW US SW Central Region 21334 Sedgwick 201106015420001 Frontier 6/22/11 8/18/11 Closed 1,000,000 0.00 0.00 0.00 Torn phone lines AL—PD VESSW US SW Central Region 21335 Sedgwick 201012021200001 Crystal Clean Auto Spa 12/21/10 1/13/11 Closed 1,000,000 500.00 0.00 500.00 Broke retaining wall blocks and shifted the corner over. AL—PD VESSW US SW Central Region 21335 Sedgwick 201102007900001 Nancy Krohn 2/7/11 4/4/11 Closed 1,000,000 1,313.45 0.00 1,313.45 1999 Ram 1500 truck left fender, hood, front bumper AL—PD VESSW US SW Central Region 21335 Sedgwick 201103019360001 Pioneer Bank 3/21/11 4/11/11 Closed 1,000,000 505.79 0.00 505.79 Damage to drive thru bank canopy—corner of canopy— facia, shingles, & wood AL—PD VESSW US SW Central Region 21336 Sedgwick 201011004880001 Boldt Company 11/3/10 11/17/10 Closed 1,000,000 2,931.57 0.00 2,931.57 While IV was making a right turn out of a parking lot, it sideswiped a parked OV AL—PD VESSW US SW Central Region 21336 Sedgwick 201011011510002 Doris Amelines 11/12/10 4/8/11 Closed 1,000,000 8,436.75 0.00 8,436.75 2007 Toyota Corolla—extensive front end damage AL—PD VESSW US SW Central Region 21336 Sedgwick B064637473000101 Patricia Litscher 10/7/10 1/12/11 Closed 1,000,000 0.00 0.00 0.00 2007 Ford Focus with Scrapes and dents on passager side rear corner. AL—PD VESSW US SW Central Region 21350 Sedgwick 201007025060001 Joseph Garcia 7/27/10 8/9/10 Closed 1,000,000 163.75 0.00 163.75 2000 Chevrolet 300M—driver’s mirror scratched and mirror glass broken. AL—PD VESSW US SW Central Region 21350 Sedgwick 201008003830001 Froedtert Hospital 7/30/10 1/7/11 Closed 1,000,000 8,142.60 0.00 8,142.60 Pushed in wall causing exterior and interior damage to building. AL—PD VESSW US SW Central Region 21350 Sedgwick 201009018300001 Discovery World 9/18/10 10/14/10 Closed 1,000,000 895.00 0.00 895.00 Damage to lift gate—broken in half AL—PD VESSW US SW Central Region 21350 Sedgwick 201009018300002 Lisa Nalbandian 9/18/10 10/12/10 Closed 1,000,000 760.32 0.00 760.32 2004 Toyota Camry—hood scratches and left fender scratches AL—PD VESSW US SW Central Region 21350 Sedgwick 201010012010001 Carol Walczak 10/13/10 11/4/10 Closed 1,000,000 701.02 0.00 701.02 2005 Dodge Durango with damage to rear 1/4 panel and taillight. AL—PD VESSW US SW Central Region 21350 Sedgwick 201010015060001 Noconnocco Price 10/18/10 10/22/10 Closed 1,000,000 1,107.70 0.00 1,107.70 Wires were taken down causing damages to houses. AL—PD VESSW US SW Central Region 21350 Sedgwick 201010015060002 Emilio Esquivel 10/18/10 10/26/10 Closed 1,000,000 700.00 0.00 700.00 Power damages pulled. House withour power energy and possible damages to siding. AL—PD VESSW US SW Central Region 21350 Sedgwick 201010015060003 We Energies 10/18/10 8/19/11 Closed 1,000,000 255.06 0.00 255.06 Damage to overhead line AL—PD VESSW US SW Central Region 21350 Sedgwick 201010017180001 We Energies 8/3/10 1/20/11 Closed 1,000,000 0.00 0.00 0.00 Allegedly, pole was leaning & was straightened out. AL—PD VESSW US SW Central Region 21350 Sedgwick 201010026160001 Vincent Kuepper 10/29/10 1/14/11 Closed 1,000,000 1,075.00 0.00 1,075.00 IV turning right around building struck over hang with R side of truck AL—PD VESSW US SW Central Region 21350 Sedgwick 201010026930001 Neils Torres 10/28/10 11/17/10 Closed 1,000,000 786.93 0.00 786.93 Buick Riviera—scratch to rear bumper AL—PD VESSW US SW Central Region 21350 Sedgwick 201011006910001 Yazmine Ramos 11/8/10 3/10/11 Closed 1,000,000 0.00 0.00 0.00 Chevy Tracker with a dented and scratched driver’s door. AL—PD VESSW US SW Central Region 21350 Sedgwick 201011013070001 Royal Orleans Condominiums 11/15/10 6/29/11 Closed 1,000,000 420.00 0.00 420.00 propery owner alleges that Veolia truck damaged parking lot curb AL—PD VESSW US SW Central Region 21350 Sedgwick 201011023280001 Adela Dela Santos 11/26/10 12/30/10 Closed 1,000,000 2,081.42 0.00 2,081.42 ‘99 Saturn driver door tear and broken window. AL—PD VESSW US SW Central Region 21350 Sedgwick 201011023350001 Zeb’s Petroleum 11/26/10 9/13/11 Closed 1,000,000 814.67 0.00 814.67 chain link fence post and top bar AL—PD VESSW US SW Central Region 21350 Sedgwick 201012009560001 Twilight Burgers 12/1/10 1/14/11 Closed 1,000,000 500.00 0.00 500.00 Damage to several cinder blocks. AL—PD VESSW US SW Central Region 21350 Sedgwick 201012022870001 Mike Coakley 12/24/10 10/27/11 Closed 1,000,000 2,457.50 0.00 2,457.50 Strap fell off truck and flew up and damaged the front grill of customers vehicl AL—PD VESSW US SW Central Region 21350 Sedgwick 201012026470001 Jason Puser 12/29/10 3/30/11 Closed 1,000,000 0.00 0.00 0.00 1993 s10 Blazer broken windshield AL—PD VESSW US SW Central Region 21350 Sedgwick 201101006100001 Enterprise Art Glassworks Inc. 1/6/11 1/18/11 Closed 1,000,000 95.00 0.00 95.00 Damaged downspout AL—PD VESSW US SW Central Region 21350 Sedgwick 201102008710001 St. Clare Church 2/8/11 2/18/11 Closed 1,000,000 508.60 0.00 508.60 Corral door frame, panels & hinges damaged. AL—PD VESSW US SW Central Region 21350 Sedgwick 201102009710001 John Peters 2/9/11 8/4/11 Closed 1,000,000 2,721.81 0.00 2,721.81 2000 Honda Accord with damages on the fender and hood. AL—PD VESSW US SW Central Region 21350 Sedgwick 201103023720001 Keith Thornon 3/22/11 7/13/11 Closed 1,000,000 498.00 0.00 498.00 As front loader pulled into customer’s asphalt drive to service container he did AL—PD VESSW US SW Central Region 21350 Sedgwick 201105006060001 Patrick Gauthier 2/8/11 9/13/11 Closed 1,000,000 0.00 0.00 0.00 Hood scrapes to 2011 Kia Sorento

Solid Waste AL, GL, WC Claim List 7/1/09—5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL—PD VESSW US SW Central Region 21350 Sedgwick 201105011180001 Dermond Associates 5/18/11 Open 1,000,000 374.30 8,400.70 8,775.00 Building overhead concrete damage. AL—PD VESSW US SW Central Region 21350 Sedgwick 201105014310001 Goodman-bensman Funeral Home 4/4/11 11/10/11 Closed 1,000,000 1,500.00 0.00 1,500.00 Damage to parking lot, stained asphalt. AL—PD VESSW US SW Central Region 21350 Sedgwick 201106008380001 Richard Wythes 6/10/11 6/22/11 Closed 1,000,000 410.00 0.00 410.00 Cedar siding damage AL—PD VESSW US SW Central Region 21350 Sedgwick 201106009290001 Jim Mitchell 6/13/11 8/26/11 Closed 1,000,000 233.00 0.00 233.00 damaged fence AL—PD VESSW US SW Central Region 21350 Sedgwick 201106018330001 Brian Juntunen 6/25/11 9/27/11 Closed 1,000,000 0.00 0.00 0.00 2006 Scion TC with windshield damages. AL—PD VESSW US SW Central Region 21350 Sedgwick 201106020060001 Dan Allison 6/28/11 9/8/11 Closed 1,000,000 0.00 0.00 0.00 siding and downspout on home AL—PD VESSW US SW Central Region 21350 Sedgwick 201108017060001 Northwest Asphalt Products 6/8/11 9/12/11 Closed 1,000,000 998.00 0.00 998.00 manhole pushed off frame AL—PD VESSW US SW Central Region 21350 Sedgwick 201109002740001 Daniel Koepp 9/2/10 3/12/12 Closed 1,000,000 0.00 0.00 0.00 Alleged garage damage. AL—PD VESSW US SW Central Region 21360 Sedgwick 201102020920001 Gary Hanson 2/21/11 3/7/11 Closed 1,000,000 1,929.49 0.00 1,929.49 Driver slid on a patch of ice into a garage damaging the door. AL—PD VESSW US SW Central Region 21375 Sedgwick 201008003000001 Church Of Nazarene 7/30/10 8/16/10 Closed 1,000,000 1,470.00 0.00 1,470.00 Cracked/broken asphalt (5x5 foot section) AL—PD VESSW US SW Central Region 21375 Sedgwick 201010006990001 Tim Watson 10/6/10 11/17/10 Closed 1,000,000 2,269.77 0.00 2,269.77 2000 Cavalier—dented hood, headlight and radiator AL—PD VESSW US SW Central Region 21375 Sedgwick 201012023630002 Mel Tipton 12/24/10 1/28/11 Closed 1,000,000 0.00 0.00 0.00 EE stated he was north bound on state hwy 5 when he met a wrecker heading south AL—PD VESSW US SW Central Region 21375 Sedgwick 201105016170001 Judy Dodd 5/26/11 7/20/11 Closed 1,000,000 4,169.47 0.00 4,169.47 Front grille, bumper, hood, left front fender. AL—PD VESSW US SW Central Region 21375 Sedgwick 201106013960001 Carla Stewart 6/21/11 7/13/11 Closed 1,000,000 3,047.45 0.00 3,047.45 2000 Chevrolet Malibu—damage to R rear fender, bumper, and taillight AL—PD VESSW US SW Central Region 21375 Sedgwick 201204004860001 Esam Diab 10/1/10 Open 1,000,000 0.00 1,000.00 1,000.00 2006 Cobalt bumper damage. AL—PD VESSW US SW Central Region 21380 Sedgwick 201102013100001 Cathy Mcfarlane 2/11/11 5/2/11 Closed 1,000,000 6,624.02 0.00 6,624.02 Chevy Malibu MRXX—extensive damage AL—PD VESSW US SW Central Region 21380 Sedgwick B164607589000301 Neenah Joint Schooldistrict 2/11/11 5/26/11 Closed 1,000,000 13,210.77 0.00 13,210.77 White Cube Truck—no other information available AL—PD VESSW US SW Central Region 21390 Sedgwick 201012004790001 Bonnie Mcgoon 12/6/10 4/14/11 Closed 1,000,000 1,649.30 0.00 1,649.30 1997 Mercury Mtneer—damage to d/s door, fender, headlight, bumper AL—PD VESSW US SW Central Region 21390 Sedgwick 201012006910001 Murayad Hasan 12/7/10 2/3/11 Closed 1,000,000 4,019.28 0.00 4,019.28 2006 Toyota Sienna—damage to front bumper AL—PD VESSW US SW Central Region 21390 Sedgwick 201101008210001 Cinnamon Marxen 1/10/11 4/12/11 Closed 1,000,000 2,310.64 0.00 2,310.64 2010 Chevrolet Malibu—scratches to hood and fender AL—PD VESSW US SW Central Region 21390 Sedgwick 201102024550001 Ron’s Auto Body 2/24/11 7/13/11 Closed 1,000,000 5,265.75 0.00 5,265.75 Bottom cross member on sign pole bent up AL—PD VESSW US SW Central Region 21390 Sedgwick 201103008340001 Advanced Auto Parts 3/9/11 11/7/11 Closed 1,000,000 3,103.64 0.00 3,103.64 Advanced Auto Parts light pole damaged/bent when struck by Veolia Truck. AL—PD VESSW US SW Central Region 21390 Sedgwick 201104001380001 Walmart 4/4/11 8/26/11 Closed 1,000,000 3,473.47 0.00 3,473.47 WALMART CLAIMS COMPACTOR CHUTE AND FRAME DAMAGED DURING HAULING OPERATIONS. AL—PD VESSW US SW Central Region 21390 Sedgwick 201104014460001 Amy Jo Helke 4/27/11 5/9/11 Closed 1,000,000 1,102.50 0.00 1,102.50 Passenger side door and quarter panel. AL—PD VESSW US SW Central Region 21390 Sedgwick 201105009500001 Republic Recycling Services 5/4/11 7/20/11 Closed 1,000,000 611.00 0.00 611.00 Dent in the gate of a chain link fence. AL—PD VESSW US SW Central Region 21390 Sedgwick 201105010010001 Derek Nord 5/16/11 8/22/11 Closed 1,000,000 443.10 0.00 443.10 Damaged to his license plate. AL—PD VESSW US SW Central Region 21390 Sedgwick 201106006230001 Johns Foods 6/9/11 12/13/11 Closed 1,000,000 0.00 0.00 0.00 concrete damage AL—PD VESSW US SW Central Region 21390 Sedgwick 201106006850001 Rochester City Lines 6/9/11 8/11/11 Closed 1,000,000 105.97 0.00 105.97 Bent bike rack on the city bus. AL—PD VESSW US SW Central Region 21390 Sedgwick 201106006980001 Jeff Dodge 6/10/11 11/4/11 Closed 1,000,000 0.00 0.00 0.00 Cracked Windshield. AL—PD VESSW US SW Central Region 21395 Sedgwick 201007007830001 Diamond Realty Llc 7/8/10 12/22/10 Closed 1,000,000 0.00 0.00 0.00 Cracked asphalt AL—PD VESSW US SW Central Region 21395 Sedgwick 201008001740001 Bill Doran Company 8/2/10 10/12/10 Closed 1,000,000 400.00 0.00 400.00 2000 Ford van—dented side panel. AL—PD VESSW US SW Central Region 21395 Sedgwick 201008019700001 Forest Hills Automotive 8/18/10 1/21/11 Closed 1,000,000 0.00 0.00 0.00 Damage to building as a result of the wires being pulled down AL—PD VESSW US SW Central Region 21395 Sedgwick 201008019700002 Ronald King 8/18/10 6/3/11 Closed 1,000,000 1,924.81 0.00 1,924.81 2001 Silverado. Wire fell onto parked claimant vehicle, causing scratches. AL—PD VESSW US SW Central Region 21395 Sedgwick 201008019700003 Frank Beadnell 8/18/10 1/21/11 Closed 1,000,000 0.00 0.00 0.00 1999 Ford Ranger. Wire fell on parked claimant vehicle, causing scratches. AL—PD VESSW US SW Central Region 21395 Sedgwick 201008019700004 Steve Skinner 8/18/10 8/23/10 Closed 1,000,000 0.00 0.00 0.00 1993 Nissan Maxima. Wire fell on parked claimant vehicle, causing scratches. AL—PD VESSW US SW Central Region 21395 Sedgwick 201008019700005 Com Ed 8/18/10 Reopen 1,000,000 0.00 9,500.00 9,500.00 Damage to wire/pole. Wire was broken & pole was bent. AL—PD VESSW US SW Central Region 21395 Sedgwick 201010012160001 Crusader Clinic 10/13/10 10/20/10 Closed 1,000,000 0.00 0.00 0.00 Damaged enclosure post and door. AL—PD VESSW US SW Central Region 21395 Sedgwick 201101022230001 Roger Chapman 1/24/11 3/7/11 Closed 1,000,000 1,470.00 0.00 1,470.00 2 HOLES IN THE CIDER BLOCK. HOLES DIDN’T BREAK THRU INSIDE BLDG. AL—PD VESSW US SW Central Region 21395 Sedgwick 201102005260001 Greg Drummer 2/3/11 3/15/11 Closed 1,000,000 677.85 0.00 677.85 1991 Ford F-250 with damages on the passenger side door.

Solid Waste AL, GL, WC Claim List 7/1/09—5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL—PD VESSW US SW Central Region 21395 Sedgwick 201102010200001 Toni’s Pizza & Pasta 2/9/11 3/30/11 Closed 1,000,000 5,322.93 0.00 5,322.93 Business income loss for 2-3 days downtime. AL—PD VESSW US SW Central Region 21395 Sedgwick 201102010200002 Alice Anderson 2/9/11 5/6/11 Closed 1,000,000 4,932.79 0.00 4,932.79 Building cinder block, electric line & tower, AL—PD VESSW US SW Central Region 21395 Sedgwick 201102010200003 Comed 2/9/11 7/13/11 Closed 1,000,000 1,610.00 0.00 1,610.00 Damaged overhead wire AL—PD VESSW US SW Central Region 21395 Sedgwick 201102023770001 Anderson Packaging 2/23/11 9/8/11 Closed 1,000,000 0.00 0.00 0.00 Dented steel siding AL—PD VESSW US SW Central Region 21395 Sedgwick 201102023830001 Center Point Properties 2/23/11 9/1/11 Closed 1,000,000 0.00 0.00 0.00 Damage to siding of bldg. AL—PD VESSW US SW Central Region 21395 Sedgwick 201102023900001 Larry Hageman 2/22/11 3/29/11 Closed 1,000,000 0.00 0.00 0.00 DAMAGE TO SIDING. AL—PD VESSW US SW Central Region 21395 Sedgwick 201104011120001 Joe Goebbert 4/18/11 10/14/11 Closed 1,000,000 0.00 0.00 0.00 2004 Jaguar with a light scuff on truck lid AL—PD VESSW US SW Central Region 21395 Sedgwick 201105010650001 Iralee Cronin 5/16/11 7/8/11 Closed 1,000,000 150.00 0.00 150.00 Damaged mailbox AL—PD VESSW US SW Central Region 21395 Sedgwick 201105015130001 Valrie Hudgens 5/24/11 1/19/12 Closed 1,000,000 100.00 0.00 100.00 Dent to corner trim on metal bldg. AL—PD VESSW US SW Central Region 21395 Sedgwick 201106015690001 Chuck Martize 6/17/11 9/2/11 Closed 1,000,000 1,283.06 0.00 1,283.06 stained driveway AL—PD VESSW US SW Central Region 21405 Sedgwick 201010020810001 Tasha Ditter 10/22/10 2/21/11 Closed 1,000,000 0.00 0.00 0.00 2003 Dodge Stratus with damages to the left tail light and bumper area. AL—PD VESSW US SW Central Region 21405 Sedgwick 201011001540001 Robert Meisenbech 11/2/10 12/21/10 Closed 1,000,000 0.00 0.00 0.00 2001 Honda—extensive damage to rear bumper, deck lid, tail light, quarter panel AL—PD VESSW US SW Central Region 21405 Sedgwick 201101018510001 Jesse Schwartz 1/20/11 2/11/11 Closed 1,000,000 4,444.50 0.00 4,444.50 2001 Honda Civic—damage to driver side front and front bumper AL—PD VESSW US SW Central Region 21405 Sedgwick 201106000540001 Russell Larson 5/31/11 8/26/11 Closed 1,000,000 0.00 0.00 0.00 2007 KWDT Moped—damage noted to all areas AL—PD VESSW US SW Central Region 21410 Sedgwick 201007019670001 Serena Kraus 7/2/10 8/26/10 Closed 50,000 2,131.33 0.00 2,131.33 2004 Dodge Status—front bumper dent AL—PD VESSW US SW Central Region 21410 Sedgwick 201007019670002 Grant Huelskamp 7/2/10 8/19/10 Closed 50,000 2,307.31 0.00 2,307.31 2004 Mazda 6—front end damage AL—PD VESSW US SW Central Region 21410 Sedgwick 201007021040001 Berryhill Golf Coarse 7/20/10 9/23/10 Closed 1,000,000 941.00 0.00 941.00 Damage to the pavement on the cart path and to the gutter of the bldg. AL—PD VESSW US SW Central Region 21410 Sedgwick 201007028350001 Corey Smith 7/29/10 10/20/10 Closed 1,000,000 0.00 0.00 0.00 2001—Mazda Pick-up truck—damage to side of vehicle AL—PD VESSW US SW Central Region 21410 Sedgwick 201008000530001 Fairfax Pollnow 7/30/10 8/16/10 Closed 1,000,000 1,974.00 0.00 1,974.00 Residential overhang damage. AL—PD VESSW US SW Central Region 21410 Sedgwick 201008005050001 Ray Muench 8/5/10 9/29/10 Closed 1,000,000 4,741.90 0.00 4,741.90 2001 Infinity with damages to the front bumper and headlight. AL—PD VESSW US SW Central Region 21410 Sedgwick 201008032590002 Mary Mayer 8/31/10 10/6/11 Closed 1,000,000 2,970.34 0.00 2,970.34 1997 Mercedes SL500 with rear bumper and trunk dented. AL—PD VESSW US SW Central Region 21410 Sedgwick 201009018540001 Kiristen White 9/20/10 11/16/10 Closed 1,000,000 2,267.45 0.00 2,267.45 mirror broken, black tire rub marks on fender and passenger door. AL—PD VESSW US SW Central Region 21410 Sedgwick 201009026120001 Randy Davidson 9/27/10 10/22/10 Closed 1,000,000 2,067.64 0.00 2,067.64 2004 Chevy minivan damage to driver’s side qtr panel & light. AL—PD VESSW US SW Central Region 21410 Sedgwick 201011017840001 Judy Hargis 9/20/10 12/30/10 Closed 1,000,000 140.00 0.00 140.00 Claimant alleges damages to her landscaping. AL—PD VESSW US SW Central Region 21410 Sedgwick 201011024890001 William Sappington 9/10/10 12/17/10 Closed 1,000,000 2,899.29 0.00 2,899.29 Right side damages to PT Cruiser AL—PD VESSW US SW Central Region 21415 Sedgwick 201009000540001 City Of St. Louis 8/31/10 11/3/10 Closed 1,000,000 830.00 0.00 830.00 Damages to bench park AL—PD VESSW US SW Central Region 21425 Sedgwick 201008025120001 Yvette Parseghian 8/20/10 11/30/10 Closed 1,000,000 0.00 0.00 0.00 1995 Nissan Altima—dent/gouges to driver’s side qtr panel/rear areas. AL—PD VESSW US SW Central Region 21425 Sedgwick 201009013300001 St. Catherine’s Medical Center 9/13/10 10/14/10 Closed 1,000,000 1,880.00 0.00 1,880.00 Sign pole dented, scratched and bent. AL—PD VESSW US SW Central Region 21425 Sedgwick 201011009050001 Lakeside Transportation 11/8/10 1/19/11 Closed 1,000,000 90.54 0.00 90.54 Broken mirror AL—PD VESSW US SW Central Region 21425 Sedgwick 201011009090001 Comed 11/9/10 4/27/11 Closed 1,000,000 0.00 0.00 0.00 VES employee backed into utility pole in alley. AL—PD VESSW US SW Central Region 21425 Sedgwick 201012011700001 At & T 8/31/10 6/29/11 Closed 1,000,000 0.00 0.00 0.00 Damage to wires—taken down AL—PD VESSW US SW Central Region 21425 Sedgwick 201012020600001 Maritza Bautista 12/22/10 1/6/11 Closed 1,000,000 217.72 0.00 217.72 While attempting to change lanes from left to right, VES driver noticed 3rd part AL—PD VESSW US SW Central Region 21425 Sedgwick 201012025700001 Sam Wong 12/28/10 5/18/11 Closed 1,000,000 6,230.85 0.00 6,230.85 2009 Toyota Camry—damage to driver’s side door and quarter panel AL—PD VESSW US SW Central Region 21425 Sedgwick 201103011230001 Belvidere Mall 3/10/11 4/4/11 Closed 1,000,000 0.00 0.00 0.00 Handicap sign damaged. AL—PD VESSW US SW Central Region 21425 Sedgwick 201105016330001 Mark Levan 5/27/11 6/10/11 Closed 1,000,000 622.32 0.00 622.32 2005 Dodge Caravan—Taxi—left side rear bumper scratched. AL—PD VESSW US SW Central Region 21425 Sedgwick 201106001090001 Walgreens 5/31/11 10/19/11 Closed 1,000,000 0.00 0.00 0.00 Corral gate—structural bars were bent AL—PD VESSW US SW Central Region 21430 Sedgwick 201009005990001 Raymond Roggenbuck 9/7/10 1/9/12 Closed 1,000,000 4,186.68 0.00 4,186.68 VW Jetta 09 had a damaged fender AL—PD VESSW US SW Central Region 21430 Sedgwick 201010009010001 Brian Arlen 10/8/10 10/6/11 Closed 1,000,000 0.00 0.00 0.00 Ford 2010 Mustang sedan tire marks on front bumper and dent on left fender. AL—PD VESSW US SW Central Region 21430 Sedgwick 201011009660001 Charity Gasall 11/10/10 12/30/10 Closed 1,000,000 8,702.42 0.00 8,702.42 2003 Toyota Sienna—dented rt pass. door and rear fender AL—PD VESSW US SW Central Region 21430 Sedgwick 201101004820001 Robert Steen 1/6/11 2/9/11 Closed 1,000,000 1,684.09 0.00 1,684.09 1999 Nissan Altima GXE with dented hood.

Solid Waste AL, GL, WC Claim List 7/1/09—5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL—PD VESSW US SW Central Region 21430 Sedgwick 201102008810001 City Of Wausau 2/7/11 4/13/11 Closed 1,000,000 0.00 0.00 0.00 Damage to base of light pole AL—PD VESSW US SW Central Region 21430 Sedgwick 201105014960001 Guadalupe Rodriguez 5/25/11 7/27/11 Closed 1,000,000 941.77 0.00 941.77 2002 Chevy K1500 pickup dented on left fender and bug shield. AL—PD VESSW US SW Central Region 21435 Sedgwick 201101003080001 Conway Freight 1/4/11 3/10/11 Closed 1,000,000 1,087.50 0.00 1,087.50 Eaves dented and awning pulled from building. AL—PD VESSW US SW Central Region 21435 Sedgwick 201101012740001 Yvonne Koenig 1/12/11 1/27/11 Closed 1,000,000 0.00 0.00 0.00 Cracks in driveway AL—PD VESSW US SW Central Region 21435 Sedgwick 201101025500001 St. Michaels Hospital 1/24/11 7/20/11 Closed 1,000,000 0.00 0.00 0.00 The electrical box on the wall of customer building was struck by door of compac AL—PD VESSW US SW Central Region 21435 Sedgwick 201102002880001 Unknown Pole 2/2/11 2/21/11 Closed 1,000,000 0.00 0.00 0.00 Employee was backing down dead end road and backed into a wooden post. AL—PD VESSW US SW Central Region 21435 Sedgwick 201104003720001 Jay Kolodzieg 4/7/11 9/28/11 Closed 1,000,000 3,893.54 0.00 3,893.54 parking lot asphalt was cracked AL—PD VESSW US SW Central Region 21435 Sedgwick 201106007930001 Scott Koehler 6/8/11 6/23/11 Closed 1,000,000 900.00 0.00 900.00 Driveway cracked under weight of truck. AL—PD VESSW US SW East Region 21010 Sedgwick 201007029310001 Seymour Raskin 7/30/10 8/17/10 Closed 50,000 20.00 0.00 20.00 2010—Lincoln Passenger Vehicle—damage to passenger side of vehicle AL—PD VESSW US SW East Region 21010 Sedgwick 201106020850001 Robert Ouellette 6/30/11 9/23/11 Closed 1,000,000 1,195.49 0.00 1,195.49 2011 GMC Suv grille AL—PD VESSW US SW East Region 21240 Sedgwick 201008023990001 Centurylink 8/20/10 11/30/11 Closed 1,000,000 4,890.15 0.00 4,890.15 Broken pole and wire. AL—PD VESSW US SW East Region 21240 Sedgwick 201101015110001 Nick Skinner 1/17/11 2/11/11 Closed 1,000,000 5,258.87 0.00 5,258.87 1995 Ford F250 with damage to the left rear quarter panel, and both rear tires. AL—PD VESSW US SW East Region 21240 Sedgwick 201101020310001 Kosciusko Rural Electric 1/20/11 1/31/11 Closed 1,000,000 752.99 0.00 752.99 Damage to security light and pole AL—PD VESSW US SW East Region 21240 Sedgwick 201101020310002 Carl Hughes 1/20/11 5/13/11 Closed 1,000,000 0.00 0.00 0.00 2004 Ford Pick-up Truck—damage to roof of vehicle and right side AL—PD VESSW US SW East Region 21240 Sedgwick 201104011380001 Angela Kuhn 4/21/11 6/28/11 Closed 1,000,000 8,057.55 0.00 8,057.55 2007 Pontiac SUV —extensive right front damage. AL—PD VESSW US SW East Region 21260 Sedgwick 201010022270001 Sal Castiglione 10/25/10 11/29/10 Closed 1,000,000 500.00 0.00 500.00 1998 Buick Regal—dented d/s doors and quarter panel, broken window. AL—PD VESSW US SW East Region 21260 Sedgwick 201101015990001 Bluestar 1/18/11 9/13/11 Closed 1,000,000 300.00 0.00 300.00 Torn cable and phone lines. AL—PD VESSW US SW East Region 21260 Sedgwick 201101018810001 Charles Fultz 1/20/11 2/7/11 Closed 1,000,000 985.70 0.00 985.70 1995 GMC Jimmy with damages to the left side rear bumper. AL—PD VESSW US SW East Region 21260 Sedgwick 201102008670001 John Waselski 2/7/11 4/18/11 Closed 1,000,000 2,450.00 0.00 2,450.00 Building damage—damage to siding and exposed block AL—PD VESSW US SW East Region 21260 Sedgwick 201103012340001 Extra Space Storageusa 3/11/11 5/12/11 Closed 1,000,000 1,541.00 0.00 1,541.00 Gate bent. Broken and damaged supports on gate. AL—PD VESSW US SW East Region 21260 Sedgwick 201104000490001 Spice Mart 3/31/11 10/20/11 Closed 1,000,000 0.00 0.00 0.00 power outage AL—PD VESSW US SW East Region 21260 Sedgwick 201104000490002 Dte 3/31/11 10/20/11 Closed 1,000,000 1,512.98 0.00 1,512.98 Wire snagged by truck. AL—PD VESSW US SW East Region 21260 Sedgwick 201104000680001 Rose Manning 3/31/11 4/25/11 Closed 1,000,000 300.00 0.00 300.00 1998 Chevy Metro with damages on the rear bumper area. AL—PD VESSW US SW East Region 21260 Sedgwick 201104005630001 Roberta Carmer 4/6/11 4/28/11 Closed 1,000,000 100.00 0.00 100.00 2008 Chevrolet Impala—damage to windshield, hood, and front bumper AL—PD VESSW US SW East Region 21260 Sedgwick 201104005790001 Papa Joe’s 4/8/11 9/16/11 Closed 1,000,000 0.00 0.00 0.00 2003 Great Dane Trailer—dented and scraped driver’s side front corner AL—PD VESSW US SW East Region 21260 Sedgwick 201104010890001 Bridgette Alam 4/20/11 5/10/11 Closed 1,000,000 525.00 0.00 525.00 Rear end damage to the trunk and lights. AL—PD VESSW US SW East Region 21260 Sedgwick 201105002880001 Melita Campos 5/3/11 12/2/11 Closed 1,000,000 0.00 0.00 0.00 1999 Jeep Cherokee with damages on right rear bumper. AL—PD VESSW US SW East Region 21260 Sedgwick 201106019850001 Darryl Appel 6/28/11 8/1/11 Closed 1,000,000 4,660.36 0.00 4,660.36 2003 Dodge Ram Pick up bumper AL—PD VESSW US SW East Region 21260 Sedgwick B164665082000101 Victor Negrete 12/6/10 4/13/12 Closed 1,000,000 3,650.58 0.00 3,650.58 Caused damage. AL—PD VESSW US SW East Region 21265 Sedgwick 201007006520001 Novi Bowl 7/6/10 1/26/11 Closed 1,000,000 1,127.00 0.00 1,127.00 Edison electrical ground wire pulled down. No loss of service. AL—PD VESSW US SW East Region 21265 Sedgwick 201007012200001 Wonder Hostess Bakery 7/13/10 9/10/10 Closed 1,000,000 0.00 0.00 0.00 Delivery truck—scrapes down drivers’ side. AL—PD VESSW US SW East Region 21265 Sedgwick 201008032260001 Rina Tonon 8/30/10 9/8/10 Closed 1,000,000 487.50 0.00 487.50 Ford Explorer—broken back window AL—PD VESSW US SW East Region 21265 Sedgwick 201010025190001 Marquita Webb 10/27/10 11/4/10 Closed 1,000,000 1,786.57 0.00 1,786.57 2006 Dodge Charger—broken taillight & qtr panel AL—PD VESSW US SW East Region 21265 Sedgwick 201011000140001 Jason Hubbs 10/29/10 11/29/10 Closed 1,000,000 500.00 0.00 500.00 2007—Pontiac G6—Rim/Tire AL—PD VESSW US SW East Region 21265 Sedgwick 201011000140003 Unidentified 10/29/10 1/21/11 Closed 1,000,000 0.00 0.00 0.00 Damage to vehicle—extent not known at this time AL—PD VESSW US SW East Region 21265 Sedgwick 201011009910001 Precision Mold And Engineering 11/9/10 3/9/12 Closed 1,000,000 28,425.22 0.00 28,425.22 Damage to machines — due to power outage AL—PD VESSW US SW East Region 21265 Sedgwick 201011023320001 Wal-mart—store # 2631 11/26/10 3/15/11 Closed 1,000,000 3,196.01 0.00 3,196.01 Large Gate—dented AL—PD VESSW US SW East Region 21265 Sedgwick 201012027660001 Dick Scott Dodge 12/30/10 2/7/11 Closed 1,000,000 1,566.14 0.00 1,566.14 2011 Dodge Caliber driver side fenders and door dented.

Solid Waste AL, GL, WC Claim List 7/1/09—5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL—PD VESSW US SW East Region 21265 Sedgwick 201101006990001 Casey Theriot 1/8/11 1/18/11 Closed 1,000,000 500.00 0.00 500.00 Nissan Altima—damage to right rear door & qtr panel. AL—PD VESSW US SW East Region 21265 Sedgwick 201102010040001 Lincoln Waste 2/9/11 Open 1,000,000 586.86 3,700.14 4,287.00 light pole damage AL—PD VESSW US SW East Region 21265 Sedgwick 201103016690001 Dean Schumacher 3/18/11 4/12/11 Closed 1,000,000 1,092.52 0.00 1,092.52 1989 Lincoln Town Car—damage to the right side quarter panel AL—PD VESSW US SW East Region 21265 Sedgwick 201105001200001 Swan Harbor Apartments I & Ii 5/2/11 5/13/11 Closed 1,000,000 1,300.00 0.00 1,300.00 Enclosure wall—damage to right side—knocked down AL—PD VESSW US SW East Region 21265 Sedgwick 201105010700001 Richard Brown 5/9/11 1/20/12 Closed 1,000,000 20.45 0.00 20.45 2007- Mercedes Benz S550—Damaged windshield AL—PD VESSW US SW East Region 21265 Sedgwick 201105015970001 Tiffany Nichole Brown 5/26/11 8/15/11 Closed 1,000,000 0.00 0.00 0.00 1992 Mercury Grand Marquis—damage to rear qtr panel and roof AL—PD VESSW US SW East Region 21265 Sedgwick 201106005530001 Robert Kotylo 6/8/11 2/27/12 Closed 1,000,000 10.45 0.00 10.45 Ford Escort left fender damaged. AL—PD VESSW US SW East Region 21290 Sedgwick 201007020020001 Brian Stoneberger 7/20/10 8/23/10 Closed 1,000,000 2,676.36 0.00 2,676.36 1996 GMC Sierra Pick-up Truck—damage to the tailgate and bumper AL—PD VESSW US SW East Region 21290 Sedgwick 201007022620001 G. B. Evansville Developers, Llc 7/22/10 3/1/11 Closed 1,000,000 7,827.50 0.00 7,827.50 POLE AND CONCRETE BASE WERE KNOCKED OVER. AL—PD VESSW US SW East Region 21290 Sedgwick 201012009460001 Ladonna Smith 12/10/10 10/20/11 Closed 1,000,000 2,795.07 0.00 2,795.07 2001 Toyota Highlander SUV broken windshield, sunroof, roof AL—PD VESSW US SW East Region 21290 Sedgwick 201102017870001 Denny’s Restaurant 2/16/11 3/24/11 Closed 1,000,000 0.00 0.00 0.00 Damaged wall. AL—PD VESSW US SW East Region 21290 Sedgwick 201102019560001 Subway 2/11/11 3/31/11 Closed 1,000,000 2,007.13 0.00 2,007.13 Subway out of power. Line pulled down. AL—PD VESSW US SW East Region 21295 Sedgwick 201007002250001 Jordan Wood 7/2/10 8/20/10 Closed 1,000,000 14.45 0.00 14.45 1997 Chevrolet Monte Carlo—damage to air bags and d/s front wheel, front end AL—PD VESSW US SW East Region 21325 Sedgwick 201101014960001 Charles Burton 1/3/11 5/19/11 Closed 1,000,000 592.50 0.00 592.50 1993 Ford Explorer—damage to top of vehicle (sunroof, rack) and windshield AL—PD VESSW US SW East Region 21333 Sedgwick 201011020740001 Shawn Claggett 9/21/10 12/13/10 Closed 1,000,000 2,360.00 0.00 2,360.00 Damage to concrete steps and metal railing AL—PD VESSW US SW East Region 21333 Sedgwick 201101011040001 Slm Facilities 1/10/11 2/1/11 Closed 1,000,000 250.00 0.00 250.00 Gutter on building is bent/damaged (2-4 foot section). AL—PD VESSW US SW East Region 21333 Sedgwick 201102008650001 Robert Ramos 2/8/11 4/15/11 Closed 1,000,000 0.00 0.00 0.00 1990 Ford Taurus driver side quarter panel dent AL—PD VESSW US SW East Region 21363 Sedgwick 201101005710001 Mike Donaldsom 1/6/11 1/19/11 Closed 1,000,000 250.00 0.00 250.00 1993 Chevy G-20 with damates to mirror and body molding AL—PD VESSW US SW East Region 21365 Sedgwick 201103000310001 Kathleen Blair 2/28/11 3/25/11 Closed 1,000,000 2,599.44 0.00 2,599.44 2002 Liberty Jeep—damage to front bumper/hood AL—PD VESSW US SW East Region 21445 Sedgwick 201007007350001 Verizon Phone 7/7/10 10/13/10 Closed 1,000,000 15.00 0.00 15.00 Phone wire snapped and fell to the ground. AL—PD VESSW US SW East Region 21445 Sedgwick 201007007430001 Parsippany Water Department 7/7/10 8/11/10 Closed 1,000,000 0.00 0.00 0.00 Damaged Fire Hydrant AL—PD VESSW US SW East Region 21445 Sedgwick 201007007500001 Montclair Parking Authority 7/7/10 11/30/10 Closed 1,000,000 0.00 0.00 0.00 Damages to a parking meter AL—PD VESSW US SW East Region 21445 Sedgwick 201007025830001 Houlihan’s Restaurant 7/26/10 8/11/10 Closed 1,000,000 510.00 0.00 510.00 Damages to the aluminum edge of the overhang of the building. AL—PD VESSW US SW East Region 21445 Sedgwick 201008009020001 416 Route 10 Associates Llc 8/9/10 12/21/10 Closed 1,000,000 3,850.00 0.00 3,850.00 Damages to a light pole AL—PD VESSW US SW East Region 21445 Sedgwick 201008014150001 The Borough Of Glenrock 8/13/10 1/26/11 Closed 1,000,000 2,670.00 0.00 2,670.00 Damage to guardrail and landscaping around area where truck rested AL—PD VESSW US SW East Region 21445 Sedgwick 201008028090001 Bradco Supply 8/25/10 11/18/10 Closed 1,000,000 0.00 0.00 0.00 Damages to the bottom side of the gate. AL—PD VESSW US SW East Region 21445 Sedgwick 201009009850002 Sandy Guerrero 9/8/10 3/9/11 Closed 1,000,000 0.00 0.00 0.00 2007 Acura—damage to mirror AL—PD VESSW US SW East Region 21445 Sedgwick 201102009660001 Harry Roth 2/7/11 4/7/11 Closed 1,000,000 1,113.71 0.00 1,113.71 2011 Acura dented driver side panel AL—PD VESSW US SW East Region 21445 Sedgwick 201102009680001 Costco Co. 2/7/11 7/25/11 Closed 1,000,000 210.00 0.00 210.00 Damaged shopping carts AL—PD VESSW US SW East Region 21445 Sedgwick 201102020500001 Dover Cf Llc 2/18/11 4/13/11 Closed 1,000,000 7,787.00 0.00 7,787.00 Light Pole damaged AL—PD VESSW US SW East Region 21445 Sedgwick 201102021280001 Nancy Dunn 2/18/11 8/25/11 Closed 1,000,000 0.00 0.00 0.00 As our driver was driving to the customer’s container a car came out of the fuel AL—PD VESSW US SW East Region 21445 Sedgwick 201102022580001 Ramgopal Thirovarangan 2/21/11 5/1/12 Closed 1,000,000 78.17 0.00 78.17 2001 Toyota Camry with damages on the hood and left quater panel. AL—PD VESSW US SW East Region 21445 Sedgwick 201103002150001 Bottle King 2/28/11 10/31/11 Closed 1,000,000 10.45 0.00 10.45 Damaged light pole, extent of dmg not known. AL—PD VESSW US SW East Region 21445 Sedgwick 201103026210001 Atlantic Coast Fiber 3/28/11 6/28/11 Closed 1,000,000 650.00 0.00 650.00 Damage to phone wire and phone pole. AL—PD VESSW US SW East Region 21445 Sedgwick 201103026210002 Pse&g 3/28/11 10/19/11 Closed 1,000,000 4,847.92 0.00 4,847.92 Damge to pole and overhead electrical construction AL—PD VESSW US SW East Region 21445 Sedgwick 201103026210003 Verizon 3/28/11 4/5/12 Closed 1,000,000 1,942.37 0.00 1,942.37 Damage to Verizon lines. AL—PD VESSW US SW East Region 21445 Sedgwick 201106005180001 City Of Passaic 6/7/11 3/30/12 Closed 1,000,000 1,590.50 0.00 1,590.50 Damage to the quarter panel and bumper on the driver’s side. AL—PD VESSW US SW East Region 21445 Sedgwick 201106006840001 Kathryn Prestia 6/9/11 10/11/11 Closed 1,000,000 1,611.89 0.00 1,611.89 Front Passenger Quarter Panel

Solid Waste AL, GL, WC Claim List 7/1/09—5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL—PD VESSW US SW East Region 21445 Sedgwick 201202011960001 Vincent Leone 4/19/11 Open 1,000,000 1,838.59 761.41 2,600.00 2008 Lexus front bumper AL—PD VESSW US SW East Region 21460 Sedgwick 201007017110001 Michael Smith 7/19/10 8/12/10 Closed 1,000,000 470.14 0.00 470.14 Cracked Windshield. AL—PD VESSW US SW East Region 21460 Sedgwick 201008001850001 Whitewater Adventures 8/2/10 8/31/10 Closed 1,000,000 50.00 0.00 50.00 Damage to electrical entrance meter AL—PD VESSW US SW East Region 21460 Sedgwick 201008019120001 Brad Dillon 8/18/10 10/19/10 Closed 1,000,000 4,484.10 0.00 4,484.10 1999 Ford Expedition—Damages to right front side, rear doors and rear fender. AL—PD VESSW US SW East Region 21460 Sedgwick 201009008860001 Jacobs Petroleum 9/8/10 11/30/10 Closed 1,000,000 719.50 0.00 719.50 Damage to pavement and a wooden sign. AL—PD VESSW US SW East Region 21460 Sedgwick 201012023390001 Robert Mardis 12/24/10 1/13/11 Closed 1,000,000 700.00 0.00 700.00 1993 Ford F250 pick up truck front end AL—PD VESSW US SW East Region 21460 Sedgwick 201101023640001 Centra Bank 1/25/11 3/3/11 Closed 1,000,000 1,850.00 0.00 1,850.00 Exterior fascia of canopy damaged. AL—PD VESSW US SW East Region 21460 Sedgwick 201103012500001 J.j. Gumberg Company 3/10/11 4/8/11 Closed 1,000,000 1,550.00 0.00 1,550.00 Concrete blocks wall damaged. AL—PD VESSW US SW East Region 21460 Sedgwick 201105010690001 William Poole 5/18/11 6/2/11 Closed 1,000,000 1,747.00 0.00 1,747.00 Damage to fender and hood. AL—PD VESSW US SW East Region 21460 Sedgwick 201106004630001 Brad Peroney 6/6/11 7/25/11 Closed 1,000,000 222.60 0.00 222.60 Windshield Shattered. AL—PD VESSW US SW East Region 21460 Sedgwick 201107002240001 Buzzy’s Mini Mart 6/29/11 11/14/11 Closed 1,000,000 6,367.67 0.00 6,367.67 aluminum fascia on car wash bay AL—PD VESSW US SW East Region 21470 Sedgwick 201007013340001 Penelec First Energy 7/14/10 9/17/10 Closed 1,000,000 3,593.61 0.00 3,593.61 Pole was broke off at the base. AL—PD VESSW US SW East Region 21470 Sedgwick 201008003010001 Plastic Surgical Associates 8/3/10 9/17/10 Closed 1,000,000 1,725.00 0.00 1,725.00 3 foot section of retaining wall is damaged AL—PD VESSW US SW East Region 21470 Sedgwick 201011022550001 Verizon 11/25/10 8/4/11 Closed 1,000,000 4,525.00 0.00 4,525.00 Wood power pole broken and lines down AL—PD VESSW US SW East Region 21470 Sedgwick 201012005750001 Area Transit Authority 12/7/10 6/10/11 Closed 1,000,000 79,468.07 0.00 79,468.07 2009—Gillig Bus—extensive damage to side of bus AL—PD VESSW US SW East Region 21470 Sedgwick 201105013710001 Brian Hoover 5/19/11 6/3/11 Closed 1,000,000 900.00 0.00 900.00 Metal building damage AL—PD VESSW US SW East Region 21470 Sedgwick 201105017300001 Jasmine Range 5/30/11 7/29/11 Closed 1,000,000 20.00 0.00 20.00 1997 Nissan Sentra—extensive damage to front end of vehicle AL—PD VESSW US SW East Region 21470 Sedgwick 201106016590001 Herr Foods 6/24/11 2/1/12 Closed 1,000,000 8,598.40 0.00 8,598.40 Rear bumper and fender. AL—PD VESSW US SW East Region 21470 Sedgwick B064646738000401 Jim Kelly 12/7/10 3/14/11 Closed 1,000,000 500.00 0.00 500.00 mailbox damage AL—PD VESSW US SW East Region 21472 Sedgwick 201008021680001 United Refining Company Of Pa 8/19/10 5/4/12 Closed 1,000,000 583.00 0.00 583.00 Damages to fence and gate of corral for the containers. AL—PD VESSW US SW East Region 21472 Sedgwick 201009026030001 D & G Mechanical Inc 9/27/10 10/25/10 Closed 1,000,000 2,055.00 0.00 2,055.00 Damaged outside air unit AL—PD VESSW US SW East Region 21472 Sedgwick 201012009200001 Cochranton Boro 12/8/10 1/6/11 Closed 1,000,000 3,728.78 0.00 3,728.78 The boro of Cochranton claims our truck slid into a fire hydrant knocking it ove AL—PD VESSW US SW East Region 21472 Sedgwick 201102025470001 Scott Redfield 2/23/11 5/4/11 Closed 1,000,000 3,323.79 0.00 3,323.79 The driver was traveling east on Rt. 322 around a blind curve when he came upon AL—PD VESSW US SW East Region 21472 Sedgwick 201102025710001 City Of Oil City 2/25/11 7/13/11 Closed 1,000,000 1,871.50 0.00 1,871.50 guardrails and a street sign damaged AL—PD VESSW US SW East Region 21472 Sedgwick 201103018620001 Raymond Lutz 3/16/11 5/20/11 Closed 1,000,000 250.00 0.00 250.00 Damage to driveway—2 feet of pavement damaged AL—PD VESSW US SW East Region 21480 Sedgwick 201010026260001 Luckenbill Bros Paving Inc. 10/29/10 12/9/10 Closed 1,000,000 3,521.50 0.00 3,521.50 2005 Cadillac SUV right rear bumper and light. AL—PD VESSW US SW East Region 21480 Sedgwick 201101024810001 Charles Pavloski 1/26/11 2/18/11 Closed 1,000,000 2,639.50 0.00 2,639.50 1996 Nissan Sentra with damages on the front bumper and left fender. AL—PD VESSW US SW East Region 21480 Sedgwick 201102012920001 Wal Mart 2/7/11 3/16/11 Closed 1,000,000 1,527.73 0.00 1,527.73 hoses broke and it tore some wiring from the wall. AL—PD VESSW US SW East Region 21480 Sedgwick 201106004100001 Richard Pencek 6/7/11 7/12/11 Closed 1,000,000 4,514.04 0.00 4,514.04 Tailgate smashed and back window broken. AL—PD VESSW US SW East Region 21480 Sedgwick 201106006930001 Cintas 6/10/11 9/21/11 Closed 1,000,000 484.63 0.00 484.63 Lines torn down. AL—PD VESSW US SW East Region 21485 Sedgwick 201008004980001 John Beatty 8/4/10 9/28/10 Closed 1,000,000 2,830.93 0.00 2,830.93 2004 Ford FreeStar with damages to the driver’s side door thru the sliding door. AL—PD VESSW US SW East Region 21485 Sedgwick 201008031000001 Glenn Wolfe 8/27/10 9/8/10 Closed 1,000,000 916.70 0.00 916.70 2007 Ford Escape with damages to the tailgate and rear bumper area. AL—PD VESSW US SW East Region 21485 Sedgwick 201011004110001 Trustees Of The Library Theatre 11/1/10 11/18/10 Closed 1,000,000 0.00 0.00 0.00 Damage to outdoor light AL—PD VESSW US SW East Region 21485 Sedgwick 201012004630001 City Of Warren 12/6/10 8/22/11 Closed 1,000,000 4,865.72 0.00 4,865.72 Light pole knocked down. AL—PD VESSW US SW East Region 21485 Sedgwick 201012009380001 Dennis Roberts 12/8/10 12/17/10 Closed 1,000,000 0.00 0.00 0.00 The customer said our driver hit his house while servicing a temp. container. AL—PD VESSW US SW East Region 21485 Sedgwick 201103026180001 Cvs Stores 3/28/11 8/11/11 Closed 1,000,000 1,749.29 0.00 1,749.29 Damages to gas meter and pipe. AL—PD VESSW US SW East Region 21495 Sedgwick 201007016200001 Lance Hester 7/15/10 9/1/11 Closed 1,000,000 0.00 0.00 0.00 2006 Avalon passenger side door rocker panel. AL—PD VESSW US SW East Region 21495 Sedgwick 201010019810001 Christa Anne Waid 10/20/10 5/16/11 Closed 1,000,000 12,435.54 0.00 12,435.54 2002 Ford Explorer total loss from roll over AL—PD VESSW US SW East Region 21495 Sedgwick 201011017850001 Martrina Pearshall 11/19/10 3/31/11 Closed 1,000,000 2,376.00 0.00 2,376.00 2000 Infinity 4 dr —damage to trunk lid, right qtr panel, tail light assembly AL—PD VESSW US SW East Region 21495 Sedgwick 201105000750001 Ronnie Mccurry 4/30/11 6/3/11 Closed 1,000,000 7,064.50 0.00 7,064.50 Honda-Rear end R QP, Mailbox & Fence, Explorer-Rear R QP. AL—PD VESSW US SW East Region 21500 Sedgwick 201008019660001 Colquitt Emc 8/18/10 8/31/10 Closed 1,000,000 4,327.40 0.00 4,327.40 Electrical transformer was damaged/replaced. AL—PD VESSW US SW East Region 21505 Sedgwick 201008015990001 Marine Corps Logistics Base 8/10/10 9/24/10 Closed 1,000,000 1,414.60 0.00 1,414.60 Hole in chain link fence.

Solid Waste AL, GL, WC Claim List 7/1/09—5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL—PD VESSW US SW East Region 21505 Sedgwick 201012011940001 Courtyard By Marriot 12/14/10 1/21/11 Closed 1,000,000 1,791.00 0.00 1,791.00 Light pole damaged AL—PD VESSW US SW East Region 21520 Sedgwick 201008022020001 Flint Energies 8/17/10 1/20/11 Closed 1,000,000 3,082.35 0.00 3,082.35 Transformer on pole was knocked loose, but was re- secured. Pole was broken. AL—PD VESSW US SW East Region 21520 Sedgwick 201101014590001 Church’s Chicken 1/16/11 3/24/11 Closed 1,000,000 2,870.00 0.00 2,870.00 Dumpster corral damage AL—PD VESSW US SW East Region 21520 Sedgwick 201102015540001 Outback Steakhouse 2/15/11 4/15/11 Closed 1,000,000 4,600.00 0.00 4,600.00 Wall knocked down. AL—PD VESSW US SW East Region 21520 Sedgwick 201102015540002 Ken Toole 2/15/11 5/12/11 Closed 1,000,000 6,046.88 0.00 6,046.88 1999 Ford Explorer with multiple damages and top and around. Veh not drivable. AL—PD VESSW US SW East Region 21535 Sedgwick 201009022410001 David Hedstrom 9/22/10 11/30/10 Closed 1,000,000 3,297.60 0.00 3,297.60 2001 Lincoln —right rear side scratched and dented AL—PD VESSW US SW East Region 21535 Sedgwick 201011024600001 Debra White 11/27/10 12/22/10 Closed 1,000,000 1,287.08 0.00 1,287.08 2002 Chrysler Sebring rear bumper, fender,tail light, quarter panel damage AL—PD VESSW US SW East Region 21535 Sedgwick 201012002180001 Vt Inc. As Trustee Of World Omni 12/1/10 1/17/11 Closed 1,000,000 13,958.50 0.00 13,958.50 2009 Toyota—total loss AL—PD VESSW US SW East Region 21535 Sedgwick 201012002180002 Richard Barbaria 12/1/10 1/7/11 Closed 1,000,000 998.92 0.00 998.92 2010 Ford pickup—rear bumper/hitch and front bumper damage. AL—PD VESSW US SW East Region 21535 Sedgwick 201012002180003 Alan Braveman 12/1/10 5/5/11 Closed 1,000,000 3,387.23 0.00 3,387.23 2004 Saturn—rear bumper/trunk and front bumper damage AL—PD VESSW US SW East Region 21535 Sedgwick 201012002180005 Pamela Howard 12/1/10 1/10/11 Closed 1,000,000 1,486.14 0.00 1,486.14 2000 Acura—damage to rear bumper and front bumper (scratches) AL—PD VESSW US SW East Region 21535 Sedgwick 201012002180006 Phyllis Stanz 12/1/10 12/13/10 Closed 1,000,000 590.21 0.00 590.21 2010 Nissan Versa—scratches to rear bumper AL—PD VESSW US SW East Region 21535 Sedgwick 201101001200001 Christine Archey 12/31/10 2/16/11 Closed 1,000,000 2,096.02 0.00 2,096.02 1997 Dodge Intrepid—damage to bumper and passenger side of vehicle AL—PD VESSW US SW East Region 21535 Sedgwick 201101023360001 Pamela Jones 1/24/11 2/18/11 Closed 1,000,000 1,106.32 0.00 1,106.32 2004 Nissan Armada—damage to rear bumper AL—PD VESSW US SW East Region 21535 Sedgwick 201101024900001 Florida Power & Light 7/29/10 3/20/12 Closed 1,000,000 0.00 0.00 0.00 Overhead lines torn down. AL—PD VESSW US SW East Region 21535 Sedgwick 201101030130001 Jean Olenick 1/28/11 3/2/11 Closed 1,000,000 1,517.50 0.00 1,517.50 2002—Olds Aurora—damage to front driver side left front fender AL—PD VESSW US SW East Region 21535 Sedgwick 201102010280001 Ted Cebulski 2/7/11 2/24/11 Closed 1,000,000 1,000.00 0.00 1,000.00 4 Unit Apartment Building driveway—damage to concrete AL—PD VESSW US SW East Region 21535 Sedgwick 201103003540001 The Club At Cypresslake 3/1/11 4/1/11 Closed 1,000,000 1,808.00 0.00 1,808.00 Car port roof, panel, gutter AL—PD VESSW US SW East Region 21535 Sedgwick 201103017100001 Florida Power & Light Co. 10/21/10 4/14/11 Closed 1,000,000 264.44 0.00 264.44 Pulled cable line AL—PD VESSW US SW East Region 21535 Sedgwick 201104006140001 Us Metropolitan Telecom 3/22/11 2/9/12 Closed 1,000,000 0.00 0.00 0.00 Line torn down. AL—PD VESSW US SW East Region 21535 Sedgwick 201104012190001 Sanibel Moorings Condo Assoc Ins. 4/20/11 5/2/11 Closed 1,000,000 534.86 0.00 534.86 cement and pavers AL—PD VESSW US SW East Region 21535 Sedgwick 201105014930001 Hulett Environmentalservices 5/24/11 7/13/11 Closed 1,000,000 1,973.49 0.00 1,973.49 2010 Ford Focus—damage to driver side and front fender AL—PD VESSW US SW East Region 21535 Sedgwick 201106001570001 Franklin Delacruz 6/1/11 Open 1,000,000 3,672.00 528.00 4,200.00 Smashed hood and grill AL—PD VESSW US SW East Region 21535 Sedgwick 201106007040001 Comcast 6/8/11 1/18/12 Closed 1,000,000 0.00 0.00 0.00 wires pulled down. AL—PD VESSW US SW East Region 21535 Sedgwick 201106010050001 Century Link 6/13/11 1/16/12 Closed 1,000,000 0.00 0.00 0.00 WHILE BACKING DRIVER CAUGHT AND PULLED DOWN A LOW HANGING CENTURY LINK WIRE AL—PD VESSW US SW East Region 21535 Sedgwick 201106011900001 Comcast 6/16/11 1/30/12 Closed 1,000,000 0.00 0.00 0.00 Wire pulled down AL—PD VESSW US SW East Region 21535 Sedgwick 201106018690001 Borden Dairy Of Florida 6/27/11 3/23/12 Closed 1,000,000 11,500.06 0.00 11,500.06 Milk truck damage. AL—PD VESSW US SW East Region 21535 Sedgwick 201107000170001 Devonwood Development 6/30/11 8/15/11 Closed 1,000,000 2,395.00 0.00 2,395.00 Entrance gate, shingles, roof AL—PD VESSW US SW East Region 21540 Sedgwick 201009023730001 Comcast 9/23/10 11/18/10 Closed 1,000,000 2,673.78 0.00 2,673.78 large coaxial cable line—damage to 300 feet AL—PD VESSW US SW East Region 21540 Sedgwick 201009023730002 At & T 9/23/10 11/7/11 Closed 1,000,000 4,226.59 0.00 4,226.59 Damage to phone lines AL—PD VESSW US SW East Region 21540 Sedgwick 201012023220001 Ada Flores 12/24/10 4/15/11 Closed 1,000,000 10,001.25 0.00 10,001.25 2001 Ford F 150 passenger side dented AL—PD VESSW US SW East Region 21550 Sedgwick 201011001290001 Uncle’s Restaurant 10/30/10 12/21/10 Closed 1,000,000 190.00 0.00 190.00 Propane tank gaas line AL—PD VESSW US SW East Region 21560 Sedgwick 201008001180001 Shirley Failkowski 8/2/10 9/24/10 Closed 1,000,000 5,413.59 0.00 5,413.59 2000 v70xc Volvo Crossover passenger side damage. AL—PD VESSW US SW East Region 21560 Sedgwick 201008008580001 Thomasina Chatman 8/9/10 8/31/10 Closed 1,000,000 5,356.66 0.00 5,356.66 1990 Lexus—Front end damage, fender and hood. AL—PD VESSW US SW East Region 21560 Sedgwick 201012000680001 Riverchace Elementary School 11/26/10 12/29/10 Closed 1,000,000 1,400.00 0.00 1,400.00 Damage to brick wall—cracked chipped bricks AL—PD VESSW US SW East Region 21560 Sedgwick 201103002930001 Alabama Power Company 3/2/11 5/2/11 Closed 1,000,000 2,578.21 0.00 2,578.21 Overhead Power line and pole—power lost to shopping center AL—PD VESSW US SW East Region 21560 Sedgwick 201104010410001 Willie Sims 4/19/11 8/29/11 Closed 1,000,000 4,270.26 0.00 4,270.26 1996 Ford Explorer—damage to p/s of vehicle, front quarter panel, rear door AL—PD VESSW US SW East Region 21560 Sedgwick 201105006440001 Eric Rahmaan 5/10/11 8/15/11 Closed 1,000,000 0.00 0.00 0.00 2004 Nissan Altima driver side tail light, bumper, trunk

Solid Waste AL, GL, WC Claim List 7/1/09—5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL—PD VESSW US SW East Region 21560 Sedgwick 201105009070001 Alabama Power Company 5/11/11 6/6/12 Closed 1,000,000 2,219.36 0.00 2,219.36 Power pole broken AL—PD VESSW US SW East Region 21560 Sedgwick 201106003930001 Marisol Ciovacco 6/4/11 6/30/11 Closed 1,000,000 2,619.02 0.00 2,619.02 Front bumper and head light damage. AL—PD VESSW US SW East Region 21560 Sedgwick 201106005020001 Barbara Jackson 6/8/11 7/8/11 Closed 1,000,000 2,747.33 0.00 2,747.33 Damage to the driver’s side door and window. AL—PD VESSW US SW East Region 21560 Sedgwick 201106005170001 Walmart 8/30/10 7/8/11 Closed 1,000,000 6,800.00 0.00 6,800.00 Damage to the wall of the store, both inside and outside. $6800 in damages. AL—PD VESSW US SW East Region 21560 Sedgwick 201106011570001 Hafed Mohamed 4/13/11 7/26/11 Closed 1,000,000 6,812.85 0.00 6,812.85 Frame wall, metal siding, and sign AL—PD VESSW US SW East Region 21560 Sedgwick 201106016710001 James Huston 6/22/11 8/22/11 Closed 1,000,000 5,268.53 0.00 5,268.53 1998 Ford F-150—damage to front grill assembly, radiator, bumper, front clip AL—PD VESSW US SW East Region 21565 Sedgwick 201101001560001 Quick King Food Stores 12/31/10 12/21/11 Closed 1,000,000 5,708.99 0.00 5,708.99 One 2-sided gas pump was knocked over/damaged. AL—PD VESSW US SW East Region 21575 Sedgwick 201012014720001 Ranae Anderson 12/16/10 1/24/11 Closed 1,000,000 4,660.91 0.00 4,660.91 2002 Ford pick up driver side fender and bumper AL—PD VESSW US SW East Region 21575 Sedgwick 201012021550001 Damage Recovery Unit 12/23/10 1/26/11 Closed 1,000,000 1,526.45 0.00 1,526.45 2010 Volvo S40—broken rear d/s taillight and dents in qtr panel. AL—PD VESSW US SW East Region 21575 Sedgwick 201101007480001 Adt Security 1/10/11 3/28/11 Closed 1,000,000 2,321.30 0.00 2,321.30 2007 Chevy van—damage to rear p/s panel and taillight. AL—PD VESSW US SW East Region 21575 Sedgwick 201104006460001 Dionne Francis 4/13/11 7/25/11 Closed 1,000,000 10.45 0.00 10.45 Damaged bumper AL—PD VESSW US SW East Region 21575 Sedgwick 201104008190001 Douglas West 4/15/11 8/18/11 Closed 1,000,000 3,038.85 0.00 3,038.85 Damage to Scooter, total loss. AL—PD VESSW US SW East Region 21575 Sedgwick 201106016470001 Jane Taylor 6/15/11 2/9/12 Closed 1,000,000 0.00 0.00 0.00 2007 Scion passenger side dents, scratches AL—PD VESSW US SW East Region 21580 Sedgwick 201102009670001 Salvatore Impellizzeri 2/8/11 10/14/11 Closed 1,000,000 2,657.17 0.00 2,657.17 2002 Mercury Grand Marquis hood and right side quarter panel AL—PD VESSW US SW East Region 21590 Sedgwick 201102012940001 Dallas George 2/10/11 2/21/11 Closed 1,000,000 2,740.68 0.00 2,740.68 1988 Ford F250 Truck AL—PD VESSW US SW East Region 21590 Sedgwick 201105004330002 Justin Arthur 5/5/11 7/21/11 Closed 1,000,000 0.00 0.00 0.00 2005 Ford Expedition—damage to left rear qtr panel, window and bumper AL—PD VESSW US SW East Region 21610 Sedgwick 201103023200001 Bill Hightower 3/24/11 4/1/11 Closed 1,000,000 740.00 0.00 740.00 Brick wall damage AL—PD VESSW US SW East Region 21620 Sedgwick 201007004440001 Unitek Global Service 7/6/10 8/13/10 Closed 1,000,000 4,918.14 0.00 4,918.14 Chevy Colorado front left fender, grill, hood, headlight AL—PD VESSW US SW East Region 21620 Sedgwick 201012024740001 Bryce Hospital 12/27/10 1/19/11 Closed 1,000,000 6,152.00 0.00 6,152.00 Larry Flowers driver of unit #S707219 a FEL after dumping a container at Bryce h AL—PD VESSW US SW East Region 21625 Sedgwick 201012018260001 Alexandria Gilman 12/20/10 5/11/11 Closed 1,000,000 4,209.93 0.00 4,209.93 2005 Chevy Cobalt—damage down driver’s side — towed. AL—PD VESSW US SW East Region 21625 Sedgwick 201012024790001 Tiffany Creasy 12/28/10 3/30/11 Closed 1,000,000 0.00 0.00 0.00 1998 Dodge Stratus windshield cracks & chips AL—PD VESSW US SW East Region 21625 Sedgwick 201102001970001 The Links Condos 2/1/11 4/12/11 Closed 1,000,000 3,200.00 0.00 3,200.00 Damaged gate AL—PD VESSW US SW East Region 21625 Sedgwick 201106005660001 Schara Jarvis 6/8/11 7/13/11 Closed 1,000,000 3,782.77 0.00 3,782.77 2003 Altima. front end damage. AL—PI VESSW US SW Central Region 21170 Sedgwick B064642112000601 Bonnie Bergeron 11/8/10 6/11/12 Closed 1,000,000 20,015.35 0.00 20,015.35 Injury to back. AL—PI VESSW US SW East Region 21260 Sedgwick 201101022870002 Frederick Thomas St Mary 1/25/11 Open 1,000,000 315,731.81 139,268.19 455,000.00 Broken leg injury AL 2,243,545.19 691,793.36 2,935,338.55 GL GL—BI VESSW US SW Central Region 21105 Sedgwick 201011019050002 John Earp 11/19/10 12/27/11 Closed 250,000 9,007.25 0.00 9,007.25 Neck Strain GL—BI VESSW US SW Central Region 21170 Sedgwick 201011007210002 Bonnie Mae Bergeron 11/8/10 Open 250,000 5,709.13 112,291.37 118,000.50 BI to tenant of building — taken by ambulance to ER— minor injuries—unknown GL—BI VESSW US SW Central Region 21380 Sedgwick 201101029690001 Linda Wachholz 7/25/10 Open 250,000 34,456.05 15,793.95 50,250.00 Fractured vertebrae in neck, cuts, scrapes, bruises, wrist injury. GL—BI VESSW US SW East Region 21010 Sedgwick 201106016820001 Michel Lafountain 6/24/11 Open 250,000 7.55 20,042.45 20,050.00 Slip and fall—injury to back and neck GL—BI VESSW US SW East Region 21070 Sedgwick 201101013970001 Jesus Acevedo 1/11/11 Open 250,000 4,158.05 213,841.95 218,000.00 Injury claim GL—BI VESSW US SW East Region 21520 Sedgwick 201103023800001 Dollar Tree Employee 3/10/11 8/12/11 Closed 250,000 0.00 0.00 0.00 Finger amputation GL—BI VESSW US SW East Region 21535 Sedgwick 201107002120001 Belinda Rothgeb 4/24/11 12/9/11 Closed 250,000 27.05 0.00 27.05 Laceration to top of head, frozen left shoulder GL—MP VESSW US SW East Region 21010 Sedgwick B164632931000201 Michael Lafountain 6/24/11 Open 250,000 0.00 10,000.00 10,000.00 Slip and fall. GL—PD VESSW US SW Central Region 21105 Sedgwick 201011019050001 John Earp 11/19/10 2/24/11 Closed 250,000 2,775.62 0.00 2,775.62 Driver side door and door frame is bent inward. GL—PD VESSW US SW Central Region 21105 Sedgwick 201012023350001 Allied Republic Waste 12/23/10 1/31/11 Closed 250,000 876.57 0.00 876.57 Clmt garbage truck—damage to tailgate and taillight GL—PD VESSW US SW Central Region 21105 Sedgwick 201101013940001 Allied Waste Services 1/14/11 3/8/11 Closed 250,000 0.00 0.00 0.00 Transfer Trailer—damage to trailer door GL—PD VESSW US SW Central Region 21110 Sedgwick 201007027260001 Jiggs Oshields 7/28/10 10/28/10 Closed 250,000 6,521.56 0.00 6,521.56 2006 Dodge 3500 pickup truck—damage to the left front portion, not drivable GL—PD VESSW US SW Central Region 21170 Sedgwick 201010023420001 Jay Hughes 10/18/10 1/25/11 Closed 250,000 0.00 0.00 0.00 Cracked enclosure (cinder block) GL—PD VESSW US SW Central Region 21170 Sedgwick 201104011660001 Beverly King 11/17/10 5/9/11 Closed 250,000 950.00 0.00 950.00 damaged landscape.

Solid Waste AL, GL, WC Claim List 7/1/09 - 5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss GL - PD VESSW US SW Central Region 21170 Sedgwick 201109014760001 Premier Electrical Corporation 6/7/11 Open 250,000 0.00 6,100.00 6,100.00 electric lines torn down GL - PD VESSW US SW Central Region 21190 Sedgwick 201101022270001 200 River North Condo Assoc 1/24/11 3/28/11 Closed 250,000 558.18 0.00 558.18 sprinkler damage GL - PD VESSW US SW Central Region 21225 Sedgwick 201011002350001 Alkco Manufacturing 10/27/10 12/7/10 Closed 250,000 590.00 0.00 590.00 VES-SW ONLY Unattended Container Damage - Fence - OWS ONLY Other GL - PD VESSW US SW Central Region 21225 Sedgwick 201012022770001 Robert Levar 12/23/10 6/29/11 Closed 250,000 0.00 0.00 0.00 Alleged damages to bricks (scrapes). GL - PD VESSW US SW Central Region 21225 Sedgwick 201102009790001 Anthony’s Pizza 2/9/11 2/22/11 Closed 250,000 700.00 0.00 700.00 VES-SW ONLY Unattended Container Damage - Other Glass - OWS ONLY Other GL - PD VESSW US SW Central Region 21225 Sedgwick 201102024590001 Nickole Johnson 2/21/11 5/13/11 Closed 250,000 0.00 0.00 0.00 2001 Pontiac Grad Am with shaterred window GL - PD VESSW US SW Central Region 21225 Sedgwick 201102027390001 Audra Michalek 2/14/11 3/31/11 Closed 250,000 958.03 0.00 958.03 2003 Infinity FX45 with damages on the left rear door. GL - PD VESSW US SW Central Region 21225 Sedgwick 201104015720001 Kenilworth Terrace Condominium 2/3/11 5/24/11 Closed 250,000 1,890.00 0.00 1,890.00 Door damaged from container GL - PD VESSW US SW Central Region 21225 Sedgwick 201106001360001 Johann Herzog 5/27/11 7/20/11 Closed 250,000 4,567.63 0.00 4,567.63 2007 Chrysler Pacifica - dented tailgate and shattered rear window GL - PD VESSW US SW Central Region 21230 Sedgwick 201103003030001 Maria Camacho 3/1/11 2/7/12 Closed 250,000 0.00 0.00 0.00 Dented mini van, broken window. GL - PD VESSW US SW Central Region 21275 Sedgwick 201106019260001 John Lindal 5/11/11 10/10/11 Closed 250,000 0.00 0.00 0.00 Chevy Pick up & Oldsmobile 88 dents GL - PD VESSW US SW Central Region 21285 Sedgwick 201106020500001 George Iliopoulos 6/29/11 10/3/11 Closed 250,000 3,816.62 0.00 3,816.62 right rear corner of trailer GL - PD VESSW US SW Central Region 21310 Sedgwick 201010023350001 Randy Rothenbueler 10/26/10 12/7/10 Closed 250,000 3,341.65 0.00 3,341.65 2008 Chevy Silverado with damages to the passenger door and rear quarter panel. GL - PD VESSW US SW Central Region 21335 Sedgwick 201010013680001 Cari Martin 10/14/10 12/16/10 Closed 250,000 0.00 0.00 0.00 1999 Chrysler Concord - Rear bumper broken GL - PD VESSW US SW Central Region 21335 Sedgwick 201010024840001 Ken Schemenauer 10/27/10 1/27/11 Closed 250,000 0.00 0.00 0.00 Broken side window and quarter panel GL - PD VESSW US SW Central Region 21345 Sedgwick 201012009490001 Allied Waste Service 12/10/10 1/26/11 Closed 250,000 10,349.69 0.00 10,349.69 Mack Granite CV713 Truck - damage to passenger side, fuel tank/exhaust pipe/door GL - PD VESSW US SW Central Region 21350 Sedgwick 201106000710001 Tamara Sumner 5/26/11 8/15/11 Closed 250,000 0.00 0.00 0.00 VES-SW ONLY Unattended Container Damage - Personal Property / No Injury - OWS ON GL - PD VESSW US SW Central Region 21350 Sedgwick 201106000750001 Alex Headley 6/1/11 8/12/11 Closed 250,000 1,800.00 0.00 1,800.00 Mattress & record player GL - PD VESSW US SW Central Region 21410 Sedgwick 201010005650001 Callista Webb 9/20/10 1/7/11 Closed 250,000 0.00 0.00 0.00 2008 Mercury Mariner passenger side dent & scratches GL - PD VESSW US SW Central Region 21425 Sedgwick 201104012010001 Cracker Barrel 4/21/11 11/30/11 Closed 250,000 980.00 0.00 980.00 Chain link fence damage GL - PD VESSW US SW Central Region 21435 Sedgwick 201010012120001 United Service Agency, Inc. 10/13/10 12/6/10 Closed 250,000 300.00 0.00 300.00 damage to building - blocks broken out GL - PD VESSW US SW Central Region 21435 Sedgwick 201010014650001 Auto Video Environmental 10/14/10 1/17/11 Closed 250,000 0.00 0.00 0.00 Dented passager door GL - PD VESSW US SW Central Region 21435 Sedgwick 201104011440001 Kaycie Stushek 4/3/11 7/8/11 Closed 250,000 0.00 0.00 0.00 Small dent and scratch with paint. GL - PD VESSW US SW Central Region 21435 Sedgwick 201105000660001 Mary Ann Meyer 4/29/11 8/11/11 Closed 250,000 485.00 0.00 485.00 Damaged driveway. GL - PD VESSW US SW East Region 21010 Sedgwick 201009022030001 Sunrise Grading 9/23/10 6/10/11 Closed 250,000 1,000.00 0.00 1,000.00 Pup Trailer - damage to aluminum shoot and turn buckle GL - PD VESSW US SW East Region 21115 Sedgwick 201102019460001 Hovensa 2/15/11 7/28/11 Closed 250,000 8,397.50 0.00 8,397.50 Damaged trailer and intermodal container. GL - PD VESSW US SW East Region 21265 Sedgwick 201101003330001 Kennth Falasa 12/9/10 6/10/11 Closed 250,000 0.00 0.00 0.00 windshield damage GL - PD VESSW US SW East Region 21333 Sedgwick 201106016510001 Walm-mart 6/4/11 11/7/11 Closed 250,000 0.00 0.00 0.00 Damaged asphalt and container GL - PD VESSW US SW East Region 21445 Sedgwick 201011009740001 Russ Panzer 11/8/10 3/4/11 Closed 250,000 0.00 0.00 0.00 2007 Audi dented hood GL - PD VESSW US SW East Region 21445 Sedgwick 201102020480001 Robert Steskowsky 2/17/11 7/27/11 Closed 250,000 0.00 0.00 0.00 2004 Nissan with damages on right bumper area. GL - PD VESSW US SW East Region 21445 Sedgwick 201106020840001 Reliable Wood 6/9/11 4/4/12 Closed 250,000 77.50 0.00 77.50 Trailer floor bed damage. Estimate $29,000.00 GL - PD VESSW US SW East Region 21472 Sedgwick 201012021700001 Gerald Woods 12/22/10 2/4/11 Closed 250,000 2,342.85 0.00 2,342.85 2002 Hyundai Elantra with damaged left quarter panel, rear bumper & taillight. GL - PD VESSW US SW East Region 21472 Sedgwick 201012021700002 John Theriaque 12/22/10 2/23/11 Closed 250,000 0.00 0.00 0.00 1995 Ford F150 with damages to the front brush guard GL - PD VESSW US SW East Region 21540 Sedgwick 201008031960001 Alfred Hoch 8/26/10 10/11/10 Closed 250,000 298.20 0.00 298.20 Dented right side fender GL - PD VESSW US SW East Region 21540 Sedgwick 201103017060001 Harry Telian 3/15/11 5/24/11 Closed 250,000 0.00 0.00 0.00 2007 Mercury Montego - damage to bumper GL - PD VESSW US SW East Region 21565 Sedgwick 201007003410001 Ricardo Sinclair 7/1/10 9/29/10 Closed 250,000 0.00 0.00 0.00 2 cracked wooden boards on trailer GL - PD VESSW US SW East Region 21595 Sedgwick 201009013980001 Ecoray Commodity Resource 9/14/10 1/21/11 Closed 250,000 7,239.90 0.00 7,239.90 199 Freightliner front corner, radiator, hood, bumper GL 114,181.58 378,069.72 492,251.30 WC WC - EL VESSW US SW Central Region 21425 Sedgwick B064642426000201 Lemuel Gonzalez 11/9/10 Open 500,000 7.55 0.00 7.55 Crushing Injury WC - LT VESSW US SW Central Region 21075 Sedgwick 201010021170001 William Johnson Sr 10/22/10 8/31/11 Closed 500,000 6,907.25 0.00 6,907.25 strain/sprian right knee WC - LT VESSW US SW Central Region 21093 Sedgwick 201104002700001 Tommy Jernigan 4/5/11 8/4/11 Closed 500,000 6,572.68 0.00 6,572.68 Fractured left hand

Solid Waste AL, GL, WC Claim List 7/1/09 - 5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss WC - LT VESSW US SW Central Region 21110 Sedgwick 201101010020001 Shawn Howald 12/8/10 11/22/11 Closed 500,000 572.55 0.00 572.55 Employee alleges that he slipped on ice and fell on his left wrist on 12/08/10, WC - LT VESSW US SW Central Region 21170 Sedgwick 201105016370001 Jason Wilson 5/27/11 8/2/11 Closed 500,000 2,993.96 0.00 2,993.96 Grade 3 level ankle sprain and Possible osteochondral defect WC - LT VESSW US SW Central Region 21170 Sedgwick B264622406000101 Terry Sunderland 3/23/11 Open 500,000 7.90 1,714.55 1,722.45 Strain-Body Parts. WC - LT VESSW US SW Central Region 21190 Sedgwick 201008009120001 Donald Atherton 8/9/10 12/1/11 Closed 500,000 88,566.38 0.00 88,566.38 Left hand - Laceration / CTS/ RSD WC - LT VESSW US SW Central Region 21190 Sedgwick 201102015990001 John Muir 2/14/11 11/25/11 Closed 500,000 24,664.03 0.00 24,664.03 Left distal radius fracture WC - LT VESSW US SW Central Region 21190 Sedgwick 201104004320001 Robert Frieders 3/1/11 Open 500,000 96,031.64 195,740.30 291,771.94 Cervical and trapezius strain/ HNP WC - LT VESSW US SW Central Region 21190 Sedgwick 201104014810001 Jubentino Alfaro 4/22/11 Reopen 500,000 29,844.07 87,728.17 117,572.24 Right proximal biceps tendinopathy/Right shoulder bursitis WC - LT VESSW US SW Central Region 21190 Sedgwick 201104015670001 Allen Domanico 4/21/11 11/14/11 Closed 500,000 25,081.80 0.00 25,081.80 Left shoulder strain WC - LT VESSW US SW Central Region 21200 Sedgwick 201007024360001 Terry Lambert 7/23/10 5/3/11 Closed 500,000 1,217.34 0.00 1,217.34 Strain/Sprain -cervical./thoracic. WC - LT VESSW US SW Central Region 21200 Sedgwick 201011005710001 James Lopes 11/4/10 2/25/11 Closed 500,000 2,803.61 0.00 2,803.61 RT knee contusion/sprain. WC - LT VESSW US SW Central Region 21205 Sedgwick 201103012230001 Jeff Stang 3/11/11 Reopen 500,000 10,440.71 215,881.59 226,322.30 Driver reported numbness in his leg’s it would come go - driver went to his docto WC - LT VESSW US SW Central Region 21215 Sedgwick 201102009050001 Danny White 2/8/11 6/14/11 Closed 500,000 10,354.34 0.00 10,354.34 Low back strain WC - LT VESSW US SW Central Region 21225 Sedgwick 201007018100001 Charles Maas 7/16/10 Open 500,000 97,290.14 274,166.98 371,457.12 Low back WC - LT VESSW US SW Central Region 21225 Sedgwick 201011012410001 Ramiro Garcia 11/10/10 Reopen 500,000 21,526.30 59,296.81 80,823.11 lumbar strain WC - LT VESSW US SW Central Region 21225 Sedgwick 201011016180001 Jerry Petrowski 11/17/10 9/28/11 Closed 500,000 42,795.77 0.00 42,795.77 lumbar disc protrusion; lumbago; lumbar neuritis bilateral hernias WC - LT VESSW US SW Central Region 21225 Sedgwick 201011023950001 Steven Young 11/26/10 Open 500,000 13,191.85 5,083.39 18,275.24 Laceration to head WC - LT VESSW US SW Central Region 21225 Sedgwick 201012004320001 Kenneth Mayer 12/3/10 7/27/11 Closed 500,000 28,680.43 0.00 28,680.43 Possible R side hernia. WC - LT VESSW US SW Central Region 21230 Sedgwick 201008004340001 Timothy Grant 8/4/10 6/6/12 Closed 500,000 386,248.29 0.00 386,248.29 Left Shoulder WC - LT VESSW US SW Central Region 21230 Sedgwick 201008004350001 Jason Walters 8/4/10 10/11/10 Closed 500,000 853.09 0.00 853.09 Strained lower back WC - LT VESSW US SW Central Region 21230 Sedgwick 201008030730001 Raymond Hood 8/27/10 Open 500,000 42,092.00 242,626.10 284,718.10 Left Shoulder rotator cuff tear and Left knee medial meniscus tear WC - LT VESSW US SW Central Region 21230 Sedgwick 201010014460001 Jose Mejia 10/15/10 2/14/11 Closed 500,000 13,139.19 0.00 13,139.19 R rotator cuff sprain WC - LT VESSW US SW Central Region 21230 Sedgwick 201010024960001 Jorge Hernandez 10/27/10 11/14/11 Closed 500,000 59,439.29 0.00 59,439.29 LEFT KNEE, sprain/strain. - surgery WC - LT VESSW US SW Central Region 21230 Sedgwick 201101005620001 James Highland 1/6/11 Open 500,000 86,248.97 100,126.63 186,375.60 Left arm/shoulder WC - LT VESSW US SW Central Region 21230 Sedgwick 201101021970001 Joaquin Tello 1/24/11 Open 500,000 26,583.13 50,798.47 77,381.60 lumbar strain with bil radiculopathy WC - LT VESSW US SW Central Region 21230 Sedgwick 201102025670001 Anthony Robinson 2/24/11 4/8/11 Closed 500,000 7,488.56 0.00 7,488.56 Low back strain WC - LT VESSW US SW Central Region 21230 Sedgwick 201103019620001 Carlos Aramburo 3/21/11 Open 500,000 88,601.89 79,075.51 167,677.40 Right shoulder contusion, right upper back contusion WC - LT VESSW US SW Central Region 21230 Sedgwick B164652585000101 Norman Wade 8/10/10 12/7/11 Closed 500,000 7.55 0.00 7.55 bilateral hands/wrists WC - LT VESSW US SW Central Region 21235 Sedgwick 201012006540001 Christopher Pingel 12/7/10 6/12/12 Closed 500,000 44,422.53 0.00 44,422.53 R shoulder rotator cuff tear WC - LT VESSW US SW Central Region 21250 Sedgwick 201008015390001 Michael Aubert 8/12/10 11/29/11 Closed 500,000 28,413.21 0.00 28,413.21 Mid/lower back pain WC - LT VESSW US SW Central Region 21275 Sedgwick 201103019530001 Jason Grendziak 3/16/11 5/23/11 Closed 500,000 4,615.85 0.00 4,615.85 R shoulder strain WC - LT VESSW US SW Central Region 21280 Sedgwick 201012028010001 John Brenna 12/31/10 3/9/11 Closed 500,000 1,615.81 0.00 1,615.81 R knee contusion WC - LT VESSW US SW Central Region 21300 Sedgwick 201103021640001 Walter Henning 3/21/11 10/18/11 Closed 500,000 4,469.89 0.00 4,469.89 Fractured left 7th and 8th ribs WC - LT VESSW US SW Central Region 21300 Sedgwick 201105006410001 Nathan Retzleff 5/11/11 5/11/12 Closed 500,000 6,565.91 0.00 6,565.91 bilateral shoulder pain WC - LT VESSW US SW Central Region 21305 Sedgwick 201007022730001 Hans Schmidt 7/22/10 4/29/11 Closed 500,000 21,627.65 0.00 21,627.65 right heel WC - LT VESSW US SW Central Region 21305 Sedgwick 201009000630001 Farheem Houston 8/30/10 11/16/10 Closed 500,000 569.56 0.00 569.56 laceration to left leg WC - LT VESSW US SW Central Region 21305 Sedgwick 201101019910001 James Fischer 1/20/11 4/18/11 Closed 500,000 5,028.93 0.00 5,028.93 Right shoulder sprain WC - LT VESSW US SW Central Region 21305 Sedgwick 201102012240001 Daniel Rentmeester 2/10/11 Open 500,000 53,253.89 15,420.79 68,674.68 rotator cuff tear, recurrent SLAP tear WC - LT VESSW US SW Central Region 21310 Sedgwick 201110003600001 Matthew Lauersdorf 1/31/11 4/11/12 Closed 500,000 7,509.53 0.00 7,509.53 Retained Foreign Body Ulnar Left Wrist. WC - LT VESSW US SW Central Region 21315 Sedgwick 201007015040001 Bradley Burchardt 7/15/10 2/29/12 Closed 500,000 3,836.37 0.00 3,836.37 rt distal tuft fracture WC - LT VESSW US SW Central Region 21315 Sedgwick 201009009780001 Scott Miller 8/30/10 1/24/12 Closed 500,000 18,127.59 0.00 18,127.59 Rt elbow pain WC - LT VESSW US SW Central Region 21336 Sedgwick 201010022390001 Robert Korn 10/26/10 Reopen 500,000 26,112.28 13,107.72 39,220.00 left wrist WC - LT VESSW US SW Central Region 21350 Sedgwick 201008030950001 Randy Parent 8/30/10 3/30/11 Closed 500,000 1,306.64 0.00 1,306.64 Thoracic and lumbar strains, chest wall strain, left lower leg sprain WC - LT VESSW US SW Central Region 21350 Sedgwick 201009001130001 Patrick Bero 9/1/10 1/31/11 Closed 500,000 2,839.41 0.00 2,839.41 Laceration to left ring finger WC - LT VESSW US SW Central Region 21350 Sedgwick 201009021180001 Jon Kuras 9/22/10 4/20/12 Closed 500,000 69,949.80 0.00 69,949.80 left shoulder strain, possible rotator cuff injury

Solid Waste AL, GL, WC Claim List 7/1/09 - 5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss WC - LT VESSW US SW Central Region 21350 Sedgwick 201101024320001 Savo Goranovic 1/25/11 Open 500,000 44,122.94 5,929.56 50,052.50 Left knee sprain/strain/ arthroscopy partial medial and lateral menisectomy WC - LT VESSW US SW Central Region 21350 Sedgwick 201103012430001 Robert Ascher 3/7/11 Open 500,000 74,509.14 55,139.86 129,649.00 Right shoulder /surgery SLAP tear. / 2 surgeries WC - LT VESSW US SW Central Region 21350 Sedgwick 201103018020001 Scott Fetzer 3/18/11 6/11/12 Closed 500,000 53,508.93 0.00 53,508.93 Right Rot Cuff Tear WC - LT VESSW US SW Central Region 21350 Sedgwick 201104009970001 Mark Howe 4/19/11 11/9/11 Closed 500,000 4,137.95 0.00 4,137.95 Right cheek and right eye injury from bungee cord stricking him in the face. WC - LT VESSW US SW Central Region 21350 Sedgwick 201106002320001 Adam Wendorf 6/2/11 Open 500,000 46,460.93 14,868.10 61,329.03 Tear superior labrum w SLAP repair WC - LT VESSW US SW Central Region 21350 Sedgwick 201106010250001 Adam Michalski 6/15/11 12/1/11 Closed 500,000 2,300.26 0.00 2,300.26 walking to trash cans, stepped wrong and rolled left ankle WC - LT VESSW US SW Central Region 21360 Sedgwick 201103006320001 Gerald Perner 3/7/11 7/19/11 Closed 500,000 7,106.77 0.00 7,106.77 dislocated left artificial hip WC - LT VESSW US SW Central Region 21375 Sedgwick 201011021570001 Ryan Garrison 11/23/10 6/17/11 Closed 500,000 7,489.00 0.00 7,489.00 deviated nasal septum, hypertrophy nasal turbinates WC - LT VESSW US SW Central Region 21375 Sedgwick 201102027720001 Michael Veerremans 2/25/11 6/1/11 Closed 500,000 3,625.17 0.00 3,625.17 left knee/ankle sprain WC - LT VESSW US SW Central Region 21375 Sedgwick 201103002880001 James Duncan 3/2/11 9/30/11 Closed 500,000 12,497.42 0.00 12,497.42 Lumbar sprain/strain WC - LT VESSW US SW Central Region 21375 Sedgwick 201105004730001 Roger Luck 5/6/11 1/9/12 Closed 500,000 7,856.12 0.00 7,856.12 left wrist fracture WC - LT VESSW US SW Central Region 21400 Sedgwick 201009009900001 John Wassenaar 9/7/10 9/30/11 Closed 500,000 65,699.43 0.00 65,699.43 L shoulder glenoid labrum tear & L shoulder rotator cuff tendinopathy WC - LT VESSW US SW Central Region 21410 Sedgwick 201007015510001 Frank Levy 7/12/10 11/18/11 Closed 500,000 26,610.07 0.00 26,610.07 R shoulder strain/sprain, cervical strain WC - LT VESSW US SW Central Region 21410 Sedgwick 201008016240001 Stephanie Berg 8/12/10 5/14/12 Closed 500,000 42,424.72 0.00 42,424.72 Bruised, contusions. fracture of right leg. left hand joint injury WC - LT VESSW US SW Central Region 21415 Sedgwick 201007012650001 John Edwards 7/12/10 3/8/11 Closed 500,000 2,004.77 0.00 2,004.77 shoulder strain-bilateral WC - LT VESSW US SW Central Region 21425 Sedgwick 201011008610001 Lemuel Gonzalez 11/9/10 Open 500,000 179,900.55 400,099.45 580,000.00 Crushing injury which led to fatality. WC - LT VESSW US SW Central Region 21425 Sedgwick 201105001310001 William Ladewig 4/27/11 Open 500,000 91,983.83 107,577.80 199,561.63 left knee tear/surgery WC - LT VESSW US SW Central Region 21430 Sedgwick 201106016580001 Marlowe Mayer 6/23/11 Open 500,000 74,296.83 20,044.45 94,341.28 Left shoulder strain/ bicep tendon rupture/ rotator cuff tear WC - LT VESSW US SW Central Region 21435 Sedgwick 201009009860001 Jesse Jaggar 9/9/10 11/22/10 Closed 500,000 493.54 0.00 493.54 right shoulder strain WC - LT VESSW US SW Central Region 21435 Sedgwick 201105011910001 Timothy O Connor 5/13/11 Open 500,000 271.90 4,248.10 4,520.00 unknown cause for leg/hip pain WC - LT VESSW US SW East Region 21240 Sedgwick 201009013250001 Mark Gamble 9/13/10 7/7/11 Closed 500,000 19,967.85 0.00 19,967.85 left knee medial menicus tear WC - LT VESSW US SW East Region 21240 Sedgwick 201010012880001 Daniel France 10/1/10 1/12/12 Closed 500,000 32,637.55 0.00 32,637.55 Lateral Epicondylitis, Right/surgery WC - LT VESSW US SW East Region 21240 Sedgwick 201112003010001 Derrick Avery 5/7/11 Open 500,000 39,998.39 28,614.04 68,612.43 right shoulder/rotator cuff/surgery WC - LT VESSW US SW East Region 21290 Sedgwick 201008000740001 Daniel Carter 7/29/10 Open 500,000 26,470.93 8,820.70 35,291.63 Right shoulder tear/surgery WC - LT VESSW US SW East Region 21290 Sedgwick 201106020340001 Derrick Wheeler 6/9/11 Open 500,000 16,269.81 7,299.83 23,569.64 right foot laceration/abrasions - -and lumbar HNP. WC - LT VESSW US SW East Region 21325 Sedgwick 201012020200001 Lloyd Rogers 12/21/10 3/2/11 Closed 500,000 513.78 0.00 513.78 lumbar strain WC - LT VESSW US SW East Region 21325 Sedgwick 201106008400001 Johnny Owens 6/11/11 Open 500,000 8,622.65 7,739.74 16,362.39 Right Fracture, Metacarpal WC - LT VESSW US SW East Region 21445 Sedgwick 201011002640001 Angel Torres 11/2/10 2/18/11 Closed 500,000 3,007.26 0.00 3,007.26 Fracture thumb WC - LT VESSW US SW East Region 21445 Sedgwick 201105003090001 Wayne Bellucci 5/4/11 Reopen 500,000 7,356.56 17,568.82 24,925.38 right knee strain WC - LT VESSW US SW East Region 21460 Sedgwick 201007024980001 Kenneth Snyder 7/26/10 11/18/10 Closed 500,000 3,147.43 0.00 3,147.43 Right pinky finger crush/near amputation WC - LT VESSW US SW East Region 21460 Sedgwick 201101026950001 David Mcfadden 1/26/11 4/12/11 Closed 500,000 1,243.21 0.00 1,243.21 Head concussion and neck strain WC - LT VESSW US SW East Region 21460 Sedgwick 201102014860001 Jeffrey Miller 2/11/11 7/15/11 Closed 500,000 23,821.42 0.00 23,821.42 traumatic amputation to the tip of the left index finger WC - LT VESSW US SW East Region 21520 Sedgwick 201008013750001 Randy Collier 8/12/10 Open 500,000 67,227.63 24,741.11 91,968.74 rt shoulder torn/rupture bicep tendon. WC - LT VESSW US SW East Region 21520 Sedgwick 201103010830001 Ronald Jackson 3/10/11 Open 500,000 51,613.17 100,406.83 152,020.00 Lumbar strain & RT shoulder rotator cuff tear WC - LT VESSW US SW East Region 21535 Sedgwick 201008017740001 Kevin Brady 8/16/10 Open 500,000 65,349.97 26,760.23 92,110.20 Rt patellar fracture (knee cap); Lt shoulder contusion,neck WC - LT VESSW US SW East Region 21535 Sedgwick 201010008930001 Rita Swett 10/6/10 4/26/12 Closed 500,000 56,761.36 0.00 56,761.36 right knee meniscus tear WC - LT VESSW US SW East Region 21535 Sedgwick 201103028300001 Greg Houston 3/7/11 5/4/12 Closed 500,000 28,442.68 0.00 28,442.68 Right shoulder rot cuff tear WC - LT VESSW US SW East Region 21535 Sedgwick 201105002250001 Rene Vela 5/4/11 Reopen 500,000 1,587.03 3,319.07 4,906.10 lower back strain WC - LT VESSW US SW East Region 21540 Sedgwick 201011007480001 Elver Nivard 11/2/10 Open 500,000 35,491.90 40,574.95 76,066.85 Right knee Meniscus tear WC - LT VESSW US SW East Region 21560 Sedgwick 201007019140001 Jeffery Edge 7/19/10 9/20/10 Closed 500,000 1,195.32 0.00 1,195.32 2nd degree burn left forarm/bicep WC - LT VESSW US SW East Region 21575 Sedgwick 201105007800001 Carmelo Cristy 5/12/11 3/29/12 Closed 500,000 9,663.10 0.00 9,663.10 fractured R foot-1st-2nd toes dislocated and 3rd toe was fractured. WC - MO VESSW US SW Central Region 21110 Sedgwick 201011013020001 Thad Young 11/13/10 1/14/11 Closed 500,000 291.30 0.00 291.30 Upper front left tooth chip WC - MO VESSW US SW Central Region 21140 Sedgwick 201009010230001 Dean Marten 9/8/10 2/12/11 Closed 500,000 0.00 0.00 0.00 right knee strain

Solid Waste AL, GL, WC Claim List 7/1/09 - 5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss WC - MO VESSW US SW Central Region 21140 Sedgwick 201010013190001 Ole Nesja 10/14/10 12/28/10 Closed 500,000 528.21 0.00 528.21 Puncture to right hand middle finger WC - MO VESSW US SW Central Region 21170 Sedgwick 201011007270001 Donald Hacken 11/8/10 3/24/11 Closed 500,000 1,263.02 0.00 1,263.02 broken nose WC - MO VESSW US SW Central Region 21170 Sedgwick 201101002830001 John Nelson 1/4/11 3/1/11 Closed 500,000 391.07 0.00 391.07 right lower abdominal muscle strain/groin pain. WC - MO VESSW US SW Central Region 21170 Sedgwick 201102012430001 Jason Wood 2/10/11 6/28/11 Closed 500,000 5,148.80 0.00 5,148.80 Cervical Radiculopathy at C6 and C7 WC - MO VESSW US SW Central Region 21170 Sedgwick 201108013330001 Gerald Smith 6/22/11 10/27/11 Closed 500,000 620.19 0.00 620.19 Left shoulder sprain. WC - MO VESSW US SW Central Region 21180 Sedgwick 201007001780001 Dewain Holimon 7/2/10 10/5/10 Closed 500,000 987.83 0.00 987.83 Irritation - Foreign body in the right eye WC - MO VESSW US SW Central Region 21180 Sedgwick 201008020550001 Keith Sorby 8/19/10 10/29/10 Closed 500,000 315.69 0.00 315.69 wasp stings to legs & back WC - MO VESSW US SW Central Region 21190 Sedgwick 201007015670001 Steve Garrison 7/16/10 9/29/10 Closed 500,000 562.81 0.00 562.81 Foreign Body/Irritation - Right eye WC - MO VESSW US SW Central Region 21190 Sedgwick 201008032610001 Matthew Butler 8/30/10 11/19/10 Closed 500,000 989.15 0.00 989.15 Strains to neck and right shoulder WC - MO VESSW US SW Central Region 21190 Sedgwick 201010024710001 Scott Felix 10/27/10 12/28/10 Closed 500,000 744.90 0.00 744.90 debris got stuck in right eye WC - MO VESSW US SW Central Region 21190 Sedgwick 201103023340001 Gustavo Rodriguez 3/24/11 4/20/12 Closed 500,000 2,910.44 0.00 2,910.44 Crush injury to right ring finger WC - MO VESSW US SW Central Region 21190 Sedgwick 201104016110001 Anthony Jablonski 4/29/11 6/14/11 Closed 500,000 649.45 0.00 649.45 Debris right eye WC - MO VESSW US SW Central Region 21195 Sedgwick 201009018460001 Patrick Curry 9/18/10 1/21/11 Closed 500,000 6,554.06 0.00 6,554.06 Fracture of great R toe and through the base of the 3rd metatarsal; ankle sprain WC - MO VESSW US SW Central Region 21200 Sedgwick 201007008450001 Dale Syko 7/8/10 11/5/10 Closed 500,000 3,725.07 0.00 3,725.07 Strain - cervical, lower/upper back WC - MO VESSW US SW Central Region 21200 Sedgwick 201101016990001 John Flager 1/19/11 3/30/11 Closed 500,000 2,159.43 0.00 2,159.43 closed head injury/laceration to jaw WC - MO VESSW US SW Central Region 21200 Sedgwick 201102025830001 James Lopes 2/23/11 3/21/11 Closed 500,000 439.37 0.00 439.37 RT ankle strain WC - MO VESSW US SW Central Region 21205 Sedgwick 201105000190001 Harvey Reichel 3/30/11 1/31/12 Closed 500,000 6,003.46 0.00 6,003.46 Lumbar strain WC - MO VESSW US SW Central Region 21215 Sedgwick 201007013760001 Danny White 7/12/10 11/19/10 Closed 500,000 414.25 0.00 414.25 Foreign Object - left eye WC - MO VESSW US SW Central Region 21215 Sedgwick 201008008670001 Steven Turner 8/9/10 10/13/10 Closed 500,000 717.29 0.00 717.29 Left forearm - Laceration WC - MO VESSW US SW Central Region 21215 Sedgwick 201009026880001 Arthur Lewis 9/28/10 12/17/10 Closed 500,000 499.26 0.00 499.26 Left ankle contusion/pain WC - MO VESSW US SW Central Region 21225 Sedgwick 201009009720001 Andrew Folkerts 9/10/10 11/18/10 Closed 500,000 257.77 0.00 257.77 left abdomen/groin strain WC - MO VESSW US SW Central Region 21225 Sedgwick 201009021870001 Michael Noorlag 9/20/10 11/19/10 Closed 500,000 154.77 0.00 154.77 Insect bite on left wrist WC - MO VESSW US SW Central Region 21225 Sedgwick 201010014750001 Jeffrey Cummings 10/18/10 12/16/10 Closed 500,000 572.36 0.00 572.36 Shin laceration, left WC - MO VESSW US SW Central Region 21225 Sedgwick 201011012660001 Orlando Tardi 11/12/10 12/20/10 Closed 500,000 237.09 0.00 237.09 Tenderness of left ankle WC - MO VESSW US SW Central Region 21225 Sedgwick 201101015780001 William Freitag 1/13/11 3/2/11 Closed 500,000 121.72 0.00 121.72 Superficial chin laceration WC - MO VESSW US SW Central Region 21225 Sedgwick 201101015840001 Bill Hubers 1/18/11 3/11/11 Closed 500,000 343.33 0.00 343.33 L 2nd finger crush injury (contusion) WC - MO VESSW US SW Central Region 21225 Sedgwick 201102014370001 William Bulthuis 2/10/11 4/14/11 Closed 500,000 338.21 0.00 338.21 Lumbar strain WC - MO VESSW US SW Central Region 21225 Sedgwick 201103018330001 John Wassenaar 3/18/11 4/8/11 Closed 500,000 0.00 0.00 0.00 On Friday 3/18/11 our driver reported that he was feeling sharp pain in his lowe WC - MO VESSW US SW Central Region 21230 Sedgwick 201007024950001 Tirie Warren 7/26/10 10/21/10 Closed 500,000 4,272.78 0.00 4,272.78 Allergic reaction to bee sting. WC - MO VESSW US SW Central Region 21230 Sedgwick 201008004440001 Rupert Smith 8/5/10 10/4/10 Closed 500,000 316.48 0.00 316.48 allergic reaction - bee stings WC - MO VESSW US SW Central Region 21230 Sedgwick 201107003710001sprainShawn Starks 6/13/11 12/19/11 Closed 500,000 82.18 0.00 82.18 lumbar WC - MO VESSW US SW Central Region 21235 Sedgwick 201104013390001 Arthur Hoelzel 4/25/11 6/17/11 Closed 500,000 917.86 0.00 917.86 Acute Left Ankle Sprain WC - MO VESSW US SW Central Region 21245 Sedgwick 201012013410001 Jeffery Brengarth 12/15/10 2/21/11 Closed 500,000 1,558.46 0.00 1,558.46 Laceration to left pinky finger WC - MO VESSW US SW Central Region 21245 Sedgwick 201104012140001 Dustin Jacobson 4/12/11 6/14/11 Closed 500,000 669.03 0.00 669.03 2nd Degree burn to right forearm WC - MO VESSW US SW Central Region 21245 Sedgwick 201105001630001 Rodney Anderton 5/3/11 6/21/11 Closed 500,000 163.52 0.00 163.52 Needle stick-rt. thumb WC - MO VESSW US SW Central Region 21245 Sedgwick 201105013180001 Robert Mitchell 5/23/11 7/15/11 Closed 500,000 19.55 0.00 19.55 bursitis/right elbow WC - MO VESSW US SW Central Region 21250 Sedgwick 201007001390001 Joshua Reynolds 7/1/10 1/18/12 Closed 500,000 3,917.93 0.00 3,917.93 Strain/Sprain - thoracic spine & right shoulder WC - MO VESSW US SW Central Region 21250 Sedgwick 201007005720001 Damon Hogroe 7/6/10 3/18/11 Closed 500,000 1,865.54 0.00 1,865.54 heat exhaustion WC - MO VESSW US SW Central Region 21250 Sedgwick 201007022910001 Daniel Church 7/22/10 2/28/11 Closed 500,000 2,008.20 0.00 2,008.20 Laceration - Left hand WC - MO VESSW US SW Central Region 21250 Sedgwick 201007028950001 Michael Hinton 7/27/10 12/16/10 Closed 500,000 593.17 0.00 593.17 pain to low back WC - MO VESSW US SW Central Region 21250 Sedgwick 201009002090001 Michael Hinton 9/2/10 11/18/10 Closed 500,000 3,963.01 0.00 3,963.01 low back strain WC - MO VESSW US SW Central Region 21250 Sedgwick 201101002480001 Bryan Martz 12/28/10 1/6/11 Closed 500,000 0.00 0.00 0.00 moving wheeled container in snow and felt pain in shoulder WC - MO VESSW US SW Central Region 21250 Sedgwick 201102011290001 David Gordon 2/10/11 7/27/11 Closed 500,000 269.33 0.00 269.33 Right 5th finger stick with needle. WC - MO VESSW US SW Central Region 21275 Sedgwick 201106019370001 John Nessinger 6/27/11 7/25/11 Closed 500,000 836.84 0.00 836.84 Laceration Left hand middle finger WC - MO VESSW US SW Central Region 21280 Sedgwick 201007015550001 Jeffrey Liddle 7/14/10 9/23/10 Closed 500,000 163.42 0.00 163.42 Left arm/shoulder WC - MO VESSW US SW Central Region 21280 Sedgwick 201012021900001 Joseph Wolk 12/22/10 4/4/11 Closed 500,000 376.80 0.00 376.80 lower back strain WC - MO VESSW US SW Central Region 21280 Sedgwick 201103012790001 Bobby Pecha 3/14/11 6/14/11 Closed 500,000 2,437.09 0.00 2,437.09 Back strain

Solid Waste AL, GL, WC Claim List 7/1/09 - 5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss WC - MO VESSW US SW Central Region 21300 Sedgwick 201009009830001 Andrew Schlitz 9/9/10 10/4/10 Closed 500,000 0.00 0.00 0.00 right knee pain. WC - MO VESSW US SW Central Region 21300 Sedgwick 201010001200001 Brian Belt 10/1/10 12/10/10 Closed 500,000 90.96 0.00 90.96 Right foot puncture WC - MO VESSW US SW Central Region 21300 Sedgwick 201010007120001 Jeremy Lamz 10/7/10 12/10/10 Closed 500,000 1,366.52 0.00 1,366.52 forehead laceration WC - MO VESSW US SW Central Region 21305 Sedgwick 201103021840001 Steven Sherrer 3/23/11 6/2/11 Closed 500,000 1,987.05 0.00 1,987.05 Right shoulder strain WC - MO VESSW US SW Central Region 21310 Sedgwick 201007024890001 Chris Muhle 7/26/10 11/1/10 Closed 500,000 349.10 0.00 349.10 right lower leg laceration WC - MO VESSW US SW Central Region 21310 Sedgwick 201008010990001 David Hyland 8/9/10 10/21/10 Closed 500,000 322.14 0.00 322.14 neck strain WC - MO VESSW US SW Central Region 21310 Sedgwick 201011010620001 Michael Sorenson 11/11/10 1/19/11 Closed 500,000 406.01 0.00 406.01 Dog bite right knee WC - MO VESSW US SW Central Region 21310 Sedgwick 201011019080001 Robert Braden 11/19/10 2/7/11 Closed 500,000 580.85 0.00 580.85 Neck contusion with sprain, left shoulder and upper back pain. WC - MO VESSW US SW Central Region 21310 Sedgwick 201012011450001 Shawn Kuester 12/13/10 Reopen 500,000 6,320.41 3,249.59 9,570.00 laceration right hand. WC - MO VESSW US SW Central Region 21310 Sedgwick 201104009810001 James Daute 4/18/11 6/14/11 Closed 500,000 566.82 0.00 566.82 Laceration to right middle finger WC - MO VESSW US SW Central Region 21315 Sedgwick 201012013660001 Matthew Collies 12/6/10 2/12/11 Closed 500,000 492.40 0.00 492.40 strain/sprain to right wrist WC - MO VESSW US SW Central Region 21315 Sedgwick 201012024500001 Jeremy Koepsell 12/27/10 7/8/11 Closed 500,000 1,343.93 0.00 1,343.93 Lacertation to left cheek WC - MO VESSW US SW Central Region 21315 Sedgwick 201103019520001 Anthony Hurley 2/1/11 11/17/11 Closed 500,000 1,098.21 0.00 1,098.21 Olecranon Bursistis/Fracture of Olecranon WC - MO VESSW US SW Central Region 21315 Sedgwick 201106004120001 Gregory Hechimovich 6/6/11 9/27/11 Closed 500,000 1,928.05 0.00 1,928.05 lumbar strain/sprain WC - MO VESSW US SW Central Region 21320 Sedgwick 201009015920001 Jeffrey Merwin 8/17/10 2/21/11 Closed 500,000 911.34 0.00 911.34 right wrist WC - MO VESSW US SW Central Region 21334 Sedgwick 201011017890001 Mark Slattery 11/19/10 12/28/10 Closed 500,000 1,985.38 0.00 1,985.38 Laceration to left shin/lower leg WC - MO VESSW US SW Central Region 21334 Sedgwick 201101029560001 Renato Tagura 1/31/11 4/11/11 Closed 500,000 7.55 0.00 7.55 Driver woke up on Sunday morning 1/30/11 and started to feel pain on right index WC - MO VESSW US SW Central Region 21334 Sedgwick 201102018060001 Jeffrey Williams 2/16/11 4/15/11 Closed 500,000 719.49 0.00 719.49 Left shoulder strain WC - MO VESSW US SW Central Region 21335 Sedgwick 201104007140001 Robert Rutschow 4/13/11 6/3/11 Closed 500,000 110.64 0.00 110.64 Left corneal abrasion and irritant injury WC - MO VESSW US SW Central Region 21336 Sedgwick 201012014580001 Andy Tagura 12/15/10 1/17/11 Closed 500,000 0.00 0.00 0.00 fainting episode, and syncope. WC - MO VESSW US SW Central Region 21336 Sedgwick 201105003810001 Robert Fisker 5/6/11 6/23/11 Closed 500,000 626.10 0.00 626.10 Left leg/calf laceration WC - MO VESSW US SW Central Region 21350 Sedgwick 201008015570001 Robert Ascher 8/11/10 2/7/11 Closed 500,000 21.58 0.00 21.58 chest pains/heart racing/ heat exhaustion WC - MO VESSW US SW Central Region 21350 Sedgwick 201012016400001 Daniel Fox 12/17/10 3/2/11 Closed 500,000 1,589.59 0.00 1,589.59 Face laceration and black eyes WC - MO VESSW US SW Central Region 21350 Sedgwick 201101022960001 Roy Burlingame 1/17/11 3/28/11 Closed 500,000 3,901.71 0.00 3,901.71 Left wrist/hand/arm WC - MO VESSW US SW Central Region 21350 Sedgwick 201103027190001 Leon Leech 3/29/11 5/6/11 Closed 500,000 1,129.54 0.00 1,129.54 Laceration left 4th finger WC - MO VESSW US SW Central Region 21350 Sedgwick 201105006610001 Jason Mudge 5/11/11 7/25/11 Closed 500,000 549.28 0.00 549.28 Needle stick WC - MO VESSW US SW Central Region 21350 Sedgwick 201105008020001 Jeffrey Bousquet 5/11/11 7/13/11 Closed 500,000 573.00 0.00 573.00 Pucture wound to right leg WC - MO VESSW US SW Central Region 21360 Sedgwick 201103005990001 James Duncan 3/7/11 4/14/11 Closed 500,000 580.99 0.00 580.99 fracture/lacerated two fingers on right hand WC - MO VESSW US SW Central Region 21375 Sedgwick 201011011500001 Joseph Lewis 11/12/10 1/14/11 Closed 500,000 1,611.53 0.00 1,611.53 Laceration to left little finger WC - MO VESSW US SW Central Region 21375 Sedgwick 201011013200001 Kenneth Harper 11/15/10 2/14/11 Closed 500,000 989.00 0.00 989.00 needle puncture rightlupper leg WC - MO VESSW US SW Central Region 21375 Sedgwick 201011019840001 William Rock 11/19/10 12/28/10 Closed 500,000 1,968.20 0.00 1,968.20 Smoke inhalation WC - MO VESSW US SW Central Region 21375 Sedgwick 201105008760001 John Wallace 5/13/11 7/25/11 Closed 500,000 443.48 0.00 443.48 punture wound, right index finger WC - MO VESSW US SW Central Region 21375 Sedgwick 201105015290001 Larry Saldana 5/25/11 7/11/11 Closed 500,000 373.93 0.00 373.93 strain/sprain of thoracic WC - MO VESSW US SW Central Region 21380 Sedgwick 201008012370001 Marty Rau 8/11/10 12/10/10 Closed 500,000 2,577.76 0.00 2,577.76 RT ankle sprain WC - MO VESSW US SW Central Region 21380 Sedgwick 201009017130001 Anthony Tofari 9/15/10 11/22/10 Closed 500,000 417.99 0.00 417.99 Bee sting right wrist WC - MO VESSW US SW Central Region 21380 Sedgwick 201012023710001 John Jarvais 12/27/10 2/21/11 Closed 500,000 1,172.24 0.00 1,172.24 John was walking out to his truck and slipped on some ice by his truck, twisting WC - MO VESSW US SW Central Region 21400 Sedgwick 201008009290001 Edwin Pineda 7/21/10 2/28/11 Closed 500,000 22,171.99 0.00 22,171.99 multiple body contusions and abrasions. WC - MO VESSW US SW Central Region 21405 Sedgwick 201011000270001 James Geltemeyer 10/29/10 1/12/11 Closed 500,000 768.08 0.00 768.08 lumbar strain WC - MO VESSW US SW Central Region 21405 Sedgwick 201103016570001 Jon Allen 3/17/11 5/26/11 Closed 500,000 345.15 0.00 345.15 Laceration to lower leg-rt. WC - MO VESSW US SW Central Region 21410 Sedgwick 201009014960001 Justin Cook 9/13/10 10/19/10 Closed 500,000 496.95 0.00 496.95 contusion/brused left thumb. WC - MO VESSW US SW Central Region 21415 Sedgwick 201009028980001 Wardell Wiggins 9/29/10 11/4/10 Closed 500,000 514.06 0.00 514.06 scalp laceration WC - MO VESSW US SW Central Region 21425 Sedgwick 201008025170001 Gilbert Cartwright 8/23/10 10/21/10 Closed 500,000 1,269.70 0.00 1,269.70 Right forearm - wasp sting WC - MO VESSW US SW Central Region 21425 Sedgwick 201009010150001 Gilbert Cartwright 9/8/10 11/11/10 Closed 500,000 567.08 0.00 567.08 bee sting on buttocks WC - MO VESSW US SW Central Region 21425 Sedgwick 201009018680001 Michael Lynch 9/17/10 11/23/10 Closed 500,000 298.84 0.00 298.84 ankle strain WC - MO VESSW US SW Central Region 21425 Sedgwick 201012015030001 Brett White 12/15/10 1/28/11 Closed 500,000 945.32 0.00 945.32 L Foot Strain WC - MO VESSW US SW Central Region 21425 Sedgwick 201012015100001 Willie St George 12/15/10 3/15/11 Closed 500,000 2,441.61 0.00 2,441.61 lumbar strain WC - MO VESSW US SW Central Region 21425 Sedgwick 201101027470001 Juan Mendoza 1/27/11 3/7/11 Closed 500,000 1,069.30 0.00 1,069.30 Rt groin strain, epididymitis

Solid Waste AL, GL, WC Claim List 7/1/09 - 5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss WC - MO VESSW US SW Central Region 21425 Sedgwick 201102009030001 Jesse Doescher 2/4/11 5/19/11 Closed 500,000 711.74 0.00 711.74 R lower back & hip pain WC - MO VESSW US SW Central Region 21425 Sedgwick 201106001120001 Steve Lamping 6/1/11 9/20/11 Closed 500,000 209.47 0.00 209.47 Possible right shoulder strain WC - MO VESSW US SW Central Region 21425 Sedgwick 201107004910001 Jorge Mercado 5/17/11 Open 500,000 1,063.03 161.97 1,225.00 TEMP EE, NO COVERAGE - Left middle knuckle/hand contusion and laceration WC - MO VESSW US SW East Region 21030 Sedgwick 201101003410001 Larry Smith 1/4/11 4/4/11 Closed 500,000 1,171.27 0.00 1,171.27 Right wrist sprain/strain WC - MO VESSW US SW East Region 21150 Sedgwick 201008024680001 Lester Potts 8/23/10 11/10/10 Closed 500,000 882.53 0.00 882.53 Left shoulder contusion WC - MO VESSW US SW East Region 21240 Sedgwick 201010009840001 Venus Engle 10/6/10 12/10/10 Closed 500,000 239.29 0.00 239.29 sprain/strain left knee. WC - MO VESSW US SW East Region 21240 Sedgwick 201012014350001 Jeffery Cook 12/15/10 2/16/11 Closed 500,000 317.55 0.00 317.55 1. Contusion-Lumbar Spine 2. Contusion, scalp WC - MO VESSW US SW East Region 21240 Sedgwick 201012014440001 Derrick Avery 12/15/10 2/16/11 Closed 500,000 126.35 0.00 126.35 Corneal Abrasion, left 918.1 WC - MO VESSW US SW East Region 21260 Sedgwick 201102028010001 Ryan Zoellner 2/28/11 4/12/11 Closed 500,000 313.91 0.00 313.91 Sprain of unspecified site of shoulder and upper arm WC - MO VESSW US SW East Region 21260 Sedgwick 201105002100001 Paul Hawley 5/3/11 6/23/11 Closed 500,000 686.57 0.00 686.57 Lumbar strain WC - MO VESSW US SW East Region 21260 Sedgwick 201106017930001 Darren Galat 6/24/11 7/29/11 Closed 500,000 1,591.86 0.00 1,591.86 Left shoulder strain WC - MO VESSW US SW East Region 21265 Sedgwick 201102023700001 Ronald Ruggs 2/22/11 5/2/11 Closed 500,000 494.39 0.00 494.39 lumbar strain WC - MO VESSW US SW East Region 21265 Sedgwick 201106004220001 Timothy Solis 6/6/11 7/19/11 Closed 500,000 533.60 0.00 533.60 Laceration to right hand fingers WC - MO VESSW US SW East Region 21270 Sedgwick 201106019720001 Barry Byrwa 6/28/11 7/28/11 Closed 500,000 409.58 0.00 409.58 Lip laceration WC - MO VESSW US SW East Region 21290 Sedgwick 201007022790001 Jason Powell 7/22/10 9/30/10 Closed 500,000 513.82 0.00 513.82 Laceration - Left forearm WC - MO VESSW US SW East Region 21290 Sedgwick 201010024650001 Richard Riggin 10/26/10 1/3/11 Closed 500,000 336.91 0.00 336.91 R shoulder strain WC - MO VESSW US SW East Region 21290 Sedgwick 201011022160001 Jason Powell 11/22/10 3/2/11 Closed 500,000 1,556.27 0.00 1,556.27 Left ankle sprain WC - MO VESSW US SW East Region 21290 Sedgwick 201012008410001 Robert Byrne 12/8/10 5/8/12 Closed 500,000 43.25 0.00 43.25 Eye Injury, NOS 921.9 & Conjunctivitis Acute Allergies- Chemical 372.05 WC - MO VESSW US SW East Region 21290 Sedgwick 201101006040001 Kevin Phillips 1/7/11 3/14/11 Closed 500,000 304.40 0.00 304.40 Sprain neck & contusion upper extremity WC - MO VESSW US SW East Region 21290 Sedgwick 201105001100001 Kalah Hirsch 5/2/11 7/6/11 Closed 500,000 528.67 0.00 528.67 Left ankle sprain WC - MO VESSW US SW East Region 21290 Sedgwick 201105007320001 Daniel Margerison 5/12/11 6/28/11 Closed 500,000 276.91 0.00 276.91 shoulder strain/right WC - MO VESSW US SW East Region 21290 Sedgwick 201105013950001 Galen Egdorf 3/28/11 9/16/11 Closed 500,000 906.24 0.00 906.24 Bursitis Olecranon-left. WC - MO VESSW US SW East Region 21325 Sedgwick 201008004320001 Randall Perkins 8/4/10 1/25/11 Closed 500,000 49.29 0.00 49.29 needle stick - right hand. WC - MO VESSW US SW East Region 21325 Sedgwick 201008006190001 Lloyd Rogers 8/6/10 11/30/10 Closed 500,000 210.19 0.00 210.19 Lumbar strain WC - MO VESSW US SW East Region 21325 Sedgwick 201104010170001 Dale Thomas 4/18/11 2/7/12 Closed 500,000 2,362.56 0.00 2,362.56 right shoulder strain WC - MO VESSW US SW East Region 21363 Sedgwick 201103028440001 James Gerard 3/30/11 8/1/11 Closed 500,000 3,559.01 0.00 3,559.01 Right knee strain WC - MO VESSW US SW East Region 21365 Sedgwick 201009018470001 Joseph Esham 9/18/10 1/7/11 Closed 500,000 1,713.76 0.00 1,713.76 laceration/head WC - MO VESSW US SW East Region 21365 Sedgwick 201010000230001 Loren Smith 9/30/10 12/6/10 Closed 500,000 571.96 0.00 571.96 puncture wound in abdomen WC - MO VESSW US SW East Region 21365 Sedgwick 201103026310001 Raymond Townsend 3/25/11 5/26/11 Closed 500,000 305.75 0.00 305.75 Right knee strain/sprain WC - MO VESSW US SW East Region 21420 Sedgwick 201007024230001 Stephen Tewalt 7/17/10 12/17/10 Closed 500,000 1,435.44 0.00 1,435.44 Left ring finger, sprain/strain WC - MO VESSW US SW East Region 21420 Sedgwick 201009019910001 Mark Webster 9/20/10 11/19/10 Closed 500,000 423.38 0.00 423.38 neck/ right shoulder strain WC - MO VESSW US SW East Region 21445 Sedgwick 201007018630001 William Pla 7/19/10 10/21/10 Closed 500,000 398.41 0.00 398.41 puncture - left foot WC - MO VESSW US SW East Region 21445 Sedgwick 201008008990001 Felix Vasquez 8/4/10 10/6/10 Closed 500,000 1,652.51 0.00 1,652.51 Lumbosacral strain 846.0 WC - MO VESSW US SW East Region 21445 Sedgwick 201008032510001 Rodolfo Rodriguez 8/30/10 4/29/11 Closed 500,000 2,658.48 0.00 2,658.48 Meniscal tear with joint effusion; knee contusion/strain; patellar strain WC - MO VESSW US SW East Region 21445 Sedgwick 201009023660001 James Ventro 9/24/10 11/19/10 Closed 500,000 355.64 0.00 355.64 Left thumb: 1st degree burn WC - MO VESSW US SW East Region 21445 Sedgwick 201010000700001 Michael Geib 9/30/10 6/21/11 Closed 500,000 538.21 0.00 538.21 Foreign body: right eye WC - MO VESSW US SW East Region 21445 Sedgwick 201011022940001 Michael Geib 8/13/10 5/26/11 Closed 500,000 1,893.13 0.00 1,893.13 Sprain of neck and sprain of lumbar region WC - MO VESSW US SW East Region 21445 Sedgwick 201106002090001 Robert Puleo 5/31/11 7/14/11 Closed 500,000 0.00 0.00 0.00 skin condition WC - MO VESSW US SW East Region 21460 Sedgwick 201007017060001 Anthony Frazee 7/14/10 9/24/10 Closed 500,000 229.41 0.00 229.41 Insect Bite - infection-left forearm WC - MO VESSW US SW East Region 21460 Sedgwick 201008019070001 Charles Skelley 8/17/10 10/11/10 Closed 500,000 300.77 0.00 300.77 Laceration - Left forearm WC - MO VESSW US SW East Region 21460 Sedgwick 201101005970001 Jeffrey Mclean 1/7/11 3/14/11 Closed 500,000 1,045.54 0.00 1,045.54 Head laceration/concussion WC - MO VESSW US SW East Region 21460 Sedgwick 201102019480001 Adam Murphy 2/15/11 4/14/11 Closed 500,000 105.40 0.00 105.40 Puncture to left foot WC - MO VESSW US SW East Region 21460 Sedgwick 201103015090001 Kevin Dunlevy 3/14/11 6/6/11 Closed 500,000 386.65 0.00 386.65 L calf strain WC - MO VESSW US SW East Region 21460 Sedgwick 201104007350001 Robert Lindsay 4/5/11 5/8/12 Closed 500,000 6,895.95 0.00 6,895.95 Left shoulder strain WC - MO VESSW US SW East Region 21460 Sedgwick 201105004570001 Jeffrey Johns 5/6/11 7/13/11 Closed 500,000 96.63 0.00 96.63 Laceration to left lower leg WC - MO VESSW US SW East Region 21460 Sedgwick 201106003070001 David Mcfadden 6/2/11 7/15/11 Closed 500,000 389.64 0.00 389.64 Concussion WC - MO VESSW US SW East Region 21470 Sedgwick 201012009280001 Donald Bauer 12/10/10 3/14/11 Closed 500,000 748.99 0.00 748.99 left Leg Laceration, left Rib fracture

Solid Waste AL, GL, WC Claim List 7/1/09 - 5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss WC - MO VESSW US SW East Region 21470 Sedgwick 201101005630001 Frederic Reams 1/6/11 3/4/11 Closed 500,000 261.61 0.00 261.61 Contusion to thumb WC - MO VESSW US SW East Region 21470 Sedgwick 201101012590001 Joseph Braun 1/12/11 3/24/11 Closed 500,000 1,274.34 0.00 1,274.34 Back injury WC - MO VESSW US SW East Region 21480 Sedgwick 201101029070001 Edward Williams 1/31/11 4/13/11 Closed 500,000 730.01 0.00 730.01 Hand laceration WC - MO VESSW US SW East Region 21480 Sedgwick 201102003090001 John Page 2/2/11 4/15/11 Closed 500,000 1,027.14 0.00 1,027.14 lower back sprain WC - MO VESSW US SW East Region 21485 Sedgwick 201008004700001 James Weilacher 8/4/10 9/29/10 Closed 500,000 567.16 0.00 567.16 Left Leg Laceration WC - MO VESSW US SW East Region 21485 Sedgwick 201106013770001 Thomas Carr 6/8/11 4/26/12 Closed 500,000 445.18 0.00 445.18 Dog bite to left buttocks WC - MO VESSW US SW East Region 21495 Sedgwick 201104015290001 Robert Goray 4/27/11 6/23/11 Closed 500,000 1,125.52 0.00 1,125.52 Laceration to right arm, forearm WC - MO VESSW US SW East Region 21495 Sedgwick 201105000910001 Randy Cromer 4/30/11 7/22/11 Closed 500,000 3,631.85 0.00 3,631.85 Laceration to the head WC - MO VESSW US SW East Region 21495 Sedgwick 201105015070001 Wesley Batey 5/24/11 7/15/11 Closed 500,000 278.88 0.00 278.88 left knee contusion WC - MO VESSW US SW East Region 21505 Sedgwick 201101025050001 Antwaun Hawkins 1/24/11 9/27/11 Closed 500,000 87.45 0.00 87.45 Sprained right ankle WC - MO VESSW US SW East Region 21515 Sedgwick 201011002940001 Joel Watford 11/1/10 1/3/11 Closed 500,000 447.89 0.00 447.89 R knee strain WC - MO VESSW US SW East Region 21520 Sedgwick 201010016200001 Royce Welch 10/18/10 12/16/10 Closed 500,000 861.50 0.00 861.50 back strain; chest wall contusion; shoulder & back pain WC - MO VESSW US SW East Region 21520 Sedgwick 201011015400001 Phillip Underwood 11/15/10 1/21/11 Closed 500,000 1,119.28 0.00 1,119.28 right knee strain WC - MO VESSW US SW East Region 21535 Sedgwick 201009023780001 Curtis Dawson 9/21/10 8/10/11 Closed 500,000 2,102.07 0.00 2,102.07 Strains: hip and low back WC - MO VESSW US SW East Region 21535 Sedgwick 201011024680001 Marcos Barranco 11/27/10 2/7/11 Closed 500,000 456.14 0.00 456.14 head laceration. WC - MO VESSW US SW East Region 21535 Sedgwick 201103019060001 Oscar Parada 3/18/11 5/3/11 Closed 500,000 638.06 0.00 638.06 Needle stick to right thumb WC - MO VESSW US SW East Region 21535 Sedgwick 201104009260001 Genat Mathurin 4/15/11 6/1/11 Closed 500,000 332.97 0.00 332.97 low back strain WC - MO VESSW US SW East Region 21535 Sedgwick 201106011130001 Hiamuri Diaz 6/15/11 7/29/11 Closed 500,000 533.96 0.00 533.96 Laceration right lower leg WC - MO VESSW US SW East Region 21540 Sedgwick 201012026440001 Samuel Medelus 12/28/10 4/8/11 Closed 500,000 1,123.87 0.00 1,123.87 Hyperdermic needle stick WC - MO VESSW US SW East Region 21540 Sedgwick 201105007910001 Emilio Tamayo 5/12/11 6/3/11 Closed 500,000 502.91 0.00 502.91 thoracic strain WC - MO VESSW US SW East Region 21550 Sedgwick 201107013440001 John Williams 5/31/11 Open 500,000 2,820.80 989.20 3,810.00 Employee was driving north on US 1 at MM 101 when a vehicle turned left into his WC - MO VESSW US SW East Region 21557 Sedgwick 201103015910001 David Hennings 3/15/11 5/26/11 Closed 500,000 583.87 0.00 583.87 Foreign body, eye, Left, cornea, embedded (871.6) WC - MO VESSW US SW East Region 21557 Sedgwick 201106013440001 Erik Davis 6/20/11 7/27/11 Closed 500,000 642.06 0.00 642.06 Right wrist sprain, contusion to left elbow and left elbow abrasion WC - MO VESSW US SW East Region 21560 Sedgwick 201012006590001 Cisco Bauman 12/8/10 8/10/11 Closed 500,000 4,688.87 0.00 4,688.87 left wrist fracture. WC - MO VESSW US SW East Region 21560 Sedgwick 201104011340001 Kenneth Perry 4/20/11 6/24/11 Closed 500,000 306.13 0.00 306.13 muscle/back strain, sciatic nerve WC - MO VESSW US SW East Region 21565 Sedgwick 201106000070001 James Young 5/28/11 7/12/11 Closed 500,000 515.90 0.00 515.90 Laceration to left ring finger WC - MO VESSW US SW East Region 21565 Sedgwick 201106000470001 Dwayne Rutherford 3/1/11 7/20/11 Closed 500,000 0.00 0.00 0.00 left wrist contusion WC - MO VESSW US SW East Region 21575 Sedgwick 201011020140001 Wanel Meus 11/22/10 5/26/11 Closed 500,000 4,746.00 0.00 4,746.00 Head injury. WC - MO VESSW US SW East Region 21575 Sedgwick 201103007490001 Johnny Wright 3/4/11 5/2/11 Closed 500,000 2,076.92 0.00 2,076.92 Head Laceration WC - MO VESSW US SW East Region 21575 Sedgwick 201103020670001 Ryan Rawls 3/22/11 5/26/11 Closed 500,000 535.46 0.00 535.46 Open wound knee/leg/ankle WC - MO VESSW US SW East Region 21575 Sedgwick 201105017450001 Keneth Narvaez 5/24/11 7/13/11 Closed 500,000 1,131.53 0.00 1,131.53 Lumbar sprain/strain WC - MO VESSW US SW East Region 21580 Sedgwick 201103015950001 Claude Elisee 3/15/11 4/18/11 Closed 500,000 132.73 0.00 132.73 Left hip/thigh strain WC - MO VESSW US SW East Region 21585 Sedgwick 201010026870001 Jeffery Sapp 10/28/10 1/3/11 Closed 500,000 371.50 0.00 371.50 Puncture to his left foot. WC - MO VESSW US SW East Region 21590 Sedgwick 201105013600001 David Rainey 5/23/11 7/13/11 Closed 500,000 225.03 0.00 225.03 Lumbar strain (847.2) Abdominal wall strain (848.8) Muscle spasm of back WC - MO VESSW US SW East Region 21590 Sedgwick 201106020730001 Richard Cowan 6/29/11 7/29/11 Closed 500,000 511.84 0.00 511.84 Foreign Body R lateral leg removed. WC - MO VESSW US SW East Region 21625 Sedgwick 201008022120001 Allen Mcleod 8/20/10 10/20/10 Closed 500,000 125.91 0.00 125.91 dog bite left calf WC - MO VESSW US SW East Region 21625 Sedgwick 201104002280001 Henri Manning 4/5/11 5/31/11 Closed 500,000 7.55 0.00 7.55 Bruised left knee and left ankle WC 2,979,092.92 2,218,920.41 5,198,013.33 07/01/2010 - 06/30/2011 5,336,819.69 3,288,783.49 8,625,603.18 07/01/2011 - 06/30/2012 AL AL - BI VESSW US SW Central Region 21170 Sedgwick 201201011060002 Stevie Lindsey 1/20/12 Open 1,000,000 45.27 10,054.73 10,100.00 Our driver was travelling southbound on Jenkins St NE at intersection of 132nd A AL - BI VESSW US SW Central Region 21190 Sedgwick 201112001080002 John Brouwer 12/2/11 Open 1,000,000 7.90 20,042.10 20,050.00 Injury - back strain - Seeking PT treatment AL - BI VESSW US SW Central Region 21190 Sedgwick 201201008460002 Nora Vanham 1/16/12 Open 1,000,000 7.90 9,992.10 10,000.00 Clmt broken hand injury. AL - BI VESSW US SW Central Region 21205 Sedgwick 201112003740002 Jamie Ann Wisner 12/8/11 Open 1,000,000 7,150.15 37,857.40 45,007.55 Unknown bodily injury AL - BI VESSW US SW Central Region 21225 Sedgwick 201109014640002 Karen Irizarry 9/26/11 11/21/11 Closed 1,000,000 2,044.32 0.00 2,044.32 Lower back strain - initial ER evaluation/x-rays AL - BI VESSW US SW Central Region 21230 Sedgwick 201107018060002 Delly Zaprudskaya 7/27/11 Open 1,000,000 30,044.71 103,955.29 134,000.00 Pedestrian accident.

Solid Waste AL, GL, WC Claim List 7/1/09 - 5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL - BI VESSW US SW Central Region 21230 Sedgwick 201202011360002 Jamil Ur-rehman 2/20/12 Open 1,000,000 7.90 15,042.10 15,050.00 Strain to neck/back - rear end accident AL - BI VESSW US SW Central Region 21250 Sedgwick 201205008690001 William Zur 5/14/12 Open 1,000,000 7.90 1,042.10 1,050.00 leg injury AL - BI VESSW US SW Central Region 21310 Sedgwick 201110009410002 Amy Carriveau 10/17/11 2/28/12 Closed 1,000,000 1,757.55 0.00 1,757.55 Injury - bump to head, abrasion to eyebrow, and sore leg AL - BI VESSW US SW Central Region 21310 Sedgwick 201112015200002 Tim Weber 12/29/11 5/15/12 Closed 1,000,000 11,736.94 0.00 11,736.94 Our truck was northbound on hwy 67 when a southbound vehicle crossed the median AL - BI VESSW US SW Central Region 21350 Sedgwick 201205001670002 Christy Mcgee 5/2/12 Open 1,000,000 7.90 5,042.10 5,050.00 Employee was backing into a customer after waiting for traffic to clear. Third AL - BI VESSW US SW Central Region 21390 Sedgwick 201111011900002 Cierra Walker 11/21/11 Open 1,000,000 7.90 15,042.10 15,050.00 Injury - neck and back strain AL - BI VESSW US SW Central Region 21390 Sedgwick 201204003860002 Courtney Zinter 4/6/12 Open 1,000,000 7.90 5,042.10 5,050.00 Veolia driver ran into car ahead of him that stopped at stoplight. That car was AL - BI VESSW US SW Central Region 21390 Sedgwick 201204003860004 Catharina Fruechte 4/6/12 Open 1,000,000 7.90 7,542.10 7,550.00 BI - Whiplash/treating with chiropractor AL - BI VESSW US SW Central Region 21395 Sedgwick 201110002800002 Andrea Clay 10/6/11 Open 1,000,000 1,016.05 45,483.95 46,500.00 Injury - unknown at this time AL - BI VESSW US SW Central Region 21395 Sedgwick 201202014880002 H. James Patterson 2/24/12 Open 1,000,000 7.90 5,042.10 5,050.00 Mental stress due to accident AL - BI VESSW US SW Central Region 21425 Sedgwick 201112003080002 Clarence Johnson 12/6/11 Open 1,000,000 0.00 5,050.00 5,050.00 VES driver backed after pulling forward through an intersection. He struck a 3rd AL - BI VESSW US SW Central Region 21425 Sedgwick 201112003080003 Don Johnson 12/6/11 Open 1,000,000 0.00 5,050.00 5,050.00 VES driver backed after pulling forward through an intersection. He struck a 3rd AL - BI VESSW US SW Central Region 21425 Sedgwick 201204005910002 Jessica Wence 4/10/12 Open 1,000,000 7.90 2,500.00 2,507.90 soft tissue injury AL - BI VESSW US SW Central Region 21425 Sedgwick 201204005910003 Luis Lopez 4/10/12 Open 1,000,000 7.90 2,500.00 2,507.90 soft tissue AL - BI VESSW US SW East Region 21240 Sedgwick 201205020600002 Pearl Maish 5/31/12 Open 1,000,000 0.00 5,025.00 5,025.00 Neck strain - prior neck surgery in the past AL - BI VESSW US SW East Region 21290 Sedgwick 201111002440002 David Lupfer 11/3/11 12/12/11 Closed 1,000,000 7.55 0.00 7.55 Mark Petersen was in 7030 making a left hand turn off Booker road onto Red Bank AL - BI VESSW US SW East Region 21290 Sedgwick 201112001610002 Victoria Reed 12/2/11 Open 1,000,000 7.55 4,032.45 4,040.00 Lowell Coleman in 4030 was driving north on I-164 in the left lane around 65mph AL - BI VESSW US SW East Region 21325 Sedgwick B164665174000101 Linda Howard 11/29/11 Open 1,000,000 8,281.90 14,218.10 22,500.00 vehicle collision. AL - BI VESSW US SW East Region 21325 Sedgwick B164665174000201 Bonita Watkins 11/29/11 Open 50,000 7.90 992.10 1,000.00 Vehicle collision. AL - BI VESSW US SW East Region 21333 Sedgwick 201107011980002 Charles Cantron 7/19/11 Open 1,000,000 0.00 2,550.00 2,550.00 Injury - neck and back strain AL - BI VESSW US SW East Region 21460 Sedgwick 201205019610001 Herbert Gump 5/30/12 Open 1,000,000 0.00 250.00 250.00 bicep arm scrape. first aid AL - BI VESSW US SW East Region 21472 Sedgwick 201202005810002 William Fulton 2/10/12 Open 1,000,000 7.90 7,542.10 7,550.00 Back Strain AL - BI VESSW US SW East Region 21495 Sedgwick 201109005310002 Maranda Stillwell 9/9/11 1/31/12 Closed 1,000,000 15,695.80 0.00 15,695.80 Whiplash - claimant driver AL - BI VESSW US SW East Region 21495 Sedgwick 201112003350002 Sherrie Carter 12/7/11 5/2/12 Closed 1,000,000 1,678.21 0.00 1,678.21 Norman McDill driver of unit S306417 a roll-off truck. He was headed west on I-2 AL - BI VESSW US SW East Region 21505 Sedgwick 201203005130002 Shirley Wynn 3/7/12 Open 1,000,000 1,946.60 48,053.40 50,000.00 While lifting a garbage cart with an automated arm our driver saw that an elderl AL - BI VESSW US SW East Region 21535 Sedgwick 201107011040002 Edwin Brown 7/15/11 Open 1,000,000 7.55 275,192.45 275,200.00 Bodily injury alleged. HA, neck, back, Shoulder, hip and leg all on the left sid AL - BI VESSW US SW East Region 21550 Sedgwick 201204005620003 Leslie Galano 4/10/12 Open 1,000,000 7.90 15,042.10 15,050.00 OV2 slowed down in traffic, causing the IV to rear end OV2 and OV2 to be pushed AL - BI VESSW US SW East Region 21550 Sedgwick 201205008300002 Melanie Horowitz 5/12/12 Open 1,000,000 7.90 85,042.10 85,050.00 Taken by ambulance to the hospital - injuries unknown AL - BI VESSW US SW East Region 21550 Sedgwick 201205008300004 Christopher Horowitz 5/12/12 Open 1,000,000 7.90 5,017.10 5,025.00 Injury to child, age 18 months. Noted to be strain/sprain, no area identified AL - BI VESSW US SW East Region 21575 Sedgwick 201110006380002 Dennis Tyler 10/12/11 Open 1,000,000 7.55 14,542.45 14,550.00 Injury - soreness to neck and back AL - BI VESSW US SW East Region 21575 Sedgwick 201110006380003 Leslee Tyler 10/12/11 Open 1,000,000 7.55 14,542.45 14,550.00 Injury - complaints of soreness to neck and back AL - CL VESSW US SW Central Region 21435 Sedgwick 201203006020001 Joseph Vozka 3/9/12 5/23/12 Closed 1,000,000 18.00 0.00 18.00 2011 mini van total loss. AL - CL VESSW US SW East Region 21470 Sedgwick 201111008580001 Nicholas Cefolo 11/11/11 4/17/12 Closed 1,000,000 20.00 0.00 20.00 Mirrors struck while passing. 2005 Kenworth broken mirror and window. AL - PD VESSW US SW Central Region 21135 Sedgwick 201109006840001 David Laplant 8/30/11 9/20/11 Closed 1,000,000 11,904.39 0.00 11,904.39 1994 International Roll off front damage AL - PD VESSW US SW Central Region 21170 Sedgwick 201107011110001 John Comford 7/18/11 9/19/11 Closed 1,000,000 6,035.03 0.00 6,035.03 2002 - Honda Civic - extensive damage to rear-end AL - PD VESSW US SW Central Region 21170 Sedgwick 201107015690001 Amber Billmeier 7/25/11 9/27/11 Closed 1,000,000 3,858.55 0.00 3,858.55 2009 Nissan Altimar - damage to rear end AL - PD VESSW US SW Central Region 21170 Sedgwick 201107019390001 Redouane Ilattaqui 7/29/11 Open 1,000,000 604.80 3,195.20 3,800.00 Damaged electric power meter. AL - PD VESSW US SW Central Region 21170 Sedgwick 201108007430001 Tom Maertz 8/10/11 9/30/11 Closed 1,000,000 1,357.97 0.00 1,357.97 1999 Chevrolet Cavalier - damage to hood and bumper AL - PD VESSW US SW Central Region 21170 Sedgwick 201108007430002 Gold Mark Property Management 8/10/11 9/9/11 Closed 1,000,000 249.30 0.00 249.30 Cable Wire and Mast

Solid Waste AL, GL, WC Claim List 7/1/09—5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL—PD VESSW US SW Central Region 21170 Sedgwick 201108008670001 Ace Limo 8/4/11 11/30/11 Closed 1,000,000 0.00 0.00 0.00 bus mirror damage. AL—PD VESSW US SW Central Region 21170 Sedgwick 201108008770001 Charles Risher 8/11/11 9/21/11 Closed 1,000,000 400.00 0.00 400.00 garage and siding AL—PD VESSW US SW Central Region 21170 Sedgwick 201109006350001 Amiree Hammeed 9/9/11 9/26/11 Closed 1,000,000 120.00 0.00 120.00 Mailbox damage AL—PD VESSW US SW Central Region 21170 Sedgwick 201109006420001 Dale Banbury 8/23/11 11/14/11 Closed 1,000,000 0.00 0.00 0.00 concrete damage to driveway AL—PD VESSW US SW Central Region 21170 Sedgwick 201110001520001 Donna Fehr 10/4/11 11/8/11 Closed 1,000,000 2,432.88 0.00 2,432.88 2005 Chrysler mini van side fender and door handles AL—PD VESSW US SW Central Region 21170 Sedgwick 201110007510001 24 Restore 9/15/11 12/12/11 Closed 1,000,000 0.00 0.00 0.00 2006 Toyota Corolla—black stains on front grill, hood, d/s front door/qtr panel AL—PD VESSW US SW Central Region 21170 Sedgwick 201110014890001 First Student 10/26/11 3/20/12 Closed 1,000,000 16,706.82 0.00 16,706.82 Overhead door and tin around door—garage (bus company) AL—PD VESSW US SW Central Region 21170 Sedgwick 201111004900001 John Coughlin 11/4/11 3/22/12 Closed 1,000,000 7,928.88 0.00 7,928.88 Retaining wall damage AL—PD VESSW US SW Central Region 21170 Sedgwick 201111013130001 Mary Danielson 11/18/11 1/30/12 Closed 1,000,000 0.00 0.00 0.00 4 landscape timbers 6’ long 3“x3” damaged AL—PD VESSW US SW Central Region 21170 Sedgwick 201111014220001 Nicole Sandquist 11/26/11 Open 1,000,000 371.50 5,628.50 6,000.00 roof and fascia damage to garage AL—PD VESSW US SW Central Region 21170 Sedgwick 201111014920001 Alysha Peck 11/29/11 1/16/12 Closed 1,000,000 4,219.59 0.00 4,219.59 Kia 2008 Spectra front bumper AL—PD VESSW US SW Central Region 21170 Sedgwick 201201005660001 Aija Gravitis 1/10/12 3/22/12 Closed 1,000,000 0.00 0.00 0.00 Damaged wire AL—PD VESSW US SW Central Region 21170 Sedgwick 201201011060001 Stevie Lindsey 1/20/12 3/30/12 Closed 1,000,000 7,394.31 0.00 7,394.31 2002 Ford Windstar front end damage AL—PD VESSW US SW Central Region 21170 Sedgwick 201202000520001 Xcel Energy 2/1/12 Open 1,000,000 14.00 4,511.00 4,525.00 Pole damage AL—PD VESSW US SW Central Region 21170 Sedgwick 201203000360001 James Mickschl 2/29/12 3/13/12 Closed 1,000,000 80.00 0.00 80.00 1997 Ford Ranger right rear tail light cracked AL—PD VESSW US SW Central Region 21170 Sedgwick 201203002530001 Connexus Energy 3/2/12 Open 1,000,000 0.00 1,000.00 1,000.00 light pole damage AL—PD VESSW US SW Central Region 21170 Sedgwick 201203004270001 Anthony Bouza 3/7/12 4/12/12 Closed 1,000,000 2,974.03 0.00 2,974.03 2011 Camry — damage to right side rear door, fender, and bumper AL—PD VESSW US SW Central Region 21170 Sedgwick 201203009180001 Andy Bond 3/15/12 Open 1,000,000 0.00 2,500.00 2,500.00 2001 lexus RX 300 left front fender & tire AL—PD VESSW US SW Central Region 21170 Sedgwick 201204002130001 Excell Energy 4/3/12 4/12/12 Closed 1,000,000 0.00 0.00 0.00 power pole damage AL—PD VESSW US SW Central Region 21170 Sedgwick 201206003150001 Paula Reinhart 5/31/12 Open 1,000,000 0.00 800.00 800.00 Basketball hoop and gutter—dented AL—PD VESSW US SW Central Region 21190 Sedgwick 201107014730001 Sam Hernandez 7/21/11 8/11/11 Closed 1,000,000 600.00 0.00 600.00 damaged mailbox. AL—PD VESSW US SW Central Region 21190 Sedgwick 201110011800001 Shappena Nelson 10/20/11 5/1/12 Closed 1,000,000 15.00 0.00 15.00 Incident-Only. Veolia wants to deny tree branch damage to other party vehicle. AL—PD VESSW US SW Central Region 21190 Sedgwick 201111004120001 Monica Chen 11/8/11 1/31/12 Closed 1,000,000 2,303.32 0.00 2,303.32 2004 Saab hood and possible engine damage AL—PD VESSW US SW Central Region 21190 Sedgwick 201111007420001 Mary Clifford 11/10/11 Open 1,000,000 0.00 300.00 300.00 Mailbox damage and possible landscape. AL—PD VESSW US SW Central Region 21190 Sedgwick 201111007980001 Alyson Montemayoa 11/15/11 Open 1,000,000 15.00 1,510.00 1,525.00 1999 Malibu Chev right rear door and bumper AL—PD VESSW US SW Central Region 21190 Sedgwick 201112001080001 Ellen Brouwer 12/2/11 2/6/12 Closed 1,000,000 5,391.27 0.00 5,391.27 Dents to quarter panel, bumper damage, broken headlight. AL—PD VESSW US SW Central Region 21190 Sedgwick 201201008460001 Nora Vanham 1/16/12 3/22/12 Closed 1,000,000 15.45 0.00 15.45 Incident only. No damage to Veolia. AL—PD VESSW US SW Central Region 21190 Sedgwick 201205005910001 Ursula Bulgarelli 5/2/12 Open 1,000,000 0.00 600.00 600.00 Claimant replaced two front tires on vehicle. AL—PD VESSW US SW Central Region 21190 Sedgwick 201205020550001 Matt Jackson 5/15/12 Open 1,000,000 0.00 1,000.00 1,000.00 2000 Ram 1500 windshield hood AL—PD VESSW US SW Central Region 21200 Sedgwick 201112015970001 Todd Black 12/29/11 4/16/12 Closed 1,000,000 814.70 0.00 814.70 Cable line, 2 poles, meters on 2 homes. AL—PD VESSW US SW Central Region 21200 Sedgwick 201112015970002 City Of Albany 12/29/11 4/18/12 Closed 1,000,000 0.00 0.00 0.00 John Flager was doing residential pick up in the town of Albany, MO with J504118 AL—PD VESSW US SW Central Region 21200 Sedgwick 201112015970003 Connie Grace 12/29/11 4/16/12 Closed 1,000,000 0.00 0.00 0.00 John Flager was doing residential pick up in the town of Albany, MO with J504118 AL—PD VESSW US SW Central Region 21200 Sedgwick 201112015970004 James Snead 12/29/11 4/26/12 Closed 1,000,000 0.00 0.00 0.00 John Flager was doing residential pick up in the town of Albany, MO with J504118 AL—PD VESSW US SW Central Region 21200 Sedgwick 201112015970005 Mediacom 12/29/11 4/16/12 Closed 1,000,000 0.00 0.00 0.00 John Flager was doing residential pick up in the town of Albany, MO with J504118 AL—PD VESSW US SW Central Region 21200 Sedgwick 201201011110001 Diane Jackson 1/20/12 3/23/12 Closed 1,000,000 1,273.50 0.00 1,273.50 1993 Ford F150 passenger side AL—PD VESSW US SW Central Region 21200 Sedgwick 201201015550001 Workman Fencing Andconstruction 1/27/12 Open 1,000,000 0.00 500.00 500.00 Surface lot damage. AL—PD VESSW US SW Central Region 21200 Sedgwick B164670275000601 Ronnie Bain 12/29/11 5/1/12 Closed 1,000,000 0.00 0.00 0.00 Truch hit low wire. AL—PD VESSW US SW Central Region 21205 Sedgwick 201112003740001 Jamie Ann Wisner 12/8/11 Open 1,000,000 0.00 5,100.00 5,100.00 2007 Pontiac Grand AM front end damage. AL—PD VESSW US SW Central Region 21205 Sedgwick 201112011510001 Waste Management Company 12/21/11 3/21/12 Closed 1,000,000 11,928.50 0.00 11,928.50 I beam bent, door dented AL—PD VESSW US SW Central Region 21205 Sedgwick 201203015250001 Lindsey Ring 3/23/12 Open 1,000,000 0.00 1,500.00 1,500.00 2010 Chevrolet Cobalt—damage to left rear and bumper area AL—PD VESSW US SW Central Region 21205 Sedgwick 201205004190001 Al Foss 5/4/12 Open 1,000,000 2,569.00 181.00 2,750.00 garage overhang damage AL—PD VESSW US SW Central Region 21205 Sedgwick 201205016460001 Richard Thienes 5/24/12 Open 1,000,000 0.00 3,000.00 3,000.00 Damage to roof, eave, and soffit.

Solid Waste AL, GL, WC Claim List 7/1/09—5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL—PD VESSW US SW Central Region 21215 Sedgwick 201108000160001 Ameren Illinois 7/1/11 Open 1,000,000 0.00 2,000.00 2,000.00 Power pole cracked. Downed wire. AL—PD VESSW US SW Central Region 21215 Sedgwick 201108002070001 Manor Condos 8/2/11 10/31/11 Closed 1,000,000 0.00 0.00 0.00 Ruts have been dug into blacktop in front of container. AL—PD VESSW US SW Central Region 21215 Sedgwick 201108013670001 James Thomas 8/19/11 12/9/11 Closed 1,000,000 0.00 0.00 0.00 car scratches AL—PD VESSW US SW Central Region 21215 Sedgwick 201109014910001 Carrie Miller 9/26/11 12/30/11 Closed 1,000,000 0.00 0.00 0.00 House at line anchor. Car dent and scratch AL—PD VESSW US SW Central Region 21215 Sedgwick 201110003410001 Ameren Illinois 10/6/11 1/23/12 Closed 1,000,000 1,026.73 0.00 1,026.73 Telephone pole damage. AL—PD VESSW US SW Central Region 21215 Sedgwick 201110014040001 Consolidated Telephone 10/25/11 1/13/12 Closed 1,000,000 0.00 0.00 0.00 Phone line pulled. AL—PD VESSW US SW Central Region 21215 Sedgwick 201111004750001 Tnt Pizza 11/8/11 12/19/11 Closed 1,000,000 450.00 0.00 450.00 kitchen equipment AL—PD VESSW US SW Central Region 21215 Sedgwick 201204011710001 Candy Gordon 4/20/12 5/15/12 Closed 1,000,000 1,064.57 0.00 1,064.57 2006 Ford Taurus AL—PD VESSW US SW Central Region 21225 Sedgwick 201108000470001 Renese Johnson 7/29/11 9/7/11 Closed 1,000,000 2,186.03 0.00 2,186.03 2004 Ford FreeStar w/dented bumper, quarter panel and broken light. AL—PD VESSW US SW Central Region 21225 Sedgwick 201109014640001 Manuel Irizarry 9/26/11 12/19/11 Closed 1,000,000 1,602.00 0.00 1,602.00 2001 Buick Lacrosse Sedan—dent in the rear bumper AL—PD VESSW US SW Central Region 21225 Sedgwick 201110001230001 Tom Jakubik 7/27/11 6/1/12 Closed 1,000,000 732.00 0.00 732.00 parking lot damage. AL—PD VESSW US SW Central Region 21225 Sedgwick 201110001510001 Antonio Beltran 10/4/11 11/9/11 Closed 1,000,000 1,746.92 0.00 1,746.92 2007 Nissan Sentra front quarter panel and mirror AL—PD VESSW US SW Central Region 21225 Sedgwick 201110005360001 Wood Dale Station Condominium 10/10/11 3/6/12 Closed 1,000,000 1,999.63 0.00 1,999.63 Gate entry access device damaged. AL—PD VESSW US SW Central Region 21225 Sedgwick 201110007910001 Comed 10/14/11 Open 1,000,000 15.45 5,009.55 5,025.00 pole cracked AL—PD VESSW US SW Central Region 21225 Sedgwick 201110014140001 Cucina Paradiso 10/24/11 11/9/11 Closed 1,000,000 2,200.00 0.00 2,200.00 2 foot gouge to the brick and tuck pointing of the building wall AL—PD VESSW US SW Central Region 21225 Sedgwick 201110015740001 The Chicago Medicalsociety 10/27/11 2/10/12 Closed 1,000,000 850.00 0.00 850.00 Waste Management container and iron fence. AL—PD VESSW US SW Central Region 21225 Sedgwick 201111007930001 Dunkin Donuts 11/15/11 2/29/12 Closed 1,000,000 2,123.67 0.00 2,123.67 Cinder block enclosure wall damage. AL—PD VESSW US SW Central Region 21225 Sedgwick 201111011330001 Mark Walker 11/18/11 3/7/12 Closed 1,000,000 990.90 0.00 990.90 2007 Chevy 2007 truck front passenger quarter panel dented AL—PD VESSW US SW Central Region 21225 Sedgwick 201111014090001 Hortensia Corrillo 11/25/11 2/23/12 Closed 1,000,000 928.90 0.00 928.90 2007 Edge rear passenger quarter panel and light AL—PD VESSW US SW Central Region 21225 Sedgwick 201112005920001 Tames Krizka 12/12/11 2/7/12 Closed 1,000,000 15.45 0.00 15.45 clmt cited. 2001 Hyundai Sonata passenger side damage. AL—PD VESSW US SW Central Region 21225 Sedgwick 201112007700001 B & M 10/11/11 1/13/12 Closed 1,000,000 2,520.00 0.00 2,520.00 Metal overhang for sliding gate was damaged. AL—PD VESSW US SW Central Region 21225 Sedgwick 201201003920001 Midwest Fence Corporation 1/9/12 1/17/12 Closed 1,000,000 374.00 0.00 374.00 fence damage AL—PD VESSW US SW Central Region 21225 Sedgwick 201201008380001 Urszula Lekienia 1/16/12 Open 1,000,000 15.45 1,009.55 1,025.00 2007 Mazda driver’s side rear passenger door. AL—PD VESSW US SW Central Region 21225 Sedgwick 201201016150001 Roxanne Howarth 1/27/12 3/8/12 Closed 1,000,000 651.18 0.00 651.18 2000 Buick Century rear bumper scratch AL—PD VESSW US SW Central Region 21225 Sedgwick 201201016220001 Jack Lynch 1/27/12 2/8/12 Closed 1,000,000 836.09 0.00 836.09 mailbox damage AL—PD VESSW US SW Central Region 21225 Sedgwick 201202006490001 Ddr Deer Park Town Center, Llc 2/11/12 3/19/12 Closed 1,000,000 10,712.46 0.00 10,712.46 Light pole damage AL—PD VESSW US SW Central Region 21225 Sedgwick 201203012180001 Commonwealth Edisonco. 3/19/12 Open 1,000,000 15.45 8,509.55 8,525.00 Pole cracked. AL—PD VESSW US SW Central Region 21225 Sedgwick 201205002830001 G.a. Mavon & Co. 5/3/12 6/11/12 Closed 1,000,000 600.00 0.00 600.00 Box and asphalt damage. AL—PD VESSW US SW Central Region 21225 Sedgwick 201205012950001 Mattie Jones 5/19/12 Open 1,000,000 0.00 2,050.00 2,050.00 2006 Buick left side fender, bumper, hood AL—PD VESSW US SW Central Region 21225 Sedgwick 201205013610001 Robert Flutman 5/21/12 6/5/12 Closed 1,000,000 2,417.50 0.00 2,417.50 1994 Mercury Couar right front fender, door, hood AL—PD VESSW US SW Central Region 21225 Sedgwick 201205018510001 Speedway, Llc 5/25/12 Open 1,000,000 0.00 1,520.00 1,520.00 Creased fascia on the building. AL—PD VESSW US SW Central Region 21230 Sedgwick 201108003030001 George Henning 8/3/11 9/16/11 Closed 1,000,000 7,250.29 0.00 7,250.29 Minivan was not driveable from the scene. Front hood and grille damage. AL—PD VESSW US SW Central Region 21230 Sedgwick 201108009990001 At & T 8/12/11 12/13/11 Closed 1,000,000 15.00 0.00 15.00 Torn overhead lines AL—PD VESSW US SW Central Region 21230 Sedgwick 201108011560001 Classic Residence Byhyatt At The 8/15/11 10/6/11 Closed 1,000,000 2,515.10 0.00 2,515.10 heater damage AL—PD VESSW US SW Central Region 21230 Sedgwick 201109007160001 Comed 9/12/11 4/3/12 Closed 1,000,000 0.00 0.00 0.00 ComEd lines pulled and repaired. AL—PD VESSW US SW Central Region 21230 Sedgwick 201109015830001 James Schummer 9/22/11 11/14/11 Closed 1,000,000 636.91 0.00 636.91 1998 Pontiac Formula bumper and quarter panel AL—PD VESSW US SW Central Region 21230 Sedgwick 201109015860001 John Coletta 9/27/11 10/13/11 Closed 1,000,000 324.80 0.00 324.80 Jeep bumper damage AL—PD VESSW US SW Central Region 21230 Sedgwick 201110007100001 Judy Prueher 10/11/11 11/2/11 Closed 1,000,000 1,427.61 0.00 1,427.61 2010 Forestar Subaru rear bumper AL—PD VESSW US SW Central Region 21230 Sedgwick 201110008040001 Sandra Lind 10/11/11 3/30/12 Closed 1,000,000 3,588.88 0.00 3,588.88 2001 Ford Focus front bumper and hood AL—PD VESSW US SW Central Region 21230 Sedgwick 201112000280001 Douglas Waldman 11/22/11 12/19/11 Closed 1,000,000 630.84 0.00 630.84 Dents 2003 Chevy Suburban rear tailgate AL—PD VESSW US SW Central Region 21230 Sedgwick 201201004930001 United States Post Office 1/10/12 Open 1,000,000 0.00 5,800.00 5,800.00 dock area roof AL—PD VESSW US SW Central Region 21230 Sedgwick 201202004240001 Mcdonalds 1/27/12 4/12/12 Closed 1,000,000 1,511.96 0.00 1,511.96 McDonald’s drive thru sign. AL—PD VESSW US SW Central Region 21230 Sedgwick 201202011360001 One One One Taxi Llc 2/20/12 3/15/12 Closed 1,000,000 5,273.50 0.00 5,273.50 2006 Crown Victoria -rear end damage AL—PD VESSW US SW Central Region 21230 Sedgwick 201204000510001 James Burke 3/30/12 5/1/12 Closed 1,000,000 1,084.79 0.00 1,084.79 2000 Pontiac Bonneville back dent.

Solid Waste AL, GL, WC Claim List 7/1/09—5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL—PD VESSW US SW Central Region 21230 Sedgwick 201204014480001 Eva Feldman 4/24/12 5/1/12 Closed 1,000,000 804.00 0.00 804.00 Porcelain mailbox. AL—PD VESSW US SW Central Region 21230 Sedgwick 201205019240001 Gary Bregman 5/29/12 Open 1,000,000 0.00 1,025.00 1,025.00 Dented fender of landscape trailer. AL—PD VESSW US SW Central Region 21235 Sedgwick 201107009520001 Mark Logan 7/14/11 9/16/11 Closed 1,000,000 3,476.59 0.00 3,476.59 2001 Kia Sportage rear wheel & door dents AL—PD VESSW US SW Central Region 21235 Sedgwick 201109001230001 Target 9/1/11 9/30/11 Closed 1,000,000 1,208.44 0.00 1,208.44 Parking Lot—debris clean-up due to fire AL—PD VESSW US SW Central Region 21235 Sedgwick 201109003430001 Valley Roller 8/24/11 9/13/11 Closed 1,000,000 0.00 0.00 0.00 concrete walkway AL—PD VESSW US SW Central Region 21235 Sedgwick 201111004200001 John Denoyer 11/7/11 11/28/11 Closed 1,000,000 1,725.00 0.00 1,725.00 sign damage AL—PD VESSW US SW Central Region 21235 Sedgwick 201112001850001 Don Jeanty 12/5/11 1/5/12 Closed 1,000,000 842.94 0.00 842.94 1999 Oldsmobile body dent AL—PD VESSW US SW Central Region 21235 Sedgwick 201205005310001 Elmer Marx 5/7/12 5/21/12 Closed 1,000,000 725.00 0.00 725.00 Cracked trim board, cracked siding, and broken light fixture. AL—PD VESSW US SW Central Region 21245 Sedgwick 201107016710001 Rob Watson 7/19/11 8/22/11 Closed 1,000,000 150.00 0.00 150.00 Mailbox damage AL—PD VESSW US SW Central Region 21245 Sedgwick 201108008590001 Wanda Campbell 8/12/11 12/19/11 Closed 1,000,000 0.00 0.00 0.00 damage to residential buildings. AL—PD VESSW US SW Central Region 21245 Sedgwick 201108008590002 Shirley Peterson 8/12/11 10/17/11 Closed 1,000,000 0.00 0.00 0.00 Driver was servicing residential customers on Nob Hill Dr in Boonville, Mo. Nob AL—PD VESSW US SW Central Region 21245 Sedgwick 201108008590003 Ameren 8/12/11 11/29/11 Closed 1,000,000 0.00 0.00 0.00 Driver was servicing residential customers on Nob Hill Dr in Boonville, Mo. Nob AL—PD VESSW US SW Central Region 21245 Sedgwick 201108008590004 Cynthia Clark 8/12/11 10/17/11 Closed 1,000,000 0.00 0.00 0.00 Driver was servicing residential customers on Nob Hill Dr in Boonville, Mo. Nob AL—PD VESSW US SW Central Region 21245 Sedgwick 201110007790001 Connie Wilkinison 10/13/11 11/22/11 Closed 1,000,000 2,829.66 0.00 2,829.66 1994 Honda Accord AL—PD VESSW US SW Central Region 21245 Sedgwick 201112002820001 Autumn Crites 12/6/11 2/21/12 Closed 1,000,000 1,610.45 0.00 1,610.45 1992 Ford F150. AL—PD VESSW US SW Central Region 21245 Sedgwick 201112011090001 Terrence Lewis 12/21/11 Open 1,000,000 29.25 5,020.75 5,050.00 Dodge Stratus front end damage. AL—PD VESSW US SW Central Region 21245 Sedgwick 201201003030001 Shawn Sapp 12/27/11 5/11/12 Closed 1,000,000 951.10 0.00 951.10 yard ruts 42’ 6-8” deep. AL—PD VESSW US SW Central Region 21245 Sedgwick 201203017560001 Bright City Lights 3/27/12 Open 1,000,000 0.00 3,000.00 3,000.00 Steel beam and fascia. AL—PD VESSW US SW Central Region 21250 Sedgwick 201107012700001 Kirk’s Landscape 7/19/11 9/15/11 Closed 1,000,000 1,302.98 0.00 1,302.98 trailer damage AL—PD VESSW US SW Central Region 21250 Sedgwick 201111006350001 Dan Delatte 11/11/11 12/14/11 Closed 1,000,000 8,456.51 0.00 8,456.51 Corral gate and block wall damage. AL—PD VESSW US SW Central Region 21250 Sedgwick 201111015830001 Cerro Gordo Grade School 11/21/11 1/11/12 Closed 1,000,000 2,850.00 0.00 2,850.00 Gate and brick wall damage. AL—PD VESSW US SW Central Region 21250 Sedgwick 201201001630001 Whitney Miller 1/4/12 5/14/12 Closed 1,000,000 0.00 0.00 0.00 No damage to Veolia. Not at fault. AL—PD VESSW US SW Central Region 21275 Sedgwick 201202011920001 Daniel Karth 2/21/12 6/4/12 Closed 1,000,000 1,821.84 0.00 1,821.84 Buick Park Avenue rear window, right side. Veolia hub cap front. WIDOT signs. AL—PD VESSW US SW Central Region 21275 Sedgwick 201202011920002 Wisconsin Departmentof 2/21/12 6/6/12 Closed 1,000,000 202.69 0.00 202.69 Multiple damage to 1996 Buick Park Avenue; Veolia’s Transportation hubcab damaged; WIDOT damage AL—PD VESSW US SW Central Region 21280 Sedgwick 201107004060001 Village Of Lake Hallie 7/7/11 8/11/11 Closed 1,000,000 218.40 0.00 218.40 fire hydrant damage AL—PD VESSW US SW Central Region 21280 Sedgwick 201107004140001 James Mosel 7/7/11 11/23/11 Closed 1,000,000 280.00 0.00 280.00 Garage door damage. AL—PD VESSW US SW Central Region 21280 Sedgwick 201107006460001 Pomps Tire Service 7/11/11 8/22/11 Closed 1,000,000 0.00 0.00 0.00 posts and mailbox. AL—PD VESSW US SW Central Region 21280 Sedgwick 201108010010001 Larry Wertz 8/12/11 8/19/11 Closed 1,000,000 0.00 0.00 0.00 driver was backing up to dumpster and ran over electric toy tractor AL—PD VESSW US SW Central Region 21280 Sedgwick 201108010630001 Xcel Energy 8/15/11 5/8/12 Closed 1,000,000 3,225.42 0.00 3,225.42 Power pole AL—PD VESSW US SW Central Region 21280 Sedgwick 201108010630002 At&t 8/15/11 Open 1,000,000 0.00 2,100.00 2,100.00 Driver was backing up in ally and hit a Exel energy power pole. AL—PD VESSW US SW Central Region 21280 Sedgwick 201109014660001 Piltz Glass 9/23/11 12/13/11 Closed 1,000,000 600.00 0.00 600.00 Steel siding damage AL—PD VESSW US SW Central Region 21280 Sedgwick 201110014940001 Doug Noskowiak 10/26/11 12/6/11 Closed 1,000,000 226.28 0.00 226.28 Damage to windshield from debris from 3 yd container. AL—PD VESSW US SW Central Region 21280 Sedgwick 201112007280001 Rick Fitchett 12/14/11 2/16/12 Closed 1,000,000 4,472.53 0.00 4,472.53 Veolia’s driver turned into claimant’s 2005 Kia Optima causing damage. AL—PD VESSW US SW Central Region 21280 Sedgwick 201204011190001 Berry Plastics 4/18/12 4/26/12 Closed 1,000,000 0.00 0.00 0.00 Hydraulic compactor pipe on unit. AL—PD VESSW US SW Central Region 21280 Sedgwick 201205000120001 Thomas Sterling 4/30/12 Open 1,000,000 1,008.27 191.73 1,200.00 2004 Chrysler Town & Country front bumper AL—PD VESSW US SW Central Region 21280 Sedgwick 201205009220001 Lynette Thompson 5/14/12 Open 1,000,000 0.00 2,000.00 2,000.00 2003 Saturn Vue dent tailgate AL—PD VESSW US SW Central Region 21300 Sedgwick 201108010000001 Save-a-center 7/21/11 8/26/11 Closed 1,000,000 364.87 0.00 364.87 Damage to chute for compactor AL—PD VESSW US SW Central Region 21300 Sedgwick 201109004440001 Unknown 9/8/11 9/15/11 Closed 1,000,000 0.00 0.00 0.00 mailbox damaged. AL—PD VESSW US SW Central Region 21300 Sedgwick 201109010630001 Wildwood Apartmentsii Llc 9/19/11 12/19/11 Closed 1,000,000 742.25 0.00 742.25 overhead garage door and garage. AL—PD VESSW US SW Central Region 21300 Sedgwick 201109010630002 Barbara Madden 9/19/11 12/19/11 Closed 1,000,000 60.00 0.00 60.00 OUR TRUCK ROLLED INTO A GARAGE. AL—PD VESSW US SW Central Region 21300 Sedgwick 201109013780001 Joe Golden 9/23/11 12/30/11 Closed 1,000,000 0.00 0.00 0.00 phone line torn AL—PD VESSW US SW Central Region 21300 Sedgwick 201110008250001 Angela & Nathan Baum 10/14/11 11/30/11 Closed 1,000,000 0.00 0.00 0.00 scratched concrete driveway AL—PD VESSW US SW Central Region 21300 Sedgwick 201110009610001 Bruce Hansen 10/17/11 11/23/11 Closed 1,000,000 0.00 0.00 0.00 Electrical line torn down.

Solid Waste AL, GL, WC Claim List 7/1/09—5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL—PD VESSW US SW Central Region 21300 Sedgwick 201110013680001 Joe Rockgen 10/24/11 10/26/11 Closed 1,000,000 0.00 0.00 0.00 mailbox damage AL—PD VESSW US SW Central Region 21300 Sedgwick 201110016790001 Ryan Rittenhouse 10/31/11 1/5/12 Closed 1,000,000 0.00 0.00 0.00 2001 Ford Ranger XLT driver side mirror AL—PD VESSW US SW Central Region 21300 Sedgwick 201201011150001 Mann Bros., Inc. 1/18/12 2/1/12 Closed 1,000,000 71.85 0.00 71.85 2006 Ford F250 driver side tail light. AL—PD VESSW US SW Central Region 21300 Sedgwick 201201011230001 Michael Warner 1/17/12 2/27/12 Closed 1,000,000 3,522.75 0.00 3,522.75 2011 Chevy Silverado Pick up. AL—PD VESSW US SW Central Region 21300 Sedgwick 201201011230002 Village Of Bloomfield 1/17/12 3/7/12 Closed 50,000 100.00 0.00 100.00 Damage to post owned by Town of Bloomfield. AL—PD VESSW US SW Central Region 21300 Sedgwick 201202006770001 Barbara Vanderhoef 2/9/12 2/29/12 Closed 1,000,000 116.00 0.00 116.00 mailbox damage AL—PD VESSW US SW Central Region 21300 Sedgwick 201202015720001 Albert Krause 2/22/12 3/12/12 Closed 1,000,000 5,412.97 0.00 5,412.97 2003 Cadillac deville driver’s side. AL—PD VESSW US SW Central Region 21300 Sedgwick 201203007190001 Amber Garrity 3/12/12 Open 1,000,000 513.30 3,511.70 4,025.00 2010 Toyota Corolla—Extensive front end damage AL—PD VESSW US SW Central Region 21305 Sedgwick 201107016130001 E&g Trucking 7/25/11 3/30/12 Closed 1,000,000 40.00 0.00 40.00 subrogation. Damage to Veolia unit from other unit. AL—PD VESSW US SW Central Region 21305 Sedgwick 201108005440001 Cathy Burback 8/8/11 10/11/11 Closed 1,000,000 977.76 0.00 977.76 2002 Ford Escape. Dents and scraped paint on driver’s side door only. AL—PD VESSW US SW Central Region 21305 Sedgwick 201109002890001 Wisconsin Public Service 9/3/11 12/19/11 Closed 1,000,000 182.84 0.00 182.84 Overhead wire damage AL—PD VESSW US SW Central Region 21305 Sedgwick 201112000360001 Chris Brezinski 12/1/11 Open 1,000,000 0.00 300.00 300.00 1996 Pontiac Grand AM dented. AL—PD VESSW US SW Central Region 21305 Sedgwick 201112011890001 Wisconsin Public Service 12/22/11 1/20/12 Closed 1,000,000 1,833.79 0.00 1,833.79 Telephone pole damage. AL—PD VESSW US SW Central Region 21305 Sedgwick 201201014560001 Fox Newtwork Engineering And 1/26/12 3/19/12 Closed 1,000,000 13,672.72 0.00 13,672.72 Satellite dish dented. AL—PD VESSW US SW Central Region 21305 Sedgwick 201202012720002 Widot Damage Claims 2/18/12 5/15/12 Closed 1,000,000 72.65 0.00 72.65 ACCESS PANEL FELL OFF OF A CUSTOMER OWNED CONTAINER THAT WE SERVICE WHILE RETURN AL—PD VESSW US SW Central Region 21310 Sedgwick 201108008950001 John Houdek 8/11/11 8/22/11 Closed 1,000,000 443.94 0.00 443.94 parked van damage AL—PD VESSW US SW Central Region 21310 Sedgwick 201108015330001 Ricky Shi 8/23/11 Open 1,000,000 442.38 5,000.62 5,443.00 Dumpster coral damage AL—PD VESSW US SW Central Region 21310 Sedgwick 201108020650001 Village Of Big Bend 8/30/11 9/19/11 Closed 1,000,000 1,936.70 0.00 1,936.70 Truck fire—damage to parking lot AL—PD VESSW US SW Central Region 21310 Sedgwick 201109011820001 Sean Dunn 9/20/11 11/9/11 Closed 1,000,000 1,454.43 0.00 1,454.43 2000 Jeep Grand Cherokee rear end damage AL—PD VESSW US SW Central Region 21310 Sedgwick 201109012640001 Curry Caldwell 9/19/11 1/4/12 Closed 1,000,000 0.00 0.00 0.00 2011 Yukon Denali driver side mirror damage. AL—PD VESSW US SW Central Region 21310 Sedgwick 201110002950001 Stephanie Sulla 10/5/11 11/7/11 Closed 1,000,000 1,013.79 0.00 1,013.79 2001 Bonneville sedan trunk damage AL—PD VESSW US SW Central Region 21310 Sedgwick 201110005590001 Aaron Matz 10/10/11 10/18/11 Closed 1,000,000 935.69 0.00 935.69 1997 Silverado pick up truck bed panel AL—PD VESSW US SW Central Region 21310 Sedgwick 201110008150001 Waukesha County Highway 10/13/11 3/20/12 Closed 1,000,000 171.75 0.00 171.75 Sign damage. AL—PD VESSW US SW Central Region 21310 Sedgwick 201110009170001 Stacy Baker 10/17/11 11/17/11 Closed 1,000,000 280.00 0.00 280.00 2001 Cavalier scratch rear bumper AL—PD VESSW US SW Central Region 21310 Sedgwick 201110009410001 Amy Carriveau 10/17/11 2/10/12 Closed 1,000,000 3,309.17 0.00 3,309.17 1999 Town and Country mini van—damage to passenger side AL—PD VESSW US SW Central Region 21310 Sedgwick 201111011190001 John Kozlosky 11/18/11 1/5/12 Closed 1,000,000 0.00 0.00 0.00 2005 Dodge SUV. door dented AL—PD VESSW US SW Central Region 21310 Sedgwick 201112005840001 Nova Medical Partners Inc. 12/12/11 1/31/12 Closed 1,000,000 4,200.00 0.00 4,200.00 Light pole. AL—PD VESSW US SW Central Region 21310 Sedgwick 201112014980001 Shirley Zyniecki 12/28/11 5/3/12 Closed 1,000,000 2,432.86 0.00 2,432.86 2004 Lexus hood and windshield wiper device AL—PD VESSW US SW Central Region 21310 Sedgwick 201201016920001 Brandon Boehmke 1/31/12 2/17/12 Closed 1,000,000 1,995.03 0.00 1,995.03 2006 Civic Sedan rear driver side quarter panel & bumper AL—PD VESSW US SW Central Region 21310 Sedgwick 201202007140001 Eileen Van Horn 2/13/12 3/30/12 Closed 1,000,000 3,785.66 0.00 3,785.66 1996 Toyota Camry passenger side front and bumper. AL—PD VESSW US SW Central Region 21310 Sedgwick 201203004900001 Vera Klein 3/5/12 3/21/12 Closed 1,000,000 0.00 0.00 0.00 1993 Mitsubishi Diamonte passenger side quarter panel. AL—PD VESSW US SW Central Region 21310 Sedgwick 201203010140001 Donna Wegener 3/15/12 3/21/12 Closed 1,000,000 50.00 0.00 50.00 Mailbox damage. AL—PD VESSW US SW Central Region 21310 Sedgwick 201205000310001 Susan Drout 4/30/12 6/1/12 Closed 1,000,000 805.83 0.00 805.83 2008 Pontiac bumper AL—PD VESSW US SW Central Region 21310 Sedgwick 201205016560001 Jennifer Ford 5/24/12 6/7/12 Closed 1,000,000 1,361.43 0.00 1,361.43 2009 Chevy Trailblazer bumper damage. AL—PD VESSW US SW Central Region 21315 Sedgwick 201108006890001 Dawn Borchardt 8/9/11 10/6/11 Closed 1,000,000 1,503.11 0.00 1,503.11 2000 Ford Windstar tailgate bumper damage AL—PD VESSW US SW Central Region 21315 Sedgwick 201108014560001 Zwieg’s Grill 8/17/11 9/9/11 Closed 1,000,000 1,650.00 0.00 1,650.00 overhead cable and potential building damage AL—PD VESSW US SW Central Region 21315 Sedgwick 201108015110001 Justin Sarg 8/23/11 9/15/11 Closed 1,000,000 3,924.16 0.00 3,924.16 2003 PT Cruiser oil pan damage, tramission damage AL—PD VESSW US SW Central Region 21315 Sedgwick 201110016460001 Culvers 10/28/11 12/27/11 Closed 1,000,000 1,314.15 0.00 1,314.15 Light pole damage AL—PD VESSW US SW Central Region 21315 Sedgwick 201201014590001 We Energies 1/25/12 3/23/12 Closed 1,000,000 1,553.21 0.00 1,553.21 light pole AL—PD VESSW US SW Central Region 21315 Sedgwick 201204005670001 Frank Vitucci 4/5/12 4/27/12 Closed 1,000,000 925.00 0.00 925.00 Damage to corner of garage and roof. AL—PD VESSW US SW Central Region 21334 Sedgwick 201108018230001 Rachel Nicksic 8/26/11 9/19/11 Closed 1,000,000 540.45 0.00 540.45 2007 Dodge Caliper bumper scratched. AL—PD VESSW US SW Central Region 21334 Sedgwick 201108019290001 Dan Keller 8/29/11 10/13/11 Closed 1,000,000 3,100.00 0.00 3,100.00 fence damage AL—PD VESSW US SW Central Region 21334 Sedgwick 201109013910001 Ken Brattlie 9/22/11 11/18/11 Closed 1,000,000 754.74 0.00 754.74 Electric wire pulled.

Solid Waste AL, GL, WC Claim List 7/1/09—5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL—PD VESSW US SW Central Region 21334 Sedgwick 201110008970001 Barbara Danhouser 9/26/11 5/1/12 Closed 1,000,000 500.00 0.00 500.00 Trim and rain gutter damage. AL—PD VESSW US SW Central Region 21334 Sedgwick 201110013810001 The Depot Apartments 10/24/11 11/9/11 Closed 1,000,000 983.50 0.00 983.50 water faucet AL—PD VESSW US SW Central Region 21334 Sedgwick 201111013360001 Waunakee Furniture 11/23/11 5/3/12 Closed 1,000,000 5,801.48 0.00 5,801.48 Overhang soffit damage. AL—PD VESSW US SW Central Region 21334 Sedgwick 201201007490001 Brian Swedlund 1/12/12 2/7/12 Closed 1,000,000 1,852.23 0.00 1,852.23 200 Ford Ranger right side box damage AL—PD VESSW US SW Central Region 21334 Sedgwick 201201008930001 Village Mobil Inc 1/16/12 4/12/12 Closed 1,000,000 20,584.74 0.00 20,584.74 gas pump damaged AL—PD VESSW US SW Central Region 21334 Sedgwick 201201012920001 Ripple Management 1/23/12 3/14/12 Closed 1,000,000 490.00 0.00 490.00 Chain-link fence damage. AL—PD VESSW US SW Central Region 21334 Sedgwick 201202012230001 Juene Cleaveland 2/21/12 4/2/12 Closed 1,000,000 2,551.59 0.00 2,551.59 Chevy Venture van passenger side door and rear quarter panel AL—PD VESSW US SW Central Region 21334 Sedgwick 201203008000001 Kevin Czappa 3/13/12 Open 1,000,000 346.96 3,153.04 3,500.00 Cracked concrete. AL—PD VESSW US SW Central Region 21334 Sedgwick 201203017010001 Steve Brown Apartments 3/27/12 4/16/12 Closed 1,000,000 519.37 0.00 519.37 4 retaining walls collapsed AL—PD VESSW US SW Central Region 21334 Sedgwick 201204010920001 Cheryl Scott 4/18/12 6/6/12 Closed 1,000,000 4,972.54 0.00 4,972.54 2007 Honda Accord—damage to the p/s front fender, hood, and windshield AL—PD VESSW US SW Central Region 21334 Sedgwick 201205004170001 Sandra Alamilla 5/4/12 Open 1,000,000 1,138.29 361.71 1,500.00 2002 Honda front passenger side AL—PD VESSW US SW Central Region 21334 Sedgwick 201205013950001 Sand County Contracting 5/21/12 Open 1,000,000 0.00 2,525.00 2,525.00 2000 Chevy cargo van passenger side rear. AL—PD VESSW US SW Central Region 21335 Sedgwick 201111015070001 Bill Sperling 11/28/11 12/12/11 Closed 1,000,000 595.00 0.00 595.00 Corner of eve on building. AL—PD VESSW US SW Central Region 21335 Sedgwick 201203015620001 Xcel Energy 3/23/12 6/12/12 Closed 1,000,000 3,831.98 0.00 3,831.98 Wire down, 1 telephone pole leaning, one telephone pole snapped off. AL—PD VESSW US SW Central Region 21350 Sedgwick 201107003370001 Friends Of Housing Corp. 7/6/11 7/13/11 Closed 1,000,000 0.00 0.00 0.00 2 sections of sidewalk damaged. AL—PD VESSW US SW Central Region 21350 Sedgwick 201107010030001 Dienne Tuckwell 7/15/11 2/10/12 Closed 1,000,000 0.00 0.00 0.00 Wire & siding damaged. AL—PD VESSW US SW Central Region 21350 Sedgwick 201108014050001 City Of Greenfield 8/19/11 9/23/11 Closed 1,000,000 1,373.97 0.00 1,373.97 City guard rail and support post damage AL—PD VESSW US SW Central Region 21350 Sedgwick 201108021050001 Mike Ringwood 8/31/11 10/27/11 Closed 1,000,000 0.00 0.00 0.00 2003 Chevrolet Silverado—windshield damage AL—PD VESSW US SW Central Region 21350 Sedgwick 201109007960001 Peter Grimes 9/13/11 11/23/11 Closed 1,000,000 0.00 0.00 0.00 drive rut damage AL—PD VESSW US SW Central Region 21350 Sedgwick 201109011950001 Matt Anderson 9/13/11 10/18/11 Closed 1,000,000 420.00 0.00 420.00 Gutter damage. AL—PD VESSW US SW Central Region 21350 Sedgwick 201109016900001 Ben Robers 9/22/11 12/9/11 Closed 1,000,000 0.00 0.00 0.00 1998 Ford E 350 window damage. AL—PD VESSW US SW Central Region 21350 Sedgwick 201110000640001 Trinity Lutheran Church 9/29/11 10/27/11 Closed 1,000,000 2,000.00 0.00 2,000.00 roof line AL—PD VESSW US SW Central Region 21350 Sedgwick 201110006210001 Dan Nicholason 10/11/11 10/31/11 Closed 1,000,000 775.00 0.00 775.00 asphalt damage AL—PD VESSW US SW Central Region 21350 Sedgwick 201112005550001 Theresa Uttech 12/9/11 1/4/12 Closed 1,000,000 682.49 0.00 682.49 2012 Mazda scratches at passenger side door. AL—PD VESSW US SW Central Region 21350 Sedgwick 201112009830001 Denise Carter 12/16/11 2/28/12 Closed 1,000,000 0.00 0.00 0.00 Windshield damage. AL—PD VESSW US SW Central Region 21350 Sedgwick 201112015120001 Wayne Lohn 12/29/11 1/31/12 Closed 1,000,000 124.69 0.00 124.69 4 mailboxes on post AL—PD VESSW US SW Central Region 21350 Sedgwick 201112015790001 Bg Lein Management 12/27/11 Open 1,000,000 0.00 2,000.00 2,000.00 driveway damage over time. AL—PD VESSW US SW Central Region 21350 Sedgwick 201201000870001 Aurora Health Care 1/2/12 3/16/12 Closed 1,000,000 1,040.00 0.00 1,040.00 Right corral gate damage. AL—PD VESSW US SW Central Region 21350 Sedgwick 201201006780001 Gary Rozanske 1/9/12 Open 1,000,000 0.00 500.00 500.00 Window damage. AL—PD VESSW US SW Central Region 21350 Sedgwick 201201009140001 City Of Milwaukee Dpw 1/17/12 3/15/12 Closed 1,000,000 1,724.35 0.00 1,724.35 city light pole. AL—PD VESSW US SW Central Region 21350 Sedgwick 201202001850001 Rivercrest Condominium 2/3/12 3/8/12 Closed 1,000,000 1,442.00 0.00 1,442.00 balcony damage AL—PD VESSW US SW Central Region 21350 Sedgwick 201203009240001 George Peterson 3/15/12 Open 1,000,000 1,721.43 463.57 2,185.00 1997 Buick bumper torn down. AL—PD VESSW US SW Central Region 21350 Sedgwick 201204007540001 Sustainable Properties 4/12/12 4/27/12 Closed 1,000,000 500.00 0.00 500.00 Siding punctured. AL—PD VESSW US SW Central Region 21350 Sedgwick 201204010940001 Pete Kopczynski 4/18/12 Open 1,000,000 0.00 1,000.00 1,000.00 Windshield and hood damage. AL—PD VESSW US SW Central Region 21350 Sedgwick 201204010980001 Milwaukee County Transit System 4/18/12 5/18/12 Closed 1,000,000 733.00 0.00 733.00 Brick wall damage. AL—PD VESSW US SW Central Region 21350 Sedgwick 201204015490001 Kjell Erlandsson 4/26/12 Open 1,000,000 0.00 2,000.00 2,000.00 2003 Volvo Sedan dent passenger side. AL—PD VESSW US SW Central Region 21350 Sedgwick 201205001670001 Christy Mcgee 5/2/12 Open 1,000,000 351.40 2,548.60 2,900.00 2001 Pontiac Grand Prix driver door, fender, bumper AL—PD VESSW US SW Central Region 21350 Sedgwick 201205007650001 Sister Linda Mcclenahan 5/11/12 Open 1,000,000 0.00 7,500.00 7,500.00 Veolia bent front bumper. Toyota Prius passenger side door. AL—PD VESSW US SW Central Region 21350 Sedgwick 201205016760001 Blankstein Enterprises, Inc. 5/24/12 Open 1,000,000 0.00 1,500.00 1,500.00 Gutter pulled away from building. AL—PD VESSW US SW Central Region 21360 Sedgwick 201111015790001 Badgerland Express 11/30/11 12/12/11 Closed 1,000,000 0.00 0.00 0.00 3rd party compactor trailer AL—PD VESSW US SW Central Region 21360 Sedgwick 201201013100001 North Star Lodge 1/24/12 2/23/12 Closed 1,000,000 3,430.28 0.00 3,430.28 Power line torn from building. AL—PD VESSW US SW Central Region 21375 Sedgwick 201108016980001 David Hall 8/24/11 9/19/11 Closed 1,000,000 1,255.18 0.00 1,255.18 2007 Harley Davidson Motorcycle—dents and scrapes AL—PD VESSW US SW Central Region 21375 Sedgwick 201111007630001 Ethan Butler 11/14/11 1/27/12 Closed 1,000,000 1,275.70 0.00 1,275.70 2000 Dodge Neon front fender dented AL—PD VESSW US SW Central Region 21375 Sedgwick 201111009280001 Ina Jones 11/16/11 12/27/11 Closed 1,000,000 375.32 0.00 375.32 2001 F250 pick up right mirror and front hubcap AL—PD VESSW US SW Central Region 21375 Sedgwick 201112004320001 Willa Goers 12/8/11 12/21/11 Closed 1,000,000 2,438.50 0.00 2,438.50 1990 Lumina trunk, tail light, right rear fender

Solid Waste AL, GL, WC Claim List 7/1/09—5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL—PD VESSW US SW Central Region 21375 Sedgwick 201112010320001 Ameren Ue 12/16/11 2/2/12 Closed 1,000,000 641.25 0.00 641.25 Power pole connection at top came lose. Power outtage occurred. AL—PD VESSW US SW Central Region 21375 Sedgwick 201112010320002 Seth Shumaker 12/16/11 3/19/12 Closed 1,000,000 1,205.55 0.00 1,205.55 EE stated that he was south bound on Olive St. and was making a right turn onto AL—PD VESSW US SW Central Region 21375 Sedgwick 201112013250001 Sam Brand 12/22/11 4/12/12 Closed 1,000,000 0.00 0.00 0.00 concrete damage AL—PD VESSW US SW Central Region 21375 Sedgwick 201202007130001 Howard County Sheriff’s 2/13/12 2/29/12 Closed 1,000,000 1,121.40 0.00 1,121.40 3” scratch at driver side wheel and broken plastic hub cap Department AL—PD VESSW US SW Central Region 21375 Sedgwick 201202008190001 Kirksville Housing Authority 2/14/12 6/4/12 Closed 1,000,000 270.00 0.00 270.00 Vinyl fence AL—PD VESSW US SW Central Region 21375 Sedgwick 201202008270001 Weaver Holdings 2/14/12 Open 1,000,000 0.00 800.00 800.00 concrete blocks and corral AL—PD VESSW US SW Central Region 21375 Sedgwick 201204002810001 Brookfield R-111 School District 4/5/12 4/13/12 Closed 1,000,000 0.00 0.00 0.00 Fence damage. AL—PD VESSW US SW Central Region 21375 Sedgwick 201204010230001 Jerald Snyder 4/17/12 Open 1,000,000 0.00 1,525.00 1,525.00 Power line pulled AL—PD VESSW US SW Central Region 21375 Sedgwick 201205013170001 Daniel Nixon 5/18/12 Open 1,000,000 0.00 500.00 500.00 wood door in metal damaged AL—PD VESSW US SW Central Region 21380 Sedgwick 201108013460001 Jan Huebner 8/19/11 9/21/11 Closed 1,000,000 3,250.04 0.00 3,250.04 Rear end collision to claimant’s 2002 Saturn SL. Rear damage including trunk. AL—PD VESSW US SW Central Region 21390 Sedgwick 201107011920001 Express Personell Services 7/19/11 9/2/11 Closed 1,000,000 900.00 0.00 900.00 Dented siding AL—PD VESSW US SW Central Region 21390 Sedgwick 201108003060001 Ray-mar Motel 8/3/11 10/6/11 Closed 1,000,000 1,050.00 0.00 1,050.00 Veolia driver hit corner of building, taking down numerous bricks. AL—PD VESSW US SW Central Region 21390 Sedgwick 201110009620001 Rebecca Nash 10/17/11 11/18/11 Closed 1,000,000 1,641.00 0.00 1,641.00 garage damage AL—PD VESSW US SW Central Region 21390 Sedgwick 201111011900001 Cierra Walker 11/21/11 1/6/12 Closed 1,000,000 2,375.50 0.00 2,375.50 1997 Pontiac Grand Am driver’s side AL—PD VESSW US SW Central Region 21390 Sedgwick 201112006270001 Deanna Malesky 12/9/11 2/3/12 Closed 1,000,000 2,869.35 0.00 2,869.35 1998 Chevy Truck— damage to left side rearview mirror, door, fender AL—PD VESSW US SW Central Region 21390 Sedgwick 201201013130001 Thomas Andrew Katnis 1/10/12 2/17/12 Closed 1,000,000 1,081.91 0.00 1,081.91 2005 Kia Optima—dent in rear passenger door AL—PD VESSW US SW Central Region 21390 Sedgwick 201203002770001 Minnesota School Ofbusiness 3/5/12 Open 1,000,000 0.00 5,000.00 5,000.00 light pole damage AL—PD VESSW US SW Central Region 21390 Sedgwick 201204003860001 Courtney Zinter 4/6/12 Open 1,000,000 446.16 15,053.84 15,500.00 Damage to 2010 Ford Focus and 2004 Chevy Impala. AL—PD VESSW US SW Central Region 21390 Sedgwick 201204003860003 Wilhemia Olivier 4/6/12 Open 1,000,000 944.76 55.24 1,000.00 Veolia driver ran into car ahead of him that stopped at stoplight. That car was AL—PD VESSW US SW Central Region 21390 Sedgwick 201205015820001 Martial Arts Fitnesscenter 5/23/12 Open 1,000,000 850.00 0.00 850.00 Lighting Bracket—damaged on sign AL—PD VESSW US SW Central Region 21390 Sedgwick 201205015820002 Rochester Public Utilities 5/23/12 Open 1,000,000 0.00 5,000.00 5,000.00 Utility Pole—broken off base AL—PD VESSW US SW Central Region 21395 Sedgwick 201108003040001 Brent Wentland 7/29/11 2/21/12 Closed 1,000,000 0.00 0.00 0.00 Slight dents on customer’s garage door. AL—PD VESSW US SW Central Region 21395 Sedgwick 201108014170001 Royce Garrett 8/12/11 9/7/11 Closed 1,000,000 1,703.14 0.00 1,703.14 Hydraulic oil spill on driveway and lawn. AL—PD VESSW US SW Central Region 21395 Sedgwick 201108017410001 Leopoldo De La Rosa 8/25/11 12/19/11 Closed 1,000,000 300.00 0.00 300.00 concrete damage AL—PD VESSW US SW Central Region 21395 Sedgwick 201108017910001 Betheny Knight 8/23/11 10/11/11 Closed 1,000,000 6,118.38 0.00 6,118.38 2007 ford Fusion passenger side AL—PD VESSW US SW Central Region 21395 Sedgwick 201110002800001 Andrea Clay 10/6/11 Open 1,000,000 0.00 2,150.00 2,150.00 windshield damage AL—PD VESSW US SW Central Region 21395 Sedgwick 201110012040001 Window World 10/20/11 1/16/12 Closed 1,000,000 7,587.75 0.00 7,587.75 local business affected and utility. AL—PD VESSW US SW Central Region 21395 Sedgwick 201110012040002 Trina Miller 10/20/11 1/11/12 Closed 1,000,000 400.00 0.00 400.00 DRIVER WAS UNLOADING A ROLL-OFF BOX AND WHEN HE PULLED FORWARD THE RAILS HIT TE AL—PD VESSW US SW Central Region 21395 Sedgwick 201110012040003 At&t 10/20/11 12/13/11 Closed 1,000,000 465.10 0.00 465.10 DRIVER WAS UNLOADING A ROLL-OFF BOX AND WHEN HE PULLED FORWARD THE RAILS HIT TE AL—PD VESSW US SW Central Region 21395 Sedgwick 201110016770001 George Wolf 10/13/11 5/23/12 Closed 1,000,000 0.00 0.00 0.00 Depressions in blacktop. AL—PD VESSW US SW Central Region 21395 Sedgwick 201111005700001 Rosa Garcia 11/9/11 3/6/12 Closed 1,000,000 1,038.00 0.00 1,038.00 1993 coachman van front bumper, signal, fender. AL—PD VESSW US SW Central Region 21395 Sedgwick 201201012880001 Olsson Roofing 1/18/12 3/5/12 Closed 1,000,000 205.00 0.00 205.00 Broken window. AL—PD VESSW US SW Central Region 21395 Sedgwick 201202006140001 Christina Van Garsse 2/9/12 6/11/12 Closed 1,000,000 157.40 0.00 157.40 1995 thunderbird left rear tail light. AL—PD VESSW US SW Central Region 21395 Sedgwick 201202014880001 H. James Patterson 2/24/12 Open 1,000,000 413.02 9,586.98 10,000.00 2005 Ford Escape—Extensive damage to front end— totaled AL—PD VESSW US SW Central Region 21395 Sedgwick 201204002760001 Global Display Solutions 4/2/12 4/17/12 Closed 1,000,000 1,358.00 0.00 1,358.00 Dust collector damage. AL—PD VESSW US SW Central Region 21395 Sedgwick 201205007420001 Basem Murad 5/10/12 5/17/12 Closed 1,000,000 0.00 0.00 0.00 electric line pulled from building. AL—PD VESSW US SW Central Region 21395 Sedgwick 201205007420002 Comed 5/10/12 Open 1,000,000 0.00 1,000.00 1,000.00 COMMERICIAL F/L DRIVER SERVICING A CONTAINER AND HIT OVERHEAD ELECTRIC WIRE AND AL—PD VESSW US SW Central Region 21405 Sedgwick 201110008870001 City Of Sheboygan 10/14/11 12/22/11 Closed 1,000,000 1,196.00 0.00 1,196.00 Gate blew into truck. AL—PD VESSW US SW Central Region 21405 Sedgwick 201111009270001 Time Warner Cable 11/16/11 1/31/12 Closed 1,000,000 0.00 0.00 0.00 overhead wires AL—PD VESSW US SW Central Region 21405 Sedgwick 201111014410001 Sheboygan Waste Material 11/28/11 12/19/11 Closed 1,000,000 0.00 0.00 0.00 Damaged I beam AL—PD VESSW US SW Central Region 21405 Sedgwick 201204008660001 Scott Kaye 4/13/12 5/11/12 Closed 1,000,000 711.39 0.00 711.39 2005 Honda Element

Solid Waste AL, GL, WC Claim List 7/1/09—5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL—PD VESSW US SW Central Region 21405 Sedgwick 201205014870001 Fed Ex Freight 5/22/12 Open 1,000,000 0.00 2,000.00 2,000.00 overhang damage AL—PD VESSW US SW Central Region 21425 Sedgwick 201109006550001 Uw-parkside 9/12/11 11/18/11 Closed 1,000,000 2,333.42 0.00 2,333.42 Light pole knocked over. AL—PD VESSW US SW Central Region 21425 Sedgwick 201111000260001 The Pillow Factory 10/31/11 11/18/11 Closed 1,000,000 895.00 0.00 895.00 overhead door damage AL—PD VESSW US SW Central Region 21425 Sedgwick 201111012990001 Israel Rosado 10/24/11 5/16/12 Closed 1,000,000 0.00 0.00 0.00 Driveway ruts. AL—PD VESSW US SW Central Region 21425 Sedgwick 201111014480001 Randy Kalberg 11/25/11 12/30/11 Closed 1,000,000 1,271.64 0.00 1,271.64 basketball hoop damage AL—PD VESSW US SW Central Region 21425 Sedgwick 201112003080001 City Of North Chicago 12/6/11 5/21/12 Closed 1,000,000 694.86 0.00 694.86 Bumper marks GMC Sierra front bumper AL—PD VESSW US SW Central Region 21425 Sedgwick 201112006000001 Wagener Equities 12/12/11 3/21/12 Closed 1,000,000 4,425.39 0.00 4,425.39 overhead door/building damage AL—PD VESSW US SW Central Region 21425 Sedgwick 201202016540001 Dominicks 2/29/12 Open 1,000,000 0.00 11,800.00 11,800.00 Light pole damage. AL—PD VESSW US SW Central Region 21425 Sedgwick 201204005910001 Jessica Wence 4/10/12 Open 1,000,000 2,872.32 252.68 3,125.00 Damage to 2004 Nissan Maxima passenger mirror and door panel. AL—PD VESSW US SW Central Region 21425 Sedgwick 201205005440001 Mcdonalds 5/7/12 Open 1,000,000 0.00 2,000.00 2,000.00 Landscaping, fire hydrant. AL—PD VESSW US SW Central Region 21425 Sedgwick 201205005440002 City Of Waukegan 5/7/12 Open 1,000,000 0.00 3,500.00 3,500.00 Front loader rolled over. AL—PD VESSW US SW Central Region 21425 Sedgwick 201205006630001 Rafaela Castro 5/9/12 Open 1,000,000 13.00 2,537.00 2,550.00 Wire and box damage. Vehicle damaged. AL—PD VESSW US SW Central Region 21430 Sedgwick 201107010720001 Jim Opgenorth 7/15/11 10/3/11 Closed 1,000,000 300.00 0.00 300.00 Damaged pole AL—PD VESSW US SW Central Region 21430 Sedgwick 201108014500001 Trugreen 8/22/11 3/5/12 Closed 1,000,000 13,627.39 0.00 13,627.39 2007 Sterling left side cargo body AL—PD VESSW US SW Central Region 21430 Sedgwick 201111003710002 Jane Ziebell 11/7/11 2/29/12 Closed 1,000,000 0.00 0.00 0.00 3RD PARTY BACKED INTO OUR PARKED PICKUP TRUCK. EE DMGD PROPERTY. AL—PD VESSW US SW Central Region 21430 Sedgwick 201204008580001 James Kruesel 4/16/12 Open 1,000,000 0.00 500.00 500.00 Brick wall damage. AL—PD VESSW US SW Central Region 21430 Sedgwick 201205012810001 Wausau Coated 5/21/12 6/5/12 Closed 1,000,000 1,890.00 0.00 1,890.00 Overhead door damage. AL—PD VESSW US SW Central Region 21435 Sedgwick 201107017590001 Rocky Rocco’s 7/27/11 2/22/12 Closed 50,000 300.00 0.00 300.00 Damaged curb AL—PD VESSW US SW Central Region 21435 Sedgwick 201109013860001 Donaldson Company Inc. 9/23/11 10/11/11 Closed 1,000,000 899.00 0.00 899.00 Hole in building wall AL—PD VESSW US SW Central Region 21435 Sedgwick 201109015920001 Mccain Foods Usa Inc. 9/26/11 10/19/11 Closed 1,000,000 2,995.00 0.00 2,995.00 wall damage AL—PD VESSW US SW Central Region 21435 Sedgwick 201201007340001 Neenah Papers 1/13/12 2/28/12 Closed 1,000,000 563.50 0.00 563.50 Garage door guide torn and dented. AL—PD VESSW US SW East Region 21010 Sedgwick 201109010550001 F J Manchik & Son Trucking 9/19/11 10/18/11 Closed 1,000,000 2,864.50 0.00 2,864.50 1987 trailer rear door and support beam AL—PD VESSW US SW East Region 21240 Sedgwick 201205020600001 Pearl Maish 5/31/12 Open 1,000,000 0.00 2,500.00 2,500.00 2006 Chevy pick-up—damage to front end AL—PD VESSW US SW East Region 21260 Sedgwick 201107016610001 Mallard Land Holding’s 7/26/11 9/1/11 Closed 1,000,000 10,093.26 0.00 10,093.26 vacuum station damage AL—PD VESSW US SW East Region 21260 Sedgwick 201110000700001 Ron Clayton 10/3/11 11/8/11 Closed 1,000,000 0.00 0.00 0.00 Ford Escape 2009—damage to hood and front bumper AL—PD VESSW US SW East Region 21260 Sedgwick 201111013740001 Mark Mikail 11/25/11 3/5/12 Closed 1,000,000 25.00 0.00 25.00 Toyota Avalon rear end damage. AL—PD VESSW US SW East Region 21260 Sedgwick 201201011660001 Eligah Viverette 1/21/12 5/1/12 Closed 1,000,000 25.00 0.00 25.00 2005 Pontiac Bonneville right rear fender AL—PD VESSW US SW East Region 21260 Sedgwick 201202003360001 David O’neill 2/6/12 2/17/12 Closed 1,000,000 25.00 0.00 25.00 2002 Voyager station wagon—damage to rear bumer, door, right/left rear qtr pane AL—PD VESSW US SW East Region 21260 Sedgwick 201202010120001 Ron Sweet 2/16/12 Open 1,000,000 523.50 2,726.50 3,250.00 Damage to sign and concrete blocks on a building front AL—PD VESSW US SW East Region 21260 Sedgwick 201202012240001 Scott Alan Beacom 2/22/12 Open 1,000,000 521.00 104.00 625.00 2000 Explorer rear tail light, quarter panel AL—PD VESSW US SW East Region 21260 Sedgwick 201203011410001 Sonya Jefferson Tucker 3/19/12 Open 1,000,000 5,110.87 39.13 5,150.00 1999 Dodge Durango driver side, mirror, and rear fender AL—PD VESSW US SW East Region 21265 Sedgwick 201109003160001 Swan Harbor Apartments 9/2/11 9/21/11 Closed 1,000,000 1,300.00 0.00 1,300.00 enclosure damage—brick wall knocked over AL—PD VESSW US SW East Region 21265 Sedgwick 201111000720001 Grand Sakwa 10/31/11 11/30/11 Closed 1,000,000 5,920.30 0.00 5,920.30 wall damage AL—PD VESSW US SW East Region 21265 Sedgwick 201111002760001 Michigan Fuels 11/1/11 4/27/12 Closed 1,000,000 7,962.85 0.00 7,962.85 Enclosure wall damage AL—PD VESSW US SW East Region 21265 Sedgwick 201111007000001 Olive Garden 10/14/11 3/2/12 Closed 1,000,000 0.00 0.00 0.00 Damaged gate—gate frame work bent and cracked AL—PD VESSW US SW East Region 21265 Sedgwick 201111015040001 Brewery Park Associates 11/29/11 1/30/12 Closed 1,000,000 0.00 0.00 0.00 Gate damage—electronic metal security gate and motor. AL—PD VESSW US SW East Region 21265 Sedgwick 201112011000001 Convenient Dental Care 12/14/11 1/9/12 Closed 1,000,000 275.00 0.00 275.00 ruts in resurfaced lot AL—PD VESSW US SW East Region 21265 Sedgwick 201201007910001 White Castle System 1/13/12 2/29/12 Closed 1,000,000 430.00 0.00 430.00 Enclosure gate damage. AL—PD VESSW US SW East Region 21265 Sedgwick 201202014450001 Family Dollar Store 2/25/12 Open 1,000,000 0.00 2,500.00 2,500.00 light pole damage and cement base AL—PD VESSW US SW East Region 21265 Sedgwick 201204008030001 Baqer Al-jabery 4/13/12 Open 1,000,000 77.50 2,872.50 2,950.00 2002 Savana Box Van—damage to top of left rear door AL—PD VESSW US SW East Region 21265 Sedgwick 201204015170001 Prestige Stamping 4/25/12 5/16/12 Closed 1,000,000 0.00 0.00 0.00 gate damage AL—PD VESSW US SW East Region 21265 Sedgwick 201205019680001 Unk Unk 5/26/12 Open 1,000,000 0.00 1,000.00 1,000.00 Van Pontiac right front quarter panel—dented (Year unknown) at this time. AL—PD VESSW US SW East Region 21290 Sedgwick 201107017530001 Gaf Shingle Plant 7/26/11 11/10/11 Closed 1,000,000 68,768.33 0.00 68,768.33 Asphalt pipeline damage (support structure, cement footings, pipeline dmg)

Solid Waste AL, GL, WC Claim List 7/1/09—5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL—PD VESSW US SW East Region 21290 Sedgwick 201108000130001 Srg Global 7/28/11 9/13/11 Closed 1,000,000 6,504.53 0.00 6,504.53 Damage to customer’s building—hole in wall, dented sheet metal, support beams AL—PD VESSW US SW East Region 21290 Sedgwick 201108013230001 Mary Lewis 8/19/11 10/13/11 Closed 1,000,000 3,124.50 0.00 3,124.50 1995 — Honda Accord—damage to front of the vehicle AL—PD VESSW US SW East Region 21290 Sedgwick 201108017040001 North American Green, Inc. 8/23/11 5/23/12 Closed 1,000,000 349.69 0.00 349.69 Semi trailer hit—dented/torn metal corner guard AL—PD VESSW US SW East Region 21290 Sedgwick 201110005370001 Gina Kind 10/10/11 2/13/12 Closed 1,000,000 4,640.30 0.00 4,640.30 2002 jetta rear window and door frame dented AL—PD VESSW US SW East Region 21290 Sedgwick 201111002440001 David Lupfer 11/3/11 12/12/11 Closed 1,000,000 4,091.50 0.00 4,091.50 1999 Dodge interpid total loss—major damage to front AL—PD VESSW US SW East Region 21290 Sedgwick 201111008850001 Save A Lot 11/14/11 1/12/12 Closed 1,000,000 164.34 0.00 164.34 Damage to yellow handicap parking post in parking lot. AL—PD VESSW US SW East Region 21290 Sedgwick 201112001610001 Victoria Reed 12/2/11 5/23/12 Closed 1,000,000 22.00 0.00 22.00 2006 Ford Five Hundred bumper. AL—PD VESSW US SW East Region 21290 Sedgwick 201112016140001 Vectren 12/30/11 3/14/12 Closed 1,000,000 2,945.85 0.00 2,945.85 Light pole damage AL—PD VESSW US SW East Region 21290 Sedgwick 201201005030001 Farbest Foods, Inc. 1/10/12 3/1/12 Closed 1,000,000 17,653.11 0.00 17,653.11 damage to garage wall and door AL—PD VESSW US SW East Region 21290 Sedgwick 201202001840001 Donald Mounts 2/3/12 Open 1,000,000 0.00 1,000.00 1,000.00 2000 Siera pick up—damage to passenger side door AL—PD VESSW US SW East Region 21290 Sedgwick 201202005530001 Robin Russell 2/9/12 4/3/12 Closed 1,000,000 0.00 0.00 0.00 Nissan truck windshield damage AL—PD VESSW US SW East Region 21290 Sedgwick 201202007430001 Jasper Salvage Inc. 2/14/12 3/26/12 Closed 1,000,000 9,118.66 0.00 9,118.66 damage to garage door, overhead, wall, propane tank, surveillance camer AL—PD VESSW US SW East Region 21290 Sedgwick 201203005990001 Steve Mark 3/8/12 Open 1,000,000 515.70 2,734.30 3,250.00 Chevy pick-up—damage to front grill and front right quarter panel. AL—PD VESSW US SW East Region 21290 Sedgwick 201203007920001 Ron Lamping 3/9/12 5/18/12 Closed 1,000,000 0.00 0.00 0.00 2007 Toyota Rav 4—windshield chip AL—PD VESSW US SW East Region 21290 Sedgwick 201204001820001 Mike Toolety 4/3/12 4/26/12 Closed 1,000,000 1,572.92 0.00 1,572.92 2005 Ford F150 fender, hood, headlamp AL—PD VESSW US SW East Region 21290 Sedgwick 201204007330001 Ameritech 4/12/12 Open 1,000,000 0.00 1,525.00 1,525.00 telephone pole broken—snapped at bottom AL—PD VESSW US SW East Region 21290 Sedgwick 201205001420001 James Lowe 4/30/12 5/16/12 Closed 1,000,000 1,139.15 0.00 1,139.15 Ford F150 —dents in side AL—PD VESSW US SW East Region 21290 Sedgwick 201205005700001 Kevin Wildeman 5/8/12 Open 1,000,000 1,293.37 206.63 1,500.00 Damage to 1998 Toyota Camry rear quarter panel. AL—PD VESSW US SW East Region 21325 Sedgwick 201108011120001 Kentucky Utility 8/16/11 10/14/11 Closed 1,000,000 428.33 0.00 428.33 Overhead power lines brought down AL—PD VESSW US SW East Region 21325 Sedgwick 201108011120002 Meineke Car Care Center 8/16/11 10/6/11 Closed 1,000,000 4,914.68 0.00 4,914.68 Power Outage—damage to computers/ other property/loss of business for a day AL—PD VESSW US SW East Region 21325 Sedgwick 201108011120003 Chester Phillips 8/16/11 10/11/11 Closed 1,000,000 153.65 0.00 153.65 Damage to two charger units for portable powered tools AL—PD VESSW US SW East Region 21325 Sedgwick 201110002010001 Kentucky Utilities 10/5/11 3/15/12 Closed 1,000,000 5,645.06 0.00 5,645.06 utility pole—pole broken AL—PD VESSW US SW East Region 21325 Sedgwick 201110011420001 Richmond Green Apartments 10/20/11 1/11/12 Closed 1,000,000 0.00 0.00 0.00 3 apartment mailboxes damaged—12 box slots AL—PD VESSW US SW East Region 21333 Sedgwick 201107011980001 Winroc Inc. 7/19/11 10/20/11 Closed 1,000,000 3,479.40 0.00 3,479.40 Boom truck flat bed rear end damage. AL—PD VESSW US SW East Region 21333 Sedgwick 201109004940001 Childer’s Oil Company Inc. 9/9/11 10/14/11 Closed 1,000,000 2,310.00 0.00 2,310.00 Enclosure damage and gate AL—PD VESSW US SW East Region 21333 Sedgwick 201111015030001 Bill Justice 11/29/11 12/19/11 Closed 1,000,000 700.00 0.00 700.00 damaged rock retaining wall AL—PD VESSW US SW East Region 21333 Sedgwick 201201003890001 Clean It All, Dry Itall 1/6/12 2/6/12 Closed 1,000,000 525.00 0.00 525.00 gate damage AL—PD VESSW US SW East Region 21363 Sedgwick 201201006380001 Andrew Funk 1/5/12 1/27/12 Closed 1,000,000 1,856.66 0.00 1,856.66 2000 Sierra pick up hood damage, grill, head lamp AL—PD VESSW US SW East Region 21363 Sedgwick 201203014200001 Steph Herrera 3/20/12 Open 1,000,000 0.00 225.00 225.00 flat tire due to glass AL—PD VESSW US SW East Region 21365 Sedgwick 201110015820001 Johnny Ramsey 10/27/11 11/15/11 Closed 1,000,000 609.84 0.00 609.84 2011 Ford Edge— fender dent AL—PD VESSW US SW East Region 21445 Sedgwick 201111001320001 Hackettstown Seniorhousing 11/1/11 12/21/11 Closed 1,000,000 1,085.00 0.00 1,085.00 Light pole and overhead wire AL—PD VESSW US SW East Region 21445 Sedgwick 201111003870001 Pio Costa Enterprises 11/3/11 2/2/12 Closed 1,000,000 4,986.86 0.00 4,986.86 Damage to wall near loading dock AL—PD VESSW US SW East Region 21445 Sedgwick 201201006240001 Dunkin Donuts 1/10/12 3/30/12 Closed 1,000,000 3,598.00 0.00 3,598.00 Gate and pole damage AL—PD VESSW US SW East Region 21445 Sedgwick 201202011640001 Chuks Ndukwe 2/10/12 4/13/12 Closed 1,000,000 0.00 0.00 0.00 1999 Ford Econoline rear bumper. AL—PD VESSW US SW East Region 21445 Sedgwick 201203014630001 Sam Matarazzo, Inc. 3/21/12 Open 1,000,000 14.00 1,500.00 1,514.00 Electronic gate damage. AL—PD VESSW US SW East Region 21445 Sedgwick 201204006530001 Verizon 4/11/12 Open 1,000,000 0.00 1,000.00 1,000.00 phone wire pulled AL—PD VESSW US SW East Region 21445 Sedgwick 201204006530002 Family Interventionservices, Inc. 4/11/12 6/4/12 Closed 1,000,000 321.00 0.00 321.00 While dumping a 2 yard front load container the arms of the truck hit an overhea AL—PD VESSW US SW East Region 21445 Sedgwick 201204010990001 Ryan Kriser 4/19/12 Open 1,000,000 0.00 6,539.00 6,539.00 2006 Range Rover hood and headlight. AL—PD VESSW US SW East Region 21445 Sedgwick 201204013070001 Nicole Cooper 4/21/12 Open 1,000,000 0.00 3,500.00 3,500.00 2008 Chevy Suburban rear quarter panel. AL—PD VESSW US SW East Region 21445 Sedgwick 201205008610001 Skyline Plaza 5/12/12 Open 1,000,000 0.00 7,025.00 7,025.00 Light pole damage AL—PD VESSW US SW East Region 21460 Sedgwick 201108010810001 James Simon 8/15/11 11/4/11 Closed 1,000,000 9,813.51 0.00 9,813.51 2011 Dodge Pick-up — scratched and dented—multiple locations AL—PD VESSW US SW East Region 21460 Sedgwick 201108011720001 North Union Vfw #8543 8/17/11 9/13/11 Closed 1,000,000 4,317.00 0.00 4,317.00 Pole damage

Solid Waste AL, GL, WC Claim List 7/1/09—5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL—PD VESSW US SW East Region 21460 Sedgwick 201108011720002 Julie Spade 8/17/11 10/6/11 Closed 1,000,000 4,534.46 0.00 4,534.46 2011 Cadillac CTS4—utility lines landed on vehicle— multiple scratches AL—PD VESSW US SW East Region 21460 Sedgwick 201108015050001 Jessica Hayes 8/22/11 9/26/11 Closed 1,000,000 840.25 0.00 840.25 Hyundai 2011 rear left bumper scratch AL—PD VESSW US SW East Region 21460 Sedgwick 201109010320001 Mr. Farmer 9/16/11 12/1/11 Closed 1,000,000 0.00 0.00 0.00 Pick up truck left side AL—PD VESSW US SW East Region 21460 Sedgwick 201110005720001 Donald Budd 10/10/11 11/7/11 Closed 1,000,000 3,705.80 0.00 3,705.80 1996 Ford Ranger right side damage AL—PD VESSW US SW East Region 21460 Sedgwick 201110005780001 Micheal Mari 10/10/11 12/30/11 Closed 1,000,000 625.86 0.00 625.86 2003 Ford Explorer right side bumper dent AL—PD VESSW US SW East Region 21460 Sedgwick 201110012920001 Maria Habrat 10/21/11 1/19/12 Closed 1,000,000 0.00 0.00 0.00 2010 Hyundai Elantra dentred right side windshield post. AL—PD VESSW US SW East Region 21460 Sedgwick 201110016620001 Nicholas Carbonara 10/13/11 11/16/11 Closed 1,000,000 5,515.00 0.00 5,515.00 Block wall damage AL—PD VESSW US SW East Region 21460 Sedgwick 201112004360001 Suzanne Deter 12/8/11 2/6/12 Closed 1,000,000 1,005.08 0.00 1,005.08 2008 Honda Accord broken left mirror, dented door AL—PD VESSW US SW East Region 21460 Sedgwick 201112015800001 Verizon Phone Co 12/28/11 5/15/12 Closed 1,000,000 0.00 0.00 0.00 Phone line torn down AL—PD VESSW US SW East Region 21460 Sedgwick 201202003610001 Burger King 2/6/12 4/5/12 Closed 1,000,000 0.00 0.00 0.00 Gate and enclosure wall damaged. AL—PD VESSW US SW East Region 21460 Sedgwick 201205019490001 Unlimited Senior Housing 5/29/12 Open 1,000,000 0.00 1,000.00 1,000.00 enclosure damage AL—PD VESSW US SW East Region 21470 Sedgwick 201107003700001 Dick Eazor Storage 7/6/11 10/10/11 Closed 1,000,000 0.00 0.00 0.00 Rain gutter damage AL—PD VESSW US SW East Region 21470 Sedgwick 201108006870001 Nestle Pizza 8/9/11 10/13/11 Closed 1,000,000 0.00 0.00 0.00 Delivery truck dented AL—PD VESSW US SW East Region 21470 Sedgwick 201109013120001 Overly James 9/22/11 10/10/11 Closed 1,000,000 0.00 0.00 0.00 Lawn damage, ruts AL—PD VESSW US SW East Region 21470 Sedgwick 201109013120002 Joe Rich 9/22/11 10/10/11 Closed 1,000,000 0.00 0.00 0.00 The driver was driving from the right side when he lost his balance and fell out AL—PD VESSW US SW East Region 21470 Sedgwick 201109013120003 Borough Of Punxsutawney 9/22/11 11/8/11 Closed 1,000,000 321.55 0.00 321.55 The driver was driving from the right side when he lost his balance and fell out AL—PD VESSW US SW East Region 21470 Sedgwick 201109016740001 Shirl Hall 9/29/11 12/6/11 Closed 1,000,000 5,474.80 0.00 5,474.80 2007 Sonata Sedan AL—PD VESSW US SW East Region 21470 Sedgwick 201111007190001 Anthony Petruzzi 8/10/11 3/6/12 Closed 1,000,000 0.00 0.00 0.00 Electric service damage AL—PD VESSW US SW East Region 21470 Sedgwick 201112002630001 Jennifer Hoover 12/6/11 12/21/11 Closed 1,000,000 797.23 0.00 797.23 GMC Envoy right rear bumper AL—PD VESSW US SW East Region 21470 Sedgwick 201112003590001 Albert Seaman 12/7/11 1/20/12 Closed 1,000,000 5,659.85 0.00 5,659.85 1998 Volvo AL—PD VESSW US SW East Region 21470 Sedgwick 201201002150001 Megan Strachan 1/5/12 1/20/12 Closed 1,000,000 1,400.53 0.00 1,400.53 1992 Ford Taurus — damage to front bumper and fender. AL—PD VESSW US SW East Region 21470 Sedgwick 201201010860001 Pennsylvania Electric Company 1/20/12 3/14/12 Closed 1,000,000 2,756.13 0.00 2,756.13 Electrical pole and house wires. AL—PD VESSW US SW East Region 21470 Sedgwick 201201010860002 Lorraine Longwill 1/20/12 2/13/12 Closed 1,000,000 446.10 0.00 446.10 Our driver was backing down a lane to service 2 customers when his truck slid on AL—PD VESSW US SW East Region 21472 Sedgwick 201111012340001 Brian Graham 11/18/11 6/6/12 Closed 1,000,000 415.63 0.00 415.63 2008 Chevy Cobalt bumper AL—PD VESSW US SW East Region 21472 Sedgwick 201201007890001 City Of Oil City 1/13/12 Open 1,000,000 25.00 1,500.00 1,525.00 guard rail damage AL—PD VESSW US SW East Region 21472 Sedgwick 201202005810001 Valerie Fulton 2/10/12 3/5/12 Closed 1,000,000 2,549.92 0.00 2,549.92 2001 Ford Taurus bumper and hood dented. AL—PD VESSW US SW East Region 21472 Sedgwick 201202012890001 Robert Clinger 2/22/12 4/20/12 Closed 1,000,000 0.00 0.00 0.00 Rut damage. AL—PD VESSW US SW East Region 21472 Sedgwick 201203017880001 Daniel Bell 3/29/12 6/8/12 Closed 1,000,000 4,857.30 0.00 4,857.30 2000 Windstar passenger side damage. AL—PD VESSW US SW East Region 21480 Sedgwick 201112010170001 West Penn Power 12/19/11 Open 1,000,000 20.00 8,505.00 8,525.00 Power pole damaged. AL—PD VESSW US SW East Region 21480 Sedgwick 201112010170002 Outside Plant Damagerecovery 12/19/11 2/14/12 Closed 1,000,000 2,171.38 0.00 2,171.38 The driver was driving down the road and pulled over to let another vehicle past AL—PD VESSW US SW East Region 21480 Sedgwick 201204007810001 Lion Blue Carpet Crew 4/13/12 Open 1,000,000 0.00 25.00 25.00 No damage to Veolia. Incident only? AL—PD VESSW US SW East Region 21485 Sedgwick 201109002590001 Mark Harrington 9/5/11 10/27/11 Closed 1,000,000 883.73 0.00 883.73 2006 Ford Fusion—damage to left front bumper and fender AL—PD VESSW US SW East Region 21485 Sedgwick 201111004340001 Thomas Sliter 11/8/11 3/8/12 Closed 1,000,000 1,226.50 0.00 1,226.50 1994 Ford Explorer driver side doors and panels AL—PD VESSW US SW East Region 21485 Sedgwick 201111005460001 Thomas Barlog 11/9/11 11/29/11 Closed 1,000,000 1,927.29 0.00 1,927.29 2005 Pick up truck rear back panel of the pick up. AL—PD VESSW US SW East Region 21495 Sedgwick 201109005310001 Miranda Stillwall 9/9/11 10/31/11 Closed 1,000,000 1,683.30 0.00 1,683.30 2000 Toyota Camry—damage to hood AL—PD VESSW US SW East Region 21495 Sedgwick 201111015530001 Kim Traylor 11/28/11 12/28/11 Closed 1,000,000 3,122.50 0.00 3,122.50 1997 Villager Van passenger side front to back AL—PD VESSW US SW East Region 21495 Sedgwick 201112008620001 Timothy Tucker 12/16/11 3/30/12 Closed 1,000,000 14,811.48 0.00 14,811.48 2010 Honda FIT front end damage AL—PD VESSW US SW East Region 21495 Sedgwick 201201000150001 H.h. Hobbs 12/30/11 2/15/12 Closed 1,000,000 6,341.87 0.00 6,341.87 2011 Toyota Camry—damage to right rear quarter panel and tail light AL—PD VESSW US SW East Region 21495 Sedgwick 201201000150002 Lamar Bradford 12/30/11 1/17/12 Closed 1,000,000 2,459.20 0.00 2,459.20 1996 Sierra Z-71 Pick-up—damage to d/s truck bed, bumper, and p/s truck bed AL—PD VESSW US SW East Region 21495 Sedgwick 201203003720001 Pell City 3/2/12 Open 1,000,000 2,296.50 3.50 2,300.00 hydrant damage AL—PD VESSW US SW East Region 21495 Sedgwick 201203010010001 U.s. Treasury 12/6/11 5/7/12 Closed 1,000,000 3,664.00 0.00 3,664.00 door damage—closure apron at base of gate was dented and pulle off track AL—PD VESSW US SW East Region 21495 Sedgwick 201204003480001 Scott Munroe 4/2/12 5/22/12 Closed 1,000,000 4,131.25 0.00 4,131.25 2004 Toyota Camry — damage to undercarriage

Solid Waste AL, GL, WC Claim List 7/1/09—5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL—PD VESSW US SW East Region 21505 Sedgwick 201107008860001 T’keyah Chevers 7/12/11 8/18/11 Closed 1,000,000 3,728.03 0.00 3,728.03 ‘01 Saturn rear bumper damage AL—PD VESSW US SW East Region 21505 Sedgwick 201109011110001 Badcock Home Furnishings 9/20/11 1/11/12 Closed 1,000,000 1,865.00 0.00 1,865.00 Loading dock sheet rock struck roll-up service door causing damages. AL—PD VESSW US SW East Region 21505 Sedgwick 201111015200001 City Of Leary 11/25/11 Open 1,000,000 1,790.00 210.00 2,000.00 Wire and pole torn down. AL—PD VESSW US SW East Region 21505 Sedgwick 201204005580001 Procter & Gamble Paper Products 3/27/12 Open 1,000,000 0.00 5,000.00 5,000.00 Damage to bollard or safety guard. AL—PD VESSW US SW East Region 21517 Sedgwick 201110011050001 Scott Mathews 10/10/11 11/4/11 Closed 1,000,000 224.68 0.00 224.68 metal gate damage. AL—PD VESSW US SW East Region 21520 Sedgwick 201108001650001 Mcdonalds 8/2/11 11/17/11 Closed 1,000,000 5,040.49 0.00 5,040.49 Back wall of block enclosure fell over. AL—PD VESSW US SW East Region 21520 Sedgwick 201108009080001 City Of Auburn 8/11/11 8/31/11 Closed 1,000,000 1,616.68 0.00 1,616.68 Traffic light damage. AL—PD VESSW US SW East Region 21520 Sedgwick 201111009690001 Marsha Bailey 11/16/11 1/11/12 Closed 1,000,000 0.00 0.00 0.00 No damage to Veolia. 2008 LaCrosse front end damage. AL—PD VESSW US SW East Region 21520 Sedgwick 201201000120001 Daniel Hamm 12/30/11 2/14/12 Closed 1,000,000 3,198.50 0.00 3,198.50 2010 Toyota Camry passenger side damage. AL—PD VESSW US SW East Region 21520 Sedgwick 201201005540001 Louie Alexander 12/29/11 2/17/12 Closed 1,000,000 288.00 0.00 288.00 2000 Grand Cherokee hood and roof scratches AL—PD VESSW US SW East Region 21520 Sedgwick 201204005930001 Irving Proctor 4/11/12 Open 1,000,000 0.00 275.00 275.00 Damage to 2004 Ford Escape windshield. AL—PD VESSW US SW East Region 21520 Sedgwick 201204013750001 William Jackson 4/16/12 Open 1,000,000 0.00 1,025.00 1,025.00 2005 Equinox — damage to rear hatch, bumper and p/s front bumper AL—PD VESSW US SW East Region 21520 Sedgwick 201205019590001 Boyz Barber Shop 5/29/12 Open 1,000,000 0.00 0.00 0.00 overhead lines AL—PD VESSW US SW East Region 21520 Sedgwick 201206004470001 Alice Henderson Realty 5/30/12 Open 1,000,000 0.00 1,900.00 1,900.00 Damage to weatherhead on claimant’s building, loss of work time(employees) AL—PD VESSW US SW East Region 21535 Sedgwick 201107009980001 Unidentified Unidentified 7/14/11 1/5/12 Closed 1,000,000 0.00 0.00 0.00 custom stucco mailbox damage. AL—PD VESSW US SW East Region 21535 Sedgwick 201107011040001 Edwin Brown 7/15/11 11/21/11 Closed 1,000,000 3,861.84 0.00 3,861.84 F150 ‘02 pick up truck front end damage AL—PD VESSW US SW East Region 21535 Sedgwick 201107012600001 Gateway Villas 7/20/11 Open 1,000,000 0.00 3,700.00 3,700.00 damage to automatic gate AL—PD VESSW US SW East Region 21535 Sedgwick 201107015740001 Comcast 7/21/11 11/9/11 Closed 1,000,000 0.00 0.00 0.00 Cable pulled down. AL—PD VESSW US SW East Region 21535 Sedgwick 201107016570001 Comcast Cable 7/25/11 1/11/12 Closed 1,000,000 0.00 0.00 0.00 cable damage AL—PD VESSW US SW East Region 21535 Sedgwick 201108002280001 Comcast 8/2/11 Open 1,000,000 0.00 10,000.00 10,000.00 Cable wire was torn down. AL—PD VESSW US SW East Region 21535 Sedgwick 201108007840001 Caloosa Yacht And Racket Club 8/10/11 9/7/11 Closed 1,000,000 957.17 0.00 957.17 gate damage AL—PD VESSW US SW East Region 21535 Sedgwick 201110000440001 Jacqueline Lenard 10/3/11 1/27/12 Closed 1,000,000 2,016.76 0.00 2,016.76 2006 Chrysler driver side quarter panel damaged, door, mirror AL—PD VESSW US SW East Region 21535 Sedgwick 201110003520001 Comcast 10/5/11 1/10/12 Closed 1,000,000 150.00 0.00 150.00 Comcast cable damage AL—PD VESSW US SW East Region 21535 Sedgwick 201111002350001 Douglas Both 11/3/11 1/30/12 Closed 1,000,000 675.00 0.00 675.00 concrete post that is at boat dock. AL—PD VESSW US SW East Region 21535 Sedgwick 201111006530001 Comcast 11/11/11 6/1/12 Closed 1,000,000 0.00 0.00 0.00 utility pole—damaged AL—PD VESSW US SW East Region 21535 Sedgwick 201111015860001 Comcast 11/29/11 5/8/12 Closed 1,000,000 0.00 0.00 0.00 Utility pole and wire damage. AL—PD VESSW US SW East Region 21535 Sedgwick 201112009940001 Capital Associationmanagement 12/19/11 Open 1,000,000 0.00 2,500.00 2,500.00 car port damage AL—PD VESSW US SW East Region 21535 Sedgwick 201201007390001 Florida Power & Lighting 1/12/12 2/7/12 Closed 1,000,000 700.00 0.00 700.00 Power line torn down. AL—PD VESSW US SW East Region 21535 Sedgwick 201202000150001 Positano Neighborhood Assoc, Inc. 1/31/12 2/10/12 Closed 1,000,000 561.80 0.00 561.80 Steel Mailbox—box was knocked off post and decorative bracket snapped AL—PD VESSW US SW East Region 21535 Sedgwick 201203013070001 Midge Ebben 3/21/12 5/11/12 Closed 1,000,000 779.97 0.00 779.97 2007 Aveo passenger mirror and side door AL—PD VESSW US SW East Region 21535 Sedgwick 201203013880001 Comcast 3/21/12 Open 1,000,000 12.45 487.55 500.00 Overhead cable line damage. AL—PD VESSW US SW East Region 21535 Sedgwick 201204005740001 Frederick Talbott 4/10/12 Open 1,000,000 18.30 5,081.70 5,100.00 2005 Honda Accord damage to driver’s side. AL—PD VESSW US SW East Region 21535 Sedgwick 201204009640001 St. Charles Yacht Club 4/16/12 5/3/12 Closed 1,000,000 650.00 0.00 650.00 rain port canopy—bent and dented AL—PD VESSW US SW East Region 21535 Sedgwick 201205009990001 Beach Home Condominium 5/16/12 Open 1,000,000 646.20 5,703.80 6,350.00 wooden car port — pushed onto side and cracked AL—PD VESSW US SW East Region 21540 Sedgwick 201109005700001 Marc Jean-charles 9/9/11 9/26/11 Closed 1,000,000 863.92 0.00 863.92 1989 Caprice rear bumper damage AL—PD VESSW US SW East Region 21540 Sedgwick 201112009870001 Janet Amigone 12/17/11 1/19/12 Closed 1,000,000 1,688.06 0.00 1,688.06 1996 Ford Explorer rear bumper AL—PD VESSW US SW East Region 21540 Sedgwick 201202012130001 Jacqueline Johnson 2/20/12 6/6/12 Closed 1,000,000 12.45 0.00 12.45 2002 Sunfire passenger side AL—PD VESSW US SW East Region 21550 Sedgwick 201107003660001 Coral Bay Marina 7/7/11 12/9/11 Closed 1,000,000 0.00 0.00 0.00 Boat damage AL—PD VESSW US SW East Region 21550 Sedgwick 201204005620001 Linnette Thompson 4/10/12 Open 1,000,000 3,042.74 589.26 3,632.00 2003 Ford Pick-up Truck—damage to p/s AL—PD VESSW US SW East Region 21550 Sedgwick 201204005620002 Adrian Ortega 4/10/12 5/1/12 Closed 1,000,000 3,075.50 0.00 3,075.50 1998 Buick Lesabre—damage to rear end and d/s door moulding AL—PD VESSW US SW East Region 21550 Sedgwick 201205008300001 Melanie Horowitz 5/12/12 Open 1,000,000 92.50 20,107.50 20,200.00 2011 Kia Sportage—extensive rear end damage AL—PD VESSW US SW East Region 21550 Sedgwick 201205008300003 Thomas Morley 5/12/12 Open 1,000,000 5,845.39 704.61 6,550.00 2007 Dodge Van—damage to rear bumper AL—PD VESSW US SW East Region 21550 Sedgwick 201205018300001 Florida Keys Electric Coop 5/28/12 Open 1,000,000 0.00 5,000.00 5,000.00 Broken power pole. AL—PD VESSW US SW East Region 21557 Sedgwick 201202016570001 Rpm Enterprises 2/29/12 3/21/12 Closed 1,000,000 1,922.00 0.00 1,922.00 overhead phone line and soffit and roofline damage

Solid Waste AL, GL, WC Claim List 7/1/09—5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss AL—PD VESSW US SW East Region 21560 Sedgwick 201109013370001 Tony Morrison Trucking Inc. 9/19/11 11/22/11 Closed 1,000,000 991.78 0.00 991.78 2004 Dodge pick up bumper dent and scratches. AL—PD VESSW US SW East Region 21560 Sedgwick 201204016700001 Byron Dixon 4/23/12 Open 1,000,000 3,526.18 98.82 3,625.00 2010 Dodge Charger-damage to d/s rear qtr panel and bumper AL—PD VESSW US SW East Region 21565 Sedgwick 201109015270001 City Of Ocala Electric 9/27/11 2/1/12 Closed 1,000,000 0.00 0.00 0.00 Power line, pole, mobile home meter box AL—PD VESSW US SW East Region 21565 Sedgwick 201109015270002 Delores Rogers 9/27/11 1/20/12 Closed 1,000,000 0.00 0.00 0.00 Meter box and connections to house AL—PD VESSW US SW East Region 21575 Sedgwick 201108016170001 Jeanette Harper 8/24/11 11/9/11 Closed 1,000,000 4,680.56 0.00 4,680.56 1999 Buick driver side AL—PD VESSW US SW East Region 21575 Sedgwick 201110006380001 Leslee Tyler 10/12/11 1/12/12 Closed 1,000,000 3,648.44 0.00 3,648.44 Nissan 2007 Versa rear bumper, hatch, tail light AL—PD VESSW US SW East Region 21575 Sedgwick 201202015070001 Recycle America 2/24/12 Open 1,000,000 0.00 1,710.00 1,710.00 overhead I beam damage and bracket dmg. AL—PD VESSW US SW East Region 21580 Sedgwick 201201003150001 Melvin Rook 1/5/12 Open 1,000,000 55.50 1,504.50 1,560.00 2007 Lincoln—damage to rear bumper and light assembly AL—PD VESSW US SW East Region 21587 Sedgwick 201112001830001 James Gilreath 12/5/11 3/2/12 Closed 1,000,000 0.00 0.00 0.00 2006 Honda Accord right rear bumper scratch AL—PD VESSW US SW East Region 21587 Sedgwick 201201009860001 Glenn Sayer Plumbing, Inc. 1/18/12 3/9/12 Closed 1,000,000 2,217.82 0.00 2,217.82 GMC pumper truck 2002 driver side door and mirror damage AL—PD VESSW US SW East Region 21590 Sedgwick 201107016730001 Trugreen Partnership 7/26/11 1/24/12 Closed 1,000,000 10.00 0.00 10.00 2005 Isuzu truck damaged AL—PD VESSW US SW East Region 21590 Sedgwick 201110015650001 Cynthia Mcmahon 10/27/11 2/2/12 Closed 1,000,000 514.62 0.00 514.62 Right side bumper AL—PD VESSW US SW East Region 21610 Sedgwick 201110001980001 Eagles Nest Apartments 10/3/11 2/29/12 Closed 1,000,000 0.00 0.00 0.00 Storm drain damage AL—PD VESSW US SW East Region 21610 Sedgwick 201204003650001 John Purdue 4/5/12 5/14/12 Closed 1,000,000 750.00 0.00 750.00 Wire torn down, causing conduit and roof damage. AL—PD VESSW US SW East Region 21625 Sedgwick 201108002460001 Slone Associates 8/1/11 9/20/11 Closed 1,000,000 2,925.13 0.00 2,925.13 Veolia dented the trunk of the other vehicle. No injuries reported. AL—PD VESSW US SW East Region 21625 Sedgwick 201109003360001 Veolia Technical Solutions 9/6/11 1/13/12 Closed 1,000,000 104,964.49 0.00 104,964.49 Facility wall damage. AL—PD VESSW US SW East Region 21625 Sedgwick 201110008290001 Jennifer Hiers 10/12/11 1/30/12 Closed 1,000,000 0.00 0.00 0.00 windshield crack AL—PD VESSW US SW East Region 21625 Sedgwick 201110015060001 Olga Anderson 10/26/11 2/16/12 Closed 1,000,000 1,365.40 0.00 1,365.40 Front left corner on top of bumber, scratch and dent. AL—PD VESSW US SW East Region 21625 Sedgwick 201111003700001 First Church Of Nazarene 9/26/11 12/9/11 Closed 1,000,000 3,500.00 0.00 3,500.00 yard, rut damage and drain field AL—PD VESSW US SW East Region 21625 Sedgwick 201205019660001 William Kenyon 5/11/12 6/6/12 Closed 1,000,000 0.00 0.00 0.00 mailbox post broken AL 941,266.25 1,068,137.18 2,009,403.43 GL GL—BI VESSW US SW Central Region 21350 Sedgwick 201205003890001 Donnel Taylor 5/4/12 6/13/12 Closed 500,000 7.90 0.00 7.90 scrapped foot. GL—BI VESSW US SW East Region 21080 Sedgwick 201111006490001 Joe Mckenzie 11/11/11 Open 500,000 7.55 3,017.45 3,025.00 Twisted ankle. GL—PD VESSW US SW Central Region 21110 Sedgwick 201201001020001 Ken Zinke 10/8/11 4/12/12 Closed 500,000 0.00 0.00 0.00 windshield cracked and dented hood. GL—PD VESSW US SW Central Region 21190 Sedgwick 201203010070001 Lance Maxwell 3/14/12 Open 500,000 10.45 814.55 825.00 dented car GL—PD VESSW US SW Central Region 21225 Sedgwick 201110001330001 Fleming Steak House 9/30/11 11/21/11 Closed 500,000 2,850.00 0.00 2,850.00 building scratched and door GL—PD VESSW US SW Central Region 21225 Sedgwick 201110004460001 Antoinette Dunn 10/5/11 Open 500,000 0.00 1,000.00 1,000.00 Ford Focus driver side dented. GL—PD VESSW US SW Central Region 21225 Sedgwick 201111009400001 Eastern Seafood Company 11/16/11 12/2/11 Closed 500,000 800.00 0.00 800.00 chain link fence damage GL—PD VESSW US SW Central Region 21225 Sedgwick 201112006050001 Frank Coley 12/12/11 Open 500,000 0.00 500.00 500.00 Vinyl siding damage. GL—PD VESSW US SW Central Region 21225 Sedgwick 201202007250001 Agatite Condominiumassociation 2/13/12 Open 500,000 0.00 1,500.00 1,500.00 window damage GL—PD VESSW US SW Central Region 21230 Sedgwick 201202001090001 Mary Pelzer 11/18/11 6/6/12 Closed 500,000 0.00 0.00 0.00 $1177 dent to jeep. GL—PD VESSW US SW Central Region 21275 Sedgwick 201201002700001 Steven Abrahamson 1/3/12 3/15/12 Closed 500,000 1,652.70 0.00 1,652.70 Toyota Camry dent rear wheel. GL—PD VESSW US SW Central Region 21285 Sedgwick 201108009900001 Juan Soto 8/15/11 12/19/11 Closed 500,000 0.00 0.00 0.00 Ford pick up scratches GL—PD VESSW US SW Central Region 21300 Sedgwick 201110007200001 Julie Vitullo 10/13/11 11/17/11 Closed 500,000 0.00 0.00 0.00 claimant struck container GL—PD VESSW US SW Central Region 21310 Sedgwick 201203001100001 Lemma Challa 2/29/12 Open 500,000 0.00 2,000.00 2,000.00 2003 Nissan Sentra drivers side. GL—PD VESSW US SW Central Region 21335 Sedgwick 201205005350001 Trista Love 5/5/12 Open 500,000 0.00 1,000.00 1,000.00 Damage to right front fender of Honda Accord. GL—PD VESSW US SW Central Region 21336 Sedgwick 201204011770001 Millis Transfer 4/20/12 Open 500,000 0.00 500.00 500.00 trailer damage GL—PD VESSW US SW Central Region 21336 Sedgwick 201205002240001 Lawrence Cushman Construction 5/2/12 Open 500,000 2,411.25 238.75 2,650.00 1999 F250 pick up truck driver side rear quarter. GL—PD VESSW US SW Central Region 21350 Sedgwick 201107011190001 City Of Milwaukee 7/18/11 10/27/11 Closed 500,000 91.19 0.00 91.19 damaged parking meter GL—PD VESSW US SW Central Region 21350 Sedgwick 201110008240001 Viviana Mena 10/14/11 11/23/11 Closed 500,000 0.00 0.00 0.00 2008 Nissan Versa dent GL—PD VESSW US SW Central Region 21350 Sedgwick 201112007640001 Mitch Dolata 12/7/11 3/8/12 Closed 500,000 200.00 0.00 200.00 Pheasant cages were taken as trash. GL—PD VESSW US SW Central Region 21390 Sedgwick 201203002780001 Pamela Netzel 3/3/12 5/1/12 Closed 500,000 1,011.40 0.00 1,011.40 2012 Kia Sorento rear scrape both sides of bumper GL—PD VESSW US SW Central Region 21390 Sedgwick 201205016010001 Doug Assink 5/23/12 Open 500,000 0.00 1,000.00 1,000.00 2000 Saturn—Dented/cracked rear passenger side bumper on vehicle. GL—PD VESSW US SW Central Region 21395 Sedgwick 201205009850001 Andrew Paulson 10/21/11 Open 500,000 0.00 2,000.00 2,000.00 Dent to 2006 Honda CRV rear quarter panel.

Solid Waste AL, GL, WC Claim List 7/1/09—5/31/12 Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss GL—PD VESSW US SW Central Region 21395 Sedgwick 201205015640001 Craig Erdmier 5/23/12 Open 500,000 0.00 6,000.00 6,000.00 Cumper damage to 2008 Mercedes. Door latch damage to container. GL—PD VESSW US SW Central Region 21425 Sedgwick 201108015990001 Robert Gallaher 7/11/11 1/19/12 Closed 500,000 0.00 0.00 0.00 Container damage to vehicle $3600. GL—PD VESSW US SW Central Region 21425 Sedgwick 201109005170001 Gabriela Quintero-gutierrez 7/11/11 11/29/11 Closed 500,000 0.00 0.00 0.00 2002 Pontiac—damage to side mirror and door GL—PD VESSW US SW Central Region 21425 Sedgwick 201109012240001 David Kunkle 8/11/11 12/6/11 Closed 500,000 0.00 0.00 0.00 Damage vehicle from gate GL—PD VESSW US SW Central Region 21425 Sedgwick 201111003300001 James Hill 11/2/11 4/13/12 Closed 500,000 0.00 0.00 0.00 Act of Nature loss. GL—PD VESSW US SW East Region 21030 Sedgwick 201205015560001 Michael Bricker 5/21/12 6/11/12 Closed 500,000 381.60 0.00 381.60 Broken hinges on tailgate of trailer. GL—PD VESSW US SW East Region 21080 Sedgwick 201204004120001 Veolia Es Landfill 4/9/12 Open 500,000 0.00 1,200.00 1,200.00 Fire at landfill—no damage to Veolia or 3rd party property. Fire dept. charges GL—PD VESSW US SW East Region 21155 Sedgwick 201203009780001 Locomotive Specialists 10/21/11 Open 500,000 0.00 8,500.00 8,500.00 Damaged back steps and rear bumper GL—PD VESSW US SW East Region 21265 Sedgwick 201109017040001 Forest Park 9/26/11 12/19/11 Closed 500,000 0.00 0.00 0.00 Gate damage—two broken boards GL—PD VESSW US SW East Region 21265 Sedgwick 201109017040002 Lori Gerhard 9/26/11 1/4/12 Closed 500,000 100.00 0.00 100.00 2001 Honda—scrape along the passenger side of vehicle, rear door to qtr panel GL—PD VESSW US SW East Region 21290 Sedgwick 201203007200001 Kenny Tison 3/2/12 5/7/12 Closed 500,000 0.00 0.00 0.00 2002 Mitsubishi Galant — dent passenger door GL—PD VESSW US SW East Region 21290 Sedgwick 201205018970001 Paoli Inc. 5/29/12 Open 500,000 0.00 10,750.00 10,750.00 Smoke damage, damaged garage door, potential loss of business. GL—PD VESSW US SW East Region 21365 Sedgwick 201203017040001 Kenneth Prater 3/2/12 Open 500,000 0.00 0.00 0.00 2002 Ford F 150 bed, window and muffler damaged GL—PD VESSW US SW East Region 21445 Sedgwick 201203006500001 Joseph Walker 3/8/12 Open 500,000 0.00 800.00 800.00 Car side window broken. GL—PD VESSW US SW East Region 21445 Sedgwick 201205007880001 Mary Johnson-rivera 4/27/12 Open 500,000 0.00 2,500.00 2,500.00 dented driver side quarter panel GL—PD VESSW US SW East Region 21580 Sedgwick 201109012570001 Dan Landwer 9/10/11 1/30/12 Closed 500,000 0.00 0.00 0.00 2001 Ford F150 pick up truck damage. GL 9,524.04 43,320.75 52,844.79 WC WC—LT VESSW US SW Central Region 21170 Sedgwick 201110015800001 Samuel Froemel 10/27/11 2/23/12 Closed 500,000 137.61 0.00 137.61 EMPLOYEE WAS SQUATTING TO DO A BRAKE JOB TWISTED TO THE SIDE AND SPRAINED LOWER WC—LT VESSW US SW Central Region 21170 Sedgwick 201202013980001 Terry Sunderland 2/22/12 Open 500,000 2,002.72 3,111.98 5,114.70 When lifting appliances, developed abdominal pain from prior sx. WC—LT VESSW US SW Central Region 21170 Sedgwick 201203005870001 Steve Jobe 3/8/12 5/7/12 Closed 500,000 1,545.89 0.00 1,545.89 Upper back and chest bruising WC—LT VESSW US SW Central Region 21190 Sedgwick 201111015240001 Jason Underwood 11/22/11 Open 500,000 5,880.65 24,939.07 30,819.72 left inguinal hernia WC—LT VESSW US SW Central Region 21190 Sedgwick 201112010940001 Donald Atherton 12/21/11 Open 500,000 37,016.79 55,126.37 92,143.16 Left knee WC—LT VESSW US SW Central Region 21190 Sedgwick 201201006830001 Jeremy Cain 1/12/12 2/28/12 Closed 500,000 1,274.50 0.00 1,274.50 Left wrist sprain WC—LT VESSW US SW Central Region 21190 Sedgwick 201203008360001 Jason Underwood 3/14/12 Open 500,000 6,046.06 2,987.14 9,033.20 L knee internal derangement, medial meniscus tear; R knee internal derangement WC—LT VESSW US SW Central Region 21190 Sedgwick 201204004240001 Jeremy Cain 4/9/12 Open 500,000 6,442.84 155,992.91 162,435.75 Lumbar strain with left leg pain WC—LT VESSW US SW Central Region 21200 Sedgwick 201107011230001 Richard Kepner 7/11/11 10/26/11 Closed 500,000 408.77 0.00 408.77 heat exhaustion/dehydrated WC—LT VESSW US SW Central Region 21200 Sedgwick 201111014450001 Stanley Olmstead 11/28/11 Open 500,000 13,777.13 9,710.04 23,487.17 partial amputation/right small finger WC—LT VESSW US SW Central Region 21200 Sedgwick 201112004610001 Kenneth Fairchild 12/9/11 3/2/12 Closed 500,000 3,887.02 0.00 3,887.02 left leg/knee WC—LT VESSW US SW Central Region 21200 Sedgwick 201204009850001 Howard Roy 4/16/12 Open 500,000 5,481.34 3,752.09 9,233.43 right shoulder/arm strain WC—LT VESSW US SW Central Region 21205 Sedgwick B164648895000101 Jeff Stang 8/29/11 Open 500,000 19.55 4,504.45 4,524.00 Strain-Back. WC—LT VESSW US SW Central Region 21215 Sedgwick 201110006950001 Michael Payne 10/12/11 2/2/12 Closed 500,000 2,956.34 0.00 2,956.34 Left elbow fracture WC—LT VESSW US SW Central Region 21225 Sedgwick 201107016750001 Jose Torres 7/25/11 2/22/12 Closed 500,000 70,054.64 0.00 70,054.64 Left knee strain/ surgery WC—LT VESSW US SW Central Region 21225 Sedgwick 201202007410001 Andrew Folkerts 2/11/12 Open 500,000 18,396.68 58,915.41 77,312.09 Right shoulder strain/sprain WC—LT VESSW US SW Central Region 21225 Sedgwick 201204002600001 Frank Davis 4/4/12 Open 500,000 2,438.39 3,437.54 5,875.93 Hip & Lumbar strain/sprain WC—LT VESSW US SW Central Region 21230 Sedgwick 201108001390001 Tirie Warren 8/1/11 2/15/12 Closed 500,000 3,604.24 0.00 3,604.24 Right foot strain/sprain WC—LT VESSW US SW Central Region 21230 Sedgwick 201108007170001 Michael Bates 8/8/11 11/11/11 Closed 500,000 5,266.66 0.00 5,266.66 Sprain/strain left ankle WC—LT VESSW US SW Central Region 21230 Sedgwick 201111012090001 Andres Mora 11/22/11 3/1/12 Closed 500,000 1,449.14 0.00 1,449.14 tip of left middle finger (did not involve nail or bone) avulsion WC—LT VESSW US SW Central Region 21230 Sedgwick 201112004250001 Daniel Vree 12/8/11 Open 500,000 60,509.67 84,750.15 145,259.82 Fractured left tibia/right above knee cap and contusions and bruises to both leg WC—LT VESSW US SW Central Region 21230 Sedgwick 201112006240001 Robert Bibbs 12/12/11 Open 500,000 764.68 34,019.21 34,783.89 fracutred nose and laceration to face WC—LT VESSW US SW Central Region 21230 Sedgwick 201201000670001 Tirie Warren 1/3/12 Open 500,000 31,346.59 51,667.17 83,013.76 RT hand laceration, crushing injury WC—LT VESSW US SW Central Region 21230 Sedgwick 201203012150001 Michael Thomas 3/20/12 Open 500,000 10,613.50 31,503.40 42,116.90 right hernia WC—LT VESSW US SW Central Region 21230 Sedgwick 201205001520001 John Donahue 4/28/12 Open 500,000 6,360.22 5,083.30 11,443.52 Left groin strain. WC—LT VESSW US SW Central Region 21245 Sedgwick 201108010490001 Jerry Cline 8/15/11 Open 500,000 16,922.10 41,024.51 57,946.61 Sternoclavicular sprain/partial tear

Solid Waste AL, GL, WC Claim List 7/1/09—5/31/12

Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss WC—LT VESSW US SW Central Region 21245 Sedgwick 201201002750001 Jeffery Brengarth 1/3/12 Open 500,000 18,430.50 20,847.50 39,278.00 Injury of left elbow (959.3) WC—LT VESSW US SW Central Region 21280 Sedgwick 201201000560001 Jon Loewenhagen 1/2/12 Open 500,000 7,147.14 2,712.86 9,860.00 Right Sternoclavicular joint sprain/strain (acute) WC—LT VESSW US SW Central Region 21280 Sedgwick 201203002200001 Steven Schilling 3/2/12 Open 500,000 8,333.05 1,857.35 10,190.40 Cervical strain, LT shoulder strain and low back strain WC—LT VESSW US SW Central Region 21280 Sedgwick 201203017780001 Joshua Zeug 3/29/12 Open 500,000 1,655.66 3,487.70 5,143.36 Strained lower back WC—LT VESSW US SW Central Region 21280 Sedgwick 201205006890001 James Zuleger 4/24/12 Open 500,000 109.15 3,118.10 3,227.25 right inguinal hernia WC—LT VESSW US SW Central Region 21300 Sedgwick 201108015840001 Richard Earnest 8/24/11 Open 500,000 68,258.76 178,797.56 247,056.32 Rt shoulder pain WC—LT VESSW US SW Central Region 21300 Sedgwick 201112013350001 Christian Haywood 12/26/11 2/24/12 Closed 500,000 4,577.52 0.00 4,577.52 LT knee strain WC—LT VESSW US SW Central Region 21305 Sedgwick 201107002830001 Kenneth Kasuboski 7/5/11 Reopen 500,000 16,672.87 10,347.13 27,020.00 Sacroiliac strain with sciatica WC—LT VESSW US SW Central Region 21305 Sedgwick 201108005510001 Dennis Mckeefry 8/8/11 9/30/11 Closed 500,000 632.55 0.00 632.55 Weakness & numbness in legs WC—LT VESSW US SW Central Region 21305 Sedgwick 201109015440001 Audrey Gilson 9/27/11 4/10/12 Closed 500,000 7,658.69 0.00 7,658.69 Carpal Tunnel WC—LT VESSW US SW Central Region 21305 Sedgwick 201111007430001 Michael Matyshak 11/14/11 Open 500,000 45,630.74 15,384.02 61,014.76 RT shoulder rotator cuff injury WC—LT VESSW US SW Central Region 21305 Sedgwick 201201002490001 Jamie Hedlund 1/5/12 Open 500,000 29,047.19 16,120.48 45,167.67 Amputation of right 5th Toe; Crush inj of 4th & 5th toes WC—LT VESSW US SW Central Region 21305 Sedgwick 201202015090001 Ryan Basten 2/25/12 Open 500,000 6,818.99 61,305.93 68,124.92 Left shoulder sprain/strain WC—LT VESSW US SW Central Region 21305 Sedgwick 201203017300001 Raymond Reed 3/25/12 Open 500,000 3,139.25 5,970.75 9,110.00 PAIN IN LEFT FOOT/knee WC—LT VESSW US SW Central Region 21305 Sedgwick 201205004000001 Donald Yencheske 5/4/12 Open 500,000 1,569.85 6,691.83 8,261.68 Bruised left side of body including stomach, lacerated tendon left elbow WC—LT VESSW US SW Central Region 21310 Sedgwick 201107011560001 Lee Hocking 7/18/11 3/9/12 Closed 500,000 16,338.78 0.00 16,338.78 Left 3rd finger distal phalanx/open fracture and crush injury nail bed WC—LT VESSW US SW Central Region 21310 Sedgwick 201108009040001 Joseph Mcmullen 8/12/11 Open 500,000 183,958.92 138,991.28 322,950.20 Pneumothorax (punctured lung); artery in abdomen rupture; multiple rib fractures WC—LT VESSW US SW Central Region 21315 Sedgwick 201110005240001 James Schneiter 10/10/11 5/14/12 Closed 500,000 3,898.43 0.00 3,898.43 Left hand laceration WC—LT VESSW US SW Central Region 21315 Sedgwick 201112002810001 Dean Boldt 12/6/11 2/29/12 Closed 500,000 1,875.80 0.00 1,875.80 Ankle sprain/strain WC—LT VESSW US SW Central Region 21334 Sedgwick 201108015490001 Melissa Steffenhagen 8/23/11 Open 500,000 15,406.77 114,763.63 130,170.40 lumbar spine WC—LT VESSW US SW Central Region 21334 Sedgwick 201202000300001 Joseph Oakley 1/30/12 Reopen 500,000 2,446.31 0.00 2,446.31 Left knee strain WC—LT VESSW US SW Central Region 21350 Sedgwick 201108012840001 Adam Michalski 8/15/11 12/1/11 Closed 500,000 535.47 0.00 535.47 abdomen muscle strain WC—LT VESSW US SW Central Region 21350 Sedgwick 201109010430001 Jeffrey Bousquet 9/19/11 Open 500,000 11,509.78 5,140.10 16,649.88 1. Thoracic strain 2. Cervical-trapezius muscle strain. WC—LT VESSW US SW Central Region 21350 Sedgwick 201203008620001 Dmitriy Vasilyev 3/12/12 Open 500,000 1,104.13 3,799.16 4,903.29 Groin strain WC—LT VESSW US SW Central Region 21375 Sedgwick 201110012060001 Terry Barbey 10/21/11 Open 500,000 7,604.14 7,865.86 15,470.00 Crush injury to left ring finger WC—LT VESSW US SW Central Region 21375 Sedgwick 201112003070001 Joseph Lewis 12/7/11 Open 500,000 5,955.45 8,272.97 14,228.42 fx of right wrist WC—LT VESSW US SW Central Region 21380 Sedgwick 201108016440001 SCOTT Lehmann 8/24/11 3/28/12 Closed 500,000 9,262.10 0.00 9,262.10 Broke right pinky finger WC—LT VESSW US SW Central Region 21380 Sedgwick 201111007500001 Gail Petitdemange 11/2/11 Open 500,000 20,311.78 34,156.26 54,468.04 Bilateral carpal tunnel WC—LT VESSW US SW Central Region 21390 Sedgwick 201203007660001 John Selkirk 3/12/12 5/24/12 Closed 500,000 2,032.29 0.00 2,032.29 Left shoulder strain WC—LT VESSW US SW Central Region 21395 Sedgwick 201110016740001 Gioacchino Scuderi 10/28/11 Open 500,000 11,664.48 24,681.32 36,345.80 Lower back strain/sprain & left shoulder/neck sprain/strain WC—LT VESSW US SW Central Region 21405 Sedgwick 201201014320001 Chad Tauschek 1/25/12 3/15/12 Closed 500,000 1,131.55 0.00 1,131.55 Right wrist sprain WC—LT VESSW US SW Central Region 21405 Sedgwick 201201014400001 Travis Petrie 1/25/12 3/30/12 Closed 500,000 8,628.32 0.00 8,628.32 Lt inguinal hernia WC—LT VESSW US SW Central Region 21405 Sedgwick 201203016750001 William Wells 3/27/12 5/7/12 Closed 500,000 2,212.09 0.00 2,212.09 chest wall trauma/contusion WC—LT VESSW US SW Central Region 21425 Sedgwick 201203011510001 John Joyce 3/16/12 Open 500,000 7,443.63 26,887.09 34,330.72 Left inguinal hernia WC—LT VESSW US SW East Region 21030 Sedgwick 201205018600001 Michael Beasley 5/25/12 Open 500,000 15.27 4,892.63 4,907.90 TORN TENDON/RIGHT BICEP/surgery WC—LT VESSW US SW East Region 21080 Sedgwick 201202011670001 Samuel Lehman 2/21/12 Open 500,000 2,585.14 36,614.86 39,200.00 Left shoulder/tear WC—LT VESSW US SW East Region 21240 Sedgwick 201202016620001 Ronald Pence 2/13/12 6/6/12 Closed 500,000 2,522.35 0.00 2,522.35 RIGHT SHOULDER/STRAIN-PARTIAL ROTATOR CUFF TEAR WC—LT VESSW US SW East Region 21265 Sedgwick 201110006480001 Stanford Doll 10/12/11 Open 500,000 26,041.23 16,124.32 42,165.55 fracture left rib and cracked vertebre WC—LT VESSW US SW East Region 21290 Sedgwick 201112003090001 Terry Litchfield 12/7/11 5/29/12 Closed 500,000 15,729.27 0.00 15,729.27 several fractured ribs WC—LT VESSW US SW East Region 21325 Sedgwick 201109015010001 Daniel Schneider 9/23/11 Open 500,000 20,257.72 39,863.27 60,120.99 lumbar HNP. WC—LT VESSW US SW East Region 21325 Sedgwick 201111007990001 Scott Standifer 11/14/11 Open 500,000 18,266.86 51,405.58 69,672.44 right shoulder strain/partial rotator cuff tear WC—LT VESSW US SW East Region 21333 Sedgwick 201107012860001 Michael Lane 7/19/11 6/6/12 Closed 500,000 28,081.01 0.00 28,081.01 Lumbar strain WC—LT VESSW US SW East Region 21365 Sedgwick 201203016210001 James Shively 3/26/12 Open 500,000 5,959.42 29,845.63 35,805.05 contusion and sprain/strain of knee, left shoulder and low back.

Solid Waste AL, GL, WC Claim List 7/1/09—5/31/12

Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss WC—LT VESSW US SW East Region 21460 Sedgwick 201111005220001 Matthew Lint 11/4/11 5/11/12 Closed 500,000 3,649.20 0.00 3,649.20 Lumbar strain WC—LT VESSW US SW East Region 21472 Sedgwick 201112003820001 Shawn Whitenight 12/7/11 Open 500,000 22,322.13 61,167.36 83,489.49 lumbar stressed fx WC—LT VESSW US SW East Region 21480 Sedgwick 201111003630001 Joseph Dospoy 11/7/11 Open 500,000 22,186.13 74,365.55 96,551.68 Right shoulder WC—LT VESSW US SW East Region 21485 Sedgwick 201109008820001 Ronald Anthony 9/15/11 5/16/12 Closed 500,000 2,215.13 0.00 2,215.13 fracture/right ankle WC—LT VESSW US SW East Region 21520 Sedgwick 201201014650001 Richard Taylor 1/26/12 Open 500,000 17,881.38 18,081.12 35,962.50 RT wrist fracture WC—LT VESSW US SW East Region 21520 Sedgwick 201202007820001 Jeffrey Pifer 2/14/12 5/23/12 Closed 500,000 3,195.95 0.00 3,195.95 Multiple body sore and bruised WC—LT VESSW US SW East Region 21560 Sedgwick 201111009030001 John Smith 11/15/11 Open 500,000 783.95 1,131.05 1,915.00 Bruises to ribs, multiple minor lacerations to hands and arms WC—LT VESSW US SW East Region 21560 Sedgwick 201111013490001 Barry Spurgeon 11/23/11 Open 500,000 25,177.84 16,782.60 41,960.44 Right shoulder contusion/sprain & Right knee abrasion WC—LT VESSW US SW East Region 21560 Sedgwick 201201000630001 Eddie Foy 1/2/12 Open 500,000 14,974.53 19,563.03 34,537.56 Knee strain left WC—LT VESSW US SW East Region 21620 Sedgwick 201112010100001 Timothy Richardson 12/19/11 6/1/12 Closed 500,000 6,821.02 0.00 6,821.02 LT foot contusion/sprain WC—MO VESSW US SW Central Region 21060 Sedgwick 201110013900001 Duanne Brandenburg 10/21/11 1/13/12 Closed 500,000 6,692.28 0.00 6,692.28 rt index puncture wound ( cat bite) WC—MO VESSW US SW Central Region 21165 Sedgwick 201107012000001 Billie Sims 7/13/11 8/19/11 Closed 500,000 504.97 0.00 504.97 Cellulitis vs allergic reaction-due to an insect bite rt. hand.-.right WC—MO VESSW US SW Central Region 21165 Sedgwick 201202001630001 Brian Myers 2/2/12 3/28/12 Closed 500,000 235.39 0.00 235.39 Right shoulder contusion/Right shoulder sprain/strain WC—MO VESSW US SW Central Region 21170 Sedgwick 201107013080001 Brigham Lindbom 7/20/11 8/1/11 Closed 500,000 0.00 0.00 0.00 Heat exhaustion WC—MO VESSW US SW Central Region 21170 Sedgwick 201109006510001 Michael Wilson 9/8/11 10/21/11 Closed 500,000 385.75 0.00 385.75 Bee sting-rt forearm WC—MO VESSW US SW Central Region 21170 Sedgwick 201111006200001 Alan Higgins 11/10/11 12/15/11 Closed 500,000 571.85 0.00 571.85 Debris in Eye WC—MO VESSW US SW Central Region 21170 Sedgwick 201203002400001 Timothy Sanders 3/5/12 4/30/12 Closed 500,000 741.72 0.00 741.72 Right ankle sprain WC—MO VESSW US SW Central Region 21170 Sedgwick 201203010110001 Christopher Snider 3/16/12 5/3/12 Closed 500,000 413.26 0.00 413.26 Ankle sprain/strain right WC—MO VESSW US SW Central Region 21170 Sedgwick 201203011310001 Alfredo Jorge 3/19/12 5/2/12 Closed 500,000 259.50 0.00 259.50 Laceration to mouth WC—MO VESSW US SW Central Region 21170 Sedgwick 201204001000001 Sean Baumgartner 4/2/12 5/24/12 Closed 500,000 253.90 0.00 253.90 Right middle finger laceration WC—MO VESSW US SW Central Region 21190 Sedgwick 201107009020001 Edwin Kreibach 7/9/11 8/29/11 Closed 500,000 526.45 0.00 526.45 Left foot contusion WC—MO VESSW US SW Central Region 21190 Sedgwick 201205002960001 Sean Hupe 5/4/12 6/8/12 Closed 500,000 636.16 0.00 636.16 Needle stick WC—MO VESSW US SW Central Region 21190 Sedgwick 201205019350001 Christopher Muir 5/30/12 Open 500,000 0.00 815.00 815.00 Low back pain WC—MO VESSW US SW Central Region 21200 Sedgwick 201107012040001 Howard Roy 7/19/11 9/22/11 Closed 500,000 1,229.00 0.00 1,229.00 dehydrated/heat exhaustion WC—MO VESSW US SW Central Region 21200 Sedgwick 201108000260001 Stanley Olmstead 7/29/11 9/21/11 Closed 500,000 1,246.63 0.00 1,246.63 Crush injury to pinky finger/fracture WC—MO VESSW US SW Central Region 21200 Sedgwick 201111009370001 Kevin O Halloran 11/16/11 1/18/12 Closed 500,000 1,233.71 0.00 1,233.71 Left thumb laceration WC—MO VESSW US SW Central Region 21200 Sedgwick 201202013280001 Kenneth Fairchild 2/22/12 5/9/12 Closed 500,000 7.90 0.00 7.90 Needle stick WC—MO VESSW US SW Central Region 21200 Sedgwick 201205006970001 Kenneth Harris 5/10/12 Open 500,000 476.14 4,481.76 4,957.90 Left shoulder pain WC—MO VESSW US SW Central Region 21215 Sedgwick 201205020530001 Jeffrey Moore 5/31/12 Open 500,000 0.00 2,312.00 2,312.00 Right groin strain WC—MO VESSW US SW Central Region 21225 Sedgwick 201108008630001 Sidney Clayborn 8/11/11 9/22/11 Closed 500,000 855.22 0.00 855.22 Laceration left ring finger WC—MO VESSW US SW Central Region 21225 Sedgwick 201108013050001 Jack Folkerts 8/15/11 1/4/12 Closed 500,000 543.13 0.00 543.13 Lumbar strain WC—MO VESSW US SW Central Region 21225 Sedgwick 201108014060001 Timothy Whitney 8/20/11 10/13/11 Closed 500,000 1,525.32 0.00 1,525.32 Laceration to left pinky finger WC—MO VESSW US SW Central Region 21225 Sedgwick 201109017270001 Barbaraa Cothrine 9/28/11 12/29/11 Closed 500,000 35.75 0.00 35.75 Multiple body parts abrasions and bruising. WC—MO VESSW US SW Central Region 21225 Sedgwick 201111004480001 Michael Noorlag 10/27/11 12/19/11 Closed 500,000 178.52 0.00 178.52 strain -abdomen. WC—MO VESSW US SW Central Region 21225 Sedgwick 201202014870001 Joseph Domkoski 2/24/12 4/13/12 Closed 500,000 583.69 0.00 583.69 Abrasion/contusion 3 fingers. WC—MO VESSW US SW Central Region 21225 Sedgwick 201203001110001 Frank Davis 3/1/12 Open 500,000 650.84 3,359.16 4,010.00 Chemical burn with Alkai substance (head, neck, face, eyes and arm left side) WC—MO VESSW US SW Central Region 21225 Sedgwick 201203018470001 Kevin Watkins 3/29/12 4/30/12 Closed 500,000 308.30 0.00 308.30 low back strain/pain WC—MO VESSW US SW Central Region 21225 Sedgwick 201204004100001 Michael Mcnamara 4/6/12 5/24/12 Closed 500,000 558.56 0.00 558.56 Right elbow lateral epicondyles bursitis & right elbow lateral epicondylitis WC—MO VESSW US SW Central Region 21225 Sedgwick 201205008980001 John Graham 3/1/12 Open 500,000 397.55 7,912.45 8,310.00 Right & left shoulder sprain/strain WC—MO VESSW US SW Central Region 21230 Sedgwick 201107018090001 Rupert Smith 7/27/11 9/30/11 Closed 500,000 1,717.35 0.00 1,717.35 Upset went to hospital for evaluation WC—MO VESSW US SW Central Region 21230 Sedgwick 201109007710001 James Mathis 9/13/11 10/27/11 Closed 500,000 307.25 0.00 307.25 Laceration to left pinky finger WC—MO VESSW US SW Central Region 21235 Sedgwick 201107012310001 Brandon Eichmeier 7/19/11 9/14/11 Closed 500,000 831.51 0.00 831.51 Left leg laceration WC—MO VESSW US SW Central Region 21235 Sedgwick 201205010580001 Patrick Beach 5/9/12 Open 500,000 0.00 1,915.00 1,915.00 Left forearm pain WC—MO VESSW US SW Central Region 21245 Sedgwick 201108001150001 Rodney Anderton 7/19/11 11/17/11 Closed 500,000 2,928.81 0.00 2,928.81 Heat exhaustion/No further medical paid for wrist per PR. WC—MO VESSW US SW Central Region 21245 Sedgwick 201108001730001 Casey Grey 8/2/11 9/1/11 Closed 500,000 1,532.88 0.00 1,532.88 Heat exhausion

Solid Waste AL, GL, WC Claim List 7/1/09—5/31/12

Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss WC—MO VESSW US SW Central Region 21275 Sedgwick 201204010900001 Carl Matz 4/18/12 Open 500,000 368.03 1,441.97 1,810.00 DRIVER WAS BIT BY A DOG WC—MO VESSW US SW Central Region 21285 Sedgwick 201112013320001 William Mayfield 12/12/11 Open 500,000 2,106.33 5,113.67 7,220.00 Sprain/Strain R knee, shoulder, hip and groin WC—MO VESSW US SW Central Region 21300 Sedgwick 201203006370001 John Leair 3/9/12 5/16/12 Closed 500,000 1,161.93 0.00 1,161.93 Back contusion/chest wall contusion WC—MO VESSW US SW Central Region 21300 Sedgwick 201205002410001 Nicholas Miland 5/3/12 6/8/12 Closed 500,000 176.81 0.00 176.81 Left Ankle & knee sprain/strain WC—MO VESSW US SW Central Region 21305 Sedgwick 201108009150001 Hans Schmidt 8/12/11 9/16/11 Closed 500,000 483.28 0.00 483.28 Foreign body in left eye WC—MO VESSW US SW Central Region 21305 Sedgwick 201112014390001 Jenna Nelson 12/28/11 4/26/12 Closed 500,000 2,343.66 0.00 2,343.66 Experiencing numbness in fingers, hand and arm on the left side.—possible CTS WC—MO VESSW US SW Central Region 21305 Sedgwick 201112014870001 Scott Walczyk 12/28/11 2/28/12 Closed 500,000 626.42 0.00 626.42 Right ankle sprain WC—MO VESSW US SW Central Region 21305 Sedgwick 201205004580001 Jamie Conrad 5/7/12 Open 500,000 0.00 3,115.00 3,115.00 LT ankle sprain WC—MO VESSW US SW Central Region 21310 Sedgwick 201107003860001 Michael Wallace 7/6/11 8/12/11 Closed 500,000 939.03 0.00 939.03 Right ankle sprain WC—MO VESSW US SW Central Region 21310 Sedgwick 201107018120001 Dean Ryan 7/27/11 9/1/11 Closed 500,000 1,713.84 0.00 1,713.84 Laceration to forehead WC—MO VESSW US SW Central Region 21310 Sedgwick 201205004980001 Bruce Vance 5/7/12 Open 500,000 194.94 4,215.06 4,410.00 Open wound of R thumb w/nail bed laceration & avulsion of nail plate WC—MO VESSW US SW Central Region 21315 Sedgwick 201109003500001 Nicholas Dobbert 9/6/11 10/14/11 Closed 500,000 894.70 0.00 894.70 Driver was stung on the arm. WC—MO VESSW US SW Central Region 21315 Sedgwick 201110008780001 Todd Rosenthal 10/13/11 12/29/11 Closed 500,000 15.49 0.00 15.49 Rt shoulder pain, unknown cause WC—MO VESSW US SW Central Region 21334 Sedgwick 201108007920001 John Curtis 8/10/11 Open 500,000 177.84 797.16 975.00 Dog bite WC—MO VESSW US SW Central Region 21334 Sedgwick 201202012970001 Jerry Graves 2/22/12 3/28/12 Closed 500,000 250.00 0.00 250.00 Corneal abrasion WC—MO VESSW US SW Central Region 21334 Sedgwick 201204009250001 Joseph Bescup 4/16/12 5/18/12 Closed 500,000 1,778.33 0.00 1,778.33 Thoracol lumbar strain WC—MO VESSW US SW Central Region 21350 Sedgwick 201108012920001 Jeffrey Leach 8/18/11 10/28/11 Closed 500,000 1,231.78 0.00 1,231.78 Laceration left lower leg/calf WC—MO VESSW US SW Central Region 21350 Sedgwick 201108015070001 Jeff Ostovich 8/22/11 9/23/11 Closed 500,000 2,206.84 0.00 2,206.84 Bee sting reaction right middle finger WC—MO VESSW US SW Central Region 21350 Sedgwick 201109001640001 Jacob Sandlin 9/2/11 10/7/11 Closed 500,000 293.61 0.00 293.61 Bee Sting Left hand WC—MO VESSW US SW Central Region 21350 Sedgwick 201109002950001 Nathan Wheatley 9/6/11 10/27/11 Closed 500,000 2,757.26 0.00 2,757.26 Laceration to right index and middle fingers WC—MO VESSW US SW Central Region 21350 Sedgwick 201109008300001 Gerhard Davig 9/13/11 10/19/11 Closed 500,000 8.78 0.00 8.78 Debris in left eye WC—MO VESSW US SW Central Region 21350 Sedgwick 201110014400001 Peter Slawny 10/25/11 12/2/11 Closed 500,000 722.96 0.00 722.96 Right ankle sprain WC—MO VESSW US SW Central Region 21350 Sedgwick 201111014130001 Tony Kyrola 11/25/11 12/30/11 Closed 500,000 456.91 0.00 456.91 Conjunctivitis/Debris in left eye WC—MO VESSW US SW Central Region 21350 Sedgwick 201112002280001 Christopher Surwillo 12/5/11 2/22/12 Closed 500,000 1,611.39 0.00 1,611.39 LT eye corneal abrasion WC—MO VESSW US SW Central Region 21350 Sedgwick 201112012740001 J Manes 12/22/11 3/20/12 Closed 500,000 458.83 0.00 458.83 debris in left eye WC—MO VESSW US SW Central Region 21350 Sedgwick 201204001340001 Troy Boerschinger 4/2/12 5/7/12 Closed 500,000 9.15 0.00 9.15 Left elbow puncture wound WC—MO VESSW US SW Central Region 21350 Sedgwick 201205011810001 James Alessi 5/17/12 Open 500,000 0.00 3,110.00 3,110.00 Groin/Inner thigh strain/sprain WC—MO VESSW US SW Central Region 21375 Sedgwick 201108016750001 Richard Barnes 8/24/11 9/28/11 Closed 500,000 491.33 0.00 491.33 Laceration left forearm WC—MO VESSW US SW Central Region 21375 Sedgwick 201109006310001 William Crabtree 9/10/11 10/14/11 Closed 500,000 137.34 0.00 137.34 debris into the right eye. WC—MO VESSW US SW Central Region 21375 Sedgwick 201203003940001 Kenneth Harper 3/6/12 5/22/12 Closed 500,000 2,678.11 0.00 2,678.11 left hand tendititis WC—MO VESSW US SW Central Region 21375 Sedgwick 201205015050001 Matthew Craig 4/27/12 Open 500,000 3,034.49 1,963.41 4,997.90 neck/whiplash type injury WC—MO VESSW US SW Central Region 21390 Sedgwick 201204016890001 Steven Kraling 4/30/12 Open 500,000 2,303.45 4,306.55 6,610.00 Distal phalanx fracture left ring finger/laceration of distal left ring finger WC—MO VESSW US SW Central Region 21425 Sedgwick 201111014520001 Perry Williams 11/25/11 4/26/12 Closed 500,000 7,055.42 0.00 7,055.42 Low back pain WC—MO VESSW US SW Central Region 21430 Sedgwick 201204013210001 Jason Ott 4/23/12 5/22/12 Closed 500,000 943.58 0.00 943.58 NEEDLESTICK to left pinky WC—MO VESSW US SW Central Region 21435 Sedgwick 201201002060001 Robert Mohr 1/4/12 3/15/12 Closed 500,000 949.16 0.00 949.16 Left ankle fracture WC—MO VESSW US SW Central Region 21435 Sedgwick 201205000510001 Robert Kelly 4/30/12 6/8/12 Closed 500,000 769.55 0.00 769.55 Smash injury left index finger WC—MO VESSW US SW Central Region 21435 Sedgwick 201205010720001 Donald Vollert 5/15/12 6/13/12 Closed 500,000 166.00 0.00 166.00 Debris in right eye WC—MO VESSW US SW Corporate 21005 Sedgwick 201110001170001 Kristen Sobolewski 10/3/11 4/12/12 Closed 500,000 2,735.09 0.00 2,735.09 Bruised knee WC—MO VESSW US SW Corporate 21005 Sedgwick 201110003550001 Karin Szarzynski 10/7/11 3/15/12 Closed 500,000 909.25 0.00 909.25 Abrasions on right knee WC—MO VESSW US SW East Region 21015 Sedgwick 201203007890001 Jerry Blackwell 3/12/12 4/9/12 Closed 500,000 718.60 0.00 718.60 Debris in right eye WC—MO VESSW US SW East Region 21030 Sedgwick 201110002770001 Glenn Baird 10/5/11 1/19/12 Closed 500,000 393.05 0.00 393.05 minor burns to face and radiator fluid in eyes. WC—MO VESSW US SW East Region 21030 Sedgwick 201202015820001 Glenn Baird 2/27/12 4/11/12 Closed 500,000 1,025.97 0.00 1,025.97 Smoke inhalation WC—MO VESSW US SW East Region 21070 Sedgwick 201112014840001 Thaddeus Sorg 12/28/11 2/10/12 Closed 500,000 956.55 0.00 956.55 Contusion to head without LOC WC—MO VESSW US SW East Region 21070 Sedgwick 201203000280001 Amanda Reiter 2/29/12 4/27/12 Closed 500,000 1,232.24 0.00 1,232.24 Dislocation of Patella WC—MO VESSW US SW East Region 21080 Sedgwick 201111015540001 Samuel Lehman 11/29/11 2/10/12 Closed 500,000 4,845.28 0.00 4,845.28 small cut to back of head, head contusion. WC—MO VESSW US SW East Region 21115 Sedgwick 201201000220001 Richard Williams 12/30/11 2/28/12 Closed 500,000 1,820.17 0.00 1,820.17 Right knee sprain WC—MO VESSW US SW East Region 21115 Sedgwick 201202001990001 Justin Poole 2/1/12 3/23/12 Closed 500,000 558.92 0.00 558.92 Lt shoulder strain, contusion

Solid Waste AL, GL, WC Claim List 7/1/09—5/31/12

Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss WC—MO VESSW US SW East Region 21260 Sedgwick 201107015290001 Michael Kutchey 7/6/11 9/23/11 Closed 500,000 687.73 0.00 687.73 Second degree burn of right and left leg 945.20 WC—MO VESSW US SW East Region 21260 Sedgwick 201108000550001 Kenneth Daniel 7/29/11 11/16/11 Closed 500,000 1,418.15 0.00 1,418.15 Contusion of face, scalp, neck and Face laceration. WC—MO VESSW US SW East Region 21260 Sedgwick 201112004200001 Derek James 12/8/11 1/13/12 Closed 500,000 366.03 0.00 366.03 lumbar strain WC—MO VESSW US SW East Region 21260 Sedgwick 201204004970001 Charles Meier 3/22/12 5/9/12 Closed 500,000 594.36 0.00 594.36 Contusion of right hand WC—MO VESSW US SW East Region 21265 Sedgwick 201201010560001 Ronald Ruggs 1/18/12 3/14/12 Closed 500,000 364.45 0.00 364.45 ankle sprain/right WC—MO VESSW US SW East Region 21270 Sedgwick 201204012740001 Ronald Powers 4/14/12 Open 500,000 2,874.80 1,583.10 4,457.90 cervical strain WC—MO VESSW US SW East Region 21270 Sedgwick 201205008420001 Barry Byrwa 5/11/12 Open 500,000 218.02 4,589.88 4,807.90 trapezius strain WC—MO VESSW US SW East Region 21290 Sedgwick 201107007430001 Jesse Chapman 7/11/11 8/18/11 Closed 500,000 198.21 0.00 198.21 Bee sting to right flank WC—MO VESSW US SW East Region 21290 Sedgwick 201107012720001 Nicholas Boardman 7/15/11 8/24/11 Closed 500,000 224.74 0.00 224.74 Poison Ivy reaction WC—MO VESSW US SW East Region 21290 Sedgwick 201108006000001 John Kurtz 8/8/11 10/3/11 Closed 500,000 398.04 0.00 398.04 Pain Elbow, left WC—MO VESSW US SW East Region 21290 Sedgwick 201109000230001 Kevin Bolin 8/31/11 10/21/11 Closed 500,000 1,226.91 0.00 1,226.91 Rib Strain

Solid Waste AL, GL, WC Claim List 7/1/09—5/31/12

Policy Period overage Coverage Minor Business Unit Region Location TPA Claim Number Claimant Name Date of Loss Date Closed Status Deductible Net Paid Net Outstanding Net Incurred Description of Loss WC—MO VESSW US SW East Region 21290 Sedgwick 201202010780001 Brian Hunt 2/17/12 4/4/12 Closed 500,000 960.17 0.00 960.17 Left hand Laceration WC—MO VESSW US SW East Region 21290 Sedgwick 201202011450001 Phillip Kidwell 2/16/12 4/30/12 Closed 500,000 599.65 0.00 599.65 left ankle sprain WC—MO VESSW US SW East Region 21290 Sedgwick 201204000130001 Daniel Margerison 3/30/12 5/11/12 Closed 500,000 707.83 0.00 707.83 lumbar strain WC—MO VESSW US SW East Region 21290 Sedgwick 201205004140001 Zebulon Smith 5/4/12 6/8/12 Closed 500,000 237.75 0.00 237.75 Lumbar sprain/strain WC—MO VESSW US SW East Region 21325 Sedgwick 201107007770001 Blaine Ervin 7/12/11 8/31/11 Closed 500,000 254.43 0.00 254.43 Laceration right leg (shin) WC—MO VESSW US SW East Region 21325 Sedgwick 201205015960001 Lloyd Rogers 5/4/12 Open 500,000 0.00 1,412.00 1,412.00 contusion right shoulder and hip WC—MO VESSW US SW East Region 21333 Sedgwick 201202012470001 Kelly Brandon 2/21/12 3/30/12 Closed 500,000 1,982.57 0.00 1,982.57 Contusion to face/cheek WC—MO VESSW US SW East Region 21333 Sedgwick 201203006140001 John Angel 3/9/12 Open 500,000 1,212.63 227.37 1,440.00 IV was rear-ended by a 3rd party on hwy 27. After being rear-ended John felt pai WC—MO VESSW US SW East Region 21333 Sedgwick 201205015780001 Kelly Brandon 5/21/12 Open 500,000 0.00 3,549.00 3,549.00 contusion/bruise left hand. WC—MO VESSW US SW East Region 21363 Sedgwick 201205004360001 Allen Humerickhouse 5/4/12 6/8/12 Closed 500,000 421.00 0.00 421.00 Head laceration WC—MO VESSW US SW East Region 21365 Sedgwick 201110011630001 Richard Barber 10/11/11 1/19/12 Closed 500,000 7.55 0.00 7.55 Employee elected not to pursue a WC claim WC—MO VESSW US SW East Region 21460 Sedgwick 201107018980001 Jeffrey Hickle 7/28/11 2/9/12 Closed 500,000 2,935.93 0.00 2,935.93 sprain right ankle WC—MO VESSW US SW East Region 21460 Sedgwick 201109005530001 Larry Darnell 9/9/11 11/16/11 Closed 500,000 790.76 0.00 790.76 Laceration/Puncture, left index finger 883.0 WC—MO VESSW US SW East Region 21460 Sedgwick 201202016820001 Brian Gibbs 2/28/12 4/11/12 Closed 500,000 201.70 0.00 201.70 Abdominal strain/sprain WC—MO VESSW US SW East Region 21460 Sedgwick 201203014320001 Mary Matz 3/20/12 4/27/12 Closed 500,000 102.74 0.00 102.74 Right wrist sprain WC—MO VESSW US SW East Region 21460 Sedgwick 201204007800001 Larry Smith 4/12/12 Open 500,000 7.90 1,250.00 1,257.90 lumbar strain WC—MO VESSW US SW East Region 21460 Sedgwick 201204011860001 Marion Strosnider 4/16/12 Open 500,000 265.97 2,644.03 2,910.00 Lumbar strain/sprain WC—MO VESSW US SW East Region 21460 Sedgwick 201205012690001 Patrick Jordan 5/17/12 Open 500,000 0.00 3,410.00 3,410.00 Hip/thigh sprain/strain WC—MO VESSW US SW East Region 21470 Sedgwick 201107016830001 Stephen Dickson 7/24/11 9/16/11 Closed 500,000 163.70 0.00 163.70 Laceration to left shin (leg) WC—MO VESSW US SW East Region 21470 Sedgwick 201110010650001 Ronald Huey 10/18/11 12/29/11 Closed 500,000 765.92 0.00 765.92 Bruised eye, right WC—MO VESSW US SW East Region 21470 Sedgwick 201111005010001 Barry Moyer 11/8/11 1/4/12 Closed 500,000 232.42 0.00 232.42 Debris in eye WC—MO VESSW US SW East Region 21470 Sedgwick 201111011960001 Abraham Estrada 11/22/11 1/30/12 Closed 500,000 3,838.93 0.00 3,838.93 left ankle sprain WC—MO VESSW US SW East Region 21470 Sedgwick 201203017750001 Roy Lewis 3/29/12 5/25/12 Closed 500,000 1,041.11 0.00 1,041.11 Head laceration WC—MO VESSW US SW East Region 21472 Sedgwick 201201009020001 Randon Rickard 1/13/12 3/15/12 Closed 500,000 556.52 0.00 556.52 Left shoulder pain WC—MO VESSW US SW East Region 21472 Sedgwick 201203005160001 Jeremy Williams 3/8/12 4/20/12 Closed 500,000 380.28 0.00 380.28 Right shoulder sprain/strain WC—MO VESSW US SW East Region 21480 Sedgwick 201109013550001 Clinton Hendrick 9/22/11 11/14/11 Closed 500,000 797.07 0.00 797.07 laceration rt. index finger. WC—MO VESSW US SW East Region 21485 Sedgwick 201108020680001 Dennis Groves 8/31/11 3/14/12 Closed 500,000 3,751.83 0.00 3,751.83 left shoulder rotator cuff tear WC—MO VESSW US SW East Region 21485 Sedgwick 201109015820001 Robert Sollinger 9/20/11 11/4/11 Closed 500,000 876.65 0.00 876.65 insect bite, right leg WC—MO VESSW US SW East Region 21485 Sedgwick 201204007780001 James Weilacher 4/13/12 5/21/12 Closed 500,000 393.04 0.00 393.04 Rght hand strain WC—MO VESSW US SW East Region 21495 Sedgwick 201110000780001 Quintin Cotton 10/3/11 11/4/11 Closed 500,000 0.00 0.00 0.00 Torn tendon in right arm bicep WC—MO VESSW US SW East Region 21495 Sedgwick 201201004140001 Michael Finch 1/6/12 2/28/12 Closed 500,000 870.69 0.00 870.69 Right ankle sprain/strain WC—MO VESSW US SW East Region 21495 Sedgwick 201203003990001 David Darby 3/2/12 6/8/12 Closed 500,000 469.74 0.00 469.74 Left shoulder strain/sprain WC—MO VESSW US SW East Region 21505 Sedgwick 201108011390001 Barbara Jones 8/16/11 9/9/11 Closed 500,000 182.42 0.00 182.42 Ash/substance in both eyes, worse in RT eye WC—MO VESSW US SW East Region 21505 Sedgwick 201203006190001 Gary Patnaude 3/7/12 Open 500,000 1,549.69 3,160.31 4,710.00 cervical strain WC—MO VESSW US SW East Region 21505 Sedgwick 201205019480001 Stanley Banks 5/30/12 Open 500,000 0.00 1,015.00 1,015.00 head laceration WC—MO VESSW US SW East Region 21520 Sedgwick 201109001590001 James Pearson 9/2/11 2/24/12 Closed 500,000 3,733.02 0.00 3,733.02 RT shoulder pain/strain WC—MO VESSW US SW East Region 21520 Sedgwick 201202007260001 Bryan Baumgart 2/13/12 4/12/12 Closed 500,000 0.00 0.00 0.00 COPD—chronic obstructive pulmonary disease WC—MO VESSW US SW East Region 21610 Sedgwick 201205012890001 Donald Cato 5/18/12 Open 500,000 211.98 1,908.02 2,120.00 Low back pain WC—MO VESSW US SW East Region 21610 Sedgwick 201205013030001 Aaron Jones 5/21/12 Open 500,000 145.00 3,165.00 3,310.00 Left ankle sprain WC 1,210,572.39 1,704,332.52 2,914,904.91 07/01/2011—06/30/2012 2,161,362.68 2,815,790.45 4,977,153.13 Summary 13,145,660.11 9,442,665.70 22,588,325.81 Jun 14, 2012— 1 —4:11:41 PM Coverage : AL, GL, WC AND Date of Loss: Between Jul 1, 2009 12:00:00 AM and May 31, 2012 11:59:59 PM AND Business Unit: VESSW US AND NOT Coverage Minor: Incident AND Policy Period: 07/01/2009—06/30/2010, 07/01/2010 -Coverage : Ascending order ; Date of Loss: Ascending order

SCHEDULE 3.14 LITIGATION Members of the Company Group and the Seller Group are named as defendants in the following class action lawsuits: Danny Lynn Electrical & Plumbing, L.L.C., et al. v. Veolia ES Solid Waste Southeast, Inc., et al. (M.D. Ala., CV No. 2009-192), D&J Plastics, Inc. and Tower Road Fitness, Inc. v. Veolia ES Solid Waste Southeast, Inc., et al. (Super. Ct. of Muscogee County, Ga., No. 4-09-CV-156), Markaty, Inc. v. Veolia ES Solid Waste Midwest, LLC (N.D. Ill., Case No. 1:11-cv-05863), Janoka, Inc. v. Veolia ES Solid Waste Southeast, Inc. (M.D. Ala., Case No. 2:11-cv-00790-MHT-WC), JRM Properties, LLC v. Richard Burke, et al. (Cir. Ct. of Barbour County, Ala., Case No. CV-2012-900017), Bernard Cox v. Richard Burke, et al. (Cir. Ct. of Barbour County, Ala., Case No. CV-2012-900015), A-1 Lube & Car Wash v. Richard Burke, et al. (Dist. Ct. of Barbour County, Ala., Case No. DV-2012-005), and Pat O’Neal d/b/a Joey’s Thrift Mall v. Veolia ES Solid Waste Southeast, Inc., et al., (Super. Ct. of Muscogee County, Ga., 12-CV-647-05). The matters, filed by certain Veolia customers, contain claims including breach of contract, conspiracy, unjust enrichment, and RICO violations, and all involve similar allegations by the plaintiffs, namely that the defendants improperly charged certain fees to their customers in the named class, including fuel surcharges, administrative fees, service fees, and environmental fees. Defendants assert that their billing practices are permitted under their contracts and that the allegedly unlawful fees have been clearly set forth on the invoices consented to by plaintiffs. The status of these matters is further described in the litigation summary of the Company, attached as Exhibit 3.14.

Exhibit 3.14

LEGAL DEPARTMENT **LITIGATION STATUS** **Business Group: VES – Solid Waste**

Date: **May 1, 2012**
Country: **UNITED STATES**
Veolia SW Taylor County Landfill, LLC v. Environmental Synergies, Inc. & Brenda T. Head

Plaintiff	Defendant	Date filed	Followed by	Jurisdiction and Procedure	Subject of Litigation	Status
Veolia SS Taylor County Landfill, LLC	Environmental Synergies, Inc. & Brenda T. Head	5/9/11	Jeff Everett	Superior Court of Douglass County, Georgia	Veolia has sued to have 1994 agreement providing for royalty payments for waste disposal and landfill declared invalid as (a) agreement had no termination date, (b) landfill area was not defined, and (c) Head did not hold valid real estate broker's license.	Settled April 23,2012 for $220,787 in escrow, plus first quarter 2012 royalty payment (approximately $50,000), plus $50,000 per quarter over next 36 quarters, or approximately $2,070,000 in aggregate.

Additional Plaintiffs	Additional Defendants

Reserve: N/A
Insured: ☐ No ☒
Reservation of Rights: ☐ No ☒

Opposing Lawyer:
Ken Bernard, Sherrod & Bernard

Group Lawyer:
Jones, Cork & Miller

Deductible: $

1

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste

Date: March 2, 2012
Country: UNITED STATES
Brenda Mumma & Elizabethtown/Mountjoy Concerned Citizen Association v. Commonwealth of Pennsylvania Department of Environmental Protection & Veolia ES Lancaster, LLC

Plaintiff	Defendant	Date filed	Followed by	Jurisdiction and Procedure	Subject of Litigation	Status
Brenda Mumma & Elizabethtown/ Mountjoy Concerned Citizen Association	Commonwealth of Pennsylvania Department of Environmental Protection ("PA DEP") & Veolia ES Lancaster, LLC	4/18/11	Jeff Everett	Pennsylvania Environmental Hearing Board	Plaintiffs appealed PA DEP's approval of permit modification expanding the Veolia ES Lancaster Landfill	Settled. Veolia purchased Mumma's home for $1.25 million and lease property back to Mumma for 1 year.

Additional Plaintiffs	Additional Defendants

Reserve : $ NONE
Insured : Yes [ ] No [X]
Reservation of Rights : Yes [ ] No [X]
Deductible : $

Opposing Lawyer :
William Cluck

Group Lawyer:
Winifred Branton, Land Air Water Group

1

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste

Date: June 19, 2012
Country: UNITED STATES
Veolia ES Solid Waste Midwest, LLC vs. City of Evanston

Plaintiff	Defendant	Date filed	Followed by	Jurisdiction and Procedure	Subject of Litigation	Status
Veolia ES Solid Waste Midwest, LLC	City of Evanston	12/5/11	Michael Slattery	Circuit Court of Cook County, Illinois, Chancery Division	Suit challenges improper and burdensome ordinances amounting to a City attempt to improperly interfere with Veolia's transfer station operation.	Complaint filed alleging the Evanston ordinances violate the City Code, Illinois law and the Illinois Constitution for multiple reasons, not the least of which is a non-uniform tax imposed on transfer station operations and a requirement to disclose confidential customer lists. Veolia entered into a stipulation with the City to suspend the provision requiring customer identity disclosure in exchange for continuing to pay the per ton fee under protest. Judge Preston required that Veolia amend complaint and will give City leave to refile its answer thereto.

Additional Plaintiffs	Additional Defendants

Reserve : $ None
Insured : Yes [ ] No [X]
Reservation of Rights : Yes [ ] No [X]
Deductible : $ N/A

Opposing Lawyer : City Attorney

Group Lawyer: Gerald Callaghan, Freeborn, Peters

1

LEGAL DEPARTMENT | **LITIGATION STATUS** | **Business Group: VES – Solid Waste**

Date: June 19, 2012
Country: UNITED STATES
BFI Waste Systems of N.A., LLC, et al. vs. Veolia ES Arbor Hills Landfill, Inc.

Plaintiff	Defendant	Date filed	Followed by	Jurisdiction and Procedure	Subject of Litigation	Status
BFI Waste Systems of N.A., LLC & Allied Waste Industries, LLC	Veolia ES Arbor Hills Landfill, Inc.	1/17/2012	Michael Slattery	U.S. District Court, Eastern District of Michigan	Breach of contract related to Veolia's permitted expansion allegedly causing BFI increased financial and environmental exposure as a result of the Veolia 2009 expansion permit.	Complaint has been filed and the parties have agreed to extend the time for Veolia to answer or otherwise plead through April 10, 2012. Parties have met to hear BFI's issues and have had preliminary negotiations. We believe the BFI complaint is without basis and should be dismissed as a time-barred and impermissible collateral attack on the final expansion permit issued in December, 2009. Veolia's position is that the duly permitted expansion is not an imminent threat to the environment as alleged and in fact is an environmental enhancement. Also, the increased gas infrastructure expense to BFI that is complained of as a result of the expansion was an exposure allocated and assumed by BFI in the purchase and sale agreement in view of the fact that they reserved all benefits and responsibilities for the landfill gas system for the East (BFI closed site) and West (Veolia) Landfills and expansions thereof. Accordingly, Veolia filed a motion to dismiss the amended complaint on May 2nd. At May Status Hearing, the Court indicated it would neither disturb the MDEQ permit nor did it see environmental risk or urgency and was inclined against Republic on both counts. Continuing negotiations with Republic. The risk to Veolia is deemed to be negligible at this time based upon the investigation to date and the review of applicable law. It is believed that if the matter cannot be resolved by settlement discussions, a Motion to Dismiss or possibly a Motion for Summary Judgment should resolve the litigation in Veolia's favor. Estimate of legal fees and costs is premature and is dependent on whether the case can be dismissed at the Motion to Dismiss or the Motion for Summary Judgment stage.

Additional Plaintiffs	Additional Defendants

Reserve: Premature
Insured: [ ] No [X]
Reservation of Rights: [ ] No [X]

Opposing Lawyer: William Beck, Lathrop & Gage

Group Lawyer: Philip Comella, Seyfarth & Shaw

Deductible: $ N/A

1

LEGAL DEPARTMENT **LITIGATION STATUS** **Business Group: VES – Solid Waste**

Date: June 12, 2012
Country: UNITED STATES
Kurt F. Wilkening v. Veolia ES Pecan Row and Veolia ES Evergreen Landfill, Inc.

:

Plaintiff	Defendant	Date filed	Followed by	Jurisdiction and Procedure	Subject of Litigation	Status
Kurt Wilkening	Veolia ES Pecan Row Landfill, LLC and Veolia ES Evergreen Landfill, Inc.	10/20/2010	Michael Slattery	U.S. District Court for Middle District of Georgia	Alleged breach of Royalty Agreement for failure of Veolia to pay royalties on "beneficial use material." In addition, Declaratory Judgment request declaring Evergreen Landfill as a "contiguous expansion" of Pecan Row.	Summary Judgment granted to Plaintiff on Damages and Declaratory claims. A judgment was entered from which Veolia appealed to the Federal Court of Appeals (11th Circuit). Veolia's brief is now not due until June 26, and Wilkening's brief is due a month later. We are requesting oral argument which will likely be in September or October, and a decision several months later, so a decision from the Court will likely be rendered during the first quarter of 2013. The Court is requiring the parties to participate in a mediation to discuss potential settlement, but it is unlikely that the case will be settled at this point.

Additional Plaintiffs	Additional Defendants

Reserve : $ **$1.0M**
Insured : Yes ☐ No ☒
Reservation of Rights : Yes ☐ No ☒
Deductible : $ **N/A**

Opposing Lawyer:
Wade H. Coleman

Group Lawyer:
Robert Norman, Jones Cork & Miller
Rik Tozzi (appeal), Burr & Forman

5

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste Date: June 12, 2012 Country: UNITED STATES JANOKA, INC. V. VES-SW SOUTHEAST, INC. Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure Janoka, Inc. Veolia ES Solid August 5, 2011 Michael K. United States District Court, Purported class action which amounts See Potthoff Waste Southeast, Slattery for Middle District of Alabama to a Potthoff filed in Barbour County, Inc. Northern Division Alabama Additional Additional Plaintiffs Defendants Opposing Lawyer : Group Lawyer: Mike Slattery Rik S. Tozzi, Burr & Forman LLP Reserve : $ Insured : Yes No ✓ Reservation of Rights : Yes No ✓ Deductible : $N/A

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste June 12, 2012 Country: UNITED STATES MARKATY v. VEOLIA ES SOLID WASTE SOUTHEAST, INC., ET AL. McCallum, Methvin & Terrell, P.C. Rik S. Tozzi, Burr & Forman LLP Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure Markaty, Inc., Veolia ES Solid August 24, Michael K. United States District Court, Purported class action which amounts See Potthoff. individually and Waste Midwest 2011 Slattery Northern District of Illinois, to a Potthoff extension only in this on behalf of a Eastern Division case applicable to Michigan, Indiana, class of similarly Kentucky, Minnesota, Illinois and situated Missouri customers. individuals Additional Additional Plaintiffs Defendants Reserve : $ Insured : Yes No ✓ Reservation of Rights : Yes No ✓ Deductible : $N/A Opposing Lawyer : Group Lawyer: Mike Slattery Robert Foote, Foote, Meyers, Mielke Rik S. Tozzi, Burr & Forman LLP & Flowers, LLC Kathleen Chavez, Chavez Law Firm Peter Currie, Currie Law Firm

LEGAL DEPARTMENT **LITIGATION STATUS** **Business Group: VES – Solid Waste**

Date: June 12, 2012
Country: UNITED STATES
D&J PLASTICS v. VEOLIA ES SOLID WASTE SOUTHEAST, INC., ET AL.

Plaintiff	Defendant	Date filed	Followed by	Jurisdiction and Procedure	Subject of Litigation	Status
D&J Plastics, Inc. and Tower Road Fitness, Inc.	Veolia ES Solid Waste Southeast, Inc., Veolia ES Solid Waste of North America, LLC and Veolia Environmental Services North America Corp.	October 26, 2009	Michael K. Slattery	Superior Court of Muscogee County, State of Georgia	D&J Plastics, a $300 per month permanent roll-off customer has sued on behalf of a purported class of similarly situated customers who were charged fuel surcharges, environmental fees, administrative fees and other service fees in alleged breach of contracts or otherwise in an improper or unlawful manner. A second named plaintiff, Tower Road Fitness, Inc. does not appear to have a Veolia service agreement, but the investigation continues. The claim requests damages based upon the alleged unlawful assessment of such fees in breach of the customer service agreements and that these fees unjustly enrich Veolia. Suit also seeks treble damages and attorneys' fees under the state "RICO" statute as well as injunctive relief aimed at restraining Veolia from charging such fees in the future. Although suit was filed on October, 26, 2009, service of process was not accomplished until November 16, 2009. Plaintiffs have added Veolia ES Solid Waste of North America, LLC and Veolia Environmental Services North America Corporation in an attempt to buttress a dubious state law RICO claim. The named Plaintiff in this claim is represented by the same law firm that filed the Potthoff litigation in Alabama.	***See*** ***Potthoff***

Additional Plaintiffs	Additional Defendants

Reserve : $
Insured : Yes ☐ No ☑
Reservation of Rights : Yes ☐ No ☑
Deductible : $N/A

Opposing Lawyer : Robert G. Methvin, Jr. and Rodney E. Miller
McCallum, Methvin & Terrell, P.C.

Group Lawyer: Mike Slattery
Rik S. Tozzi, Burr & Forman LLP

4

LEGAL DEPARTMENT **LITIGATION STATUS** **Business Group: VES – Solid Waste**

Date: June 12, 2012
Country: UNITED STATES
Potthoff v. Veolia ES Solid Waste Southeast, Inc., et al

Plaintiff	Defendant	Date filed	Followed by	Jurisdiction and Procedure	Subject of Litigation	Status
Kevin Potthoff, et al.	Veolia ES Solid Waste Southeast, Inc., Veolia ES Solid Waste, Veolia Environmental Services, Veolia Environmental Services North America Corp.	February 2, 2009	Michael Slattery	Civil Federal Court	Potthoff, a $272.00 one-time roll-off customer, sues on his own behalf as well as on behalf of other similarly situated Alabama commercial customers (purported class action) alleging that the Company's billing and collection of fuel, environmental and other surcharges and fees are unlawful, in breach of our service agreements and unjustly enrich the Company to the detriment of such Alabama customers. Suit was filed on February 2, 2009 and served on February 5, 2009	Mediation was held before Judge Sheila Finnegan on May 14th. All of the purported class action litigation lawsuits were settled on May 22nd and Judge Finnegan will continue to work with plaintiffs' counsel and Veolia to finalize the settlement. The settlement administration process is anticipated to take 6-8 months. The initial settlement pool is $15 million, out of which Plaintiffs' counsel fees and costs are to be paid, based upon their petition for fees. Typically, such fee petitions seek 25% - 33 1/3% of the initial settlement pool. The remainder of the pool would be available for a claims-made payout with reversion rights in Veolia for all pool funds remaining unclaimed, except for a minimum agreed payout of at least 25% of this claims pool. While there are no guarantees, the claims administration experts typically experience between 20% and 30% claims rates. The pro rata payout to customers could be $10-20 or less, which may lead claimants to think making a claim is not worth the effort of filing a claim. The settlement will bind all class members unless they opt out of the settlement. If too many opt out, Veolia could cancel the settlement. If the settlement remains in place, however, Veolia will save millions in defense costs. Veolia will bear the claims administration costs out of its pocket over and above the settlement pools, which are estimated at $450-600k.

Additional Plaintiffs	Additional Defendants

Reserve: $500,000
Insured: [ ] No [X]
Reservation of Rights: [ ] No [ ]
Deductible: €

Opposing Lawyer:
McCallum, Methvin & Terrell, P.C.

Group Lawyer:
Michael Slattery
Rik S. Tozzi, Burr & Forman LLP

1

LEGAL DEPARTMENT **LITIGATION STATUS** **Business Group: VES – Solid Waste**

Date: **March 19, 2012**
Country: **USA**
VESSW SE v. Port Orange, FL, Waste Pro of FL

Plaintiff	Defendant	Date filed	Followed by	Jurisdiction and Procedure	Subject of Litigation	Status
Veolia ES Solid Waste Southeast, Inc.	City of Port Orange, FL Waste Pro of Florida, Inc.	October 28, 2011	Amended Complaint on October 31, 2011	Circuit Court of the 7th Judicial Circuit in Volusia County Florida	Veolia is claiming a breach of contract against City of Port Orange and tortious interference of a contract against Waste Pro with respect to the City of Port Orange Solid Waste and Recyclables collection contract. Veolia is seeking lost profits and other reliance damages after purchasing equipment and vehicles to perform the contract awarded to Veolia.	Veolia is amending its complaint after failing to obtain a temporary restraining order against the City and Waste Pro from signing a waste services contract.

Additional Plaintiffs	Additional Defendants

Reserve: None
Insured: ☐ No ☒
Reservation of Rights: ☐ No ☐

Opposing Lawyer:
Margaret Roberts, LaRue Williams; City Attorney
Jim Morris, Waste Pro Attorney;

Group Lawyer:

Deductible: $None

1

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste Date: July 3, 2012 Country: UNITED STATES Paulus, Sokolowski & Sartor, LLC (PS&S) v. Paul D’Ambrosio; John Does; ABC Corporation; Eastern Waste Services Corp (n/k/a Veolia ES Solid Waste of NJ, Inc.) Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure Paulus, Sokolowski & Paul D’Ambrosio; 3/27/12 Superior Court of PS&S was hired by D’Ambrosio as Veolia made a demand on D’Ambrosio for indemnification per D’Ambrosio’s post- Sartor, LLC (PS&S) John Does New Jersey a consultant for cleanup work on closing obligations. D’Ambrosio acknowledged its obligation and is working to ABC Corporation property owned by Veolia. settle the claim. Eastern Waste Services D’Ambrosio is required per a sale Corp (n/k/a Veolia ES agreement to remediate property it Solid Waste of NJ, Inc.) sold to Veolia. This is a breach of contract action for failure of D’Ambrosio to pay for services rendered by PS&S as part of D’Ambrosio’s obligation to remediate Veolia’s property. PS&S is seeking $25,013.16 in unpaid fees. Additional Plaintiffs Additional Defendants Opposing Lawyer: Group Lawyer: Reserve: Insured: No x Reservation of Rights: No Deductible: $

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste Date: As of June 12, 2012 Country: USA JUBENTINO, ALFARO Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure Jubentino, Alfaro/ SW/Veolia ES Solid March 7, 2008 EEOC Charge (disability; failure As of June 4, 2009 awaiting investigator’s determination. EEOC Waste Midwest, LLC EEOC to make reasonable accommodation) Additional Plaintiffs Additional Defendants Opposing Lawyer: Group Lawyer: None Daryll Neuser Reserve: $0 Insured: Yes No X Reservation of Rights: Yes No Deductible: $0

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste Date: As of June 12, 2012 Country: USA NEWLAND, JOHN Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure Newland, John/ SW/Veolia ES Solid June 4, 2008 EEOC EEOC Charge (national origin and As of June 4, 2009 awaiting investigator’s determination. EEOC Waste Midwest, LLC retaliation) Additional Additional Plaintiffs Defendants Opposing Lawyer : Group Lawyer: None Daryll Neuser Reserve : $0 Insured : Yes No X Reservation of Rights : Yes No Deductible : $o

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste Date: As of June 12, 2012 Country: USA QUIROGA, MANUEL: Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure Quiroga, SW/Veolia ES Solid April 30, 2008 EEOC EEOC Charge (race) As of June 4, 2009 awaiting investigator’s determination. Manuel/ EEOC Waste Midwest, LLC Additional Additional Plaintiffs Defendants Opposing Lawyer : Group Lawyer: None Robert Muten Reserve : $0 Insured : Yes No X Reservation of Rights : Yes No Deductible : $0

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste Date: As of June 12, 2012 Country: USA QUIROGA, MANUEL: Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure Quiroga, SW/Veolia ES Solid May 4, 2010 EEOC EEOC Charge (retaliation) On May 14, 2010, Quiroga filed a second EEOC charge alleging the Company Manuel/ EEOC Waste Midwest, LLC provided unfavorable references; position statement filed on June 10, 2010 Additional Additional Plaintiffs Defendants Reserve : $0 Insured : Yes No X Reservation of Rights : Yes No Deductible : $0 Opposing Lawyer : Group Lawyer: None Robert Muten

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste Date: As of June 12, 2012 Country: USA WOODS, JACKIE: Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure Woods, Jackie/ SW/Veolia ES Solid October 14, Wisconsin Department of EEOC and Wisconsin DWD-ERD Former employee alleges that suspension was due to age and his protected conduct; EEOC and WI Waste Midwest, LLC 2011 Workforce Development –(age discrimination) position statement filed on 11/22/11. DWD-ERD Equal Rights Division Additional Additional Plaintiffs Defendants Opposing Lawyer : Group Lawyer: None Daryll Neuser Reserve : $0 Insured : Yes No X Reservation of Rights : Yes No Deductible : $0

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste Date: As of June 12, 2012 Country: USA JOHNSON, BILL: Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure Johnson, Bill/ SW/Veolia ES Solid January 19, State of Missouri MO Commission on Human Rights Former employee alleges that he was disciplined and terminated due to age; initial MO Commission Waste Midwest, LLC 2012 Commission on Human(age discrimination) position statement filed on 4/9/12; charge dismissed on 4/27/12 on Human Rights Rights Additional Additional Plaintiffs Defendants Opposing Lawyer : Group Lawyer: None Robert Muten Reserve : $0 Insured : Yes No X Reservation of Rights : Yes No Deductible : $0

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste Date: As of June 12, 2012 Country: USA TORRES, FREDERICO: Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure Torres, SW/Veolia ES Solid February 3, EEOC EEOC Charge (race, national origin Notice of Unperfected Charge of Discrimination dated 2/3/12; perfected charge to Frederico/ Waste Midwest, LLC 2012 and age discrimination claim) follow; no action required at this time. EEOC Additional Additional Plaintiffs Defendants Opposing Lawyer : Group Lawyer: None Robert Muten Reserve : $0 Insured : Yes No X Reservation of Rights : Yes No Deductible : $0

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste Date: As of June 12, 2012 Country: USA WELCH, CHARLES: Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure Welch, Charles SW/Veolia ES Solid October 28, United States District Court Retaliatory discharge and breach of Former employee alleges retaliatory discharge; removal paperwork filed 10/28/11; Waste Midwest, LLC 2011 for the Northern District of contract. plaintiff files Amended Complaint on 11/30/11; plaintiff voluntarily withdraws Count II Illinois Eastern Division(breach of contract) on 12/8/11; Answer filed on 12/14/11; serve Defendant’s Initial Disclosures, Defendant’s First Set of Interrogatories and Defendant’s First Set of Requests for Production of Documents on Welch on 1/6/12; Welch’s discovery responses received on 3/6/12; Welch deposed on 4/25/12; Rule 11 letter sent to opposing counsel on 5/17/12; discovery cut off is 7/31/12; deadline to file dispositive motions is 8/31/12. Additional Additional Plaintiffs Defendants Opposing Lawyer : Group Lawyer: Matthew Katz, Esq. Robert Muten Reserve : $0 Insured : Yes No X Reservation of Rights : Yes No Deductible : $0

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste Date: As of June 12, 2012 Country: USA JACOBSON, TERESA: Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure Jacobson, SW/Veolia ES Solid October 20, State of Missouri MO Commission on Human Rights Charge of Discrimination filed on 10/20/11; initial position statement filed on 1/6/12. Teresa/ MO Waste Midwest, LLC 2011 Commission on Human(Gender and Retaliation) Commission on Rights Human Rights Additional Additional Plaintiffs Defendants Cory DeMaris Opposing Lawyer : Group Lawyer: None Robert Muten Reserve : $0 Insured : Yes No X Reservation of Rights : Yes No Deductible : $0

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste Date: As of June 12, 2012 Country: USA SOLOMON, ROBERT: Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure Solomon, SW/Veolia ES Solid EEOC EEOC Charge/disability EEOC dismissed and issued Right To Sue letter. Federal right to sue period has Robert/ EEOC Waste Southeast expired without lawsuit. In addition, Solomon has 4 years to sue in Florida state court; SOL will expire in October 2012 Additional Additional Plaintiffs Defendants Opposing Lawyer : Group Lawyer: None Daryll Neuser Reserve : $0 Insured : Yes No X Reservation of Rights : Yes No Deductible : $0

LEGAL DEPARTMENT | **LITIGATION STATUS** | **Business Group: VES – Solid Waste**

Date: As of June 12, 2012
Country: USA
TOTOWA, NJ ULPC:

Plaintiff	Defendant	Date filed	Followed by	Jurisdiction and Procedure	Subject of Litigation	Status
Union/NLRB	SW/Veolia ES Solid Waste of NJ, Inc.	June 23, 2011		National Labor Relations Board	Bad Faith Bargaining and Discrimination	Union filed unfair labor practice charge on 6/23/11 alleging use of Drive Cam evidence for discipline is contrary to labor agreement thus bad faith bargaining and that company has been harassing the union standard; Union filed amended charge on 7/19/11 alleging direct dealing with employees on discipline; union filed second amended charge on September 1, 201; NLRB finds merit to allegations regarding Drive Cam and information request; Union withdraws charge allegation regarding harassment of Union steward; NLRB issues complaint on 11/29/11; Answer due 12/13/11; Hearing scheduled for 1/19/12; hearing re-scheduled for 2/9/12; settlement conference scheduled for 2/9/12; settlement on failure to provide information reached on 2/15/12; NLRB defers to arbitration remaining portions of complaint; hearing was held on 4/5/12, 4/18/12, 4/30/12, 5/14/12 and 5/15/12; post-hearing brief is due 6/20/12

Additional Plaintiffs	Additional Defendants

Reserve : $0
Insured : Yes [ ] No [X]
Reservation of Rights : Yes [ ] No [ ]
Deductible : $0

Opposing Lawyer :
NLRB and Michael McLaughlin, Esq. for Teamsters Local 125

Group Lawyer:
Daryll Neuser

11

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste Date: As of June 12, 2012 Country: USA Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure SW/Veolia ES Solid January 2011 Grievance arbitration Labor Arbitrations/Discharge Company was notified by Union that employee was not in good standing with Union; Waste Midwest, LLC Company discharged employee pursuant to obligation in labor agreement; Union is seeking to arbitrate the issue; arbitrator selected and hearing scheduled for 2/16/11; parties agree to hold in abeyance; settled for $100 which includes full release and waiver of claims. Additional Additional Plaintiffs Defendants Opposing Lawyer : Group Lawyer: None Daryll Neuser Reserve : $0 Insured : Yes No x Reservation of Rights : Yes No Deductible : $0

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste Date: As of June 12, 2012 Country: USA Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure SW/Veolia ES Solid March 2011 Grievance arbitration Labor Arbitration/Discharge Former employee alleges discharge was without just cause; Union appears to have Waste Midwest, LLC abandoned grievance. Additional Additional Plaintiffs Defendants Opposing Lawyer : Group Lawyer: None Daryll Neuser Reserve : $0 Insured : Yes No x Reservation of Rights : Yes No Deductible : $0

LEGAL DIEPARTMENT LITIGATION STATUS Business Group: VES—Solid Waste Date: As of June 12, 2012 Country · USA Jurisdiction and Subject of litigation Plaintiff Defendant Date filed Followed by Status Procedure SWNeolia ES Solid March 21, 2011 Grievance arbitration Labor Arbitration/Discipline Employee alleges that discipline for preventable injul’)’ was without just cause.— Waste of NJ, Inc. — Additional Additional Plaintiffs Defendants Opposing Lawyer: Group Lawyer: Michael Mclaughlin, Esq. (Union Daryll Neuser Lawyer) Reserve: $0 Insured : Yes D No [X] Reservation of Rights : Yes D No D Deductible : $0

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste Date: As of June 12, 2012 Country: USA Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure SW/Veolia ES Solid April 6, 2011 Grievance arbitration Labor Arbitration/Discipline Former employee alleges that discharge for gross negligence was without just cause; Waste of NJ, Inc. arbitrator decides in favor of Veolia and denies grievance on 6/5/12 Additional Additional Plaintiffs Defendants Opposing Lawyer : Group Lawyer: Michael McLaughlin, Esq. (Union Daryll Neuser Lawyer) Reserve : $0 Insured : Yes No X Reservation of Rights : Yes No Deductible : $0

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste Date: As of June 12, 2012 Country: USA Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure SW/Veolia ES Solid February 2011 Grievance arbitration Labor Arbitration/Discipline Employee alleges that discipline was without just cause; withdrawn by union. Waste of NJ, Inc. Additional Additional Plaintiffs Defendants Opposing Lawyer : Group Lawyer: Michael McLaughlin, Esq. (Union Daryll Neuser Lawyer) Reserve : $0 Insured : Yes No x Reservation of Rights : Yes No Deductible : $0

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste

Date: As of June 12, 2012
Country: USA
[redacted]:

Plaintiff	Defendant	Date filed	Followed by	Jurisdiction and Procedure	Subject of Litigation	Status
[redacted]	SW/Veolia ES Solid Waste of NJ, Inc.	February 17, 2011		Grievance arbitration	Labor Arbitration/Discipline	Union disputes company has contract right to use DriveCam to support discipline decisions.

Additional Plaintiffs	Additional Defendants

Reserve : $0
Insured : Yes [ ] No [X]
Reservation of Rights : Yes [ ] No [ ]
Deductible : $0

Opposing Lawyer :
Michael McLaughlin, Esq. (Union Lawyer)

Group Lawyer:
Daryll Neuser

17

LEGAL DEPARTMENT **LITIGATION STATUS** **Business Group: VES – Solid Waste**

Date: As of June 12, 2012
Country: USA
[redacted]:

Plaintiff	Defendant	Date filed	Followed by	Jurisdiction and Procedure	Subject of Litigation	Status
[redacted]	SW/ Veolia ES Solid Waste of NJ, Inc.	March 24, 2011		Grievance arbitration	Labor Arbitration/Termination	Union disputes company has contract right to use DriveCam to support discipline decisions.

Additional Plaintiffs	Additional Defendants

Reserve : $0
Insured : Yes [ ] No [X]
Reservation of Rights : Yes [ ] No [ ]
Deductible : $0

Opposing Lawyer :
Michael McLaughlin, Esq. (Union Lawyer)

Group Lawyer:
Daryll Neuser

18

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste Date: As of June 12, 2012 Country: USA Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure SW/ Veolia ES Solid April 28, 2011 Grievance arbitration Labor Arbitration/Harassment Union disputes company has contract right to use DriveCam to support discipline Waste of NJ, Inc. decisions. Additional Additional Plaintiffs Defendants Opposing Lawyer : Group Lawyer: Michael McLaughlin, Esq. (Union Daryll Neuser Lawyer) Reserve : $0 Insured : Yes No x Reservation of Rights : Yes No Deductible : $0

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste Date: As of June 12, 2012 Country: USA Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure SW/ Veolia ES Solid March 2, 2011 Grievance arbitration Labor Arbitration/Termination Union disputes company has contract right to use DriveCam to support discipline Waste of NJ, Inc. and March 4, decisions; these grievances were consolidated with arbitration on issue of whether 2011 Veolia lawfully uses Drive Cam evidence to support employee discipline Additional Additional Plaintiffs Defendants Opposing Lawyer : Group Lawyer: Michael McLaughlin, Esq. (Union Daryll Neuser Lawyer) Reserve : $0 Insured : Yes No x Reservation of Rights : Yes No Deductible : $0

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste Date: As of June 12, 2012 Country: USA Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure SW/Veolia ES Solid May 6, 2011 Grievance arbitration Labor Arbitration/Discipline Union disputes company has contract right to use DriveCam to support discipline Waste of NJ, Inc. and April 25, decisions. 2011 Additional Additional Plaintiffs Defendants Opposing Lawyer : Group Lawyer: Michael McLaughlin, Esq. (Union Daryll Neuser Lawyer) Reserve : $0 Insured : Yes No x Reservation of Rights : Yes No Deductible : $0

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES—Solid Waste Date: As of June 12, 2012 Co USA Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure SWN eolia ES Solid May 11 , 201 1 Grievance arbitration Labor Arbitration/Discipline Union disputes company has contract right to use DriveCam to support discipline Waste of NJI, Inc. and September decisions. 28, 2011 Additional Additional Plaintiffs Defendants Opposing Lawyer : Group Lawyer: Michael Mclaughlin, Esq. (Union Daryl! Neuser Lawyer) Reserve: $0 Insured: Yes D No X Reservation of Rights : Yes D No D Deductible: $0

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste Date: As of June 12, 2012 Country: USA Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure SW/Veolia ES Solid March 19, Grievance arbitration Labor Arbitration/Termination Union disputes company has contract right to use DriveCam to support discipline Waste of NJ, Inc. 2011, decisions. November 1, 2011, November 8, 2011 and January 24, 2012 Additional Additional Plaintiffs Defendants Opposing Lawyer : Group Lawyer: Michael McLaughlin, Esq. (Union Daryll Neuser Lawyer) Reserve : $0 Insured : Yes No x Reservation of Rights : Yes No Deductible : $0 23

LEGAL DEPARTMENT **LITIGATION STATUS** **Business Group: VES – Solid Waste**

Date: As of June 12, 2012
Country: USA
[redacted]

Plaintiff	Defendant	Date filed	Followed by	Jurisdiction and Procedure	Subject of Litigation	Status
[redacted]	SW/Veolia ES Solid Waste of NJ, Inc.	November 11, 2011		Grievance arbitration	Labor Arbitration/Discipline	Union disputes company has contract right to use DriveCam to support discipline decisions.

Additional Plaintiffs	Additional Defendants

Reserve : $0
Insured : Yes [ ] No [x]
Reservation of Rights : Yes [ ] No [ ]
Deductible : $0

Opposing Lawyer :
Michael McLaughlin, Esq. (Union Lawyer)

Group Lawyer:
Daryll Neuser

24

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste Date: As of June 12, 2012 Country: USA Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure SW/Veolia ES Solid June 9, 2011 Grievance arbitration Labor Arbitration/Discipline Union disputes company has contract right to use DriveCam to support discipline Waste of NJ, Inc. decisions. Additional Additional Plaintiffs Defendants Opposing Lawyer : Group Lawyer: Michael McLaughlin, Esq. (Union Daryll Neuser Lawyer) Reserve : $0 Insured : Yes No x Reservation of Rights : Yes No Deductible : $0 25

LEGAL DIEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste Date: As of June 12, 2012 Jurisdiction and Subject of litigation Plaintiff Defendant Date filed Followed by Status Procedure SWN eolia ES Solid November 2011 Grievance arbitration Labor Arbitration/Discipline Employee alleges want of just cause for discipline; hearing held on 4/9/1 2; post- Waste Midwest, LLC hearing brief filed on 5/22112 Additional Additional Pla intiffs Defendants IGroup Lawyer; Opposing Lawyer Daryll Neuser Kyle McCoy Reserve: $0 Insured : Yes D No [:!:] Reservation of Rights : Yes D No D Deductible : $0 26

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste Date: As of June 12, 2012 Country: USA Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure SW/Veolia ES Solid November 2011 Grievance arbitration Labor Arbitration/Discipline Employee alleges want of just cause for discipline; settled by parties Waste Midwest, LLC Additional Additional Plaintiffs Defendants Opposing Lawyer : Group Lawyer: None Daryll Neuser Reserve : $0 Insured : Yes No x Reservation of Rights : Yes No Deductible : $0 27

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste Date: As of June 12, 2012 Country: USA Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure SW/Veolia ES Solid October 2011 Grievance arbitration Labor Arbitration/Discipline Employee alleges want of just cause for discipline; parties discussing possible Waste Midwest, LLC settlement; settled by parties Additional Additional Plaintiffs Defendants Opposing Lawyer : Group Lawyer: None Daryll Neuser Reserve : $0 Insured : Yes No x Reservation of Rights : Yes No Deductible : $0 28

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste Date: As of June 12, 2012 Country USA Jurisdiction and Subject of litigation Plaintiff Defendant Date filed Followed by Status Procedure SWNeolia ES Solid November 201 1 Grievance arbitration Labor Arbitration/Discipline Former employee alleges termination without just cause. Waste Midwest, LLC Additional Additional Plaintiffs Defendants Reserve: $0 IOpposing Lawyer : IGroup Lawyer : None Daryll Neuser Reserve: $0 Insured : Yes D No [X] Reservation of Rights : Yes D No D Deductible : $0 29

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste Date: As of June 12, 2012 Country: USA Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure SW/Veolia ES Solid December 14, Grievance arbitration Labor Arbitration/Termination Former employee alleges termination without just cause. Waste Midwest, LLC 2011 Additional Additional Plaintiffs Defendants Opposing Lawyer : Group Lawyer: None Daryll Neuser Reserve : $0 Insured : Yes No x Reservation of Rights : Yes No Deductible : $0 30

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste Date: As of June 12, 2012 Country: USA ORCHARD HILLS UNION ORGANIZING PETITION: Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure Operating SW/Veolia ES January 25, National Labor Relations Union Representation Issues Operating Engineers Local 150 has filed a representation petition seeking to Engineers Local Orchard Hills 2012 Board represent two landfill technicians; Stipulated Election Agreement signed by parties; 150 Landfill, Inc. election to be held on 3/2/12; employees voted to be represented by Local 150; negotiations for first labor agreement underway Additional Additional Plaintiffs Defendants Opposing Lawyer : Group Lawyer: Charles Kiser, Esq. Daryll Neuser Reserve : $0 Insured : Yes No x Reservation of Rights : Yes No Deductible : $0 31

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste Date: As of June 12, 2012 Country: USA GRANT, TIMOTHY A.: Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure Grant, Timothy SW/Veolia ES Solid December 21, Circuit Court of Cook County, Worker’s Compensation Retaliation/ Former employee alleges retaliatory discharge for exercising rights under Illinois A. Waste Midwest, LLC 2011 Illinois (removed to federal Retaliatory Discharge Worker’s Compensation Act; settled by parties court – United States District Court for the Northern District of Illinois Eastern Division) Additional Additional Plaintiffs Defendants Opposing Lawyer: Group Lawyer: John Placek, Esq. Robert Muten Reserve : $0 Insured : Yes No x Reservation of Rights : Yes No Deductible : $0 32

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste Date: As of June 12, 2012 Country: USA STAFFAN, EDWARD: Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure Edward Steffan SW/Veolia ES Solid EEOC and Michigan Employment Discrimination Charge Former employee alleges that termination was due to disability; position statement Waste Midwest, LLC Department of Civil Rights(disability) filed on May 24, 2012 Additional Additional Plaintiffs Defendants Opposing Lawyer: Group Lawyer: None Daryll Neuser Reserve : $0 Insured : Yes No x Reservation of Rights : Yes No Deductible : $0

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste Date: As of June 12, 2012 Country: USA GRANT, TIMOTHY A.: Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure United States SW/Veolia ES Solid None US DOL conducting US DOL audit to determine whether Audit in progress; closing conference expected soon Department of Waste Midwest, LLC prevailing wage audit for SW has paid prevailing wage on jobs Labor Muskego facility where SW Muskego facility is federal contractor or subcontractor. Additional Additional Plaintiffs Defendants Opposing Lawyer: Group Lawyer: None Daryll Neuser Reserve : $0 Insured : Yes No x Reservation of Rights : Yes No Deductible : $0

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste Date: As of June 12, 2012 Country: USA Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure SW/Veolia ES Solid October 14, Labor arbitration Termination Former employee alleges that termination from employment not supported by just Waste Midwest, LLC 2011 cause; hearing scheduled for May 31, 2012 Additional Additional Plaintiffs Defendants Opposing Lawyer: Group Lawyer: Scott Soldon, Esq. (Union Lawyer) Daryll Neuser Reserve : $0 Insured : Yes No x Reservation of Rights : Yes No Deductible : $0

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste Date: As of June 12, 2012 Country: USA JOHNSON, KENNETH: Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure Kenneth SW/Veolia ES Solid May 7, 2012 EEOC EEOC (race discrimination) Former employee alleges that he was subjected to different terms and conditions of Johnson Waste Midwest, LLC employment, and then terminated, on the basis of race; no action required at this time per EEOC on 5/15/12 Additional Additional Plaintiffs Defendants Opposing Lawyer: Group Lawyer: None Robert Muten Reserve : $0 Insured : Yes No x Reservation of Rights : Yes No Deductible : $0

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste Date: As of June 12, 2012 Country: USA HERNANDEZ, LOUIS: Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure Louis SW/Veolia ES Solid February 27, EEOC EEOC (race and color discrimination, Former employee alleges that he was harassed and discriminated against on the Hernandez Waste Midwest, LLC 2012 retaliation) basis of his race and color, and that he was retaliated against for complaining of unwelcome contact from a former employee; initial position statement filed on 4/13/12 Additional Additional Plaintiffs Defendants Opposing Lawyer: Group Lawyer: None Robert Muten Reserve : $0 Insured : Yes No x Reservation of Rights : Yes No Deductible : $0

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste Date: As of June 12, 2012 Country: USA CANTU-MARCANO, MARIA: Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure Maria Catu- SW/Veolia ES Solid March 22, 2012 EEOC EEOC (national origin discrimination Former employee alleges retaliation and discrimination on the basis of national Marcano Waste Midwest, LLC and retaliation) origin; EEOC dismissed on 4/10/12 Additional Additional Plaintiffs Defendants Opposing Lawyer: Group Lawyer: None Robert Muten Reserve : $0 Insured : Yes No x Reservation of Rights : Yes No Deductible : $0

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste Date: As of June 12, 2012 Country: USA ANTHONY, HOWARD: Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure Howard Anthony SW/Veolia ES Solid April 2, 2012 EEOC EEOC (race) Former employee alleges that he was discriminated against on the basis of race Waste Midwest, LLC when he was terminated for violating a last chance agreement and that he was subjected to different terms and conditions of employment because of his race; position statement filed on 5/10/12 Additional Additional Plaintiffs Defendants Opposing Lawyer: Group Lawyer: None Robert Muten Reserve : $0 Insured : Yes No x Reservation of Rights : Yes No Deductible : $0

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES ? Solid Waste Date: As of June 12, 2012 Country: USA MOMPLEUS, PIERRE: Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure Pierre SW/Veolia ES Solid March 19, 2012 EEOC EEOC (race and national origin Former employee alleges that he was discriminated against on the basis of race and Mompleus Waste Midwest, LLC discrimination) national origin when he was terminated for a safety violation; position statement filed on 5/7/12 Additional Additional Plaintiffs Defendants Opposing Lawyer: Group Lawyer: None Robert Muten Reserve : $0 Insured : Yes No x Reservation of Rights : Yes No Deductible : $0

LEGAL DEPARTMENT LITIGATION STATUS Business Group: VES – Solid Waste Date: As of June 12, 2012 Country: USA WADE, NORMAN: Jurisdiction and Subject of Litigation Plaintiff Defendant Date filed Followed by Status Procedure Norman Wade SW/Veolia ES Solid March 12, 2012 Circuit Court of Cook County, Worker’s Compensation Former employee alleges retaliatory discharge for exercising rights under Illinois Waste Midwest, LLC IL (removed to United States Retaliation/Retaliatory Termination of Worker’s Compensation Act District Court for the Northern Employment District of Illinois Eastern Division) Additional Additional Plaintiffs Defendants Opposing Lawyer: Group Lawyer: Julie O. Herrera Robert Muten Reserve : $0 Insured : Yes No x Reservation of Rights : Yes No Deductible : $0

LEGAL DEPARTMENT **LITIGATION STATUS** **Business Group: VES – Solid Waste**

Date: As of June 12, 2012
Country: USA
TOTOWA, NJ ULPC:

Plaintiff	Defendant	Date filed	Followed by	Jurisdiction and Procedure	Subject of Litigation	Status
Union/NLRB	SW/Veolia ES Solid Waste of NJ, Inc.	May 21, 2012		National Labor Relations Board	Retaliation and Bad Faith Bargaining (Information Request)	On May 21, 2012 Teamsters 125 filed an unfair labor practice charge alleging that Veolia retaliated against an employee for having filed a grievance; the Union also alleges that Veolia has failed to provide information responsive to a union information request; working on position statement

Additional Plaintiffs	Additional Defendants

Reserve : $0
Insured : Yes [ ] No [X]
Reservation of Rights : Yes [ ] No [ ]
Deductible : $0

Opposing Lawyer :
NLRB and Michael McLaughlin, Esq. for Teamsters Local 125

Group Lawyer:
Daryll Neuser

42

SCHEDULE 3.15(a) EMPLOYEE MATTERS 1. Veolia Environmental Services North America health and welfare benefit plan for salaried employees, which includes: ? Medical (BlueCross BlueShield and UnitedHealthcare) ? Prescription drug (Express Scripts) ? Dental (Delta Dental) ? Vision (Vision Service Plan) ? Flexible Spending Account (OptumHealth) ? Basic life and accidental death and dismemberment (Reliance Standard) ? Dependent life (Reliance Standard) ? Supplemental life and accidental death and dismemberment (Reliance Standard) ? Dependent supplemental life (Reliance Standard) ? Short-term disability (Matrix/Reliance Standard) ? Long-term disability (Matrix/Reliance Standard) 2. Veolia Environmental Services North America health and welfare benefit plan for hourly employees, which includes: ? Medical (BlueCross BlueShield and UnitedHealthcare) ? Prescription drug (Express Scripts) ? Dental (Delta Dental) ? Vision (Vision Service Plan) ? Flexible Spending Account (OptumHealth) ? Basic life and accidental death and dismemberment (Reliance Standard) ? Dependent life (Reliance Standard) ? Supplemental life and accidental death and dismemberment (Reliance Standard) ? Dependent supplemental life (Reliance Standard) ? Short-term disability (Matrix/Reliance Standard) ? Long-term disability (Matrix/Reliance Standard) 3. Veolia Environmental Services North America Corp. 401(k) Retirement Plan. 4. Veolia Environmental Services North America Deferred Compensation Plan. 5. Veolia Environmental Services North America Corp. Executive Incentive Plan. 6. Employee Assistance Program (Aurora Health Care). 7. Employee Assistance Program Services Agreement between Aurora Health Care, Inc. and Veolia Environmental Services, dated January 1, 2012. 8. BlackRock College Advantage 529 Plan. 9. Travel Assistance and Identity Theft Solutions Program (Reliance Standard). 10. Will Preparation Service (Reliance Standard). 11. Tuition Reimbursement Program.

12. Financial Planning Assistance Program. 13. Veolia Compensations Plans – Sales Representative. 14. Veolia Compensations Plans – Industrial Sales Representative. 15. Veolia Compensations Plans – Temporary Roll Off/Construction Representative. 16. Veolia Compensations Plans – Inside Sales Representative. 17. Veolia Compensations Plans – Sales Representative (Hunter). 18. Veolia Compensations Plans – Sales Representative (Farmer). 19. Veolia Compensations Plans – Municipal Marketing Representative. 20. Veolia Compensations Plans – Customer Service Representative. 21. Veolia Compensations Plans – Special Waste Representative. 22. Veolia Compensations Plans – Hauling Sales Representative. 23. Master Services Agreement between Viverae, Inc. and Veolia Environmental Services North America Corp., dated May 5, 2009, as amended March 14, 2012. 24. Veolia ES Solid Waste, Inc. Severance Guidelines. 25. Veolia ES Solid Waste Union 401(k) Retirement Plan. 26. Employee benefits as provided in the Veolia ES Solid Waste Non-Union Employee Handbook (2008). 27. Veolia ES Solid Waste vacation policy for union and non-union employees. 28. Veolia Environmental Services Solid Waste 2012 Management Incentive Plan. 29. Veolia Environmental Services Solid Waste 2012 Milwaukee Incentive Plan. 30. Veolia Environmental Services Solid Waste 2012 Local Incentive Plan. 31. Employee benefits as provided in the Collective Bargaining Agreements set forth on Schedule 3.15(j). 32. Executive Employment Agreement by and between Veolia ES, Solid Waste, Inc. and James M. Long, dated July 1, 2009, as amended February 2012. 33. Employment Agreement by and between Onyx North America Corp. and Raphael B. Bruckert, dated January 1, 2002, and related Retention Change of Control Agreement, dated July 11, 2012.

34. Executive Employment Agreement by and between Veolia ES, Solid Waste, Inc. and Michael F. Dougherty, dated July 1, 2009, and related Retention Change of Control Agreement, dated February 14, 2012.

35. Executive Employment Agreement by and between Veolia ES, Solid Waste, Inc. and James M. Rooney, dated May 1, 2008, and related Retention Change of Control Agreement, dated February 2012.

36. Executive Employment Agreement by and between Veolia ES, Solid Waste, Inc. and Mark A. Dennis, dated May 1, 2008, and related Retention Change of Control Agreement, dated February 2012.

37. Employment Agreement by and between Onyx Waste Services, Inc. and Christopher J. Steineck, dated January 1, 2002, and related Retention Change of Control Agreement, dated February 23, 2012.

38. Severance Agreement by and between Onyx Waste Services Inc. and Jay Katz, dated March 14, 2005, and related Retention Change of Control Agreement, dated May 11, 2012.

39. Multi-State Non-Disclosure, Non-Competition and Non-Solicitation Agreement by and between Jay Katz and Veolia Environmental Services North America Corp., dated June 15, 2012.

40. Form Wisconsin Non-Disclosure, Non-Competition and Non-Solicitation Agreement between certain employees of members of the Company Group and Veolia Environmental Services North America Corp.

41. Form Multi-State Non-Disclosure, Non-Competition and Non-Solicitation Agreement between certain employees of members of the Company Group and Veolia Environmental Services North America Corp.

42. The following employees are parties to Retention Change of Control Agreements with Veolia ES Solid Waste, Inc.:

James Alderman
Corrine Allard
Christopher Alverson
Leslie Angove
Ken Arms
Stephen Austin
Ingrid Ball
Linda Lee Bartlett
Chris Basgall
David Battaglia
Ruthan Beaumont
Mark Behel
David Behnke
Trevor Bell
Wesley Besser
William Binnie
Jennifer Blavat
Marie Boutwell
Matthew Gunnelson
Laura Hagfors
Brian Hahn
Scott Hanus
James Harris
Donald Haufe
Steven Heindl
James Scott Henderson
Donald Henrichs
Leroy Hodges
Robert Holzer
Brian Hopkins
Richard Hoving
Larry Hubbard
James Hunt
Chrystal Jackson
Linn Johnson
Katherine Kamrath
Richard Pearl
Robert Pfister
Christopher Pisarcik
Ronald Pitts
Steven Popec
Kimberly Potter
Fatima Qureshi
Dean Radtke
Andrew Rechenmacher
David Rettell
Thomas Riek
Marie Rivas
Jeanne Rockow
Jeff Roe
John Roenitz
Christopher G. Rooney
Christopher T. Rooney
Kelly Rooney

73

David Brady
Steven Bubert
Steven Budny
Mary Burt
Rachel Byers
Michael Canciamille
Angelo Caramagno
Michael Carlini
Regina Caronia
Shannon Cline
Brett Coogan
Larry Corley
Daniel Cowher
Timothy Curry
Brian Czeshinski
George Davenport
Eric Dechamps
Deborah Dehoff
George DeVries
James Dunham
Benjamin Dykstra
Jeffrey Ellerd
Barry Elliot
Donald Ellis
Daniel Elpers
Timothy Ferris
Tyler Field
Daniel Fleshour
Leo Flynn
Tina Fournier
Matthew Frank
Randy Frank
Wanda Freeze
Lauren Gay
Heather Geelhoed
Amy Gillmore
Daniel Goodsell
Cristal Gorsege
Charles Graby
Terri Grainger
Robert Grassi
Harold Graves
Anndelee Gregg
Carol Gregory
Richard Klass
Bruce Knapp
Becky Korte
Andrea Kruse
Richard Kupskey
Sandy Lampert
Deborah Langren
Sandy LaPoint
Jonathon Lee
Susan Lemke
James Lewis
Paul Lindemann
Oliver Lint
Gregory Lower
Bobbi Lucas
Elizabeth Ludlow
Jesse Lungstrom
James Lutzke
Kevin McDonough
Debora McLaughlin
Cris Manley
Chad Mark
Matthew Marquis
Barbara Martin
Dominic Maruca
Kara Meacham
George Meadows
David Meyer
Tammy Milner
Ronda Mitchell
Todd Mitchell
Odis Moore
Dean Mori
Ntchanang Mpafe
William Mullins
Hong Nguyen
Jeffrey Nie
Mark Nighbor
Christopher Noble
John Nowak
Mara Nowak
James O'Connell
Michael Paszkowski
Lyle Paullin
Wesley Salmons
Joseph Sandora
Michelle Scarpace
Von Schafer
Michael Scheske
David Schneider
Jacqueline Schwartz
Jeanette Shields
James Smith
Kenneth Smith
Kristen Sobolewski
David Sonnentag
Dwain Sonnier
David Sterling
Michael Stoeckigt
Robert Stone
Rueben Strong
Ronald Strube
William Stubblebine
James Suter
Gary Sutton
Nadeem Syed
Amanda Szymkowski
David Tellock
Thor Thorgersen
Robert VanMeter
Mark Vinall
David Wall
Lura Walls
Denise Walsh
Lonn Walter
Bradley Warren
John Warren
Jay Warzinski
B. Todd Watermolen
Lisa White
Shari Wolfe
Jeffrey Wilhelmus
Bruce Williams
Melanie Williams
Randy Williams
Edward Yahner
Thomas Zaracki

43. The following employees are parties to Retention Change of Control Agreements with Veolia Environmental Services North America Corp.:

Dorothy Adams
Melissa Bachhuber
Bryant Banks
William Kiewit
Liana Korek
Evan Kraus
Jonathan Norton
Thomas Paulauski
Heidi Poth

74

Craig Blumenthal
Cris Brester
Dana Bukowski
Dean Casper
Kathie Cleven
Samantha Jean Daley
Scott Davis
Sean Diesso
Loren Eslinger
Jeffrey Everett
Richard Fenger
Shirley Gabrus
Joyce Hansen
Mitch Howard
Dana Jossie
Sara Kartz
Adam Leshok
Lacrisha Lewis
Antonina Ludvig
Melissa McCormick
Andrew McInnis
Cynthia McMillen
Jean Malecki
Dave Martz
Dawn Mau
Renee Meyer
Kevin Michel
Doretha Milton
Robert Muten
Tim Nelson
Daryll Neuser
Mary Reindl
Lorena Sanchez
Kelby Scheel
Donna Schmidt
Jennifer Schwager
Michael Simonson
Connie Suhr
Jodi Tomaszewski
Mary Beth Van Ryzin
James Voigt
Bradley Walker
Delores Wilder
Rochelle Wortham
Andrew Yager
Sai Yarlagadda

44. The Multiemployer Plans set forth on Schedule 3.15(e).

45. The retiree arrangements set forth on Schedule 3.15(g).

46. Certain employees participate in the Veolia Environnement Stock Option Plan.

47. Certain employees participate in the Veolia Environnement Stock Appreciation Rights Plan.

75

SCHEDULE 3.15(e) MULTIEMPLOYER PLANS 1. Veolia ES Solid Waste Southeast, Inc. (on behalf of certain of its employees at its Albany, Georgia location) contributes to the Laborers’ National (Industrial) Pension Fund pursuant to the collective bargaining agreement set forth on Schedule 3.15(j)(1). 2. Veolia ES Solid Waste Midwest, LLC (on behalf of certain of its employees at its Melrose Park Hauling, Melrose Park Transfer Station, Northbrook Transfer Station, Northbrook Hauling, Rolling Meadows Hauling, Rolling Meadows Transfer Station and Evanston Transfer Station divisions) contributes to the Scavenger Local 731 Health and Welfare Fund pursuant to the collective bargaining agreements set forth on Schedule 3.15(j)(4), (5), (6), (7), (8), (12) and (13). 3. Veolia ES Solid Waste Midwest, LLC (on behalf of certain of its employees at its Melrose Park Hauling, Melrose Park Transfer Station, Northbrook Transfer Station, Northbrook Hauling, Rolling Meadows Hauling, Rolling Meadows Transfer Station and Evanston Transfer Station divisions) contributes to the Local 731 Private Scavengers and Garage Attendants Pension Trust Fund pursuant to the collective bargaining agreements set forth on Schedule 3.15(j)(4), (5), (6), (7), (8), (12) and (13). 4. Veolia ES Solid Waste Midwest, LLC (on behalf of certain of its employees at its Melrose Park Hauling, Melrose Park Transfer Station, Northbrook Transfer Station, Northbrook Hauling, Rolling Meadows Hauling, Rolling Meadows Transfer Station and Evanston Transfer Station divisions) contributes to the Education/Scholarship Fund pursuant to the collective bargaining agreements set forth on Schedule 3.15(j)(4), (5), (6), (7), (8), (12) and (13). 5. Veolia ES Solid Waste Midwest, LLC (on behalf of certain of its employees at its Melrose Park Hauling, Melrose Park Transfer Station, Northbrook Transfer Station, Northbrook Hauling, Rolling Meadows Hauling, Rolling Meadows Transfer Station and Evanston Transfer Station divisions) contributes to the Local No. 731 I.B. of T. Garage Attendants Linen and Laundry Health and Welfare Plan pursuant to the collective bargaining agreements set forth on Schedule 3.15(j)(4), (5), (6), (7), (8), (12) and (13). 6. Veolia ES Solid Waste Midwest, LLC (on behalf of certain of its employees at its Melrose Park Hauling division) contributes to the pension plans in which employees who were covered under agreements negotiated with the International Brotherhood of Teamsters Local No. 705 previously participated in, including the Local 705 International Brotherhood of Teamsters Pension Fund, pursuant to the collective bargaining agreement set forth on Schedule 3.15(j)(5). 7. Veolia Environmental Services Solid Waste Midwest, LLC (on behalf of certain of its employees at its Chicago North (Northbrook) and Chicago Central (Melrose Park) divisions) contributes to the Automobile Mechanics Local No. 701 Union and Industry Welfare Fund pursuant to the collective bargaining agreement set forth on Schedule 3.15(j)(3). 8. Veolia Environmental Services Solid Waste Midwest, LLC (on behalf of certain of its employees at its Chicago North (Northbrook) and Chicago Central (Melrose Park) divisions) contributes to the Automobile Mechanics’ Local 701 Union and Industry Pension Fund pursuant to the collective bargaining agreement set forth on Schedule 3.15(j)(3).

9. Veolia Environmental Services Solid Waste Midwest, LLC (on behalf of certain of its employees at its Chicago North (Northbrook) and Chicago Central (Melrose Park) divisions) contributes to the IAM National Pension Fund, National Pension Plan pursuant to the collective bargaining agreement set forth on Schedule 3.15(j)(3). 10. Veolia ES Orchard Hills Landfill, Inc. contributes, on behalf of certain of its employees, to the Midwest Operating Engineers Welfare Fund pursuant to the collective bargaining agreement set forth on Schedule 3.15(j)(9). 11. Veolia ES Orchard Hills Landfill, Inc. contributes, on behalf of certain of its employees, to the Midwest Operating Engineers Pension Trust Fund of the International Union of Operating Engineers, Local Nos. 150, 150A, 150B and 150C pursuant to the collective bargaining agreement set forth on Schedule 3.15(j)(9). 12. Veolia ES Orchard Hills Landfill, Inc. contributes, on behalf of certain of its employees, to the Midwest Operating Engineers Retirement Enhancement Fund pursuant to the collective bargaining agreement set forth on Schedule 3.15(j)(9). 13. Veolia ES Zion Landfill, Inc. contributes, on behalf of certain of its employees, to the Midwest Operating Engineers Welfare Fund pursuant to the collective bargaining agreement between set forth on Schedule 3.15(j)(15). 14. Veolia ES Zion Landfill, Inc. contributes, on behalf of certain of its employees, to the Midwest Operating Engineers Welfare Fund’s Retiree Medical Savings Plan pursuant to the collective bargaining agreement set forth on Schedule 3.15(j)(15). 15. Veolia ES Zion Landfill, Inc. contributes, on behalf of certain of its employees, to the Midwest Operating Engineers Pension Trust Fund of the International Union of Operating Engineers, Locals 150, 150A, 150B and 150C pursuant to the collective bargaining agreement set forth on Schedule 3.15(j)(15). 16. Veolia ES Solid Waste Midwest, LLC (on behalf of certain of its employees at its Waukegan Hauling division) contributes to the Teamsters Local Union No. 301’s Health and Welfare Fund pursuant to the collective bargaining agreement set forth on Schedule 3.15(j)(14). 17. Veolia ES Solid Waste Midwest, LLC (on behalf of certain of its employees at its Waukegan Hauling division) contributes to the Teamsters’ Local 301 Pension Plan pursuant to the collective bargaining agreement set forth on Schedule 3.15(j)(14). 18. Veolia ES Solid Waste Midwest, LLC (on behalf of certain of its employees at its Rockford Hauling division and the Veolia ES Orchard Hills Landfill, Inc. part-time scale house operators) contributes to the Central States, Southeast and Southwest Areas Health and Welfare Fund pursuant to the collective bargaining agreement set forth on Schedule 3.15(j)(11). 19. Veolia ES Solid Waste Midwest, LLC (on behalf of certain of its employees at its Rockford Hauling division and the Veolia ES Orchard Hills Landfill, Inc. part-time scale house operators) contributes to the Construction Industry Retirement Fund of Rockford, Illinois pursuant to the collective bargaining agreement set forth on Schedule 3.15(j)(11). 20. Veolia ES Solid Waste Midwest, LLC (on behalf of certain of its employees at its Batavia Hauling, Batavia Transfer, Chicago Central Hauling and Rolling Meadows Hauling divisions)

contributes to the Suburban Teamsters of Northern Illinois Health and Welfare Fund pursuant to the collective bargaining agreement set forth on Schedule 3.15(j)(2). 21. Veolia ES Solid Waste Midwest, LLC (on behalf of certain of its employees at its Batavia Hauling, Batavia Transfer, Chicago Central Hauling and Rolling Meadows Hauling divisions) contributes to the Suburban Teamsters of Northern Illinois Pension Fund pursuant to the collective bargaining agreement set forth on Schedule 3.15(j)(2). 22. Veolia ES Hoosier Landfill, LLC (on behalf of certain of its employees at its Kosciusko County, Indiana location) contributes to the Midwest Operating Engineers Welfare Fund of the International Union of Operating Engineers, Local Nos. 150, 150A, 150B and 150C pursuant to the collective bargaining agreement set forth on Schedule 3.15(j)(16). 23. Veolia ES Hoosier Landfill, LLC (on behalf of certain of its employees at its Kosciusko County, Indiana location) contributes to the Midwest Operating Engineers Welfare Fund’s Retiree Medical Savings Plan pursuant to the collective bargaining agreement set forth on Schedule 3.15(j)(16). 24. Veolia ES Hoosier Landfill, LLC (on behalf of certain of its employees at its Kosciusko County, Indiana location) contributes to the Midwest Operating Engineers Pension Trust Fund of the International Union of Operating Engineers, Local Nos. 150, 150A, 150B and 150C pursuant to the collective bargaining agreement set forth on Schedule 3.15(j)(16). 25. Veolia ES Hoosier Landfill, LLC (on behalf of certain of its employees at its Kosciusko County, Indiana location) contributes to the Midwest Operating Engineers Retirement Enhancement Fund pursuant to the collective bargaining agreement set forth on Schedule 3.15(j)(16). 26. The Pontiac District of Veolia – ES (Environmental Services) Solid Waste Midwest, LLC contributes, on behalf of certain of its employees, to the Michigan Conference of Teamsters Welfare Fund Plan 176 pursuant to the collective bargaining agreement set forth on Schedule 3.15(j)(18). 27. The Pontiac District of Veolia – ES (Environmental Services) Solid Waste Midwest, LLC contributes, on behalf of certain of its employees, to the Central States, Southeast and Southwest Areas Pension Fund pursuant to the collective bargaining agreement set forth on Schedule 3.15(j)(18). 28. Veolia ES Solid Waste of NJ, Inc. (on behalf of certain of its employees at its Hauling unit) contributes to the I.B.T. Local 945 Health and Welfare Fund pursuant to the collective bargaining agreement set forth on Schedule 3.15(j)(20). 29. Veolia ES Solid Waste of NJ, Inc. (on behalf of certain of its employees at its Hauling unit) contributes to the Local 945 I.B.T. Pension Plan pursuant to the collective bargaining agreement set forth on Schedule 3.15(j)(20). 30. Veolia ES Solid Waste of NJ, Inc. (on behalf of certain of its employees at its Transfer Station unit) contributes to the I.B.T. Local 945 Health and Welfare Fund pursuant to the collective bargaining agreement set forth on Schedule 3.15(j)(19).

31. Veolia ES Solid Waste of NJ, Inc. (on behalf of certain of its employees at its Transfer Station unit) contributes to the Local 945 I.B.T. Pension Plan pursuant to the collective bargaining agreement set forth on Schedule 3.15(j)(19). 32. Veolia ES Solid Waste Midwest, LLC (on behalf of certain of its employees at its Germantown, Wisconsin and Muskego, Wisconsin locations) contributes to the Wisconsin Health Fund for Plan A-1 pursuant to the collective bargaining agreement set forth on Schedule 3.15(j)(22). 33. Veolia ES Mallard Ridge Landfill, Inc. contributes, on behalf of certain of its employees, to the Operating Engineers Local 139 Health Benefit Fund pursuant to the collective bargaining agreement set forth on Schedule 3.15(j)(23). 34. Veolia ES Mallard Ridge Landfill, Inc. contributes, on behalf of certain of its employees, to the Central Pension Fund of the International Union of Operating Engineers and Participating Employers pursuant to the collective bargaining agreement set forth on Schedule 3.15(j)(23). 35. Veolia ES Zion Landfill, Inc. contributes, on behalf of certain of its employees, to the Teamsters’ Local 301 Pension Plan. 36. The Company Group has received notice, dated April 27, 2012, from the Suburban Teamsters of Northern Illinois Pension Fund that the fund is in critical status for the plan year beginning January 1, 2012. 37. The Company Group has received notice, dated April 27, 2012, from the Automobile Mechanics’ Local 701 Union and Industry Pension Fund that the fund is in critical status for the plan year beginning January 1, 2012. 38. The Company Group has received notice, dated January 2012, from the Local 731 Private Scavengers and Garage Attendants Pension Trust Fund that the fund is in endangered status for the plan year beginning October 1, 2011. 39. The Company Group has received the Midwest Operating Engineers Pension Trust Fund Actuarial Valuation and Review as of April 1, 2011, which states that “. . . the current funded percentage of 80.7% is projected to be less than 80% by April 1, 2012 . . .” 40. The Company Group has received notice, dated April 24, 2012, from the Central States, Southeast and Southwest Areas Pension Fund that the fund was in critical status for the plan year ending December 31, 2011. 41. The Company Group has received notice, dated April 27, 2012, from the Laborers’ National (Industrial) Pension Fund that the fund was in critical status for the 2011 plan year. 42. The Company Group has received notice, dated April 16, 2012, from the Local 945 I.B.T. Pension Plan that the plan is in critical status for the plan year beginning January 1, 2012. 43. The Company Group has received notice, dated April 27, 2012, from the Local 705 International Brotherhood of Teamsters Pension Fund that the plan is in critical status for the plan year beginning January 1, 2012.

SCHEDULE 3.15(g) ERISA 1. Key Executive Employment and Severance Agreement by and between Superior Services, Inc. and Joseph P. Tate, dated August 18, 1998, pursuant to which Mr. Tate is entitled to certain retiree medical benefits. In connection with this obligation, the Company pays quarterly insurance premium payments to Time Insurance. In addition, Mr. Tate and the Company have an arrangement with Exec-U-Care for the processing of out-of-pocket medical expenses. Mr. Tate submits his out-of-pocket expenses to Exec-U-Care, for which Exec-U-Care invoices the Company on a monthly basis. Exec-U-Care charges an administrative fee for this arrangement. 2. Key Executive Employment and Severance Agreement by and between Superior Services, Inc. and Peter J. Ruud, dated August 15, 1995, pursuant to which Mr. Ruud is entitled to certain retiree medical benefits. In connection with this obligation, the Company pays quarterly insurance premium payments to Wisconsin HIRSP. In addition, Mr. Ruud and the Company have an arrangement with Exec-U-Care for the processing of out-of-pocket medical expenses. Mr. Ruud submits his out-of-pocket expenses to Exec-U-Care, for which Exec-U-Care invoices the Company on a monthly basis. Exec-U-Care charges an administrative fee for this arrangement. 3. Executive Employment Agreement by and between Veolia ES, Solid Waste, Inc. and James M. Long, dated July 1, 2009, as amended February 2012. 4. Executive Employment Agreement by and between Veolia ES, Solid Waste, Inc. and Michael F. Dougherty, dated July 1, 2009. 5. Executive Employment Agreement by and between Veolia ES, Solid Waste, Inc. and James M. Rooney, dated May 1, 2008. 6. Executive Employment Agreement by and between Veolia ES, Solid Waste, Inc. and Mark A. Dennis, dated May 1, 2008. 7. The Retention Change of Control Agreements with Raphael B. Bruckert, Christopher J. Steineck and Jay Katz and the Retention Change of Control Agreements listed on Schedules 3.15(a)(42) and (43) provide for subsidized COBRA for various durations under various circumstances.

SCHEDULE 3.15(i) SEVERANCE AND BONUS PAYMENTS 1. See Schedule 3.15(a)(42). 2. See Schedule 3.15(a)(32)-(38). 3. Veolia ES Solid Waste, Inc. Severance Guidelines. 4. See Schedule 3.15(a)(43).

SCHEDULE 3.15(j) COLLECTIVE BARGAINING Georgia 1. November 15, 2011 Agreement between Veolia ES Solid Waste Southeast, Inc. and Laborers’ International Union of North America, Local 515 (November 15, 2011 – November 14, 2013) (covering employees at the Albany Facility). Illinois 2. February 1, 2009 Articles of Agreement between General Teamsters, Chauffeurs, Sales Drivers Warehousemen and Helpers Local No. 673 Affiliated with the International Brotherhood of Teamsters and Veolia ES Solid Waste Midwest, LLC (February 1, 2009 – January 31, 2014) (covering employees at the Batavia Hauling, Batavia Transfer, Chicago Central (Melrose Park) Hauling, and Rolling Meadows Hauling Facilities). 3. January 1, 2009 Agreement between Veolia Environmental Services Solid Waste Midwest, LLC and Automobile Mechanics’ Local No. 701, International Association of Machinists and Aerospace Workers, AFL-CIO (January 1, 2009 – December 31, 2014) (covering employees at the Chicago North (Northbrook) and Chicago Central (Melrose Park) Facilities). 4. October 1, 2008 Agreement between The Chicago Area Refuse Hauling Association and Excavating, Grading, Asphalt, Private Scavengers, Automobile Salesroom Garage Attendants and Linen and Laundry Local Union No. 731, affiliated with the International Brotherhood of Teamsters, and addendum executed January 26, 2010 by Evanston Transfer Station, a division of Veolia ES Solid Waste Midwest, LLC (October 1, 2008 – September 30, 2013) (covering employees at the Evanston Transfer Station Facility). 5. October 1, 2008 Agreement between The Chicago Area Refuse Hauling Association and Excavating, Grading, Asphalt, Private Scavengers, Automobile Salesroom Garage Attendants and Linen and Laundry Local Union No. 731, affiliated with the International Brotherhood of Teamsters, and addendum executed January 26, 2010 by Melrose Park Hauling, a division of Veolia ES Solid Waste Midwest, LLC (October 1, 2008 – September 30, 2013) (covering employees at the Melrose Park Hauling Facility). 6. October 1, 2008 Agreement between The Chicago Area Refuse Hauling Association and Excavating, Grading, Asphalt, Private Scavengers, Automobile Salesroom Garage Attendants and Linen and Laundry Local Union No. 731, affiliated with the International Brotherhood of Teamsters, and addendum executed January 26, 2010 by Melrose Park Transfer Station, a division of Veolia ES Solid Waste Midwest, LLC (October 1, 2008 – September 30, 2013) (covering employees at the Melrose Park Transfer Station Facility). 7. October 1, 2008 Agreement between The Chicago Area Refuse Hauling Association and Excavating, Grading, Asphalt, Private Scavengers, Automobile Salesroom Garage Attendants and Linen and Laundry Local Union No. 731, affiliated with the International Brotherhood of Teamsters, and addendum executed January 26, 2010 by Northbrook Hauling, a division of Veolia ES Solid Waste Midwest, LLC (October 1, 2008 – September 30, 2013) (covering employees at the Northbrook Hauling Facility).

8. October 1, 2008 Agreement between The Chicago Area Refuse Hauling Association and Excavating, Grading, Asphalt, Private Scavengers, Automobile Salesroom Garage Attendants and Linen and Laundry Local Union No. 731, affiliated with the International Brotherhood of Teamsters, and addendum executed January 26, 2010 by Northbrook Transfer Station, a division of Veolia ES Solid Waste Midwest, LLC (October 1, 2008 – September 30, 2013) (covering employees at the Northbrook Transfer Station Facility). 9. October 1, 2010 Landfill Agreement Between Veolia ES Orchard Hills Landfill, Inc. and the International Union of Operating Engineers Local 150, AFL-CIO (October 1, 2010 – September 30, 2013) (covering employees at the Orchard Hills Landfill Facility). 10. Negotiations for a first collective bargaining agreement are underway between Veolia ES Orchard Hills Landfill, Inc. and the International Union of Operating Engineers Local 150, AFL-CIO, covering a bargaining unit consisting of two landfill technicians employed by Veolia ES Orchard Hills Landfill, Inc. at its Orchard Hills Landfill Facility. 11. February 1, 2011 Agreement between Veolia ES Solid Waste Midwest, LLC and Teamsters Local Union No. 325 Affiliated With the International Brotherhood of Teamsters (February 1, 2011 – January 31, 2015) (covering employees at the Rockford Hauling and Orchard Hills Landfill Facilities). 12. October 1, 2008 Agreement between The Chicago Area Refuse Hauling Association and Excavating, Grading, Asphalt, Private Scavengers, Automobile Salesroom Garage Attendants and Linen and Laundry Local Union No. 731, affiliated with the International Brotherhood of Teamsters, and addendum executed January 26, 2010 by Rolling Meadows Hauling, a division of Veolia ES Solid Waste Midwest, LLC (October 1, 2008 – September 31, 2013) (covering employees at the Rolling Meadows Hauling Facility). 13. October 1, 2008 Agreement between The Chicago Area Refuse Hauling Association and Excavating, Grading, Asphalt, Private Scavengers, Automobile Salesroom Garage Attendants and Linen and Laundry Local Union No. 731, affiliated with the International Brotherhood of Teamsters, and addendum executed January 26, 2010 by Rolling Meadows Transfer Station, a division of Veolia ES Solid Waste Midwest, LLC (October 1, 2008 – September 31, 2013) (covering employees at the Rolling Meadows Transfer Station Facility). 14. October 1, 2008 Agreement between Waukegan Hauling, a division of Veolia ES Solid Waste Midwest, LLC and Chauffeurs, Teamsters and Helpers Local Union No. 301, Lake and McHenry Counties, Illinois, affiliated with the International Brotherhood of Teamsters, with addendum executed December 2, 2008 by Veolia Environmental Services (October 1, 2008 –September 30, 2013) (covering employees at the Waukegan Hauling Facility). 15. November 1, 2009 Agreement between Veolia ES Zion Landfill, Inc. and Local 150 of the International Union of Operating Engineers, AFL-CIO (November 1, 2009 – October 31, 2013) (covering employees at the Zion Landfill Facility). Indiana 16. July 1, 2011 Agreement between Veolia ES Hoosier Landfill, LLC and International Union of Operating Engineers, Local 150 AFL-CIO (July 1, 2011 – June 30, 2014) (covering employees at the Kosciusko County Landfill Facility).

Michigan 17. Negotiations for a first collective bargaining agreement are underway between Veolia ES Solid Waste Midwest, LLC and Teamsters Local Union No. 247, an affiliate of the International Brotherhood of Teamsters, covering a bargaining unit consisting of all full-time and regular part-time swing drivers, front end drivers, roll-off drivers, container delivery drivers, mechanics, welders, lead mechanics, transfer station equipment operators, and transfer station laborers employed by Veolia ES Solid Waste Midwest, LLC at its facility located at 3051 Schaefer Road, in Dearborn, Michigan. 18. February 1, 2011 Collective Bargaining Agreement between the Pontiac District of Veolia – ES (Environmental Services) Solid Waste Midwest, LLC and Teamsters Local Union No. 247 an affiliate of the International Brotherhood of Teamsters (February 1, 2011 – January 31, 2015) (covering employees at the Pontiac Facility). New Jersey 19. November 1, 2009 Agreement between Veolia ES Solid Waste of New Jersey, Inc., a New Jersey Corporation and Local 125 Teamsters (Transfer Station Unit) (November 1, 2009 – October 31, 2014) (covering employees at the Jersey City Transfer Station Facility). 20. July 1, 2009 Agreement between Veolia ES Solid Waste of NJ, Inc. and Teamsters Local Union No. 125 (Hauling Agreement) (July 1, 2009 – June 30, 2014) (covering employees at the New Jersey Hauling Facility). Pennsylvania 21. July 12, 2007 Agreement between Veolia ES Solid Waste of PA and United Mine Workers of America District #2, Subdistrict #4, Local Union #2291 (July 12, 2007 – July 4, 2012) (covering employees at the Veolia Chestnut Valley Landfill Facility). Wisconsin 22. February 12, 2010 Agreement between Veolia ES Solid Waste Midwest, LLC and the Teamsters “General” Local Union No. 200 (February 12, 2010 – February 13, 2015) (covering employees at the Germantown and Muskego Facilities). 23. July 1, 2011 Agreement between Veolia ES Mallard Ridge Landfill, Inc. and the International Union of Operating Engineers Local No. 139 (July 1, 2011 – June 30, 2014) (covering employees at the Mallard Ridge Landfill Facility). 24. January 1, 2011 Labor Agreement between Veolia ES Solid Waste Midwest, LLC Minocqua, Wisconsin and Teamsters General Union Local 662 of the International Brotherhood of Teamsters (January 1, 2011 – December 31, 2015) (covering employees at the Minocqua Hauling Facility). 25. January 1, 2012 Labor Agreement between Veolia ES Solid Waste Midwest, LLC Wausau Wisconsin and Teamsters General Union Local 662 International Brotherhood of Teamsters (January 1, 2012 – December 31, 2016) (covering employees at the Wausau Facility).

SCHEDULE 3.15(m) CODE SECTION 4999 TAX GROSS-UP AGREEMENTS 1. Executive Employment Agreement by and between Veolia ES, Solid Waste, Inc. and James M. Long, dated July 1, 2009, as amended February 2012. 2. Executive Employment Agreement by and between Veolia ES, Solid Waste, Inc. and Michael F. Dougherty, dated July 1, 2009, and related Retention Change of Control Agreement, dated February 14, 2012. 3. Executive Employment Agreement by and between Veolia ES, Solid Waste, Inc. and Mark A. Dennis, dated May 1, 2008, and related Retention Change of Control Agreement, dated February 2012. 4. Executive Employment Agreement by and between Veolia ES, Solid Waste, Inc. and James M. Rooney, dated May 1, 2008, and related Retention Change of Control Agreement, dated February 2012.

SCHEDULE 3.15(o) BUSINESS EMPLOYEES WITHOUT NON-COMPETITION AGREEMENTS Robert Pfister.

SCHEDULE 3.16 LEGAL COMPLIANCE None.

SCHEDULE 3.18 BROKERS’ FEES – COMPANY GROUP None.

SCHEDULE 3.19 BANK ACCOUNTS The items set forth on Exhibit 3.19 attached hereto.

Exhibit 3.19

Exhibit 3.19

						Bank Contact Address			
Client Location	Name on Account	Account #	Bank Name	CONTACT	Bank Contact	Address	City	State	Zip
Evanston Hauling	Veolia ES Solid Waste, Inc	153910087714	US Bank	Trevor Bell	Lucy Krogh	777 East Wisconsin Avenue	Milwaukee	WI	53202
Melrose Park TS	Veolia ES Solid Waste, Inc	153910087680	US Bank	Leo Flynn	Lucy Krogh	777 East Wisconsin Avenue	Milwaukee	WI	53202
Northern Missouri	Veolia ES Solid Waste, Inc	153910088498	US Bank	Bobbi Lucas	Lucy Krogh	777 East Wisconsin Avenue	Milwaukee	WI	53202
Sheboygan	Veolia ES Solid Waste, Inc	153910088506	US Bank	Mike Stoeckigt	Lucy Krogh	777 East Wisconsin Avenue	Milwaukee	WI	53202
Zion Landfill	Veolia ES Solid Waste, Inc	153910150504	US Bank	Mary Burt	Lucy Krogh	777 East Wisconsin Avenue	Milwaukee	WI	53202
Batavia Transfer Station	Veolia ES Solid Waste, Inc	153910249603	US Bank	Linn Johnson	Lucy Krogh	777 East Wisconsin Avenue	Milwaukee	WI	53202
Vasko	Veolia ES Solid Waste, Inc	153910252217	US Bank	Chana Mpafe	Lucy Krogh	777 East Wisconsin Avenue	Milwaukee	WI	53202
Corporate	Veolia ES Solid Waste, Inc	153910090833	US Bank	Jennifer Blavat	Lucy Krogh	777 East Wisconsin Avenue	Milwaukee	WI	53202
Corporate Master Account (Sweep Account)	Veolia ES Solid Waste, Inc	153910087631	US Bank	Jennifer Blavat	Lucy Krogh	777 East Wisconsin Avenue	Milwaukee	WI	53202
Michigan	Veolia ES Solid Waste, Inc	1054512265	Bank of America	Deborah Dehoff	Greg Opper	540 W Madison Street	Chicago	IL	60661
Corporate -(Local Depository Sweep Acct)	Veolia ES Solid Waste, Inc	8666110934	Bank of America	Jennifer Blavat	Greg Opper	540 W Madison Street	Chicago	IL	60661
Concentration Acct	Veolia ES Solid Waste, Inc	4426308298	Bank of America	Jennifer Blavat	Greg Opper	540 W Madison Street	Chicago	IL	60661
Lockbox	Veolia ES Solid Waste, Inc	4426308308	Bank of America	Jennifer Blavat	Greg Opper	540 W Madison Street	Chicago	IL	60661
Merchant	Veolia ES Solid Waste, Inc	4426308311	Bank of America	Jennifer Blavat	Greg Opper	540 W Madison Street	Chicago	IL	60661
ePayments	Veolia ES Solid Waste, Inc	4426308324	Bank of America	Jennifer Blavat	Greg Opper	540 W Madison Street	Chicago	IL	60661
Flex	Veolia ES Solid Waste, Inc	3299121998	Bank of America	Jennifer Blavat	Greg Opper	540 W Madison Street	Chicago	IL	60661
Payroll	Veolia ES Solid Waste, Inc	3299122004	Bank of America	Jennifer Blavat	Greg Opper	540 W Madison Street	Chicago	IL	60661
Pay by Phone	Veolia ES Solid Waste, Inc	4426557997	Bank of America	Jennifer Blavat	Greg Opper	540 W Madison Street	Chicago	IL	60661
Electronic Payment Account	Veolia ES Solid Waste, Inc	4427580594	Bank of America	Jennifer Blavat	Greg Opper	540 W Madison Street	Chicago	IL	60661
Columbus	Veolia ES Solid Waste Southeast, Inc	1510003112	Colony Bank	George Meadows		PO Box 1186	Thomaston	GA	30286
Alabama	Veolia ES Solid Waste Southeast, Inc	8042370182	Colonial Bank/BB&T	Lura Walls		2203 First Avenue North	Pell City	AL	35125
Dubois	Veolia ES Solid Waste of PA, Inc	0110036613	First Commonwealth	Ruthan Beaumont		2 East Long Ave, PO Box 607A	DuBois	PA	15801
Greentree	Veolia ES Greentree Landfill, LLC	0110036189	First Commonwealth	Shari Wolfe		2 East Long Ave, PO Box 607A	DuBois	PA	15801
Blackfoot Landfill	Veolia ES Blackfoot Landfill, Inc	10044600	Old National Bank	Rick Klass		One Main Street, PO Box 718	Evansville	IN	47705-0718
Valley View Landfill	Veolia ES Valley View Landfill, Inc	01223801	Busey Bank	Barry Elliot		100 W University Ave	Champaign	IL	61820
Dubois	Veolia ES Solid Waste of PA, Inc	6004436992	PNC Bank	Ruthan Beaumont		201 Liberty Ave	Warren	PA	16365
DuBois	Veolia ES Solid Waste of PA, Inc	3000818470	S&T Bank	Ruthan Beaumont		456 Main Street	Brockway	PA	15824
Irvine	Veolia ES Solid Waste Midwest, LLC	4911897	Salyersville National Bank	Charles Graby		200 East Maple Street	Salyersville	KY	41465
Parker Sanitation	Veolia ES Solid Waste Southeast, Inc	0081637616	Regions Bank	Kim Potter		730 South Tyndall Parkway	Callaway	FL	32404
Grand Bahamas	Veolia ES Grand Bahama LTD	100335456	First Caribbean International Bank	Dwain Sonnier	Checking	East Mall Drive	Freeport	Grand Bahamas	
Grand Bahamas	Veolia ES Grand Bahama LTD	201614848	First Caribbean International Bank	Dwain Sonnier	CD	East Mall Drive	Freeport	Grand Bahamas

SCHEDULE 3.20 ELECTRIC ENERGY FACILITIES 1. Veolia ES Mallard Ridge Landfill, Inc. owns a landfill-gas-to-energy facility. The facility is a small (2.4 MW) Qualifying Facility under PURPA. On July 26, 2011, Veolia ES Mallard Ridge Landfill, Inc. filed with FERC a notice of self-certification of Qualifying Facility status under PURPA in Docket No. QF96-37-003. 2. Veolia Energy Renewables, LLC owns a landfill-gas-to-energy facility at which it converts gas purchased from Veolia ES Hickory Meadows Landfill, LLC into electricity. The facility is a small (4.8 MW) Qualifying Facility under PURPA. On December 6, 2010, Veolia Energy Renewables, LLC filed with FERC a notice of self-certification of Qualifying Facility status under PURPA in Docket No. QF11-70-000. 3. Veolia ES Glacier Ridge Landfill, LLC owns a landfill-gas-to-energy facility. The facility is a small (2 MW) Qualifying Facility under PURPA. On June 12, 2012, Veolia ES Glacier Ridge Landfill, LLC filed with FERC a notice of self-certification of Qualifying Facility status under PURPA in Docket No. QF01-68-001.

SCHEDULE 4.3 NONCONTRAVENTION – PARENT AND SELLER 1. Master Lease, by and between Wells Fargo Equipment Finance, Inc. and Parent, dated September 30, 2009, and all schedules thereto, to be amended prior to closing by the Equipment Lease Amendments. 2. Bonding, Indemnity and Security Agreement, by and among Evergreen National Indemnity Company, Parent, the Company and Veolia Energy Operating Services, LLC, dated December 31, 2001, as amended December 31, 2001 and March 2011. 3. $1,250,000,000 Revolving Letter of Credit and Loan Facility Agreement, by and among (1) Veolia Environnement, Veolia Environnement North America Operations, Inc., Parent, Veolia Water North America Operating Services, LLC, Veolia Water Solutions & Technologies North America, Inc., Veolia Transportation, Inc., Veolia Energy North America Holdings, Inc., and Dalkia North America Holdings, Inc., as borrowers, (2) Veolia Environnement, as guarantor, (3) the bank parties thereto, and (4) Bank of America and Société Générale, as letter of credit banks, dated November 17, 2010, and letters of credit issued thereunder as set forth on Exhibit 6.17(a)-1 attached hereto. 4. Agreement of Indemnity, by and among Westchester Fire Insurance Company, as Surety, the Company, Veolia ES Industrial Services, Inc., Veolia ES Solid Waste Midwest, LLC, Veolia ES Solid Waste of NJ, Inc., Veolia ES Solid Waste of PA, Inc., Veolia ES Solid Waste Southeast, Inc., Veolia ES Special Services, Inc. and Veolia ES Technical Solutions, LLC, as Principals, and Parent, as Indemnitor, dated March 29, 2011.

SCHEDULE 4.5 BROKERS’ FEES – PARENT AND SELLER None.

SCHEDULE 6.1(a) CONDUCT OF THE COMPANY 1. The items set forth on Schedule 6.21. 2. Pursuant to a cash-pooling arrangement between Parent and the Company, the net cash generated or used by the Company (including various expenses incurred by Parent on behalf of the Company, such as insurance coverage, legal fees, interest expense and management fees) flows between the Company and Parent on a daily basis. 3. The Company Group members with union relationships will be engaging in collective bargaining as may be required under applicable law and may enter into certain agreements, including but not limited to renegotiation of the Collective Bargaining Agreement expiring in 2012 and negotiations for first Collective Bargaining Agreements, subject to the requirements of Section 6.1(a)(ii)(E). 4. Pursuant to the Executive Employment Agreement by and between Veolia ES, Solid Waste, Inc. and James M. Long, dated July 1, 2009, as amended February 2012, Mr. Long’s employment will terminate at Closing (unless amended pursuant to Item 5 on Schedule 6.1(a)). 5. Parent may amend the Executive Employment Agreement by and between Veolia ES, Solid Waste, Inc. and James M. Long, dated July 1, 2009, as amended February 2012, prior to Closing, provided that any such amendment does not impose any additional Liability on the Company. 6. Pursuant to the Employment Agreement by and between Onyx North America Corp. and Raphael B. Bruckert, dated January 1, 2002, and related Retention Change of Control Agreement, dated July 11, 2012, Mr. Bruckert’s employment will terminate at Closing. 7. Parent may make changes in the compensation payable or to become payable to any Non-Company Group Employee or may become a party to, establish, amend, terminate or commit itself to the adoption of any compensation, severance, pension, retirement, profit-sharing, welfare benefit or other employee benefit plan or agreement or employment agreement with any Non-Company Group Employee prior to Closing, provided that any such change does not impose any additional Liability on the Company. 8. The Company will continue to share the Sheboygan, WI space referred to in Annex B of the Transition Services Agreement with Veolia ES Industrial Services, and will negotiate a lease for such space to Veolia ES Industrial Service on the terms described in Annex B of the Transition Services Agreement. 9. The Company will continue to share the Fort Atkinson, WI space referred to in Annex B of the Transition Services Agreement with Veolia ES Industrial Services, and will negotiate a lease for such space to Veolia ES Industrial Service on the terms described in Annex B of the Transition Services Agreement. 10. The Company will continue to allow Veolia ES Industrial Services to utilize a portion of the property located in Glacier Ridge, WI for a storage tank and pump room as to referred to in Annex B of the Transition Services Agreement and will negotiate a use and access agreement for such space with Veolia ES Industrial Service on the terms described in Annex B of the Transition Services Agreement.

11. Veolia ES Industrial Services will continue to use the first floor of the two-floor premises of office space in Milwaukee, WI leased by the Company as referred to in Annex B of the Transition Services Agreement. In the event Veolia ES Industrial Services is unable to negotiate a direct lease with the landlord for the first floor space, the Company will negotiate a sublease for such first floor space with Veolia ES Industrial Service on the terms described in Annex B of the Transition Services Agreement. 12. The Company may sell or cause to be sold the following owned real property as a result of a previous closure of such operating sites: (i) 51 N. Rangeline Road, Columbia, MO, 65205; (ii) 900 N. Centennial Street, Kirksville, MO, 63501; (iii) 23660 Audrain Road 416, Mexico, MO, 65265.

SCHEDULE 6.13 NAMES FOLLOWING CLOSING 1. The Veolia and Veolia Environnement trademarks and “VE drop logo” set forth on Exhibit 6.13-1 attached hereto. 2. The “Cyclotruck” trademark registered in the United States to Veolia Propreté SA set forth on Exhibit 6.13-2 attached hereto. Date of registration: July 7, 2009 (for 10 years) Registration number: 3649414 Classes 12, 37 and 39 3. The Onyx trademark and logo owned by Veolia Propreté and protected in the US under the following classes, as set forth on Exhibit 6.13-3 attached hereto: a. Cal 37. Street and Highway Cleaning; Equipment for Graffiti Removal Repair Services; Removal of Graffiti from Buildings, Walls, Vehicles; Waste Collection Services; Operation of Waste Disposal Sites and Waste Dumps. b. Cal 39. Transportation of Waste and Scrap by Truck or Train; Storage of Waste and Scrap. c. Cal 40. Material Treatment of Waste and Scrap; Recycling of Waste and Scrap; Incineration of Waste and Scrap; Recycling of Waste and Scrap; Incineration of Waste and Trash. 4. The “Turning waste into a resource” slogan, property of Veolia Propreté.

Exhibit 6.13-1

MARQUES “ VEOLIA. VEOLIA ENVIRONNEMENT ET VEOLIA LOGO DROP”
AUX ETATS-UNIS
30/05/2012

30/05/2012 page : 2
Marque Pays N° Priorité Date Priorité Evénement
N°Dépôt Date Dépôt Opération
N° Enregistrement. Date Enrg.
N° Renvouvellement Date Renvt.
VEOLIA ENVIRONNEMENT ETATS-UNIS FR-033203405 09/01/2003 - 06/09/2010
78/267062 25/06/2003 Affidavit of use
2,991,640 06/09/2005
/ / /
Type de dépôt : Marque Nationale
Type de Marque : NOMINALE
Titulaire Actuel : VEOLIA ENVIRONNEMENT
Type de classification : Internationale
Classes : 36,37,39,40,41,42
Référence Dossier : 1H272770 0018 US TM
VEOLIA LOGO DROP PROCEDURE INTERNATIONALE FR-053360275 20/05/2005 - 28/10/2015
878086 28/10/2005 RENOUVELLEMENT
878086 28/10/2005
/ / /
Type de dépôt : Marque Internationale Pays Couverts : AUSTRALIE,BOSNIE-HERZEGOVINE,BULGARIE,
Type de Marque : FIGURATIVE SUISSE,CHINE,CUBA,ALGERIE,EGYPTE,UNION-EUROPEENNE,
Titulaire Actuel : VEOLIA ENVIRONNEMENT CROATIE,ISLANDE,JAPON,COREE-DU-NORD,COREE-DU-SUD,
Type de classification : Internationale LIECHTENSTEIN,MAROC,MONACO,MACEDOINE,NORVEGE,ROUMANIE,
RUSSIE-(FEDERATION),SINGAPOUR,TURQUIE,UKRAINE,ETATS-UNIS,VIET-NAM
Classes : 09,11,16,32,35,36,37,38,39,40,41,42,44
Référence Dossier : 1H272770 0228 WO IR

30/05/2012 page : 3
Marque Pays N° Priorité Date Priorité Evénement
N°Dépôt Date Dépôt Opération
N° Enregistrement. Date Enrg.
N° Renvouvellement Date Renvt.
VEOLIA LOGO DROP PROCEDURE INTERNATIONALE FR-053387422 20/10/2005 - 31/03/2016
916648 31/03/2006 RENOUVELLEMENT
916648 31/03/2006
/ / /
Type de dépôt : Marque Internationale Pays Couverts : AUSTRALIE,BOSNIE-HERZEGOVINE,BULGARIE,
Type de Marque : FIGURATIVE SUISSE,CHINE,CUBA,ALGERIE,EGYPTE,UNION-EUROPEENNE,
Titulaire Actuel : VEOLIA ENVIRONNEMENT CROATIE,ISLANDE,JAPON,COREE-DU-NORD,COREE-DU-SUD,
Type de classification : Internationale LIECHTENSTEIN,MAROC,MONACO,MACEDOINE,NORVEGE,ROUMANIE,
RUSSIE-(FEDERATION),SINGAPOUR,TURQUIE,UKRAINE,ETATS-UNIS,VIET-NAM
Classes : 09,11,35,36,37,39,41,42,44
Référence Dossier : 1H272770 0228 WO IR

Exhibit 6.13-2

Int. Cls.: 12, 37 and 39

Prior U.S. Cls.: 19, 21, 23, 31, 35, 44, 100, 103, 105 and 106

Reg. No. 3,649,414

United States Patent and Trademark Office

Registered July 7, 2009

TRADEMARK
SERVICE MARK
PRINCIPAL REGISTER

CYCLOTRUCK

VEOLIA PROPRETE (FRANCE SOCIÉTÉ ANONYME (SA))
163 AVENUE GEORGE CLEMENCEAU
92000 NANTERRE, FRANCE

FOR: LAND VEHICLES FOR THE COLLECTION AND TRANSPORT OF WASTE AND SCRAP, IN CLASS 12 (U.S. CLS. 19, 21, 23, 31, 35 AND 44).

FOR: STREET CLEANING, REMOVAL OF GRAFFITI FROM SIDEWALKS, STREETS, AND BUILDINGS; CLEANING AND DISINFECTING OF BUILDINGS, IN CLASS 37 (U.S. CLS. 100, 103 AND 106).

FOR: WASTE COLLECTION SERVICES, NAMELY, GARBAGE, WASTE AND SCRAP COLLECTION IN PARTICULAR IN STREETS AND PARKS; TRANSPORTATION OF WASTE AND SCRAP, WRAPPING OF WASTE AND SCRAP FOR TRANSPORTATION AND STORAGE OF WASTE AND SCRAP, IN CLASS 39 (U.S. CLS. 100 AND 105).

THE MARK CONSISTS OF STANDARD CHARACTERS WITHOUT CLAIM TO ANY PARTICULAR FONT, STYLE, SIZE, OR COLOR.

PRIORITY CLAIMED UNDER SEC. 44(D) ON FRANCE APPLICATION NO. 073520179, FILED 8-17-2007, REG. NO. 073520179, DATED 8-17-2007, EXPIRES 8-17-2017.

SER. NO. 77-399,947, FILED 2-19-2008.

BRIAN CALLAGHAN, EXAMINING ATTORNEY

The United States of America
CERTIFICATE OF REGISTRATION
PRINCIPAL REGISTER
The Mark shown in this certificate has been registered in the United States Patent and Trademark Office to the named registrant.
The records of the United States Patent and Trademark Office show that an application for registration of the Mark shown in this Certificate was filed in the Office; that the application was examined and determined to be in compliance with the requirements of the law and with the regulations prescribed by the Director of the United States Patent and Trademark Office; and that the Applicant is entitled to registration of the Mark under the Trademark Act of1946, as Amended.
A copy of the Mark and pertinent data from the application are part of this certificate.
To avoid CANCELLATION of the registration, the owner of the registration must submit a declaration of continued use or excusable non-use between the fifth and sixth years after the registration date. (See next page for more information.) Assuming such a declaration is properly filed, the registration will remain in force for ten (10) years, unless terminated by an order of the Commissioner for Trademarks or a federal court. (See next page for information on maintenance requirements for successive ten-year periods.)
Acting Director of the United States Patent and Trademark Office

REQUIREMENTS TO MAINTAIN YOUR FEDERAL TRADEMARK REGISTRATION
Requirements in the First Ten Years*
What and When to File:
First Filing: A Declaration of Continued Use (or Excusable Non-use), filed between the 5th and 6th years after the registration date. (See 15 U.S.C. §1058; 37 C.F.R. §2.161.)
Second Filing: A Declaration of Continued Use (or Excusable Non-use) and an Application for Renewal, filed between the 9th and 10th years after the registration date. (See 15 U.S.C. §1058 and §1059; 37 C.F.R. §2.161 and 2.183.)
Requirements in Successive Ten-Year Periods*
What and When to File:
A Declaration of Continued Use (or Excusable Non-use) and an Application for Renewal, filed between each 9th and l0th-year period after the date when the first ten-year period ends. (See 15 U.S.C. §1058 and §1059; 37 C.F.R. §2.161 and 2.183.)
Grace Period Filings*
There is a six-month grace period for filing the documents listed above, with payment of an additional fee.
The U.S. Patent and Trademark Office (USPTO) will NOT send you any future notice or reminder of these filing requirements. Therefore, you should contact the USPTO approximately one year prior to the deadlines set forth above to determine the requirements and fees for submission of the required filings.
NOTE: Electronic forms for the above documents, as well as information regarding current filing requirements and fees, are available online at the USPTO web site:
www.uspto.gov
YOUR REGISTRATION WILL BE CANCELLED IF YOU DO NOT FILE THE DOCUMENTS IDENTIFIED ABOVE DURING THE SPECIFIED TIME PERIODS.
* Exception for the Extensions of Protection under the Madrid Protocol:
The holder of an international registration with an extension of protection to the United States must file, under slightly different time periods, a Declaration of Continued Use (or Excusable Non-use) at the USPTO. See 15 U.S.C. § 1141k; 37 C.F.R. §7.36. The renewal of an international registration, however, must be filed at the International Bureau of the World Intellectual Property Organization, under Article 7 of the Madrid Protocol. See 15 U.S.C. §1141j; 37 C.F.R. §7.41.

Exhibit 6.13-3

Trademark/Service Mark Application, Principal Register
PTO Form 1478 (Rev 9/2006)
OMB No. 0651-0009 (Exp 12/31/2011)
Mark (Applicant-generated image):
mark_207678722-
094045577_._DRAWING_onyx_semi_fig.jpg
Back

16-Jul-12 plm
Bank of America Veolia ES North America Corp. and VES Solid Waste LOC Commission/Fees For the Quarter ending 6/30/2012
COLLATERAL OBLIGATION FOR SURETY BONDS AND PERFORMANCE GUARANTEES
LOC # LOC Name Expiry Date Issue Date Principal Location Purpose of LOC
1311825 Com Data 2/1/2013 12/27/2001 10,000 VES-SW Fuel Charging (Northbrook)
1323662 Evergreen National Indemnity 4/15/2013 4/15/2002 1,000,000 VES-SW Collateral for Closure Post Closure bonds
1373261 PA Dept Of Environ Protection 5/31/2013 1/17/2003 10,000 VES-SW Performance Guarantee Hazardous Waste Hauling/Chemotherapeutice (Dubois)
1379247 City Of Two Rivers 1/31/2013 2/4/2003 5,000 VES-SW Performance Guarantee Hauling contract (Chilton)
68000921 Olmstead County 12/31/2012 12/6/2005 522,636 VES-SW Performance Guarantee(Rochester)
68000927 Township of South Huntingdon 12/31/2012 6/8/2006 945,000 VES-SW Performance Guarantee(CBF Hauling)
68000949 Flint Hills Resources 11/6/2012 11/5/2008 1,000,000 VES-SW Collateral for Fuel Quest program(Solid Waste)
68000951 Township of Mount Joy 7/29/2012 7/24/2009 20,000 VES-SW Restoration of Pavement (Lancaster)
68005229 Citrus County Board 12/31/2012 2/9/2005 60,000 VES-SW Disposal Payment (Ocala)
68006163 Village of Vernon Hills 11/30/2012 5/1/2005 1,000,000 VES-SW Performance Guarantee (Waukegan)
68007064 City of Pontiac 9/6/2012 9/8/2005 2,700,000 VES-SW Performance Guarantee(Solid Waste of MI)
68022990 City of Manitowoc 12/31/2012 1/25/2008 5,000 VES-SW Performance Guarantee (Chilton)
68026466 City Of Chicago 2/11/2012 2/16/2010 5,000 VES-SW Performance Guarantee (Northlake)
68035530 City of Greenacres 9/30/2012 6/22/2010 847,995 VES-SW Performance Guarantee(West palm Beach)
68035531 PA DOT 1/31/2012 7/27/2010 20,000 VES-SW Performance Guarantee (Chestnut Vally LF)
68035948 Town of Darien 9/30/2012 10/1/2010 100,000 VES-SW Expansion Agreement (Mallard Ridge Landfill)
68035533 Walworth County 10/1/2012 10/2/2010 100,000 VES-SW Expansion Agreement (Mallard Ridge Landfill)
Totals 8,350,631
COLLATERAL OBLIGATION FOR CASUALTTY INSURANCE PROGRAM - SELF INSURED RETENTION
LOC # LOC Name Expiry Date Issue Date Principal Location Purpose of LOC
1241265 National Union Fire 11/15/2012 11/21/2000 2,000,000 VESNA Collateral WC & AL Policy
1241275 National Union Fire 11/15/2012 11/21/2000 8,571,784 VESNA Collateral WC & AL Policy
1241838 National Union Fire 11/15/2012 11/21/2000 1,019,548 VESNA Collateral WC & AL Policy
1241844 National Union Fire 11/15/2012 11/21/2000 1,507,000 VESNA Collateral WC & AL Policy
1288577 National Union Fire Ins 7/11/2012 10/1/2001 300,000 VESNA Collateral WC & AL Policy
1296477 National Union Fire Ins 7/1/2012 11/19/2001 7,804,034 VESNA Collateral WC & AL Policy
1358071 National Union Fire 10/16/2012 10/16/2002 8,019,319 VESNA Collateral WC Policy
1436605 National Union Fire 9/24/2012 9/23/2003 7,000,000 VESNA Collateral WC Policy
68000906 Ace American Insurance 8/4/2012 8/3/2005 6,300,000 VESNA Collateral AL Policy
68000928 National Union Fire 7/12/2012 7/14/2006 10,093,391 VESNA Collateral GL 06/07, WC, AL 07/08
68000941 National Union Fire 7/7/2012 7/7/2009 8,250,000 VESNA Collateral 09/10 Casualty renewal
68035951 National Union Fire 6/29/2013 6/28/2012 12,120,883 VESNA Collateral 12/13 Casualty renewal
68035952 National Union Fire 6/29/2013 6/28/2012 14,346,689 VESNA Collateral 12/13 Casualty renewal
Total 87,332,648
2012/2013 VES-SW Collateral Allocation 38,131,811

Solid Waste Bond Listing as of 05.29.12
Legal Entity
Location
Bond # Obligee
Veolia ES Pecan Row Landfill, Inc. Pecan Row/Evergreen LF 854673 Kurt Wilkening PA
Veolia ES Chestnut Valley Landfill, Inc. Chestnut Valley 853979 PA DEP PA
Veolia ES Solid Waste Midwest, LLC Claypool 300464 Indiana DEM IN
Veolia ES Blue Ridge Landfill, Inc. Blue Ridge Landfill 300458 KY Natural Resources KY
Veolia ES Morehead Landfill, Inc. Morehead Landfill 300459 KY Natural Resources KY
Veolia ES Solid Waste Midwest, LLC Evansville-Koester Materials & F 551332 DEP Indiana IN
Veolia ES Solid Waste Midwest, LLC SCHAFER ROAD 553397 Michigan DEQ MI
Veolia ES Solid Waste of PA, Inc. Dubois/Warren County TS 553914 State of PA DEP PA
Veolia ES Solid Waste Midwest, LLC ARBOR HILLS MRF 555920 Michigan DEQ MI
Veolia ES Solid Waste Midwest, LLC Pontiac Tranfer station 556035 MI DEQ MI
Veolia ES Zion Landfill, Inc. ZION LANDFILL 850621 Illinois EPA IL
Veolia ES Valley View Landfill, Inc. Valley View Landfill 851348 ILEPA IL
Veolia ES Orchard Hills Landfill, Inc. ORCHARD HILLS LF 851350 ILEPA IL
Veolia ES Arbor Hills Landfill, Inc. Arbor Hills Landfill 852403 MI DEQ MI
Veolia ES Arbor Hills Landfill, Inc. Arbor Hills Landfill 852405 MI DEQ MI
Veolia ES Emerald Park Landfill, LLC Emerald Park 853050 WI DNR WI
Veolia ES Seven Mile Creek Landfill, LLC Seven Mile Creek 853189 WI DNR WI
Veolia ES Glacier Ridge Landfill, LLC Glacier Ridge 853191 WI DNR WI
Veolia ES Hickory Meadows Landfill, LLC Hickory Meadows Landfill 853199 WI DNR WI
Veolia ES Cranberry Creek Landfill, LLC Cranberry Creek Landfill 853202 WI DNR WI
Veolia ES Mallard Ridge Landfill, Inc. Mallard Ridge LF 853343 WI DNR WI
Veolia ES Lancaster, LLC Lancaster LLc 853396 PA DEP PA
Veolia ES Mallard Ridge Landfill, Inc. Mallard Ridge Landfill 853499 WI DNR WI
Veolia ES Greentree Landfill, LLC Greentree 853980 PA DEP PA
Veolia ES Solid Waste Midwest, LLC EVANSVILLE (Advantage TS) 854804 IDEM IN
Veolia ES Rolling Hills Landfill, Inc. Rolling Hills Landfill 301131 MN Pollution Control Agency MN
Veolia ES Solid Waste Midwest, LLC Monticello TS 301183 IN DEM IN
Veolia ES Blackfoot Landfill, inc. Blackfoot 552060 Indiana DEM IN
Veolia ES Blackfoot Landfill, inc. Blackfoot 853157 Indiana DEM IN
Veolia ES Rolling Hills Landfill, Inc. Rolling Hills Landfill 853161 MN Pollution Control Agency MN
Veolia ES Valley View Landfill, Inc. Valley View Landfill 557846 IEPA IL
Veolia ES Lancaster, LLC Lancaster LLC 853978 PA DEP PA
Veolia ES Cypress Acres Landfill, Inc. CYPRESS ACRES 552089 STATE OF FL FL
Veolia ES Hoosier Landfill, Inc. Hoosier Landfill #1 1024597 IDEM IN
Veolia ES Solid Waste Southeast, Inc. Columbus GA 300769 Alabama Onsite Wastewater AL
Veolia ES Vasko Solid Waste, Inc. Vasko 300771 City of Coon Rapids MN
Veolia ES Solid Waste Midwest, LLC ROCHESTER 554566 Dodge County MN
Veolia ES Vasko Solid Waste, Inc. Vasko 556845 Ramsey County Environmental Health (tr. MN
Veolia ES Solid Waste Midwest, LLC Northlake 556904 Village of Woodridge IL
Veolia ES Vasko Solid Waste, Inc. Vasko 557028 City of Little Canada MN
Veolia ES Solid Waste Midwest, LLC Charleston 557272 IL DOT IL
Veolia ES Solid Waste Midwest, LLC Charleston 557273 City of Sullivan IL
Veolia ES Solid Waste Midwest, LLC Charleston 557275 City of Charleston iL
Veolia ES Solid Waste Midwest, LLC Northlake 557436 City of Northlake IL
Veolia ES Vasko Solid Waste, LLC Vasko 558691 City of Circle Pines MN
Veolia ES Solid Waste Midwest, LLC St. Paul 1019359 City of North St. Paul MN
Veolia ES Solid Waste Midwest, LLC OWSMI 300233 City of Lincoln Park MI
Veolia ES Solid Waste Southeast, Inc. Ocala 300308 Marion County Board of C FL
Veolia ES Solid Waste Midwest, LLC CENTRAL MN 300310 City of Sauk Rapids, MN MN
Veolia ES Solid Waste Midwest, LLC BROWN ROAD 300311 Township of Chesterfield MI
Veolia ES Oak Ridge Landfill, Inc. OAK RIDGE LF 300416 St. Louis County MO
Veolia ES Solid Waste Midwest, LLC NORTHLAKE 300418 Village of Oak Lawn IL
Veolia ES Vasko Solid Waste, Inc. Vasko 300700 City of Bloomington WI
Financial Mechanism/Bond Type Original Eff Date Exp Date Bond Amount Premium Carrier Broker
Appeals Bond 04/05/12 04/05/13 1,500,000.00 15,000 Evergreen HUB International
Closure bond 06/01/11 06/01/12 5,804,997.00 58,049 Evergreen HUB International
Closure bond 08/31/07 08/31/12 10,000.00 100 Ohio Indemnity/Evergreen HUB International
Closure bond 08/24/07 08/24/12 2,368,118.00 26,475 Ohio Indemnity/Evergreen HUB International
Closure bond 08/27/07 08/27/12 3,477,236.00 35,398 Ohio Indemnity/Evergreen HUB International
Closure bond 03/01/03 03/01/13 28,000.00 280 Evergreen HUB International
Closure bond 02/08/10 02/08/13 4,000.00 100 Evergreen HUB International
Closure bond 06/03/04 06/03/12 18,003.24 180 Evergreen HUB International
Closure bond 03/08/06 03/08/13 10,286.00 103 Evergreen HUB International
Closure bond 03/06/06 03/06/13 7,500.00 100 Evergreen HUB International
Closure bond 02/17/04 02/17/14 5,803,828.00 58,038 Evergreen HUB International
Closure bond 05/20/09 05/20/14 6,909,022.00 69,090 Evergreen HUB International
Closure bond 05/20/09 05/20/14 10,827,311.00 108,273 Evergreen HUB International
Closure bond 01/21/10 01/21/13 11,431,762.00 114,318 Evergreen HUB International
Closure bond 01/21/10 01/21/13 1,697,115.00 16,971 Evergreen HUB International
Closure bond 09/12/10 09/12/12 7,065,700.00 70,657 Evergreen HUB International
Closure bond 08/15/10 08/15/12 4,858,834.00 48,588 Evergreen HUB International
Closure bond 08/15/10 08/16/12 5,800,168.00 58,002 Evergreen HUB International
Closure bond 08/15/10 08/15/12 4,338,955.00 43,389 Evergreen HUB International
Closure bond 08/15/10 08/15/12 4,320,850.00 43,208 Evergreen HUB International
Closure bond 10/02/10 10/02/12 3,991,500.00 39,915 Evergreen HUB International
Closure bond 10/15/10 10/15/12 283,500.00 2,835 Evergreen HUB International
Closure bond 11/17/10 11/17/12 28,266.00 283 Evergreen HUB International
Closure bond 10/01/11 10/01/12 10,139,530.00 101,395 Evergreen HUB International
Closure bond 05/24/12 05/24/13 8,000.00 100 Evergreen HUB International
Closure bond /StandbyTrust 08/15/10 08/15/12 702,194.95 7,021 Ohio Indemnity/Evergreen HUB International
Closure bond/Standby Trust 12/01/10 11/31/12 8,000.00 100 Ohio Indemnity/Evergreen HUB International
Closure bond/Standby Trust 05/01/03 05/01/13 108,000.00 1,080 Evergreen HUB International
Closure bond/Standby Trust 08/15/10 08/15/12 4,062,915.00 40,629 Evergreen HUB International
Closure bond/Standby Trust 08/15/10 08/15/12 1,531,180.14 15,311 Evergreen HUB International
Closure/post closure 08/13/05 08/13/12 669,282.00 100 Evergreen HUB International
Closure/post closure 06/01/11 09/30/12 5,755,825.70 57,558 Evergreen HUB International
Closure/Post Closure bond /StandbyTrust 05/01/03 05/02/13 825,552.21 8,363 Evergreen HUB International
Closure/Post Closure bond /StandbyTrust 08/31/07 08/31/12 3,875,676.00 27,129 Lexon/Bond Safe Guard Smith Manus
License permit bond 01/01/09 12/31/12 15,000.00 150 Ohio Indemnity/Evergreen HUB International
License permit bond 01/01/09 12/31/12 3,000.00 100 Ohio Indemnity/Evergreen HUB International
License permit bond 01/01/05 12/31/12 16,909.05 169 Evergreen HUB International
License permit bond 05/01/06 04/30/13 100,000.00 1,000 Evergreen HUB International
License permit bond 05/02/06 05/02/13 1,000.00 100 Evergreen HUB International
License permit bond 07/01/06 06/30/12 3,000.00 100 Evergreen HUB International
License permit bond 09/15/06 09/15/12 25,000.00 250 Evergreen HUB International
License permit bond 09/15/06 07/06/12 5,000.00 100 Evergreen HUB International
License permit bond 09/15/06 08/06/12 1,000.00 100 Evergreen HUB International
License permit bond 05/01/05 05/01/13 10,000.00 100 Evergreen HUB International
License permit bond 04/17/08 12/31/12 2,000.00 6,450 Evergreen HUB International
License permit bond 01/01/07 12/31/12 10,000.00 100 Lexon Smith Manus
License permit bond 12/15/05 12/15/12 1,000.00 100 Ohio Indemnity/Evergreen HUB International
License permit bond 09/18/06 09/18/12 6,426.86 101 Ohio Indemnity/Evergreen HUB International
License permit bond 08/23/06 08/23/12 15,000.00 150 Ohio Indemnity/Evergreen HUB International
License permit bond 08/31/06 08/31/12 2,500.00 100 Ohio Indemnity/Evergreen HUB International
License permit bond 04/13/07 04/13/13 20,000.00 200 Ohio Indemnity/Evergreen HUB International
License permit bond 05/01/07 04/30/13 10,000.00 100 Ohio Indemnity/Evergreen HUB International
License permit bond 10/08/08 10/07/12 2,000.00 100 Ohio Indemnity/Evergreen HUB International

Legal Entity
Location
Bond # Obligee
Veolia ES Solid Waste Midwest, LLC Decatur 300807 Macon County Solid Waste Management IL
Veolia ES Solid Waste Midwest, LLC CENTRAL MN 301019 Douglas County MN
Veolia ES Solid Waste Midwest, LLC Melrose Park 301075 Village of River Forest IL
Veolia ES Solid Waste Midwest, LLC SCHAFER ROAD 554734 Charter Township of Plymouth Ml
Veolia ES Solid Waste Midwest, LLC CENTRAL MN 554774 Stearns County MN
Veolia ES Solid Waste Midwest, LLC NORTHLAKE 554775 Village of Palatine IL
Veolia ES Zion Landfill, Inc. ZION LANDFILL 554798 Kenosha Water Utility Wl
Veolia ES Solid Waste Midwest, LLC CENTRAL MN 554917 City of Otsego (continuous) MN
Veolia ES Solid Waste Midwest, LLC BROWN ROAD 555220 City of Utica Ml
Veolia ES Solid Waste Midwest, LLC NORTHLAKE 555866 VILLAGE OF CARY IL
Veolia ES Solid Waste Midwest, LLC NORTHLAKE 555867 Village of LaGrange IL
Veolia ES Vasko Solid Waste, Inc. Vasko 555922 City of Lauderdale MN
Veolia ES Vasko Solid Waste, Inc. Vasko 556328 City of Edina MN
Veolia ES Solid Waste Midwest, LLC NORTHLAKE 556370 Village of Stickney IL
Veolia ES Solid Waste Midwest, LLC Batavia 556470 Village of South Elgin IL
Veolia ES Solid Waste Midwest, LLC Batavia 556471 City of Naperville IL
Veolia ES Vasko Solid Waste, Inc. Vasko 556520 City ofVadnais Heights MN
Veolia ES Vasko Solid Waste, Inc. Vasko 556521 City of Little Canada MN
Veolia ES Vasko Rubbish Removal, Inc. Vasko 556522 Ramsey County Environmental Health (re MN
Veolia ES Vasko Solid Waste, Inc. Vasko 556523 City of Lauderdale MN
Veolia ES Vasko Rubbish Removal, Inc. Vasko 556524 County of Sherburne MN
Veolia ES Vasko Solid Waste, Inc. Vasko 556525 City of Shoreview MN
Veolia ES Solid Waste Midwest, LLC CENTRAL MN 556732 Benton County Solid Waste Office MN
Veolia ES Solid Waste Midwest, LLC Central Mn 556744 City of Plymouth MN
Veolia ES Solid Waste Midwest, LLC NORTHLAKE 556801 Village of Stone Park IL
Veolia ES Solid Waste Midwest, LLC Decatur 557098 Macon County Solid Waste Management IL
Veolia ES Solid Waste Midwest, LLC NORTHLAKE 557539 Elk Grove Village IL
Veolia ES Solid Waste Midwest, LLC Central MN 557639 County of Stearns, MN MN
Veolia ES Solid Waste Midwest, LLC NORTHLAKE 557651 City of Berwyn IL
Veolia ES Solid Waste Midwest, LLC NORTHLAKE 557672 Village of Lyons IL
Veolia ES Solid Waste Midwest, LLC SCHAFER ROAD 557795 City of Livonia Ml
Veolia ES Arbor Hills Landfill, Inc. ARBOR HILLS LF 558000 Washtenaw County Road Comm Ml
Veolia ES Solid Waste Midwest, LLC Northlake 558138 Village of Oak Park IL
Veolia ES Solid Waste Midwest, LLC Batavia 558178 Village of Carol Stream IL
Veolia ES Solid Waste Midwest, LLC Northlake 558179 Village of Glen Ellyn IL
Veolia ES Solid Waste Southeast, Inc. Sandman 558382 State of GA (scrap tire) GA
Veolia ES Solid Waste Southeast, Inc. Apopka 558715 Orange County Utilites FL
Veolia ES Solid Waste of PA, Inc. Clarion County TS 558763 COMMONWEALTH OF PENNSYLVANIA PA
Veolia ES Solid Waste Midwest, LLC Melrose Park 559474 Village of River Forest IL
Veolia ES Solid Waste Midwest, LLC Northville, Ml 559631 Harrison Township Ml
Veolia ES Solid Waste Midwest, LLC Melrose Park 559746 Village of Bridgeview IL
Veolia ES Solid Waste Midwest, LLC Marshfield 559787 City of Marshfield Wl
Veolia ES Sol d Waste Midwest, LLC WAUKEGAN 559830 City of Zion IL
Veolia ES Solid Waste Midwest, LLC NORTHERN MISSOURI 852539 City of Centralia MO
Veolia ES Solid Waste Midwest, LLC Melrose Park 853538 Village of Westchester IL
Veolia ES Solid Waste Midwest, LLC Decatur 853662 City of Lincoln IL
Veolia ES Solid Waste Southeast, Inc. Apopka 853666 Orange County board of Commissioners c FL
Veolia ES Solid Waste Southeast, Inc. Eufaula 853701 City of Eufaula AL
Veolia ES Solid Waste Midwest, LLC Melrose Park 853815 Village of Harwood Heights IL
Veolia ES Solid Waste Southeast, Inc. Moody 853947 State of Alabama (Tonya Sudsberry) AL
Veolia ES Solid Waste Southeast, Inc. Moody 853948 State of Alabama (Brandon Lance) AL
Veolia ES Solid Waste Southeast, Inc. Moody 853949 State of Alabama (Amber Williams) AL
Veolia ES Solid Waste Southeast, Inc. Moody 853950 State of Alabama (Leah McDaniel) AL
Veolia ES Solid Waste Southeast, Inc. Moody 853951 State of Alabama (Connie Peoples) AL
Veolia ES Solid Waste Southeast, Inc. Moody 853952 State of Alabama (Shelia Humphries) AL
Veolia ES Solid Waste Southeast, Inc. Moody 853953 State of Alabama (John Dennis) AL
Veolia ES Solid Waste Midwest, LLC Decatur 853956 Macon County Environmental Manager™ IL
Veolia ES Solid Waste Midwest, LLC NORTHBROOK 854028 Village of Skokie IL
Financial Mechanism/Bond Type Original Eff Date Exp Date Bond Amount Premium Carrier Broker
License permit bond 07/01/09 06/30/12 1,450.00 100 Ohio Indemnity/Evergreen HUB International
License permit bond 09/21/09 12/31/12 5,000.00 100 Ohio Indemnity/Evergreen HUB International
License permit bond 06/01/10 05/31/13 25,000.00 250 Ohio Indemnity/Evergreen HUB International
License permit bond 04/30/05 04/30/13 146,644.00 1,466 Evergreen HUB International
License permit bond 03/04/05 03/04/13 10,000.00 100 Evergreen HUB International
License permit bond 05/12/05 05/12/13 50,000.00 500 Evergreen HUB International
License permit bond 05/10/05 05/10/13 5,000.00 100 Evergreen HUB International
License permit bond 01/01/07 12/31/12 10,000.00 100 Evergreen HUB International
License permit bond 07/01/07 07/31/12 1,000.00 100 Evergreen HUB International
License permit bond 01/01/06 12/31/12 250,000.00 2,500 Evergreen HUB International
License permit bond 01/01/06 12/31/12 50,000.00 500 Evergreen HUB International
License permit bond 02/01/06 01/31/13 1,000.00 100 Evergreen HUB International
License permit bond 11/06/05 11/06/12 3,000.00 100 Evergreen HUB International
License permit bond 10/25/05 10/25/12 10,000.00 100 Evergreen HUB International
License permit bond 01/01/06 12/31/12 25,000.00 250 Evergreen HUB International
License permit bond 01/01/06 12/31/12 50,000.00 500 Evergreen HUB International
License permit bond 12/17/05 12/17/12 3,000.00 100 Evergreen HUB International
License permit bond 12/17/05 12/17/12 3,000.00 100 Evergreen HUB International
License permit bond 12/17/05 12/17/12 5,000.00 100 Evergreen HUB International
License permit bond 12/17/05 12/17/12 1,000.00 100 Evergreen HUB International
License permit bond 12/17/05 12/17/12 3,000.00 100 Evergreen HUB International
License permit bond 12/17/05 12/17/12 2,500.00 100 Evergreen HUB International
License permit bond 03/05/06 03/05/13 10,000.00 100 Evergreen HUB International
License permit bond 04/01/06 04/01/13 1,000.00 100 Evergreen HUB International
License permit bond 05/01/06 04/30/13 10,000.00 100 Evergreen HUB International
License permit bond 08/01/06 07/31/12 1,000.00 100 Evergreen HUB International
License permit bond 06/01/05 06/01/12 1,000.00 100 Evergreen HUB International
License permit bond 06/01/05 06/01/12 10,000.00 100 Evergreen HUB International
License permit bond 07/14/05 07/14/12 10,000.00 100 Evergreen HUB International
License permit bond 06/27/05 06/27/12 10,000.00 500 Evergreen HUB International
License permit bond 08/15/05 08/15/12 10,000.00 100 Evergreen HUB International
License permit bond 01/01/07 12/31/12 9,000.00 100 Evergreen HUB International
License permit bond 01/01/07 12/31/12 10,000.00 100 Evergreen HUB International
License permit bond 10/30/07 10/30/12 10,000.00 100 Evergreen HUB International
License permit bond 10/25/07 10/25/12 5,000.00 100 Evergreen HUB International
License permit bond 01/01/08 12/31/12 5,000.00 100 Evergreen HUB International
License permit bond 08/01/08 08/01/12 10,000.00 100 Evergreen HUB International
License permit bond 05/12/08 05/12/13 65,727.74 657 Evergreen HUB International
License permit bond 01/01/09 12/31/12 25,000.00 250 Evergreen HUB International
License permit bond 03/16/09 03/16/13 3,000.00 100 Evergreen HUB International
License permit bond 04/06/09 12/31/12 10,000.00 100 Evergreen HUB International
License permit bond 04/20/09 04/20/13 200.00 100 Evergreen HUB International
License permit bond 05/01/09 04/30/13 50,000.00 500 Evergreen HUB International
License permit bond 03/01/10 12/31/12 5,000.00 100 Evergreen HUB International
License permit bond 01/01/11 12/31/12 10,000.00 100 Evergreen HUB International
License permit bond 01/25/11 01/25/13 500.00 100 Evergreen HUB International
License permit bond 04/01/11 03/31/13 76,300.00 763 Evergreen HUB International
License permit bond 01/01/11 12/31/12 150,000.00 1,500 Evergreen HUB International
License permit bond 05/01/11 04/30/13 10,000.00 100 Evergreen HUB International
License permit bond 05/23/11 05/23/13 1,000.00 100 Evergreen HUB International
License permit bond 05/23/11 05/23/13 1,000.00 100 Evergreen HUB International
License permit bond 05/23/11 05/23/13 1,000.00 100 Evergreen HUB International
License permit bond 05/23/11 05/23/13 1,000.00 100 Evergreen HUB International
License permit bond 05/23/11 05/23/13 1,000.00 100 Evergreen HUB International
License permit bond 05/23/11 05/23/13 1,000.00 100 Evergreen HUB International
License permit bond 05/23/11 05/23/13 1,000.00 100 Evergreen HUB International
License permit bond 06/15/11 06/14/12 1,000.00 100 Evergreen HUB International
License permit bond 06/15/11 06/15/12 10,000.00 100 Evergreen HUB International

Legal Entity Location Bond # Obligee State
Veolia ES Solid Waste Midwest, LLC Charleston 854082 City of Charleston IL
Veolia ES Solid Waste Midwest, LLC Melrose Park 854409 Village of Algonquin IL
Veolia ES Solid Waste Midwest, LLC CENTRAL MN 854410 City of Big Lake MN
Veolia ES Solid Waste Midwest, LLC ST PAUL 1019360 City of Little Canada MN
Veolia ES Solid Waste Midwest, LLC ST PAUL 1019361 White BearTownship MN
Veolia ES Solid Waste Midwest, LLC Northlake 1019364 Village of Riverside IL
Veolia ES Solid Waste Midwest, LLC NORTHLAKE 1019365 Village Bensenville IL
Veolia ES Solid Waste Midwest, LLC NORTHLAKE 1019366 Village of Willow Brook IL
Veolia ES Solid Waste Midwest, LLC NORTHLAKE 1019367 Village of Broadview IL
Veolia ES Solid Waste Midwest, LLC CENTRAL MN 1019370 Sherburne County MN
Veolia ES Solid Waste Southeast, Inc. Panama City 854598 City of Callaway FL
Veolia ES Solid Waste Southeast, Inc. Byron / Macon 853826 Ste of Georgia DOR Commissioner GA
Veolia ES Greentree Landfill, LLC Greentree Landfill 552786 PA DEP PA
Veolia ES Greentree Landfill, LLC Greentree Landfill 553187 PA DEP (Toby 1) PA
Veolia ES Greentree Landfill, LLC Greentree Landfill 553475 PA DEP PA
Veolia ES Greentree Landfill, LLC GREENTREE 554423 Commonwealth of Pennsylvania PA
Veolia ES Greentree Landfill, LLC GREENTREE 554424 Commonwealth of Pennsylvania PA
Veolia ES Seven Mile Creek Landfill, LLC Seven Mile Creek 854036 Chippewau County Dept of Land Conserv Wl
Veolia ES Solid Waste Midwest, LLC Melrose Park 3998067 State of IL (Mary Field) IL
Veolia ES Solid Waste Midwest, LLC St Louis 3998503 State of MO (Barbara Braband) MO
Veolia ES Solid Waste Midwest, LLC St Louis 3998504 State of MO (Molly Andrew) MO
Veolia ES Solid Waste Vally Veiw Landfill, In Valley View Landfill 3998507 State of IL (Tamyra Myers) IL
Veolia ES Solid Waste, Inc. Solid Waste (Milwaukee) 4046601 State of Wl (Joyce Hansen) Wl
Veolia ES Solid Waste Midwest, LLC Johnny on the Spot 105449332 State of MO (Cathleen Frnacis) MO
Veolia ES Solid Waste Midwest, LLC Batavia 105449819 State of IL (Colleen Hansen) IL
Veolia ES Solid Waste, Inc. Milwaukee 105684200 State of Wl (Amy Gilmore) Wl
Veolia ES Solid Waste Midwest, LLC Melrose Park 105775538 State of IL (Sophie Pyrzanowski) IL
Veolia ES Solid Waste Southeast, Inc. Greenacres 300355 West Palm Beach FL
Veolia ES Solid Waste Midwest, LLC Vasko 300841 Minneapolis Housing Authority MN
Veolia ES Solid Waste Southeast, Inc. OCALA 553910 Lake County Board of C FL
Veolia ES Solid Waste Midwest, LLC Batavia 557048 Secretary of State IL
Veolia ES Emerald Park Landfill, LLC EPI 558203 City of Muskego Wl
Veolia ES Solid Waste Southeast, Inc. Panama City 301398 Bay County Board of Cnty Comm FL
Veolia ES Greentree Landfill, LLC Greentree 854758 Centre County Recycling PA
Veolia ES Solid Waste Midwest, LLC Horicon 301415 Town of Grafton Wl
Veolia ES Solid Waste Midwest, LLC Northville, Ml 854644 Charter Township of Waterford Ml
Veolia ES Solid Waste Southeast, Inc. Key Largo 300171 Islamorada, Village of Islands FL
Veolia ES Solid Waste Midwest, LLC Horicon 300312 City of Beaver Dam Wl
Veolia ES Solid Waste Midwest, LLC Hartland 300358 City of Oconomowoc Wl
Veolia ES Solid Waste Midwest, LLC Hartland 300360 City of Wauwatosa Wl
Veolia ES Solid Waste Midwest, LLC FT ATKINSON 300379 Village of Twin Lakes Wl
Veolia ES Solid Waste Southeast, Inc. Albany Hauling 300466 City of Doerun GA
Veolia ES Solid Waste Midwest, LLC Irvine KY 300467 City of Richmond KY
Veolia ES Solid Waste Southeast, Inc. Apopka 300587 City of Clermont FL
Veolia ES Solid Waste Southeast, Inc. West Palm Beach 300617 Palm Beach County FL
Veolia ES Solid Waste Southeast, Inc. ORLANDO 300631 City of Minneola FL
Veolia ES Solid Waste Midwest, LLC Macon 300670 City of Pilot Grove MO
Veolia ES Solid Waste Midwest, LLC Macon 300671 City of New Franklin MO
Veolia ES Solid Waste Midwest, LLC Moody 300714 Cleburne County AL
Veolia ES Solid Waste Midwest, LLC St Paul 300715 City of Blaine MN
Veolia ES Solid Waste Midwest, LLC Wisconsin Rapids 300776 Portage County Wl
Veolia ES Solid Waste Midwest, LLC Macon 300792 City of Marceline MO
Veolia ES Solid Waste Midwest, LLC Macon 300793 City of Novinger MO
Veolia ES Solid Waste Midwest, LLC Macon 300813 City of Memphis MO
Veolia ES Solid Waste Southeast, Inc. OCALA 300815 School Board Marion County FL
Veolia ES Solid Waste Midwest, LLC Macon 300823 City of Salisbury MO
Veolia ES Solid Waste Midwest, LLC Vasko 300840 Minneapolis Housing Authority MN
Veolia ES Emerald Park Landfill, LLC Emerald Park 300855 Wetand Mitigation project Wl
Financial Mechanism/Bond Type Original Eff Date Exp Date Bond Amount Premium Carrier Broker
License permit bond 07/15/11 07/14/12 1,000.00 100 Evergreen HUB International
License permit bond 12/01/11 11/30/12 10,000.00 100 Evergreen HUB International
License permit bond 01/01/12 12/31/12 2,000.00 100 Evergreen HUB International
License permit bond 01/01/07 12/31/12 3,000.00 100 Lexon Smith Manus
License permit bond 01/01/07 12/31/12 10,000.00 100 Lexon Smith Manus
License permit bond 10/01/07 10/01/12 10,000.00 100 Lexon Smith Manus
License permit bond 12/31/06 12/31/12 1,000.00 100 Lexon Smith Manus
License permit bond 12/30/02 12/30/12 5,000.00 100 Lexon Smith Manus
License permit bond 01/01/07 12/31/12 5,000.00 100 Lexon Smith Manus
License permit bond 12/30/06 12/30/12 10,000.00 100 Lexon Smith Manus
License permit bond 04/01/12 03/31/13 2,500.00 101 Evergreen HUB International
License/permit bond 04/07/11 04/07/13 13,700.00 137 Evergreen HUB International
Mining bond 08/25/03 08/25/12 14,000.00 140 Evergreen HUB International
Mining bond 11/10/03 11/10/12 15,800.00 158 Evergreen HUB International
Mining bond 02/02/04 02/02/13 16,000.00 160 Evergreen HUB International
Mining bond 11/27/04 11/27/12 2,600.00 120 Evergreen HUB International
Mining bond 11/27/04 11/27/12 3,500.00 100 Evergreen HUB International
Mining bond 06/20/11 05/31/12 92,000.00 920 Evergreen HUB International
Notary Bond 07/02/09 07/02/13 5,000.00 50 Ohio Casualty HUB International
Notary Bond 07/24/09 07/24/13 10,000.00 50 Ohio Casualty HUB International
Notary Bond 07/29/09 07/29/13 10,000.00 50 Ohio Casualty HUB International
Notary Bond 08/12/09 08/12/13 5,000.00 50 Ohio Casualty HUB International
Notary Bond 04/28/10 04/28/14 500.00 50 Ohio Casualty HUB International
Notary Bond 05/24/10 05/24/14 10,000.00 50 Travelers HUB International
Notary Bond 08/26/10 08/26/14 5,000.00 30 Travelers HUB International
Notary Bond 08/09/11 08/09/15 500.00 20 Travelers HUB International
Notary Bond 05/03/12 05/03/16 5,000.00 30 Travelers HUB International
Payment bond 12/05/06 12/05/12 250,000.00 2,533 Ohio Indemnity/Evergreen HUB International
Payment bond 09/10/09 09/10/12 169,770.12 - Ohio Indemnity/Evergreen HUB International
Payment bond 06/01/04 06/01/12 10,000.00 303 Evergreen HUB International
Payment bond 07/01/06 06/30/12 21,095.00 211 Evergreen HUB International
Payment bond 11/01/07 11/01/12 100,000.00 1,000 Evergreen HUB International
Payment bond 02/12/12 02/12/13 127,775.00 1,295 Ohio Indemnity/Evergreen HUB International
Performance bond 11/01/12 10/31/22 2,000,000.00 20,000 Evergreen HUB International
Performance bond 05/10/12 12/31/14 253,789.04 2,537 Ohio Indemnity/Evergreen HUB International
Performance bond 12/01/11 12/31/14 50,680.74 507 Evergreen HUB International
Performance bond 10/01/05 09/30/12 1,000,000.00 10,100 Ohio Indemnity/Evergreen HUB International
Performance bond 01/17/07 12/31/12 1,677,719.00 16,777 Ohio Indemnity/Evergreen HUB International
Performance bond 01/01/07 12/31/12 50,000.00 500 Ohio Indemnity/Evergreen HUB International
Performance bond 10/15/06 10/15/12 73,000.00 730 Ohio Indemnity/Evergreen HUB International
Performance bond 01/01/07 12/31/12 386,546.40 3,865 Ohio Indemnity/Evergreen HUB International
Performance bond 08/31/07 12/31/12 50,000.00 500 Ohio Indemnity/Evergreen HUB International
Performance bond 08/31/07 03/01/13 150,000.00 1,647 Ohio Indemnity/Evergreen HUB International
Performance bond 04/01/08 03/31/13 100,000.00 1,013 Ohio Indemnity/Evergreen HUB International
Performance bond 10/01/08 09/30/13 900,000.00 9,090 Ohio Indemnity/Evergreen HUB International
Performance bond 07/01/08 06/30/12 100,000.00 1,010 Ohio Indemnity/Evergreen HUB International
Performance bond 08/13/08 10/31/12 2,000.00 100 Ohio Indemnity/Evergreen HUB International
Performance bond 08/13/08 01/31/13 1,000.00 100 Ohio Indemnity/Evergreen HUB International
Performance bond 11/01/08 10/31/12 200,000.00 2,000 Ohio Indemnity/Evergreen HUB International
Performance bond 01/01/09 12/31/12 500,000.00 5,000 Ohio Indemnity/Evergreen HUB International
Performance bond 05/18/09 05/18/13 250,000.00 2,500 Ohio Indemnity/Evergreen HUB International
Performance bond 06/01/09 05/31/13 1,000,000.00 10,000 Ohio Indemnity/Evergreen HUB International
Performance bond 06/01/09 05/31/13 25,000.00 250 Ohio Indemnity/Evergreen HUB International
Performance bond 07/01/09 06/30/12 10,000.00 100 Ohio Indemnity/Evergreen HUB International
Performance bond 07/01/09 06/30/12 300,000.00 3,030 Ohio Indemnity/Evergreen HUB International
Performance bond 07/01/09 06/30/12 25,000.00 250 Ohio Indemnity/Evergreen HUB International
Performance bond 09/10/09 09/10/12 169,770.12 1,698 Ohio Indemnity/Evergreen HUB International
Performance bond 11/30/09 11/31/19 67,500.00 675 Ohio Indemnity/Evergreen HUB International

Legal Entity         Location         Bond #         Obligee         State
Veolia ES Solid Waste Midwest, LLC St Paul 300863 City of Columbia Heights WI
Veolia ES Solid Waste Midwest, LLC St Paul 300864 City of Hudson WI
Veolia ES Solid Waste Midwest, LLC St Paul 300865 Village of North Hudson WI
Veolia ES Solid Waste Midwest, LLC Sheboygan 300866 City of Sheboygan WI
Veolia ES Solid Waste Southeast, Inc. Apopka 300867 Semiole County FL
Veolia ES Solid Waste Midwest, LLC Schofield (Wausau) 300869 Town of Rib Mountain WI
Veolia ES Solid Waste Midwest, LLC Hartland 300873 Village of Chenequa WI
Veolia ES Solid Waste Midwest, LLC Hartland 300874 Town of Lisbon WI
Veolia ES Solid Waste Midwest, LLC Hartland 300875 Village of Pewaukee WI
Veolia ES Solid Waste Midwest, LLC Hartland 300876 Village of Dousman WI
Veolia ES Solid Waste Midwest, LLC Hartland 300881 City of Waukesha (residential) Wi
Veolia ES Solid Waste Midwest, LLC Horicon 300901 Village of Grafton WI
Veolia ES Orchard Hills Landfill, Inc. ORCHARD HILLS LF 301052 Rock River Reclamation District WI
Veolia ES Solid Waste Midwest, LLC Melrose Park 301054 Palatine Park Districk IL
Veolia ES Solid Waste Southeast, Inc. Ft Meyers Beach 301097 City of Sanibel FL
Veolia ES Solid Waste of NJ, Inc. Totowa 301107 Morris Hills NJ
Veolia ES Solid Waste of NJ, Inc. Totowa 301110 School District of Chathams NJ
Veolia ES Solid Waste Midwest, LLC Hartland 301135 City of Brookfield WI
Veolia ES Solid Waste Southeast, Inc. Islamorada 301137 Miami Dade SW Disposal FL
Veolia ES Solid Waste Midwest, LLC Waunakee 301161 City of Monona WI
Veolia ES Solid Waste Midwest, LLC Waunakee 301162 Town of Westport WI
Veolia ES Solid Waste Midwest, LLC Schofield 301170 Village of Marathon IL
Veolia ES Solid Waste Midwest, LLC Waunakee 301176 Village of Dane WI
Veolia ES Solid Waste Midwest, LLC Decatur 301178 Village of Cerro Gordo IL
Veolia ES Solid Waste Midwest, LLC Muskego 301179 City of Burlington WI
Veolia ES Solid Waste Midwest, LLC Moody 301180 City of Sylacauga AL
Veolia ES Solid Waste Midwest, LLC Muskego 301181 Town of Norway WI
Veolia ES Solid Waste Midwest, LLC Muskego 301186 City of Glendale WI
Veolia ES Solid Waste Midwest, LLC Muskego 301187 Town of Waterford WI
Veolia ES Solid Waste Midwest, LLC Monticello 301191 City of Delphi IN
Veolia ES Solid Waste Midwest, LLC Macon 301194 City of Brookrfield MO
Veolia ES Solid Waste of NJ, Inc. Paterson 301311 Borough of Ordell NJ
Veolia ES Solid Waste Midwest, LLC St. Paul 301312 PHA Mt Airy MN
Veolia ES Eagle Bluff Landfill, Inc. Eagle Bluff 301314 City of Tuscaloosa AL
Veolia ES Solid Waste Midwest, LLC Moody 301375 City of Talledega AL
Veolia ES Solid Waste Midwest, LLC Sheboygan 301378 Village of Cleveland WI
Veolia ES Solid Waste Midwest, LLC FT ATKINSON 551060 City of Waterloo WI
Veolia ES Solid Waste Midwest, LLC Waukegan 551153 Village of Hainesville IL
Veolia ES Solid Waste of PA, Inc. CBF Hauling 551269 Allenport Bourough PA
Veolia ES Solid Waste Midwest, LLC Wisconsin Rapids 551368 Portage County (Plover) WI
Veolia ES Solid Waste Midwest, LLC St. Paul 553267 City of White Bear Lake MN
Veolia ES Solid Waste Midwest, LLC CENTRAL MN 554773 City of Monticello MN
Veolia ES Solid Waste Midwest, LLC NORTHERN MISSOURI 554797 City of Kirksville MO
Veolia ES Solid Waste of NJ, Inc. Totowa 554958 NEW JERSEY TURNPIKE AUTHORITY NJ
Veolia ES Greentree Landfill, LLC Greentree Landfill 555227 County of Blair PA
Veolia ES Solid Waste Midwest, LLC Northville, MI 555273 SE Oakland County Resourse recovery MI
Veolia ES Solid Waste Midwest, LLC Charleston 555324 Eastern IL University IL
Veolia ES Glacier Ridge Landfill, LLC Glacier Ridge 555577 WI DNR WI
Veolia ES Solid Waste Midwest, LLC Dubois 555597 Borough of Clearfield PA
Veolia ES Solid Waste Midwest, LLC CBF, Inc. 555850 Township of Sewickley PA
Veolia ES Solid Waste Midwest, LLC Rochester 555944 Goodhue County MN
Veolia ES Solid Waste Southeast, Inc. ORLANDO 556337 Osceola County (franchise agreement) FL
Veolia ES Solid Waste Southeast, Inc. Orlando 556338 Town of Howey-ln-The-Hills FL
Veolia ES Solid Waste Midwest, LLC NORTHBROOK 556386 City of Highland Park IL
Veolia ES Solid Waste Southeast, Inc. Lincoln AL 556387 Talladega County AL
Veolia ES Vasko Solid Waste, Inc. Vasko 556477 City of North St. Paul MN
Veolia ES Vasko Solid Waste, Inc. Vasko 556478 City of Oakdale MN
Veolia ES Vasko Solid Waste, Inc. Vasko 556479 City of Maplewood MN
Financial Mechanism/Bond Type Original Eff Date Exp Date Bond Amount Premium Carrier Broker
Performance bond 01/01/10 12/31/12 250,000.00 2,500 Ohio Indemnity/Evergreen HUB International
Performance bond 01/01/10 12/31/14 100,000.00 1,000 Ohio Indemnity/Evergreen HUB International
Performance bond 01/01/10 12/31/12 150,000.00 1,500 Ohio Indemnity/Evergreen HUB International
Performance bond 01/01/10 12/31/12 511,950.00 5,120 Ohio Indemnity/Evergreen HUB International
Performance bond 04/01/10 03/31/18 707,935.53 7,171 Ohio Indemnity/Evergreen HUB International
Performance bond 01/01/10 12/31/15 250,000.00 2,500 Ohio Indemnity/Evergreen HUB International
Performance bond 01/01/10 12/31/12 23,000.00 230 Ohio Indemnity/Evergreen HUB International
Performance bond 01/01/10 12/31/12 208,000.00 2,080 Ohio Indemnity/Evergreen HUB International
Performance bond 01/01/10 12/31/12 21,000.00 210 Ohio Indemnity/Evergreen HUB International
Performance bond 01/01/10 12/31/12 35,000.00 350 Ohio Indemnity/Evergreen HUB International
Performance bond 01/01/10 12/31/14 162,000.00 1,620 Ohio Indemnity/Evergreen HUB International
Performance bond 01/01/09 12/31/13 100,000.00 1,000 Ohio Indemnity/Evergreen HUB International
Performance bond 05/01/10 04/30/13 30,000.00 300 Ohio Indemnity/Evergreen HUB International
Performance bond 04/05/10 03/31/13 21,000.00 210 Ohio Indemnity/Evergreen HUB International
Performance bond 10/01/10 09/30/15 1,000,000.00 10,130 Ohio Indemnity/Evergreen HUB International
Performance bond 07/01/10 06/30/12 115,509.00 1,155 Ohio Indemnity/Evergreen HUB International
Performance bond 07/01/11 06/30/12 74,424.00 744 Ohio Indemnity/Evergreen HUB International
Performance bond 09/01/10 12/31/12 838,000.00 11,172 Ohio Indemnity/Evergreen HUB International
Performance bond 10/01/10 09/30/12 200,000.00 2,026 Ohio Indemnity/Evergreen HUB International
Performance bond 10/02/10 12/31/16 215,000.00 2,150 Ohio Indemnity/Evergreen HUB International
Performance bond 10/02/10 12/31/12 110,000.00 1,100 Ohio Indemnity/Evergreen HUB International
Performance bond 01/11/01 12/31/12 75,000.00 750 Ohio Indemnity/Evergreen HUB International
Performance bond 01/01/11 12/31/15 75,000.00 750 Ohio Indemnity/Evergreen HUB International
Performance bond 12/01/10 12/01/12 100,000.00 1,000 Ohio Indemnity/Evergreen HUB International
Performance bond 01/01/11 12/31/14 50,000.00 500 Ohio Indemnity/Evergreen HUB International
Performance bond 01/01/11 12/31/13 642,121.20 6,421 Ohio Indemnity/Evergreen HUB International
Performance bond 01/01/11 12/31/12 514,187.52 5,142 Ohio Indemnity/Evergreen HUB International
Performance bond 01/01/11 12/31/14 10,000.00 100 Ohio Indemnity/Evergreen HUB International
Performance bond 01/01/11 12/31/14 25,000.00 250 Ohio Indemnity/Evergreen HUB International
Performance bond 01/01/11 12/31/12 74,820.00 748 Ohio Indemnity/Evergreen HUB International
Performance bond 02/01/11 01/31/13 1,000,000.00 10,000 Ohio Indemnity/Evergreen HUB International
Performance bond 01/01/12 12/31/12 214,030.00 2,140 Ohio Indemnity/Evergreen HUB International
Performance bond 04/01/11 04/01/13 5,000.00 100 Ohio Indemnity/Evergreen HUB International
Performance bond 03/01/11 2/29/2013 50,000.00 500 Ohio Indemnity/Evergreen HUB International
Performance bond 10/01/11 09/30/12 500,000.00 5,000 Ohio Indemnity/Evergreen HUB International
Performance bond 11/01/11 03/31/13 50,000.00 207 Ohio Indemnity/Evergreen HUB International
Performance bond 01/01/03 12/31/12 25,802.40 258 Evergreen HUB International
Performance bond 12/01/02 11/30/12 50,000.00 500 Evergreen HUB International
Performance bond 01/01/03 12/31/12 2,000.00 100 Evergreen HUB International
Performance bond 01/01/03 01/01/13 50,000.00 500 Evergreen HUB International
Performance bond 09/01/03 09/01/12 50,000.00 500 Evergreen HUB International
Performance bond 03/24/05 03/24/13 55,482.00 555 Evergreen HUB International
Performance bond 02/24/05 02/24/13 250,000.00 2,500 Evergreen HUB International
Performance bond 01/01/07 12/31/12 3,120.00 100 Evergreen HUB International
Performance bond 07/01/07 06/30/12 12,553.82 126 Evergreen HUB International
Performance bond 07/01/07 07/01/17 1,000,000.00 10,000 Evergreen HUB International
Performance bond 07/01/11 06/30/12 196,193.52 1,962 Evergreen HUB International
Performance bond 09/30/07 09/30/12 23,000.00 230 Evergreen HUB International
Performance bond 09/01/07 08/31/12 5,000.00 100 Evergreen HUB International
Performance bond 01/01/06 12/31/12 22,110.00 221 Evergreen HUB International
Performance bond 01/01/06 01/01/13 2,000.00 100 Evergreen HUB International
Performance bond 10/01/05 10/01/12 50,000.00 507 Evergreen HUB International
Performance bond 10/01/05 10/01/12 100,000.00 1,013 Evergreen HUB International
Performance bond 09/03/05 12/31/12 500,000.00 6,688 Evergreen HUB International
Performance bond 09/14/05 09/14/12 500,000.00 5,000 Evergreen HUB International
Performance bond 12/31/05 12/31/12 10,000.00 100 Evergreen HUB International
Performance bond 12/31/05 12/31/12 3,000.00 100 Evergreen HUB International
Performance bond 12/31/05 12/31/12 3,000.00 100 Evergreen HUB International

Legal Entity Location Bond # Obligee State Financial Mechanism/Bond Type Original Eff Date Exp Date Bond Amount Premium Carrier Broker
Veolia ES Vasko Solid Waste, Inc. Vasko 556480 City of Lake Elmo MN Performance bond 12/31/05 12/31/12 1,000.00 100 Evergreen HUB International
Veolia ES Vasko Solid Waste, Inc. Vasko 556481 City of St. Louis Park MN Performance bond 12/31/05 12/31/12 5,000.00 100 Evergreen HUB International
Veolia ES Solid Waste of NJ, Inc. Totowa 556483 Borough of Hawthorne NJ Performance bond 01/01/06 12/31/12 763,830.00 7,638 Evergreen HUB International
Veolia ES Greentree Landfill, LLC Greentree Landfill 556485 Clearfield County PA Performance bond 01/01/06 12/31/12 154,536.00 1,545 Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC Rochester 556492 Winona County MN Performance bond 11/16/05 11/16/12 100,000.00 1,000 Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC WAUKEGAN 556496 Village of Round Lake Park IL Performance bond 12/31/05 12/31/12 55,000.00 550 Evergreen HUB International
Veolia ES Solid Waste Southeast, Inc. CBF Hauling 556497 Borough of New Stanton PA Performance bond 01/01/06 12/31/12 113,880.00 1,139 Evergreen HUB International
Veolia ES Solid Waste Southeast, Inc. CBF 556505 Borough of Addison PA Performance bond 12/31/05 12/31/12 10,000.00 100 Evergreen HUB International
Veolia ES Lancaster, LLC Lancaster LLC 556728 Township of Mount Joy (road) PA Performance bond 04/14/06 04/14/13 100,000.00 1,000 Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC Hartland 556730 Village of Elm Grove WI Performance bond 03/31/06 03/31/13 308,000.00 3,080 Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC COLUMBIA 556731 City of Boonville MO Performance bond 04/01/06 04/01/13 40,000.00 400 Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC CENTRAL MN 556745 City of Maple Lake (recycling) MN Performance bond 05/01/06 05/01/13 20,430.00 204 Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC NORTHBROOK 556927 VILLAGE OF NORTHBROOK IL Performance bond 01/01/06 12/31/12 500,000.00 5,000 Evergreen HUB International
Veolia ES Solid Waste of PA, Inc. DUBOIS 557157 City of Warren PA Performance bond 09/30/06 09/30/12 25,000.00 250 Evergreen HUB International
Veolia ES Solid Waste of PA, Inc. Dubois/Clarion 557277 Borough of Tionesta PA Performance bond 09/15/06 07/31/12 3,531.00 100 Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC Moody 557327 City of Glencoe AL Performance bond 10/01/06 10/01/12 100,000.00 1,000 Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC NORTHERN MISSOURI 557452 City of Moberly MO Performance bond 05/01/05 04/30/13 50,000.00 500 Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC Batavia 557490 Village of Streamwood IL Performance bond 07/01/11 06/30/12 1,080,000.00 10,800 Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC NORTHLAKE 557650 Village of Oak Brook IL Performance bond 07/24/05 07/24/12 5,000.00 100 Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC SOUTHLAKE 557654 City of Groveland FL Performance bond 07/01/05 06/30/12 5,000.00 100 Evergreen HUB International
Veolia ES Solid Waste Southeast, Inc. ALABAMA WASTE 557657 Bibb County (transfer station) AL Performance bond 07/31/05 07/31/12 50,000.00 101 Evergreen HUB International
Veolia ES Solid Waste Southeast, Inc. ORLANDO 557761 Altamonte Springs, FL FL Performance bond 08/31/05 08/31/12 100,000.00 100 Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC NORTHERN MISSOURI 557790 City of Albany MO Performance bond 08/01/05 08/01/12 15,000.00 150 Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC NORTHERN MISSOURI 557791 City of King City MO Performance bond 08/01/05 08/01/12 5,000.00 150 Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC Batavia 557849 County of Kane IL Performance bond 09/01/05 08/31/12 100,000.00 1,000 Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC Hartland 557903 Village of Hartland WI Performance bond 01/01/07 12/31/12 50,000.00 500 Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC OWS of MI 557959 City of Dearborn MI Performance bond 01/01/07 12/31/12 548,540.00 5,485 Evergreen HUB International
Veolia ES Solid Waste of PA, Inc. CBF 558035 Waynesburg Borough PA Performance bond 01/01/07 12/31/12 50,000.00 500 Evergreen HUB International
Veolia ES Solid Waste of PA, Inc. CBF 558036 Franklin township PA Performance bond 01/01/07 12/31/12 50,000.00 500 Evergreen HUB International
Veolia ES Solid Waste of PA, Inc. Dubois 558057 Jefferson County Solid Wster Authority PA Performance bond 01/01/07 12/31/12 6,000.00 100 Evergreen HUB International
Veolia ES Greentree Landfill, LLC Greentree 558085 Jefferson County PA Performance bond 01/01/07 12/31/12 52,752.00 528 Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC Central MN 558208 City of Maple Lake (trash hauling) MN Performance bond 10/15/07 05/01/12 66,435.60 665 Evergreen HUB International
Veolia ES Solid Waste of NJ, Inc. Totowa 558378 Township of Wyckoff NJ Performance bond 01/01/08 12/31/12 117,986.04 1,180 Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC Muskego 558379 Village of Brown Deer WI Performance bond 01/01/08 12/31/12 500,000.00 5,000 Evergreen HUB International
Veolia ES Solid Waste of PA, Inc. CBF 558401 Borough of Vanderbilt PA Performance bond 01/01/08 12/31/12 20,000.00 100 Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC Eau claire 558432 State of WI (University Stout) WI Performance bond 01/01/08 01/07/13 10,000.00 100 Evergreen HUB International
Veolia ES Solid Waste of PA, Inc. CBF Hauling 558776 Borough of Scottdale PA Performance bond 06/01/08 05/31/12 464,175.36 4,642 Evergreen HUB International
Veolia ES Solid Waste of PA, Inc. CBF Hauling 558924 Maryland Dept of Enviromnent PA Performance bond 07/01/08 06/30/12 10,000.00 100 Evergreen HUB International
Veolia ES Solid Waste of NJ, Inc. Totowa 559074 Dover Board of Education NJ Performance bond 09/01/08 08/31/12 47,023.00 470 Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC St Paul 559152 Dakota County MN Performance bond 10/01/08 09/30/12 50,000.00 500 Evergreen HUB International
Veolia ES Solid Waste of PA, Inc. Dubois 559169 City of Franklin PA Performance bond 11/01/08 10/31/12 100,000.00 1,000 Evergreen HUB International
Veolia ES Solid Waste of PA, Inc. Dubois 559170 Borough of Clintonville PA Performance bond 10/01/08 09/30/12 20,000.00 200 Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC Horicon 559364 Village of Saukville WI Performance bond 01/01/09 12/31/12 50,000.00 500 Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC Horicon 559366 City of Port Washington WI Performance bond 01/01/09 12/31/12 50,000.00 500 Evergreen HUB International
Veolia ES Solid Waste of PA, Inc. Dubois 559423 City of Franklin PA Performance bond 01/01/09 12/31/12 220,800.00 2,208 Evergreen HUB International
Veolia ES Solid Waste Southeast, Inc. Orlando 851164 Orange County FL Performance bond 01/01/09 12/31/12 2,298,875.92 23,288 Evergreen HUB International
Veolia ES Solid Waste Southeast, Inc. Sarasota County Managed Land 851215 Sarasota County FL Performance bond 06/01/08 06/01/12 4,094,197.00 41,479 Evergreen HUB International
Veolia ES Solid Waste of PA, Inc. Dubois 851845 Centre Region Counsel of Governments PA Performance bond 01/01/10 12/31/12 639,303.00 6,393 Evergreen HUB International
Veolia ES Solid Waste of PA, Inc. Dubois 852123 Borough of Cochranton PA Performance bond 01/01/10 12/31/12 110,000.00 1,100 Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC EVANSVILLE 852129 Indiana DEM IN Performance bond 12/04/09 11/04/12 10,000.00 100 Evergreen HUB International
Veolia ES Solid Waste of PA, Inc. Dubois 852200 Warren County PA Performance bond 01/01/10 12/31/12 72,000.00 720 Evergreen HUB International
Veolia ES Solid Waste of NJ, Inc. Totowa 852365 Township of Little Falls NJ Performance bond 01/01/10 01/01/14 341,250.00 3,413 Evergreen HUB International
Veolia ES Solid Waste of NJ, Inc. Totowa 852370 Pompton Lakes NJ Performance bond 01/01/10 12/31/14 409,500.00 4,095 Evergreen HUB International
Veolia ES Solid Waste of PA, Inc. Dubois 852657 City of Dubois PA Performance bond 04/01/10 03/31/13 500,000.00 5,000 Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC Claypool 852790 Town of Winona Lake IN Performance bond 07/01/10 06/30/12 40,352.92 404 Evergreen HUB International
Veolia ES Solid Waste of PA, Inc. Dubois 852968 City of titusville (sludge hauling) PA Performance bond 07/01/10 06/30/12 15,000.00 150 Evergreen HUB International
Veolia ES Solid Waste of PA, Inc. Dubois 852969 City of titusville (collection/disposal ) PA Performance bond 07/01/10 06/30/12 75,000.00 750 Evergreen HUB International
Veolia ES Solid Waste of NJ, Inc. Totowa 853095 River Dell NJ Performance bond 07/01/10 06/30/12 12,470.40 125 Evergreen HUB International
Veolia ES Solid Waste of PA, Inc. CBF Hauling 853125 German Township PA Performance bond 07/22/10 01/31/13 50,000.00 500 Evergreen HUB International
Veolia ES Solid Waste of NJ, Inc. Totowa 853134 Morris School District NJ Performance bond 06/22/10 06/22/12 63,355.00 634 Evergreen HUB International

Legal Entity Location Bond # Obligee State Financial Mechanism/Bond Type Original Eff Date Exp Date Bond Amount Premium Carrier Broker
Veolia ES Solid Waste of PA, Inc. CBF Hauling 853218 Township of South and North Union PA Performance bond 09/01/10 09/01/12 1,180,648.80 11,806 Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC Northville, MI 853271 South Macomb Disposal Authority MI Performance bond 09/01/10 11/29/12 3,000,000.00 30,000 Evergreen HUB International
Veolia ES Solid Waste of NJ, Inc. Totowa 853297 County of Morris NJ Performance bond 09/13/10 09/13/12 125,000.00 1,250 Evergreen HUB International
Veolia ES Solid Waste of NJ, Inc. Paterson 853406 Frankin Lakes Board NJ Performance bond 01/01/11 12/31/12 18,129.00 181 Evergreen HUB International
Veolia ES Solid Waste of NJ, Inc. Paterson 853410 Morristown Housing Authority NJ Performance bond 11/01/10 11/01/12 77,009.00 770 Evergreen HUB International
Veolia ES Solid Waste of NJ, Inc. Paterson 853415 County of Passaic NJ Performance bond 07/01/10 06/30/13 112,842.72 1,128 Evergreen HUB International
Veolia ES Solid Waste of PA, Inc. Dubois 853671 Clearfield County PA Performance bond 02/24/11 12/24/12 24,000.00 240 Evergreen HUB International
Veolia ES Solid Waste of PA, Inc. Dubois 853696 City of Corry PA Performance bond 03/03/11 2/29/13 475,000.00 4,750 Evergreen HUB International
Veolia ES Solid Waste of NJ, Inc. Paterson 854095 City of Paterson NJ Performance bond 07/01/11 09/30/12 794,637.54 7,946 Evergreen HUB International
Veolia ES Arbor Hills Landfill, Inc. Arbor Hills Landfill 854138 Washtenaw County host agreement MI Performance bond 09/01/11 08/31/12 2,000,000.00 20,000 Evergreen HUB International
Veolia ES Solid Waste of PA, Inc. CBF Hauling 854415 City of Uniontwon PA Performance bond 07/01/11 06/30/12 1,000,000.00 10,000 Evergreen HUB International
Veolia ES Solid Waste of PA, Inc. CBF Hauling 854460 Borough of Everson PA Performance bond 01/01/12 12/31/12 50,000.00 500 Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC Melrose Park 854534 City of Rolling Meadows IL Performance bond 01/01/12 06/30/12 43,000.00 430 Evergreen HUB International
Veolia ES Solid Waste Southeast, Inc. Moody 1002539 Calhoun County Commission AL Performance bond 11/01/03 09/30/12 1,000,000.00 7,000 Lexon Smith Manus
Veolia ES Solid Waste Midwest, LLC ROCHESTER 1016433 Wabasha County MN Performance bond 01/01/06 12/31/12 15,820.31 111 Lexon Smith Manus
Veolia ES Solid Waste Midwest, LLC Muskego 1016437 Village of Hales Corners WI Performance bond 01/01/06 12/31/12 250,000.00 1,750 Lexon Smith Manus
Veolia ES Solid Waste Midwest, LLC FT ATKINSON 1016445 CITY OF ELKHORN WI Performance bond 12/31/05 12/31/12 120,000.00 840 Lexon Smith Manus
Veolia ES Solid Waste of PA, Inc. CBF 1016482 Borough of South Connellsville NJ Performance bond 02/22/06 02/22/13 50,000.00 350 Lexon Smith Manus
Veolia ES Solid Waste Midwest, LLC St. Paul 1019358 City of Oak Park Heights MN Performance bond 01/01/07 12/31/12 50,000.00 350 Lexon Smith Manus
Veolia ES Solid Waste Midwest, LLC CENTRAL MN 1019369 City of Clearwater, MN MN Performance bond 01/01/07 12/31/12 10,000.00 100 Lexon Smith Manus
Veolia ES Solid Waste of PA, Inc. Dubois 1019373 Clearfield County PA Performance bond 12/30/06 10/31/12 9,000.00 100 Lexon Smith Manus
Veolia ES Solid Waste Midwest, LLC Omro 1033700 Town of Menasha WI Performance bond 01/01/09 12/31/12 125,000.00 875 Lexon Smith Manus
Veolia ES Solid Waste Southeast, Inc. Lake City K07975636 Columbia County FL Performance bond 11/1/2011 10/31/2012 1,000,000.00 10,130 ter Fire Insurance/Evergreen HUB International
Veolia ES Solid Waste Southeast, Inc. Panama City 854689 City of Wewahitchka FL Performance bond 03/01/12 02/28/13 150,000.00 1,520 Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC Minocaqua 300665 Forest County Potowatomi WI Performance/Payment 05/05/08 05/05/13 58,943.00 589 Ohio Indemnity/Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC Newport 300786 City of Brooklyn Park MN Performance/Payment 09/19/09 09/19/12 257,239.54 2,572 Ohio Indemnity/Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC St. Paul 300790 Public Housing Authorithy St. Paul (Roose MN Performance/Payment 06/01/09 05/31/13 5,000.00 100 Ohio Indemnity/Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC St. Paul 300791 Public Housing Authorithy St. Paul (Area MN Performance/Payment 06/01/09 05/31/13 5,000.00 100 Ohio Indemnity/Evergreen HUB International
Veolia ES Solid Waste Southeast, Inc. Ft. Meyers 301057 Lee County Area 1 FL Performance/Payment 10/01/10 09/30/15 3,100,000.00 31,169 Ohio Indemnity/Evergreen HUB International
Veolia ES Solid Waste Southeast, Inc. Ft. Meyers 301058 Lee County Area 2 FL Performance/Payment 10/01/11 09/30/15 3,100,000.00 31,169 Ohio Indemnity/Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC St Paul/Vasko 301067 Publilc Housing St. Paul (Bulk Refuse) MN Performance/Payment 06/11/10 06/10/12 15,000.00 150 Ohio Indemnity/Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC Hartland 301068 City of Waukesa (drop off center) WI Performance/Payment 05/01/10 05/01/13 22,000.00 220 Ohio Indemnity/Evergreen HUB International
Veolia ES Solid Waste of NJ, Inc. Totowa 301078 Borough of Ramsey NJ Performance/Payment 06/01/10 05/31/13 1,280,000.00 12,800 Ohio Indemnity/Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC Muskego 301120 Village of Fox Point WI Performance/Payment 01/01/10 12/31/12 305,042.88 3,050 Ohio Indemnity/Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC Hartland 301325 City of Waukesha (street sweepings) WI Performance/Payment 04/01/11 03/31/13 10,000.00 100 Ohio Indemnity/Evergreen HUB International
Veolia ES Chestnut Valley Landfill, Inc. Chestnut Valley 550995 Masontown Borough (continuous) PA Performance/Payment 10/01/02 10/01/12 150,000.00 1,500 Evergreen HUB International
Veolia ES Solid Waste Southeast, Inc. SOUTHLAKE 553702 Osceola County FL Performance/Payment 02/11/04 02/11/13 50,000.00 507 Evergreen HUB International
Veolia ES Vasko Solid Waste, Inc. Vasko 556037 City of St Paul MN Performance/Payment 03/01/06 03/01/13 10,000.00 100 Evergreen HUB International
Veolia ES Star Ridge Landfill, Inc. STARRIDGE LF 557878 Chiliton County AL Performance/Payment 12/01/06 12/01/12 267,120.00 2,671 Evergreen HUB International
Veolia ES Vasko Solid Waste, Inc. Vasko 558550 City of St Paul MN Performance/Payment 03/01/08 03/01/13 10,000.00 100 Evergreen HUB International
Veolia ES Vasko Rubbish Removal, Inc. Vasko 558622 Metropolitan council MN Performance/Payment 04/16/08 04/16/13 645,000.00 6,450 Evergreen HUB International
Veolia ES Solid Waste Southeast, Inc. Ocala 850884 City of Ocala FL Performance/Payment 10/01/05 10/01/12 2,200,000.00 22,286 Evergreen HUB International
Veolia ES Solid Waste Southeast, Inc. St. Petersburg 851311 Pinellas County Board of Commissioners FL Performance/Payment 08/27/08 08/27/12 7,831,229.74 79,330 Evergreen HUB International
Veolia ES Solid Waste of NJ, Inc. Totowa 853087 Borough of Haledon NJ Performance/Payment 08/01/10 07/31/15 1,011,500.00 10,115 Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC St. Paul 854314 Metropolitan council MN Performance/Payment 11/01/11 10/31/12 332,220.00 3,322 Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC Hartland 854702 City of Waukesha (Health & Human Servi WI Performance/Payment 04/01/12 04/01/13 27,700.00 277 Evergreen HUB International
Veolia ES Solid Waste Midwest, LLC Muskego 860816 City of Muskego WI Performance/Payment 01/01/10 12/31/12 836,517.20 8,364 Evergreen HUB International
Veolia ES Blue Ridge Landfill, Inc. Blue Ridge Landfill 300457 KY Natural Resources KY Post Closure bond 08/24/07 08/24/12 1,780,702.00 19,908 Ohio Indemnity/Evergreen HUB International
Veolia ES Morehead Landfill, Inc. Morehead Landfill 300460 KY Natural Resources KY Post Closure bond 08/27/07 08/27/12 3,650,506.00 37,162 Ohio Indemnity/Evergreen HUB International
Veolia ES Orchard Hills Landfill, Inc. ORCHARD HILLS LF 300993 ILEPA IL Post Closure bond 05/20/09 05/20/13 4,011,241.00 40,112 Ohio Indemnity/Evergreen HUB International
Veolia ES Zion Landfill, Inc. ZION LANDFILL 850622 Illinois EPA IL Post closure bond 02/17/04 02/17/14 7,856,555.00 78,566 Evergreen HUB International
Veolia ES Valley View Landfill, Inc. Valley View Landfill 851349 ILEPA IL Post closure bond 05/20/09 05/20/14 5,348,765.00 53,488 Evergreen HUB International
Veolia ES Arbor Hills Landfill, Inc. Arbor Hills Landfill 852404 MI DEQ MI Post closure bond 01/21/10 01/21/13 4,154,234.00 41,542 Evergreen HUB International
Veolia ES Emerald Park Landfill, LLC Emerald Park 853051 WI DNR WI Post Closure bond 09/12/10 09/12/12 6,896,000.00 68,960 Evergreen HUB International
Veolia ES Seven Mile Creek Landfill, LLC Seven Mile Creek 853190 WI DNR WI Post closure bond 08/15/10 08/15/12 7,478,270.00 74,782 Evergreen HUB International
Veolia ES Glacier Ridge Landfill, LLC Glacier Ridge 853192 WI DNR WI Post closure bond 08/15/10 08/17/12 9,536,745.00 95,367 Evergreen HUB International
Veolia ES Hickory Meadows Landfill, LLC Hickory Meadows Landfill 853200 WI DNR WI Post closure bond 08/15/10 08/15/12 6,173,156.00 61,732 Evergreen HUB International
Veolia ES Valley Meadows Landfill, LLC Valley Meadows Landfill 853201 WI DNR WI Post closure bond 08/15/10 08/21/12 3,205,859.00 32,059 Evergreen HUB International

Legal Entity Location Bond # Obligee State Financial Mechanism/Bond Type Original Eff Date Exp Date Bond Amount Premium Carrier Broker
Veolia ES Cranberry Creek Landfill, LLC Cranberry Creek Landfill 853203 WI DNR WI Post closure bond 08/15/10 08/15/12 4,336,594.00 43,365 Evergreen HUB International
Veolia ES Mallard Ridge Landfill, Inc. Mallard Ridge LF 853344 WI DNR WI Post closure bond 10/02/10 10/02/12 7,167,861.00 71,679 Evergreen HUB International
Veolia ES Mallard Ridge Landfill, Inc. Mallard Ridge LF (inactive LF) 853345 WI DNR WI Post closure bond 10/02/10 10/02/12 2,347,572.00 23,476 Evergreen HUB International
Veolia ES Chestnut Valley Landfill, Inc. Chestnut Valley 853981 PA DEP PA Post Closure bond 06/01/11 06/01/12 6,369,109.00 63,691 Evergreen HUB International
Veolia ES Greentree Landfill, LLC Greentree 853987 PA DEP PA Post Closure bond 10/01/11 10/01/12 22,633,311.00 226,333 Evergreen HUB International
Veolia ES Emerald Park Landfill, LLC Emerald Park (Future Parkland 854324 WI DNR WI Post closure bond 10/19/11 10/19/12 751,052.86 7,511 Evergreen HUB International
Veolia ES Blackfoot Landfill, inc. Blackfoot 853158 Indiana DEM IN Post Closure bond/Stanby Trust 08/15/10 08/15/12 4,635,115.00 46,351 Evergreen HUB International
Veolia ES Rolling Hills Landfill, Inc. Rolling Hills Landfill 853162 MN Pollution Control Agency MN Post Closure bond/Stanby Trust 08/15/10 08/15/12 3,106,613.00 31,066 Evergreen HUB International
Veolia ES Hoosier Landfill, Inc. Hoosier Landfill #2 1024598 IDEM IN Post Closure bond/Stanby Trust 08/31/07 08/31/12 1,350,572.00 9,454 Lexon Smith Manus
292,350,905.13

Solid Waste Standby Trust Summary
As of 05.29.12
No change from 3/31/12
Legal Entity Trust Company Surety bond Bond Amount Surety Company Comments
Veolia ES Blackfoot Landfill, Inc. Richland Trust Company 853157 $4,062,915.00 Evergreen National Indemnity
3726 East State Road 64, Winslow, IN 47598 853158 $4,635,115.00 Evergreen National Indemnity
Blackfoot Resource Recovery Facility 552060 $108,000.00 Evergreen National Indemnity
White County Transfer Station 301183 $8,000.00 Ohio Indemnity Company
3054 East Division Road, Monticello, IN 47960
Veolia ES Hoosier Landfill, Inc. Richland Trust Company 1024597 $3,857,676.00 Lexon/Bond /Safe Guard
2710 E. County Road, 800 South, Claypool, IN 46510 1024598 $1,350,572.00 Lexon
Veolia ES Rolling Hills Landfill, Inc. Richland Trust Company 853161 $1,531,180.14 Evergreen National Indemnity
175 County Road 37 NE, Buffalo, MN 55313 853162 $3,106,613.00 Evergreen National Indemnity
301131 $702,194.95 Ohio Indemnity Company
Veolia ES Cypress Acres Landfill, Inc. US Bank 552089 $825,552.21 Evergreen National Indemnity
7424 NE 33rd Court, Ocala, FL 32274
* Stand by Trust provices assurance that funds will be available when needed for closure/post closure care